UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-4415

COLLEGE RETIREMENT EQUITIES FUND
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

2005 ANNUAL REPORT

COLLEGE RETIREMENT
EQUITIES FUND

DECEMBER 31, 2005
Audited financial statements including summary portfolios of investments

Stock

Growth

Global Equities

Money Market

Equity Index

Bond Market

Social Choice

Inflation-Linked Bond

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PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2005

		Average annual compound rates
		of total return
	Inception				Since
	date	1 year	5 years	10 years	inception

EQUITIES
CREF Stock	8/1/1952	7.49%	1.82%	8.48%	10.49%
CREF Global Equities	5/1/1992	9.62	0.92	7.04	9.07
CREF Equity Index	4/29/1994	5.67	1.19	8.89	10.76
CREF Growth	4/29/1994	5.43	–5.05	5.69	8.02

EQUITIES & FIXED INCOME
CREF Social Choice	3/1/1990	4.97	3.43	8.43	10.04

FIXED INCOME
CREF Bond Market	3/1/1990	2.25	5.71	5.99	7.30
CREF Inflation-Linked Bond	5/1/1997	2.53	8.33	—	7.17
CREF Money Market*	4/1/1988	2.90	2.03	3.76	4.71

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 12/31/2005)		(7-day period ended 12/27/2005)

	Effective			Current	Effective
CREF Bond Market	4.50%	CREF Money Market*		3.87%	3.94%

*

As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

The CREF variable annuity accounts are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

Understanding your CREF report

This report contains information about your CREF accounts and analyzes the accounts’ results for the year ended December 31, 2005. It has four main sections:

•	The performance overview on the facing page shows the accounts’ returns in a variety of time periods.
•	The letter from Scott Evans, TIAA-CREF’s chief investment officer, explains how the performance of the U.S. and foreign investment markets differed during the past year.
•	The account performance section compares each account’s return with the returns of that account’s benchmark and peer group. This section also provides information about risks and expenses.
•	The financial statements contain detailed information about the operations and financial condition of each account.

          You can get current performance information at the end of every business day from our automated telephone service or from the TIAA-CREF website.

          As always, you should carefully consider the investment objectives, risks, charges and expenses of any account before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to CREF participants

During 2005 rising interest rates, record oil prices and a pair of catastrophic hurricanes tested the resilience of the nation’s economy and confined U.S. stock and bond returns to a narrow range.

          Gains were concentrated in several brief periods, rewarding investors who remained fully invested throughout the year.

          The Russell 3000® Index, one of the broadest U.S. stock market barometers, posted gains in only seven months, and its 6.1% advance for the year depended largely on the 4.1% jump during July.

Bonds dip, foreign stocks soar

Increases in short-term interest rates helped push bond yields higher, and bond prices declined as a result, but interest income kept bond returns in positive territory for the year. The Lehman Brothers U.S. Aggregate Index, which measures the investment-grade bond market in the United States, was up 2.4%.

          For the third consecutive year, foreign stocks enjoyed larger gains than U.S. issues. The MSCI EAFE® Index, which tracks 21 stock markets outside the United States, rose 13.5% in terms of dollars.

          In contrast, over the ten-year period, the Russell 3000 outperformed the EAFE index by an average of more than three percentage points per year.

All CREF accounts post solid gains

Each of the CREF accounts posted positive results for the year, and two of the three that use individual stock selection beat their benchmarks.

          The Global Equities Account, which holds both foreign and domestic stocks, benefited from successful stock choices; the account outpaced its benchmark with a 9.6% return.

          The Stock Account’s 7.5% return lagged its composite benchmark slightly, but the account outperformed the U.S. market because of a 22% allocation to foreign stocks and careful stock picking that lifted the return of its foreign segment above that of the EAFE+Canada index.

          The Growth Account was adversely affected by the market’s continued preference for value issues, but stock choices raised its return to 5.4%, ahead of its benchmark’s.

          The Equity Index Account’s return was near its benchmark’s, after allowing for expenses, and outpaced similar variable annuities. The Social Choice Account topped both its benchmark and similar variable annuities.

          The Bond Market Account returned 2.3%, slightly behind its benchmark, but far ahead of the 0.8% return of similar variable annuities. The Inflation-Linked Bond Account closely tracked its benchmark, after allowing for expenses. The Money Market Account’s 2.9% return was above the prevailing money market average.

2   | 2005 Annual Report   College Retirement Equities Fund

Scott C. Evans
Executive Vice President and
Chief Investment Officer

Is it time to check your allocations?

Over the last three years, foreign stocks, as measured by the EAFE index, returned 89.2%, versus 55.7% for U.S. stocks, as measured by the Russell 3000. And during 2005 the TIAA Real Estate Account outperformed both U.S. and foreign stocks.

          In light of this, CREF participants who have not recently rebalanced their accumulations may want to check their portfolios. Since foreign investments and real estate investments have strongly outperformed both U.S. stocks and bonds, your allocations among accounts may have changed significantly.

          It’s important to note that, as of December 31, 2005, foreign holdings made up 21.7% of the Stock Account portfolio and 49.3% of the Global Equities portfolio. If the foreign stock allocation you want to have lies somewhere in between, you can choose both accounts. For example, a participant who divides his or her equity holdings equally between these two accounts would have a 35.5% allocation to foreign stocks.

          Transfers among any of our accounts can be made without transfer fees.

Diversification can smooth out returns

While many investment companies extol the advantages of diversification, TIAA-CREF is one of the few that offers investors a way to spread their investments across all four major asset classes—stocks, bonds, cash and real estate.

          Diversifying assets may be the most important lesson we ever learn as investors, because it lowers risk while extending the range of investment opportunities. Of course, diversification does not guarantee against loss.

          For further information about finding the mix of investments best suited to your needs, we invite you to visit our website or to call us.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President and
Chief Investment Officer

College Retirement Equities Fund  2005 Annual Report  |   3

More information for CREF participants

Portfolio listings

SEC rules intended to provide investors with more meaningful information about account performance allow investment companies to list the top holdings of each account in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of CREF’s holdings (called “CREF Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or
•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of CREF’s holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

CREF’s ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You can also call us at 800 842-2776 to request a free copy. A report of how the accounts voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 842-2776.

Account management

The CREF accounts are managed by the portfolio management teams of TIAA-CREF Investment Management, LLC. The members of these teams are responsible for the day-to-day operations of the accounts.

4   | 2005 Annual Report  College Retirement Equities Fund

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Annuities are designed for retirement savings or for other long-term goals. They offer several payment options, including lifetime income. Payments from variable annuities are not guaranteed, and the payment amounts will rise or fall depending on investment returns.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, used to compare the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a variable annuity. The amount is expressed as a percentage of the account’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in an account. The account begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by an account. In terms of market capitalization, it forms a larger percentage of the account than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of variable annuities with a similar objective whose performance is compared with the performance of a single variable annuity.

Relative performance is the return of a variable annuity in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed income”) or other investments.

Total invested assets is the dollar value of all the securities held by an account, adjusted for pending transactions and securities lending collateral, if applicable.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the account’s holdings.

Underweight holding is a security held by an account. In terms of market capitalization, it forms a smaller percentage of the account than that same security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

College Retirement Equities Fund   2005 Annual Report  |   5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          In general, accounts that invest in stocks are subject to market risk and company risk. Bond accounts are subject to market risk, company risk, interest-rate risk, income volatility risk and credit risk. An account that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the accounts’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks listed in the discussion of each account.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that the performance of an account will not match the performance of its index for any period of time. Although an account attempts to closely track the investment performance of its benchmark index, the account may not duplicate the composition of this index. In addition, its performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or the income of an account may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, an account may have fewer opportunities to identify securities that the

6   | 2005 Annual Report  College Retirement Equities Fund

market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that an account’s income will decline as a result.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often be more volatile than ordinary securities.

Risk of socially screened investing is the possibility that an account whose social screens exclude some investments may not be able to take advantage of the same opportunities or market trends as accounts that do not use such criteria.

Risks of inflation-indexed bonds include the risk that market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in an account that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that the growth-investing style of an account may be out of favor in the marketplace for various periods of time.

College Retirement Equities Fund   2005 Annual Report  |   7

Important information about expenses
DISCLOSURE

As a participant in any of the CREF accounts, you incur only one of two potential types of costs.

•	You incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
•	However, you do incur ongoing costs, including investment advisory fees, administrative expenses, distribution (12b-1) fees, and mortality and expense risk charges.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each account. The examples are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005.

Actual expenses

The first line in each table uses the account’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your beginning accumulation by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical account values and hypothetical expenses based on the account’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the account’s actual return.

          Do not use the hypothetical account values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual account with the ongoing costs of other variable annuity accounts and mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other accounts or funds.

8   | 2005 Annual Report  College Retirement Equities Fund

 CREF Stock Account  |  U.S. and foreign stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Stock Account returned 7.49% for the year, trailing the 7.82% return of its composite benchmark, a weighted average of the Russell 3000® Index and the MSCI EAFE®+Canada Index.

          The account’s return exceeded the 4.68% average return of similar accounts, as measured by the Morningstar Large Blend (VA) category, which tracked 3,574 variable annuities as of December 31, 2005.

Stocks rally in second half of 2005

After posting slightly negative returns in the first half of 2005, U.S. and foreign stocks rallied in the second. Down 0.01% at midyear, the Russell 3000 rose 6.13% in the last six months of 2005, posting a 6.12% increase for the year.

          The EAFE+Canada index, which stood at –0.71% in dollar terms on June 30, climbed 15.29% in the second half of the year. For the year as a whole, the EAFE+Canada index soared 28.70% in terms of local currencies, but a surge in the value of the dollar cut this return nearly in half for U.S. investors, to 14.47%.

U.S. segment lags the market

The account’s U.S. segment trailed the Russell 3000, largely due to overweights in stocks that did not perform as expected, including home mortgage provider Fannie Mae and auto parts makers Delphi and Lear.

          A position in Northwest Airlines, which was not in the benchmark and performed poorly, and an underweight in Valero Energy, whose stock price more than doubled during the period, also detracted from returns.

          Positive contributions came from such stocks as Devon Energy, Altria (the parent company of Philip Morris) and online prescription provider Express Scripts, all of which were overweighted in the account, relative to the Russell 3000.

Foreign segment beats its benchmark

The foreign segment topped the EAFE+Canada index due to numerous successful stock selections, including underweights in weak performers such as Britain’s Vodafone and Italy’s Telecom Italia, both wireless providers, and British bank HSBC Holdings. An overweight in French construction firm Vinci and a position in Japan Steel Works, a nonindex stock, also added value.

          Detractors included overweights in three British companies: grocer Tesco, pharmaceutical company AstraZeneca and the Royal Bank of Scotland. In addition, an underweight in Japanese bank Mitsubishi UFJ Financial Group reduced returns slightly.

College Retirement Equities Fund   2005 Annual Report  |   9

 CREF Stock Account  |   U.S. and foreign stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The account’s benchmark

The account’s composite benchmark is a weighted average of the Russell 3000® Index, for domestic stocks, and the MSCI EAFE® (Europe, Australasia and Far East)+Canada Index, for foreign stocks. The Russell 3000 measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The MSCI EAFE+Canada Index measures the performance of the leading stocks in 22 developed countries other than the United States. (You cannot invest directly in these indexes.) The composite’s weightings are recalculated daily. As of December 31, 2005, the domestic segment was 79.1% of the composite benchmark, and the foreign segment 20.9%.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	5 years	10 years

CREF Stock Account	7.49%	1.82%	8.48%	9.44%	125.82%

Benchmarks:

Russell 3000 Index[1]	6.12	1.58	9.19	8.16	141.16
MSCI EAFE+Canada Index[2]	14.47	4.99	6.25	27.56	83.50
CREF Composite Benchmark	7.82	2.33	8.96	12.24	135.96

Peer groups:

Morningstar Large Blend (VA)	4.68	–0.95	6.76	–4.68	92.39
Morningstar Foreign Large Blend (VA)	13.64	1.60	5.13	8.27	64.85

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

[2]

From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. CREF adopted the provisional version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

10   | 2005 Annual Report  College Retirement Equities Fund

PERFORMANCE

$ 10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $22,582 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmarks during the same period.

Calendar year total returns

Best quarter: 21.56%, for the quarter ended December 31, 1998
Worst quarter: –17.44%, for the quarter ended September 30, 2002

College Retirement Equities Fund   2005 Annual Report  |   11

CREF Stock Account  |   U.S. and foreign stocks
PERFORMANCE

Account expenses–six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Stock Account expense example

	Starting account value (7/1/05)	Ending account value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,076.54	$2.36
5% annual hypothetical return	1,000.00	1,022.91	2.30

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.45%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	82.06
Middle: $1 billion–$5 billion	13.83
Small: under $1 billion	4.11

Total	100.00

Account facts

Inception date	8/1/1952
Net assets (12/31/2005)	$115.86 billion
2005 actual expense ratio*	0.46%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Diversification among world markets

Country	Percent of invested assets

United States	78.2
Japan	5.0
United Kingdom	4.3
France	2.1
Switzerland	1.7
Canada	1.5
Germany	1.5
20 other nations	5.6
Short-term investments	0.1

Total	100.0

12   |  2005 Annual Report  College Retirement Equities Fund

 CREF Growth Account  |   Large-cap growth stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Growth Account returned 5.43% for the year, outpacing the 5.26% return of its benchmark, the Russell 1000® Growth Index, but lagging the 6.54% average return of similar accounts, as measured by the Morningstar Large Growth (VA) category. The Morningstar category tracked 4,440 variable annuities as of December 31, 2005.

Second-half recovery lifts stocks

A global stock rally enabled the Russell 1000 Growth Index to reverse the 1.72% decline it posted during the first half of 2005. However, for the full year, large-cap growth stocks trailed the broader market, which afforded more-attractive valuations.

          The broad-based Russell 3000® Index advanced 6.12% during 2005, and foreign stocks, as measured by the MSCI EAFE® Index, jumped 13.54% in dollar terms.

Growth lags value

Returns for the Russell 1000 Growth Index suffered from large exposure to the technology sector, which gained only 1.4% for the year, and to the consumer discretionary sector, which lost 0.4%. Together, the two sectors made up about 40% of the market capitalization of the index.

          The two main contributors to returns were the health care and “other energy” sectors of the index. The Russell 1000 Value Index outperformed its growth counterpart because its exposure to energy was considerably greater.

          For the ten-year period ended December 31, 2005, the Russell 1000 Growth Index had an average annual gain of 6.72%, versus 10.94% for the Russell 1000 Value Index.

Overweights boost results

The account’s outperformance of the benchmark was made possible by overweight holdings in many stocks that beat their peers, including Google, online prescription provider Express Scripts and Gillette. The account also benefited from a position in Israel’s Teva Pharmaceutical. Teva was held as an American Depositary Receipt (ADR), a receipt for shares of a foreign stock traded in the U.S. market.

          The positive effects of these holdings on performance were partly offset by overweight investments that did not perform as anticipated. These included Dell, orthopedic implant maker Zimmer Holdings and video game maker Electronic Arts. An underweight in UnitedHealth Group also reduced gains.

          On December 31, 2005, foreign securities held as ADRs made up 4.46% of the account’s total invested assets.

College Retirement Equities Fund   2005 Annual Report  |   13

 CREF Growth Account  |   Large-cap growth stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including large-cap risk, growth investing risks, style risk, small-cap risk, reorganization risk and foreign investment risks. For a further discussion of risk, please see page 6.

The account’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2005

	Average Annual Compound Rates of Total Return*			Cumulative Rates of Total Return*

	1 year	5 years	10 years	5 years	10 years

CREF Growth Account	5.43%	–5.05%	5.69%	–22.83%	73.98%

Benchmark :
Russell 1000 Growth Index[1]	5.26	–3.58	6.72	–16.68	91.79

Peer group:
Morningstar Large Growth (VA)	6.54	–3.71	5.99	–17.22	78.93

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company.

14   |  2005 Annual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $17,398 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.72%, for the quarter ended December 31, 1998
Worst quarter: –22.63%, for the quarter ended March 31, 2001

College Retirement Equities Fund   2005 Annual Report  |   15

 CREF Growth Account   |   Large-cap growth stocks
PERFORMANCE

Account expenses–six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Growth Account expense example

	Starting account value (7/1/05)	Ending account value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,078.65	$2.55
5% annual hypothetical return	1,000.00	1,022.72	2.49

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.49%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	98.76
Middle: $1 billion–$5 billion	1.24

Total	100.00

Account facts

Inception date	4/29/1994
Net assets (12/31/2005)	$ 12.13 billion
2005 actual expense ratio*	0.50%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

16   | 2005 Annual Report  College Retirement Equities Fund

 CREF Global Equities Account  |  Foreign and U.S. stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Global Equities Account returned 9.62% for the year, surpassing its benchmark, the MSCI World IndexSM, which returned 9.49%. The average return of similar accounts, as measured by the Morningstar World Stock (VA) category, was 10.16%. The Morningstar category tracked 933 variable annuities as of December 31, 2005.

Strong dollar trims foreign gains

Although the MSCI World Index posted a loss at the end of June, a global stock rally during the second half of 2005 enabled the index to achieve close-to-double-digit gains for the year as a whole. In terms of local currencies, the index climbed 15.77%, but a surging dollar reduced this return to 9.49% in dollars terms.

     Even with its gains muted by currency factors, the benchmark handily beat the 6.12% return of the broad U.S. stock market, as measured by the Russell 3000® Index. Over the past ten years, however, the average annual return of the Russell 3000 surpassed that of the World index, 9.19% to 7.01%.

Pacific stocks lead the global pack

During the twelve-month period, the benchmark’s rise was led by a 22.64% gain in its Pacific segment. The European segment advanced 9.42%, while the North American segment, which represents more than half of the benchmark’s market capitalization, rose a more modest 6.36%.

Stock selections drive performance

The account outperformed its benchmark due to numerous successful stock selections. In the Pacific region, returns were buoyed by overweights that included two Japanese financial companies, Mizuho Financial Group and Daiwa Securities Group. A position in Korea Investment Holdings, a non-benchmark stock, also lifted returns.

     In Europe, overweights in German stock exchange operator Deutsche Börse and French construction firm Vinci, and an underweight in British wireless provider Vodafone, were among the many positions that boosted relative performance.

     The positive effects of these stocks were partly offset by such holdings as Swiss semiconductor maker STMicroelectronics and Italian car manufacturer Fiat, which were overweighted in the account but showed poor results.

     Performance in the North American segment was helped by overweights that included semiconductor maker Advanced Micro Devices and online prescription provider Express Scripts. However, returns were reduced by overweights such as Tenet Healthcare and home mortgage provider Fannie Mae.

College Retirement Equities Fund 2005 Annual Report	| 17

 CREF Global Equities Account  |  Foreign and U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The account’s benchmark

The Morgan Stanley Capital International (MSCI) World IndexSM is an aggregate of 23 country indexes in developed markets, including the United States. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average Annual Compound Rates of Total Return*			Cumulative Rates of Total Return*

	1 year	5 years	10 years	5 years	10 years

CREF Global Equities Account	9.62%	0.92%	7.04%	4.68%	97.61%

Benchmark:
MSCI World Index[1]	9.49	2.15	7.01	11.23	97.06

Peer group:
Morningstar World Stock (VA)	10.16	0.43	7.47	2.17	105.60

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]

From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. CREF adopted the provisional version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. MSCI World Index is a service mark of Morgan Stanley Capital International, Inc.

18 |	2005 Annual Report College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $19,761 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 25.91%, for the quarter ended December 31, 1999
Worst quarter: –18.49%, for the quarter ended September 30, 2002

College Retirement Equities Fund 2005 Annual Report	| 19

 CREF Global Equities Account  |  Foreign and U.S. stocks
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to special risks, including help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Global Equities Account expense example

	Starting account value (7/1/05)	Ending account value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,101.15	$2.65
5% annual hypothetical return	1,000.00	1,022.66	2.55

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.50%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	88.22
Middle: $1 billion–$5 billion	10.69
Small: under $1 billion	1.09

Total	100.00

Account facts

Inception date	5/1/1992
Net assets (12/31/2005)	$12.10 billion
2005 actual expense ratio*	0.50%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Diversification among world markets

Country	Percent of invested assets

United States	50.1
Japan	11.7
United Kingdom	8.9
Germany	4.9
France	4.6
Switzerland	3.9
Canada	2.3
Netherlands	1.9
24 other nations	11.1
Short-term investments	0.6

Total	100.0

20 |	2005 Annual Report College Retirement Equities Fund

 CREF Money Market Account  |  Cash equivalents
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Money Market Account returned 2.90% for the year, surpassing the 2.66% return of the iMoneyNet Money Fund Report AveragesTM—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed keeps hiking rates

In 2005 relatively low interest rates and the continuing rise in home prices kept the U.S. economy growing at a rate above the long-term average of 3% to 3.5% per year. This growth occurred despite skyrocketing oil prices and two devastating hurricanes that interrupted oil and natural gas supplies in the Gulf. Higher energy prices brought inflation to 3.4% by year’s end.

     During the period, the Federal Reserve enacted eight hikes in the federal funds rate, which together raised the rate from 2.25% to 4.25%—the highest level since May 2001. (The federal funds rate is the rate commercial U.S. banks charge each other for overnight loans.) These increases steadily pushed money market rates up throughout the year.

LIBOR curve flattens

Amid fears of higher inflation, the LIBOR (London Interbank Offered Rate) curve steepened in the first quarter of 2005. In response to the Fed’s continued rate hikes, however, the LIBOR curve became flatter, reflecting expectations that the Fed’s credit tightening would end soon.

     Because of strong demand for agency notes and a limited supply of them, the spreads between these notes and corporate and bank notes widened substantially.

Asset allocations boost returns

The account benefited from its exposure to higher-yielding commercial paper, which constituted 76% of the portfolio on December 31, 2005. The inclusion of high-quality asset-backed commercial paper further enhanced results.

     The relatively high cost of agency bonds led us to reduce their share of the portfolio at year’s end to just 7%. Certificates of deposit accounted for 14% of the portfolio, with the remaining 3% in variable notes.

     On December 31, 2005, foreign securities made up 14.9% of the account’s total invested assets.

     During the period, the weighted average maturity of the account fluc-tuated between 34 and 47 days. As of December 27, 2005, it stood at 39 days, versus 37 days for the average iMoneyNet fund.

College Retirement Equities Fund 2005 Annual Report	| 21

 CREF Money Market Account  |  Cash equivalents

Investment objective

This variable annuity account seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks, including foreign investment risks. For a further discussion of risk, please see page 6.

     An investment in the CREF Money Market Account, as in the other CREF variable annuity accounts, is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

Net annualized yield for the 7 days ended December 27, 2005

	Current yield	Effective yield

CREF Money Market Account	3.87%	3.94%
iMoneyNet Money Fund Report AveragesTM—All Taxable	3.65	3.72

The current yield more closely reflects current earnings than does the total return.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	5 years	10 years

CREF Money Market Account	2.90%	2.03%	3.76%	10.60%	44.66%

iMoneyNet Money Fund Report
Averages—All Taxable	2.66	1.81	3.46	9.34	40.35

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

22 |	2005 Annual Report College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $14,466 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.65%, for the quarter ended September 30, 2000
Worst quarter: 0.14%, for the quarter ended June 30, 2004

College Retirement Equities Fund 2005 Annual Report	| 23

CREF Money Market Account  |  Cash equivalents
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Money Market Account expense example

	Starting account value (7/1/05)	Ending account value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,015.21	$1.99
5% annual hypothetical return	1,000.00	1,023.21	2.00

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.39%.

Portfolio composition by investment sector

Sector	Percent of portfolio

Commercial paper	75.9
Certificates of deposit	14.4
U.S. government and agency securities	7.1
Floating-rate securities	2.6

Total	100.0

Account facts

Inception date	4/1/1988
Net assets (12/31/2005)	$7.41 billion
2005 actual expense ratio*	0.41%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

24 |	2005 Annual Report College Retirement Equities Fund

CREF Equity Index Account  |   U.S. stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Equity Index Account returned 5.67% for the year, lagging its benchmark, the Russell 3000® Index, which returned 6.12%. The average return of similar accounts, as measured by the Morningstar Large Blend (VA) category, was 4.68%. The Morningstar category tracked 3,574 variable annuities as of December 31, 2005.

Stocks recover after early stumbles

Stocks worldwide were helped in 2005 by low interest rates, high levels of liquidity and steady economic growth, particularly in the red-hot Chinese economy. A global rally beginning in May lifted U.S. stocks for the year. However, because U.S. equities had less-attractive valuations and growth prospects than foreign stocks, the broad-based Russell 3000 failed to keep pace with the 13.54% rise of the MSCI EAFE® Index, which measures foreign stocks.

          Hamstrung by higher oil prices and rising short-term interest rates, the Russell 3000 fell 4.33% during the first four months of the year. The global rally pushed the index up 4.51% during May and June, 4.01% in the third quarter and 2.04% in the fourth quarter.

          For the ten-year period ended December 31, 2005, the Russell 3000 posted an average annual gain of 9.19%, versus 5.84% for the EAFE.

Oil and financial stocks drive gains

Sector returns varied greatly. Boosted by soaring oil prices, two sectors, “other energy” and integrated oils, produced double-digit gains, rising 57.2% and 18.4%, respectively. Even though these sectors made up just 8% of the Russell 3000 on December 31, 2005, they contributed more than 42% of its return for the year. The 6.6% rise of financials, the largest sector in the index, also lifted returns.

          However, the next two largest sectors, consumer discretionary and technology, languished, with respective returns of –1.1% and 2.0%.

Largest stocks post mixed results

The returns for the five largest stocks in the index reflected the divergence among sectors. Taken in order of size, beginning with the largest, those stocks performed as follows: General Electric, –1.4%; ExxonMobil, 11.7%; Citigroup, 4.6%; Microsoft, –0.9%; and Procter & Gamble, 7.2%.

          For the period, the account’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The account also had a risk profile similar to that of the benchmark.

College Retirement Equities Fund 2005 Annual Report	| 25

CREF Equity Index Account  |  U.S. stocks

Investment objective

This variable annuity account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the account is subject to special risks, including index risk. For a further discussion of risk, please see page 6.

The account’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. This index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound			Cumulative rates
	rates of total return*			of total return*

	1 year	5 years	10 years	5 years	10 years

CREF Equity Index Account	5.67%	1.19%	8.89%	6.11%	134.53%

Benchmark :
Russell 3000 Index[1]	6.12	1.58	9.19	8.16	141.16

Peer group:
Morningstar Large Blend (VA)	4.68	–0.95	6.76	–4.68	92.39

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

26   | 2005 Annual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $23,453 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 21.38%, for the quarter ended December 31, 1998
Worst quarter: –17.24%, for the quarter ended September 30, 2002

College Retirement Equities Fund 2005 Annual Report	| 27

CREF Equity Index Account  |   U.S. stocks
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Equity Index Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/05)	(12/31/05)	(7/1/05–12/31/05)

Actual return	$1,000.00	$1,057.23	$2.07
5% annual hypothetical return	1,000.00	1,023.17	2.04

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.40%.

Portfolio breakdown by company size

Percent of
Capitalization as of 12/31/2005	portfolio

Large: over $5 billion	81.55
Middle: $1 billion–$5 billion	14.22
Small: under $1 billion	4.23

Total	100.00

Account facts

Inception date	4/29/1994
Net assets (12/31/2005)	$9.88 billion
2005 actual expense ratio*	0.41%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

28  |  2005 Annual Report  College Retirement Equities Fund

CREF Bond Market Account  |   Intermediate-term bonds
DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Bond Market Account returned 2.25% for the year, trailing the 2.43% return of its benchmark, the Lehman Brothers U.S. Aggregate Index. The average return of similar accounts was 0.84%, as measured by the Morningstar Intermediate-Term Bond (VA) category. The Morningstar category tracked 1,095 variable annuities as of December 31, 2005.

Bonds endure a volatile first half

During the first quarter, the economy’s strong showing produced fears that inflation would surge and the Federal Reserve would raise short-term interest rates more sharply to counter it. These apprehensions drove bond prices down. In the second quarter, bonds rallied as a stronger dollar eased inflation worries.

Returns flatten as the yield curve inverts

During the third quarter, the benchmark declined primarily due to three factors: hurricane damage disrupted much of the country’s energy supply, oil approached $70 a barrel, and consumer prices jumped 1.2% in September—the biggest one-month rise in 25 years.

          In the fourth quarter, bonds delivered meager returns, reacting to a surge in economic growth and to the Fed’s continued increase of short-term rates, to 4.25%.

          While the Fed hiked rates eight times in 2005, the yield on 10-year Treasuries increased only modestly during the year, from 4.22% to 4.39%. In fact, by late December, the 10-year note yielded less than the 2-year note. Such an occurrence, known as an inverted yield curve, is rare because investors normally demand higher yields on bonds with longer maturities to compensate for the risk of higher inflation over the extended time period.

Strategies provide mixed results

Throughout 2005, the account held an overweight position, relative to the benchmark, in U.S. agency securities. During the first half of the year, this position improved the account’s relative performance as the limited supply of these securities helped drive up their prices. However, in the fourth quarter, speculation that the supply of agencies would increase in 2006 sent prices down, and the account’s position in them hurt performance.

          Returns for the year were helped by a modest underweight, relative to the benchmark, in bonds with 2-year maturities, and an overweight in issues with 10- and 30-year maturities. An underweight in mortgage-backed securities also boosted relative performance.

College Retirement Equities Fund 2005 Annual Report	| 29

CREF Bond Market Account  |   Intermediate-term bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks including prepayment risk, extension risk, illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The account’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound			Cumulative rates
	rates of total return*			of total return*

	1 year	5 years	10 years	5 years	10 years

CREF Bond Market Account	2.25%	5.71%	5.99%	32.02%	78.93%

Benchmark:
Lehman Brothers
U.S. Aggregate Index	2.43	5.87	6.16	33.03	81.89

Peer group:
Morningstar Intermediate-Term
Bond (VA)	0.84	4.42	4.51	24.13	55.44

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

30   | 2005 Annual Report   College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $17,893 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 4.84%, for the quarter ended September 30, 2001
Worst quarter: –2.44%, for the quarter ended June 30, 2004

College Retirement Equities Fund 2005 Annual Report	| 31

CREF Bond Market Account  |   Intermediate-term bonds
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Bond Market Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/05)	(12/31/05)	(7/1/05–12/31/05)

Actual return	$1,000.00	$996.07	$2.23
5% annual hypothetical return	1,000.00	1,022.95	2.26

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.44%.

Bond ratings (as of 12/31/2005)

	Rating	Percent

U.S. Treasury and agency securities and money-market instruments	(not rated)	35.8
Investment-grade mortgage-backed securities‡		39.3
Other long-term debt	Aaa/AAA	2.2
	Aa/AA	5.5
	A/A	7.7
	Baa/BBB	8.1
Below investment-grade	Ba/BB	1.0
	B/B	0.3
	(not rated)	0.1

Total		100.0

‡	Includes asset-backed, mortgage-backed and commercial mortgage-backed securities.

Account facts

Inception date	3/1/1990
Net assets (12/31/2005)	$5.80 billion
2005 actual expense ratio*	0.45%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

Portfolio composition by sector (12/31/2005)

Percent of
Sector	invested assets

Mortgage-backed securities‡	39.3
U.S. Treasury and agency securities	33.8
Corporate bonds	22.3
Investments maturing in less than a year	2.0
Foreign government and foreign corporate bonds (denominated in U.S. dollars)	2.6

Total	100.0

32   | 2005 Annual Report  College Retirement Equities Fund

CREF Social Choice Account  |   Socially screened stocks and bonds

DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Social Choice Account returned 4.97%, outpacing the 4.78% gain of its composite benchmark, a weighted average of the Russell 3000® Index and the Lehman Brothers U.S. Aggregate Index. The account also surpassed the 3.87% average return of similar accounts, as measured by the Morningstar Moderate Allocation (VA) category, which tracked 1,669 variable annuity accounts as of December 31, 2005. Unlike the account, the benchmark and the Morningstar category do not screen investments according to social criteria.

Excluded stocks boost relative returns

During 2005, the account’s social screens prevented it from investing in several stocks that are large components of the Russell 3000 in terms of market capitalization. The exclusion of these stocks had the net effect of raising the account’s return relative to the composite benchmark’s.

          Most helpful to relative returns was the exclusion of Pfizer, the largest detractor from the Russell 3000’s performance. Pfizer lost 10.6% for the year. The exclusion of General Electric and Wal-Mart also added value.

          Conversely, relative performance was reduced by the exclusion of several large index components that performed well, including ExxonMobil, ConocoPhillips and Altria, the parent company of Philip Morris.

Statistical techniques help manage risk

Because the account cannot invest in certain Russell 3000 stocks, the account’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method used is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark. During the year, relative performance benefited from overweights in three energy companies: EOG Resources, Devon Energy and Sunoco. However, returns were reduced by overweights in IBM, home mortgage provider Fannie Mae and insurer American International Group.

Fixed-income strategies add value

During the first half of the year, the account’s fixed-income segment was helped by overweights in U.S. agency securities; demand for these issues increased as issuance decreased. An underweight in mortgages also contributed positively to performance.

          The segment also benefited from underweighting 2-year securities and overweighting 10- and 30-year bonds, relative to the Lehman index. This strategy enabled the account to limit some of the price erosion experienced by securities with shorter maturities, whose yields climbed as the Fed raised short-term rates.

College Retirement Equities Fund  2005 Annual Report   |   33

CREF Social Choice Account  |  Socially screened stocks and bonds

Investment objective

This variable annuity account seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the account is subject to special risks, including the risk of socially screened investing, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The account’s benchmark

The account’s benchmark is a composite index, a weighted average of the Russell 3000® Index for stocks (60%) and the Lehman Brothers U.S. Aggregate Index for bonds (40%). The Russell 3000 measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that measures the performance of the U.S. investment-grade, fixed-rate bond market. You cannot invest directly in these indexes.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	10 years	5 years	10 years

CREF Social Choice Account	4.97%	3.43%	8.43%	18.35%	124.72%

Benchmarks:
Russell 3000 Index[1]	6.12	1.58	9.19	8.16	141.16
Lehman Brothers
U.S. Aggregate Index	2.43	5.87	6.16	33.03	81.89
CREF Social Choice
Composite Benchmark	4.78	3.75	8.47	20.24	125.72

Peer group:
Morningstar Moderate Allocation (VA)	3.87	1.77	6.11	9.17	80.97

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

34   |  2005 Annual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 over 10 years

An investment of $10,000 in this account on January 1, 1996, would have grown to $22,472 over the last 10 years. For the purpose of comparison, the graph also shows the change in the account’s benchmarks during the same period.

Calendar year total returns

Best quarter: 12.81%, for the quarter ended December 31, 1998
Worst quarter: –8.20%, for the quarter ended September 30, 2002

College Retirement Equities Fund  2005 Annual Report  |   35

CREF Social Choice Account  |  Socially screened stocks and bonds
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Social Choice Account expense example

	Starting account value	Ending account value	Expenses paid†
	(7/1/05)	(12/31/05)	(7/1/05–12/31/05)

Actual return	$1,000.00	$1,041.47	$2.13
5% annual hypothetical return	1,000.00	1,023.10	2.11

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.41%.

Portfolio composition (as of 12/31/2005)

Percent of invested assets

Equities	59.4
Long-term bonds	39.5
Short-term investments	1.1

Total	100.0

Account facts

Inception date	3/1/1990
Net assets (12/31/2005)	$ 7.79 billion
2005 actual expense ratio*	0.42%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

36   | 2005 Annual Report   College Retirement Equities Fund

CREF Inflation-Linked Bond Account  |   Inflation-linked bonds

DISCUSSION

Performance in the twelve months ended December 31, 2005

The CREF Inflation-Linked Bond Account returned 2.53% for the year, trailing the 2.84% return of its benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The lag was due primarily to the fact that the index does not deduct expenses.

TIPS extend their winning streak

In 2005 Treasury inflation-protected securities again outpaced the overall U.S. bond market, while losing much of their advantage over other market segments.

          Although the Federal Reserve raised short-term interest rates eight times during the year, from 2.25% to 4.25%, yields on bonds with longer maturities, such as TIPS, rose to a much lesser degree. Seeking higher returns, many investors turned from TIPS to high-yielding, lower-rated corporate bonds.

          The Lehman Brothers U.S. Aggregate Index, which tracks a broad range of government, corporate and mortgage-backed bonds, rose 2.43% for the year. Over the past five years, TIPS have returned an average of 8.74% annually versus 5.87% for the broader Lehman index.

Inflation rises, then subsides

Returns from TIPS fell in the first quarter on investor fears of higher interest rates. However, TIPS rebounded strongly in the second quarter as investors fled corporate bonds because of several high-profile downgrades.

          In September, skyrocketing oil prices pushed year-over-year inflation up, to 4.7%, nearly doubling the rate of twelve months earlier. In the fourth quarter, oil prices retreated, and inflation fell to 3.4% in December. The returns of TIPS for the quarter were flat.

Strategies reduce effects of expenses

During 2005, the account’s managers were able to reduce some of the effects of the account’s expense charge on performance through advantageous trades among inflation-linked securities.

          We generally kept the account’s duration, which measures the portfolio’s sensitivity to interest-rate changes, close to the benchmark’s duration to reduce the risk of under-performance. However, during the year, we occasionally lengthened the account’s duration to take advantage of market opportunities. As of December 31, 2005, the account’s overall option-adjusted duration was 8.08 years, compared with the benchmark’s 8.01 years.

College Retirement Equities Fund  2005 Annual Report  |   37

CREF Inflation-Linked Bond Account  |  Inflation-linked bonds

Investment objective

This variable annuity account seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

Special investment risks

In addition to the risks of any fixed-income investment, the account is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The account’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of December 31, 2005

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

CREF Inflation-Linked Bond Account	2.53%	8.33%	7.17%	49.25%	82.41%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	2.84	8.74	7.58	52.06	88.44

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your accumulation units. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2252.

[1]	Inception date: May 1, 1997

38    |  2005 Annual Report  College Retirement Equities Fund

PERFORMANCE

$10,000 since May 1, 1997 inception

An investment of $10,000 in this account at inception on May 1, 1997, would have grown to $18,241 on December 31, 2005. For the purpose of comparison, the graph also shows the change in the account’s benchmark during the same period.

Calendar year total returns

Best quarter: 7.94%, for the quarter ended September 30, 2002
Worst quarter: –3.19%, for the quarter ended June 30, 2004

*	Partial year

College Retirement Equities Fund  2005 Annual Report  |   39

CREF Inflation-Linked Bond Account  |  Inflation-linked bonds
PERFORMANCE

Account expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the account. They are also designed to help you compare these costs with the ongoing costs of investing in other variable annuity accounts and mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	CREF Inflation-Linked Bond Account expense example

	Starting account value (7/1/05)	Ending account value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$997.66	$2.14
5% annual hypothetical return	1,000.00	1,023.04	2.17

†	“Expenses paid” is based on the account’s actual expense ratio for the most recent fiscal half year. The account’s annualized six-month expense ratio for that period was 0.42%.

Portfolio composition by maturity (12/31/05)

2–10 year bonds	73.4%
Over-20-year bonds	26.6

Total	100.0%

Account facts

Inception date	5/1/1997
Net assets (12/31/2005)	$ 4 billion
2005 actual expense ratio*	0.43%

*

CREF accounts estimate expenses each year based on projected expense and asset levels. Differences between actual expenses and the estimate are adjusted quarterly and are reflected in current investment results. Historically, adjustments have been small.

40   | 2005 Annual Report   College Retirement Equities Fund

CREF Stock Account |	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE (000)		% OF NET ASSETS

	BONDS

	CORPORATE BONDS
	COMMUNICATIONS		$0		0.00	%**

	TOTAL CORPORATE BONDS	(Cost $9,950)	0		0.00	**

	GOVERNMENT BONDS
	U.S. TREASURY SECURITIES		335		0.00	**

	TOTAL GOVERNMENT BONDS	(Cost $319)	335		0.00	**

	TOTAL BONDS	(Cost $10,269)	335		0.00	**

	PREFERRED STOCKS
	APPAREL AND OTHER TEXTILE PRODUCTS		57		0.00	**

	COMMUNICATIONS		1,856		0.00	**

	HEALTH SERVICES		3,202		0.00	**

	HOLDING AND OTHER INVESTMENT OFFICES		3,728		0.00	**

	INSURANCE CARRIERS		793		0.00	**

	PRIMARY METAL INDUSTRIES		0	^	0.00	**

	TRANSPORTATION EQUIPMENT		5,261		0.01

	TOTAL PREFERRED STOCKS	(Cost $12,230)	14,897		0.01

	COMMON STOCKS
	ADMINISTRATION OF ECONOMIC PROGRAMS		4,502		0.00	**

	AGRICULTURAL PRODUCTION-CROPS		25,181		0.02

	AGRICULTURAL PRODUCTION-LIVESTOCK		23,510		0.02

	AGRICULTURAL SERVICES		1,475		0.00	**

	AMUSEMENT AND RECREATION SERVICES		204,550		0.18

	APPAREL AND ACCESSORY STORES		733,392		0.63

	APPAREL AND OTHER TEXTILE PRODUCTS		193,882		0.17

	AUTO REPAIR, SERVICES AND PARKING		73,171		0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		187,980		0.16

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	12,768,062	516,851		0.45
	Other		423,087		0.36

			939,938		0.81

	BUSINESS SERVICES
*	Google, Inc (Class A)	1,068,715	443,367		0.38
	Microsoft Corp	59,148,464	1,546,732		1.34
	Other		5,218,316		4.50

			7,208,415		6.22

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 41

CREF Stock Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,260,424	$365,139	0.32%
*	Amgen, Inc	8,697,455	685,881	0.59
	Merck & Co, Inc	15,961,799	507,745	0.44
	Pfizer, Inc	47,112,184	1,098,656	0.95
	Procter & Gamble Co	21,082,581	1,220,260	1.05
	Wyeth	9,139,525	421,058	0.36
	Other		7,034,654	6.07

			11,333,393	9.78

	COAL MINING		289,717	0.25

	COMMUNICATIONS
	AT&T, Inc	24,541,079	601,011	0.52
	Sprint Nextel Corp	20,517,193	479,282	0.41
	Verizon Communications, Inc	18,125,814	545,950	0.47
	Other		3,400,201	2.94

			5,026,444	4.34

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	28,365,480	1,309,067	1.13
	Citigroup, Inc	34,446,948	1,671,710	1.44
	JPMorgan Chase & Co	23,311,953	925,251	0.80
	US Bancorp	13,851,653	414,026	0.36
	Wachovia Corp	9,500,182	502,180	0.43
	Wells Fargo & Co	12,123,084	761,693	0.66
	Other		7,550,859	6.52

			13,134,786	11.34

	EATING AND DRINKING PLACES		842,722	0.73

	EDUCATIONAL SERVICES		137,121	0.12

	ELECTRIC, GAS, AND SANITARY SERVICES		4,182,651	3.61

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	42,974,803	735,729	0.63
	General Electric Co	68,296,989	2,393,809	2.07
	Intel Corp	40,619,485	1,013,862	0.88
e	Motorola, Inc	17,826,536	402,701	0.35
	Qualcomm, Inc	11,154,105	480,519	0.41
	Texas Instruments, Inc	11,960,428	383,571	0.33
	Other		3,980,813	3.44

			9,391,004	8.11

	ENGINEERING AND MANAGEMENT SERVICES		735,745	0.64

	ENVIRONMENTAL QUALITY AND HOUSING		1,215	0.00	**

	FABRICATED METAL PRODUCTS		480,023	0.41

	FINANCE, TAXATION AND MONETARY POLICY		1,039	0.00	**

	FISHING, HUNTING, AND TRAPPING		51	0.00	**

42 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Stock Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	11,699,461	$471,605	0.41%
	PepsiCo, Inc	13,211,620	780,542	0.67
	Other		1,926,591	1.66

			3,178,738	2.74

	FOOD STORES		663,555	0.57

	FORESTRY		94,454	0.08

	FURNITURE AND FIXTURES		324,517	0.28

	FURNITURE AND HOMEFURNISHINGS STORES		423,158	0.37

	GENERAL BUILDING CONTRACTORS		653,103	0.56

	GENERAL MERCHANDISE STORES
e	Wal-Mart Stores, Inc	16,113,335	754,104	0.65
	Other		990,010	0.86

			1,744,114	1.51

	HEALTH SERVICES		1,190,192	1.03

	HEAVY CONSTRUCTION, EXCEPT BUILDING		379,425	0.33

	HOLDING AND OTHER INVESTMENT OFFICES		2,402,902	2.07

	HOTELS AND OTHER LODGING PLACES		685,312	0.59

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	5,403,478	388,456	0.34
*	Dell, Inc	16,235,322	486,897	0.42
e	Hewlett-Packard Co	20,075,785	574,770	0.50
d	International Business Machines Corp	10,345,955	850,438	0.73
	Other		3,351,633	2.89

			5,652,194	4.88

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	18,240,522	1,096,255	0.94
	Medtronic, Inc	7,217,963	415,538	0.36
	Other		2,525,287	2.18

			4,037,080	3.48

	INSURANCE AGENTS, BROKERS AND SERVICE		524,607	0.45

	INSURANCE CARRIERS
	American International Group, Inc	14,617,002	997,318	0.86
	UnitedHealth Group, Inc	8,795,836	546,573	0.47
*	WellPoint, Inc	4,579,247	365,378	0.32
	Other		4,577,088	3.95

			6,486,357	5.60

	JUSTICE, PUBLIC ORDER AND SAFETY		11,991	0.01

	LEATHER AND LEATHER PRODUCTS		125,480	0.11

	LEGAL SERVICES		11,833	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		29,581	0.03

	LUMBER AND WOOD PRODUCTS		33,527	0.03

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 43

CREF Stock Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	METAL MINING		$836,644	0.72%

	MISCELLANEOUS MANUFACTURING INDUSTRIES		357,895	0.31

	MISCELLANEOUS RETAIL		1,261,996	1.09

	MOTION PICTURES
*	CBS Corp	12,386,421	403,797	0.35
	Time Warner, Inc	32,967,697	574,957	0.50
	Other		619,561	0.53

			1,598,315	1.38

	NONDEPOSITORY INSTITUTIONS
	American Express Co	8,491,988	436,998	0.38
	Fannie Mae	7,440,317	363,162	0.31
	Other		1,557,911	1.34

			2,358,071	2.03

	NONMETALLIC MINERALS, EXCEPT FUELS		104,182	0.09

	OIL AND GAS EXTRACTION
e	Total S.A.	1,486,721	372,127	0.32
	Other		2,981,112	2.57

			3,353,239	2.89

	PAPER AND ALLIED PRODUCTS		556,499	0.48

	PERSONAL SERVICES		127,537	0.11

	PETROLEUM AND COAL PRODUCTS
	BP plc	42,986,148	456,800	0.40
	Chevron Corp	14,688,286	833,854	0.72
	ConocoPhillips	8,592,352	499,903	0.43
	Exxon Mobil Corp	41,464,658	2,329,070	2.01
	Other		1,738,227	1.50

			5,857,854	5.06

	PIPELINES, EXCEPT NATURAL GAS		39,477	0.03

	PRIMARY METAL INDUSTRIES		1,137,038	0.98

	PRINTING AND PUBLISHING		832,146	0.72

	RAILROAD TRANSPORTATION		680,029	0.59

	REAL ESTATE		655,879	0.57

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		217,293	0.19

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	7,132,858	404,718	0.35
	Other		2,039,195	1.76

			2,443,913	2.11

	SOCIAL SERVICES		11,786	0.01

	SPECIAL TRADE CONTRACTORS		50,367	0.04

	STONE, CLAY, AND GLASS PRODUCTS		413,856	0.36

44 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Stock Account |	Summary portfolio of investments December 31, 2005	concluded

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	TEXTILE MILL PRODUCTS		$22,566	0.02%

	TOBACCO PRODUCTS
	Altria Group, Inc	14,878,101	1,111,692	0.96
	Other		300,392	0.26

			1,412,084	1.22

	TRANSPORTATION BY AIR		676,997	0.58

	TRANSPORTATION EQUIPMENT
	Boeing Co	5,801,359	407,487	0.35
	United Technologies Corp	7,393,362	413,363	0.36
	Other		2,668,058	2.30

			3,488,908	3.01

	TRANSPORTATION SERVICES		240,348	0.21

	TRUCKING AND WAREHOUSING		528,394	0.46

	WATER TRANSPORTATION		208,544	0.18

	WHOLESALE TRADE-DURABLE GOODS		745,473	0.64

	WHOLESALE TRADE-NONDURABLE GOODS		1,368,209	1.18

	TOTAL COMMON STOCKS	(Cost $96,991,265)	115,389,566	99.59

	ISSUER	PRINCIPAL

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT		124,993	0.11

	COMMERCIAL PAPER		2,488,232	2.15

††	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES		37,436	0.03

	U.S. GOVERNMENT AND AGENCIES VARIABLE NOTES
	Federal Farm Credit Bank
	(FFCB) 4.250%–4.260%, 12/28/06–06/08/07	$559,800,000	559,778	0.48
	Other		149,987	0.13

			709,765	0.61

	VARIABLE NOTES		779,994	0.68

	TOTAL SHORT-TERM INVESTMENTS	(Cost $4,140,015)	4,140,420	3.58

	TOTAL PORTFOLIO	(Cost $101,153,779)	119,545,218	103.18
	OTHER ASSETS & LIABILITIES, NET		(3,681,529)	(3.18)

	NET ASSETS		$115,863,689	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

††	Notes have a rate of 3.400% and mature 01/03/06.

^	Amount is less than $1,000.

d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.

e

All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 45

CREF Stock Account |	Summary of market values by country December 31, 2005

DOMESTIC	VALUE	% OF MARKET VALUE

UNITED STATES	$94,222,756,820	78.82%

TOTAL DOMESTIC	94,222,756,820	78.82

FOREIGN

ARGENTINA	179,746	0.00
AUSTRALIA	1,052,773,792	0.88
AUSTRIA	86,840,579	0.07
BELGIUM	192,351,561	0.16
BERMUDA	48,147	0.00
BRAZIL	64,945,147	0.05
CANADA	1,701,272,420	1.42
CAYMAN ISLANDS	9,764,146	0.01
CHILE	913,786	0.00
CHINA	11,685,078	0.01
COLUMBIA	299,832	0.00
CZECH REPUBLIC	292,490	0.00
DENMARK	167,182,049	0.14
EGYPT	372,514	0.00
FINLAND	500,643,817	0.42
FRANCE	2,539,166,667	2.12
GERMANY	1,757,436,493	1.47
GREECE	87,135,564	0.07
HONG KONG	446,509,868	0.37
HUNGARY	5,450,486	0.01
INDIA	38,472,046	0.03
INDONESIA	924,347	0.00
IRELAND	156,517,234	0.13
ITALY	853,593,592	0.71
ISRAEL	133,428,023	0.11
JAPAN	5,852,752,501	4.90
LUXEMBOURG	2,809,110	0.00
MALAYSIA	19,444,092	0.02
MEXICO	10,115,654	0.01
NETHERLANDS	989,525,345	0.83
NEW ZEALAND	32,018,741	0.03
NORWAY	132,470,998	0.11
PHILIPPINES	12,364,552	0.01
POLAND	1,287,653	0.00
PORTUGAL	46,322,148	0.04
REPUBLIC OF KOREA	40,479,538	0.03
RUSSIA	65,597,566	0.06
SINGAPORE	195,822,653	0.16
SOUTH AFRICA	11,209,796	0.01
SPAIN	662,850,349	0.56
SWEDEN	453,712,453	0.38
SWITZERLAND	1,882,307,274	1.57
TAIWAN (REPUBLIC OF CHINA)	49,790,678	0.04
THAILAND	19,243,932	0.02
TURKEY	17,543,724	0.02
UNITED KINGDOM	5,016,593,313	4.20

TOTAL FOREIGN	25,322,461,494	21.18

TOTAL PORTFOLIO	$119,545,218,314	100.00%

46 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Growth Account |	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	PREFERRED STOCK
	PRIMARY METAL INDUSTRIES		$0	0.00%

	TOTAL PREFERRED STOCK (Cost $10)		0	0.00	**

	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		17,401	0.14

	APPAREL AND OTHER TEXTILE PRODUCTS		67,939	0.56

	BUILDING MATERIALS AND GARDEN SUPPLIES
e	Lowe’s Cos, Inc	1,907,802	127,174	1.05

			127,174	1.05

	BUSINESS SERVICES
e	Adobe Systems, Inc	5,788,843	213,956	1.76
e*	eBay, Inc	5,808,576	251,221	2.07
e*	Electronic Arts, Inc	3,817,746	199,706	1.65
*	Google, Inc (Class A)	839,803	348,401	2.87
e*	Juniper Networks, Inc	5,870,397	130,910	1.08
e	Microsoft Corp	6,866,306	179,554	1.48
e*	Yahoo!, Inc	4,935,155	193,359	1.60
	Other		234,992	1.94

			1,752,099	14.45

	CHEMICALS AND ALLIED PRODUCTS
e*	Amgen, Inc	3,958,971	312,204	2.57
e	Eli Lilly & Co	2,028,981	114,820	0.95
e*	Genentech, Inc	2,083,522	192,726	1.59
e*	Genzyme Corp	1,832,070	129,674	1.07
e	Procter & Gamble Co	7,038,670	407,398	3.36
e*	Sepracor, Inc	2,650,342	136,758	1.13
e	Teva Pharmaceutical Industries Ltd (Spon ADR)	5,402,194	232,348	1.91
	Other		371,385	3.06

			1,897,313	15.64

	COMMUNICATIONS
e	Sprint Nextel Corp	4,872,471	113,821	0.94
e*	Univision Communications, Inc (Class A)	3,929,493	115,488	0.95
	Other		109,314	0.90

			338,623	2.79

	DEPOSITORY INSTITUTIONS		34,460	0.29

	EATING AND DRINKING PLACES		13,821	0.11

	EDUCATIONAL SERVICES		4,534	0.04

	ELECTRIC, GAS, AND SANITARY SERVICES		36,955	0.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
e	Analog Devices, Inc	4,182,097	150,012	1.24
e*	Broadcom Corp (Class A)	2,902,584	136,857	1.13
	General Electric Co	11,636,954	407,875	3.36
e	Intel Corp	4,925,794	122,948	1.01
e*	Marvell Technology Group Ltd	2,551,653	143,122	1.18

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 47

CREF Growth Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)		% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT — (continued)
e	Motorola, Inc	8,824,903	$199,355		1.65%
e*	Network Appliance, Inc	5,384,055	145,369		1.20
	Qualcomm, Inc	6,901,938	297,335		2.45
	Other		351,764		2.90

			1,954,637		16.12

	ENGINEERING AND MANAGEMENT SERVICES
e	Paychex, Inc	3,538,280	134,879		1.11
	Other		49		0.00	**

			134,928		1.11

	FABRICATED METAL PRODUCTS		0	^	0.00	**

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	4,639,181	274,083		2.26

			274,083		2.26

	FURNITURE AND HOME FURNISHINGS STORES
e*	Bed Bath & Beyond, Inc	3,800,535	137,389		1.13

			137,389		1.13

	GENERAL BUILDING CONTRACTORS		0	^	0.00	**

	GENERAL MERCHANDISE STORES
e	Target Corp	2,914,161	160,191		1.32
	Other		79,643		0.66

			239,834		1.98

	HEALTH SERVICES
e*	Caremark Rx, Inc	3,769,240	195,209		1.61
	Other		18,005		0.15

			213,214		1.76

	HOLDING AND OTHER INVESTMENT OFFICES		65,583		0.54

	HOTELS AND OTHER LODGING PLACES		140,894		1.16

	INDUSTRIAL MACHINERY AND EQUIPMENT
e	Applied Materials, Inc	7,011,171	125,780		1.04
e*	Dell, Inc	4,335,589	130,024		1.07
*	EMC Corp	14,687,716	200,047		1.65
	Other		52,353		0.43

			508,204		4.19

	INSTRUMENTS AND RELATED PRODUCTS
e	Medtronic, Inc	4,412,356	254,019		2.09
*	St. Jude Medical, Inc	5,365,736	269,360		2.22
	Other		219,003		1.81

			742,382		6.12

48 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Growth Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)		% OF NET ASSETS

	INSURANCE CARRIERS
	Aetna, Inc	1,982,266	$186,948		1.54%
e	Progressive Corp	1,232,270	143,904		1.19
e*	WellPoint, Inc	2,259,319	180,271		1.49
	Other		34,221		0.28

			545,344		4.50

	LEATHER AND LEATHER PRODUCTS		44,456		0.37

	METAL MINING		64,355		0.53

	MISCELLANEOUS RETAIL
	CVS Corp	4,785,792	126,441		1.04
	Other		70,753		0.59

			197,194		1.63

	MOTION PICTURES
e*	CBS Corp	3,393,568	110,630		0.91
	Other		63,175		0.52

			173,805		1.43

	NONDEPOSITORY INSTITUTIONS
e	American Express Co	5,151,660	265,104		2.19
	Other		128,719		1.06

			393,823		3.25

	OIL AND GAS EXTRACTION
e	Halliburton Co	1,816,464	112,548		0.93
	Other		199,072		1.64

			311,620		2.57

	PETROLEUM AND COAL PRODUCTS
e	EOG Resources, Inc	1,520,043	111,526		0.92

			111,526		0.92

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	9,341,847	183,661		1.51

			183,661		1.51

	PRINTING AND PUBLISHING		13,777		0.11

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		0	^	0.00	**

	SECURITY AND COMMODITY BROKERS
e	Charles Schwab Corp	9,715,455	142,526		1.18
e	Goldman Sachs Group, Inc	1,208,955	154,395		1.27
	Other		231,778		1.91

			528,699		4.36

	TRANSPORTATION BY AIR		40,179		0.33

	TRANSPORTATION EQUIPMENT
e	Boeing Co	2,337,118	164,159		1.35
e	United Technologies Corp	4,331,800	242,191		2.00

			406,350		3.35

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 49

CREF Growth Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)		% OF NET ASSETS

	TRUCKING AND WAREHOUSING		$105,652		0.87%

	WATER TRANSPORTATION
e	Carnival Corp	2,593,915	138,697		1.14

			138,697		1.14

	WHOLESALE TRADE-DURABLE GOODS		0	^	0.00 **

	WHOLESALE TRADE-NONDURABLE GOODS
	Nike, Inc (Class B)	1,550,457	134,564		1.11

			134,564		1.11

	TOTAL COMMON STOCKS	(Cost $10,517,764)	12,095,169		99.73

	ISSUER

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSIT		39,873		0.33

	COMMERCIAL PAPER		306,961		2.53

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES		159,148		1.31

††	VARIABLE NOTES		15,002		0.13

	TOTAL SHORT-TERM INVESTMENTS	(Cost $521,115)	520,984		4.30

	TOTAL PORTFOLIO	(Cost $11,038,889)	12,616,153		104.03
	OTHER ASSETS & LIABILITIES, NET		(488,244)		(4.03)

	NET ASSETS		$12,127,909		100.00%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

Spon	Sponsored

*	Non-income producing

**	Percentage represents less than 0.01%

††	Notes have a rate of 4.459% and mature 06/26/06.

^	Amount is less than $1,000.

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

50 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2005

		SHARES	VALUE (000)	% OF NET ASSETS
	COMPANY

	PREFERRED STOCKS
	COMMUNICATIONS		$27,619	0.23%

	INSURANCE CARRIERS		234	0.00	**

	TRANSPORTATION EQUIPMENT		22,907	0.19

	TOTAL PREFERRED STOCKS	(Cost $49,428)	50,760	0.42

	COMMON STOCKS
	ADMINISTRATION OF ECONOMIC PROGRAMS		2,317	0.02

	AGRICULTURAL PRODUCTION-CROPS		44,787	0.37

	AGRICULTURAL PRODUCTION-LIVESTOCK		2,122	0.02

	AGRICULTURAL SERVICES		250	0.00	**

	AMUSEMENT AND RECREATION SERVICES		66,759	0.55

	APPAREL AND ACCESSORY STORES		33,378	0.28

	APPAREL AND OTHER TEXTILE PRODUCTS		14,332	0.12

	AUTO REPAIR, SERVICES AND PARKING		1,535	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		8,111	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES		36,691	0.30

	BUSINESS SERVICES
*	Computer Sciences Corp	1,001,500	50,716	0.42
	Microsoft Corp	5,237,484	136,960	1.13
	Other		452,670	3.74

			640,346	5.29

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	964,764	76,081	0.63
	Astellas Pharma, Inc	1,319,400	51,421	0.42
	Novartis AG. (Regd)	1,854,539	97,163	0.80
	Procter & Gamble Co	2,416,947	139,893	1.16
	Roche Holding AG. (Genusscheine)	374,598	56,078	0.46
	Teva Pharmaceutical Industries Ltd (Spon ADR)	1,447,852	62,272	0.51
	Wyeth	1,413,400	65,115	0.54
	Other		635,926	5.26

			1,183,949	9.78

	COAL MINING		19,103	0.16

	COMMUNICATIONS
	Royal KPN NV	5,350,643	53,457	0.44
	Sprint Nextel Corp	2,491,193	58,194	0.48
	Other		423,138	3.50

			534,789	4.42

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	1,180,400	54,475	0.45
	Barclays plc	5,474,318	57,422	0.47
	Citigroup, Inc	1,454,900	70,606	0.58

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 51

CREF Global Equities Account |	Summary portfolio of investments December 31, 2005	continued

		SHARES	VALUE (000)	% OF NET ASSETS
	COMPANY

	DEPOSITORY INSTITUTIONS — (continued)
	Commerzbank AG.	2,397,949	$73,598	0.61%
e	Julius Baer Holding AG.	716,766	50,632	0.42
	Mitsubishi UFJ Financial Group, Inc	3,823	51,824	0.43
	Mizuho Financial Group. Inc	9,552	75,749	0.63
e	Royal Bank of Canada	708,430	55,072	0.45
	UBS AG. (Regd)	689,034	65,403	0.54
	Washington Mutual, Inc	1,202,238	52,297	0.43
	Other		640,935	5.30

			1,248,013	10.31

	EATING AND DRINKING PLACES		50,460	0.42

	EDUCATIONAL SERVICES		1,365	0.01

	ELECTRIC, GAS, AND SANITARY SERVICES		306,380	2.53

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Advanced Micro Devices, Inc	2,040,421	62,437	0.52
d	General Electric Co	6,212,800	217,759	1.80
	Intel Corp	2,332,889	58,229	0.48
	Motorola, Inc	2,499,500	56,464	0.47
	Qualcomm, Inc	1,304,338	56,191	0.46
	Other		411,600	3.40

			862,680	7.13

	ENGINEERING AND MANAGEMENT SERVICES		19,571	0.16

	FABRICATED METAL PRODUCTS		19,667	0.16

	FOOD AND KINDRED PRODUCTS
	Nestle S.A. (Regd)	189,806	56,598	0.47
	PepsiCo, Inc	1,495,600	88,360	0.73
	Other		239,071	1.97

			384,029	3.17

	FOOD STORES		99,187	0.82

	FORESTRY		3,184	0.03

	FURNITURE AND FIXTURES		5,496	0.05

	FURNITURE AND HOMEFURNISHINGS STORES		34,709	0.29

	GENERAL BUILDING CONTRACTORS		115,718	0.96

	GENERAL MERCHANDISE STORES		122,968	1.02

	HEALTH SERVICES		212,209	1.75

	HEAVY CONSTRUCTION, EXCEPT BUILDING
e	Vinci S.A.	1,029,093	88,187	0.73
	Other		15,678	0.13

			103,865	0.86

	HOLDING AND OTHER INVESTMENT OFFICES		132,045	1.09

	HOTELS AND OTHER LODGING PLACES		73,119	0.60

52 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	2,038,058	$58,350	0.48%
	Other		352,714	2.92

			411,064	3.40

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	1,498,607	90,066	0.74
	Other		300,917	2.49

			390,983	3.23

	INSURANCE AGENTS, BROKERS AND SERVICE		52,238	0.43

	INSURANCE CARRIERS
e	Allianz AG. (Regd)	388,424	58,618	0.48
	American International Group, Inc	1,310,822	89,437	0.74
	ING Groep NV	1,876,889	64,867	0.54
*	WellPoint, Inc	739,651	59,017	0.49
	Other		570,217	4.71

			842,156	6.96

	LEATHER AND LEATHER PRODUCTS		29,466	0.24

	LOCAL AND INTERURBAN PASSENGER TRANSIT		2,578	0.02

	LUMBER AND WOOD PRODUCTS		230	0.00	**

	METAL MINING		110,899	0.92

	MISCELLANEOUS MANUFACTURING INDUSTRIES		38,738	0.32

	MISCELLANEOUS RETAIL		144,064	1.19

	MOTION PICTURES		114,861	0.95

	NONDEPOSITORY INSTITUTIONS
	American Express Co	1,560,500	80,303	0.66
	Capital One Financial Corp	751,572	64,936	0.54
	Fannie Mae	1,346,200	65,708	0.54
	Freddie Mac	831,760	54,356	0.45
	Other		172,892	1.43

			438,195	3.62

	NONMETALLIC MINERALS, EXCEPT FUELS		5,891	0.05

	OIL AND GAS EXTRACTION
	BG Group plc	7,653,756	75,487	0.62
	Other		268,521	2.22

			344,008	2.84

	PAPER AND ALLIED PRODUCTS		22,711	0.19

	PERSONAL SERVICES		2,552	0.02

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	1,696,102	96,288	0.80
d	Exxon Mobil Corp	3,490,994	196,089	1.62
	Fortum Oyj	2,694,393	50,342	0.42

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 53

CREF Global Equities Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS — (continued)
	Royal Dutch Shell plc (A Shares)	2,927,997	$89,022	0.73%
	Other		183,070	1.51

			614,811	5.08

	PIPELINES, EXCEPT NATURAL GAS		3,320	0.03

	PRIMARY METAL INDUSTRIES		151,456	1.25

	PRINTING AND PUBLISHING		57,049	0.47

	RAILROAD TRANSPORTATION		31,456	0.26

	REAL ESTATE		141,786	1.17

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		39,168	0.32

	SECURITY AND COMMODITY BROKERS
e	Daiwa Securities Group, Inc	5,080,000	57,544	0.48
	Goldman Sachs Group, Inc	437,593	55,885	0.46
	Other		201,186	1.66

			314,615	2.60

	SPECIAL TRADE CONTRACTORS		14,453	0.12

	STONE, CLAY, AND GLASS PRODUCTS		67,835	0.56

	TEXTILE MILL PRODUCTS		29,215	0.24

	TOBACCO PRODUCTS
	Altria Group, Inc	896,200	66,964	0.55
	Other		50,175	0.42

			117,139	0.97

	TRANSPORTATION BY AIR		90,646	0.75

	TRANSPORTATION EQUIPMENT
	Lockheed Martin Corp	980,100	62,364	0.52
	Toyota Motor Corp	1,548,700	80,302	0.66
	Other		365,375	3.02

			508,041	4.20

	TRANSPORTATION SERVICES		46,150	0.38

	TRUCKING AND WAREHOUSING		58,977	0.49

	WATER TRANSPORTATION		36,647	0.30

	WHOLESALE TRADE-DURABLE GOODS		116,144	0.96

	WHOLESALE TRADE-NONDURABLE GOODS		120,438	1.00

	TOTAL COMMON STOCKS	(Cost $11,020,889)	11,893,114	98.28

54 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Global Equities Account |	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		PRINCIPAL	VALUE (000)	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
	CERTIFICATES OF DEPOSIT			$64,831	0.53%

	COMMERCIAL PAPER			197,590	1.63

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
	Federal Home Loan Mortgage Corp	3.910%, 01/03/06	$50,000,000	50,000	0.41
	Other			64,638	0.54

				114,638	0.95

††	VARIABLE NOTES			25,003	0.21

	TOTAL SHORT-TERM INVESTMENTS		(Cost $402,297)	402,062	3.32

	TOTAL PORTFOLIO		(Cost $11,472,614)	12,345,936	102.02
	OTHER ASSETS & LIABILITIES, NET			(244,721)	(2.02)

	NET ASSETS			$12,101,215	100.00%

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt

Regd Registered

Spon Sponsored

*	Non-income producing

**	Percentage represents less than 0.01%

††	Notes have a rate of 4.459% and mature 06/26/06.

d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 55

CREF Global Equities Account |	Summary of market values by country December 31, 2005

DOMESTIC	VALUE	% OF MARKET VALUE

UNITED STATES	$6,406,723,594	51.89%

TOTAL DOMESTIC	6,406,723,594	51.89

FOREIGN

AUSTRALIA	138,475,831	1.12
AUSTRIA	14,118,188	0.11
BELGIUM	74,877,516	0.61
BRAZIL	15,893,210	0.13
CANADA	299,472,378	2.43
CAYMAN ISLANDS	2,353,317	0.02
DENMARK	10,996,038	0.09
FINLAND	103,725,927	0.84
FRANCE	538,735,638	4.36
GERMANY	597,734,392	4.84
GREECE	46,348,977	0.38
HONG KONG	85,970,197	0.70
HUNGARY	978,753	0.01
INDIA	38,564,429	0.31
IRELAND	53,272,940	0.43
ITALY	169,812,741	1.38
ISRAEL	62,272,115	0.50
JAPAN	1,398,215,093	11.33
LUXEMBOURG	26,601,662	0.22
MALAYSIA	5,584,670	0.05
NETHERLANDS	231,359,888	1.87
NEW ZEALAND	1,652,855	0.01
NORWAY	49,908,841	0.40
PHILIPPINES	7,351,032	0.06
PORTUGAL	2,400,938	0.02
REPUBLIC OF KOREA	78,100,844	0.63
RUSSIA	7,271,208	0.06
SINGAPORE	71,609,084	0.58
SPAIN	134,535,042	1.09
SWEDEN	73,158,623	0.59
SWITZERLAND	468,826,925	3.80
TAIWAN (REPUBLIC OF CHINA	23,261,036	0.19
THAILAND	7,828,885	0.06
TURKEY	25,231,697	0.20
UNITED KINGDOM	1,072,711,390	8.69

TOTAL FOREIGN	5,939,212,300	48.11

TOTAL PORTFOLIO	$12,345,935,894	100.00%

56	| 2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Money Market Account |	Summary portfolio of investments December 31, 2005

	ISSUER		PRINCIPAL	VALUE (000)	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	Abbey National plc	4.200%–4.280%, 01/17/06–01/19/06	$100,000,000	$100,000	1.35%
	American Express Centurion Bank	4.120%–4.340%, 01/17/06–01/30/06	119,615,000	119,614	1.61
	Calyon	4.100%–4.360%, 01/19/06–02/13/06	110,000,000	109,996	1.49
	Deutsche Bank	4.270%, 02/14/06–02/15/06	95,000,000	94,984	1.28
	Dexia Bank	4.330%–4.380%, 02/07/06–02/21/06	125,000,000	124,999	1.69
	Royal Bank of Canada	4.285%–4.350%, 01/31/06–03/01/06	125,000,000	124,990	1.69
	Wells Fargo	4.280%–4.320%, 01/25/06–02/09/06	149,000,000	149,000	2.01
	Other			239,410	3.23

				1,062,993	14.35

	COMMERCIAL PAPER
	American Honda Finance Corp	4.060%–4.240%, 01/05/06–01/23/06	150,180,000	149,914	2.02
c	Atlantis One Funding Corp	4.040%–4.380%, 01/11/06–04/24/06	136,129,000	135,528	1.83
c	Beta Finance, Inc	4.070%–4.320%, 01/12/06–02/28/06	140,637,000	140,012	1.89
c	CC (USA), Inc	3.890%–4.410%, 01/13/06–04/20/06	170,155,000	169,262	2.29
c	Ciesco Lp	4.090%–4.370%, 01/09/06–02/24/06	177,380,000	176,852	2.39
	Citigroup Funding, Inc	4.000%–4.230%, 01/06/06–02/13/06	150,000,000	149,597	2.02
c	Corporate Asset Funding Corp, Inc	4.140%–4.360%, 01/09/06–02/17/06	150,409,000	149,830	2.02
c	Danske Corp	4.000%–4.330%, 01/09/06–02/21/06	100,470,000	100,060	1.35
c	Depfa Bank plc	4.040%–4.270%, 01/10/06–02/17/06	89,716,000	89,427	1.21
c	Dorada Finance, Inc	3.900%–4.380%, 01/09/06–03/28/06	150,050,000	149,161	2.01
c	Edison Asset Securitization, LLC	3.720%–4.420%, 01/03/06–04/07/06	150,299,000	149,612	2.02
	Fcar Owner Trust I	4.190%–4.310%, 01/11/06–01/27/06	100,000,000	99,799	1.35
c	Gannett Co, Inc	4.150%–4.260%, 01/04/06–01/27/06	75,000,000	74,897	1.01
	General Electric Capital Corp	4.090%–4.520%, 01/19/06–06/28/06	166,165,000	164,580	2.22
	Goldman Sachs Group, Inc	4.270%–4.280%, 02/03/06–02/23/06	72,570,000	72,228	0.98
c	Govco, Inc	4.040%–4.410%, 01/09/06–04/17/06	157,725,000	157,176	2.12
c	Grampian Funding LLC	3.740%–4.360%, 01/09/06–04/11/06	96,835,000	96,436	1.30
c	Greyhawk Funding LLC	3.960%–4.270%, 01/18/06–02/16/06	149,342,000	148,742	2.01
c	Harrier Finance Funding LLC	3.930%–4.460%, 01/05/06–04/20/06	135,880,000	135,275	1.83
	HBOS Treasury Services plc	4.200%–4.390%, 02/15/06–03/15/06	95,067,000	94,367	1.27
	HSBC Finance Corp	3.950%–4.240%, 01/26/06–01/30/06	125,000,000	124,578	1.68
c	Kitty Hawk Funding Corp	3.890%–4.400%, 01/12/06–03/20/06	150,120,000	149,674	2.02
c	Links Finance LLC	4.230%–4.380%, 02/09/06–03/13/06	149,200,000	148,302	2.00
	Paccar Financial Corp	4.020%–4.380%, 01/12/06–03/14/06	127,544,000	126,962	1.71
c	Park Avenue Receivables Corp	4.270%–4.300%, 01/04/06–01/27/06	138,215,000	137,931	1.86
c	Pfizer, Inc	4.200%–4.255%, 01/23/06–02/01/06	75,788,000	75,567	1.02
c	Preferred Receivables Funding	4.130%–4.300%, 01/06/06–01/20/06	150,383,000	150,136	2.03
c	Private Export Funding Corp	4.080%–4.510%, 01/10/06–06/08/06	149,760,000	148,286	2.00

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 57

CREF Money Market Account |	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		PRINCIPAL	VALUE (000)	% OF NET ASSETS

c	Procter & Gamble Co	4.020%–4.210%, 01/03/06–01/26/06	$100,500,000	$100,357	1.36%
c	Ranger Funding Co LLC	3.970%–4.370%, 01/03/06–03/10/06	150,330,000	150,024	2.03
	Royal Bank of Scotland plc	4.200%–4.290%, 01/31/06–02/06/06	100,000,000	99,600	1.35
c	Scaldis Capital LLC	4.050%–4.420%, 01/13/06–05/17/06	115,786,000	115,357	1.56
c	Sheffield Receivables Corp	4.170%–4.380%, 01/09/06–04/21/06	140,000,000	139,447	1.88
	Shell International Finance	3.970%–4.390%, 01/04/06–03/31/06	113,070,000	112,233	1.52
c	Sigma Finance, Inc	3.940%–4.420%, 01/12/06–05/08/06	175,025,000	173,764	2.35
	Societe Generale North America, Inc	4.250%–4.430%, 02/01/06–04/12/06	144,000,000	143,082	1.93
	UBS Finance, (Delaware), Inc	4.040%–4.440%, 01/13/06–04/19/06	150,660,000	149,918	2.02
c	Variable Funding Capital Corp	4.000%–4.260%, 01/05/06–02/06/06	74,860,000	74,684	1.01
c	Yorktown Capital, LLC	4.140%–4.400%, 01/03/06–05/10/06	94,073,000	93,839	1.27
	Other			596,027	8.05

				5,612,523	75.79

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
	Federal Home Loan Bank (FHLB)	4.220%–4.420%, 02/10/06–06/02/06	81,250,000	80,769	1.09
	Federal Home Loan Mortgage Corp (FHLMC)	3.615%–4.450%, 01/03/06–06/30/06	198,274,000	197,210	2.66
	Federal National Mortgage Association (FNMA)	3.814%–4.370%, 01/05/06–06/30/06	250,588,000	249,462	3.37

				527,441	7.12

	VARIABLE NOTES
	US Bank NA	4.230%–4.491%, 07/28/06–09/29/06	62,000,000	62,025	0.84
	Other			130,004	1.75

				192,029	2.59

		TOTAL SHORT-TERM INVESTMENTS	(Cost $7,395,613)	7,394,986	99.85

		TOTAL PORTFOLIO	(Cost $7,395,613)	7,394,986	99.85
		OTHER ASSETS & LIABILITIES, NET		11,059	0.15

		NET ASSETS		$7,406,045	100.00%

The following abbreviations are used in portfolio descriptions

LLC	Limited Liability Company

LP	Limited Partnership

c	Commercial Paper issued under the private placement exemption under Section 4(2) of the Securities Act of 1933.

Cost amounts are in thousands.

58	| 2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$1,369	0.01%

	AGRICULTURAL PRODUCTION-LIVESTOCK		685	0.01

	AMUSEMENT AND RECREATION SERVICES		18,842	0.19

	APPAREL AND ACCESSORY STORES		65,615	0.66

	APPAREL AND OTHER TEXTILE PRODUCTS		16,818	0.17

	AUTO REPAIR, SERVICES AND PARKING		5,722	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		18,023	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	1,542,058	62,423	0.63
	Other		44,709	0.46

			107,132	1.09

	BUSINESS SERVICES
*	Google, Inc (Class A)	117,749	48,849	0.49
	Microsoft Corp	6,598,926	172,562	1.75
	Other		504,419	5.11

			725,830	7.35

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	1,107,252	43,659	0.44
*	Amgen, Inc	883,115	69,642	0.70
	Eli Lilly & Co	699,778	39,600	0.40
	Merck & Co, Inc	1,574,816	50,095	0.51
	Pfizer, Inc	5,279,517	123,118	1.25
	Procter & Gamble Co	2,396,044	138,683	1.40
	Wyeth	955,643	44,026	0.45
	Other		435,794	4.41

			944,617	9.56

	COAL MINING		19,665	0.20

	COMMUNICATIONS
	AT&T, Inc	2,802,081	68,623	0.69
*	Comcast Corp (Class A)	1,450,293	37,650	0.38
	Sprint Nextel Corp	1,984,104	46,349	0.47
e	Verizon Communications, Inc	1,959,985	59,035	0.60
	Other		188,627	1.91

			400,284	4.05

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	2,868,665	132,389	1.34
	Citigroup, Inc	3,695,609	179,348	1.82
	JPMorgan Chase & Co	2,504,155	99,390	1.01
	US Bancorp	1,299,135	38,831	0.39
e	Wachovia Corp	1,117,157	59,053	0.60
	Wells Fargo & Co	1,203,710	75,629	0.76
	Other		403,891	4.09

			988,531	10.01

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 59

CREF Equity Index Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	EATING AND DRINKING PLACES		$72,565	0.74%

	EDUCATIONAL SERVICES		17,487	0.18

	ELECTRIC, GAS, AND SANITARY SERVICES		381,193	3.86

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	4,618,526	79,069	0.80
	General Electric Co	7,551,377	264,676	2.68
	Intel Corp	4,406,095	109,976	1.11
	Motorola, Inc	1,749,400	39,519	0.40
	Qualcomm, Inc	1,160,931	50,013	0.51
e	Texas Instruments, Inc	1,178,730	37,802	0.38
	Other		298,785	3.03

			879,840	8.91

	ENGINEERING AND MANAGEMENT SERVICES		73,249	0.74

	FABRICATED METAL PRODUCTS		35,759	0.36

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	1,480,159	59,665	0.60
	PepsiCo, Inc	1,188,741	70,231	0.71
	Other		140,827	1.43

			270,723	2.74

	FOOD STORES		42,904	0.43

	FORESTRY		13,430	0.14

	FURNITURE AND FIXTURES		37,312	0.38

	FURNITURE AND HOMEFURNISHINGS STORES		37,369	0.38

	GENERAL BUILDING CONTRACTORS		49,502	0.50

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	1,790,332	83,788	0.85
	Other		95,516	0.97

			179,304	1.82

	HEALTH SERVICES		117,148	1.19

	HEAVY CONSTRUCTION, EXCEPT BUILDING		854	0.01

	HOLDING AND OTHER INVESTMENT OFFICES		260,633	2.64

	HOTELS AND OTHER LODGING PLACES		41,662	0.42

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	545,590	42,283	0.43
*	Apple Computer, Inc	585,480	42,090	0.42
*	Dell, Inc	1,747,000	52,393	0.53
	Hewlett-Packard Co	2,060,250	58,985	0.60
d	International Business Machines Corp	1,152,096	94,702	0.96
	Other		251,701	2.55

			542,154	5.49

60 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2005	continued

COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	2,113,752	$127,036	1.29%
Medtronic, Inc	858,770	49,439	0.50
Other		258,291	2.61

		434,766	4.40

INSURANCE AGENTS, BROKERS AND SERVICE		45,190	0.46

INSURANCE CARRIERS
American International Group, Inc	1,637,553	111,730	1.13
UnitedHealth Group, Inc	967,680	60,132	0.61
Other		360,806	3.65

		532,668	5.39

JUSTICE, PUBLIC ORDER AND SAFETY		1,382	0.01

LEATHER AND LEATHER PRODUCTS		12,475	0.13

LEGAL SERVICES		1,098	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		1,612	0.02

LUMBER AND WOOD PRODUCTS		4,166	0.04

METAL MINING		36,907	0.37

MISCELLANEOUS MANUFACTURING INDUSTRIES		20,226	0.21

MISCELLANEOUS RETAIL		113,961	1.15

MOTION PICTURES
Time Warner, Inc	3,258,659	56,831	0.57
Other		101,579	1.03

		158,410	1.60

NONDEPOSITORY INSTITUTIONS
American Express Co	777,335	40,002	0.40
Other		163,570	1.66

		203,572	2.06

NONMETALLIC MINERALS, EXCEPT FUELS		7,086	0.07

OIL AND GAS EXTRACTION		271,781	2.75

PAPER AND ALLIED PRODUCTS		53,479	0.54

PERSONAL SERVICES		16,217	0.16

PETROLEUM AND COAL PRODUCTS
Chevron Corp	1,609,614	91,378	0.93
ConocoPhillips	987,336	57,443	0.58
Exxon Mobil Corp	4,532,589	254,596	2.58
Other		81,091	0.82

		484,508	4.91

PRIMARY METAL INDUSTRIES		78,369	0.79

PRINTING AND PUBLISHING		73,684	0.75

RAILROAD TRANSPORTATION		57,691	0.58

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 61

CREF Equity Index Account |	Summary portfolio of investments December 31, 2005	continued

	SHARES	VALUE (000)	% OF NET ASSETS
COMPANY

REAL ESTATE		$10,946	0.11%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		11,182	0.11

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc	673,759	45,634	0.46
Morgan Stanley	778,204	44,155	0.45
Other		161,484	1.63

		251,273	2.54

SOCIAL SERVICES		1,177	0.01

SPECIAL TRADE CONTRACTORS		4,589	0.05

STONE, CLAY, AND GLASS PRODUCTS		10,875	0.11

TEXTILE MILL PRODUCTS		701	0.01

TOBACCO PRODUCTS
Altria Group, Inc	1,471,471	109,948	1.12
Other		14,092	0.14

		124,040	1.26

TRANSPORTATION BY AIR		42,772	0.43

TRANSPORTATION EQUIPMENT
Boeing Co	587,215	41,246	0.42
United Technologies Corp	727,335	40,665	0.41
Other		155,400	1.57

		237,311	2.40

TRANSPORTATION SERVICES		19,334	0.20

TRUCKING AND WAREHOUSING		45,766	0.46

WATER TRANSPORTATION		4,680	0.05

WHOLESALE TRADE-DURABLE GOODS		43,323	0.44

WHOLESALE TRADE-NONDURABLE GOODS		92,993	0.94

TOTAL COMMON STOCKS (Cost $7,930,425)		9,876,431	99.99

62 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Equity Index Account |	Summary portfolio of investments December 31, 2005	concluded

ISSUER		PRINCIPAL	VALUE (000)	% OF NET ASSETS

SHORT-TERM INVESTMENTS

CERTIFICATES OF DEPOSIT			$29,915	0.30%

COMMERCIAL PAPER			183,647	1.86

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
Federal Home Loan Bank
(FHLB) 3.400%–4.010%, 01/03/06–01/06/06		$38,473,000	38,459	0.39
Federal National Mortgage Association
(FNMA) 3.350%–4.170%, 01/03/06–01/09/06		41,928,000	41,911	0.43
Other			29,988	0.30

			110,358	1.12

TOTAL SHORT-TERM INVESTMENTS	(Cost $324,016)		323,920	3.28

TOTAL PORTFOLIO	(Cost $8,254,441)		10,200,351	103.27
OTHER ASSETS & LIABILITIES, NET			(322,865)	(3.27)

NET ASSETS			$9,877,486	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 63

CREF Bond Market Account |	Summary portfolio of investments December 31, 2005

	VALUE	% OF NET
ISSUER	(000)	ASSETS

BONDS

CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES	$4,286	0.07%

APPAREL AND OTHER TEXTILE PRODUCTS	3,243	0.06

AUTO REPAIR, SERVICES AND PARKING	6,007	0.10

ASSET BACKED	139,399	2.40

BUILDING MATERIALS AND GARDEN SUPPLIES	9,874	0.17

BUSINESS SERVICES	6,652	0.11

CHEMICALS AND ALLIED PRODUCTS	36,520	0.63

COMMUNICATIONS	139,057	2.40

DEPOSITORY INSTITUTIONS	189,331	3.27

EATING AND DRINKING PLACES	1,944	0.03

ELECTRIC, GAS, AND SANITARY SERVICES	105,735	1.82

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,363	0.13

FABRICATED METAL PRODUCTS	10,203	0.18

FOOD AND KINDRED PRODUCTS	31,506	0.54

FOOD STORES	10,755	0.19

FORESTRY	2,734	0.05

FURNITURE AND FIXTURES	4,644	0.08

GENERAL BUILDING CONTRACTORS	17,228	0.30

GENERAL MERCHANDISE STORES	20,867	0.36

HEALTH SERVICES	5,721	0.10

HOLDING AND OTHER INVESTMENT OFFICES	43,676	0.75

HOTELS AND OTHER LODGING PLACES	3,884	0.07

INDUSTRIAL MACHINERY AND EQUIPMENT	20,148	0.35

INSTRUMENTS AND RELATED PRODUCTS	6,785	0.12

INSURANCE CARRIERS	48,212	0.83

METAL MINING	15,198	0.26

MISCELLANEOUS MANUFACTURING INDUSTRIES	7,587	0.13

MISCELLANEOUS RETAIL	5,789	0.10

MOTION PICTURES	32,585	0.56

NONDEPOSITORY INSTITUTIONS	164,095	2.83

OIL AND GAS EXTRACTION	60,898	1.05

64 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Bond Market Account |	Summary portfolio of investments December 31, 2005	continued

			RATING†		VALUE	% OF NET
	ISSUER		(Unaudited)	PRINCIPAL	(000)	ASSETS

	OTHER MORTGAGE BACKED SECURITIES
	Countrywide Alternative Loan Trust
	Series 2003-3T1 (Class A10)	5.500%, 05/25/33	N/R	$30,000,000	$29,747	0.52%
	CS First Boston Mortgage Securities Corp
	Series 2004-8 (Class 7A1)	6.000%, 12/25/34	N/R	34,065,898	34,258	0.59
	Other				249,347	4.30

					313,352	5.41

	PAPER AND ALLIED PRODUCTS				10,134	0.17

	PERSONAL SERVICES				1,530	0.03

	PETROLEUM AND COAL PRODUCTS				4,797	0.08

	PIPELINES, EXCEPT NATURAL GAS				29,210	0.50

	PRIMARY METAL INDUSTRIES				11,226	0.19

	PRINTING AND PUBLISHING				3,787	0.07

	RAILROAD TRANSPORTATION				17,820	0.31

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,757	0.03

	SECURITY AND COMMODITY BROKERS				74,182	1.28

	TOBACCO PRODUCTS				1,259	0.02

	TRANSPORTATION BY AIR				7,178	0.12

	TRANSPORTATION EQUIPMENT				38,066	0.66

	WHOLESALE TRADE-DURABLE GOODS				2,830	0.05

	WHOLESALE TRADE-NONDURABLE GOODS				3,948	0.07

	TOTAL CORPORATE BONDS		(Cost $1,686,659)		1,683,002	29.03

	GOVERNMENT BONDS

	AGENCY SECURITIES
d	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	110,050,000	108,339	1.87
e	FFCB	3.000%–4.700%, 12/17/07–08/10/15	Aaa	63,400,000	61,828	1.07
e	Federal Home Loan Mortgage Corp (FHLMC)	3.750%, 04/15/07	Aaa	46,403,000	45,874	0.79
	FHLMC	4.625%, 09/15/08	Aaa	45,500,000	45,170	0.78
	FHLMC	7.000%, 03/15/10	Aaa	138,000,000	149,758	2.58
	FHLMC	6.875%, 09/15/10	Aaa	28,000,000	30,476	0.53
e	FHLMC	4.750%, 01/18/11	Aaa	66,900,000	66,912	1.15
	FHLMC	5.875%, 03/21/11	Aa2	36,399,000	37,887	0.65
	FHLMC	6.375%, 08/01/11	Aa2	30,000,000	30,220	0.52
	FHLMC	6.250%, 03/05/12	Aa2	28,323,000	28,769	0.50
	FHLMC	5.000%, 07/15/14	Aaa	34,000,000	34,509	0.60
d,e	Federal National Mortgage Association (FNMA)	2.625%–6.210%, 07/15/06–08/06/38	Aaa	97,250,000	97,950	1.69
e	FNMA	3.875%, 05/15/07	Aaa	61,000,000	60,358	1.04
	FNMA	4.125%, 06/16/08	Aaa	39,070,000	38,487	0.66
	FNMA	3.375%, 12/15/08	Aaa	28,520,000	27,508	0.48
e	FNMA	7.125%, 06/15/10	Aaa	118,300,000	129,440	2.23
	FNMA	6.625%, 11/15/10	Aaa	30,000,000	32,404	0.56

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 65

CREF Bond Market Account |	Summary portfolio of investments December 31, 2005	continued

	ISSUER		RATING† (Unaudited)	PRINCIPAL	VALUE (000)	% OF NET ASSETS

	AGENCY SECURITIES — (continued)
	FNMA	5.250%, 08/01/12	Aa2	$28,600,000	$28,905	0.50%
	Other				172,891	2.98

					1,227,685	21.18

	FOREIGN GOVERNMENT BONDS				173,248	2.99

	MORTGAGE BACKED SECURITIES
d	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	5.500%, 12/01/33		36,195,272	35,960	0.62
	FGLMC	5.000%, 01/01/34		93,163,993	90,519	1.56
	FGLMC	4.500%, 10/01/34		27,233,855	25,724	0.44
	FGLMC	5.500%, 06/01/35		34,691,547	34,381	0.59
h	Federal National Mortgage Association
	(FNMA)	4.000%, 02/16/06		44,000,000	41,992	0.72
h	FNMA	5.500%, 02/25/18		57,000,000	57,285	0.99
d	FNMA	5.500%, 04/01/18		39,991,463	40,257	0.69
h	FNMA	4.500%, 02/25/19		104,000,000	101,140	1.75
h	FNMA	6.500%, 02/25/32		49,000,000	50,210	0.87
	FNMA	4.350%, 03/25/34		34,375,395	32,982	0.57
h	FNMA	6.000%, 02/25/35		90,000,000	90,703	1.57
	FNMA	5.500%, 03/01/35		44,040,650	43,619	0.75
	FNMA	6.000%, 10/01/35		48,465,232	48,925	0.84
h	Government National Mortgage Association
	(GNMA)	5.000%, 01/23/06		45,000,000	44,395	0.77
h	GNMA	5.500%, 01/23/06		45,000,000	45,267	0.78
	Other				1,007,423	17.38

					1,790,782	30.89

	U.S. TREASURY SECURITIES
e	United States Treasury Bond	8.000%, 11/15/21		304,399,000	419,492	7.23
e	United States Treasury Bond	5.375%, 02/15/31		57,324,000	64,427	1.11
e,k	United States Treasury Inflation Indexed Bond	3.875%, 01/15/09		35,829,520	37,677	0.65
e	United States Treasury
	Note	2.500%–4.500%, 09/30/06–12/15/10		106,621,000	105,576	1.82
e	United States Treasury Note	3.750%, 03/31/07		37,500,000	37,182	0.64
e	United States Treasury Note	4.375%, 05/15/07		27,050,000	27,029	0.47
e	United States Treasury Note	4.250%, 11/30/07		55,250,000	55,095	0.95
	Other				4,991	0.09

					751,469	12.96

	TOTAL GOVERNMENT BONDS		(Cost $3,970,603)		3,943,184	68.02

	TOTAL BONDS		(Cost $5,657,262)		5,626,186	97.05

	TOTAL TIAA-CREF MUTUAL FUNDS		(Cost $3,557)		3,782	0.06

66 | 2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Bond Market Account |	Summary portfolio of investments December 31, 2005	concluded

				VALUE	% OF NET
	ISSUER		PRINCIPAL	(000)	ASSETS

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER
d	BellSouth Corp	4.250%, 01/19/06	$27,200,000	$27,148	0.47%
c	BMW US Capital Corp	4.220%, 01/18/06	27,200,000	27,151	0.47
c,d	Govco, Inc	4.280%, 01/12/06	27,200,000	27,170	0.47
c	Kitty Hawk Funding Corp	4.300%, 01/17/06	27,200,000	27,154	0.47
c,d	Nestle Capital Corp	4.230%, 01/20/06	27,200,000	27,145	0.47
	Paccar Financial Corp	4.240%, 01/18/06	27,200,000	27,151	0.47
c,d	Preferred Receivables Funding	4.290%, 01/13/06	27,200,000	27,167	0.47
d	Rabobank USA Finance Corp	4.240%, 01/17/06	27,200,000	27,155	0.47
d	Societe Generale North America, Inc	4.250%, 01/18/06	27,200,000	27,151	0.47
c	Yorktown Capital, LLC	4.310%, 01/23/06	27,200,000	27,134	0.46
	Other			196,947	3.39

				468,473	8.08

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d	Federal National Mortgage Association
	(FNMA)	4.100%–4.170%, 01/09/06–01/19/06	60,380,000	60,296	1.04
††	Other			25,461	0.44

				85,757	1.48

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
	Bank of New York Institutional Cash Reserves
	Fund	4.363%, 01/03/06	1,184,820	1,185,103	20.44

				1,185,103	20.44

	TOTAL SHORT-TERM INVESTMENTS		(Cost $1,739,214)	1,739,333	30.00

	TOTAL PORTFOLIO		(Cost $7,400,033)	7,369,301	127.11
	OTHER ASSETS & LIABILITIES, NET			(1,571,884)	(27.11)

		NET ASSETS		$5,797,417	100.00%

The following abbreviations are used in portfolio descriptions
LLC Limited Liability Company
NR Not rated by Moody’s

††	Notes have a rate of 4.010% and mature 01/06/06.

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

d	All or a portion of these securities have been segregated by the Custodian to cover securities purchased on a delayed delivery basis.

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.

h	These securities were purchased on a delayed delivery basis.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

†	As provided by Moody’s Investors Service.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 67

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005

	VALUE	% OF NET
ISSUER	(000)	ASSETS

BONDS

CORPORATE BONDS

AMUSEMENT AND RECREATION SERVICES	$2,017	0.03%

AUTO REPAIR, SERVICES AND PARKING	2,856	0.04

ASSET BACKED	51,906	0.67

BUILDING MATERIALS AND GARDEN SUPPLIES	10,473	0.13

BUSINESS SERVICES	4,999	0.07

CHEMICALS AND ALLIED PRODUCTS	29,882	0.38

COMMUNICATIONS	59,741	0.77

DEPOSITORY INSTITUTIONS	160,672	2.06

EATING AND DRINKING PLACES	5,202	0.07

ELECTRIC, GAS, AND SANITARY SERVICES	31,531	0.40

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	11,930	0.15

FABRICATED METAL PRODUCTS	3,056	0.04

FOOD AND KINDRED PRODUCTS	40,891	0.52

FOOD STORES	5,441	0.07

FURNITURE AND FIXTURES	3,897	0.05

GENERAL BUILDING CONTRACTORS	15,638	0.20

GENERAL MERCHANDISE STORES	944	0.01

HEALTH SERVICES	2,531	0.03

HOLDING AND OTHER INVESTMENT OFFICES	23,710	0.30

INDUSTRIAL MACHINERY AND EQUIPMENT	26,888	0.34

INSTRUMENTS AND RELATED PRODUCTS	23,758	0.31

INSURANCE CARRIERS	51,419	0.66

LUMBER AND WOOD PRODUCTS	1,072	0.01

MISCELLANEOUS MANUFACTURING	4,994	0.06

MISCELLANEOUS RETAIL	4,690	0.06

MOTION PICTURES	14,206	0.18

NONDEPOSITORY INSTITUTIONS	41,235	0.53

OIL AND GAS EXTRACTION	23,422	0.30

OTHER MORTGAGE BACKED SECURITIES	113,485	1.46

PAPER AND ALLIED PRODUCTS	9,909	0.13

PETROLEUM AND COAL PRODUCTS	4,866	0.06

PIPELINES, EXCEPT NATURAL GAS	2,857	0.04

PRIMARY METAL INDUSTRIES	5,368	0.07

PRINTING AND PUBLISHING	7,797	0.10

68 | 2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	continued

	ISSUER		RATING† (Unaudited)	PRINCIPAL	VALUE (000)	% OF NET ASSETS

	RAILROAD TRANSPORTATION				$5,073	0.07%

	SECURITY AND COMMODITY BROKERS				16,588	0.21

	TRANSPORTATION BY AIR				7,711	0.10

	TRANSPORTATION SERVICES				1,903	0.02

	WHOLESALE TRADE-DURABLE GOODS				1,955	0.03

	WHOLESALE TRADE-NONDURABLE GOODS				2,961	0.04

		TOTAL CORPORATE BONDS	(Cost $842,001)		839,474	10.77

	GOVERNMENT BONDS

	AGENCY SECURITIES
e	Federal Home Loan Mortgage Corp (FHLMC)	4.750%, 01/18/11	Aaa	$31,600,000	31,606	0.40
e	Federal National Mortgage Association
	(FNMA)	3.375%–6.625%, 05/15/07–08/01/12	Aaa	90,175,000	91,030	1.17
	FNMA	7.125%, 06/15/10	Aaa	44,000,000	48,143	0.62
	Other				411,038	5.27

					581,817	7.46

	FOREIGN GOVERNMENT BONDS				89,892	1.15

	MORTGAGE BACKED SECURITIES
h	Federal National Mortgage Association
	(FNMA)	5.500%, 02/25/18		40,000,000	40,200	0.52
h	FNMA	4.500%, 02/25/19		54,000,000	52,515	0.67
	FNMA	5.000%, 11/01/33		40,116,791	39,010	0.50
	FNMA	5.500%, 02/01/35		44,341,384	43,950	0.56
h	FNMA	5.000%, 02/25/35		33,000,000	31,948	0.41
h	FNMA	6.000%, 02/25/35		70,000,000	70,547	0.91
	FNMA	5.500%, 04/01/35		36,868,603	36,515	0.47
	Other				692,817	8.89

					1,007,502	12.93

	MUNICIPAL BONDS				59,732	0.77

	U.S. TREASURY SECURITIES
	United States Treasury Bond	7.000%, 07/15/06		31,200,000	31,616	0.41
e	United States Treasury Bond	8.000%, 11/15/21		101,630,000	140,056	1.80
e	United States Treasury Bond	5.375%, 02/15/31		28,040,000	31,514	0.40
	United States Treasury Note	2.375%, 08/15/06		69,950,000	69,090	0.89
e	United States Treasury Note	4.000%, 09/30/07		47,465,000	47,139	0.60
e	United States Treasury Note	4.375%, 12/15/10		56,200,000	56,257	0.72
e	United States Treasury
	Note/Bond	2.500%–4.500%, 09/30/06–11/15/15		102,393,000	101,791	1.31
	Other				19,796	0.25

					497,259	6.38

		TOTAL GOVERNMENT BONDS	(Cost $2,252,319)		2,236,202	28.69

		TOTAL BONDS	(Cost $3,094,320)		3,075,676	39.46

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 69

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY		SHARES	VALUE (000)	% OF NET ASSETS

	PREFERRED STOCKS

	HOLDING AND OTHER INVESTMENT OFFICES			$10	0.00	%**

	TOTAL PREFERRED STOCKS	(Cost $7)		10	0.00	**

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES			549	0.01

	APPAREL AND ACCESSORY STORES			34,924	0.45

	APPAREL AND OTHER TEXTILE PRODUCTS			3,088	0.04

	AUTO REPAIR, SERVICES AND PARKING			1,786	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS			3,346	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc		1,004,126	40,647	0.52
	Other			26,158	0.34

				66,805	0.86

	BUSINESS SERVICES
	Microsoft Corp		3,840,893	100,439	1.29
	Other			206,976	2.65

				307,415	3.94

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc		529,739	41,775	0.53
	Merck & Co, Inc		1,258,358	40,028	0.51
	Procter & Gamble Co		1,517,512	87,834	1.13
	Other			203,325	2.61

				372,962	4.78

	COMMUNICATIONS
	AT&T, Inc		2,217,975	54,318	0.70
e	Verizon Communications, Inc		1,455,295	43,833	0.56
	Other			135,571	1.74

				233,722	3.00

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co		2,016,984	80,054	1.03
e	US Bancorp		1,360,612	40,669	0.52
	Wachovia Corp		1,024,685	54,165	0.70
	Washington Mutual, Inc		821,729	35,745	0.46
	Wells Fargo & Co		930,837	58,485	0.75
	Other			187,363	2.40

				456,481	5.86

	EATING AND DRINKING PLACES
	McDonald’s Corp		889,601	29,998	0.39
	Other			11,958	0.15

				41,956	0.54

	EDUCATIONAL SERVICES			1,173	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES			225,406	2.89

70 | 2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	2,594,227	$44,413	0.57%
	Emerson Electric Co	440,300	32,890	0.42
	Intel Corp	2,683,225	66,973	0.86
	Other		173,183	2.22

			317,459	4.07

	ENGINEERING AND MANAGEMENT SERVICES		24,916	0.32

	FABRICATED METAL PRODUCTS		32,611	0.42

	FOOD AND KINDRED PRODUCTS
e	Coca-Cola Co	1,250,500	50,408	0.65
	PepsiCo, Inc	907,304	53,604	0.69
	Other		57,155	0.73

			161,167	2.07

	FOOD STORES		29,674	0.38

	FURNITURE AND FIXTURES		38,836	0.50

	FURNITURE AND HOMEFURNISHINGS STORES		12,825	0.16

	GENERAL BUILDING CONTRACTORS		29,984	0.38

	GENERAL MERCHANDISE STORES		59,589	0.76

	HEALTH SERVICES		40,638	0.52

	HOLDING AND OTHER INVESTMENT OFFICES		114,129	1.46

	HOTELS AND OTHER LODGING PLACES		9,073	0.12

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	574,944	44,558	0.57
*	Dell, Inc	1,022,039	30,651	0.39
e	Hewlett-Packard Co	1,298,523	37,177	0.48
	International Business Machines Corp	721,457	59,304	0.76
	Other		114,891	1.48

			286,581	3.68

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	1,543,842	92,785	1.19
	Medtronic, Inc	669,862	38,564	0.49
	Other		141,814	1.82

			273,163	3.50

	INSURANCE AGENTS, BROKERS AND SERVICE		35,159	0.45

	INSURANCE CARRIERS
e	UnitedHealth Group, Inc	562,728	34,968	0.45
	Other		223,332	2.86

			258,300	3.31

	LEATHER AND LEATHER PRODUCTS		6,939	0.09

	LEGAL SERVICES		99	0.00	**

	LOCAL AND INTERURBAN PASSENGER TRANSIT		272	0.00	**

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 71

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE (000)	% OF NET ASSETS

	LUMBER AND WOOD PRODUCTS		$550	0.01%

	METAL MINING		11,014	0.14

	MISCELLANEOUS MANUFACTURING INDUSTRIES		10,593	0.14

	MISCELLANEOUS RETAIL		58,124	0.75

	MOTION PICTURES
	Time Warner, Inc	2,268,099	39,555	0.51
e	Walt Disney Co	1,300,695	31,178	0.40
	Other		5,646	0.07

			76,379	0.98

	NONDEPOSITORY INSTITUTIONS
e	American Express Co	782,671	40,276	0.52
	Freddie Mac	476,802	31,159	0.40
	Other		111,416	1.43

			182,851	2.35

	NONMETALLIC MINERALS, EXCEPT FUELS		9,922	0.13

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	341,169	32,326	0.42
e	Devon Energy Corp	496,884	31,075	0.40
	Other		165,452	2.12

			228,853	2.94

	PAPER AND ALLIED PRODUCTS		35,596	0.46

	PERSONAL SERVICES		50	0.00	**

	PETROLEUM AND COAL PRODUCTS		55,962	0.72

	PRIMARY METAL INDUSTRIES		52,983	0.68

	PRINTING AND PUBLISHING		43,496	0.56

	RAILROAD TRANSPORTATION		22,413	0.29

	REAL ESTATE		87	0.00	**

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,891	0.04

	SECURITY AND COMMODITY BROKERS
e	Goldman Sachs Group, Inc	244,176	31,184	0.40
	Merrill Lynch & Co, Inc	596,129	40,376	0.52
	Other		45,208	0.58

			116,768	1.50

	SPECIAL TRADE CONTRACTORS		149	0.00	**

	STONE, CLAY, AND GLASS PRODUCTS		5,009	0.06

	TEXTILE MILL PRODUCTS		175	0.00	**

	TRANSPORTATION BY AIR		35,445	0.45

	TRANSPORTATION EQUIPMENT		44,881	0.58

	TRANSPORTATION SERVICES		4,745	0.06

72 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	continued

	COMPANY				VALUE (000)	% OF NET ASSETS

	TRUCKING AND WAREHOUSING				$29,803	0.38%

	WATER TRANSPORTATION				782	0.01

	WHOLESALE TRADE-DURABLE GOODS				32,858	0.42

	WHOLESALE TRADE-NONDURABLE GOODS				67,488	0.87

	TOTAL COMMON STOCKS (Cost $3,302,321)				4,610,894	59.16

	ISSUER			PRINCIPAL

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER				147,963	1.90

	U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES
d	Federal Home Loan Mortgage Corp
	(FHLMC)	4.070%–4.190%, 01/23/06–01/30/06		$42,170,000	42,060	0.54
d	Federal National Mortgage Association
	(FNMA)	3.350%–4.180%, 01/03/06–02/01/06		326,205,000	325,791	4.18
††	Other				22,374	0.29

					390,225	5.01

	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

	REPURCHASE AGREEMENTS
	Bear Stearns & Co, Inc, 4.250% Dated 12/30/05,			34,502,000	34,510	0.44
	Due 01/03/2006 In The Amount Of $34,510,146
	Fully Collateralized as follows:
	Federal Home Loan Bank
	(FHLB)	0.000%–4.500%, 02/17/2006–06/12/2013	$2,260,912
	Federal Home Loan Mortgage Corp
	(FHLMC)	5.250%–5.400%, 11/10/2010–12/28/2010	11,604,126
	Federal National Mortgage Association
	(FNMA)	4.000%–7.000%, 01/26/2009–11/28/2017	21,399,899

	Total Market Value		35,264,937

	Goldman Sachs & Co. 4.270% Dated 12/30/2005,			90,000,000	90,022	1.15
	Due 01/03/2006 In The Amount Of $90,021,350
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC) 4.110%, 02/16/2010		91,811,492

	Total Market Value		91,811,492

	Merrill Lynch & Co. Inc, 4.240% Dated 12/30/2005,			90,000,000	90,021	1.16
	Due 01/03/2006 In The Amount Of $90,021,350
	Fully Collateralized as follows:
	Federal Farm Credit Bank (FFCB)	6.000%, 05/14/2013	22,024,575
	Federal Home Loan Bank (FHLB)	5.895%, 09/02/2025	21,080,779
	Federal National Mortgage Association
	(FNMA)	6.250%, 05/15/2029	26,383,117
	Tennessee Valley Authority	7.125%, 05/01/2030	22,314,893

	Total Market Value		91,803,364

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 73

CREF Social Choice Account |	Summary portfolio of investments December 31, 2005	concluded

ISSUER			PRINCIPAL	VALUE (000)	% OF NET ASSETS

Morgan Stanely & Co, Inc 4.250% Dated 12/30/2005,			$50,000,000	$50,012	0.64%
Due 01/03/2006 In The Amount Of $50,011,806
Fully Collateralized as follows:
Federal Home Loan Mortgage Corp
(FHLMC)	0.000%, 01/15/2006	51,091,452

Total Market Value		51,091,452

				264,565	3.39

TOTAL SHORT-TERM INVESTMENTS		(Cost $802,636)		802,753	10.30

	TOTAL PORTFOLIO	(Cost $7,199,284)		8,489,333	108.92
	OTHER ASSETS & LIABILITIES, NET			(694,916)	(8.92)

	NET ASSETS			$7,794,417	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

††	Notes have a rate of 4.150% and mature 01/13/06.

d	All or a portion of these securities have been segregated by the Custodian to cover securities purchased on a delayed delivery basis.

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.

h	These securities were purchased on a delayed delivery basis.

†	As provided by Moody’s Investors Service.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

74 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO THE FINANCIAL STATEMENTS

CREF Inflation-Linked Bond Account |	Summary portfolio of investments December 31, 2005

					VALUE	% OF NET
	ISSUER			PRINCIPAL	(000)	ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bond	3.375%, 01/15/07		$187,865,296	$189,333	4.73%
k	United States Treasury Inflation Indexed Bond	3.625%, 01/15/08		222,848,610	228,908	5.72
k	United States Treasury Inflation Indexed Bond	3.875%, 01/15/09		199,241,754	209,515	5.24
k	United States Treasury Inflation Indexed Bond	4.250%, 01/15/10		148,272,868	160,760	4.02
k	United States Treasury Inflation Indexed Bond	3.500%, 01/15/11		149,609,065	159,956	4.00
k	United States Treasury Inflation Indexed Bond	3.375%, 01/15/12		82,472,757	88,697	2.22
k	United States Treasury Inflation Indexed Bond	3.000%, 07/15/12		284,628,174	301,105	7.53
k	United States Treasury Inflation Indexed Bond	1.875%, 07/15/13		264,220,619	260,733	6.52
k	United States Treasury Inflation Indexed Bond	2.000%, 01/15/14		270,626,038	269,295	6.73
k	United States Treasury Inflation Indexed Bond	2.000%, 07/15/14		247,165,311	246,006	6.15
e,k	United States Treasury Inflation Indexed Bond	1.625%, 01/15/15		245,873,734	237,057	5.92
e,k	United States Treasury Inflation Indexed Bond	1.875%, 07/15/15		213,411,444	210,010	5.25
e,k	United States Treasury Inflation Indexed Bond	2.375%, 01/15/25		324,659,402	341,902	8.55
e,k	United States Treasury Inflation Indexed Bond	3.625%, 04/15/28		216,760,983	280,198	7.00
k	United States Treasury Inflation Indexed Bond	3.875%, 04/15/29		252,301,780	341,079	8.52
k	United States Treasury Inflation Indexed Bond	3.375%, 04/15/32		69,895,034	91,120	2.28
k	United States Treasury Inflation Indexed Note	0.875%, 04/15/10		356,301,151	338,817	8.47

					3,954,491	98.85

	TOTAL GOVERNMENT BONDS (Cost $3,858,474)				3,954,491	98.85

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER
	Variable Funding Capital Corp	4.170%, 01/03/06		7,300,000	7,297	0.18

					7,297	0.18
	INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

	REPURCHASED AGREEMENTS
	Bear Stearns & Co, Inc, 4.250% Dated 12/30/05,			8,345,000	8,347	0.21
	Due 01/03/2006 In The Amount Of $8,346,970
	Fully Collateralized as follows:
	Federal Home Loan Bank
	(FHLB) 0.000%–4.500%, 02/17/2006–06/12/2013		$546,847
	Federal Home Loan Mortgage Corp
	(FHLMC) 5.250%–5.400%, 11/10/2010–12/28/2010		2,806,691
	Federal National Mortgage Association
	(FNMA) 4.000%–7.000%, 01/26/2009–11/28/2017		5,175,994

	Total Market Value		8,529,532

	Goldman Sachs & Co. 4.270% Dated 12/30/2005,			25,000,000	25,006	0.63
	Due 01/03/2006 In The Amount Of $25,005,931
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp
	(FHLMC) 4.110%, 02/16/2010		25,503,192

	Total Market Value		25,503,192

SEE NOTES TO THE FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 75

CREF Inflation-Linked Bond Account |	Summary portfolio of investments December 31, 2005	concluded

				VALUE	% OF NET
ISSUER			PRINCIPAL	(000)	ASSETS

Merrill Lynch & Co. Inc, 4.240% Dated 12/30/2005,			$10,000,000	$10,002	0.25%
Due 01/03/2006 In The Amount Of $10,002,356
Fully Collateralized as follows:
Federal Farm Credit Bank	6.000%, 05/14/2013	2,447,175
Federal Home Loan Bank	.5.895%, 09/02/2025	2,342,309
Federal National Mortgage Association	6.250%, 05/15/2029	2,931,458
Tennessee Valley Authority	7.125%, 05/01/2030	2,479,432

Total Market Value		10,200,374

				43,355	1.09

TOTAL SHORT-TERM INVESTMENTS		(Cost $50,654)		50,652	1.27

TOTAL PORTFOLIO		(Cost $3,909,128)		4,005,143	100.12
OTHER ASSETS & LIABILITIES, NET				(4,815)	(0.12)

NET ASSETS				$4,000,328	100.00%

e	All or a portion of these securities are out on loan. The cash collateral is used in accordance with the investment guidelines contained in the securities lending agreement.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

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College Retirement Equities Fund 2005 Annual Report	| 77

Statements of assets and liabilities |	College Retirement Equities Fund December 31, 2005

(amounts in thousands, except amounts per accumulation unit)	Stock Account	Growth Account	Global Equities Account	Money Market Account	Equity Index Account	Bond Market Account

ASSETS
Portfolio investments, at cost
Unaffiliated issuers	$101,034,665	$11,038,889	$11,472,614	$7,395,613	$8,254,441	$7,396,476
Affiliated issuers	119,114	—	—	—	—	3,557

Total portfolio investments, at cost	101,153,779	11,038,889	11,472,614	7,395,613	8,254,441	7,400,033

Portfolio investments, at value:
Unaffiliated issuers	119,432,496	12,616,153	12,345,936	7,394,986	10,200,351	7,365,519
Affiliated issuers	112,722	—	—	—	—	3,782

Total portfolio investments, at value
(including securities loaned of $3,658,259,$483,969, $318,821, $— , $313,839 & $1,158,231, respectively)	$119,545,218	$12,616,153	$12,345,936	$7,394,986	$10,200,351	$7,369,301
Cash	30,053	—	—	—	275	456
Cash – foreign (cost of $48,035, $— and $55,828,$—, $— and $—, respectively)	48,057	—	55,806	—	—	—
Dividends and interest receivable	152,427	10,249	12,733	4,728	13,180	46,418
Receivable from securities transactions	142,560	6,852	28,454	28	3,598	361,453
Amounts due from TIAA	20,472	7,913	7,686	6,664	4,584	2,572
Other	57	35	49	13	12	—

Total assets	119,938,844	12,641,202	12,450,664	7,406,419	10,222,000	7,780,200

LIABILITIES
Deposits for securities loaned–Note 3	3,880,141	499,135	336,737	—	324,580	1,185,103
Amount due to banks	6,369	9,784	704	16	2	—
Amount due to investment advisor	2,706	304	312	147	205	132
Payable for securities transactions	184,670	4,070	11,197	211	19,727	797,548
Payable for variation margin on open futures contracts	1,269	—	499	—	—	—

Total liabilities	4,075,155	513,293	349,449	374	344,514	1,982,783

NET ASSETS:
Accumulation Fund	$99,967,674	$11,917,736	$11,802,797	$7,176,389	$9,657,753	$5,626,557
Annuity Fund	15,896,015	210,173	298,418	229,656	219,733	170,860

Total net assets	$115,863,689	$12,127,909	$12,101,215	$7,406,045	$9,877,486	$5,797,417

Accumulation units outstanding – Notes 4 and 5	484,028	194,004	139,042	316,665	116,883	73,664

Net asset value per accumulation unit – Note 4	$206.53	$61.43	$84.89	$22.66	$82.63	$76.38

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Statements of assets and liabilities |	College Retirement Equities Fund December 31, 2005	concluded

(amounts in thousands, except amounts per accumulation unit)	Social Choice Account	Inflation- Linked Bond Account

ASSETS
Portfolio investments, at cost
Unaffiliated issuers	$7,199,284	$3,909,128
Affiliated issuers	—	—

Total portfolio investments, at cost	7,199,284	3,909,128

Portfolio investments, at value:
Unaffiliated issuers	8,489,333	4,005,143
Affiliated issuers	—	—

Total portfolio investments, at value
(including securities loaned of $447,579 & $42,535, respectively)	$8,489,333	$4,005,143
Cash	145	47
Dividends and interest receivable	30,619	40,045
Receivable from securities transactions	216,812	2,204
Amounts due from TIAA	3,928	1,731
Other	7	—

Total assets	8,740,844	4,049,170

LIABILITIES
Deposits for securities loaned–Note 3	459,792	43,355
Amount due to banks	298	—
Amount due to investment advisor	166	89
Payable for securities transactions	486,171	5,398

Total liabilities	946,427	48,842

NET ASSETS:
Accumulation Fund	$7,538,737	$3,843,780
Annuity Fund	255,680	156,548

Total net assets	$7,794,417	$4,000,328

Accumulation units outstanding – Notes 4 and 5	66,154	82,764

Net asset value per accumulation unit – Note 4	$113.96	$46.44

80 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS

Statements of operations |	College Retirement Equities Fund For the year ended December 31, 2005

(amounts in thousands)	Stock Account	Growth Account

INVESTMENT INCOME
Interest	$62,065	$4,248
Dividends:
Unaffliliated issuers	2,138,741	98,019
Affiliated issuers	1,374	—
Foreign taxes withheld	(47,403)	—

Total income	2,154,777	102,267

EXPENSES – NOTE 2:
Administrative	281,697	29,574
Distribution	84,221	8,760
Investment Advisory	137,029	18,306
Mortality and expense risk charges	5,531	572

Total expenses	508,478	57,212

Net investment income (loss)	1,646,299	45,055

REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS – NOTE 3
Net realized gain (loss) on:
Portfolio investments	11,193,117	136,012
Futures transactions	8,346	—
Foreign currency transactions	(14,719)	—

Net realized gain (loss) on total investments	11,186,744	136,012

Net change in unrealized appreciation (depreciation) on:
Portfolio investments	(4,716,414)	429,260
Futures transactions	(7,635)	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(3,842)	—

Net change in unrealized appreciation (depreciation) on total investments	(4,727,891)	429,260

Net realized and unrealized gain (loss) on total investments	6,458,853	565,272

Net increase (decrease) in net assets resulting from operations	$8,105,152	$610,327

SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 81

Statements of operations |	College Retirement Equities Fund For the year ended December 31, 2005	concluded

(amounts in thousands)	Global Equities Account	Money Market Account	Equity Index Account	Bond Market Account	Social Choice Account	Inflation- Linked Bond Account

INVESTMENT INCOME
Interest	$9,319	$232,098	$2,856	$255,638	$124,550	$225,075
Dividends:
Unaffliliated issuers	224,776	—	165,246	—	73,813	—
Affiliated issuers	—	—	—	262	—	—
Foreign taxes withheld	(9,167)	—	—	—	—	—

Total income	224,928	232,098	168,102	255,900	198,363	225,075

EXPENSES – NOTE 2:
Administrative	26,796	18,324	23,250	14,488	18,335	9,311
Distribution	8,131	5,442	7,019	4,301	5,524	2,851
Investment Advisory	18,914	4,807	7,159	6,373	6,609	4,050
Mortality and expense risk charges	542	355	465	281	366	191

Total expenses	54,383	28,928	37,893	25,443	30,834	16,403

Net investment income (loss)	170,545	203,170	130,209	230,457	167,529	208,672

REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS – NOTE 3
Net realized gain (loss) on:
Portfolio investments	1,366,309	(21)	51,659	(31,162)	110,087	6,130
Futures transactions	(6,312)	—	(173)	—	—	—
Foreign currency transactions	(5,214)	—	—	—	—	—

Net realized gain (loss) on total investments	1,354,783	(21)	51,486	(31,162)	110,087	6,130

Net change in unrealized appreciation (depreciation) on:
Portfolio investments	(484,358)	970	347,179	(75,212)	87,343	(122,210)
Futures transactions	(2,714)	—	(72)	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,370)	—	—	—	—	—

Net change in unrealized appreciation (depreciation) on total investments	(488,442)	970	347,107	(75,212)	87,343	(122,210)

Net realized and unrealized gain (loss) on total investments	866,341	949	398,593	(106,374)	197,430	(116,080)

Net increase (decrease) in net assets resulting from operations	$1,036,886	$204,119	$528,802	$124,083	$364,959	$92,592

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Statements of changes in net assets | College Retirement Equities Fund

	Stock Account		Growth Account		Global Equities Account

(amounts in thousands)	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

FROM OPERATIONS
Net investment income	$1,646,299	$1,655,859	$45,055	$85,323	$170,545	$144,890
Net realized gain (loss) on total investments	11,186,744	11,356,900	136,012	72,759	1,354,783	839,907
Net change in unrealized appreciation (depreciation) on total investments	(4,727,891)	(221,394)	429,260	524,842	(488,442)	199,440

Net increase (decrease) in net assets resulting from operations	8,105,152	12,791,365	610,327	682,924	1,036,886	1,184,237

FROM PARTICIPANT TRANSACTIONS
Premiums	3,675,634	3,443,219	1,090,716	1,192,732	855,929	800,365
Net transfers from (to) TIAA	(641,163)	(508,186)	7,075	32,287	12,842	34,160
Net transfers from (to) other CREF Accounts and affiliated mutual funds	(1,384,727)	(755,356)	(842,299)	(968,499)	245,827	340,736
Annuity payments	(1,813,506)	(1,598,328)	(31,389)	(30,417)	(41,784)	(32,705)
Withdrawals and death benefits	(2,859,527)	(2,215,229)	(360,265)	(297,015)	(319,761)	(219,928)

Net increase (decrease) in net assets resulting from participant transactions	(3,023,289)	(1,633,880)	(136,162)	(70,912)	753,053	922,628

Net increase (decrease) in net assets	5,081,863	11,157,485	474,165	612,012	1,789,939	2,106,865

NET ASSETS
Beginning of year	110,781,826	99,624,341	11,653,744	11,041,732	10,311,276	8,204,411

End of year	$115,863,689	$110,781,826	$12,127,909	$11,653,744	$12,101,215	$10,311,276

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Statements of changes in net assets | College Retirement Equities Fund	continued

	Money Market Account		Equity Index Account		Bond Market Account

(amounts in thousands)	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

FROM OPERATIONS
Net investment income	$203,170	$71,492	$130,209	$128,392	$230,457	$216,571
Net realized gain (loss) on total investments	(21)	(396)	51,486	24,693	(31,162)	25,716
Net change in unrealized appreciation
(depreciation) on total investments	970	(1,484)	347,107	762,244	(75,212)	(27,144)

Net increase (decrease) in net assets resulting from operations	204,119	69,612	528,802	915,329	124,083	215,143

FROM PARTICIPANT TRANSACTIONS
Premiums	828,783	745,562	826,227	794,664	466,865	449,155
Net transfers from (to) TIAA	75,087	(1,210)	(30,842)	26,172	13,303	(110,158)
Net transfers from (to) other CREF Accounts and affiliated mutual funds	208,833	(322,099)	(135,135)	94,906	24,020	(320,543)
Annuity payments	(58,520)	(52,315)	(38,242)	(31,528)	(33,114)	(33,015)
Withdrawals and death benefits	(633,567)	(566,000)	(292,313)	(212,601)	(213,678)	(193,449)

Net increase (decrease) in net assets resulting from participant transactions	420,616	(196,062)	329,695	671,613	257,396	(208,010)

Net increase (decrease) in net assets	624,735	(126,450)	858,497	1,586,942	381,479	7,133

NET ASSETS
Beginning of year	6,781,310	6,907,760	9,018,989	7,432,047	5,415,938	5,408,805

End of year	$7,406,045	$6,781,310	$9,877,486	$9,018,989	$5,797,417	$5,415,938

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Statements of changes in net assets | College Retirement Equities Fund	concluded

	Social Choice Account		Inflation-Linked Bond Account

(amounts in thousands)	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

FROM OPERATIONS
Net investment income	$167,529	$156,000	$208,672	$128,394
Net realized gain (loss) on total investments	110,087	59,537	6,130	40,537
Net change in unrealized appreciation (depreciation) on total investments	87,343	349,256	(122,210)	53,354

Net increase (decrease) in net assets resulting from operations	364,959	564,793	92,592	222,285

FROM PARTICIPANT TRANSACTIONS
Premiums	615,911	587,414	349,973	295,190
Net transfers from (to) TIAA	(17,999)	(35,596)	11,899	8,802
Net transfers from (to) other CREF Accounts and affiliated mutual funds	53,048	159,243	293,847	495,327
Annuity payments	(43,031)	(27,288)	(25,603)	(20,007)
Withdrawals and death benefits	(180,085)	(140,274)	(147,023)	(99,136)

Net increase (decrease) in net assets resulting from participant transactions	427,844	543,499	483,093	680,176

Net increase (decrease) in net assets	792,803	1,108,292	575,685	902,461

NET ASSETS
Beginning of year	7,001,614	5,893,322	3,424,643	2,522,182

End of year	$7,794,417	$7,001,614	$4,000,328	$3,424,643

88 |	2005 Annual Report College Retirement Equities Fund	SEE NOTES TO FINANCIAL STATEMENTS	College Retirement Equities Fund 2005 Annual Report	| 89

Notes to financial statements |	College Retirement Equities Fund

Note 1— significant accounting policies

The purpose of College Retirement Equities Fund (“CREF”), as stated in its charter, is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. It consists of eight investment portfolios: the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts (individually referred to as the “Account” or collectively referred to as the “Accounts”). The financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

Valuation of investments: Equity securities listed or traded on a national securities exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Account), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Money market instruments in the Money Market Account with a remaining maturity of 60 days or less are valued on an amortized cost basis, or at market value if market value is materially different from amortized cost. Investments in registered investment companies are valued at their net asset value including investments in affiliated registered investment companies. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Futures contracts are valued at the last sale price as of the close of business on the board of trade or exchange on which they are traded. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Finance Committee of the Board of Trustees (“the Board”) and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board if events materially affecting their value occur between the time their price is determined and the time the Account’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as

90 |	2005 Annual Report College Retirement Equities Fund

Notes to financial statements	continued

fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Account’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board. The Accounts have has retained an independent fair value pricing service to assist in the fair valuation process for the Accounts that primarily invest in international securities.

Accumulation and Annuity Fund: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuities bear the mortality risk under their contracts.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on security transactions are accounted for on the specific identification method.

Foreign taxes: The Accounts may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Accounts will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the current Accounts invest.

Accounting for Real Estate Investment Trusts: The Accounts may own shares of Real Estate Investment Trusts (“REITS”). REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. The Accounts have estimated what the components of these REITS distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Accounts may enter into dollar rolls in which the Accounts sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Account forgoes principal and interest paid on the securities. The Accounts’ policy is to record the dollar rolls using “to be announced” mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale

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Notes to financial statements	continued

price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time an Account enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Accounts may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Accounts engage in dollar rolls for the purpose of enhancing their yields.

Repurchase agreements: The Accounts may enter into repurchase agreements with qualified institutions. Repurchase agreements involve the purchase of securities from an institution, subject to the seller’s agreement to repurchase and the Account’s agreement to resell such securities at a mutually-agreed upon price. Pursuant to the terms of the repurchase agreement, securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the agreed-upon repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Accounts will require the seller to deposit additional collateral by the next business day. If a request for additional collateral is not met, or if the seller defaults on its repurchase obligation, the Accounts maintain the right to sell the underlying securities at market value and pursue a claim for any remaining loss against the seller.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effect of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

92 |	2005 Annual Report College Retirement Equities Fund

Notes to financial statements	continued

Forward foreign currency contracts will be used primarily to protect the Accounts from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of an Account’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts at December 31, 2005.

Securities lending: The Accounts may lend portfolio securities to qualified institutions and brokers. By lending investment securities, the Account attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral. Such income is included in the interest income on the Statements of operations. The loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. The Accounts have the right under the lending agreement to recover the securities from the borrower on demand. CREF invests the cash collateral on behalf of the Accounts in accordance with the investment guidelines contained in the securities lending agreement. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Futures contracts: The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not

College Retirement Equities Fund 2005 Annual Report	| 93

Notes to financial statements	continued

be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed-delivery basis: The Accounts may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time an Account enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Accounts to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Social Choice Account, Bond Market Account and Inflation-Linked Bond Account invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Federal income taxes: CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.

Investment transactions with affiliates: The Accounts may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification: In the normal course of business, each Account enters into contracts that contain a variety of representations and warranties and which

94 |	2005 Annual Report College Retirement Equities Fund

Notes to financial statements	continued

provide general indemnities. An Account’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Account that have not yet occurred. Also, under the Accounts’ Trust organizational documents, the Trustees and Officers of CREF are indemnified against certain liabilities that may arise out of their duties to CREF. However, based on experience, the Accounts expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreements

Investment advisory services for the Accounts are provided by TIAA-CREF Investment Management, LLC (“Investment Management”) in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for the Account’s certificates are provided by TIAA-CREF Individual & Institutional Services, LLC (“Services”) in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the fees as close as possible to each Account’s actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA deducts a mortality and expense charge from CREF in an amount equal to .005% on an annual basis of the net assets of each account pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. Under the terms of this agreement, TIAA guarantees that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract. There were no payments made by TIAA under this agreement for the year ended December 31, 2005.

College Retirement Equities Fund 2005 Annual Report	| 95

Notes to financial statements	continued

Note 3—investments

At December 31, 2005, the market value of securities loaned and collateral received in connection therewith was comprised as follows:

	Stock Account	Growth Account	Global Equities Account

Market value of securities loaned	$3,658,259,189	$483,968,661	$318,820,620
Cash collateral	$3,880,140,649	$499,135,368	$336,737,425

	Equity Index Account	Bond Market Account	Social Choice Account	Inflation- Linked Bond Account

Market value of securities loaned	$313,839,455	$1,158,231,492	$447,579,501	$42,534,584
Cash collateral	$324,580,089	$1,185,103,260	$459,792,201	$43,355,256

At December 31, 2005, net unrealized appreciation (depreciation) of portfolio investments for each of the Accounts, consisting of gross unrealized appreciation and gross unrealized depreciation, were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Stock Account	$20,863,186,896	$2,471,747,852	$18,391,439,044
Growth Account	1,753,278,930	176,014,839	1,577,264,091
Global Equities Account	1,033,668,042	160,346,192	873,321,850
Money Market Account	178,702	805,557	(626,855)
Equity Index Account	2,632,353,920	686,443,789	1,945,910,131
Bond Market Account	37,405,690	68,138,126	(30,732,436)
Social Choice Account	1,539,887,043	249,838,010	1,290,049,033
Inflation-Linked Bond Account	148,789,751	52,775,100	96,014,651

At December 31, 2005, the Stock and Global Equities Accounts held open futures contracts as follows:

	Number of Contracts	Market Value	Expiration Date	Unrealized Depreciation

Stock Account
E-mini S&P 500 Index	2,135	$133,949,900	March 2006	$2,389,812
E-mini Russell 2000 Index	353	23,943,990	March 2006	577,808

				$2,967,620

Global Equities Account
E-mini S&P 500 Index	960	$60,230,400	March 2006	$1,220,494

96 |	2005 Annual Report College Retirement Equities Fund

Notes to financial statements	continued

Companies in which the Accounts held 5% or more of the outstanding voting shares are defined as “affiliated” in the Investment Company Act of 1940. Additionally, investments in other investments companies advised by Investment Management or affiliated entities are treated as affiliated. Information regarding transactions with affiliated companies is as follows:

Issue	Value at 12/31/2004	Purchase Cost	Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at 12/31/2005	Value at 12/31/2005

Stock Account
Brocade Communications Systems, Inc	**	$28,897,383	$15,565,032	$(7,886,340)	$—	17,789,450	$72,403,062
Information Development Co	**	—	295,459	78,604	—	283,100	2,602,419
Lear Corp	**	8,866,716	74,155,935	(27,151,660)	920,346	—	*
Max Re Capital Ltd	$49,354,527	—	7,533,039	2,856,884	69,416	—	*
Northwest Airlines Corp	**	1,771,658	6,702,784	(22,024,744)	—	—	*
Playmates Holdings Ltd	**	2,872,305	812,514	(327,917)	383,872	113,249,000	15,044,266
Rhodia S.A.	**	11,538,260	28,958,964	5,659,586	—	—	*
Rhodia S.A. (Spon ADR)	**	1,744,198	245,257	(26,712)		—	*
Sumitomo Precision Products Co Ltd	**	1,339,852	2,690,528	704,748	—	2,593,000	16,696,433
TBS International Ltd	**	—	758,142	(41,858)	—	900,000	5,976,000

		$57,030,372	$137,717,654	$(48,159,409)	$1,373,634		$112,722,180

Bond Market Account
TIAA-CREF High-Yield Bond Fund	$3,681,484	$262,703	$—	$—	$262,703	416,949	$3,781,732

		$262,703	$—	$—	$262,703		$3,781,732

*	Not an Affiliate as of December 31, 2005

**	Not an Affiliate as of December 31, 2004

College Retirement Equities Fund 2005 Annual Report	| 97

Notes to financial statements	continued

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Accounts for the year ended December 31, 2005, were as follows:

	Stock	Growth	Global Equities	Equity Index	Bond Market	Social Choice	Inflation-Linked
	Account	Account	Account	Account	Account	Account	Bond Account

Purchases:
Unaffiliated companies	$64,460,232,195	$9,955,955,769	$15,720,201,957	$1,192,753,085	$14,827,576,395	$7,416,185,458	$1,453,942,922
Affiliated companies	57,030,372	—	—	—	262,703	—	—

Total Purchases	$64,517,262,567	$9,955,955,769	$15,720,201,957	$1,192,753,085	$14,827,839,098	$7,416,185,458	$1,453,942,922

Sales:
Unaffiliated companies	$64,379,283,534	$9,968,265,715	$14,683,097,406	$682,453,657	$14,500,643,482	$6,844,562,583	$899,714,332
Affiliated companies	137,717,654	—	—	—	—	—	—

Total Sales	$64,517,001,188	$9,968,265,715	$14,683,097,406	$682,453,657	$14,500,643,482	$6,844,562,583	$899,714,332

98 |	2005 Annual Report College Retirement Equities Fund	College Retirement Equities Fund 2005 Annual Report	| 99

Notes to financial statements	continued

Note 4—financial information

Selected financial information for an Accumulation Unit of each Account is presented below:

	Stock Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$3.819	$3.564	$2.796	$2.476	$2.432
Expenses	0.901	0.717	0.746	0.638	0.693

Investment income-net	2.918	2.847	2.050	1.838	1.739
Net realized and unrealized gain (loss) on total investments	11.478	19.297	39.127	(35.535)	(27.951)

Net increase (decrease) in Accumulation Unit Value	14.396	22.144	41.177	(33.697)	(26.212)
Accumulation Unit Value:
Beginning of year	192.137	169.993	128.816	162.513	188.725

End of year	$206.533	$192.137	$169.993	$128.816	$162.513

Total Return	7.49%	13.03%	31.97%	(20.73%)	(13.89%)
Ratios to Average Net Assets:**
Expenses	0.46%	0.41%	0.52%	0.44%	0.41%
Investment income-net	1.49%	1.63%	1.43%	1.28%	1.03%
Portfolio turnover rate	58.24%	57.85%	47.46%	31.19%	29.41%
Thousands of Accumulation Units outstanding at end of year	484,028	494,584	499,306	493,295	508,889
Net Assets at end of year (in thousands)	$115,863,689	$110,781,826	$99,624,341	$75,551,091	$99,162,021

*	Based on per accumulation unit data.

**	Based on average net assets.

100 | 2005 Annual Report   College Retirement Equities Fund

Notes to financial statements	continued

	Growth Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$0.520	$0.672	$0.606	$0.488	$0.387
Expenses	0.291	0.249	0.265	0.231	0.278

Investment income-net	0.229	0.423	0.341	0.257	0.109
Net realized and unrealized gain (loss) on total investments	2.935	3.005	11.572	(18.704)	(18.345)

Net increase (decrease) in Accumulation Unit Value	3.164	3.428	11.913	(18.447)	(18.236)
Accumulation Unit Value:
Beginning of year	58.266	54.838	42.925	61.372	79.608

End of year	$61.430	$58.266	$54.838	$42.925	$61.372

Total Return	5.43%	6.25%	27.75%	(30.06)%	(22.91)%
Ratios to Average Net Assets:**
Expenses	0.50%	0.45%	0.54%	0.46%	0.43%
Investment income-net	0.39%	0.77%	0.70%	0.51%	0.17%
Portfolio turnover rate	87.32%	64.72%	76.41%	53.99%	44.40%
Thousands of Accumulation Units outstanding at end of year	194,004	196,256	197,453	176,249	171,149
Net Assets at end of year (in thousands)	$12,127,909	$11,653,744	$11,041,732	$7,743,228	$10,774,984

*	Based on per accumulation unit data.

**	Based on average net assets.

College Retirement Equities Fund  2005 Annual Report  |   101

Notes to financial statements	continued

	Global Equities Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$1.641	$1.462	$1.249	$0.956	$0.985
Expenses	0.397	0.323	0.325	0.281	0.320

Investment income-net	1.244	1.139	0.924	0.675	0.665
Net realized and unrealized gain (loss) on total investments	6.205	8.064	16.227	(14.853)	(16.493)

Net increase (decrease) in Accumulation Unit Value	7.449	9.203	17.151	(14.178)	(15.828)
Accumulation Unit Value:
Beginning of year	77.438	68.235	51.084	65.262	81.090

End of year	$84.887	$77.438	$68.235	$51.084	$65.262

Total Return	9.62%	13.49%	33.57%	(21.72%)	(19.52%)
Ratios to Average Net Assets:**
Expenses	0.50%	0.46%	0.57%	0.49%	0.46%
Investment income-net	1.57%	1.62%	1.60%	1.18%	0.95%
Portfolio turnover rate	136.83%	74.13%	139.61%	95.70%	111.91%
Thousands of Accumulation Units outstanding at end of year	139,042	129,787	117,021	104,438	99,558
Net Assets at end of year (in thousands)	$12,101,215	$10,311,276	$8,204,411	$5,497,690	$6,714,025

*	Based on per accumulation unit data.

**	Based on average net assets.

102  | 2005 Annual Report   College Retirement Equities Fund

Notes to financial statements	continued

	Money Market Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$0.726	$0.307	$0.264	$0.407	$0.888
Expenses	0.090	0.078	0.097	0.082	0.069

Investment income-net	0.636	0.229	0.167	0.325	0.819
Net realized and unrealized gain (loss) on total investments	0.003	(0.006)	(0.004)	(0.005)	0.009

Net increase (decrease) in
Accumulation Unit Value	0.639	0.223	0.163	0.320	0.828
Accumulation Unit Value:
Beginning of year	22.024	21.801	21.638	21.318	20.490

End of year	$22.663	$22.024	$21.801	$21.638	$21.318

Total Return	2.90%	1.02%	0.75%	1.50%	4.04%
Ratios to Average Net Assets:**
Expenses	0.41%	0.36%	0.45%	0.38%	0.33%
Investment income-net	2.86%	1.05%	0.77%	1.51%	3.88%
Thousands of Accumulation Units outstanding at end of year	316,665	297,573	305,732	334,898	338,791
Net Assets at end of year (in thousands)	$7,406,045	$6,781,310	$6,907,760	$7,500,125	$7,479,956

*	Based on per accumulation unit data.

**	Based on average net assets.

College Retirement Equities Fund  2005 Annual Report  |    103

Notes to financial statements	continued

	Equity Index Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$1.441	$1.400	$1.073	$1.003	$0.973
Expenses	0.325	0.256	0.278	0.248	0.258

Investment income-net	1.116	1.144	0.795	0.755	0.715
Net realized and unrealized gain (loss) on total investments	3.320	6.954	15.521	(15.713)	(9.849)

Net increase (decrease) in Accumulation Unit Value	4.436	8.098	16.316	(14.958)	(9.134)
Accumulation Unit Value:
Beginning of year	78.191	70.093	53.777	68.735	77.869

End of year	$82.627	$78.191	$70.093	$53.777	$68.735

Total Return	5.67%	11.55%	30.34%	(21.76%)	(11.73%)
Ratios to Average Net Assets:**
Expenses	0.41%	0.36%	0.46%	0.41%	0.37%
Investment income-net	1.40%	1.60%	1.33%	1.26%	1.02%
Portfolio turnover rate	7.36%	3.27%	3.40%	7.02%	6.14%
Thousands of Accumulation Units outstanding at end of year	116,883	112,708	103,603	86,020	75,254
Net Assets at end of year (in thousands)	$9,877,486	$9,018,989	$7,432,047	$4,751,780	$5,322,320

*	Based on per accumulation unit data.

**	Based on average net assets.

104   |  2005 Annual Report  College Retirement Equities Fund

Notes to financial statements	continued

	Bond Market Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$3.437	$3.265	$2.946	$3.317	$3.258
Expenses	0.342	0.292	0.347	0.261	0.242

Investment income-net	3.095	2.973	2.599	3.056	3.016
Net realized and unrealized gain (loss) on total investments	(1.414)	0.015	0.377	3.236	1.571

Net increase (decrease) in Accumulation Unit Value	1.681	2.988	2.976	6.292	4.587
Accumulation Unit Value:
Beginning of year	74.701	71.713	68.737	62.445	57.858

End of year	$76.382	$74.701	$71.713	$68.737	$62.445

Total Return	2.25%	4.17%	4.33%	10.08%	7.93%
Ratios to Average Net Assets:**
Expenses	0.45%	0.40%	0.49%	0.41%	0.43%
Investment income-net	4.09%	4.07%	3.69%	4.75%	5.36%
Portfolio turnover rate	275.27%	100.40%	163.84%	249.41%	257.02%
Thousands of Accumulation Units outstanding at end of year	73,664	70,239	73,111	81,952	71,368
Net Assets at end of year (in thousands)	$5,797,417	$5,415,938	$5,408,805	$5,786,214	$4,577,720

*	Based on per accumulation unit data.

**	Based on average net assets.

College Retirement Equities Fund   2005 Annual Report  |   105

Notes to financial statements	continued

	Social Choice Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$2.987	$2.883	$2.418	$2.687	$2.766
Expenses	0.465	0.377	0.422	0.337	0.352

Investment income-net	2.522	2.506	1.996	2.350	2.414
Net realized and unrealized gain (loss) on total investments	2.877	6.473	14.293	(10.756)	(7.003)

Net increase (decrease) in Accumulation Unit Value	5.399	8.979	16.289	(8.406)	(4.589)
Accumulation Unit Value:
Beginning of year	108.559	99.580	83.291	91.697	96.286

End of year	$113.958	$108.559	$99.580	$83.291	$91.697

Total Return	4.97%	9.02%	19.56%	(9.17%)	(4.77%)
Ratios to Average Net Assets:**
Expenses	0.42%	0.37%	0.47%	0.39%	0.40%
Investment income-net	2.29%	2.46%	2.22%	2.75%	2.77%
Portfolio turnover rate	96.97%	36.51%	40.91%	92.82%	68.64%
Thousands of Accumulation Units outstanding at end of year	66,154	62,316	57,111	50,707	46,290
Net Assets at end of year (in thousands)	$7,794,417	$7,001,614	$5,893,322	$4,382,250	$4,413,654

*	Based on per accumulation unit data.

**	Based on average net assets.

106   |  2005 Annual Report  College Retirement Equities Fund

Notes to financial statements	continued

	Inflation-Linked Bond Account

	For the Years Ended December 31,

	2005	2004	2003	2002	2001

Per Accumulation Unit Data:*
Investment income	$2.657	$2.028	$1.764	$1.797	$1.816
Expenses	0.194	0.166	0.193	0.147	0.122

Investment income-net	2.463	1.862	1.571	1.650	1.694
Net realized and unrealized gain (loss) on total investments	(1.316)	1.497	1.395	3.817	0.692

Net increase (decrease) in Accumulation Unit Value	1.147	3.359	2.966	5.467	2.386
Accumulation Unit Value:
Beginning of year	45.296	41.937	38.971	33.504	31.118

End of year	$46.443	$45.296	$41.937	$38.971	$33.504

Total Return	2.53%	8.01%	7.61%	16.32%	7.67%
Ratios to Average Net Assets:**
Expenses	0.43%	0.39%	0.48%	0.41%	0.36%
Investment income-net	5.47%	4.34%	3.93%	4.56%	4.93%
Portfolio turnover rate	23.80%	110.22%	239.72%	31.33%	42.16%
Thousands of Accumulation Units outstanding at end of year	82,764	72,643	57,499	63,825	35,274
Net Assets at end of year (in thousands)	$4,000,328	$3,424,643	$2,522,182	$2,570,034	$1,232,261

*	Based on per accumulation unit data.

**	Based on average net assets.

College Retirement Equities Fund  2005 Annual Report  |   107

Notes to financial statements	continued

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Stock Account		Growth Account

	For the Year Ended December 31,

	2005	2004	2005	2004

Accumulation Units:
Credited for premiums	18,868,912	19,682,827	18,831,085	21,670,197
Cancelled for transfers, disbursements and amounts applied to the Annuity Fund	(29,424,550)	(24,404,881)	(21,082,643)	(22,867,520)
Outstanding:
Beginning of year	494,584,185	499,306,239	196,255,760	197,453,083

End of year	484,028,547	494,584,185	194,004,202	196,255,760

	Global Equities Account		Money Market Account

	For the Year Ended December 31,

	2005	2004	2005	2004

Accumulation Units:
Credited for premiums	10,857,379	11,615,737	37,076,310	34,061,295
Credited (cancelled) for transfers, disbursements and amounts applied to the Annuity Fund	(1,602,273)	1,149,620	(17,984,295)	(42,220,296)
Outstanding:
Beginning of year	129,786,505	117,021,148	297,572,977	305,731,978

End of year	139,041,611	129,786,505	316,664,992	297,572,977

	Equity Index Account		Bond Market Account

	For the Year Ended December 31,

	2005	2004	2005	2004

Accumulation Units:
Credited for premiums	10,482,186	11,058,206	6,171,620	6,209,468
Cancelled for transfers, disbursements and amounts applied to the Annuity Fund	(6,307,208)	(1,953,274)	(2,747,172)	(9,081,346)
Outstanding:
Beginning of year	112,708,205	103,603,273	70,239,336	73,111,214

End of year	116,883,183	112,708,205	73,663,784	70,239,336

108 |	2005 Annual Report College Retirement Equities Fund

Notes to financial statements	concluded

	Social Choice Account		Inflation-Linked Bond Account

	For the Year Ended December 31,

	2005	2004	2005	2004

Accumulation Units:
Credited for premiums	5,610,551	5,751,257	7,634,851	6,796,162
Credited (cancelled) for transfers, disbursements and amounts applied to the Annuity Fund	(1,772,724)	(545,998)	2,486,624	8,347,847
Outstanding:
Beginning of year	62,315,762	57,110,503	72,642,992	57,498,983

End of year	66,153,589	62,315,762	82,764,467	72,642,992

Note 6—line of credit

Each of the Accounts, except the Bond Market and Money Market Funds, participate in a $1.75 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the respective Accounts. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. The Accounts are not liable for borrowings under the facility by affiliated accounts or mutual funds. For the year ended December 31, 2005, there were no borrowings under this credit facility by the Accounts.

The Bond Market and Social Choice Accounts participate in a letter of credit agreement in the amount of $15 million for the purpose of facilitating the settlement of transactions in the mortgage backed securities market. For the year ended December 31, 2005, there were no drawdowns under this agreement.

College Retirement Equities Fund 2005 Annual Report |	109

Report of Independent Registered Public Accounting Firm

To the Participants and Board of Trustees of
College Retirement Equities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts (constituting the College Retirement Equities Fund, hereafter referred to as the “Accounts”) at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodians and brokers, provides a reasonable basis for our opinion. The financial statements of the Accounts as of December 31, 2004 and for the year then ended, were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
March 10, 2006

110 |	2005 Annual Report College Retirement Equities Fund

Report of management responsibility (unaudited)

To the Participants of College Retirement Equities Fund:

The accompanying financial statements of the Stock, Growth, Global Equities, Money Market, Equity Index, Bond Market, Social Choice and Inflation-Linked Bond Accounts of College Retirement Equities Fund (“CREF”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

          CREF has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, CREF’s internal audit personnel provide a continuing review of the internal controls and operations of the Accounts of CREF, and the chief audit executive regularly reports to the Audit Committee of the CREF Board of Trustees.

          The accompanying financial statements have been audited by an independent registered public accounting firm. To maintain auditor independence and avoid any conflict of interest, it continues to be CREF’s policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

          The Audit Committee of the CREF Board of Trustees, consisting of trustees who are not officers of CREF, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of all the CREF Accounts by the independent registered public accounting firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the CREF Accounts’ operations.

/s/ Herbert M. Allison, Jr.	/s/ Russell G. Noles
Herbert M. Allison, Jr.	Russell G. Noles
Chairman, President and Chief Executive Officer	Acting Chief Financial Officer

College Retirement Equities Fund 2005 Annual Report |	111

2005 CREF annual meeting	| College Retirement Equities Fund (unaudited)

Trustees

On July 19, 2005, at an annual meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Dollars for	Percent	Dollars withheld	Percent

Willard T. Carleton	$27,674,031,848.56	97.05	$840,871,618.50	2.95

Eugene Flood, Jr.	27,680,811,796.28	97.07	834,091,670.78	2.93

Howell E. Jackson	27,709,468,930.24	97.18	805,434,536.82	2.82

Nancy L. Jacob	27,725,084,955.87	97.23	789,818,511.19	2.77

Bevis Longstreth	27,591,672,680.08	96.76	923,230,786.98	3.24

Bridget A. Macaskill	27,704,879,555.81	97.16	810,023,911.25	2.84

Maceo K. Sloan	27,626,399,986.18	96.88	888,503,480.88	3.12

Ahmed H. Zewail	27,616,346,246.74	96.85	898,557,220.32	3.15

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Willard T. Carleton, Nancy L. Jacob, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

CREF participants also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Accounts’ independent registered public accounting firm:

Account	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent

Overall CREF Accounts	$27,367,271,359.12	95.98	$436,817,732.39	1.53	$710,814,375.55	2.49

Stock	20,195,257,002.72	96.38	281,816,363.69	1.34	477,111,711.27	2.28

Money Market	806,405,398.43	93.71	23,457,487.40	2.73	30,653,722.98	3.56

112	| 2005 Annual Report College Retirement Equities Fund

Bond Market	832,717,574.26	95.79	12,139,493.20	1.40	24,416,531.80	2.81

Social Choice	938,384,555.28	93.90	20,132,188.28	2.01	40,818,070.97	4.08

Global Equities	1,459,609,910.37	95.10	30,622,112.01	2.00	44,517,963.54	2.90

Growth	1,229,549,200.82	95.04	28,395,766.91	2.19	35,738,222.13	2.76

Equity Index	1,248,376,230.48	95.10	28,323,262.13	2.16	35,943,186.83	2.74

Inflation-Linked Bond	656,971,486.76	95.14	11,931,058.77	1.73	21,614,966.03	3.13

Proposal

CREF participants voted on a participant proposal to obtain an advisory report in the event of a future restructuring.

Account	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent

Overall CREF Accounts	$6,286,584,893.82	22.05	$20,128,611,886.50	70.59	$2,099,706,686.74	7.36

Stock	4,371,852,799.93	20.86	15,063,706,701.95	71.89	1,518,625,575.80	7.25

Money Market	245,871,786.73	28.57	548,481,056.45	63.74	66,163,765.63	7.69

Bond Market	212,260,692.65	24.42	586,005,187.85	67.41	71,007,718.76	8.17

Social Choice	252,483,001.55	25.27	646,601,687.91	64.70	100,250,125.07	10.03

Global Equities	370,854,626.35	24.16	1,050,147,885.61	68.42	113,747,473.96	7.41

Growth	341,274,124.40	26.38	864,727,413.63	66.84	87,681,651.83	6.78

Equity Index	323,177,871.94	24.62	898,413,592.50	68.44	91,051,215.00	6.94

Inflation-Linked Bond	168,809,990.27	24.45	470,528,360.60	68.14	51,179,160.69	7.41

College Retirement Equities Fund 2005 Annual Report |	113

Management |	Trustees and officers of the College Retirement Equities Fund (unaudited)

Below are the current CREF board of trustees and officers
DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	One year term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	One year term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	60	None

Howell E. Jackson Harvard Law School Griswold 510 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 52	Trustee	One year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	60	None

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 63	Chairman of the Board, Trustee	One year term. Trustee since 1979.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

114 | 2005 Annual Report College Retirement Equities Fund

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 72	Trustee	One year term. Trustee since 1996.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management) and a member of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 56	Trustee	One year term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council, and Federal National Mortgage Association (Fannie Mae).

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	One year term. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	One year term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

College Retirement Equities Fund 2005 Annual Report | 115

Management |	Trustees and officers of the College Retirement Equities Fund (unaudited)	continued

OFFICERS

Name, address and age	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”)	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President and Chief Executive Officer and Manager of Investment Management. President, Chief Executive Officer and Director of Advisors. Director of TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

116 | 2005 Annual Report College Retirement Equities Fund

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, TPIS, TIAA-CREF Trust Company, FSB (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1993–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell G. Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds, Vice President of Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit, of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit of the St. Paul Travelers Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

College Retirement Equities Fund 2005 Annual Report | 117

Management |	Trustees and officers of the College Retirement Equities Fund (unaudited)	concluded

OFFICERS—concluded

Name, address and age	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds, Investment Management, Tuition Financing, Advisors, and Services, since 2005. Formerly, Vice President, Compliance Officer of TIAA, 2004–2005; First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division, 2001–2004, Manager of Compliance and Regulatory Affairs, Investment Banking Division, 1993–2001, Comerica Incorporated.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS, President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

CREF’s Statement of Additional Information (SAI) includes additional information about CREF’s trustees and is available, without charge, upon request, by calling 877 518-9161.

118 | 2005 Annual Report College Retirement Equities Fund

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

 AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums.

800 842-2252
24 hours a day, 7 days a week

 TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

 FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

 TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

 TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

For historical and current performance information for CREF variable annuity accounts, for the TIAA Real Estate Account, or for any of our products, visit the TIAA-CREF website at www.tiaa-cref.org, or call 800 842-2776. A Form 10-K Annual Report and Form 10-Q Quarterly Reports for the TIAA Real Estate Account are available on request.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. TIAA-CREF Investment Management serves as investment manager to CREF. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C35076

A10922
02/06

Item 2. Code of Ethics.

     The Board of Trustees of the College Retirement Equities Fund (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

      PricewaterhouseCoopers LLP performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services. Ernst & Young LLP performed independent audits for the Registrant in 2004 and prior fiscal periods.

      Audit Fees. PricewaterhouseCoopers’ fees for professional services rendered for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2005 were $566,200. Ernst & Young’s fees for professional services rendered in fiscal year 2004 were $1,823,600.

      Tax Fees. PricewaterhouseCoopers’ fees for tax services rendered to the Registrant for the fiscal years ended December 31, 2005 were $0. Ernst & Young’s fees for tax services rendered to the Registrant for the fiscal year ended December 31, 2004 were $0.

     Other than as set forth above, PricewaterhouseCoopers had no additional fees with respect to Registrant during the fiscal year ended December 31, 2005.

      Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

      Auditor Fees for Related Entities. The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant and its adviser or affiliates of the adviser performing on-going services to the Registrant, including Teachers Insurance and Annuity Association (“TIAA”) (Service Providers), for the year ended December 31, 2005 were $331,500 and such fees billed by Ernst & Young for the year ended December 31, 20034 were $1,651,800.

     PricewaterhouseCoopers’ aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31,

2005 were $5,709,300 and for Ernst & Young for the year ended December 31, 2004 were $12,739,400.

     PricewaterhouseCoopers’ aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 were $322,000. Ernst & Young’s aggregate fees for audited related services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $1,312,500.

     PricewaterhouseCoopers’ aggregate fees for tax services provided to TIAA and CREF and their affiliated entities forth year ended December 31, 2005 were $166,300. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $445,600.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

COLLEGE RETIREMENT EQUITIES FUND
STOCK ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

BONDS - 0.00% **

CORPORATE BONDS - 0.00% **

COMMUNICATIONS - 0.00% **
$ 9,949,900	b,v	Exodus Communications, Inc	5.250	02/15/08	$0	^

		TOTAL COMMUNICATIONS			0	^

		TOTAL CORPORATE BONDS			0	^
		(Cost $9,950)

GOVERNMENT BONDS - 0.00% **

U.S. TREASURY SECURITIES - 0.00% **
325,000		United States Treasury Bond	5.000	02/15/11	335

		TOTAL U.S. TREASURY SECURITIES			335

		TOTAL GOVERNMENT BONDS			335
		(Cost $319)

		TOTAL BONDS			335
		(Cost $10,269)

SHARES

PREFERRED STOCKS - 0.01%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.00% **
1,644		Hugo Boss AG.			57

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS			57

COMMUNICATIONS - 0.00% **
96,232	e	ProSiebenSat.1 Media AG.			1,856

		TOTAL COMMUNICATIONS			1,856

HEALTH SERVICES - 0.00% **
34,426		Fresenius Medical Care AG.			3,202

		TOTAL HEALTH SERVICES			3,202

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

HOLDING AND OTHER INVESTMENT OFFICES - 0.00% **
57,984		Simon Property Group, Inc	$3,728

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,728

INSURANCE CARRIERS - 0.00% **
25,127		Great-West Lifeco, Inc (Series E)	597
8,192		Great-West Lifeco, Inc (Series F)	196

		TOTAL INSURANCE CARRIERS	793

PRIMARY METAL INDUSTRIES - 0.00% **
490,350	v*	Superior Trust I	0	^

		TOTAL PRIMARY METAL INDUSTRIES	0	^

TRANSPORTATION EQUIPMENT - 0.01%
7,348	e	Porsche AG.	5,261

		TOTAL TRANSPORTATION EQUIPMENT	5,261

		TOTAL PREFERRED STOCKS	14,897
		(Cost $12,230)

COMMON STOCKS - 99.59%

ADMINISTRATION OF ECONOMIC PROGRAMS - 0.00% **
6,500		Centrais Eletricas Brasileiras S.A. (Spon ADR)	54
4,576,000	*	SP AusNet	4,448

		TOTAL ADMINISTRATION OF ECONOMIC PROGRAMS	4,502

AGRICULTURAL PRODUCTION-CROPS - 0.02%
22,992		Alico, Inc	1,039
389,355		Chiquita Brands International, Inc	7,791
190,345		Delta & Pine Land Co	4,380
750,492		Gallaher Group plc	11,306
50,583	*	John B. Sanfilippo & Son	654
9,500		PT Gudang Garam Tbk	11

		TOTAL AGRICULTURAL PRODUCTION-CROPS	25,181

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.02%
544,302		Pilgrim's Pride Corp	18,049
3,614		Seaboard Corp	5,461

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	23,510

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

AGRICULTURAL SERVICES - 0.00% **
20,889		AWB Ltd	$94
24,000		Chaoda Modern Agriculture	10
94,482		Yara International ASA	1,371

		TOTAL AGRICULTURAL SERVICES	1,475

AMUSEMENT AND RECREATION SERVICES - 0.18%
315,027	e*	Alliance Gaming Corp	4,102
10,500		Berjaya Sports Toto Bhd	12
601	*	BetandWin.com Interactive Entertainment AG.	61
34,000		China Travel International Inv HK	8
47,901		Churchill Downs, Inc	1,759
61,367		Dover Downs Gaming & Entertainment, Inc	868
110,167		Dover Motorsports, Inc	673
163,886	*	Euro Disney S.C.A.	21
122,390		Gamesa Corp Tecnologica S.A.	1,784
823,583		Harrah's Entertainment, Inc	58,713
1,477,320		Hilton Group plc	9,219
152,983		International Speedway Corp (Class A)	7,328
303,792	e	Intrawest Corp	8,668
6,082	*	Lakes Entertainment, Inc	40
213,445	e*	Leapfrog Enterprises, Inc	2,487
120,436	*	Life Time Fitness, Inc	4,587
230,146	e*	Magna Entertainment Corp (Class A)	1,643
331,071	e*	Marvel Entertainment, Inc	5,423
10,000		Mizuno Corp	71
244,016	e*	Multimedia Games, Inc	2,257
102,219		OPAP S.A.	3,509
38,700		Oriental Land Co Ltd	2,108
57,674		Paddy Power plc	823
412,355	*	Penn National Gaming, Inc	13,587
234,674	*	Pinnacle Entertainment, Inc	5,799
9,806,000	*	Playmates Holdings Ltd	58
732,392	e	Publishing & Broadcasting Ltd	8,854
278,658		Rank Group plc	1,463
14		Round One Corp	62
295,877		Sega Sammy Holdings, Inc	9,902
530,776	e*	Six Flags, Inc	4,092
648,803	e	Sky City Entertainment Group Ltd	2,072
101,506		Speedway Motorsports, Inc	3,519
120,579	e*	Sunterra Corp	1,715
3,800		Tanjong plc	15
5,000		Tokyo Dome Corp	31
106,185		UNiTAB Ltd	1,059
222,641		Warner Music Group Corp	4,290
611,089		Westwood One, Inc	9,961
176,923		William Hill plc	1,627
719,869	e*	WMS Industries, Inc	18,062
150,453		World Wrestling Entertainment, Inc	2,209

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,000		Yomiuri Land Co Ltd	$9

		TOTAL AMUSEMENT AND RECREATION SERVICES	204,550

APPAREL AND ACCESSORY STORES - 0.63%
586,286		Abercrombie & Fitch Co (Class A)	38,214
399,648	e*	Aeropostale, Inc	10,511
1,129,888		American Eagle Outfitters, Inc	25,965
322,635	*	AnnTaylor Stores Corp	11,137
41,800		Aoyama Trading Co Ltd	1,413
2,000		Apollo Investment Co Ltd	6
296,362		Bebe Stores, Inc	4,158
49,913		Buckle, Inc	1,609
159,994		Burberry Group plc	1,180
132,902		Burlington Coat Factory Warehouse Corp	5,344
77,588	*	Cache, Inc	1,344
84,052	*	Carter's, Inc	4,946
151,313	e*	Casual Male Retail Group, Inc	928
188,651		Cato Corp (Class A)	4,047
581		Charles Voegele Holding AG.	44
88,042	*	Charlotte Russe Holding, Inc	1,834
770,624	*	Charming Shoppes, Inc	10,172
1,244,742	*	Chico's FAS, Inc	54,682
177,310	*	Children's Place Retail Stores, Inc	8,763
222,639		Christopher & Banks Corp	4,181
19,100	*	Citi Trends, Inc	815
386,073		Claire's Stores, Inc	11,281
217,236	v	Claire's Stores, Inc (Class A)	6,348
32,702		DEB Shops, Inc	972
115,913	*	Dress Barn, Inc	4,475
63,200	*	DSW, Inc	1,657
8,233		Edgars Consolidated Stores Ltd	46
4,184	b,v*	Edison Brothers Stores, Inc Wts	0	^
49,000	e	Fast Retailing Co Ltd	4,787
246,590		Finish Line, Inc (Class A)	4,296
689,834		Foot Locker, Inc	16,273
3,488		Foschini Ltd	29
6,745,395		Gap, Inc	118,989
1,177,000		Giordano International Ltd	660
749,298		Hennes & Mauritz AB (B Shs)	25,420
270,745	e*	HOT Topic, Inc	3,858
200,734		Inditex S.A.	6,523
149,730	*	Jo-Ann Stores, Inc	1,767
78,918	e*	JOS A Bank Clothiers, Inc	3,426
2,909,795	*	Kohl's Corp	141,416
1,530,070		Limited Brands, Inc	34,197
53,800	*	New York & Co, Inc	1,141
37,600		Nishimatsuya Chain Co Ltd	1,730
1,424,142		Nordstrom, Inc	53,263
515,722	*	Pacific Sunwear Of California, Inc	12,852
849,770	*	Payless Shoesource, Inc	21,329

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

941,637		Ross Stores, Inc	$27,213
65,495	*	Shoe Carnival, Inc	1,436
89,118		SSL International plc	467
163,850		Stage Stores, Inc	4,879
25,766		Syms Corp	372
131,892		Talbots, Inc	3,669
253,333	e*	The Wet Seal, Inc	1,125
296,148	*	Too, Inc	8,354
7,785		Truworths International Ltd	29
45,201	e*	Under Armour, Inc	1,732
46,800	e	United Arrows Ltd	2,958
486,052	*	Urban Outfitters, Inc	12,302
218,972	*	Wilsons The Leather Experts, Inc	795
13,295		Woolworths Holdings Ltd	30
3,000		YGM Trading	3

		TOTAL APPAREL AND ACCESSORY STORES	733,392

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
6,000		Asics Corp	64
28,786		Benetton Group S.p.A.	327
72,183	e*	Columbia Sportswear Co	3,445
194,746	e*	DHB Industries, Inc	871
864	*	Escada AG.	28
121,196	*	Guess ?, Inc	4,315
946,662		Gunze Ltd	6,288
176,234	*	Gymboree Corp	4,124
156,077	*	Hartmarx Corp	1,219
139,788	*	Innovo Group, Inc	144
1,015,941		Jones Apparel Group, Inc	31,210
192,896		Kellwood Co	4,606
513,298		Liz Claiborne, Inc	18,386
35,300	*	Maidenform Brands, Inc	447
626,000		Mitsubishi Rayon Co Ltd	4,137
823,000	e	Nisshinbo Industries, Inc	8,988
107,000	e	Onward Kashiyama Co Ltd	2,103
234,265		Phillips-Van Heusen Corp	7,590
400		Point, Inc	33
427,635		Polo Ralph Lauren Corp	24,007
528,050	*	Quiksilver, Inc	7,308
239,636		Russell Corp	3,225
2,000		Sanyo Shokai Ltd	21
75,400		Shimamura Co Ltd	10,426
653,000		Tokyo Style Co Ltd	7,994
2,306,000		Toyobo Co Ltd	7,717
549	*	Valentino Fashion Group S.p.A.	13
454,060		VF Corp	25,128
17,500	*	Volcom, Inc	595
79,000	e	Wacoal Holdings Corp	1,070
301,372	*	Warnaco Group, Inc	8,053

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	193,882

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

AUTO REPAIR, SERVICES AND PARKING - 0.06%
440,500		Aisin Seiki Co Ltd	$16,160
78,210	*	Amerco, Inc	5,635
866		Athlon Holding NV	23
2,388		Bandag, Inc	102
51,300		Bandag, Inc (Class A)	1,849
126,760	e	Central Parking Corp	1,739
165,729	*	Dollar Thrifty Automotive Group, Inc	5,978
1,988		First Technology plc	10
717		Haldex AB	14
999,000		Kayaba Industry Co Ltd	3,403
5,000		Koito Manufacturing Co Ltd	77
76,174	*	Midas, Inc	1,399
64,298		Monro Muffler, Inc	1,950
914		Montupet	16
76,200		NOK Corp	2,066
2,697		Northgate plc	45
21,580	e*	Pacific Ethanol, Inc	233
5,073		Pacifica Group Ltd	7
1,900		Park24 Co Ltd	68
389,413	*	PHH Corp	10,911
289,662		Ryder System, Inc	11,882
44,000	e	Sumitomo Rubber Industries, Inc	626
704,000	e	T RAD Co Ltd	3,692
233,346	*	Wright Express Corp	5,134
26,000		Yokohama Rubber Co Ltd	152

		TOTAL AUTO REPAIR, SERVICES AND PARKING	73,171

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.16%
640,285	*	Advance Auto Parts	27,827
42,217	e*	America's Car-Mart, Inc	697
86,366	*	Asbury Automotive Group, Inc	1,422
808,613	*	Autonation, Inc	17,571
454,784	*	Autozone, Inc	41,726
260,434	e	Canadian Tire Corp (Class A)	15,504
444,693	*	Carmax, Inc	12,309
325,348	*	Copart, Inc	7,503
502,840	*	CSK Auto Corp	7,583
964,000	e	Fuji Heavy Industries Ltd	5,227
524,162		Jardine Cycle & Carriage Ltd	3,499
148,319		Lithia Motors, Inc (Class A)	4,663
74,366	*	MarineMax, Inc	2,348
55,511		MOL Magyar Olaj- es Gazipari Rt.	5,174
6,000		Nissan Diesel Motor Co Ltd	41
1,000		Nissan Shatai Co Ltd	8
700		Nissin Kogyo Co Ltd	38
456,206	*	O'Reilly Automotive, Inc	14,603
798		Rodriguez Group	43
140,452	*	Rush Enterprises, Inc (Class A)	2,090
307,402		Sonic Automotive, Inc	6,849

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

239,853		Suzuki Motor Corp	$4,440
5,000		Tonichi Carlife Group, Inc	27
8,000		Toyo Tire & Rubber Co Ltd	42
176,606		United Auto Group, Inc	6,746

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	187,980

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.81%
47,400	*	Builders FirstSource, Inc	1,013
134,173	*	Central Garden & Pet Co	6,164
601,954		Fastenal Co	23,591
376,743		Grafton Group plc	4,088
12,768,062		Home Depot, Inc	516,851
3,300		Keiyo Co Ltd	22
4,766,026		Lowe's Cos, Inc	317,703
541		Nibe Industrier AB (B Shs)	16
10,000		Nice Corp	47
2,000		Nichias Corp	13
115,893	*	RONA, Inc	2,128
1,476,406		Sherwin-Williams Co	67,058
51,751		Travis Perkins plc	1,244

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	939,938

BUSINESS SERVICES - 6.22%
2,315,739	*	3Com Corp	8,337
64,689	*	3D Systems Corp	1,164
214,076	e	Aaron Rents, Inc	4,513
229,184		ABM Industries, Inc	4,481
634,334		Accenture Ltd (Class A)	18,313
349	e*	Access Co Ltd	8,959
48,987		Acciona S.A.	5,458
1,640,362	*	Activision, Inc	22,539
546,607		Acxiom Corp	12,572
122,339		Adecco S.A. (Regd)	5,625
116,839		Administaff, Inc	4,913
4,409,806		Adobe Systems, Inc	162,986
7,067		Adsteam Marine Ltd	10
63,789		Advanced Semiconductor Engineering, Inc	58
59,280		Advanced Semiconductor Engineering, Inc (ADR)	266
122,929	*	Advent Software, Inc	3,554
165,685		Advo, Inc	4,669
1,017,138		Aegis Group plc	2,130
768,438	*	Affiliated Computer Services, Inc (Class A)	45,476
1,388,017		Aggreko plc	6,464
311,781	*	Agile Software Corp	1,864
596,350	*	Akamai Technologies, Inc	11,885
583,060	*	Alliance Data Systems Corp	20,757
145,853	*	Altiris, Inc	2,463
100	*	Amdocs Ltd	3

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

75,441	*	American Reprographics Co	$1,917
264,213	*	AMICAS, Inc	1,310
96,941	*	AMN Healthcare Services, Inc	1,917
61,186	*	Ansoft Corp	2,083
218,051	*	Ansys, Inc	9,309
165,142	*	Anteon International Corp	8,975
116	*	Aplix Corp	1,435
353,894	e*	Applied Digital Solutions, Inc	1,016
413,339	*	aQuantive, Inc	10,433
191,485	*	Arbinet-thexchange, Inc	1,342
293,181		Arbitron, Inc	11,135
20,900		Argo 21 Corp	195
432,179	*	Ariba, Inc	3,177
4	*	Artist House Holdings, Inc	10
25,000		Asatsu-DK, Inc	794
355,023	*	Aspen Technology, Inc	2,787
147,487	*	Asset Acceptance Capital Corp	3,313
362,074	*	Atari, Inc	391
108,176	*	Atos Origin S.A.	7,101
142,690	e*	Audible, Inc	1,832
255,907	*	Autobytel, Inc	1,264
1,548,737		Autodesk, Inc	66,518
4,052,665		Automatic Data Processing, Inc	185,977
8,326	*	Autonomy Corp plc	56
132,503	e	Autostrade S.p.A.	3,167
326,743	*	Avocent Corp	8,884
552,710		Banco Sabadell S.A.	14,447
66,434	e*	Bankrate, Inc	1,961
8,937		Baycorp Advantage Ltd	22
2,207,286	*	BEA Systems, Inc	20,748
1,068,672	e*	BearingPoint, Inc	8,400
661		Bechtle AG.	13
702,495	*	BISYS Group, Inc	9,842
142,766		Blackbaud, Inc	2,438
152,987	*	Blackboard, Inc	4,434
70,243	*	Blue Coat Systems, Inc	3,212
1,358,526	*	BMC Software, Inc	27,836
470,651	*	Borland Software Corp	3,073
125,174	*	Bottomline Technologies, Inc	1,379
289,684		Brady Corp (Class A)	10,481
1,899,899	e	Brambles Industries Ltd	14,104
370,687		Brink's Co	17,760
8,127	e*	BroadVision, Inc	4
61,176	e*	Business Objects S.A.	2,467
76,300		CAC Corp	944
210,431	*	CACI International, Inc (Class A)	12,075
1,512,205	*	Cadence Design Systems, Inc	25,587
303,269	*	Cap Gemini S.A.	12,130
4,500		Capcom Co Ltd	53
64,995	*	Captaris, Inc	240
32,132	*	Carreker Corp	160
436,041		Catalina Marketing Corp	11,054

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

391,876	*	CBIZ, Inc	$2,359
69,391	*	CCC Information Services Group, Inc	1,819
5,487,220		Cendant Corp	94,655
860,082	*	Ceridian Corp	21,373
131,042	e*	Cerner Corp	11,913
250,419		Certegy, Inc	10,157
2,643	*	CGI Group, Inc	21
824,349	*	CGI Group, Inc (Class A)	6,563
6,700	*	Check Point Software Technologies	135
390,692	*	Checkfree Corp	17,933
652,837	*	ChoicePoint, Inc	29,058
356,331	*	Ciber, Inc	2,352
89,342		Cintra Concesiones de Infraestructuras de Transporte S.A.	1,030
1,101,530	*	Citrix Systems, Inc	31,702
139,900	*	Clear Channel Outdoor Holdings, Inc	2,805
56,696	e*	Click Commerce, Inc	1,192
3,271,924	*	CMGI, Inc	4,973
760,736	*	CNET Networks, Inc	11,175
13,405		Coates Hire Ltd	51
45,779	e*	Cogent Communications Group, Inc	251
235,470	*	Cogent, Inc	5,340
249,468		Cognex Corp	7,506
1,009,227	*	Cognizant Technology Solutions Corp	50,815
148,005	*	Cognos, Inc	5,138
193,000	*	Cognos, Inc (Canada)	6,699
4,098		Comptel plc	8
2,445,828		Computer Associates International, Inc	68,948
81,503		Computer Programs & Systems, Inc	3,377
1,446,818	*	Computer Sciences Corp	73,267
1,147,622		Computershare Ltd	5,716
2,405,425	*	Compuware Corp	21,577
72,260	*	COMSYS IT Partners, Inc	798
152,872	*	Concur Technologies, Inc	1,971
619,051	*	Convergys Corp	9,812
1,710,000		COSCO Pacific Ltd	3,132
84,505	e*	CoStar Group, Inc	3,648
236,950	*	Covansys Corp	3,225
16,366	b,v*	Cross Media Marketing Corp	0	^
373,918	*	CSG Systems International, Inc	8,346
19,700		CSK Holdings Corp	983
53,211		Ctrip.com International Ltd	3,073
9		Cyber Agent Ltd	20
136,779	e*	Cyberguard Corp	1,208
168,803	*	Cybersource Corp	1,114
2		Cybird Co Ltd	4
93,234		Dassault Systemes S.A.	5,245
4,594		Datamat S.p.A.	53
12,483	*	Datastream Systems, Inc	108
70,072	*	DealerTrack Holdings, Inc	1,470
321,004		Deluxe Corp	9,675
6	*	Dena Co Ltd	17
252,790	*	Dendrite International, Inc	3,643

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,447		Dentsu, Inc	$4,708
3,400		Diamond Lease Co Ltd	155
27,282	*	Digimarc Corp	161
194,146	*	Digital Insight Corp	6,217
206,021	e*	Digital River, Inc	6,127
267		DIS Deutscher Industrie Service AG.	16
547,543	*	DST Systems, Inc	32,803
13,507	e	eAccess Ltd	9,555
1,632,281	e*	Earthlink, Inc	18,135
6,943,221	*	eBay, Inc	300,294
190,177	e*	Echelon Corp	1,489
207,405	*	Eclipsys Corp	3,926
102,520	*	eCollege.com, Inc	1,848
270,457	*	eFunds Corp	6,339
110,858	*	Electro Rent Corp	1,653
1,868,818	*	Electronic Arts, Inc	97,758
2,420,889		Electronic Data Systems Corp	58,198
479,166	*	Electronics for Imaging, Inc	12,751
39,900	*	Elpida Memory, Inc	1,190
78,255	*	Emageon, Inc	1,244
1,773,564	e*	Emdeon Corp	15,004
5		en-japan, Inc	32
446,058	*	Entrust, Inc	2,159
400	e,v*	Envision Development Corp	0	^
317,952	*	Epicor Software Corp	4,493
91,335	*	EPIQ Systems, Inc	1,693
938,004		Equifax, Inc	35,663
89,733	e*	Equinix, Inc	3,658
73,299	e*	Escala Group, Inc	1,487
175,212	*	eSpeed, Inc (Class A)	1,351
216,915	*	F5 Networks, Inc	12,405
185,700		Factset Research Systems, Inc	7,643
321,615		Fair Isaac Corp	14,206
150,639	e*	FalconStor Software, Inc	1,113
1,799	*	Fast Search & Transfer ASA	7
473	*	Fidec Corp	3,731
226,047	*	Filenet Corp	5,843
28,772	*	First Advantage Corp	769
198,613		First Choice Holidays plc	852
4,304,326		First Data Corp	185,129
976,154	*	Fiserv, Inc	42,238
161,264	*	Focus Media Holding Ltd	5,446
104,564	*	Forrester Research, Inc	1,961
35		For-side.com Co Ltd	14
1,005		Freenet.de AG.	25
68,092	*	FTD Group, Inc	707
53,500		Fuji Soft ABC, Inc	1,790
3,658,808		Fujitsu Ltd	27,837
3		Fullcast Co Ltd	10
12		Future System Consulting Corp	48
71,000		Fuyo General Lease Co Ltd	3,308
308,020	*	Gartner, Inc (Class A)	3,973

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

14,389		Gemplus International S.A.	$38
3		Geo Co Ltd	11
282,253	e	Getronics NV	3,782
263,221	*	Getty Images, Inc	23,498
144,535		Gevity HR, Inc	3,717
600		GMO internet, Inc	15
328	e	Goodwill Group, Inc	667
1,068,715	*	Google, Inc (Class A)	443,367
3,676,458		Group 4 Securicor plc	10,162
79,024	e	Gruppo Editoriale L'Espresso S.p.A.	415
941,179		GTECH Holdings Corp	29,873
16,100		Hakuhodo DY Holdings, Inc	1,134
2,661,178		Hays plc	5,734
163,402		Healthcare Services Group	3,384
34,100	*	Heartland Payment Systems, Inc	739
113,907	*	Heidrick & Struggles International, Inc	3,651
1,211,623	*	Homestore, Inc	6,179
134,101	*	Hudson Highland Group, Inc	2,328
277,090	*	Hypercom Corp	1,771
306,431	*	Hyperion Solutions Corp	10,976
140,322	*	IDX Systems Corp	6,163
662		I-Flex Solutions Ltd	16
131,756	*	iGate Corp	640
14,200	*	IHS, Inc	291
1,385,387		IMS Health, Inc	34,524
123,221		Indra Sistemas S.A.	2,400
138,152	e*	Infocrossing, Inc	1,189
9,247	*	Infogrames Entertainment S.A.	15
534,623	*	Informatica Corp	6,415
283,100	a	Information Development Co	2,602
335,010	e*	Infospace, Inc	8,650
2,400		Infosys Technologies Ltd	194
3,548		Infosys Technologies Ltd	236
224,503		infoUSA, Inc	2,454
131,463	e*	Innovative Solutions & Support, Inc	1,680
1,000		Intec, Inc	17
55,284		Integral Systems, Inc	1,043
3,985		Intelligent Wave, Inc	16,172
156,369		Interactive Data Corp	3,551
7,900	e*	Interchange Corp	44
406,068	*	Intergraph Corp	20,226
912,693	*	Internap Network Services Corp	392
230,746	*	Internet Capital Group, Inc	1,897
242,774	*	Internet Security Systems, Inc	5,086
54,386		Interpool, Inc	1,027
2,058,869	e*	Interpublic Group of Cos, Inc	19,868
96,854	*	Intervideo, Inc	1,022
232,216	*	Interwoven, Inc	1,967
184,001	*	Intrado, Inc	4,236
836,972	*	Intuit, Inc	44,611
485,328	*	Ipass, Inc	3,184
86,533	*	iPayment, Inc	3,593

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

870,704	*	Iron Mountain, Inc	$36,761
175,749		iSOFT Group plc	1,175
255,869	*	iVillage, Inc	2,052
439,874		Jack Henry & Associates, Inc	8,393
67,352	*	Jamdat Mobile, Inc	1,790
202,397	*	JDA Software Group, Inc	3,443
3,257,393	*	Juniper Networks, Inc	72,640
129,839	e*	Jupitermedia Corp	1,919
54,624	*	Kana Software, Inc	73
79,030	*	Kanbay International, Inc	1,256
309,958	*	Keane, Inc	3,413
129,200		Kelly Services, Inc (Class A)	3,388
25,600	*	Kenexa Corp	540
146,488	*	Keynote Systems, Inc	1,882
220,305	*	Kforce, Inc	2,459
335,646	e*	KFX, Inc	5,743
258,934	*	Kinetic Concepts, Inc	10,295
8	*	KK DaVinci Advisors	60
115,180	e	Koei Co Ltd	3,191
179,100		Konami Corp	3,938
297,466	*	Korn/Ferry International	5,560
192,934	*	Kronos, Inc	8,076
409,929	*	Labor Ready, Inc	8,535
367,392	e*	Lamar Advertising Co	16,951
460,484	e*	Lawson Software, Inc	3,385
58,000		Lenovo Group Ltd	27
285,124	*	Lionbridge Technologies	2,002
2,400	*	Lipman Electronic Engineering Ltd	56
836,500	*	livedoor Co Ltd	5,209
860,530		LogicaCMG plc	2,619
172,352	*	LoJack Corp	4,159
13,972	*	Lottomatica S.p.A	503
360		Macromill, Inc	1,382
216,497	e*	Magma Design Automation, Inc	1,821
39,959	e*	Majesco Entertainment Co	47
225,070	*	Manhattan Associates, Inc	4,609
540,296		Manpower, Inc	25,124
116,555	*	Mantech International Corp (Class A)	3,247
1,308,212	*	Manugistics Group, Inc	2,289
118,317	*	Mapinfo Corp	1,492
123,418	e*	Marchex, Inc	2,776
36,036	*	Marlin Business Services, Inc	861
300,402	*	Matrixone, Inc	1,499
1,219,517	*	McAfee, Inc	33,085
42	*	Medical Staffing Network Holdings, Inc	0	^
436,063	*	Mentor Graphics Corp	4,509
268,795	*	Mercury Interactive Corp	7,470
10,511		Michael Page International plc	49
453,258	*	Micromuse, Inc	4,483
59,148,464		Microsoft Corp	1,546,732
98,667	e*	MicroStrategy, Inc	8,164
177,509	e*	Midway Games, Inc	3,367

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

537,641		Misys plc	$2,204
152,000		Mitsuba Corp	1,624
92		Monex Beans Holdings, Inc	123
554,858		MoneyGram International, Inc	14,471
788,897	e*	Monster Worldwide, Inc	32,203
200		Moshi Moshi Hotline, Inc	24
134,211	*	Motive, Inc	415
756,729	*	MPS Group, Inc	10,344
119,802	*	MRO Software, Inc	1,682
667,682	*	NAVTEQ Corp	29,291
299,054	*	NCO Group, Inc	5,060
1,094,536	*	NCR Corp	37,149
260,367	*	NDCHealth Corp	5,007
2,885,946		NEC Corp	17,947
90,386	*	Ness Technologies, Inc	973
19,050		Nestor Healthcare Group plc	40
220,625	e*	NetFlix, Inc	5,970
325,445	*	NetIQ Corp	4,000
82,050	*	Netratings, Inc	1,012
153,699	*	Netscout Systems, Inc	838
70,254	*	Network Equipment Technologies, Inc	309
210	*	NHN Corp	56
165,558	*	NIC, Inc	1,020
711,000		Nippon System Development Co Ltd	23,192
194,200		Nomura Research Institute Ltd	23,775
2,253,300	*	Novell, Inc	19,897
2,679	e	NTT Data Corp	13,324
2,150		Obic Co Ltd	473
3,553		Observer AB	15
1,109,029		Omnicom Group, Inc	94,412
113,136	*	Online Resources Corp	1,250
111,503	*	Open Solutions, Inc	2,556
10,060	e*	Open Text Corp	142
410,375	*	Opsware, Inc	2,786
4	*	OPT, Inc	24
25,926,297	*	Oracle Corp	316,560
137,300	e	Oracle Corp Japan	6,817
56,800		Otsuka Corp	6,261
36,212	*	Overland Storage, Inc	290
247,702	*	Packeteer, Inc	1,925
2,786,671	*	Parametric Technology Corp	16,999
20,600	*	Patni Computer Systems Ltd	478
3,886,000	*	Paxys, Inc	469
544	*	PC-Tel, Inc	5
110,139	*	PDF Solutions, Inc	1,790
110,255	*	Pegasystems, Inc	806
592,546	*	Perot Systems Corp (Class A)	8,379
122,097	*	Phase Forward, Inc	1,190
175,984	*	Phoenix Technologies Ltd	1,102
16,907	*	PLATO Learning, Inc	134
57,192	*	Portal Software, Inc	132
101,742	e*	Portfolio Recovery Associates, Inc	4,725

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

611,900		POS Malaysia & Services Holdings Bhd	$654
97,048	*	PRA International	2,732
878,036	*	Premiere Global Services, Inc	7,138
248,118	*	Progress Software Corp	7,042
176		Prokom Software S.A.	7
53,261		Promotora de Informaciones S.A. (PRISA)	905
2,832		Prosegur Cia de Seguridad S.A.	64
14,452	e*	Proxymed, Inc	59
49,342		Public Power Corp	1,074
74		PubliGroupe S.A.	20
80,303		QAD, Inc	613
1,100	*	Quadramed Corp	2
48,626		Quality Systems, Inc	3,733
363,004	*	Quest Software, Inc	5,296
138,787	*	Radiant Systems, Inc	1,688
106,047	*	Radisys Corp	1,839
15,738	e*	Rakuten, Inc	15,201
42,996		Randstad Holdings NV	1,861
757,054	*	RealNetworks, Inc	5,875
1,023,389	*	Red Hat, Inc	27,877
513,306	*	Redback Networks, Inc	7,217
4,912	e*	Redback Networks, Inc Wts	33
4,668	*	Redback Networks, Inc Wts	46
55,186		Renaissance Learning, Inc	1,044
431,354	*	Rent-A-Center, Inc	8,135
1,654,956		Rentokil Initial plc	4,645
156,171	*	Rent-Way, Inc	998
2,023,750		Reuters Group plc	14,957
95,934	*	Rewards Network, Inc	614
307,743		Reynolds & Reynolds Co (Class A)	8,638
53,123	*	RightNow Technologies, Inc	981
1,091,237		Robert Half International, Inc	41,347
176,991		Rollins, Inc	3,488
422,919	*	RSA Security, Inc	4,749
461,459	*	S1 Corp	2,007
149,102	e*	SafeNet, Inc	4,804
70,998	*	SAFLINK Corp	56
2,654,149		Sage Group plc	11,756
320,310	e*	Salesforce.com, Inc	10,266
531,797		SAP AG.	96,074
222,957		SAP AG. (Spon ADR)	10,049
451,325	*	Sapient Corp	2,568
3,400		Satyam Computer Services Ltd (ADR)	124
1,363		Savills plc	23
326,602		Secom Co Ltd	17,073
223,543	*	Secure Computing Corp	2,741
510,574		Securitas AB (B Shs)	8,468
285,575	*	Serena Software, Inc	6,694
1,504,358		ServiceMaster Co	17,977
4,003		SGS S.A.	3,365
24,700		Shin Corp PCL	25
51,102	*	SI International, Inc	1,562

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

2,873,160		Siebel Systems, Inc	$30,398
4,393,000		Singapore Post Ltd	3,038
70,868	*	Sitel Corp	221
1,228		Skilled Group Ltd	4
25,550		Societe Des Autoroutes Paris-Rhin-Rhone	1,820
702		Software AG. (Br)	34
219,971	*	Sohu.com, Inc	4,034
3,048,000		Solomon Systech International Ltd	1,268
3	*	So-net M3, Inc	17
482,177	*	SonicWALL, Inc	3,819
1,490,695	e*	Sonus Networks, Inc	5,545
90,200		Sorun Corp	781
235,626	*	Sotheby's Holdings, Inc (Class A)	4,326
778,631	*	Spherion Corp	7,794
163,707	*	SPSS, Inc	5,063
198,900	e	Square Enix Co Ltd	5,578
127,750	*	SRA International, Inc (Class A)	3,901
4,500	*	SSA Global Technologies, Inc	82
88,513		Startek, Inc	1,593
126,891	*	Stellent, Inc	1,260
55,497	e*	Stratasys, Inc	1,388
312,600		Sumisho Computer Systems Corp	6,648
19,138,015	*	Sun Microsystems, Inc	80,188
273,780	*	SupportSoft, Inc	1,155
690,024	*	Sybase, Inc	15,084
303,157	*	SYKES Enterprises, Inc	4,053
6,776,312	*	Symantec Corp	118,585
52,273	*	SYNNEX Corp	790
805,858	*	Synopsys, Inc	16,165
48,006		Syntel, Inc	1,000
8,144,000		Taiwan-Sogo Shinkong Security Corp	5,356
15	*	Take And Give Needs Co Ltd	25
348,709	e*	Take-Two Interactive Software, Inc	6,172
700	*	Taleo Corp	9
119,085		Talx Corp	5,443
1,091		Tata Consultancy Services Ltd	41
11,106,422	e*	Telecom Italia Media S.p.A.	5,856
406,997	*	Telelogic AB	1,043
393,889	*	TeleTech Holdings, Inc	4,746
879	*	Temenos Group AG.	9
381,569	*	THQ, Inc	9,100
1,365,178	*	TIBCO Software, Inc	10,198
24,155	e*	Tiens Biotech Group USA, Inc	87
20,697	*	Tier Technologies, Inc (Class B)	152
75,296	e	Tietoenator Oyj	2,740
101,900		TIS, Inc	3,143
90,024	*	TNS, Inc	1,727
28,000	*	Tom Group Ltd	5
206,488		Total System Services, Inc	4,086
132,144	*	TradeStation Group, Inc	1,636
241,376	*	Transaction Systems Architects, Inc	6,949
24,508	e*	Travelzoo, Inc	539

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

325,200	e*	Trend Micro, Inc	$12,288
350,651	*	Trizetto Group, Inc	5,958
59,997	e*	TRM Corp	447
620,824	e	TUI AG.	12,669
64,800	*	Tumbleweed Communications Corp	200
66,000		UFJ Central Leasing Co Ltd	3,277
132,133	*	Ultimate Software Group, Inc	2,520
4,147	*	Unica Corp	50
2,201,534	*	Unisys Corp	12,835
841,931		United Online, Inc	11,972
856,516	e*	United Rentals, Inc	20,034
103,734	*	Universal Compression Holdings, Inc	4,266
828		USG People NV	35
18,360	e	USS Co Ltd	1,170
612,587	*	Valueclick, Inc	11,094
156,180	e*	Vasco Data Security International	1,540
156,925		Vedior NV	2,317
191,866	*	Ventiv Health, Inc	4,532
69,251	*	Verint Systems, Inc	2,387
1,959,618	e*	VeriSign, Inc	42,955
57,813	*	Vertrue, Inc	2,042
147,178		Viad Corp	4,317
245,307	*	Vignette Corp	4,001
2,490		Visma ASA	37
65,261	*	Volt Information Sciences, Inc	1,241
1,552		Votorantim Celulose e Papel S.A.	19
6,600		Votorantim Celulose e Papel S.A. (Spon ADR)	81
4,657,085		Waste Management, Inc	141,342
71,585	*	WatchGuard Technologies, Inc	265
204,162	e*	WebEx Communications, Inc	4,416
800	*	WebMD Health Corp	23
264,011	*	webMethods, Inc	2,035
178,092	*	Websense, Inc	11,690
52,771	*	WebSideStory, Inc	957
434,713	*	Wind River Systems, Inc	6,421
148,652	*	Witness Systems, Inc	2,924
557,695		WM-Data AB (B Shs)	1,780
5,205,178		WPP Group plc	56,207
26,325		Xansa plc	41
9,239	e	Yahoo! Japan Corp	14,011
7,167,697	*	Yahoo!, Inc	280,830

		TOTAL BUSINESS SERVICES	7,208,415

CHEMICALS AND ALLIED PRODUCTS - 9.78%
645,669	e*	Aastrom Biosciences, Inc	1,362
9,260,424		Abbott Laboratories	365,139
644,583	e*	Abgenix, Inc	13,865
73,781	e*	Able Laboratories, Inc	11
116,120	*	Acadia Pharmaceuticals, Inc	1,144
1,127	*	Active Biotech AB	12

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

301,052	*	Adams Respiratory Therapeutics, Inc	$12,241
36,609	*	Adeza Biomedical Corp	771
253,674	*	Adolor Corp	3,704
6,230	e*	Advancis Pharmaceutical Corp	9
619,933	*	Agrium, Inc	13,596
115,919		Air Liquide S.A.	22,219
1,396,275	e	Air Products & Chemicals, Inc	82,646
1,091,000	e	Air Water, Inc	11,600
1,581,727		Akzo Nobel NV	73,043
160,843	*	Albany Molecular Research, Inc	1,954
217,190	e	Albemarle Corp	8,329
358,141		Alberto-Culver Co	16,385
177,778	e*	Alexion Pharmaceuticals, Inc	3,600
5,059		Alfa S.A. de C.V.	28
68,200		Alfresa Holdings Corp	3,190
747	*	ALK-Abello a/s	80
769,166	*	Alkermes, Inc	14,706
573,512		Alpharma, Inc (Class A)	16,351
134,341		Altana AG.	7,289
428,317	e*	American Pharmaceutical Partners, Inc	16,614
55,036	e	American Vanguard Corp	1,293
8,697,455	*	Amgen, Inc	685,881
78	*	Amorepacific Corp	24
1,611,652	*	Andrx Corp	26,544
120,684	*	Angiotech Pharmaceuticals, Inc	1,585
97,288	e*	Aphton Corp	34
123,674		Arch Chemicals, Inc	3,698
288,910	*	Arena Pharmaceuticals, Inc	4,108
171,821	*	Arqule, Inc	1,052
206,150	*	Array Biopharma, Inc	1,445
4,000		Asahi Denka Co Ltd	62
1,808,358		Asahi Kasei Corp	12,226
1,026,800		Astellas Pharma, Inc	40,018
403,250		AstraZeneca plc (Spon ADR)	19,598
4,911,262		AstraZeneca plc (United Kingdom)	238,525
232,966	e*	Atherogenics, Inc	4,662
600,359	*	AVANIR Pharmaceuticals	2,065
18	*	Avant Immunotherapeutics, Inc	0	^
484,713		Avery Dennison Corp	26,790
37,656	e*	AVI BioPharma, Inc	130
2,915,137		Avon Products, Inc	83,227
44,449		Balchem Corp	1,325
675,105	*	Barr Pharmaceuticals, Inc	42,052
120,469	*	Barrier Therapeutics, Inc	988
1,096,858		BASF AG.	83,722
7,522		Beiersdorf AG.	923
110,645	*	Bentley Pharmaceuticals, Inc	1,816
223,708	*	Bioenvision, Inc	1,461
2,074,194	*	Biogen Idec, Inc	94,023
526,138	*	BioMarin Pharmaceuticals, Inc	5,672
80		BioMerieux	4
557,171	*	Biovail Corp International	13,131

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

368,060		BOC Group plc	$7,570
9,049		Body Shop International plc	41
460		Boiron S.A.	12
2,998,267		Boots Group plc	31,141
959		BorsodChem Rt.	10
3,005		Braskem S.A.	24
2,200		Braskem S.A. (ADR)	36
9,403,005		Bristol-Myers Squibb Co	216,081
312,222	e	Cabot Corp	11,178
207,427		Calgon Carbon Corp	1,180
166,032		Cambrex Corp	3,116
29,296	e*	CancerVax Corp	40
62,382	*	Caraco Pharmaceutical Laboratories Ltd	560
479,753		Celanese Corp (Series A)	9,173
270,416	e*	Cell Genesys, Inc	1,604
387,217	e*	Cell Therapeutics, Inc	844
254,388	e*	Cephalon, Inc	16,469
213,100	e	CF Industries Holdings, Inc	3,250
355,049	*	Charles River Laboratories International, Inc	15,043
156,589	*	Chattem, Inc	5,698
998,624		Chemtura Corp	12,683
511,313	*	Chiron Corp	22,733
363,924	e	Chugai Pharmaceutical Co Ltd	7,801
364,938		Church & Dwight Co, Inc	12,054
119,670		Ciba Specialty Chemicals AG. (Regd)	7,718
1,273		Cipla Ltd	13
102,000	*	CK Life Sciences International Holdings, Inc	12
106,086		Clariant AG.	1,558
935,686		Clorox Co	53,231
7,730	e*	Coley Pharmaceutical Group, Inc	117
4,365,013		Colgate-Palmolive Co	239,421
230,901	e*	Connetics Corp	3,337
46,465	*	Conor Medsystems, Inc	899
9,796	*	Corcept Therapeutics, Inc	36
80,720	e*	Cotherix, Inc	857
5,781		Croda International plc	46
605	*	Crucell	16
413,399		CSL Ltd	12,888
314,824	*	Cubist Pharmaceuticals, Inc	6,690
315,343	*	Curis, Inc	1,123
202,723	*	Cypress Bioscience, Inc	1,172
264,887		Cytec Industries, Inc	12,617
60,846	e*	Cytogen Corp	167
500,363		Dade Behring Holdings, Inc	20,460
972,000		Daicel Chemical Industries Ltd	6,983
947,200	e	Daiichi Sankyo Co Ltd	18,257
468,000		Dainippon Ink and Chemicals, Inc	2,026
375,884	e*	Dendreon Corp	2,037
144,134		Diagnostic Products Corp	6,998
85,480	*	Digene Corp	2,493
333,349	*	Discovery Laboratories, Inc	2,227
135,554	*	Dov Pharmaceutical, Inc	1,990

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

6,556,862		Dow Chemical Co	$287,322
870		Dr Reddy's Laboratories Ltd	19
6,900		Dr Reddy's Laboratories Ltd (ADR)	149
89,767		DSM NV	3,653
5,490,003		Du Pont (E.I.) de Nemours & Co	233,325
257,741	e*	Durect Corp	1,307
112,365	e*	Dusa Pharmaceuticals, Inc	1,210
473,003		Eastman Chemical Co	24,402
1,186,549		Ecolab, Inc	43,036
358,883	e	Eisai Co Ltd	15,051
525,908	*	Elan Corp plc	7,072
185,848	e*	Elan Corp plc (Spon ADR)	2,589
5,416,610		Eli Lilly & Co	306,526
133,129	*	Elizabeth Arden, Inc	2,671
337,920	*	Encysive Pharmaceuticals, Inc	2,666
612,922		Engelhard Corp	18,480
511,088	*	Enzon Pharmaceuticals, Inc	3,782
146,737	*	EPIX Pharmaceuticals, Inc	593
660,689		Estee Lauder Cos (Class A)	22,120
259,268		Ferro Corp	4,864
173,979	e*	First Horizon Pharmaceutical Corp	3,001
313,585	*	FMC Corp	16,673
2,507,702	*	Forest Laboratories, Inc	102,013
46,000		Formosa Chemicals & Fibre Corp	74
79,000		Formosa Plastics Corp	121
800		Fujimi, Inc	16
219		Gedeon Richter Rt	39
2,959,673	e*	Genentech, Inc	273,770
143,251	e*	Genitope Corp	1,139
77,042	e*	Genta, Inc	112
1,836,394	*	Genzyme Corp	129,980
213,992		Georgia Gulf Corp	6,510
374,975	e*	Geron Corp	3,229
3,264,779	*	Gilead Sciences, Inc	171,825
7,780,989		GlaxoSmithKline plc	196,229
300		GlaxoSmithKline plc (ADR)	15
1,375,000	*	Global Bio-Chem Technology Group Co Ltd Wts	3
351,305	e*	GlobeTel Communications Corp	1,296
48,610	e*	GTx, Inc	367
12,000		Gun-Ei Chemical Industry Co Ltd	49
25,733		H Lundbeck a/s	531
249,897		H.B. Fuller Co	8,014
266,000		Haw Par Corp Ltd	824
305,970		Henkel KGaA	30,677
13,470		Hindustan Lever Ltd	59
38,995	*	Hi-Tech Pharmacal Co, Inc	1,727
1,702,748	*	Hospira, Inc	72,844
788,417	*	Human Genome Sciences, Inc	6,749
701,360	*	Huntsman Corp	12,077
85,912	e*	Idenix Pharmaceuticals, Inc	1,470
183,107	*	Idexx Laboratories, Inc	13,180
305,236	e*	ImClone Systems, Inc	10,451

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

338,025	*	Immucor, Inc	$7,896
258,686	*	Immunogen, Inc	1,327
71	*	Impax Laboratories, Inc	1
5,338,788		Imperial Chemical Industries plc	30,429
137,752	e*	Indevus Pharmaceuticals, Inc	742
240,131	*	Inspire Pharmaceuticals, Inc	1,220
32,810		Inter Parfums, Inc	589
159,568	e*	InterMune, Inc	2,681
414,884		International Flavors & Fragrances, Inc	13,899
114,656	e*	Introgen Therapeutics, Inc	604
111,883	*	Inverness Medical Innovations, Inc	2,653
249,334	*	Invitrogen Corp	16,616
210,171		Ishihara Sangyo Kaisha Ltd	374
71,768	e*	Isolagen, Inc	133
8,507		Israel Chemicals Ltd	34
918,937	*	IVAX Corp	28,790
1,600	*	Jilin Chemical Industrial Co Ltd	57
618,300	e	JSR Corp	16,239
312,300	e	Kaken Pharmaceutical Co Ltd	2,432
169,000		Kansai Paint Co Ltd	1,448
407,029		Kao Corp	10,897
2,758		Kemira GrowHow Oyj	19
2,485,210	*	King Pharmaceuticals, Inc	42,050
939,500		Kingboard Chemical Holdings Ltd	2,545
83,000	*	Kingboard Chemical Holdings Ltd Wts	29
112,582	e*	Kos Pharmaceuticals, Inc	5,824
24,916		Kose Corp	996
21,517		Kronos Worldwide, Inc	624
860,500		Kuraray Co Ltd	8,909
217,882	*	KV Pharmaceutical Co (Class A)	4,488
90,000		Kyowa Hakko Kogyo Co Ltd	628
29,198	e*	Lannett Co, Inc	215
22	*	Lanxess AG.	1
750	*	LG Chem Ltd	42
21	e*	Ligand Pharmaceuticals, Inc (Class B)	0	^
149,055		Linde AG.	11,563
717,972	e	Lonza Group AG. (Regd)	43,799
374,154		L'Oreal S.A.	27,716
546,111		Lubrizol Corp	23,718
2,243,621		Lyondell Chemical Co	53,443
151,441		MacDermid, Inc	4,225
4,320		Makhteshim-Agan Industries Ltd	25
156,911	e	Mannatech, Inc	2,167
129,758	e*	MannKind Corp	1,461
42,117	e*	Marshall Edwards, Inc	263
179,687	e*	Martek Biosciences Corp	4,422
1,722,096	*	Mayne Pharma Ltd	3,209
623,652	e*	Medarex, Inc	8,638
477,100		Mediceo Paltac Holdings Co Ltd	6,900
291,325	e*	Medicines Co	5,084
427,243	e	Medicis Pharmaceutical Corp (Class A)	13,693
1,604,643	*	Medimmune, Inc	56,195

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

15,961,799		Merck & Co, Inc	$507,745
87,839		Merck KGaA	7,248
134,633		Meridian Bioscience, Inc	2,711
622,364		Methanex Corp	11,646
445,649	*	MGI Pharma, Inc	7,647
1,326,590	*	Millennium Pharmaceuticals, Inc	12,868
135,479		Minerals Technologies, Inc	7,572
4,300		Miraca Holdings, Inc	94
1,756,500		Mitsubishi Chemical Holdings Corp	11,057
795,540		Mitsubishi Gas Chemical Co, Inc	7,515
3,171,000	e	Mitsui Chemicals, Inc	21,305
5,000		Mochida Pharmaceutical Co Ltd	41
67,150	e*	Momenta Pharmaceuticals, Inc	1,480
2,244,235		Monsanto Co	173,996
205	*	Morphosys AG.	10
560,033	e*	Mosaic Co	8,193
1,159,833		Mylan Laboratories, Inc	23,150
181,789	*	Myogen, Inc	5,483
492,353	*	Nabi Biopharmaceuticals	1,664
375,097	*	Nalco Holding Co	6,643
91,000		Nan Ya Plastics Corp	125
122,671	e*	Nastech Pharmaceutical Co, Inc	1,806
75,176		Natures Sunshine Products, Inc	1,359
306,148	*	NBTY, Inc	4,975
209,547	*	Neurocrine Biosciences, Inc	13,145
60,804	e*	New River Pharmaceuticals, Inc	3,155
139,398	*	NewMarket Corp	3,410
510,000	e*	Nippon Chemiphar Co Ltd	3,859
935,000		Nippon Kayaku Co Ltd	7,977
762,000		Nippon Paint Co Ltd	3,396
685,562		Nippon Shokubai Co Ltd	7,754
275,000		Nissan Chemical Industries Ltd	3,910
113,612	e*	NitroMed, Inc	1,585
67,874	e	NL Industries, Inc	956
128,912	e*	Northfield Laboratories, Inc	1,727
19,506		Nova Chemicals Corp	648
225,038		Novartis AG. (ADR)	11,810
5,824,301		Novartis AG. (Regd)	305,147
128,251	*	Noven Pharmaceuticals, Inc	1,940
518,244		Novo Nordisk a/s (B Shs)	29,053
4,234	*	Novogen Ltd	15
23,965		Novozymes a/s	1,307
258,556	*	NPS Pharmaceuticals, Inc	3,061
246,891	*	Nuvelo, Inc	2,002
103,516		Octel Corp	1,684
485,075		Olin Corp	9,546
186,335	*	OM Group, Inc	3,496
9,089		Omega Pharma S.A.	472
53,300		Ono Pharmaceutical Co Ltd	2,407
235,271	*	Onyx Pharmaceuticals, Inc	6,766
59		OPG Groep NV	4
508,334	*	OraSure Technologies, Inc	4,483

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

625,667		Orica Ltd	$9,363
252,187	e*	OSI Pharmaceuticals, Inc	7,071
21,694	*	Oxford Biomedica plc	11
175,483	e*	Pain Therapeutics, Inc	1,186
218,119	*	Par Pharmaceutical Cos, Inc	6,836
151,556	*	Parexel International Corp	3,070
43,807	e*	Parlux Fragrances, Inc	1,337
112,319	*	Penwest Pharmaceuticals Co	2,192
571,334		Perrigo Co	8,519
47,112,184		Pfizer, Inc	1,098,656
202,216	*	Pharmion Corp	3,593
60,799	*	Pharmos Corp	122
127,110	*	Pioneer Cos, Inc	3,809
586,574	*	PolyOne Corp	3,772
148,063	e	Potash Corp of Saskatchewan	11,800
140,238	*	Pozen, Inc	1,345
841,567		PPG Industries, Inc	48,727
25,542	*	Praecis Pharmaceuticals, Inc	102
1,647,534		Praxair, Inc	87,253
173,276	*	Prestige Brands Holdings, Inc	2,166
21,082,581		Procter & Gamble Co	1,220,260
102,489	*	Progenics Pharmaceuticals, Inc	2,563
961,114	*	Protein Design Labs, Inc	27,315
71,500		PT Kalbe Farma Tbk	7
25,000		PT Unilever Indonesia Tbk	11
85,355	*	QLT, Inc	546
2,549		Ranbaxy Laboratories Ltd	21
2,427,457		Reckitt Benckiser plc	80,013
8,884		Recordati S.p.A.	61
114,047	e*	Renovis, Inc	1,745
726,308	e*	Revlon, Inc (Class A)	2,252
4,812,223	*	Rhodia S.A.	10,274
4,015,984		Rhodia S.A. (Spon ADR)	8,474
9,570		Roche Holding AG.	1,592
1,624,568		Roche Holding AG. (Genusscheine)	243,201
853,409	*	Rockwood Holdings, Inc	16,838
1,786,402		Rohm & Haas Co	86,498
549,322		RPM International, Inc	9,542
11,000		Sakai Chemical Industry Co Ltd	51
247,136	*	Salix Pharmaceuticals Ltd	4,345
2,325,701		Sanofi-Aventis	203,003
113,600		Sanofi-Aventis (ADR)	4,987
57,300		Santen Pharmaceutical Co Ltd	1,583
82,600	e	Sawai Pharmaceutical Co Ltd	2,806
10,456,818		Schering-Plough Corp	218,025
272,180		Scotts Miracle-Gro Co (Class A)	12,313
1,100		Seikagaku Corp	12
251,362		Sensient Technologies Corp	4,499
2,383,131	*	Sepracor, Inc	122,970
216,494	e*	Serologicals Corp	4,274
7,456		Serono S.A. (B Shs)	5,923
771,916		Shin-Etsu Chemical Co Ltd	41,006

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

142,264		Shionogi & Co Ltd	$2,002
264,000		Shiseido Co Ltd	4,921
2,000,000		Showa Denko KK	7,795
21,332		Sigma Pharmaceuticals Ltd	49
322,822		Sigma-Aldrich Corp	20,431
126		Sika AG.	104
40,000		Sinopec Shanghai Petrochemical Co Ltd	15
2,200		Sinopec Shanghai Petrochemical Co Ltd (Spon ADR)	83
12,528	*	Skyepharma plc	11
438,460	e*	StemCells, Inc	1,513
32,029		Stepan Co	861
63,194		Stratagene Corp	634
3,526,140		Sumitomo Chemical Co Ltd	24,199
44,722		Sun Pharmaceuticals Industries Ltd	677
284,784	e*	SuperGen, Inc	1,438
112,580	e*	SurModics, Inc	4,164
1,099,835		Symbion Health Ltd	2,848
209,382	e	Syngenta AG.	25,975
260,000	e	Taisho Pharmaceutical Co Ltd	4,868
13,000		Taiwan Fertilizer Co Ltd	15
198,000		Taiyo Nippon Sanso Corp	1,322
1,731,594		Takeda Pharmaceutical Co Ltd	93,600
702,000	e	Tanabe Seiyaku Co Ltd	6,816
135,539	e*	Tanox, Inc	2,219
3,352,000		Teijin Ltd	21,271
99,067	e*	Tercica, Inc	710
698,391	e*	Terra Industries, Inc	3,911
10,217		Teva Pharmaceutical Industries Ltd	446
3,076,413	e	Teva Pharmaceutical Industries Ltd (Spon ADR)	132,317
893,948	*	Theravance, Inc	20,132
38,011	*	Threshold Pharmaceuticals, Inc	549
1,000		Toagosei Co Ltd	5
267,000		Tokuyama Corp	3,427
1,536,255		Toray Industries, Inc	12,521
1,079,000		Tosoh Corp	4,735
14,000		Toyo Ink Manufacturing Co Ltd	63
36,100		Tronox, Inc	472
35,000		Tsumura & Co	967
261,985		UAP Holding Corp	5,350
361,381	e	UCB S.A.	16,914
23,223	*	Unifi, Inc	71
165,391		Unilever plc	6,635
7,019,756		Unilever plc	69,475
7,767		United Drug plc	33
177,151	*	United Therapeutics Corp	12,245
104,272	e*	USANA Health Sciences, Inc	4,000
754,696		USEC, Inc	9,019
405,478		Valeant Pharmaceuticals International	7,331
448,510		Valspar Corp	11,065
572,521	*	VCA Antech, Inc	16,145
581,339	*	Vertex Pharmaceuticals, Inc	16,086
6,282		Victrex plc	72

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

233,564	e*	Vion Pharmaceuticals, Inc	$385
473		Virbac S.A.	22
750,326	*	Watson Pharmaceuticals, Inc	24,393
262,906		Wellman, Inc	1,782
170,526		Westlake Chemical Corp	4,913
543,212	*	WR Grace & Co	5,106
9,139,525		Wyeth	421,058
3,400	*	Xenoport, Inc	61
137,344		Zeltia S.A.	953
274		Zentiva NV	13
46,000		Zeon Corp	608
38,567	*	Zila, Inc	148
169,400	*	Zymogenetics, Inc	2,881

		TOTAL CHEMICALS AND ALLIED PRODUCTS	11,333,393

COAL MINING - 0.25%
152,262	*	Alpha Natural Resources, Inc	2,925
279,240		Arch Coal, Inc	22,199
8,594,366	e	BHP Billiton Ltd	143,425
506,977		Consol Energy, Inc	33,045
133,074		Foundation Coal Holdings, Inc	5,057
647,032	*	International Coal Group, Inc	6,147
72,620	*	James River Coal Co	2,774
336,299	e	Massey Energy Co	12,736
672,203		Peabody Energy Corp	55,403
102,339		Penn Virginia Corp	5,874
299,500		PT Bumi Resources Tbk	23
66	*	Semirara Mining Corp	0	^
34,000		Yanzhou Coal Mining Co Ltd	22
2,720		Yanzhou Coal Mining Co Ltd (Spon ADR)	87

		TOTAL COAL MINING	289,717

COMMUNICATIONS - 4.34%
595,017		Adtran, Inc	17,696
14,700	v	Advanced Info Service PCL	36
355,357		Advanced Info Service PCL	936
6,691		AFK Sistema	157
215,414	*	Airspan Networks, Inc	1,226
903,917	*	Alamosa Holdings, Inc	16,822
61,239	e	Alaska Communications Systems Group, Inc	622
10,000	e	Aliant, Inc	265
1,785,654		Alltel Corp	112,675
800	*	Alvarion Ltd	7
303,952		America Movil S.A. de C.V.	444
236,238		America Movil S.A. de C.V., Series L	6,912
2,332,094	*	American Tower Corp (Class A)	63,200
222,592	e	Anixter International, Inc	8,708
729,163		Antena 3 de Television S.A.	17,322

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,571		Ascom Holding AG.	$22
24,541,079		AT&T, Inc	601,011
147,715	*	Audiovox Corp (Class A)	2,047
2,327,948	*	Avaya, Inc	24,839
511,930	*	BCE, Inc	12,214
46,916		Beasley Broadcast Group, Inc (Class A)	634
14,100		BEC World PCL	5
369,697	e	Belgacom S.A.	12,014
9,617,754		BellSouth Corp	260,641
18,142	*	Bezeq Israeli Telecommunication Corp Ltd	23
58,671	*	Boston Communications Group	66
317,644	*	Brightpoint, Inc	8,808
2,571,167		British Sky Broadcasting plc	21,916
7,970,861		BT Group plc	30,481
1,088,970		Cable & Wireless plc	2,229
1,039,147	e*	Cablevision Systems Corp (Class A)	24,389
17,800	*	Cbeyond Communications, Inc	183
124,854		Centennial Communications Corp	1,938
1,089,576		CenturyTel, Inc	36,130
2,822	*	Cesky Telecom AS	58
1,796,885	e*	Charter Communications, Inc (Class A)	2,192
86,000		China Mobile Hong Kong Ltd	407
15,800		China Mobile Hong Kong Ltd (Spon ADR)	380
232,000		China Telecom Corp Ltd	85
4,300		China Telecom Corp Ltd (ADR)	157
4,700		China Unicom Ltd (ADR)	38
1,972,000		Chunghwa Telecom Co Ltd	3,410
162,359		Chunghwa Telecom Co Ltd (ADR)	2,979
2,084,798	*	Cincinnati Bell, Inc	7,318
347,835	e	Citadel Broadcasting Corp	4,675
2,541,906	e	Citizens Communications Co	31,088
3,054,030		Clear Channel Communications, Inc	96,049
40,914	*	Colt Telecom Group plc	39
11,642,905	*	Comcast Corp (Class A)	302,250
455,949		Commonwealth Telephone Enterprises, Inc	15,397
1,000		Compania Anonima Nacional Telefonos de Venezuela (ADR)	14
90,245		Consolidated Communications Holdings, Inc	1,172
1,142	*	Contax Participacoes S.A.	2
5,001		Contax Participacoes S.A.	6
60,878		Cosmote Mobile Telecommunications S.A.	1,349
311,805	*	Cox Radio, Inc (Class A)	4,390
1,166,606	*	Crown Castle International Corp	31,393
91,845	*	Crown Media Holdings, Inc (Class A)	842
120,871		CT Communications, Inc	1,467
337,717	*	Cumulus Media, Inc (Class A)	4,191
4,281,379	e	Deutsche Telekom AG. (Regd)	71,105
61,862	*	Digital Generation Systems	33
3,542,423	*	DIRECTV Group, Inc	50,019
760,232	e*	Dobson Communications Corp (Class A)	5,702
1,570,705	*	EchoStar Communications Corp (Class A)	42,676
1,017,338		Eircom Group plc	2,376
1,788		Elcoteq Network Corp (A Shs)	42

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

305,437	e	Elisa Oyj	$5,638
237,959	*	Emmis Communications Corp (Class A)	4,738
282,536	*	Entercom Communications Corp	8,383
399,204	*	Entravision Communications Corp (Class A)	2,842
7,000	*	Epson Toyocom Corp	55
204,701		Fairpoint Communications, Inc	2,121
43,200		Far Eastern Textile Co Ltd	29
38,638	*	Fisher Communications, Inc	1,601
2,500	v*	Focal Communications Corp	0	^
804,365	*	Foundry Networks, Inc	11,108
3,860,583		France Telecom S.A.	95,583
4,247		Fuji Television Network, Inc	10,687
294,668	*	General Communication, Inc (Class A)	3,044
120,787		Gestevision Telecinco S.A.	3,038
909,491		Global Payments, Inc	42,391
142,389	e	Golden Telecom, Inc	3,696
233,838		Gray Television, Inc	2,296
32,435		Grupo Televisa S.A.	130
2,700		Grupo Televisa S.A. (Spon ADR)	217
181,827		Hearst-Argyle Television, Inc	4,337
128,036	*	Hellenic Telecommunications Organization S.A.	2,718
19,589	e*	Hungarian Telephone & Cable	305
1,515,000	*	Hutchison Telecommunications International Ltd	2,188
958,166	*	IAC/InterActiveCorp	27,126
129,197	*	IDT Corp	1,494
304,606	*	IDT Corp (Class B)	3,564
88,706	e*	InPhonic, Inc	771
327	e	Invoice, Inc	26
137,998		Iowa Telecommunications Services, Inc	2,138
2,250	*	ITC DeltaCom, Inc	3
6,382,786		ITV plc	12,327
141,369	e*	j2 Global Communications, Inc	6,042
16,682	*	Jazztel plc	17
3,327	*	Jupiter Telecommunications Co	2,652
227,000	e	Kadokawa Holdings, Inc	7,212
3,477		KDDI Corp	20,032
10,800		KT Corp	233
2,370		KT Corp	96
4,142,747	e*	Level 3 Communications, Inc	11,890
83,739		Liberty Corp	3,920
2,502,287	*	Liberty Global, Inc	56,301
138,712	*	Liberty Global, Inc (Series C)	2,941
15,479,087	*	Liberty Media Corp (Class A)	121,820
247,307	*	Lin TV Corp (Class A)	2,755
76,516	*	Lodgenet Entertainment Corp	1,067
255,412	*	Lucent Technologies, Inc Wts	144
2,600		Magyar Telekom (Spon ADR)	57
7,577		Magyar Telekom Rt	34
3,448		Mahanagar Telephone Nigam	11
193,516	*	Marconi Corp plc	1,285
182,803	e*	Mastec, Inc	1,914
15,900		Maxis Communications Bhd	35

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,438,859		MCI, Inc	$28,389
10,154	b,e*	McLeodUSA, Inc (Class A)	0	^
345,538	*	Mediacom Communications Corp	1,897
583,922		Mediaset S.p.A.	6,164
15,240	e*	Metro One Telecommunications, Inc	6
2,053		Mobilcom AG.	45
1,800		Mobile TeleSystems (Spon ADR)	63
31,214		MobileOne Ltd	40
12,716	e	Mobistar S.A.	1,005
64,649	*	Modern Times Group AB (B Shs)	2,693
22,519		MTN Group Ltd	221
22,100		MTN Group Ltd (Spon ADR)	223
5,066		Naspers Ltd	90
5,000		Naspers Ltd (Spon ADR)	90
171,558	*	Net2Phone, Inc	350
299,397	*	NeuStar, Inc	9,129
784,903	*	Nextel Partners, Inc (Class A)	21,930
776,308	*	NII Holdings, Inc (Class B)	33,909
10,736		Nippon Telegraph & Telephone Corp	48,755
93,990		North Pittsburgh Systems, Inc	1,774
178,115	e*	Novatel Wireless, Inc	2,157
397,910	e*	NTL, Inc	27,090
7,865	*	NTL, Inc (CW11)	5
31,589		NTT DoCoMo, Inc	48,174
1,222		Orascom Telecom Holding SAE	65
406,977		PanAmSat Holding Corp	9,971
1,122		Partner Communications	9
194,472	*	Paxson Communications Corp	175
1,374	*	Pegasus Communications Corp	5
830		Philippine Long Distance Telephone Co	29
63,610	e	Philippine Long Distance Telephone Co (Spon ADR)	2,133
1,377,535		Portugal Telecom SGPS S.A. (Regd)	13,893
12,514		Preformed Line Products Co	535
289,763	*	Price Communications Corp	4,309
41,000		PT Indosat Tbk	23
3,500	e	PT Indosat Tbk (ADR)	102
33,984		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	387
19,400		PT Telekomunikasi Indonesia (Spon ADR)	463
174,000		PT Telekomunikasi Indonesia Tbk	104
142,255	e	Publicis Groupe S.A.	4,933
8,077,809	*	Qwest Communications International, Inc	45,640
317,365	*	Radio One, Inc (Class A)	3,259
222,358	*	Radio One, Inc (Class D)	2,301
130,113	e*	RCN Corp	3,051
277	e,v*	RCN Corp Wts 12/21/06	0	^
232,452	*	Regent Communications, Inc	1,079
13,093	*	Retelit S.p.A	7
270,670	e	Rogers Communications, Inc	11,400
1,600		Rostelecom (ADR)	22
22,670,516		Royal KPN NV	226,496
90,635	*	Saga Communications, Inc (Class A)	985
62,335	*	Salem Communications Corp (Class A)	1,090

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

531,842	*	SBA Communications Corp	$9,520
2,867,351	*	Seat Pagine Gialle S.p.A.	1,334
96,351	e	Shaw Communications, Inc	2,081
38,356		Shenandoah Telecom Co	1,528
257,994		Sinclair Broadcast Group, Inc (Class A)	2,374
6,642,060		Singapore Telecommunications Ltd	10,426
684		SK Telecom Co Ltd	123
10,700	e	SK Telecom Co Ltd (ADR)	217
282,688	*	Sky Network Television Ltd	1,213
6,828	e	SKY Perfect Communications, Inc	5,340
73,000		SmarTone Telecommunications Holding Ltd	85
104,470		Societe Television Francaise 1 (T.F.1)	2,889
18,366	*	Sogecable S.A.	734
203,329	*	Spanish Broadcasting System, Inc (Class A)	1,039
20,517,193		Sprint Nextel Corp	479,282
1,266,000		Starhub Ltd	1,561
148,508	*	SunCom Wireless Holdings, Inc	411
77,290		SureWest Communications	2,038
10,042		Swisscom AG. (Regd)	3,160
84,809	*	Syniverse Holdings, Inc	1,773
43,000		Taiwan Mobile Co Ltd	38
223,211	*	Talk America Holdings, Inc	1,926
277,093		TDC a/s	16,542
1,142		Tele Norte Leste Participacoes S.A.	26
5,001		Tele Norte Leste Participacoes S.A.	89
401,822	e	Tele2 AB (B Shs)	4,304
1,300	*	Telecom Argentina S.A.	17
3,912,373	e	Telecom Corp of New Zealand Ltd	16,014
13,359,059		Telecom Italia S.p.A.	38,764
5,876,166		Telecom Italia S.p.A. (RNC)	14,521
8,045,672		Telefonica S.A.	120,621
7,704		Telefonica S.A. (Spon ADR)	347
9,500		Telefonos de Mexico S.A. de C.V.	230
204,671		Telefonos de Mexico S.A. de C.V.	253
498,022		Telekom Austria AG.	11,161
15,000		Telekom Malaysia Bhd	38
12,198		Telekomunikacja Polska S.A.	88
1,340,923	e	Telenor ASA	13,120
1		Telephone & Data Systems, Inc	0	^
551,479		Telephone and Data Systems, Inc (Non-Vote)	19,870
4,319	*	Telesp Celular Participacoes S.A.	16
791,300		Television Broadcasts Ltd	4,205
12,122,976		TeliaSonera AB	65,043
1,300		Telkom S.A. Ltd	113
4,258		Telkom S.A. Ltd	91
201,643	e*	Telkonet, Inc	837
2,298,499		Telstra Corp Ltd	6,626
307,296		TELUS Corp	12,590
532,323		TELUS Corp (Non-Vote)	21,267
155,341	e*	Terremark Worldwide, Inc	722
72,980	*	THUS Group plc	19
101,343	e*	Tiscali S.p.A.	320

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

444,763	e*	TiVo, Inc	$2,277
142,300		Tokyo Broadcasting System, Inc	3,858
6,553		Turkcell Iletisim Hizmet A.S.	40
8,100		Turkcell Iletisim Hizmetleri AS (ADR)	124
531	e	TV Asahi Corp	1,318
18,974		TV Azteca S.A. de C.V.	13
466,676	*	Ubiquitel, Inc	4,615
1,532,593	e*	Univision Communications, Inc (Class A)	45,043
1,500	v	Uralsvyazinform (ADR)	10
155,497	*	US Cellular Corp	7,682
173,210		USA Mobility, Inc	4,801
264,331	e	Valor Communications Group, Inc	3,013
18,125,814		Verizon Communications, Inc	545,950
1,038		Videsh Sanchar Nigam Ltd	9
4,600	e	Videsh Sanchar Nigam Ltd (ADR)	78
1,100	*	Vimpel-Communications (Spon ADR)	49
3,145,150		Vivendi Universal S.A.	98,163
222,921		Vivendi Universal S.A. (Spon ADR)	7,006
127,880,462		Vodafone Group plc	275,521
2,518,560		Vodafone Group plc (Spon ADR)	54,073
467	*	Wavecom S.A.	6
170,700	*	West Corp	7,195
358,989	*	Wireless Facilities, Inc	1,831
53,692	e*	WorldSpace, Inc	779
1,259,704	e*	XM Satellite Radio Holdings, Inc	34,365
11,803	*	Young Broadcasting, Inc (Class A)	31
3,570		ZEE Telefilms Ltd	12

		TOTAL COMMUNICATIONS	5,026,444

DEPOSITORY INSTITUTIONS - 11.34%
104,599		1st Source Corp	2,631
363,000	e	77 Bank Ltd	2,756
3,469,721	e	ABN AMRO Holding NV	90,408
81,969	*	ACE Cash Express, Inc	1,914
5,104		Adelaide Bank Ltd	48
7,807		African Bank Investments Ltd	30
5,400	*	Akbank T.A.S. (ADR)	88
11,084		Akbank TAS	90
83,743		Alabama National Bancorp	5,423
1,032,570		Allied Irish Banks plc	21,984
471,495		Allied Irish Banks plc (United Kingdom)	10,100
488,726		Alpha Bank S.A.	14,239
316		Amagerbanken a/s	67
151,785	e	Amcore Financial, Inc	4,616
63,458	*	AmericanWest Bancorp	1,500
69,083		Ameris Bancorp	1,371
49,582		Ames National Corp	1,275
21,700		AMMB Holdings Bhd	14
1,868,459		AmSouth Bancorp	48,972
142,898		Anchor Bancorp Wisconsin, Inc	4,336

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

56,005		Arrow Financial Corp	$1,465
654,986		Associated Banc-Corp	21,320
459,684		Astoria Financial Corp	13,515
3,012,313	e	Australia & New Zealand Banking Group Ltd	52,922
78,413	*	Banc Corp	895
39,732	e	Banca Antonveneta S.p.A.	1,232
133,311	e	Banca Fideuram S.p.A.	722
7,216,914		Banca Intesa S.p.A.	38,094
1,911,893		Banca Intesa S.p.A. (Rnc)	9,415
502,025	e	Banca Monte dei Paschi di Siena S.p.A.	2,338
482,548	e*	Banca Nazionale del Lavoro S.p.A.	1,585
500		Banca Popolare dell'Etruria e del Lazio	8
2,328,348		Banca Popolare di Milano	25,418
36,858		Bancfirst Corp	2,912
1,183,454		Banche Popolari Unite Scrl	25,853
5,226,077		Banco Bilbao Vizcaya Argentaria S.A.	92,959
304,683		Banco BPI S.A. (Regd)	1,387
8,920		Banco Bradesco S.A.	259
9,800		Banco Bradesco S.A. (Spon ADR)	286
7,688,638		Banco Comercial Portugues S.A. (Regd)	21,131
3,045,600		Banco de Oro Universal Bank	1,952
95,830		Banco Espirito Santo S.A. (Regd)	1,537
10,090		Banco Itau Holding Financeira S.A.	243
10,500		Banco Itau Holding Financeira S.A. (ADR)	252
252,309		Banco Popolare di Verona e Novara Scrl	5,086
783,521		Banco Popular Espanol S.A.	9,519
10,251,049		Banco Santander Central Hispano S.A.	134,822
8,700		Banco Santander Chile S.A. (ADR)	388
10,400		BanColombia S.A. (ADR)	15
47,384	*	Bancorp, Inc	806
517,954		Bancorpsouth, Inc	11,431
47,165		BancTrust Financial Group, Inc	948
22,400		Bangkok Bank PCL (foreign)	63
14,269		Bank Hapoalim Ltd	66
13,662		Bank Leumi Le-Israel	52
478,434		Bank Mutual Corp	5,071
28,365,480		Bank of America Corp	1,309,067
101,000	*	Bank of Communications Co Ltd	46
2,420,975		Bank of East Asia Ltd	7,322
2,002,800	e	Bank of Fukuoka Ltd	17,121
101,876		Bank of Granite Corp	1,888
232,838		Bank of Hawaii Corp	12,000
609,562		Bank of Ireland (Dublin)	9,570
1,070,414		Bank of Ireland (London)	16,793
576,900	e	Bank of Kyoto Ltd	6,965
1,140,041	e	Bank of Montreal	63,436
6,822,128		Bank of New York Co, Inc	217,285
2,183,017	e	Bank of Nova Scotia	86,226
80,000		Bank of Okinawa Ltd	4,067
2,595		Bank of Queensland Ltd	28
61,712	e	Bank of the Ozarks, Inc	2,277
17,000		Bank of the Philippine Islands	17

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

100,500		Bank of the Ryukyus Ltd	$3,338
1,793,600	e	Bank of Yokohama Ltd	14,664
151		Bank Przemyslowo-Handlowy BPH	35
91,500		Bank Rakyat Indonesia	28
16		Bank Sarasin & Compagnie AG.	33
1,017	v*	Bank United Corp (Contingent Payment Rts)	0	^
383		Bank Zachodni WBK S.A.	17
310,678		BankAtlantic Bancorp, Inc (Class A)	4,349
39,609	*	BankFinancial Corp	581
206,401		BankUnited Financial Corp (Class A)	5,484
60,339		Banner Corp	1,883
11,295,570		Barclays plc	118,483
2,879,848		BB&T Corp	120,694
6,300	*	BBVA Banco Frances S.A. (ADR)	45
44,905		Berkshire Hills Bancorp, Inc	1,504
152,211	*	BFC Financial Corp	840
1,639,208		BNP Paribas	132,157
5,824,500		BOC Hong Kong Holdings Ltd	11,193
98,666		BOK Financial Corp	4,482
190,543		Boston Private Financial Holdings, Inc	5,796
155	*	BRE Bank S.A.	8
314,904		Brookline Bancorp, Inc	4,462
45,584		Camden National Corp	1,499
669,859	e	Canadian Imperial Bank of Commerce	43,816
71,712		Capital City Bank Group, Inc	2,459
50,757		Capital Corp of the West	1,647
40,950	*	Capital Crossing Bank	1,368
4,766,362		Capitalia S.p.A.	27,492
65,224		Capitol Bancorp Ltd	2,442
108,580		Capitol Federal Financial	3,577
158,206		Cardinal Financial Corp	1,740
6,692	*	Cardpoint plc	8
97,713		Cascade Bancorp	2,248
95,000		Cathay Financial Holding Co Ltd	172
296,473	e	Cathay General Bancorp	10,655
10,400	e*	Centennial Bank Holdings, Inc	129
58,108		Center Financial Corp	1,462
68,372	*	Central Coast Bancorp	1,692
171,914		Central Pacific Financial Corp	6,175
8,713		Century Bancorp, Inc (Class A)	255
73,000		Chang Hwa Commercial Bank	36
23,330		Charter Financial Corp	833
146,560		Chemical Financial Corp	4,655
978,600		Chiba Bank Ltd	8,200
1,300	*	Chiba Kogyo Bank Ltd	28
10,655,000	*	China Construction Bank	3,710
98,358		Chinatrust Financial Holding Co	78
287,691		Chittenden Corp	8,001
3,500		CIMB Bhd	6
45,000		CITIC International Financial Holdings Ltd	17
34,446,948		Citigroup, Inc	1,671,710
43,273	e	Citizens & Northern Corp	1,109

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

245,008		Citizens Banking Corp	$6,799
9,518		Citizens First Bancorp, Inc	224
55,486		City Bank	1,974
130,995		City Holding Co	4,709
204,750		City National Corp	14,832
81,721		Clifton Savings Bancorp, Inc	822
115,017		Close Brothers Group plc	1,792
100,657	e	Coastal Financial Corp	1,294
70,237	e	CoBiz, Inc	1,280
749,644		Colonial Bancgroup, Inc	17,857
31,886	e	Colony Bankcorp, Inc	797
39,967		Columbia Bancorp	1,649
85,162		Columbia Banking System, Inc	2,431
1,034,882		Comerica, Inc	58,740
33,300		Commerce Asset Holdings Bhd	50
703,376		Commerce Bancorp, Inc	24,203
292,175		Commerce Bancshares, Inc	15,228
24,841		Commercial Bankshares, Inc	879
301,365		Commercial Capital Bancorp, Inc	5,159
4,059		Commercial International Bank	40
2,050,594		Commerzbank AG.	62,937
1,966,143		Commonwealth Bank of Australia	61,657
22,259	*	Community Bancorp	704
192,004		Community Bank System, Inc	4,330
118,193	e	Community Banks, Inc	3,309
93,620		Community Trust Bancorp, Inc	2,879
735,324		Compass Bancshares, Inc	35,509
193,711	e	Corus Bankshares, Inc	10,900
1,256,805		Credit Agricole S.A.	39,448
226,211		Cullen/Frost Bankers, Inc	12,143
273,266		CVB Financial Corp	5,550
2,140	*	Daegu Bank	32
13,000		Daito Bank Ltd	34
1,270,474		Danske Bank a/s	44,603
1,821,723		DBS Group Holdings Ltd	18,077
660,686		Depfa Bank plc	9,734
961,616		Deutsche Bank AG. (Regd)	92,897
493,360	e	Dexia	11,336
151,154		Dime Community Bancshares	2,208
1,489,339		DNB NOR Holding ASA	15,836
182,727	e	Downey Financial Corp	12,497
44,000		E.Sun Financial Holding Co Ltd	28
252,315		East West Bancorp, Inc	9,207
226,719		EFG Eurobank Ergasias S.A.	7,146
76,104	*	Emporiki Bank of Greece S.A.	2,576
41,351		Enterprise Financial Services Corp	938
362,117	e	Erste Bank der Oesterreichischen Sparkassen AG.	20,097
83,292	*	EuroBancshares, Inc	1,180
227,975	*	Euronet Worldwide, Inc	6,338
41,000		Farmers Capital Bank Corp	1,260
121,380		Fidelity Bankshares, Inc	3,969
2,387,972		Fifth Third Bancorp	90,074

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

48,583		Financial Institutions, Inc	$953
1,067,662		Fineco S.p.A.	10,239
68,346		First Bancorp (North Carolina)	1,378
590,930		First Bancorp (Puerto Rico)	7,333
74,121		First Busey Corp (Class A)	1,548
165,713		First Charter Corp	3,921
46,320		First Citizens Bancshares, Inc (Class A)	8,079
360,040		First Commonwealth Financial Corp	4,655
100,684		First Community Bancorp, Inc	5,474
59,227		First Community Bancshares, Inc	1,846
36,924		First Defiance Financial Corp	1,000
183,612		First Financial Bancorp	3,217
119,067		First Financial Bankshares, Inc	4,174
78,469		First Financial Corp (Indiana)	2,119
83,000		First Financial Holding Co Ltd	59
85,163		First Financial Holdings, Inc	2,616
951,900		First Horizon National Corp	36,591
66,539		First Indiana Corp	2,288
105,858		First Merchants Corp	2,752
332,095		First Midwest Bancorp, Inc	11,643
764,169		First Niagara Financial Group, Inc	11,058
36,947		First Oak Brook Bancshares, Inc	1,033
2,583		First of Long Island Corp	109
81,225		First Place Financial Corp	1,953
16,854	*	First Regional Bancorp	1,138
171,009		First Republic Bank	6,329
29,927	e	First South Bancorp, Inc	1,057
85,418		First State Bancorporation	2,049
131,304	*	FirstFed Financial Corp	7,159
386,263		FirstMerit Corp	10,008
47,465		FirstRand Ltd	138
348,307		Flagstar Bancorp, Inc	5,016
106,896		Flushing Financial Corp	1,664
271,924		FNB Corp	4,721
53,444		FNB Corp (Virginia)	1,639
93		Forstaedernes Bank a/s	10
1,951,420		Fortis	62,033
462,027	*	Fortis (Strip Vvpr)	33
140,038	*	Franklin Bank Corp	2,519
425,505		Fremont General Corp	9,884
156,198		Frontier Financial Corp	4,998
12,399	v	Fubon Financial Holding Co Ltd	107
71,000		Fubon Financial Holding Co Ltd	61
1,000		Fukushima Bank Ltd	2
750,740	e	Fulton Financial Corp	13,213
63,326		GB&T Bancshares, Inc	1,356
4,634		German American Bancorp	61
168,225		Glacier Bancorp, Inc	5,055
306,059		Gold Banc Corp, Inc	5,576
1,265,775		Golden West Financial Corp	83,541
62,691		Great Southern Bancorp, Inc	1,731
503,449		Greater Bay Bancorp	12,898

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

38,477		Greene County Bancshares, Inc	$1,053
20,928		Grupo Financiero Banorte S.A. de C.V.	44
4,600	*	Grupo Financiero Galicia S.A. (ADR)	32
914,000		Gunma Bank Ltd	6,753
5,343		Haci Omer Sabanci Holding A.S.	30
212,455		Hancock Holding Co	8,033
1,143,894		Hang Seng Bank Ltd	14,930
226,017		Hanmi Financial Corp	4,037
123,526		Harbor Florida Bancshares, Inc	4,577
159,657		Harleysville National Corp	3,049
6,998,596		HBOS plc	119,307
3,266		HDFC Bank Ltd	51
7,400		HDFC Bank Ltd (ADR)	377
81,802		Heartland Financial USA, Inc	1,775
67,262		Heritage Commerce Corp	1,446
3,000		Hokuetsu Bank Ltd	9
819,600	e	Hokuhoku Financial Group, Inc	3,826
8,500		Hong Leong Bank Bhd	11
73,269		Horizon Financial Corp	1,600
3,971,478		HSBC Holdings plc (Hong Kong)	63,771
11,760,175		HSBC Holdings plc (United Kingdom)	188,366
62,000		Hua Nan Financial Holdings Co Ltd	41
11,641,804		Hudson City Bancorp, Inc	141,099
316,829		Hudson United Bancorp	13,205
1,330,476		Huntington Bancshares, Inc	31,599
52,884		IBERIABANK Corp	2,698
267,338		ICICI Bank Ltd (Spon ADR)	7,699
399,517		Independence Community Bank Corp	15,873
101,069		Independent Bank Corp (Massachusetts)	2,884
139,972		Independent Bank Corp (Michigan)	3,811
304,416		IndyMac Bancorp, Inc	11,878
89,222		Integra Bank Corp	1,904
94,996		Interchange Financial Services Corp	1,639
233,699		International Bancshares Corp	6,861
579		Investec Ltd	25
15,200	*	Investors Bancorp, Inc	168
291,978	e	Investors Financial Services Corp	10,754
152,747		Irwin Financial Corp	3,272
8,018	*	Israel Discount Bank Ltd	300
53,008	*	ITLA Capital Corp	2,590
1,058,914		Joyo Bank Ltd	6,298
23,311,953		JPMorgan Chase & Co	925,251
1,708,391	e	Julius Baer Holding AG.	120,681
1,700	*	Kanto Tsukuba Bank Ltd	38
924,600		Kasikornbank PCL (foreign)	1,691
136,115	e	Kearny Financial Corp	1,661
2,192,938		Keycorp	72,214
173,964		KNBT Bancorp, Inc	2,834
238		Komercni Banka a/s	33
1,365		Komercni Banka AS	64
50,810	*	Kookmin Bank	3,845
13,100	e	Kookmin Bank (Spon ADR)	979

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

104,558	e	Lakeland Bancorp, Inc	$1,537
36,646		Lakeland Financial Corp	1,480
9,500,854		Lloyds TSB Group plc	79,677
342,166		M&T Bank Corp	37,313
57,754		Macatawa Bank Corp	2,101
208,817		MAF Bancorp, Inc	8,641
77,143		Main Street Banks, Inc	2,101
76,810		MainSource Financial Group, Inc	1,371
29,200		Malayan Banking Bhd	86
1,817,545		Marshall & Ilsley Corp	78,227
148,303		MB Financial, Inc	5,250
85,061	e	MBT Financial Corp	1,378
1,412,330		Mediobanca S.p.A.	26,871
2,498,543		Mellon Financial Corp	85,575
48,833		Mercantile Bank Corp	1,880
436,179		Mercantile Bankshares Corp	24,618
10,500		Metropolitan Bank & Trust	6
150,982		Mid-State Bancshares	4,039
60,068		Midwest Banc Holdings, Inc	1,337
14,726		Mitsubishi UFJ Financial Group, Inc	199,624
899,000		Mitsui Trust Holdings, Inc	10,785
2,238	*	Mizrahi Tefahot Bank Ltd	13
21,549		Mizuho Financial Group. Inc	170,888
94,131		Nara Bancorp, Inc	1,674
20,004		NASB Financial, Inc	787
2,343,516	e	National Australia Bank Ltd	55,698
421,729	e	National Bank Of Canada	21,777
246,060		National Bank of Greece S.A.	10,449
3,780,119		National City Corp	126,899
18,822,000		National Finance PCL	6,152
240,036		National Penn Bancshares, Inc	4,573
44,321		NBC Capital Corp	1,054
212,511		NBT Bancorp, Inc	4,588
3,317		Nedbank Group Ltd	52
279,025		NetBank, Inc	2,003
1,176,505	e	New York Community Bancorp, Inc	19,436
643,823	e	NewAlliance Bancshares, Inc	9,361
359,800		Nishi-Nippon City Bank Ltd	2,146
876,656		Nordea Bank AB	9,185
1,850,875		Nordea Bank AB (Sweden)	19,187
3,123,207		North Fork Bancorporation, Inc	85,451
42,246	*	Northern Empire Bancshares	1,000
1,468,357		Northern Trust Corp	76,090
115,335		Northwest Bancorp, Inc	2,452
818		Oak Hill Financial, Inc	27
66,814		OceanFirst Financial Corp	1,521
3,620		OKO Bank	51
381,945		Old National Bancorp	8,265
95,019		Old Second Bancorp, Inc	2,905
66,536		Omega Financial Corp	1,854
238,830		Oriental Financial Group, Inc	2,952
4,161		OTP Bank Rt	135

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

3,525,896		Oversea-Chinese Banking Corp	$14,207
331,502		Pacific Capital Bancorp	11,795
81,861		Park National Corp	8,402
248,641		Partners Trust Financial Group, Inc	2,996
45,711	e	Peapack Gladstone Financial Corp	1,275
62,787		Pennfed Financial Services, Inc	1,157
25,015	*	Pennsylvania Commerce Bancorp, Inc	797
67,819		Peoples Bancorp, Inc	1,935
273,501		People's Bank	8,495
106,711		PFF Bancorp, Inc	3,257
35,202	*	Pinnacle Financial Partners, Inc	879
159,034		Piraeus Bank S.A.	3,395
44,226		Placer Sierra Bancshares	1,226
1,809,365		PNC Financial Services Group, Inc	111,873
1,356,218		Popular, Inc	28,684
50,770	v*	Popular, Inc	8
6,913		Powszechna Kasa Oszczednosci Bank Polski S.A.	62
30,830		Preferred Bank	1,372
81,448		Premierwest Bancorp	1,140
107,049	e	PrivateBancorp, Inc	3,808
87,101		Prosperity Bancshares, Inc	2,503
200,029		Provident Bankshares Corp	6,755
38,358		Provident Financial Holdings	1,009
565,288		Provident Financial Services, Inc	10,464
222,417		Provident New York Bancorp	2,449
95,500		PT Bank Central Asia Tbk	33
21,000		PT Bank Danamon Indonesia Tbk	10
335,500		PT Bank Internasional Indonesia Tbk	5
106,000		PT Bank Mandiri Persero Tbk	18
18,100		Public Bank Bhd	31
2,000	*	Pusan Bank	26
27,785	*	QC Holdings, Inc	320
312,844		R & G Financial Corp (Class B)	4,130
2,248,194		Regions Financial Corp	76,798
60,191		Renasant Corp	1,904
51,028		Republic Bancorp, Inc (Class A) (Kentucky)	1,095
461,505		Republic Bancorp, Inc (Michigan)	5,492
13,378	*	Resona Holdings, Inc	53,838
11,500		RHB Capital Bhd	7
580		Roskilde Bank	91
28,683		Royal Bancshares of Pennsylvania (Class A)	664
1,284,021	e	Royal Bank of Canada	99,818
67,800	*	Royal Bank Of Canada (New York)	5,287
6,613,038		Royal Bank of Scotland Group plc	199,244
153,875		S&T Bancorp, Inc	5,666
69,092		S.Y. Bancorp, Inc	1,729
83,331		Sandy Spring Bancorp, Inc	2,907
1,538,580	e	Sanpaolo IMI S.p.A.	23,974
55,906		Santander BanCorp	1,404
51,196		SCBT Financial Corp	1,711
70,510		Seacoast Banking Corp of Florida	1,618
51,522		Security Bank Corp	1,200

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

5,309,000		Shin Kong Financial Holding Co Ltd	$4,130
3,300		Shinhan Financial Group Co Ltd	269
3,790	*	Shinhan Financial Group Co Ltd	154
1,840,600	e	Shinsei Bank Ltd	10,635
646,962		Shizuoka Bank Ltd	6,479
13,500		Siam Commercial Bank PCL	17
31,111	e	Sierra Bancorp	709
60,880	*	Signature Bank	1,709
98,276		Simmons First National Corp (Class A)	2,722
39,573		SinoPac Financial Holdings Co Ltd	19
877,318		Skandinaviska Enskilda Banken AB (A Shs)	18,024
482,988		Sky Financial Group, Inc	13,437
959,791		Societe Generale (A Shs)	117,627
63,900		Sound Federal Bancorp, Inc	1,221
420,480		South Financial Group, Inc	11,580
64,174	e	Southside Bancshares, Inc	1,296
84,498		Southwest Bancorp, Inc	1,690
2,174,608		Sovereign Bancorp, Inc	47,015
2,541		Sparebanken Midt-Norge	29
2,032		Sparebanken Nord-Norge	47
20,610		Standard Bank Group Ltd	246
56,269		State Bancorp, Inc	942
5,769		State Bank of India Ltd	291
1,700	*	State National Bancshares, Inc	45
1,455,089		State Street Corp	80,670
93,785		Sterling Bancorp	1,850
283,516		Sterling Bancshares, Inc	4,378
164,462		Sterling Financial Corp (Pennsylvania)	3,256
266,111		Sterling Financial Corp (Spokane)	6,648
82,891	e	Suffolk Bancorp	2,799
8,419		Sumitomo Mitsui Financial Group, Inc	89,162
3,587,709		Sumitomo Trust & Banking Co Ltd	36,628
55,244		Summit Bancshares, Inc	993
28,238	e	Summit Financial Group, Inc	649
64,164	*	Sun Bancorp, Inc (New Jersey)	1,267
2,711,830		SunTrust Banks, Inc	197,313
480,300		Suruga Bank Ltd	6,051
287,554		Susquehanna Bancshares, Inc	6,809
244,217	e*	SVB Financial Group	11,439
262,583	e	Svenska Handelsbanken	6,483
881,408		Svenska Handelsbanken AB (A Shs)	21,818
4,661		Sydbank a/s	111
1,559,165		Synovus Financial Corp	42,113
41,745		Taylor Capital Group, Inc	1,687
657,427		TCF Financial Corp	17,843
373,511	e	TD Banknorth, Inc	10,850
94,843	*	Texas Capital Bancshares, Inc	2,125
267,412		Texas Regional Bancshares, Inc (Class A)	7,568
147,168		TierOne Corp	4,328
1,900		Tokyo Tomin Bank Ltd	74
41,551		Tompkins Trustco, Inc	1,862
15,339	e	Toronto-Dominion Bank	808

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

70,771		Trico Bancshares	$1,655
469,522		Trustco Bank Corp NY	5,832
308,909		Trustmark Corp	8,486
16,675	*	Turkiye Garanti Bankasi A.S.	61
17,850	v*	Turkiye Garanti Bankasi AS (ADR)	58
3,152,997	*	Turkiye Vakiflar Bankasi Tao	16,681
2,232,253		UBS AG. (Regd)	211,886
560,123		UCBH Holdings, Inc	10,015
114,222		UMB Financial Corp	7,300
336,244		Umpqua Holdings Corp	9,593
2,400		Unibanco - Uniao de Bancos Brasileiros S.A.	153
9,095		Unibanco - Uniao de Bancos Brasileiros S.A. (Units)	114
32,570,249	e	UniCredito Italiano S.p.A	223,594
58,027		Union Bankshares Corp	2,501
406,995		UnionBanCal Corp	27,969
237,177		United Bankshares, Inc	8,358
172,660		United Community Banks, Inc	4,603
158,410		United Community Financial Corp	1,871
2,361	*	United Financial Bancorp, Inc	27
1,739,361		United Overseas Bank Ltd	15,272
33,558	e	United Security Bancshares	900
69,452		Univest Corp of Pennsylvania	1,686
125,963		Unizan Financial Corp	3,346
13,851,653		US Bancorp	414,026
60,240		USB Holding Co, Inc	1,305
6,379		UTI Bank Ltd	41
1,957		UTI Bank Ltd	13
117		Valiant Holding	10
659,042		Valley National Bancorp	15,883
52,240	e	Vineyard National Bancorp	1,611
53,211	*	Virginia Commerce Bancorp	1,548
43,230		Virginia Financial Group, Inc	1,558
923		Vontobel Holding AG.	28
941,668	e	W Holding Co, Inc	7,750
9,500,182		Wachovia Corp	502,180
397,928		Washington Federal, Inc	9,148
7,289,785		Washington Mutual, Inc	317,106
76,121		Washington Trust Bancorp, Inc	1,993
240,472		Webster Financial Corp	11,278
12,123,084		Wells Fargo & Co	761,693
108,737		WesBanco, Inc	3,307
97,556	e	West Bancorporation, Inc	1,824
105,460		West Coast Bancorp	2,789
211,935		Westamerica Bancorporation	11,247
13,000	*	Western Alliance Bancorp	388
43,532	*	Western Sierra Bancorp	1,584
29,854		Westfield Financial, Inc	717
2,944,205		Westpac Banking Corp	49,134
274,154		Whitney Holding Corp	7,556
296,564		Wilmington Trust Corp	11,539
95,134		Wilshire Bancorp, Inc	1,635
398,500		Wing Hang Bank Ltd	2,868

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

162,516	e	Wintrust Financial Corp	$8,922
44,554		WSFS Financial Corp	2,729
5,986	*	Yapi ve Kredi Bankasi	28
52,179		Yardville National Bancorp	1,808
552,607		Zions Bancorporation	41,755

		TOTAL DEPOSITORY INSTITUTIONS	13,134,786

EATING AND DRINKING PLACES - 0.73%
90,072		AFC Enterprises	1,362
354,811	e	Applebees International, Inc	8,015
616,783	e	Aramark Corp (Class B)	17,134
54,635	e	Autogrill S.p.A.	746
76,565	*	BJ's Restaurants, Inc	1,750
203,548		Bob Evans Farms, Inc	4,694
3,035,814	e	Brinker International, Inc	117,365
49,644	e*	Buffalo Wild Wings, Inc	1,649
24,000		Cafe de Coral Holdings Ltd	29
106,821	*	California Pizza Kitchen, Inc	3,415
320,778		CBRL Group, Inc	11,275
312,699	*	CEC Entertainment, Inc	10,644
573,473		CKE Restaurants, Inc	7,748
19,313,789		Compass Group plc	73,111
17,091		Cremonini S.p.A	41
1,183,338		Darden Restaurants, Inc	46,008
118,354	*	Dave & Buster's, Inc	2,084
497,214		Domino's Pizza, Inc	12,033
800		Doutor Coffee Co Ltd	17
826,757		Enterprise Inns plc	13,313
138,777		IHOP Corp	6,510
267,269	*	Jack in the Box, Inc	9,336
8,000		Jollibee Foods Corp	6
346,548	e*	Krispy Kreme Doughnuts, Inc	1,989
145,268		Landry's Restaurants, Inc	3,880
116,877		Lone Star Steakhouse & Saloon, Inc	2,775
132,041	*	Luby's, Inc	1,756
7,086		Luminar plc	59
70,741	*	McCormick & Schmick's Seafood Restaurants, Inc	1,599
6,776,698		McDonald's Corp	228,510
1,477,311		Mitchells & Butlers plc	10,601
6,500		MOS Food Services Inc	95
172,573	*	O'Charleys, Inc	2,677
268,086		Outback Steakhouse, Inc	11,155
138,940	*	Papa John's International, Inc	8,241
257,740	*	PF Chang's China Bistro, Inc	12,792
678,569		Punch Taverns plc	9,890
223,911	*	Rare Hospitality International, Inc	6,805
77,136	e*	Red Robin Gourmet Burgers, Inc	3,931
3,000		Royal Holdings Co Ltd	46
379,578	e	Ruby Tuesday, Inc	9,827
46,921	*	Ruth's Chris Steak House, Inc	849

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

283,439	*	Ryan's Restaurant Group, Inc	$3,418
57,400		Skylark Co Ltd	914
43,405		Sodexho Alliance S.A.	1,782
262,031	*	Sonic Corp	7,730
5,082		TelePizza S.A.	11
239,540	*	Texas Roadhouse, Inc (Class A)	3,725
675,020	*	The Cheesecake Factory, Inc	25,239
123,597	*	The Steak N Shake Co	2,095
77,354	e	Triarc Cos (Class A)	1,295
131,195		Triarc Cos (Class B)	1,948
495,809		Wendy's International, Inc	27,398
3,066		Wetherspoon (J.D.) plc	18
239,592		Whitbread plc	3,903
2,079,443		Yum! Brands, Inc	97,484

		TOTAL EATING AND DRINKING PLACES	842,722

EDUCATIONAL SERVICES - 0.12%
768,664	*	Apollo Group, Inc (Class A)	46,473
49,600		Benesse Corp	1,736
698,407	*	Career Education Corp	23,550
518,564	*	Corinthian Colleges, Inc	6,109
330,312	*	DeVry, Inc	6,606
87,921	*	Educate, Inc	1,037
465,330	*	Education Management Corp	15,593
203,077	*	ITT Educational Services, Inc	12,004
220,121	*	Laureate Education, Inc	11,558
55,464	*	Learning Tree International, Inc	712
19,201	*	Lincoln Educational Services Corp	274
1,000		Raffles Education Corp Ltd	1
282		Riso Kyoiku Co Ltd	20
84,919		Strayer Education, Inc	7,957
112,823	e*	Universal Technical Institute, Inc	3,491

		TOTAL EDUCATIONAL SERVICES	137,121

ELECTRIC, GAS, AND SANITARY SERVICES - 3.61%
18,657		AEM Torino S.p.A	45
4,356,134	*	AES Corp	68,958
370,318		AGL Resources, Inc	12,891
180,105		Alinta Ltd	1,473
2,751,615	e*	Allegheny Energy, Inc	87,089
141,194		Allete, Inc	6,213
558,132		Alliant Energy Corp	15,650
1,120,984	e*	Allied Waste Industries, Inc	9,797
1,076,741		Ameren Corp	55,172
64,621		American Ecology Corp	932
1,929,945		American Electric Power Co, Inc	71,582
78,847		American States Water Co	2,428
614,739		Aqua America, Inc	16,782

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

2,093,786	*	Aquila, Inc	$7,538
387,015		Atmos Energy Corp	10,124
93,000		AU Optronics Corp	139
798,302		Australian Gas Light Co Ltd	10,066
491,340		Avista Corp	8,702
386	e*	Beacon Power Corp	1
415,127		BKW FMB Energie AG.	27,718
173,617		Black Hills Corp	6,009
101,880		California Water Service Group	3,895
912,849	b,e*	Calpine Corp	190
647,906		Caltex Australia Ltd	9,211
101,678		Cascade Natural Gas Corp	1,984
106,351	*	Casella Waste Systems, Inc (Class A)	1,360
1,440,327	e	Centerpoint Energy, Inc	18,508
82,932		Central Vermont Public Service Corp	1,494
3,672,940		Centrica plc	16,063
3,540		CEZ A.S.	106
87,210		CH Energy Group, Inc	4,003
18,000		China Resources Power Holdings Co	10
984,329	e	Chubu Electric Power Co, Inc	23,434
1,400		Cia Energetica de Minas Gerais	52
1,012,364		Cinergy Corp	42,985
143,906	*	Clean Harbors, Inc	4,146
310,482		Cleco Corp	6,474
2,226,145		CLP Holdings Ltd	12,920
1,723,689	*	CMS Energy Corp	25,011
51,518		Connecticut Water Service, Inc	1,263
1,389,085	e	Consolidated Edison, Inc	64,356
1,332,041		Constellation Energy Group, Inc	76,726
316,683		Contact Energy Ltd	1,430
634,913	*	Covanta Holding Corp	9,562
15,701		Crosstex Energy, Inc	990
4,528	*	Dogan Sirketler Grubu Holdings	15
2,297,114		Dominion Resources, Inc	177,337
1,267,142		DPL, Inc	32,958
1,035,783		DTE Energy Co	44,735
5,144,225		Duke Energy Corp	141,209
440,354		Duquesne Light Holdings, Inc	7,187
73,964	*	Duratek, Inc	1,104
3,044,266	e*	Dynegy, Inc (Class A)	14,734
992,681		E.ON AG.	102,326
2,561,383	e	Edison International	111,702
3,762,928		El Paso Corp	45,757
322,945	*	El Paso Electric Co	6,795
319,500	e	Electric Power Development Co	10,963
155,347		Empire District Electric Co	3,158
54		Enagas	1
497,445	*	Enbridge, Inc	15,475
2,047,956		Endesa S.A.	53,676
3,430,874		Enel S.p.A.	26,851
554,977		Energen Corp	20,157
831,424		Energias de Portugal S.A.	2,550

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

4,253		Energy Developments Ltd	$13
942,735		Energy East Corp	21,494
43,676		EnergySouth, Inc	1,170
1,166,813		Entergy Corp	80,102
3,818,691		Exelon Corp	202,925
1,576,394		First Philippine Holdings Corp	1,456
2,682,701		FirstEnergy Corp	131,425
3,306,980		FPL Group, Inc	137,438
82,996		Gas Natural SDG S.A.	2,316
358,249	e	Great Plains Energy, Inc	10,017
38,000		Guangdong Investments Ltd	14
353,064	e	Hawaiian Electric Industries, Inc	9,144
582,200	e	Hokkaido Electric Power Co, Inc	11,838
7,552,199		Hong Kong & China Gas Ltd	16,120
1,058,011		Hong Kong Electric Holdings Ltd	5,240
5,600	e	Huaneng Power International, Inc	147
52,000		Huaneng Power International, Inc	34
1,343,897		Iberdrola S.A.	36,602
227,092		Idacorp, Inc	6,654
5,755,079		International Power plc	23,663
17,880		ITC Holdings Corp	502
1,495,903		Kansai Electric Power Co, Inc	32,128
165,710		Kelda Group plc	2,202
869,358		KeySpan Corp	31,027
468,106		Kinder Morgan, Inc	43,042
22,200		Korea Electric Power Corp	433
4,330	*	Korea Electric Power Corp	162
595,104		Kyushu Electric Power Co, Inc	12,907
162,992		Laclede Group, Inc	4,761
786		Lassila & Tikanoja Oyj	14
7,300		Malakoff Bhd	16
30,250		Markwest Hydrocarbon, Inc	666
806,770		MDU Resources Group, Inc	26,414
162,339		Metal Management, Inc	3,776
110,072		MGE Energy, Inc	3,733
72,130		Middlesex Water Co	1,251
3,088,000		MMC Corp Bhd	1,626
670		Munters AB	18
464,176		National Fuel Gas Co	14,478
4,761,464		National Grid plc	46,471
258,503		New Jersey Resources Corp	10,829
360,679	e	Nicor, Inc	14,178
1,534,778		NiSource, Inc	32,015
1,087,212		Northeast Utilities	21,407
170,898		Northwest Natural Gas Co	5,841
247,196		NorthWestern Corp	7,680
913,482	e*	NRG Energy, Inc	43,043
511,135		NSTAR	14,670
7,833		Oest Elektrizitatswirts (A Shs)	2,784
621,399		OGE Energy Corp	16,647
600		Okinawa Electric Power Co, Inc	33
497,545		Oneok, Inc	13,250

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

49,155		Ormat Technologies, Inc	$1,285
6,190,445	e	Osaka Gas Co Ltd	21,346
189,088		Otter Tail Corp	5,480
282,964		Peoples Energy Corp	9,924
944,785		Pepco Holdings, Inc	21,135
6,000		Petronas Gas Bhd	15
1,270,817	*	Petronet LNG Ltd	1,858
2,800,150		PG&E Corp	103,942
57,511	*	Pico Holdings, Inc	1,855
384,463		Piedmont Natural Gas Co, Inc	9,289
40,176	*	Pike Electric Corp	652
427,992		Pinnacle West Capital Corp	17,697
236,642	e*	Plug Power, Inc	1,214
312,582		PNM Resources, Inc	7,655
2,083,384		PPL Corp	61,251
496,039	v*	Progress Energy Inc (Cvo)	5
1,435,764		Progress Energy, Inc	63,059
30,000		PT Perusahaan Gas Negara	21
1,712,414		Public Service Enterprise Group, Inc	111,256
489,247		Puget Energy, Inc	9,990
15,251		Puma AG. Rudolf Dassler Sport	4,434
508,618		Questar Corp	38,502
947		Reliance Energy Ltd	13
1,513,840	*	Reliant Energy, Inc	15,623
867,581		Republic Services, Inc	32,578
109,088		Resource America, Inc (Class A)	1,860
733,416	e	RWE AG.	54,112
9,890		Sasol Ltd	353
193,300		Sasol Ltd (Spon ADR)	6,889
627,071		SCANA Corp	24,694
1,525,234		Scottish & Southern Energy plc	26,551
855,030		Scottish Power plc	7,978
2,150,449		SembCorp Industries Ltd	3,544
1,738,966		Sempra Energy	77,975
162,977		Severn Trent plc	3,033
1,063,669	*	Sierra Pacific Resources	13,870
36,173		SJW Corp	1,646
454,765		Snam Rete Gas S.p.A.	1,863
275,455		Sociedad General de Aguas de Barcelona S.A.	5,848
9,144,500	e*	Sojitz Holdings Corp	54,233
157,998		South Jersey Industries, Inc	4,604
3,905,845		Southern Co	134,869
460,152	*	Southern Union Co	10,873
335,609		Southwest Gas Corp	8,860
118,452		Southwest Water Co	1,695
192,873	*	Stericycle, Inc	11,356
149,456	*	Suez S.A.	2
1,586,418	e	Suez S.A.(France)	49,214
1,202,830		TECO Energy, Inc	20,665
13,100		Tenaga Nasional Bhd	34
331,000	e	Tohoku Electric Power Co, Inc	6,730
1,276,641		Tokyo Electric Power Co, Inc	30,989

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,711,957		Tokyo Gas Co Ltd	$7,600
492,356	e	TransAlta Corp	10,710
2,886,650		TXU Corp	144,881
502,144		UGI Corp	10,344
104,356		UIL Holdings Corp	4,799
3,700	v	Unified Energy System	154
369,746		Union Fenosa S.A.	13,708
271,850		Unisource Energy Corp	8,482
406,012		United Utilities plc	4,677
238,700	*	Vector Ltd	426
362,428		Vectren Corp	9,844
225,647	e	Veolia Environnement	10,178
296,012	*	Waste Connections, Inc	10,201
31,159		Waste Industries USA, Inc	401
156,200		Waste Management NZ Ltd	652
321,786	e*	Waste Services, Inc	1,072
415,763		Westar Energy, Inc	8,939
291,450		Western Gas Resources, Inc	13,724
268,873		WGL Holdings, Inc	8,082
2,965,767		Williams Cos, Inc	68,717
630,277		Wisconsin Energy Corp	24,619
190,654		WPS Resources Corp	10,545
1,922,463		Xcel Energy, Inc	35,489

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,182,651

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.11%
3,414,000	*	AAC Acoustic Technology Holdings, Inc	2,091
144,422	*	Actel Corp	1,838
269,969		Acuity Brands, Inc	8,585
688,218	*	Adaptec, Inc	4,005
725,903	*	ADC Telecommunications, Inc	16,217
77,364	*	Advanced Analogic Technologies, Inc	1,071
245,595	*	Advanced Energy Industries, Inc	2,905
1,829,836	e*	Advanced Micro Devices, Inc	55,993
562,948	*	Aeroflex, Inc	6,052
836,799	*	Agere Systems, Inc	10,795
2,094,468	e*	Alcatel S.A.	25,866
136,132	e*	Alcatel S.A. (Spon ADR)	1,688
587,739		Alliance One International, Inc	2,292
69,748	*	Alliance Semiconductor Corp	181
3,400		Alpine Electronics, Inc	46
133,000		Alps Electric Co Ltd	1,851
1,673,096	*	Altera Corp	31,002
760,441		American Power Conversion Corp	16,730
150,998	e*	American Superconductor Corp	1,188
314,794		Ametek, Inc	13,391
223,809	*	AMIS Holdings, Inc	2,384
614,444	e*	Amkor Technology, Inc	3,441
714,350		Amphenol Corp (Class A)	31,617
3,216,731		Analog Devices, Inc	115,384

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

800,177	*	Andrew Corp	$8,586
80,001	*	Applica, Inc	126
1,862,930	*	Applied Micro Circuits Corp	4,788
60,569		Applied Signal Technology, Inc	1,375
1,867		Arcelik A.S.	13
1,436,343		ARM Holdings plc	2,984
709,290	*	Arris Group, Inc	6,717
218,209	*	Artesyn Technologies, Inc	2,248
950,854	e*	ASML Holding NV	18,955
65,387		Asustek Computer, Inc	200
948,000		Asustek Computer, Inc	2,915
178,072	*	Atheros Communications, Inc	2,315
454,319	*	ATI Technologies, Inc	7,701
7,764,452	*	Atmel Corp	23,992
201,814	e*	ATMI, Inc	5,645
16,786		AU Optronics Corp (ADR)	252
3,411,760	*	Austar United Communications Ltd	2,966
168,500	e	Avex Group Holdings, Inc	4,326
257,161		AVX Corp	3,724
3		Axell Corp	13
163,806		Baldor Electric Co	4,202
10,956	e	Bang & Olufsen a/s	1,123
10,557		Barco NV	791
88,346		Bel Fuse, Inc (Class B)	2,809
258,537	*	Benchmark Electronics, Inc	8,695
1,737,031	*	Broadcom Corp (Class A)	81,901
340,746	e*	Broadwing Corp	2,062
17,789,450	a*	Brocade Communications Systems, Inc	72,403
227,796		C&D Technologies, Inc	1,736
74,258	*	Catapult Communications Corp	1,098
372,666	*	CCE Spinco, Inc	4,882
259,766	*	C-COR, Inc	1,262
273,657	*	Celestica, Inc	2,891
142,779	e*	Ceradyne, Inc	6,254
9,922	*	Ceva, Inc	62
1,336,000	*	Chartered Semiconductor Manufacturing Ltd	1,045
211,537	*	Checkpoint Systems, Inc	5,214
15,251	e*	China Energy Savings Technology, Inc	127
7,877,424	*	Ciena Corp	23,396
42,974,803	*	Cisco Systems, Inc	735,729
900		CMK Corp	20
68,659	*	Color Kinetics, Inc	988
5,207		Computacenter plc	23
164,184	*	Comtech Telecommunications Corp	5,014
1,365,371	*	Comverse Technology, Inc	36,305
3,038,763	*	Conexant Systems, Inc	6,868
332,362	e*	Cree, Inc	8,389
226,218		CTS Corp	2,502
83,508	e	Cubic Corp	1,667
426,449	*	Cymer, Inc	15,143
1,862,995	e*	Cypress Semiconductor Corp	26,548
157,000	e	Dainippon Screen Manufacturing Co Ltd	1,313

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

24,000		Datang International Power Generation Co Ltd	$18
22,000		Delta Electronics, Inc	45
107,697	*	Diodes, Inc	3,344
328,641	*	Ditech Communications Corp	2,744
291,052	*	Dolby Laboratories, Inc (Class A)	4,962
163,181	*	DSP Group, Inc	4,089
111,704	*	DTS, Inc	1,653
827,793	e*	Eagle Broadband, Inc	75
1,100		Eizo Nanao Corp	42
164,614	*	Electro Scientific Industries, Inc	3,975
492,481		Electrolux AB (Series B)	12,778
206,046	*	Emcore Corp	1,529
2,613,374		Emerson Electric Co	195,219
21,851	*	Emerson Radio Corp	67
759,729		EMI Group plc	3,163
45,191	e*	EndWave Corp	532
337,367	*	Energizer Holdings, Inc	16,798
133,984	e*	Energy Conversion Devices, Inc	5,460
483,000	*	Energy Support Corp	1,575
277,451	*	EnerSys	3,618
600		Eneserve Corp	14
30,157,720		Ericsson (LM) (B Shs)	103,449
35,581	*	ESS Technology, Inc	122
248,864	e*	Evergreen Solar, Inc	2,650
250,048	*	Exar Corp	3,131
2,469,952	*	Fairchild Semiconductor International, Inc	41,767
274,130		Fanuc Ltd	23,249
1,086,407	e*	Finisar Corp	2,260
371,081		Fisher & Paykel Appliances Holdings Ltd	877
758,290		Fisher & Paykel Healthcare Corp	1,962
6,000		Foxconn Technology Co Ltd	30
136,091		Franklin Electric Co, Inc	5,381
2,425,850	*	Freescale Semiconductor, Inc (Class B)	61,059
18,570	*	FSI International, Inc	85
272,900	e*	FuelCell Energy, Inc	2,311
637,000		Fuji Electric Holdings Co Ltd	3,373
300,000		Fujitsu Access Ltd	2,186
1,310,584	*	Gemstar-TV Guide International, Inc	3,421
68,296,989		General Electric Co	2,393,809
177,074	*	Genlyte Group, Inc	9,486
250,000		Geodesic Information Systems Ltd	1,269
176,215		Germanos S.A.	2,972
2,803	*	GFI Informatique	21
606,096	*	Glenayre Technologies, Inc	1,970
572,400	e*	GrafTech International Ltd	3,560
119,583	*	Greatbatch, Inc	3,110
666		Groupe Steria SCA	33
17,000	*	GS Yuasa Corp	50
9,600		Hana Microelectronics PCL	6
409,141		Harman International Industries, Inc	40,034
498,085	*	Harmonic, Inc	2,416
971,124		Harris Corp	41,768

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

302,114	*	Hexcel Corp	$5,453
3,000		High Tech Computer Corp	56
58,120		Hirose Electric Co Ltd	7,746
124,900		Hitachi Chemical Co Ltd	3,302
4,613,994		Hitachi Ltd	31,078
647,400		Hitachi Maxell Ltd	8,244
18,800	*	Hittite Microwave Corp	435
58,592		Hon Hai Precision Industry Co, Ltd	321
52,485		Hon Hai Precision Industry Co, Ltd (GDR)	604
6,214,060		Honeywell International, Inc	231,474
104,000		Horiba Ltd	2,996
4,000		Hosiden Corp	49
828,380		Hoya Corp	29,758
155,760	*	Hutchinson Technology, Inc	4,431
320,500	e	IBIDEN CO LTD	17,161
1,300	*	Ikanos Communications, Inc	19
275,687		Imation Corp	12,701
1,187,067	*	Infineon Technologies AG.	10,824
4,100		Information Services International-Dentsu Ltd	58
1,196,383	*	Integrated Device Technology, Inc	15,768
231,353	*	Integrated Silicon Solutions, Inc	1,490
40,619,485		Intel Corp	1,013,862
327,663	*	Interdigital Communications Corp	6,003
206,844	e*	International DisplayWorks, Inc	1,229
302,388	*	International Rectifier Corp	9,646
862,203		Intersil Corp (Class A)	21,452
130,095		Inter-Tel, Inc	2,546
239,422	*	InterVoice, Inc	1,906
76,673		Intracom S.A.	506
226,918	*	IXYS Corp	2,653
4,900		Japan Digital Laboratory Co Ltd	62
15,909,069	*	JDS Uniphase Corp	37,545
14,000		Jurong Technologies Industrial Corp Ltd	15
536,792	*	Kemet Corp	3,795
2,942,351		Koninklijke Philips Electronics NV	91,105
179	*	Koor Industries Ltd	10
3,900	*	Koor Industries Ltd (Spon ADR)	43
47,383		Kudelski S.A. (Br)	1,404
207,198		Kyocera Corp	15,097
857,866		L-3 Communications Holdings, Inc	63,782
1,999		Laird Group plc	14
685,050	*	Lattice Semiconductor Corp	2,959
169,215	*	Leadis Technology, Inc	871
85,250	*	LG Electronics, Inc	7,531
77,511	*	Lifeline Systems, Inc	2,834
226,956		Lincoln Electric Holdings, Inc	9,001
2,009,983		Linear Technology Corp	72,500
38,760		Lite-On Technology Corp	53
159,537	*	Littelfuse, Inc	4,347
112,203		LSI Industries, Inc	1,757
1,849,988	*	LSI Logic Corp	14,800
26,074,077	e*	Lucent Technologies, Inc	69,357

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

8,000	e	Mabuchi Motor Co Ltd	$444
265,458	*	Marvell Technology Group Ltd	14,890
2,463,679		Matsushita Electric Industrial Co Ltd	47,487
603,350		Matsushita Electric Industrial Co Ltd (Spon ADR)	11,693
1,195,773		Matsushita Electric Works Ltd	11,164
379,521	*	Mattson Technology, Inc	3,818
1,548,603		Maxim Integrated Products, Inc	56,121
1,704,674	*	Maxtor Corp	11,830
91	*	Maxwell Technologies, Inc	1
461,637		Maytag Corp	8,688
855,746	e*	McData Corp (Class A)	3,252
331,000		MediaTek, Inc	3,900
68,442	e*	Medis Technologies Ltd	1,007
924		Melexis NV	12
612,829	*	MEMC Electronic Materials, Inc	13,586
124,846	*	Mercury Computer Systems, Inc	2,576
68	*	Merix Corp	0	^
239,801		Methode Electronics, Inc	2,391
93,428	*	Metrologic Instruments, Inc	1,799
467,952	*	Micrel, Inc	5,428
924,018		Microchip Technology, Inc	29,707
2,815,736	*	Micron Technology, Inc	37,477
29,890	*	Micronas Semiconductor Holdings, Inc	987
1,119	*	Micronic Laser Systems AB	16
366,987	*	Microsemi Corp	10,151
323,648	*	Microtune, Inc	1,350
70,843	e*	Microvision, Inc	255
900	e	Mimasu Semiconductor Industry Co Ltd	17
345,000		Minebea Co Ltd	1,839
263,581	*	MIPS Technologies, Inc	1,497
9,000	*	Mitsubishi Cable Industries Ltd	20
3,359,000		Mitsubishi Electric Corp	23,763
148,004	e*	Mobility Electronics, Inc	1,430
565,856		Molex, Inc	14,684
103,001	*	Monolithic Power Systems, Inc	1,544
329,204	*	Moog, Inc	9,343
17,826,536	e	Motorola, Inc	402,701
673,494	e*	MRV Communications, Inc	1,381
64,531	*	Multi-Fineline Electronix, Inc	3,108
278,456		Murata Manufacturing Co Ltd	17,836
30,267		National Presto Industries, Inc	1,342
2,845,365		National Semiconductor Corp	73,923
111,200	v*	NCP Litigation Trust	0	^
127,700	e	NEC Electronics Corp	4,187
147,545	e*	Netlogic Microsystems, Inc	4,019
3,113,748	e*	Network Appliance, Inc	84,071
1,000		New Japan Radio Co Ltd	7
776		Nexans S.A.	37
172,000	e	NGK Spark Plug Co Ltd	3,716
293	*	Nice Systems Ltd	14
1,400	*	Nice Systems Ltd (Spon ADR)	67
284,380		Nidec Corp	24,166

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

500		Nihon Dempa Kogyo Co Ltd	$19
1,200		Nihon Unisys Ltd	17
7,000		Nippon Chemi-Con Corp	43
3,000		Nippon Signal Co Ltd	27
307,030		Nitto Denko Corp	23,906
9,414		NKT Holding a/s	430
8,750,944	e	Nokia Oyj	159,478
3,000		Nokia Oyj (Spon ADR)	55
906	*	Nordic Semiconductor ASA	9
8,962,887	*	Nortel Networks Corp	27,238
3,960,589	*	Nortel Networks Corp (U.S.)	12,119
1,108,066	e*	Novellus Systems, Inc	26,727
1,398,278	*	Nvidia Corp	51,121
410,226	e*	Omnivision Technologies, Inc	8,188
268,000		Omron Corp	6,176
1,053,781	*	ON Semiconductor Corp	5,827
353,976		Onex Corp	5,733
409,573	*	Openwave Systems, Inc	7,155
88,970	*	Oplink Communications Inc	1,290
105,413	*	Optical Communication Products, Inc	244
238,000		Origin Electric Co Ltd	1,518
94,053	*	OSI Systems, Inc	1,730
102,498		Park Electrochemical Corp	2,663
214,575	*	Pericom Semiconductor Corp	1,710
237,366	e*	Photronics, Inc	3,575
246,191	e	Pioneer Corp	3,412
261,612	*	Pixelworks, Inc	1,329
316,563		Plantronics, Inc	8,959
374,218	*	Plexus Corp	8,510
147,126	*	PLX Technology, Inc	1,265
1,134,765	*	PMC - Sierra, Inc	8,749
716,095	*	Polycom, Inc	10,956
153,076	e*	Portalplayer, Inc	4,335
42,149	*	Powell Industries, Inc	757
164,055	*	Power Integrations, Inc	3,906
438,461	*	Power-One, Inc	2,640
668,878	*	Powerwave Technologies, Inc	8,408
492,784	*	QLogic Corp	16,020
11,154,105		Qualcomm, Inc	480,519
224,081	e*	Quantum Fuel Systems Technologies Worldwide, Inc	601
555,793	e*	Rambus, Inc	8,998
94,092		Raven Industries, Inc	2,715
32,340	b,e,v*	Read-Rite Corp	0	^
2,077	*	Redflex Holdings Ltd	5
136,790		Regal-Beloit Corp	4,842
122,936		REMEC, Inc	156
337,971	*	Research In Motion Ltd	22,205
2,911		Reunert Ltd	24
1,149,288	*	RF Micro Devices, Inc	6,218
1,179,759		Ricoh Co Ltd	20,641
10,900		Rinnai Corp	258
891,743		Rockwell Collins, Inc	41,439

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

98,638	*	Rogers Corp	$3,865
342,757		Rohm Co Ltd	37,258
980	*	Samsung Electro-Mechanics Co Ltd	37
4,878		Samsung Electronics Co Ltd	1,607
7,657		Samsung Electronics Co Ltd	4,992
366		Samsung Electronics Co Ltd	178
577	*	Samsung SDI Co Ltd	66
506,000		Sanken Electric Co Ltd	8,158
3,838,034	*	Sanmina-SCI Corp	16,350
6,000		Sanyo Denki Co Ltd	34
444,000	e	Sanyo Electric Co Ltd	1,204
341,771		Satyam Computer Services Ltd	5,604
361,563		Schneider Electric S.A.	32,135
787,969	e	Scientific-Atlanta, Inc	33,938
171,411	*	Seachange International, Inc	1,354
460,269	e*	Semtech Corp	8,405
3,024	*	SGL Carbon AG.	50
795,550	e	Sharp Corp	12,092
11,000	e	Shindengen Electric Manufacturing Co Ltd	56
1,100		Shinkawa Ltd	28
250,822	*	Sigmatel, Inc	3,286
614,890	*	Silicon Image, Inc	5,565
387,113	e*	Silicon Laboratories, Inc	14,192
549,910	*	Silicon Storage Technology, Inc	2,777
2,306	*	Silicon-On-Insulator Technologies	37
32,179	e	Siliconware Precision Industries Co	223
34,000		Siliconware Precision Industries Co	48
7,270,786	e*	Sirius Satellite Radio, Inc	48,714
7,304		Sirti S.p.A	20
1,016,207	*	Skyworks Solutions, Inc	5,172
1,208,770	e	Sony Corp	49,363
159,007	e*	Spatialight, Inc	552
120,415		Spectralink Corp	1,429
258,981	*	Spectrum Brands, Inc	5,260
119,401	*	Standard Microsystems Corp	3,426
42,400	e	Stanley Electric Co Ltd	689
1,000		Star Micronics Co Ltd	16
827,927		STMicroelectronics NV	14,815
41,500		Sumco Corp	2,176
38,819	e*	Sunpower Corp	1,319
1,019	*	Suntron Corp	1
65,498	*	Supertex, Inc	2,898
1,067,664	*	Sycamore Networks, Inc	4,612
281,955	*	Symmetricom, Inc	2,388
181,210	e*	Synaptics, Inc	4,480
350,000		Taiwan Semiconductor Manufacturing Co Ltd	666
96,800		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	959
458,060	e	Taiyo Yuden Co Ltd	6,306
2,000		Takaoka Electric Manufacturing Co Ltd	5
2,000		Tamura Taiko Holdings, Inc	17
249,625	e	Tandberg ASA	1,523
235,843		TDK Corp	16,245

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

610		Techem AG.	$27
303,554		Technitrol, Inc	5,191
7,000		Teikoku Tsushin Kogyo Co Ltd	39
320,127	*	Tekelec	4,450
359,772	e	Teleflex, Inc	23,378
248,800		Telefonaktiebolaget LM Ericsson	8,559
2,992,786	*	Tellabs, Inc	32,621
414,108	*	Terayon Communication Systems, Inc	957
8,591,736		Terna S.p.A.	21,130
301,681	*	Tessera Technologies, Inc	7,799
11,960,428		Texas Instruments, Inc	383,571
265,210	*	Thomas & Betts Corp	11,128
238,590		Thomson	4,981
400	*	Three-Five Systems, Inc	0	^
100,000		Tokyo Denpa Co Ltd	1,431
585,447	*	Transwitch Corp	1,071
308,092	*	Trident Microsystems, Inc	5,546
96,885	e*	Tripath Technology, Inc	32
1,039,552	*	Triquint Semiconductor, Inc	4,626
15,020		TT electronics plc	38
300,226	*	TTM Technologies, Inc	2,822
88,583	*	Ulticom, Inc	869
68,366	*	Ultralife Batteries, Inc	820
10,314	*	UMC Japan	3,059
7,452	e*	Unaxis Holding AG. (Regd)	1,119
250,000	e	Uniden Corp	4,861
2,066,000		Unimicron Technology Corp	2,919
145,255	e	United Microelectronics Corp	453
318,000		United Microelectronics Corp	180
102,629	e*	Universal Display Corp	1,079
84,965	*	Universal Electronics, Inc	1,464
86,100	e	Ushio, Inc	2,010
630,019	e*	Utstarcom, Inc	5,078
288,987	e*	Valence Technology, Inc	445
63,654		Valeo S.A.	2,358
226,077	*	Varian Semiconductor Equipment Associates, Inc	9,932
2,000		Varitronix International Ltd	1
347,498		Venture Corp Ltd	2,884
1,613	*	Vestel Elektronik Sanayi	6
115,135	*	Viasat, Inc	3,078
116,244		Vicor Corp	1,838
82,765	*	Virage Logic Corp	818
875,242	*	Vishay Intertechnology, Inc	12,043
1,346,739	e*	Vitesse Semiconductor Corp	2,586
87,524	e*	Volterra Semiconductor Corp	1,313
6,000		Vtech Holdings Ltd	21
533,358	*	Westell Technologies, Inc	2,400
298,309		Whirlpool Corp	24,986
14,000		Wintek Corp	23
3,446		Wipro Ltd	35
2,029,424		Xilinx, Inc	51,162
15,000		Ya Hsin Industrial Co Ltd	15

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,000		Yamaichi Electronics Co Ltd	$16
582,000	e	Yaskawa Electric Corp	5,868
3,833,000		YTL Power International	2,272
513,046	e*	Zhone Technologies, Inc	1,088
320	*	Zix Corp	1
52,782	e*	Zoltek Cos, Inc	463
293,681	*	Zoran Corp	4,761

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,391,004

ENGINEERING AND MANAGEMENT SERVICES - 0.64%
5,388	e*	aaiPharma, Inc	1
126,783	*	Advisory Board Co	6,044
2,906	*	Altran Technologies S.A.	32
305,273		Amec plc	1,800
677,217	e*	Amylin Pharmaceuticals, Inc	27,035
184,522	e*	Antigenics, Inc	878
491,615	*	Applera Corp (Celera Genomics Group)	5,388
296,460	*	Ariad Pharmaceuticals, Inc	1,734
661		Assystem	16
177,589	e*	Axonyx, Inc	147
11,669		Babcock International Group	46
394,343		Balfour Beatty plc	2,410
137	*	Bavarian Nordic a/s	10
607,118		Capita Group plc	4,344
77,583		CDI Corp	2,126
1,021,985	e*	Celgene Corp	66,225
42,294	e*	Ciphergen Biosystems, Inc	50
20,733	*	Cornell Cos, Inc	287
278,336		Corporate Executive Board Co	24,967
58,170	*	CRA International, Inc	2,774
259,205	e*	CuraGen Corp	798
426,381	e*	CV Therapeutics, Inc	10,544
2,310	*	Daewoo Engineering & Construction Co Ltd	31
382,362	*	deCODE genetics, Inc	3,158
296,892	*	DiamondCluster International, Inc	2,357
499,262	*	Digitas, Inc	6,251
152,739	*	Diversa Corp	733
897,584		Downer EDI Ltd	4,727
2		Dream Incubator, Inc	12
30,010	*	Dyax Corp	158
278,749	*	eResearch Technology, Inc	4,209
116,989	*	Essex Corp	1,995
582,846	*	Exelixis, Inc	5,490
51,458	*	Exponent, Inc	1,460
922,973	e	Fluor Corp	71,309
1,708		Fugro NV	55
343,378	*	Gen-Probe, Inc	16,753
99,087	*	Greenfield Online, Inc	581
329,176	*	Harris Interactive, Inc	1,419
304,445	*	Hewitt Associates, Inc	8,528

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

32,558	*	Huron Consulting Group, Inc	$781
373,555	e*	ICOS Corp	10,321
403		IDB Development Corp Ltd	12
501,077	*	Incyte Corp	2,676
47,060	*	Infrasource Services, Inc	616
12,899	e*	iRobot Corp	430
333,261	*	Isis Pharmaceuticals, Inc	1,746
338,688	*	Jacobs Engineering Group, Inc	22,987
304,166		JGC Corp	5,785
140,482	*	Keryx Biopharmaceuticals, Inc	2,057
55,772		Landauer, Inc	2,571
95,155	*	LECG Corp	1,654
479,541	*	Lexicon Genetics, Inc	1,750
207,572	*	Lifecell Corp	3,958
138,149	*	Luminex Corp	1,605
116,740		MAXIMUS, Inc	4,283
157,290	*	Maxygen, Inc	1,181
27,600		Meitec Corp	893
808,970	*	Monogram Biosciences, Inc	1,513
191,788	*	Monogram Biosciences, Inc Rts	121
1,987,174		Moody's Corp	122,052
86,948	*	MTC Technologies, Inc	2,381
236,120	e*	Myriad Genetics, Inc	4,911
266,002	*	Navigant Consulting, Inc	5,847
134,141	e*	Neopharm, Inc	1,447
151,115	*	Neurogen Corp	996
32,405	*	Newtek Business Services, Inc	63
20,082	e	Nichii Gakkan Co	510
146,793	*	Orchid Cellmark, Inc	1,116
1,816,533		Paychex, Inc	69,246
21,000	*	Penta-Ocean Construction Co Ltd	48
151,838	e*	Per-Se Technologies, Inc	3,547
215,573		Pharmaceutical Product Development, Inc	13,355
298,605	*	PRG-Schultz International, Inc	182
5,220	*	Punj Lloyd Ltd	81
892,108		Quest Diagnostics, Inc	45,926
272,702	*	Regeneron Pharmaceuticals, Inc	4,350
272,996	*	Resources Connection, Inc	7,114
223,599	*	Rigel Pharmaceuticals, Inc	1,869
504,892	*	Savient Pharmaceuticals, Inc	1,888
15,401		SBM Offshore NV	1,240
203,329	*	Seattle Genetics, Inc	960
604,327		SembCorp Logistics Ltd	618
133,771	*	Senomyx, Inc	1,621
412,201		Serco Group plc	2,224
110,322	e*	SFBC International, Inc	1,766
499,882	*	Shaw Group, Inc	14,542
2,447,000		Shui On Construction	4,513
11,893		SNC-Lavalin Group, Inc	777
115,284	*	Sourcecorp	2,765
2,571,000	*	STATS ChipPAC Ltd	1,716
174,963	*	Symyx Technologies, Inc	4,775

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

51,036		Sypris Solutions, Inc	$509
41,337	*	Tejon Ranch Co	1,650
295,944	e*	Telik, Inc	5,028
476,812	*	Tetra Tech, Inc	7,472
3,223,000	e	Toyo Engineering Corp	15,974
75,786	*	Trimeris, Inc	871
3,119		United Group Ltd	26
250,091	*	URS Corp	9,406
2,000	*	Venture Link Co Ltd	8
85,905	*	ViaCell, Inc	483
191,884		Washington Group International, Inc	10,164
210,949		Watson Wyatt & Co Holdings	5,886

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	735,745

ENVIRONMENTAL QUALITY AND HOUSING - 0.00% **
1,870,000	v*	Citiraya Industries Ltd	1,215

		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	1,215

FABRICATED METAL PRODUCTS - 0.41%
792		Aalberts Industries NV	42
165,264	*	Alliant Techsystems, Inc	12,588
737,587	e	Amcor Ltd	4,042
54,623		Ameron International Corp	2,490
194,909		Aptargroup, Inc	10,174
695,604		Ball Corp	27,629
4,000		Bunka Shutter Co Ltd	23
111,827		CIRCOR International, Inc	2,869
410,486		Commercial Metals Co	15,410
75,905	*	Commercial Vehicle Group, Inc	1,425
9,706		Compx International, Inc	155
315,809		Crane Co	11,139
1,874,425	*	Crown Holdings, Inc	36,608
46,912	e	Dynamic Materials Corp	1,408
112,767	*	Earle M Jorgensen Co	1,041
7,344		Geberit AG. (Regd)	5,795
183,082	e*	Global Power Equipment Group, Inc	828
164,614	*	Griffon Corp	3,919
120		Grupa Kety S.A.	5
66,946		Gulf Island Fabrication, Inc	1,627
2,238,410		Illinois Tool Works, Inc	196,958
575,946	*	Jacuzzi Brands, Inc	4,838
749,878		JS Group Corp	14,994
4,000		Kitz Corp	35
45,217		Lifetime Brands, Inc	935
2,700		Mechel Steel Group OAO (ADR)	65
2,600		Miura Co Ltd	63
71,816	*	Mobile Mini, Inc	3,404

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

115,388	*	NCI Building Systems, Inc	$4,902
936,000	e	NEOMAX Co Ltd	30,769
622		Norddeutsche Affinerie AG.	16
220,900		Oiles Corp	4,960
501,000	e	Sanwa Shutter Corp	3,090
210,196		Silgan Holdings, Inc	7,592
233,807		Simpson Manufacturing Co, Inc	8,499
220,501		Sims Group Ltd	2,840
14,000		Singamas Container Holdings Ltd	7
262,980		Snap-On, Inc	9,878
101,063		Ssab Svenskt Stal AB (Series A)	3,670
34,280		Ssab Svenskt Stal AB (Series B)	1,159
139,163		Sturm Ruger & Co, Inc	976
2,593,000	a	Sumitomo Precision Products Co Ltd	16,696
43,908		Sun Hydraulics Corp	849
702,000	e	Takuma Co Ltd	4,687
332,920	e*	Taser International, Inc	2,324
2,418		Tata Steel Ltd	20
8,625	b*	Tower Automotive, Inc	1
477,600		Toyo Seikan Kaisha Ltd	7,773
99,804		Valmont Industries, Inc	3,339
61,551	*	Water Pik Technologies, Inc	1,321
136,866		Watts Water Technologies, Inc (Class A)	4,146

		TOTAL FABRICATED METAL PRODUCTS	480,023

FINANCE, TAXATION AND MONETARY POLICY - 0.00% **
13,200	*	Panalpina Welttransport Holding AG.	1,039

		TOTAL FINANCE, TAXATION AND MONETARY POLICY	1,039

FISHING, HUNTING, AND TRAPPING - 0.00% **
7,657	*	Omega Protein Corp	51

		TOTAL FISHING, HUNTING, AND TRAPPING	51

FOOD AND KINDRED PRODUCTS - 2.74%
451,500		Ajinomoto Co, Inc	4,617
267,594	e	American Italian Pasta Co (Class A)	1,820
988		Anadolu Efes Biracilik Ve Malt Sanayii A.S.	28
3,996,639		Anheuser-Busch Cos, Inc	171,696
3,471,950		Archer Daniels Midland Co	85,618
13,059		Ariake Japan Co Ltd	321
776,194	e	Asahi Breweries Ltd	9,463
269,337		Bajaj Hindusthan Ltd	1,868
43		Barry Callebaut AG.	14
53,621	*	Boston Beer Co, Inc (Class A)	1,341
86,819	e	Bunge Ltd	4,915
1,924,227		Cadbury Schweppes plc	18,152

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

62		Cal-Maine Foods, Inc	$0	^
2,655	*	Cambridge Antibody Technology Group plc	32
1,211,793		Campbell Soup Co	36,075
4,311		Carlsberg a/s (Class A)	215
10,176		Carlsberg a/s (Class B)	544
15,000		China Mengniu Dairy Co Ltd	13
9,630		Chipita International S.A.	36
300	*	CJ Corp	31
571,866		Coca Cola Hellenic Bottling Co S.A.	16,783
381,673		Coca-Cola Amatil Ltd	2,159
28,862		Coca-Cola Bottling Co Consolidated	1,241
11,699,461		Coca-Cola Co	471,605
2,183,437		Coca-Cola Enterprises, Inc	41,856
4,392		Coca-Cola Femsa S.A. de C.V.	12
9,200		Coca-Cola Femsa S.A. de C.V. (ADR)	248
34,000		Coca-Cola West Japan Co Ltd	794
3,600		Companhia de Bebidas das Americas (ADR)	137
2,265,624		ConAgra Foods, Inc	45,947
2,191,596	*	Constellation Brands, Inc (Class A)	57,486
462,302		Corn Products International, Inc	11,044
14,673	*	Cott Corp	216
3,136,497		CSR Ltd	8,007
1,686		Dairy Crest Group plc	16
46,480		Danisco a/s	3,547
371,686	*	Darling International, Inc	1,476
1,581,727		Del Monte Foods Co	16,497
6,637,943		Diageo plc	96,009
120,000		Diageo plc (Spon ADR)	6,996
18,699		Diamond Foods, Inc	370
17,861	e	East Asiatic Co Ltd a/s	1,678
788,087		Ebro Puleva S.A.	13,042
5,200		Embotelladora Andina S.A. (ADR)	72
46,386		Farmer Bros Co	897
51,402	*	Fjord Seafood ASA	34
325,104		Flowers Foods, Inc	8,960
11,159		Fomento Economico Mexicano S.A. de C.V.	81
3,800		Fomento Economico Mexicano S.A. de C.V. (Spon ADR)	276
22,000		Fujiya Co Ltd	57
1,514,307		General Mills, Inc	74,686
8,118		Givaudan S.A. (Regd)	5,485
361,022	*	Gold Kist, Inc	5,397
7,300		Golden Hope Plantations Bhd	8
273,515		Greencore Group plc	1,084
1,446		Groupe Bourbon S.A.	126
221,971		Groupe Danone	23,106
4,200		Gruma S.A. de C.V. (Spon ADR)	55
4,652		Grupo Bimbo S.A. de C.V.	16
8,337		Grupo Modelo S.A.	30
1,725,332		H.J. Heinz Co	58,178
89,412	e*	Hansen Natural Corp	7,047
113,036		Heineken NV	3,571
1,078,451	*	Hercules, Inc	12,186

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

804,511		Hershey Co	$44,449
1,250		Hk-Ruokatalo Oyj (A Shs)	14
466,615		Hormel Foods Corp	15,249
55,300		House Foods Corp	839
133,747		Iaws Group plc	1,917
98,899	e	InBev NV	4,289
30,000	v*	International Hydron Liq Trust	1
10,700		IOI Corp Bhd	35
22,000	e	Ito En Ltd	1,316
639,143		J Sainsbury plc	3,459
41,755		J&J Snack Foods Corp	2,481
223,552		J.M. Smucker Co	9,836
10,429,000		JG Summit Holdings	678
155,000		J-Oil Mills, Inc	797
735,541		Kaneka Corp	8,880
1,063,800		Katokichi Co Ltd	7,237
1,410,365		Kellogg Co	60,956
65,000		Kerry Group plc	1,430
160,937		Kerry Group plc (Class A)	3,552
42,400		Kibun Food Chemifa Co Ltd	990
122,000		Kikkoman Corp	1,184
1,781,680	e	Kirin Brewery Co Ltd	20,756
2,824		Koninklijke Wessanen NV	43
1,276,263		Kraft Foods, Inc (Class A)	35,914
558,300		Kuala Lumpur Kepong Bhd	1,241
193,811		Lancaster Colony Corp	7,181
159,140		Lance, Inc	2,965
74,791	*	M&F Worldwide Corp	1,221
856,937		McCormick & Co, Inc (Non-Vote)	26,496
652,000		Meiji Dairies Corp	3,298
2,625,000		Meiji Seika Kaisha Ltd	13,945
7,000		Mercian Corp	25
741,000	e	Mitsui Sugar Co Ltd	3,001
287,647		Molson Coors Brewing Co (Class B)	19,269
41,215		National Beverage Corp	403
900		Nestle Malaysia Bhd	6
1,019,333		Nestle S.A. (Regd)	303,955
205,000		Nichirei Corp	854
18,000		Nippon Beet Sugar Manufacturing Co Ltd	52
128,000	e	Nippon Meat Packers, Inc	1,343
3,332,000		Nisshin Oillio Group Ltd	22,866
890,002		Nisshin Seifun Group, Inc	9,395
64,805		Nissin Food Products Co Ltd	1,872
15,000		NOF Corp	81
47,293		Northern Foods plc	123
369,000		Nosan Corp	1,201
1,518		Nutreco Holding NV	67
995,000		Olam International Ltd	904
2,313,036	e,v*	Parmalat Finanziaria S.p.A.	0	^
71,036	e*	Peet's Coffee & Tea, Inc	2,156
1,270,177		Pepsi Bottling Group, Inc	36,340
661,092		PepsiAmericas, Inc	15,377

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

13,211,620		PepsiCo, Inc	$780,542
88,183		Pernod-Ricard S.A.	15,332
3,061,000		Petra Foods Ltd	1,988
350,000	v*	Power Pacific Ltd	0	^
8,300		PPB Group Bhd	9
11,712		Premier Foods plc	60
40,265		Premium Standard Farms, Inc	602
71,000		PT Indofood Sukses Makmur Tbk	7
79,000		Q.P. Corp	703
518		Quick Restaurants S.A.	14
1,919		Raisio plc	5
300,847	*	Ralcorp Holdings, Inc	12,007
16,538		Reddy Ice Holdings, Inc	361
1,039		Restaurant Group plc	3
1,000		Rock Field Co Ltd	21
6,781		Rottneros AB	6
885,376	e*	Royal Numico NV	36,531
8,069		Sadia S.A.	23
4,500	e	Sadia S.A. (ADR)	131
2,048,752		Sampo Oyj (A Shs)	35,572
97,228		Sanderson Farms, Inc	2,968
210,000	e	Sapporo Holdings Ltd	1,176
327,246		Saputo, Inc	9,522
3,554,286		Sara Lee Corp	67,176
3,494,315		Scottish & Newcastle plc	29,184
378,097	*	Smithfield Foods, Inc	11,570
11,500	*	Snow Brand Milk Products Co Ltd	50
6,000		Starzen Co Ltd	19
57,622	e	Suedzucker AG.	1,348
959,935		Swire Pacific Ltd (A Shs)	8,617
461,000	e	Takara Holdings, Inc	2,734
2,268,304		Tate & Lyle plc	21,924
855,000		Thai Union Frozen Products PCL	636
110,000		Tingyi Cayman Islands Holding Corp	54
149,107		Tootsie Roll Industries, Inc	4,314
172,222		Topps Co, Inc	1,280
583,000		Toyo Suisan Kaisha Ltd	9,405
165,725	*	TreeHouse Foods, Inc	3,102
1,322,515		Tyson Foods, Inc (Class A)	22,615
1,206		Ulker Gida Sanayi ve Ticaret A.S.	4
2,298,300		Universal Robina Corp	845
52,000		Vitasoy International Holdings Ltd	19
312,000		Want Want Holdings Ltd	310
3,900	*	Wimm-Bill-Dann Foods OJSC (ADR)	94
827,911		Wrigley (Wm.) Jr Co	55,048
84,900	e	Yakult Honsha Co Ltd	1,762
217,000		Yamazaki Baking Co Ltd	1,765
2,000		Yonekyu Corp	24

		TOTAL FOOD AND KINDRED PRODUCTS	3,178,738

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

FOOD STORES - 0.57%
2,544,133		Albertson's, Inc	$54,317
9,014		Arden Group, Inc (Class A)	820
897,617		Carrefour S.A.	41,907
3,400		Cia Brasileira de Distribuicao Grupo Pao de Acucar	112
1,370,091		Coles Myer Ltd	10,261
6,978		Colruyt S.A.	960
32,408		Delhaize Group	2,110
320		Discount Investment Corp	8
2,800		Distribucion y Servicio D&S S.A. (ADR)	54
49,600		FamilyMart Co Ltd	1,677
55,110		George Weston Ltd	4,072
112,432	e*	Great Atlantic & Pacific Tea Co, Inc	3,573
73,746		Ingles Markets, Inc (Class A)	1,154
14,443		Jeronimo Martins SGPS S.A.	216
1,216,979	*	Koninklijke Ahold NV	9,087
4,951,958	e*	Kroger Co	93,493
44,300		Lawson, Inc	1,824
97,089		Loblaw Cos Ltd	4,685
1,179		Migros Turk TAS	11
118,477	*	Panera Bread Co (Class A)	7,782
117,454	*	Pantry, Inc	5,519
361,686	*	Pathmark Stores, Inc	3,613
19,271	b,v*	Penn Traffic Co	0	^
9,000		President Chain Store Corp	19
191,125		Ruddick Corp	4,067
1,532,198		Seven & I Holdings Co Ltd	65,556
4,310,242	e*	Starbucks Corp	129,350
2,484	*	Tansas Perakende Magazacilik Ticaret A.S.	4
23,214,388		Tesco plc	132,114
1,731		Valora Holding AG.	335
87,658		Weis Markets, Inc	3,773
716,342		Whole Foods Market, Inc	55,438
154,443	e*	Wild Oats Markets, Inc	1,866
523	b,e*	Winn-Dixie Stores, Inc	0	^
1,923,757	e	Woolworths Ltd	23,778

		TOTAL FOOD STORES	663,555

FORESTRY - 0.08%
10,761		Gunns Ltd	26
391,372	e	Rayonier, Inc	15,596
1,188,311		Weyerhaeuser Co	78,832

		TOTAL FORESTRY	94,454

FURNITURE AND FIXTURES - 0.28%
62,077		Bassett Furniture Industries, Inc	1,148
319,742	*	BE Aerospace, Inc	7,034
75		Beter Bed Holding NV	3

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

6,033	b,v*	Bush Industries, Inc (Class A)	$1
209,448	e	Ethan Allen Interiors, Inc	7,651
439,657		Furniture Brands International, Inc	9,818
649,260		Herman Miller, Inc	18,303
263,900		Hillenbrand Industries, Inc	13,039
280,853		HNI Corp	15,427
63,080		Hooker Furniture Corp	1,082
11,000		HTL International Holdings Ltd	9
301,587	*	Interface, Inc (Class A)	2,479
830,845		Johnson Controls, Inc	60,577
11,000		Kenwood Corp	22
163,899		Kimball International, Inc (Class B)	1,742
393,592	e	La-Z-Boy, Inc	5,337
937,832		Leggett & Platt, Inc	21,533
2,931,493		Masco Corp	88,502
582,532		MFI Furniture plc	800
59,326		Neopost S.A.	5,927
2,100,466		Newell Rubbermaid, Inc	49,949
325,493	*	Select Comfort Corp	8,902
114,723		Stanley Furniture Co, Inc	2,659
15,150		Steinhoff International Holdings Ltd	45
213,285	e*	Tempur-Pedic International, Inc	2,453
2,878		Villeroy & Boch AG.	40
2,000	*	Williams Scotsman International, Inc	35

		TOTAL FURNITURE AND FIXTURES	324,517

FURNITURE AND HOMEFURNISHINGS STORES - 0.37%
3,450,638	*	Bed Bath & Beyond, Inc	124,741
227,727	e*	Bell Microproducts, Inc	1,742
2,945,323	e	Best Buy Co, Inc	128,063
866,742		Circuit City Stores, Inc	19,580
126,216	*	Cost Plus, Inc	2,165
113,800	e	Culture Convenience Club Co Ltd	4,676
62,650	*	Design Within Reach, Inc	332
862,257		DSG International plc	2,424
460,073	e*	GameStop Corp	14,640
31,484	*	GameStop Corp	910
100		Gigas K's Denki Corp	3
155,143	*	Guitar Center, Inc	7,759
130,963		Haverty Furniture Cos, Inc	1,688
3,648	b,v*	InaCom Corp	0	^
2,000		Joshin Denki Co Ltd	15
237,797		Kesa Electricals plc	1,061
72,170		Knoll, Inc	1,235
2,300		Kohnan Shoji Co Ltd	38
290,451	*	Linens 'n Things, Inc	7,726
228,654	*	Mohawk Industries, Inc	19,888
155,803	e	Movie Gallery, Inc	874
13,400		Nitori Co Ltd	1,249
5		NIWS Co HQ Ltd	7

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

462,301	e	Pier 1 Imports, Inc	$4,036
645,279		RadioShack Corp	13,570
168,291	e*	Restoration Hardware, Inc	1,013
182,200		Shimachu Co Ltd	5,526
283,059		Steelcase, Inc (Class A)	4,481
231,104	*	The Bombay Co, Inc	684
211,413	*	Trans World Entertainment Corp	1,205
146,626		Tuesday Morning Corp	3,067
6,703	b,e*	Ultimate Electronics, Inc	0	^
1,142,524	*	Waterford Wedgwood plc (Units)	81
500,747	*	Williams-Sonoma, Inc	21,607
216,488	e	Yamada Denki Co Ltd	27,072

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	423,158

GENERAL BUILDING CONTRACTORS - 0.56%
1,000	v*	AC Real Estate Corp	0	^
10,037		AM NV	119
1,000	v*	Aoyama Kanzai Corp	0	^
522,000		Asunaro Aoki Construction Co Ltd	5,130
35,463	e*	Avatar Holdings, Inc	1,948
1,808,085		Barratt Developments plc	30,606
277,194	e	Beazer Homes USA, Inc	20,191
388,626		Bellway plc	7,532
101,245	*	Berkeley Group Holdings plc	1,931
133,948	e	Brookfield Homes Corp	6,661
617,787		Centex Corp	44,166
1,300		Cleanup Corp	12
28,862	*	Comstock Homebuilding Cos, Inc	407
2,571		Consorcio ARA S.A. de C.V.	11
6,338	*	Corp GEO S.A. de C.V.	22
484,662		CRH plc	14,201
400	*	Daelim Industrial Co	28
5,809,000	e*	Daikyo, Inc	35,879
65,500	e	Daito Trust Construction Co Ltd	3,385
405,221		Daiwa House Industry Co Ltd	6,331
11,795	e*	Dominion Homes, Inc	125
1,360,132		DR Horton, Inc	48,598
375,080		George Wimpey plc	3,091
1,302,000	e*	Haseko Corp	5,019
87,902		Hellenic Technodomiki Tev S.A.	566
51,587	e	Hochtief AG.	2,302
144,911	*	Hovnanian Enterprises, Inc (Class A)	7,193
1,080	*	Hyundai Development Co	49
5,700		IJM Corp Bhd	7
29,985	e	Imerys S.A.	2,161
2,184,000	e	Kajima Corp	12,546
374,019		KB Home	27,176
6,127,000	*	Kindom Construction Co	1,558
374,647		Leighton Holdings Ltd	4,914
754,859		Lennar Corp (Class A)	46,061
46,756		Lennar Corp (Class B)	2,651

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

98,550		Levitt Corp (Class A)	$2,241
79,921		M/I Homes, Inc	3,246
219,500	v*	Mascotech (Escrow)	0	^
103,410		McGrath RentCorp	2,875
142,168		MDC Holdings, Inc	8,812
98,486	*	Meritage Homes Corp	6,197
3,572,572		New World Development Ltd	4,907
52,080	*	NVR, Inc	36,560
547,842		Obayashi Corp	4,034
7,696		Obrascon Huarte Lain S.A.	122
56,566	e*	Palm Harbor Homes, Inc	1,063
158,577	*	Perini Corp	3,830
1,487,239		Persimmon plc	32,119
1,268,917	e	Pulte Homes, Inc	49,945
232,878		Ryland Group, Inc	16,797
1,000		SBI Partners Co Ltd	32
1,118,000	e	Sekisui Chemical Co Ltd	7,559
432,000		Sekisui House Ltd	5,432
34,434,000		Shanghai Forte Land Co	11,769
677,000		Shimizu Corp	4,973
318,054		Standard-Pacific Corp	11,704
3,700	e*	Sumitomo Mitsui Construction Co Ltd	24
678,000	e	Taisei Corp	3,073
119,000		Takamatsu Corp	5,848
3,635,038		Taylor Woodrow plc	23,745
669,381		Technical Olympic S.A.	3,711
116,693		Technical Olympic USA, Inc	2,461
54,366		Titan Cement Co S.A.	2,212
458,000		Toda Corp	2,514
718,479	*	Toll Brothers, Inc	24,888
2,127	*	Urbi Desarrollos Urbanos S.A. de C.V	15
4,000		Wakachiku Construction Co Ltd	10
217,232		Walter Industries, Inc	10,801
208,442	*	WCI Communities, Inc	5,597
5,315		Westbury plc	51
48,016	e*	William Lyon Homes, Inc	4,845
152,839		YIT-Yhtyma Oyj	6,514

		TOTAL GENERAL BUILDING CONTRACTORS	653,103

GENERAL MERCHANDISE STORES - 1.51%
319,951	*	99 Cents Only Stores	3,347
556,300	e	Aeon Co Ltd	14,140
790,154	*	Big Lots, Inc	9,490
324,648	*	BJ's Wholesale Club, Inc	9,597
36,225		Bon-Ton Stores, Inc	693
177,096	e*	Cabela's, Inc	2,940
1,420	e	Can Do Co Ltd	1,648
396,550		Casey's General Stores, Inc	9,834
45,426	e*	Conn's, Inc	1,675
3,403,102		Costco Wholesale Corp	168,351

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

247,000		Daimaru, Inc	$3,562
30,120		David Jones Ltd	51
261,764		Dillard's, Inc (Class A)	6,497
2,390,592	e	Dollar General Corp	45,589
708,388		Family Dollar Stores, Inc	17,561
1,219,873		Federated Department Stores, Inc	80,914
284,275		Fred's, Inc	4,625
224,511	e	Hankyu Department Stores, Inc	1,959
122,314	e	Hudson's Bay Co	1,552
32,020	*	Hyundai Department Store Co Ltd	2,711
507,415		Isetan Co Ltd	10,812
1,439,776		JC Penney Co, Inc	80,052
426,000		Keio Electric Railway Co Ltd	2,544
1,092,670		Kingfisher plc	4,450
1,182,000	e	Kintetsu Corp	4,727
3,898,933		Marks & Spencer Group plc	33,802
305,400	e	Marui Co Ltd	5,990
310,000	e	Mitsukoshi Ltd	2,022
48,466	e	Pinault-Printemps-Redoute S.A.	5,440
93,737	*	Retail Ventures, Inc	1,166
681,424	*	Saks, Inc	11,489
3,000	*	Seiyu Ltd	9
4,039	*	Shinsegae Co Ltd	1,770
1,582,840	v*	Sonae SGPS S.A.	747
1,582,840		Sonae SPGS S.A.	2,203
209,694		Stein Mart, Inc	3,806
1,837		Stockmann Oyj Abp	70
326,000	e	Takashimaya Co Ltd	5,204
6,512,791		Target Corp	358,008
2,577,806		TJX Cos, Inc	59,882
520,172		UNY Co Ltd	8,202
27,449		Wal-Mart de Mexico S.A. de C.V.	152
2,900		Wal-Mart de Mexico S.A. de C.V. (Spon ADR)	161
16,113,335	e	Wal-Mart Stores, Inc	754,104
218,833		Warehouse Group Ltd	529
56,031		Woolworths Group plc	37

		TOTAL GENERAL MERCHANDISE STORES	1,744,114

HEALTH SERVICES - 1.03%
60,834	*	Alliance Imaging, Inc	362
195,138	*	Allied Healthcare International, Inc	1,198
87,730	e*	Amedisys, Inc	3,706
90,282	*	America Service Group, Inc	1,432
82,005	*	American Dental Partners, Inc	1,483
187,257	*	American Healthways, Inc	8,473
152,628	*	American Retirement Corp	3,836
2,062,754		AmerisourceBergen Corp	85,398
177,595	*	Amsurg Corp	4,060
304,134	*	Apria Healthcare Group, Inc	7,333
7,590		Athens Medical Center S.A.	25

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

679,448	*	Beverly Enterprises, Inc	$7,929
47,714	*	Bio-Reference Labs, Inc	897
300		Brookdale Senior Living, Inc	9
131,056	*	Capio AB	2,330
4,020,144	*	Caremark Rx, Inc	208,203
21,898	e	Coloplast a/s (B Shs)	1,354
399,585	*	Community Health Systems, Inc	15,320
44,970	*	Corvel Corp	854
278,026	*	Covance, Inc	13,498
2,150,523	*	Coventry Health Care, Inc	122,494
207,620	*	Cross Country Healthcare, Inc	3,691
675,632	*	DaVita, Inc	34,214
598,665	e	DCA Group Ltd	1,748
259,394	*	Edwards Lifesciences Corp	10,793
143,350	e*	Enzo Biochem, Inc	1,780
963,320	*	Express Scripts, Inc	80,726
477,182		Fraser and Neave Ltd	5,309
54,221	e	Fresenius Medical Care AG.	5,692
296,442		Gambro AB	3,231
160,081		Gambro AB	1,740
730		Generale de Sante	25
170,344	*	Genesis HealthCare Corp	6,221
800	*	Genomic Health, Inc	7
204,945	*	Gentiva Health Services, Inc	3,021
299,693	e	Getinge AB (B Shs)	4,123
2,501,875		HCA, Inc	126,345
1,176,673		Health Management Associates, Inc (Class A)	25,840
380,922		Hooper Holmes, Inc	971
60,983	*	Horizon Health Corp	1,380
123,479	e*	Immunomedics, Inc	361
139,877		Intertek Group plc	1,674
358,822	e*	Kindred Healthcare, Inc	9,243
624,083	*	Laboratory Corp of America Holdings	33,607
119,951		LCA-Vision, Inc	5,699
22,200	*	LHC Group, Inc	387
325,944	*	LifePoint Hospitals, Inc	12,223
519,425	*	Lincare Holdings, Inc	21,769
316,089	*	Magellan Health Services, Inc	9,941
497,904		Manor Care, Inc	19,802
107,657	*	Matria Healthcare, Inc	4,173
33,666		MDS, Inc	580
59,658	e*	Medcath Corp	1,107
1,780,361	*	Medco Health Solutions, Inc	99,344
43,003		National Healthcare Corp	1,607
795,997	e*	Nektar Therapeutics	13,102
19,939		Network Healthcare Holdings Ltd	24
1,100		Nihon Kohden Corp	18
215,000	e*	OCA, Inc	86
338,175	*	Odyssey HealthCare, Inc	6,304
110,283	e	Option Care, Inc	1,473
273,129	e*	PainCare Holdings, Inc	890
965,500		Parkway Holdings Ltd	1,225

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

144,228	*	Pediatrix Medical Group, Inc	$12,774
5,794	b,v*	Physician Resource Group, Inc	0	^
132,826	*	Psychiatric Solutions, Inc	7,802
693		Q-Med AB	22
77,280	*	Radiation Therapy Services, Inc	2,729
110,661	*	RehabCare Group, Inc	2,235
318,851	*	Renal Care Group, Inc	15,085
2,616		Rhoen Klinikum AG.	99
252,447	*	Sierra Health Services, Inc	20,186
710,860		Sonic Healthcare Ltd	7,717
42,808	*	Specialty Laboratories, Inc	559
69,735	*	Stereotaxis, Inc	600
6,485		Straumann Holding AG.	1,498
192,708	e*	Sunrise Senior Living, Inc	6,496
75,481	*	Symbion, Inc	1,736
2,432,371	*	Tenet Healthcare Corp	18,632
428,946	*	Triad Hospitals, Inc	16,828
102,582	*	U.S. Physical Therapy, Inc	1,895
247,830	*	United Surgical Partners International, Inc	7,968
277,335		Universal Health Services, Inc (Class B)	12,963
54,234	*	VistaCare, Inc (Class A)	678

		TOTAL HEALTH SERVICES	1,190,192

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.33%
98,908		Abertis Infraestructuras S.A.	2,480
894,908		ACS Actividades Cons y Servicios S.A.	28,723
7,395		Alfred Mcalpine plc	50
2,764		Atkins WS plc	35
14,955	*	Autoroutes du Sud de La France	882
454,733	e	Bouygues S.A.	22,153
452,000	e	Chiyoda Corp	10,378
1,108	*	Empresas ICA Sociedad Controladora S.A. de CV	32
3,580		EYDAP Athens Water Supply & Sewage Co S.A.	30
42,465		Fomento de Construcciones y Contratas S.A.	2,399
9,500		Gamuda Bhd	8
199,362		Granite Construction, Inc	7,159
28,807		Grupo Ferrovial S.A.	1,988
600	*	GS Engineering & Construction Corp	31
640	*	Hyundai Engineering & Construction	29
1,006		JM AB	45
12,830		Michaniki S.A.	31
2,053,959		Multiplex Group	4,746
1,572		NCC AB (B Shs)	28
1,278,316	e	Nishimatsu Construction Co Ltd	5,242
140,884		Okumura Corp	791
1,382		Peab AB	18
642,669		Skanska AB (B Shs)	9,771
3,676	v*	Sociedad General de Aguas de Barcelona S.A. (Class A)	77
10,332	*	Societe des Autoroutes du Nord et de l'Est de la France	697
34,000		Toa Corp	73

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,363,000	e	Tokyu Corp	$9,631
21,000	*	Toyo Construction Co Ltd	40
339,794	e	Transurban Group	1,645
3,137,691	e	Vinci S.A.	268,882
940,166		YTL Corp Bhd	1,331

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	379,425

HOLDING AND OTHER INVESTMENT OFFICES - 2.07%
1,659,911		3i Group plc	24,151
74,192	*	4Kids Entertainment, Inc	1,164
285,192		Aames Investment Corp	1,842
21,310		Aberdeen Asset Management plc	49
185,959		Acadia Realty Trust	3,728
1,832		Ackermans & Van Haaren	99
146,006	e*	Affiliated Managers Group, Inc	11,717
380,872	e	Affordable Residential Communities	3,630
41,650		Agree Realty Corp	1,204
82	*	Alarko Holding AS	3
12,349	*	Alexander's, Inc	3,032
123,489		Alexandria Real Estate Equities, Inc	9,941
634,903	e	Allied Capital Corp	18,647
520,360		AMB Property Corp	25,586
81,551		American Campus Communities, Inc	2,022
650,445		American Financial Realty Trust	7,805
412,922	e	American Home Mortgage Investment Corp	13,449
184,524		AMLI Residential Properties Trust	7,021
1,939,989		Amvescap plc	14,721
590,994	e	Annaly Mortgage Management, Inc	6,465
514,004		Anthracite Capital, Inc	5,412
466,778		Anworth Mortgage Asset Corp	3,407
534,469		Apartment Investment & Management Co (Class A)	20,240
367,432		Apollo Investment Corp	6,588
81,766		Arbor Realty Trust, Inc	2,119
973,976		Archstone-Smith Trust	40,800
338,582		Arden Realty, Inc	15,179
329,174		Ashford Hospitality Trust, Inc	3,453
4		Asset Managers Co Ltd	28
1,363		Associated Estates Realty Corp	12
24,894		Australian Infrastructure Fund	43
342,686		AvalonBay Communities, Inc	30,585
1,710,000		Babcock & Brown Wind Partners	2,214
158,247		Bedford Property Investors	3,472
265,735		Bimini Mortgage Management, Inc (Class A)	2,405
309,781		BioMed Realty Trust, Inc	7,559
23,908		Bodycote International	91
624,405		Boston Properties, Inc	46,287
145,570	*	Boykin Lodging Co	1,779
307,218	e	Brandywine Realty Trust	8,574
238,940		BRE Properties, Inc (Class A)	10,867
573,953	e	Brookfield Asset Management, Inc	28,797
4,094		BRT Realty Trust	98

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

261,402		Camden Property Trust	$15,140
159,945		Capital Lease Funding, Inc	1,684
16,775		Capital Southwest Corp	1,518
62,741		Capital Trust, Inc	1,837
5,090,900		CapitaMall Trust	6,858
47,476	e	Capstead Mortgage Corp	276
248,590		CarrAmerica Realty Corp	8,609
360,075		CBL & Associates Properties, Inc	14,227
289,734		Cedar Shopping Centers, Inc	4,077
254,702		Centerpoint Properties Trust	12,603
102,197		CentraCore Properties Trust	2,746
2,972,907		CFS Gandel Retail Trust	4,362
30,665	v	CFS Gandel Retail Trust	44
36,095		Cherokee, Inc	1,241
1,635,000		Cheung Kong Infrastructure Holdings Ltd	5,145
935,726		China Merchants Holdings International Co Ltd	2,034
275,046		CI Financial, Inc	5,886
60,400		Cogdell Spencer, Inc	1,020
232,786		Colonial Properties Trust	9,772
20,200		Columbia Equity Trust, Inc	326
342,981		Commercial Net Lease Realty, Inc	6,987
3,973,986		Commonwealth Property Office Fund	3,717
184,528		Corporate Office Properties Trust	6,558
282,346		Cousins Properties, Inc	7,990
345,207		Crescent Real Estate Equities Co	6,842
104,464	*	Criimi MAE, Inc	2,068
85		Cross Timbers Royalty Trust	4
101,298	v	Crystal River Capital, Inc	2,532
446,800	e	Deerfield Triarc Capital Corp	6,121
2,682		Deutsche Beteiligungs AG.	44
536,029		Developers Diversified Realty Corp	25,204
43,336		DiamondRock Hospitality Co	518
108,210		Digital Realty Trust, Inc	2,449
858,842		Duke Realty Corp	28,685
127,295		EastGroup Properties, Inc	5,749
667,147		ECC Capital Corp	1,508
230,660		Education Realty Trust, Inc	2,973
19,328	*	Enstar Group, Inc	1,280
167,413		Entertainment Properties Trust	6,822
5,000		Equitable PCI Bank	6
449,378		Equity Inns, Inc	6,089
135,805		Equity Lifestyle Properties, Inc	6,043
2,110,650		Equity Office Properties Trust	64,016
191,559		Equity One, Inc	4,429
1,464,791		Equity Residential	57,303
173,142		Essex Property Trust, Inc	15,964
19,354		Evolution Group plc	47
255,647		Extra Space Storage, Inc	3,937
135,845		Fabege AB	2,586
260,110		Federal Realty Investment Trust	15,776
427,413		FelCor Lodging Trust, Inc	7,356
117,000		Feldman Mall Properties, Inc	1,405

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

367,453		Fieldstone Investment Corp	$4,358
253,460	e	First Industrial Realty Trust, Inc	9,758
1,598,400		v First NIS Regional Fund SICAV	2,637
38,000		First Pacific Co	15
134,777		First Potomac Realty Trust	3,585
659,417	e	Friedman Billings Ramsey Group, Inc	6,528
1,766,441		General Growth Properties, Inc	83,005
105,485		Getty Realty Corp	2,773
732		Gimv NV	39
65,574	e	Gladstone Capital Corp	1,402
13,869		Gladstone Investment Corp	188
248,714		Glenborough Realty Trust, Inc	4,502
225,715	e	Glimcher Realty Trust	5,489
65,351		Global Signal, Inc	2,821
146,557		GMH Communities Trust	2,273
151,711		Government Properties Trust, Inc	1,415
2,168,288		GPT Group	6,521
161,608		Gramercy Capital Corp	3,681
193,384		Great Portland Estates plc	1,426
64,557		Groupe Bruxelles Lambert S.A.	6,309
1,925	*	Groupe Bruxelles Lambert S.A. (Strp Vvpr)	0	^
89,911	e	Harris & Harris Group, Inc	1,250
411,904	e	Harvey Norman Holdings Ltd	882
860,020	e	Health Care Property Investors, Inc	21,982
256,300		Health Care REIT, Inc	8,689
208,240		Healthcare Realty Trust, Inc	6,928
163,875		Heritage Property Investment Trust	5,473
118,183		Hersha Hospitality Trust	1,065
332,833		Highland Hospitality Corp	3,678
455,504		Highwoods Properties, Inc	12,959
50,400	v	HKR International Ltd	24
4,533	v	HKR International Ltd	0	^
184,365		Home Properties, Inc	7,522
591,222		HomeBanc Corp	4,422
964,000		Hopewell Holdings	2,418
332,554		Hospitality Properties Trust	13,335
1,679,076	e	Host Marriott Corp	31,818
123,145		Housing Development Finance Corp	3,302
943,877		HRPT Properties Trust	9,769
30,000		Hunet, Inc	45
3,337		Hurriyet Gazetecilik A.S.	13
571,291	e	IMPAC Mortgage Holdings, Inc	5,376
5,514		Infratil Ltd	14
2,095,493		ING Industrial Fund	3,428
82,438		ING Office Fund	80
464,457		Inland Real Estate Corp	6,869
316,969		Innkeepers U.S.A. Trust	5,072
307,653		Investors Real Estate Trust	2,840
2,824		Is Gayrimenkul Yatirim Ortakligi A.S.	6
725,000		iShares MSCI EAFE Index Fund	43,109
271,060		iShares MSCI Japan Index Fund	3,665
652,147		iStar Financial, Inc	23,249

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

23,700		Jafco Co Ltd	$2,114
126		Japan Prime Realty Investment Corp	353
225		Japan Real Estate Investment Corp	1,853
75		Japan Retail Fund Investment Corp	582
102,900		JER Investors Trust, Inc	1,744
928,284		JFE Holdings, Inc	31,145
1,112		Kensington Group plc	18
157,003		Kilroy Realty Corp	9,718
968,672		Kimco Realty Corp	31,075
171,282		Kite Realty Group Trust	2,650
656,500		Kiwi Income Property Trust	568
361,000		KKR Financial Corp	8,660
3,191,100		KLCC Property Holdings Bhd	1,748
437,967		Land Securities Group plc	12,504
214,841		LaSalle Hotel Properties	7,889
335,874	e	Lexington Corporate Properties Trust	7,154
520,922		Liberty Property Trust	22,322
237,082		London Stock Exchange plc	2,523
187,698		LTC Properties, Inc	3,947
577,539		Luminent Mortgage Capital, Inc	4,337
283,093		LVMH Moet Hennessy Louis Vuitton S.A.	25,061
395,112		Macerich Co	26,528
538,175		Mack-Cali Realty Corp	23,249
1,231,650		Macquarie Communications Infrastructure Group	5,132
16,392		Macquarie CountryWide Trust	24
11,544,096		Macquarie Infrastructure Group	30,147
185,768		Maguire Properties, Inc	5,740
2,479,369		Man Group plc	81,298
111,700		Medical Properties Trust, Inc	1,092
90,873	*	Meinl European Land Ltd	1,598
666,681	*	MeriStar Hospitality Corp	6,267
934,828		MFA Mortgage Investments, Inc	5,329
178,450		Mid-America Apartment Communities, Inc	8,655
3,911,000		Midland Holdings Ltd	2,018
419,179		Mills Corp	17,580
19,524		Mission West Properties, Inc	190
274,817		MortgageIT Holdings, Inc	3,754
228		MPC Muenchmeyer Petersen Capital AG.	18
113,415		National Health Investors, Inc	2,944
40,173		National Health Realty, Inc	746
364,817	e	Nationwide Health Properties, Inc	7,807
694,389	e	New Century Financial Corp	25,047
513,039	e	New Plan Excel Realty Trust	11,892
473,945		Newcastle Investment Corp	11,778
6,200		Newkirk Realty Trust, Inc	96
511	e	Nippon Building Fund, Inc	4,308
163,488		Nobel Biocare Holding AG.	35,850
12,699,500		Noble Group Ltd	9,776
66		Nomura Real Estate Office Fund, Inc	470
123,919		NorthStar Realty Finance Corp	1,263
214,926	e	Novastar Financial, Inc	6,042
89		NTT Urban Development Corp	589

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

405,406		Omega Healthcare Investors, Inc	$5,104
57,498	e	One Liberty Properties, Inc	1,059
322		Ordina NV	6
150,199		Origen Financial, Inc	1,069
45,000		Pacific Century Premium Developments Ltd	12
203,413		Pan Pacific Retail Properties, Inc	13,606
5,747		Paragon Group Cos plc	64
72,882		Parkway Properties, Inc	2,926
235,854		Pennsylvania Real Estate Investment Trust	8,812
4	v*	Pinnacle Holdings, Inc Wts 11/02/07	0	^
1,044,836	e	Plum Creek Timber Co, Inc	37,666
207,836		Post Properties, Inc	8,303
251,869		Prentiss Properties Trust	10,246
1,303,315		Prologis	60,891
134,870		PS Business Parks, Inc	6,636
31,790		PSP Swiss Property AG.	1,375
744,865		Public Storage, Inc	50,442
255,013		RAIT Investment Trust	6,610
77,955		Ramco-Gershenson Properties	2,078
384,784		Realty Income Corp	8,319
359,249		Reckson Associates Realty Corp	12,926
179,313		Redwood Trust, Inc	7,398
313,977		Regency Centers Corp	18,509
26,301	e*	Rockville Financial, Inc	343
98,746		Sacyr Vallehermoso S.A.	2,399
70,135		Saul Centers, Inc	2,532
377,366		Saxon Capital, Inc	4,276
669,301	e	SCOR	1,437
5	*	Secured Capital Japan Co Ltd	21
365,261		Senior Housing Properties Trust	6,177
7,000		Shanghai Industrial Holdings Ltd	15
225,934		Shurgard Storage Centers, Inc (Class A)	12,813
20,300		Sime Darby Bhd	33
1,003,778		Simon Property Group, Inc	76,920
97,283		Sizeler Property Investors, Inc	1,250
226,255	e	SL Green Realty Corp	17,284
4,155,892		SM Prime Holdings	619
767		Societe de la Tour Eiffel	67
1,477,320	e	Softbank Corp	62,332
84,491	e	Sovran Self Storage, Inc	3,969
208,725		Spirit Finance Corp	2,369
80,703	v	Stockland	387
1,617,691		Stockland Trust Group	7,713
277,675		Strategic Hotel Capital, Inc	5,715
134,477	e	Sun Communities, Inc	4,223
88,479		Sunset Financial Resources, Inc	750
158,881		Sunstone Hotel Investors, Inc	4,221
195,000		Suntec Real Estate Investment Trust	127
147,676		Tanger Factory Outlet Centers, Inc	4,244
69,587	e*	Tarragon Corp	1,435
377,517		Taubman Centers, Inc	13,119
1,370,623	*	Telewest Global, Inc	32,648

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

496,895		Thornburg Mortgage, Inc	$13,019
129,653	e	Town & Country Trust	4,384
770,260		Trizec Properties, Inc	17,654
328,267		Trustreet Properties, Inc	4,799
775,971		United Dominion Realty Trust, Inc	18,189
83,083		Universal Health Realty Income Trust	2,604
117,933		Urstadt Biddle Properties, Inc (Class A)	1,912
273,270		U-Store-It Trust	5,752
535,936		Ventas, Inc	17,161
702,755		Vornado Realty Trust	58,659
195,604		Washington Real Estate Investment Trust	5,937
420,742	e	Weingarten Realty Investors	15,908
35,005		Wellington Underwriting plc	58
2,787,766		Wharf Holdings Ltd	9,852
756		Windrose Medical Properties Trust	11
162,688		Winston Hotels, Inc	1,611

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,402,902

HOTELS AND OTHER LODGING PLACES - 0.59%
4,617,481		Accor S.A.	253,047
194,832		Ameristar Casinos, Inc	4,423
198,441	*	Aztar Corp	6,031
201,812	*	Bluegreen Corp	3,189
188,590		Boyd Gaming Corp	8,988
342,956		Choice Hotels International, Inc	14,322
818	*	Club Mediterranee	38
18,100	*	Fairmont Hotels & Resorts, Inc	762
4,300		Four Seasons Hotels, Inc	213
669,000		Fujita Kanko, Inc	5,356
228,291	*	Gaylord Entertainment Co	9,951
705,000		Genting Bhd	3,992
19,000		Great Eagle Holding Co	53
1,058,947	*	Great Wolf Resorts, Inc	10,918
2,784,919		Hilton Hotels Corp	67,144
900		HIS Co Ltd	21
2,348,933		Hongkong & Shanghai Hotels	2,575
19,088		Hyatt Regency S.A.	240
549,637		Intercontinental Hotels Group plc	7,921
86,909	e*	Isle of Capri Casinos, Inc	2,117
779,935	*	Jameson Inns, Inc	1,677
1,820	*	Kangwon Land, Inc	37
1,463,323	*	La Quinta Corp	16,301
111,775	*	Las Vegas Sands Corp	4,412
184,634	*	Lodgian, Inc	1,981
102,840		Marcus Corp	2,417
1,249,580		Marriott International, Inc (Class A)	83,684
651,310	*	MGM Mirage	23,884
13,002,486		Minor International PCL	2,046
987,798	v*	Minor International PCL (Wts 05/20/07)	0	^
87,582	*	Monarch Casino & Resort, Inc	1,979

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

209,754	*	MTR Gaming Group, Inc	$2,184
71,267		NH Hoteles S.A.	1,114
40,661	*	Outdoor Channel Holdings, Inc	549
511,700		Overseas Union Enterprise Ltd	3,354
225		Pierre & Vacances	18
85,000		Raffles Holdings Ltd	32
166,000		Regal Hotels International Holdings Ltd	12
8,800		Resorts World Bhd	26
54,907	*	Riviera Holdings Corp	900
4,401,930		Shangri-La Asia Ltd	7,352
1,148,555		Starwood Hotels & Resorts Worldwide, Inc	73,347
446,932		Station Casinos, Inc	30,302
640,092		TABCORP Holdings Ltd	7,311
1,187,130		United Overseas Land Ltd	1,792
169,402	*	Vail Resorts, Inc	5,595
213,403	e*	Wynn Resorts Ltd	11,705

		TOTAL HOTELS AND OTHER LODGING PLACES	685,312

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.88%
4,634,294		3M Co	359,158
57,735	*	Aaon, Inc	1,035
2,587,012	*	ABB Ltd	25,027
200		ABILIT Corp	3
200	v*	ABILIT Corp	3
10,078		Acer, Inc	124
40,000		Acer, Inc	100
143,934	e	Actuant Corp	8,032
563,863	*	Advanced Digital Information Corp	5,520
577,000	e*	AGCO Corp	9,561
36,471		Alamo Group, Inc	748
200,114		Albany International Corp (Class A)	7,236
116,545		Alfa Laval AB	2,519
373,791	*	Alstom RGPT	533
885	*	Alten	26
1,406,729		Amada Co Ltd	12,395
14,200		Amano Corp	271
1,323,808		American Standard Cos, Inc	52,886
32,196		Andritz AG.	3,526
5,403,478	*	Apple Computer, Inc	388,456
10,400,027		Applied Materials, Inc	186,576
46,100		ARRK Corp	3,398
360	*	ASM International NV	6
287,500		ASM Pacific Technology Ltd	1,622
82,887	*	Astec Industries, Inc	2,707
81,434	e*	ASV, Inc	2,034
363,546	*	Asyst Technologies, Inc	2,079
424,540		Atlas Copco AB (A Shares)	9,442
266,618		Atlas Copco AB (B Shares)	5,310
16	*	Authentidate Holding Corp	0	^
658,413	*	Axcelis Technologies, Inc	3,141

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

2,343		Balda AG.	$30
34,000		Benq Corp	33
673,278		Black & Decker Corp	58,548
135,755		Black Box Corp	6,432
342,869	*	Blount International, Inc	5,462
305,329	e	Briggs & Stratton Corp	11,844
683,239	*	Brooks Automation, Inc	8,561
115,119		Bucyrus International, Inc (Class A)	6,067
1,674	*	Bull S.A.	19
1,188,076	e	Canon, Inc	69,455
696		Cardo AB	17
137,613		Carlisle Cos, Inc	9,516
72,332		Cascade Corp	3,393
61,000	e	Casio Computer Co Ltd	1,020
3,642,856		Caterpillar, Inc	210,448
363,722		CDW Corp	20,939
10,719	*	Charter plc	103
62,000		Chi Mei Optoelectronics Corp	92
876,631	*	Cirrus Logic, Inc	5,856
2,184,004	e	Citizen Watch Co Ltd	18,134
1,000		CKD Corp	13
56,000		Compal Electronics, Inc	50
1,874,478	*	Cooper Cameron Corp	77,603
360,061	e*	Cray, Inc	479
375,458		Cummins, Inc	33,690
129,404		Curtiss-Wright Corp	7,065
3,000		Daifuku Co Ltd	51
4,000		Daihen Corp	19
109,600		Daikin Industries Ltd	3,204
7,031		Danieli & Co S.p.A	39
1,799,915		Deere & Co	122,592
16,235,322	*	Dell, Inc	486,897
319,050		Diebold, Inc	12,124
331,922		Donaldson Co, Inc	10,555
264,559	*	Dot Hill Systems Corp	1,833
1,021,864		Dover Corp	41,375
114,200	*	Dresser-Rand Group, Inc	2,761
34,530	*	Dril-Quip, Inc	1,630
600		DTS Corp	23
1,207,462		Eaton Corp	81,009
649,000	e	Ebara Corp	3,503
50		Econocom Group	0	^
16,911,883	*	EMC Corp	230,340
583,344	*	Emulex Corp	11,544
243,278		Engineered Support Systems, Inc	10,130
185,069	*	EnPro Industries, Inc	4,988
703,606	*	Entegris, Inc	6,628
130	*	Exabyte Corp	0	^
787,984	*	Extreme Networks, Inc	3,743
120,565	*	Fargo Electronics, Inc	2,321
95,000		Ferrotec Corp	677
62,022	e*	Flanders Corp	754

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

333,255	*	Flowserve Corp	$13,184
305,314	*	FMC Technologies, Inc	13,104
945,180		Fuji Photo Film Co Ltd	31,231
10,000		Furukawa Co Ltd	27
137,388	*	Gardner Denver, Inc	6,773
1,641,359	*	Gateway, Inc	4,120
1,415,500	e*	GEA Group AG.	17,531
69,837	*	Gehl Co	1,833
73,000		Giken Seisakusho Co, Inc	348
151,445	*	Global Imaging Systems, Inc	5,245
56,700		Glory Ltd	959
59,678		Gorman-Rupp Co	1,319
306,896		Graco, Inc	11,196
933,740	*	Grant Prideco, Inc	41,197
6,872		GUD Holdings Ltd	38
269,673		Heidelberger Druckmaschinen	10,281
1,726		Hellaby Holdings Ltd	6
20,075,785	e	Hewlett-Packard Co	574,770
44,500	e	Hikari Tsushin, Inc	4,185
95,700	e	Hitachi Construction Machinery Co Ltd	2,230
4,000		Hitachi Koki Co Ltd	66
147,965	*	Hydril	9,263
226,021		IDEX Corp	9,292
167,171		IMI plc	1,444
115,876	*	InFocus Corp	465
109,200		Ingersoll-Rand Co Ltd	4,408
304,920	*	Intermec, Inc	10,306
10,345,955	d	International Business Machines Corp	850,438
1,583,602		International Game Technology	48,743
120,519	*	Intevac, Inc	1,591
2,154,000	e*	Ishikawajima-Harima Heavy Industries Co Ltd	6,807
8,600		Itochu Techno-Science Corp	412
1,184,940	*	Jabil Circuit, Inc	43,949
7,162,000	e	Japan Steel Works Ltd	39,684
779,612		Joy Global, Inc	31,184
4,000		Juki Corp	19
102,907	*	Kadant, Inc	1,904
155,744		Kaydon Corp	5,006
3,000		Keihin Corp	77
247,492		Kennametal, Inc	12,632
193,736	e*	Komag, Inc	6,715
3,082,311		Komatsu Ltd	50,950
332,415		Komori Corp	6,112
192,000		Konica Minolta Holdings, Inc	1,954
2,153,916		Kubota Corp	18,085
392,220	*	Kulicke & Soffa Industries, Inc	3,467
30,700	e	Kurita Water Industries Ltd	584
1,050,965	*	Lam Research Corp	37,498
868		Larsen & Toubro Ltd	36
427,857		Lennox International, Inc	12,066
602,012	*	Lexmark International, Inc	26,988
7,252		LG Electronics, Inc (GDR)	215

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

88,678		Lindsay Manufacturing Co	$1,705
89,723	e*	Logitech International S.A. (Regd)	4,204
90,327		Lufkin Industries, Inc	4,505
6,000		Makino Milling Machine Co Ltd	66
456,100	e	Makita Corp	11,206
214		Manitou BF S.A.	9
225,972		Manitowoc Co, Inc	11,348
1,100		Mars Engineering Corp	29
3	*	MCJ Co Ltd	3
6	*	MCJ Co Ltd	5
192,557		Meggitt plc	1,197
2,928,000		Meidensha Corp	11,014
231,500		Melco Holdings, Inc	7,434
18,187	*	Mestek, Inc	238
558,299		Metso Oyj	15,225
227,563	*	Micros Systems, Inc	10,996
29,621	*	Middleby Corp	2,562
132,406	*	Mikohn Gaming Corp	1,307
15,000		Mitac International	22
5,614,160		Mitsubishi Heavy Industries Ltd	24,734
194,000	e	Mitsui Engineering & Shipbuilding Co Ltd	631
517,700	e	Mitsumi Electric Co Ltd	5,851
104,745	e	Modec, Inc	3,301
265,633		Modine Manufacturing Co	8,657
500	*	M-Systems Flash Disk Pioneers	17
37,536		Nacco Industries, Inc (Class A)	4,397
334,454	*	Netgear, Inc	6,438
1,140	e	NextCom K.K.	1,526
1,174,000	e	Nippon Electric Glass Co Ltd	25,613
1,000		Nippon Thompson Co Ltd	9
104,966		NN, Inc	1,113
224,131		Nordson Corp	9,080
112,000	e	NTN Corp	884
642,983	*	Nuance Communications, Inc	4,906
71	*	NYFIX, Inc	0	^
95,667		OCE NV	1,376
240,299	*	Oil States International, Inc	7,613
1,277,000	e	Oki Electric Industry Co Ltd	4,663
2,000		OKK Corp	8
6,000		Okuma Holdings, Inc	76
16,211	*	Omega Flex, Inc	282
12,600		OYL Industries Bhd	11
547,475		Pall Corp	14,705
375,909	e*	Palm, Inc	11,954
56,766	*	PAR Technology Corp	1,576
1,133,554		Parker Hannifin Corp	74,769
224,022	*	Paxar Corp	4,398
441,216		Pentair, Inc	15,231
175		Pfeiffer Vacuum Technology AG.	10
1,009		Pinguely-Haulotte	20
139,198	*	ProQuest Co	3,885
24,500		PT United Tractors Tbk	9

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

34,000		Quanta Computer, Inc	$48
1,116,675	*	Quantum Corp	3,406
1,300	*	Rackable Systems, Inc	37
12,200	*	RBC Bearings, Inc	198
1,126,565		Rheinmetall AG.	70,774
61,288	*	Rimage Corp	1,776
87,080		Robbins & Myers, Inc	1,772
994,914		Rockwell Automation, Inc	58,859
38,725,863		Rolls-Royce Group plc	68
154,313	e	Safran S.A.	3,677
2,220	*	Samsung Corp	47
1,152,166	*	SanDisk Corp	72,379
256,231		Sandvik AB	11,912
69,241		Sauer-Danfoss, Inc	1,302
620		Saurer AG.	41
120,554		Scania AB	4,355
72,750	*	Scansource, Inc	3,978
325,471	*	Scientific Games Corp (Class A)	8,879
349,700		Seagate Technology	6,991
1,249,635	v*	Seagate Technology, Inc (Escrow)	0	^
30,800		Seiko Epson Corp	774
86,346	*	Semitool, Inc	939
3,470,000	*	Shanghai Electric Group Co Ltd	1,186
238,000		Shinmaywa Industries Ltd	1,379
2,728		SIG Holding AG.	594
684,749		SKF AB	9,593
67,000		SMC Corp	9,565
982,520	e	Smith International, Inc	36,461
1,700		Sodick Co Ltd	30
6,635,727	*	Solectron Corp	24,287
328,700		SPX Corp	15,045
66,961		Standex International Corp	1,859
432,778		Stanley Works	20,791
169,923		Stewart & Stevenson Services, Inc	3,590
13,641		Sulzer AG. (Regd)	7,204
457,000		Sumitomo Heavy Industries Ltd	3,833
95,200	b,e*	Surebeam Corp (Class A)	0	^
1,048,425		Symbol Technologies, Inc	13,441
10,000		Synnex Technology International Corp	12
803,000		Tadano Ltd	7,246
126,730		Technip S.A.	7,594
1,534,242		Techtronic Industries Co	3,651
88,091		Tecumseh Products Co (Class A)	2,018
31,300		Tecumseh Products Co (Class B)	624
91,828		Tennant Co	4,775
431,312	*	Terex Corp	25,620
28,900	e	THK Co Ltd	754
357,421		Timken Co	11,445
363,569		Tokyo Electron Ltd	22,825
170,000	e	Tokyo Seimitsu Co Ltd	9,909
82,301	e	Tomra Systems ASA	587
375,276		Toro Co	16,426

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

5,631,077	e	Toshiba Corp	$33,587
4,000		Toshiba Machine Co Ltd	40
6,000		Toyo Kanetsu K K	17
166,000		Toyota Tsusho Corp	3,769
26,598	e*	Transact Technologies, Inc	210
6,000		Tsugami Corp	47
69,863	e*	TurboChef Technologies, Inc	1,003
129,200	*	Ultratech, Inc	2,122
672,991	*	Varian Medical Systems, Inc	33,878
207,034	*	VeriFone Holdings, Inc	5,238
155,840	e*	Vestas Wind Systems a/s	2,551
14		Wacom Co Ltd	31
160,636	e	Wartsila Oyj (B Shs)	4,737
135,963		Watsco, Inc	8,132
570,713		Weir Group plc	3,708
1,151,586	*	Western Digital Corp	21,431
14,152		Wincor Nixdorf AG.	1,492
51,250	*	WJ Communications	83
63,588		Woodward Governor Co	5,469
402,700	e	Yokogawa Electric Corp	6,858
312,659	e*	Zebra Technologies Corp (Class A)	13,397

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,652,194

INSTRUMENTS AND RELATED PRODUCTS - 3.48%
121,384	e*	Abaxis, Inc	2,000
97,909	e*	Abiomed, Inc	905
96,202	*	ADE Corp	2,315
287,828	*	Advanced Medical Optics, Inc	12,031
111,365	e	Advantest Corp	11,219
351,388	*	Affymetrix, Inc	16,779
3,039,804	*	Agilent Technologies, Inc	101,195
377,960	e*	Align Technology, Inc	2,445
657,855		Allergan, Inc	71,022
66		Amazys Holding AG.	4
431,526	*	American Medical Systems Holdings, Inc	7,694
62,898	e*	American Science & Engineering, Inc	3,923
103,872		Analogic Corp	4,970
123,628	*	Anaren, Inc	1,932
33,883	*	Angiodynamics, Inc	865
46,086	*	Animas Corp	1,113
133,000		Anritsu Corp	756
1,736,591		Applera Corp (Applied Biosystems Group)	46,124
60,632	*	ARGON ST, Inc	1,878
134,662		Arrow International, Inc	3,904
127,523	e*	Arthrocare Corp	5,374
109,016	*	Aspect Medical Systems, Inc	3,745
101,594	*	August Technology Corp	1,117
438		Bacou-Dalloz	38
25,461		Badger Meter, Inc	999
591,650		Bard (C.R.), Inc	39,002

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

232,758		Bausch & Lomb, Inc	$15,804
4,062,710		Baxter International, Inc	152,961
97,100	*	Baxter International, Inc (Contingent Value Rts)	1
17,199,208	v*	BB Bioventures L.P.	15,104
371,516		Beckman Coulter, Inc	21,139
1,815,355		Becton Dickinson & Co	109,067
1,289,018		Biomet, Inc	47,139
135,408	*	Bio-Rad Laboratories, Inc (Class A)	8,861
104,278	e*	Biosite, Inc	5,870
3,566,916	e*	Boston Scientific Corp	87,354
318,022	*	Bruker BioSciences Corp	1,546
160,883	*	Caliper Life Sciences, Inc	946
186,893	*	Candela Corp	2,699
101,048	*	Cantel Medical Corp	1,813
123,109	*	Cardiodynamics International Corp	149
240,375	*	Cepheid, Inc	2,110
2,654	*	Cerus Corp	27
172,424		CNS, Inc	3,778
163,825		Cochlear Ltd	5,496
212,043	*	Coherent, Inc	6,293
127,469		Cohu, Inc	2,915
7,121	*	Concord Camera Corp	8
186,061	*	Conmed Corp	4,402
837,332		Cooper Cos, Inc	42,955
523,339	e*	Credence Systems Corp	3,642
125,809	e*	Cyberonics, Inc	4,064
1,910,928		Danaher Corp	106,592
76,560		Datascope Corp	2,530
359,380		Dentsply International, Inc	19,295
24,191	*	DexCom, Inc	361
128,320	*	Dionex Corp	6,298
167,360	*	DJ Orthopedics, Inc	4,616
192,134		DRS Technologies, Inc	9,880
4,233,794	e	Eastman Kodak Co	99,071
105,982		EDO Corp	2,868
132,000		EganaGoldpfeil Holdings Ltd	31
150,551		Elekta AB	2,232
282,869	*	Encore Medical Corp	1,400
215,232	*	ESCO Technologies, Inc	9,576
150,172	*	Esterline Technologies Corp	5,585
43,700	*	ev3, Inc	644
1,822	*	Exactech, Inc	21
78,485	*	Excel Technology, Inc	1,866
67,472	e*	FARO Technologies, Inc	1,349
132,734	*	FEI Co	2,545
392,015		Finmeccanica S.p.A.	7,560
766,710	*	Fisher Scientific International, Inc	47,429
299,141	*	Flir Systems, Inc	6,680
193,691	*	Formfactor, Inc	4,732
296,989	*	Fossil, Inc	6,388
90,856	e*	Foxhollow Technologies, Inc	2,707
1,400,000	v*	Genesoft Series C Financing	7,000

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

500,000	v*	Genesoft Series D Financing	$2,000
1,700	e*	Given Imaging Ltd	44
528,718		GN Store Nord	6,898
9,670,571		Golden Meditech Co Ltd	2,320
1,946,828		Guidant Corp	126,057
204,954	*	Haemonetics Corp	10,014
174,519	*	HealthTronics, Inc	1,335
86,184	*	Herley Industries, Inc	1,423
292,624	*	Hologic, Inc	11,096
95,983	*	ICU Medical, Inc	3,763
108,234	*	I-Flow Corp	1,582
122,055	*	II-VI, Inc	2,181
214,700	*	Illumina, Inc	3,027
197,801	*	Inamed Corp	17,343
384,201	e*	Input/Output, Inc	2,701
129,663	*	Integra LifeSciences Holdings Corp	4,598
149,164	*	Intermagnetics General Corp	4,758
72,976	e*	Intralase Corp	1,301
230,824	*	Intuitive Surgical, Inc	27,069
198,069		Invacare Corp	6,237
2,776,107	*	Invensys plc	882
150,344	e*	Ionatron, Inc	1,520
99,436	*	IRIS International, Inc	2,174
68,202	e*	Ista Pharmaceuticals, Inc	434
216,029	*	Itron, Inc	8,650
261,637	*	Ixia	3,867
18,240,522		Johnson & Johnson	1,096,255
87,468		Keithley Instruments, Inc	1,223
58,347	e*	Kensey Nash Corp	1,285
73,503		Keyence Corp	20,893
1,363,648		Kla-Tencor Corp	67,269
445,255	*	Kopin Corp	2,382
35,232	*	KVH Industries, Inc	345
231,781	*	Kyphon, Inc	9,464
103,958	*	LaBarge, Inc	1,494
119,977	e*	Laserscope	2,695
70,825	*	LeCroy Corp	1,083
553,720	e*	Lexar Media, Inc	4,546
1,800	*	LG.Philips LCD Co Ltd (ADR)	39
1,500	*	LG.Philips LCD Co Ltd Wts	64
342,246	*	LTX Corp	1,540
126,452		Luxottica Group S.p.A.	3,196
58,630	*	Measurement Specialties, Inc	1,428
7,217,963		Medtronic, Inc	415,538
211,443	e	Mentor Corp	9,743
147,773	*	Merit Medical Systems, Inc	1,794
273,020	*	Mettler-Toledo International, Inc	15,071
76,161	*	Micro Therapeutics, Inc	528
408,928	*	Millipore Corp	27,006
201,703		Mine Safety Appliances Co	7,304
264,246	*	MKS Instruments, Inc	4,727
151,413	*	Molecular Devices Corp	4,380
117,116		Movado Group, Inc	2,143

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

21,503,204	v*	MPM Bioventures II-QP, Lp	$13,306
194,405		MTS Systems Corp	6,734
325,348	e*	Nanogen, Inc	852
250,687		National Instruments Corp	8,035
37,763	*	Neurometrix, Inc	1,030
284,599	*	Newport Corp	3,853
307,000	e	Nikon Corp	4,840
1,526		Nobel Biocare Holding AG. (Stockholm)	334
3,419	*	Novoste Corp	8
42,346	e*	NuVasive, Inc	766
800	*	NxStage Medical, Inc	10
121,983	e	Oakley, Inc	1,792
66,286	e*	OccuLogix, Inc	477
104,441	e	Olympus Corp	2,743
667,000		Optimax Technology Corp	1,139
500	*	Orbotech Ltd	12
238,000		Osaki Electric Co Ltd	1,948
94,888	e*	Palomar Medical Technologies, Inc	3,325
6,025,117		PCCW Ltd	3,711
765,699		PerkinElmer, Inc	18,040
113,660		Phonak Holding AG.	4,881
120,093	*	Photon Dynamics, Inc	2,195
1,084,259		Pitney Bowes, Inc	45,810
132,633		PolyMedica Corp	4,439
166,791	e*	Qiagen NV	1,956
307,912	*	Resmed, Inc	11,796
358,197	*	Respironics, Inc	13,278
111,390	*	Rofin-Sinar Technologies, Inc	4,842
417,132		Roper Industries, Inc	16,481
71,417	*	Rudolph Technologies, Inc	920
198,517	*	Sirf Technology Holdings, Inc	5,916
4,062,776	v*	Skyline Venture Partners Qualified II	3,086
635,000	v*	Skyline Venture Partners Qualified III	635
954,253		Smith & Nephew plc	8,773
69,468	*	Somanetics Corp	2,223
143,205	e*	Sonic Solutions, Inc	2,164
83,797	*	SonoSite, Inc	2,934
2,844,397	*	St. Jude Medical, Inc	142,789
59	*	Staar Surgical Co	0	^
164,950	e*	Star Scientific, Inc	388
518,793		STERIS Corp	12,980
1,746,639		Stryker Corp	77,603
37,237		Swatch Group AG. (Br)	5,509
85,713		Swatch Group AG. (Regd)	2,585
238,436	*	Sybron Dental Specialties, Inc	9,492
50,200	*	Symmetry Medical, Inc	973
2,500	*	Syneron Medical Ltd	79
2,101	*	Synovis Life Technologies, Inc	21
36,915		Synthes, Inc	4,134
247,403	*	Techne Corp	13,892
574,752		Tektronix, Inc	16,214
337,175	*	Teledyne Technologies, Inc	9,812

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

858,259	e*	Teradyne, Inc	$12,505
829,228		Terumo Corp	24,519
738,070	*	Thermo Electron Corp	22,238
246,528	*	ThermoGenesis Corp	1,191
324,439	*	Thoratec Corp	6,713
282,657	*	Trimble Navigation Ltd	10,031
152,209	*	TriPath Imaging, Inc	919
69,060		United Industrial Corp	2,857
33,401	e*	Urologix, Inc	129
816		Vaisala Oyj	23
280,320	*	Varian, Inc	11,154
206,204	*	Veeco Instruments, Inc	3,573
172,877	*	Ventana Medical Systems, Inc	7,321
190,666	*	Viasys Healthcare, Inc	4,900
78,962	e*	Viisage Technology, Inc	1,391
79,831	*	Vital Images, Inc	2,088
55,394		Vital Signs, Inc	2,372
43,210	*	Vnus Medical Technologies, Inc	362
780,498	*	Waters Corp	29,503
24,656	e*	William Demant Holding	1,359
156,938	*	Wright Medical Group, Inc	3,202
5,271,645	*	Xerox Corp	77,230
145,887		X-Rite, Inc	1,459
30,004		Young Innovations, Inc	1,022
123		Ypsomed Holding AG.	19
1,483,542	*	Zimmer Holdings, Inc	100,050
69,006	*	Zoll Medical Corp	1,738

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,037,080

INSURANCE AGENTS, BROKERS AND SERVICE - 0.45%
2,070,852		AON Corp	74,447
390		April Group	16
539,308	e	Brown & Brown, Inc	16,470
149,943		Clark, Inc	1,987
1,006		Crawford & Co (Class A)	6
146,869		Crawford & Co (Class B)	846
455,676	e	Gallagher (Arthur J.) & Co	14,071
1,622,285		Hartford Financial Services Group, Inc	139,338
176,939		Hilb Rogal & Hobbs Co	6,814
12,900	*	James River Group, Inc	256
6,718,849		Marsh & McLennan Cos, Inc	213,391
59,223		MLP AG.	1,224
202,684		National Financial Partners Corp	10,651
8,034		OAMPS Ltd	20
1,608,615	e	QBE Insurance Group Ltd	23,128
40,047		Sanlam Ltd	96
1,285,630		Suncorp-Metway Ltd	18,909
213,306	*	USI Holdings Corp	2,937

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	524,607

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

INSURANCE CARRIERS - 5.60%
199,960		21st Century Insurance Group	$3,235
238,000		ABC Learning Centres Ltd	1,257
227,490		ACE Ltd	12,157
9,741		Aegon NV	159
2,154,775		Aetna, Inc	203,217
55,471		Affirmative Insurance Holdings, Inc	809
3,533,318		Aflac, Inc	164,017
2,019,000		Aioi Insurance Co Ltd	14,027
1,051		Aksigorta A.S.	8
202,665		Alfa Corp	3,263
410,927		Alleanza Assicurazioni S.p.A	5,060
23,866	*	Alleghany Corp	6,778
683,975		Allianz AG. (Regd)	103,220
3,611,142		Allstate Corp	195,254
373	*	Alm. Brand Skadesforsikring a/s	16
530,678		Ambac Financial Group, Inc	40,894
130,183		American Equity Investment Life Holding Co	1,699
378,419		American Financial Group, Inc	14,497
14,617,002		American International Group, Inc	997,318
49,444		American National Insurance Co	5,784
59,654	*	American Physicians Capital, Inc	2,732
246,328	*	AMERIGROUP Corp	4,794
270,542		AmerUs Group Co	15,332
3,704,962		AMP Ltd	20,900
161,306	*	Argonaut Group, Inc	5,286
617,504		Aspen Insurance Holdings Ltd	14,616
1,337,880		Assicurazioni Generali S.p.A.	46,585
625,271		Assurant, Inc	27,193
4,963,253		Aviva plc	60,071
2,151,295		AXA Asia Pacific Holdings Ltd	8,017
3,261,042	e	AXA S.A.	104,857
702,901		Axis Capital Holdings Ltd	21,987
54,292		Baldwin & Lyons, Inc (Class B)	1,319
71,581		Bristol West Holdings, Inc	1,362
39,951		Brit Insurance Holdings plc	61
283,684	e*	Centene Corp	7,458
217,424	*	Ceres Group, Inc	1,124
1,179,473		Challenger Financial Services Group Ltd	3,504
13,493		Chesnara plc	36
6,000	*	China Life Insurance Co Ltd (ADR)	212
117,000	*	China Life Insurance Co Ltd (H Shs)	103
1,508,838		Chubb Corp	147,338
599,991		Cigna Corp	67,019
904,031		Cincinnati Financial Corp	40,392
175,803	e*	Citizens, Inc	958
201,629	*	CNA Financial Corp	6,599
92,545	*	CNA Surety Corp	1,348
195,953		CNP Assurances	15,394
165,607		Commerce Group, Inc	9,486
756,931	e*	Conseco, Inc	17,538
141,232		Corp Mapfre S.A.	2,324

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

4,229,475		Credit Suisse Group	$215,012
201,940		Delphi Financial Group, Inc (Class A)	9,291
105,921		Direct General Corp	1,790
44,686		Donegal Group, Inc	1,039
20,626		EMC Insurance Group, Inc	411
3,728		Ergo Previdenza S.p.A.	23
228,213	e	Erie Indemnity Co (Class A)	12,141
30,000		Everest Re Group Ltd	3,011
15,176	e	Fairfax Financial Holdings Ltd	2,183
549,129		FBD Holdings plc	23,746
94,063		FBL Financial Group, Inc (Class A)	3,086
793,088		Fidelity National Financial, Inc	29,178
141,118		Fidelity National Title Group, Inc	3,436
76,514	*	First Acceptance Corp	787
726,163		First American Corp	32,895
49,497	*	Fpic Insurance Group, Inc	1,718
1,762,459		Friends Provident plc	5,734
486,000		Fuji Fire & Marine Insurance Co Ltd	1,857
92		Generali Schweiz Holding AG.	24
1,740,255		Genworth Financial, Inc	60,178
56,726		Great American Financial Resources, Inc	1,125
498,282	e	Great-West Lifeco, Inc	13,095
263,098		Hanover Insurance Group, Inc	10,990
88,403		Harleysville Group, Inc	2,343
819,378		HCC Insurance Holdings, Inc	24,319
958,951	*	Health Net, Inc	49,434
131,668	*	HealthExtras, Inc	3,305
294,435		Horace Mann Educators Corp	5,582
1,336,014	*	Humana, Inc	72,586
32,653		Independence Holding Co	638
133,328		Infinity Property & Casualty Corp	4,961
4,593,472		ING Groep NV	158,754
2,829,061		Insurance Australia Group Ltd	11,248
374,947		IPC Holdings Ltd	10,266
356,961		Irish Life & Permanent plc	7,267
725,732		Jefferson-Pilot Corp	41,316
25,177		Kansas City Life Insurance Co	1,261
395,212		KBC Groep NV	36,664
120,904	*	KMG America Corp	1,110
182,154		LandAmerica Financial Group, Inc	11,366
415,703		Leucadia National Corp	19,729
2,069		Liberty Group Ltd	25
1,366,435		Lincoln National Corp	72,462
931,333		Loews Corp	88,337
1,777,070	e	Manulife Financial Corp	103,857
48,454	*	Markel Corp	15,362
472,088		Max Re Capital Ltd	12,260
703,283		MBIA, Inc	42,310
233,913	e	Mediolanum S.p.A.	1,537
130,787		Mercury General Corp	7,614
2,925,688		Metlife, Inc	143,359
10,586		Metropolitan Holdings Ltd	20

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

456,692		MGIC Investment Corp	$30,059
59,924		Midland Co	2,160
3,133		Millea Holdings, Inc	53,885
1,706,525		Mitsui Sumitomo Insurance Co Ltd	20,863
605,614	*	Molina Healthcare, Inc	16,134
730,073	e	Montpelier Re Holdings Ltd	13,798
287,057		Muenchener Rueckver AG. (Regd)	38,729
24,577		National Interstate Corp	469
13,752		National Western Life Insurance Co (Class A)	2,845
422,248		Nationwide Financial Services, Inc (Class A)	18,579
57,189	*	Navigators Group, Inc	2,494
973,000	e	Nipponkoa Insurance Co Ltd	7,799
333,000		Nissay Dowa General Insurance Co Ltd	2,322
112,160	e	Odyssey Re Holdings Corp	2,813
467,515		Ohio Casualty Corp	13,240
65,371		Old Mutual plc	185
1,201,174		Old Republic International Corp	31,543
369,591		PartnerRe Ltd	24,271
112,728	*	Philadelphia Consolidated Holding Co	10,900
666,598		Phoenix Cos, Inc	9,092
42,000		PICC Property & Casualty Co Ltd	12
17,500		Ping An Insurance (Group) Co of China Ltd	32
205,240		Platinum Underwriters Holdings Ltd	6,377
192,481	*	PMA Capital Corp (Class A)	1,757
446,974		PMI Group, Inc	18,357
814,098	e	Power Corp Of Canada	22,064
632,357	e	Power Financial Corp	18,081
127,170		Presidential Life Corp	2,421
2,240,743		Principal Financial Group	106,278
173,007	*	ProAssurance Corp	8,415
1,118,431		Progressive Corp	130,610
477,272		Protective Life Corp	20,890
3,599,708		Prudential Financial, Inc	263,463
5,284,708		Prudential plc	49,899
420,193		Radian Group, Inc	24,619
153,673		Reinsurance Group Of America, Inc	7,339
14,263		Republic Cos Group, Inc	221
171,376		Resolution plc	1,906
122,493		RLI Corp	6,109
4,738,534		Royal & Sun Alliance Insurance Group plc	10,230
798,760		Safeco Corp	45,130
68,815		Safety Insurance Group, Inc	2,778
12,960		Samsung Fire & Marine Insurance Co Ltd	1,641
15,445		Schindler Holding AG. (Pt Cert)	6,106
50,757	*	SeaBright Insurance Holdings, Inc	844
191,023		Selective Insurance Group, Inc	10,143
1,765,893	e	Skandia Forsakrings AB	10,562
1,825,529		Sompo Japan Insurance, Inc	24,669
5,876,894		St. Paul Travelers Cos, Inc	262,521
396,134		Stancorp Financial Group, Inc	19,787
114,163		State Auto Financial Corp	4,162
169,313		Stewart Information Services Corp	8,240

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

222,373		Storebrand ASA	$1,913
1,343,029	e	Sun Life Financial, Inc	53,726
409,877	e	Swiss Reinsurance Co (Regd)	29,918
416,150		T&D Holdings, Inc	27,572
102,831	*	Topdanmark a/s	8,895
546,507		Torchmark Corp	30,386
60,063		Tower Group, Inc	1,320
141,214		Transatlantic Holdings, Inc	9,490
53,649	*	Triad Guaranty, Inc	2,360
275,253		UICI	9,774
86,779		United Fire & Casualty Co	3,509
8,795,836		UnitedHealth Group, Inc	546,573
236,824		Unitrin, Inc	10,669
147,053	*	Universal American Financial Corp	2,218
1,547,240		UnumProvident Corp	35,200
82,441	*	Vesta Insurance Group, Inc	82
1,104,540		W.R. Berkley Corp	52,598
150,896	*	WellCare Health Plans, Inc	6,164
9,600	v*	WellChoice, Inc	759
4,579,247	*	WellPoint, Inc	365,378
6,368		Wesco Financial Corp	2,452
113,270		XL Capital Ltd (Class A)	7,632
333,449		Zenith National Insurance Corp	15,379
253,661	e	Zurich Financial Services AG.	53,891

		TOTAL INSURANCE CARRIERS	6,486,357

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
227,544	*	Corrections Corp of America	10,233
76,093	*	Geo Group, Inc	1,745
44,225	*	PAN Fish ASA	13

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	11,991

LEATHER AND LEATHER PRODUCTS - 0.11%
69,418		Adidas-Salomon AG.	13,101
120,303		Brown Shoe Co, Inc	5,105
2,137,632	*	Coach, Inc	71,269
186,731	*	Genesco, Inc	7,243
13,643		Hermes International	3,400
30,799		Pou Chen Corp	20
122,864		Steven Madden Ltd	3,591
369,371	*	Timberland Co (Class A)	12,023
39,940		Weyco Group, Inc	763
350,971		Wolverine World Wide, Inc	7,883
387,604		Yue Yuen Industrial Holdings	1,082

		TOTAL LEATHER AND LEATHER PRODUCTS	125,480

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

LEGAL SERVICES - 0.01%
302,781	*	FTI Consulting, Inc	$8,308
92,239	e	Pre-Paid Legal Services, Inc	3,525

		TOTAL LEGAL SERVICES	11,833

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.03%
151,517		Brisa-Auto Estradas de Portugal S.A.	1,280
1,742,000		ComfortDelgro Corp Ltd	1,676
311,000	e	Keihin Electric Express Railway Co Ltd	2,450
178,000	e	Keisei Electric Railway Co Ltd	1,214
467,302		Laidlaw International, Inc	10,855
475,000		SMRT Corp Ltd	309
2,253,000	e	Tobu Railway Co Ltd	11,797

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	29,581

LUMBER AND WOOD PRODUCTS - 0.03%
54,338		American Woodmark Corp	1,347
22,200	*	Canfor Corp	255
472,056	*	Champion Enterprises, Inc	6,429
55,301		Deltic Timber Corp	2,868
528,886	v	Louisiana-Pacific Corp	14,529
68,267		Norbord, Inc	716
43,845		Skyline Corp	1,596
1,747		Tenon Ltd	4
104,659		Universal Forest Products, Inc	5,783

		TOTAL LUMBER AND WOOD PRODUCTS	33,527

METAL MINING - 0.72%
23,118		Agnico-Eagle Mines Ltd	456
865,494		Alumina Ltd	4,711
1,092		Anglo Platinum Ltd	79
2,187		AngloGold Ashanti Ltd	108
4,700		AngloGold Ashanti Ltd (Spon ADR)	232
3,503,000	*	Atlas Consolidated Mining & Development	383
870,305	e	Barrick Gold Corp (New York)	24,146
376,741	*	Barrick Gold Corp (U.S.)	10,500
11,795	*	Boliden AB	96
30,639		Caemi Mineracao e Metalurgica S.A.	45
261,644		Cameco Corp	16,528
6,481		Cia Vale do Rio Doce	265
7,989		Cia Vale do Rio Doce	286
138,493	e	Cleveland-Cliffs, Inc	12,266
1,431,144	*	Coeur d'Alene Mines Corp	5,725
552,130		Companhia Vale do Rio Doce (ADR)	22,715
272,790		Companhia Vale do Rio Doce (Spon ADR)	9,889
870,961	e	Falconbridge Ltd	25,723

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,538,458		Freeport-McMoRan Copper & Gold, Inc (Class A)	$82,769
249,846	*	Glamis Gold Ltd	6,838
5,724		Gold Fields Ltd	101
12,200		Gold Fields Ltd (Spon ADR)	215
760,497	e	Goldcorp, Inc	16,862
12,500	*	Harmony Gold Mining Co Ltd	163
5,559	*	Harmony Gold Mining Co Ltd	74
693,009	*	Hecla Mining Co	2,814
750,360		Iluka Resources Ltd	4,315
4,300		Impala Platinum Holdings Ltd	159
1,067		Impala Platinum Holdings Ltd	157
347,298	*	Inco Ltd	15,014
751,086	e*	Inco Ltd	32,725
51,600	*	Ivanhoe Mines Ltd	369
205,428	e	Jubilee Mines NL	1,133
651,477	*	Kinross Gold Corp	5,990
178,859	*	Meridian Gold, Inc	3,901
8,801		Minara Resources Ltd	12
568,984	*	MMC Norilsk Nickel	54,053
13,200	*	MMC Norilsk Nickel (ADR)	1,251
340,520		Newcrest Mining Ltd	6,070
2,249,227		Newmont Mining Corp	120,109
29,425	*	Oxiana Ltd	38
350,866	*	Paladin Resources Ltd	508
799,024		Phelps Dodge Corp	114,955
908,834	*	Placer Dome, Inc	20,711
95,308		Placer Dome, Inc	2,185
6,015	*	Portman Ltd	23
594,124	e	Rio Tinto Ltd	30,071
2,016,001		Rio Tinto plc	91,889
145,198	e	Royal Gold, Inc	5,043
316,440		Southern Copper Corp	21,195
592,055	*	Stillwater Mining Co	6,850
607,801	e	Teck Cominco Ltd (Class B)	32,285
22,121		Umicore	2,599
13,467,000		Zijin Mining Group Co Ltd (Class H)	5,949
2,594,872		Zinifex Ltd	13,096

		TOTAL METAL MINING	836,644

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.31%
132,100		Aderans Co Ltd	3,962
32,977	e	Amer Sports Oyj	612
2,582,741		Anglo American plc	87,747
904,611	e	Aristocrat Leisure Ltd	8,175
76,000	e	Asahi Pretec Corp	1,842
254,481		Blyth, Inc	5,331
68,541		Bulgari S.p.A.	762
433,172		Callaway Golf Co	5,995
82,307	e	Charles & Colvard Ltd	1,663
83,827		Daktronics, Inc	2,479

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

49,427		Escalade, Inc	$582
986,537		Fortune Brands, Inc	76,970
12,000		Fu Sheng Industrial Co Ltd	15
817		GWA International Ltd	2
1,282,484		Hasbro, Inc	25,880
98,000		Hutchison Harbour Ring Ltd	9
454,000	e*	Identix, Inc	2,275
261,410	e*	Jakks Pacific, Inc	5,474
335,863	*	K2, Inc	3,396
16,000		Magnum Corp Bhd	8
91,885		Marine Products Corp	964
1,834,317		Mattel, Inc	29,019
7,000		Mitsuboshi Belting Co Ltd	49
5,019	*	Morgan Crucible Co	21
58,200	e	Namco Bandai Holdings, Inc	850
188,762	e	Nautilus, Inc	3,522
233,433		Nintendo Co Ltd	28,183
113,249,000	a	Playmates Holdings Ltd	15,044
108,267	*	RC2 Corp	3,846
80,969		Russ Berrie & Co, Inc	925
7,000		Ryobi Ltd	49
37,230		Sankyo Co Ltd	2,154
190,676	e*	Shuffle Master, Inc	4,794
60,264	*	Steinway Musical Instruments, Inc	1,537
10,491		Turkiye Is Bankasi	91
389,045		Tyco International Ltd	11,228
764,000		Yamaha Corp	12,693
380,761		Yankee Candle Co, Inc	9,747

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	357,895

MISCELLANEOUS RETAIL - 1.09%
165,310	*	1-800-FLOWERS.COM, Inc (Class A)	1,061
76,825	*	AC Moore Arts & Crafts, Inc	1,118
1,300	*	Allion Healthcare, Inc	15
259,727	e*	Alloy, Inc	751
1,640,563	e*	Amazon.com, Inc	77,353
1,918		Avenir Telecom	7
1,003,095	e	Barnes & Noble, Inc	42,802
50		Belluna Co Ltd	2
106,803		Big 5 Sporting Goods Corp	2,338
54,137	e	Blair Corp	2,108
82		Blockbuster, Inc (Class B)	0	^
68,655	e*	Blue Nile, Inc	2,767
343,083		Borders Group, Inc	7,435
44,406	e*	Build-A-Bear Workshop, Inc	1,316
255,124		Cash America International, Inc	5,916
35,900		Circle K Sunkus Co Ltd	912
87,962	*	CKX, Inc	1,144
1,069		Clas Ohlson AB (B Shs)	20
216,511	*	Coldwater Creek, Inc	6,610

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

832,759		Compagnie Financiere Richemont AG. (Units) (A Shs)	$36,142
5,064,809		CVS Corp	133,812
139,558		DCC plc	2,980
125,613	*	dELiA*s, Inc	1,043
14,486	*	dELiA*s, Inc	15
154,266	e*	Dick's Sporting Goods, Inc	5,128
1,733,700		Dickson Concepts International Ltd	2,370
893,958	*	Dollar Tree Stores, Inc	21,401
400		Don Quijote Co Ltd	33
17,029		Douglas Holding AG.	653
446,431	e*	Drugstore.com, Inc	1,272
100		EDION Corp	2
627	b,v*	FAO, Inc	0	^
67,493		Folli-Follie S.A. (Regd)	1,791
35,410	*	Golf Galaxy, Inc	678
2,560	*	Gruppo Coin S.p.A.	9
188,317	e*	GSI Commerce, Inc	2,842
1,657,608		GUS plc	29,368
104,632		Hellenic Duty Free Shops S.A.	1,839
272,193	*	Hibbett Sporting Goods, Inc	7,752
2,190,458		HMV Group plc	6,797
27,327		House Of Fraser plc	53
2,740,598		Hutchison Whampoa Ltd	26,103
647	e	Index Corp	1,173
2,000		Izumiya Co Ltd	18
33,501		Jean Coutu Group, Inc	402
111,257	*	Jill (J.) Group, Inc	2,117
29,858	e*	KarstadtQuelle AG.	452
600		Kojima Co Ltd	7
1,155,309		Lifestyle International Holdings Ltd	1,609
353,472		Longs Drug Stores Corp	12,863
31,500		Matsumotokiyoshi Co Ltd	995
856,913		Michaels Stores, Inc	30,309
311,821		MSC Industrial Direct Co (Class A)	12,541
241,740		Next plc	6,370
470		Nihon Chouzai Co Ltd	15
1,315,500		Nippon Mining Holdings, Inc	9,351
1,500		Nissen Co Ltd	25
136,687	e*	Nutri/System, Inc	4,923
1,587,529	*	Office Depot, Inc	49,848
312,864		OfficeMax, Inc	7,934
1,684,639		Origin Energy Ltd	9,281
28,000		OSIM International Ltd	27
65,434	e*	Overstock.com, Inc	1,842
3,154,170		Pacific Brands Ltd	6,155
1,000		Parco Co Ltd	12
9,617		Peacock Group plc	56
2,514,000		Pertama Holdings Ltd	506
326,988	*	Petco Animal Supplies, Inc	7,177
1,149,533		Petsmart, Inc	29,497
183,680	e*	Priceline.com, Inc	4,100
69	*	QXL Ricardo plc	14
10,606,090	e*	Rite Aid Corp	36,909

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

100,200		Ryohin Keikaku Co Ltd	$8,736
982,240	*	Sears Holdings Corp	113,478
4,000		Senshukai Co Ltd	51
84,438	e*	Sharper Image Corp	822
604,762		Shoppers Drug Mart Corp	22,769
3,288,264		Signet Group plc	6,069
184,379	*	Sports Authority, Inc	5,740
108,284	*	Stamps.com, Inc	2,486
5,294,337		Staples, Inc	120,234
200		Sugi Pharmacy Co Ltd	10
83,600		Sundrug Co Ltd	4,576
67,124	*	Systemax, Inc	419
162		Ten Cate NV	16
629,880		Tiffany & Co	24,118
171,000		Tsutsumi Jewelry Co Ltd	6,520
143,022	*	Valuevision International, Inc (Class A)	1,802
5,714,757		Walgreen Co	252,935
3,106		WH Smith plc	23
145,114		World Fuel Services Corp	4,893
108,904	e	Xebio Co Ltd	5,684
325,573	*	Zale Corp	8,188
3,253	*	Zumiez, Inc	141

		TOTAL MISCELLANEOUS RETAIL	1,261,996

MOTION PICTURES - 1.38%
1,908,300		Astro All Asia Networks plc	2,651
173,504	*	Avid Technology, Inc	9,501
1,241,369	e	Blockbuster, Inc (Class A)	4,655
61,249	e	Carmike Cinemas, Inc	1,553
12,386,421	*	CBS Corp	403,797
629,081	*	Denny's Corp	2,535
1,276,245	*	Discovery Holding Co (Class A)	19,335
592,864	*	DreamWorks Animation SKG, Inc (Class A)	14,561
300,638	*	Macrovision Corp	5,030
13,634,238		News Corp (Class A)	212,012
235,000	e	News Corp (Class B)	3,903
424,009	*	Pixar	22,354
84,410	*	Premiere AG.	1,474
198,443	e	Regal Entertainment Group (Class A)	3,774
24,341		SMG plc	36
1,755		Southern Cross Broadcasting Australia Ltd	17
340,082	*	Time Warner Telecom, Inc (Class A)	3,350
32,967,697		Time Warner, Inc	574,957
105,100		Toho Co Ltd	2,351
579	*	UBISOFT Entertainment	27
12,941,872		Walt Disney Co	310,217
5,514		Wegener NV	65
26,869	e*	WPT Enterprises, Inc	160

		TOTAL MOTION PICTURES	1,598,315

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

NONDEPOSITORY INSTITUTIONS - 2.03%
1,026	*	Aareal Bank AG.	$39
109,491	e*	Accredited Home Lenders Holding Co	5,429
146,505		Acom Co Ltd	9,409
472,522		Advance America Cash Advance Centers, Inc	5,859
38,878		Advanta Corp (Class A)	1,171
65,995	e	Advanta Corp (Class B)	2,141
3,111,930		Aegon NV	50,472
21,500		Aeon Credit Service Co Ltd	2,033
1,524,500		Aeon Thana Sinsap Thailand PCL (foreign)	1,255
139,278		Aiful Corp	11,623
3,305		Aktiv Kapital ASA	50
524,601	e	American Capital Strategies Ltd	18,996
8,491,988		American Express Co	436,998
999,470	*	AmeriCredit Corp	25,616
134,428		Ares Capital Corp	2,160
65,154	e	Asta Funding, Inc	1,781
69,828		Beverly Hills Bancorp, Inc	724
1,211,300		Bursa Malaysia Bhd	1,173
2,118,600		Capital One Financial Corp	183,047
332,903	e	CapitalSource, Inc	7,457
307,557		Cattles plc	1,738
305,681		CharterMac	6,474
1,027,447		CIT Group, Inc	53,201
98,554	*	Collegiate Funding Services LLC	1,946
288,778	*	CompuCredit Corp	11,112
2,875,695		Countrywide Financial Corp	98,320
2,800	*	Credit Acceptance Corp	45
241,473	e	Credit Saison Co Ltd	12,050
55,826		D Carnegie AB	821
58,621		Delta Financial Corp	491
1,575,721	e	Deutsche Postbank AG.	91,074
555,570		Doral Financial Corp	5,889
92,570	e*	Encore Capital Group, Inc	1,606
7,440,317		Fannie Mae	363,162
88,295	e	Federal Agricultural Mortgage Corp (Class C)	2,643
16		Finance All Corp	26
92,720		Financial Federal Corp	4,121
130,390	*	First Cash Financial Services, Inc	3,802
117,017	e	First Marblehead Corp	3,845
4,828,390		Freddie Mac	315,535
60,700		Hitachi Capital Corp	1,209
393,000		Hong Leong Finance Ltd	856
1,516,005		Hypo Real Estate Holding AG.	78,645
448,400		ICAP plc	3,118
96,923		ICICI Bank Ltd	1,260
169,913		IGM Financial, Inc	6,708
526,960		Industrial Development Bank of India Ltd	1,138
2,988,430	*	Infrastructure Development Finance Co Ltd	4,857
4,890		Intermediate Capital Group plc	117
2,158	*	Intrum Justitia AB	20
109,042		Irish Life & Permanent plc (London)	2,211

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

9,000		Jaccs Co Ltd	$100
214,000	e	Japan Securities Finance Co Ltd	2,462
184		Kenedix, Inc	1,158
2,449,500		Krungthai Card PCL	1,195
45,000	*	LG Card Co Ltd	2,248
8,569,330		MBNA Corp	232,657
213,542		MCG Capital Corp	3,116
163,000		Mega Financial Holding Co Ltd	106
83,290	*	Nelnet, Inc	3,388
98,746		NGP Capital Resources Co	1,297
6,752,200	e	Nissin Co Ltd	16,533
287,673	e*	Ocwen Financial Corp	2,503
215,000		OMC Card, Inc	4,609
7,152,000		Orient Corp	29,873
38,437		Perpetual Trustees Australia Ltd	1,917
110,487		Promise Co Ltd	7,348
233,274		Provident Financial plc	2,193
1,100		Ricoh Leasing Co Ltd	31
30,270	e	SFCG Co Ltd	7,309
106,927		SFE Corp Ltd	1,086
2,466,230		SLM Corp	135,865
823,030		SM Investments Corp	3,725
20,986		Student Loan Corp	4,391
72,000		Taishin Financial Holdings Co Ltd	38
442,139		Takefuji Corp	30,005
31,999	*	United PanAm Financial Corp	828
151,073		Westcorp	10,063
31,052	*	WFS Financial, Inc	2,365
146,986	*	World Acceptance Corp	4,189

		TOTAL NONDEPOSITORY INSTITUTIONS	2,358,071

NONMETALLIC MINERALS, EXCEPT FUELS - 0.09%
289,295		Aber Diamond Corp	10,642
110,259		AMCOL International Corp	2,263
751		Cimsa Cimento Sanayi Ve Ticaret A.S.	5
81,558		Compass Minerals International, Inc	2,001
200,696		Florida Rock Industries, Inc	9,846
16,615		Grupo Mexico S.A. de C.V.	39
3,535,000		Itochu Corp	29,471
575,687	*	Kimberley Diamond Co NL	587
99,270	e	Solvay S.A.	10,901
567,182		Vulcan Materials Co	38,427

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	104,182

OIL AND GAS EXTRACTION - 2.89%
1,109,957		Anadarko Petroleum Corp	105,168
2,600		AOC Holdings, Inc	47
1,818,951		Apache Corp	124,635

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

129,886	*	Atlas America, Inc	$7,822
103,855	e*	ATP Oil & Gas Corp	3,844
88,239	*	Atwood Oceanics, Inc	6,885
2,361,335		Baker Hughes, Inc	143,522
105,633		Berry Petroleum Co (Class A)	6,042
4,154,308		BG Group plc	40,973
95,215	*	Bill Barrett Corp	3,676
1,456,182		BJ Services Co	53,398
60,775	*	Bois d'Arc Energy, Inc	964
130,079	*	Brigham Exploration Co	1,543
25,800	*	Bronco Drilling Co, Inc	594
2,209,707		Burlington Resources, Inc	190,477
9,255		Burren Energy plc	145
388,291		Cabot Oil & Gas Corp (Class A)	17,512
459,590	*	Cal Dive International, Inc	16,495
180,789	*	Callon Petroleum Co	3,191
1,019,878		Canadian Natural Resources Ltd	50,315
109,559	*	Carrizo Oil & Gas, Inc	2,707
401,097	e*	Cheniere Energy, Inc	14,929
1,628,699	e	Chesapeake Energy Corp	51,679
523,208		Cimarex Energy Co	22,503
43,127	*	Clayton Williams Energy, Inc	1,800
213,000		CNOOC Ltd	144
3,800		CNOOC Ltd (ADR)	258
452	*	Compagnie Generale de Geophysique S.A.	40
232,303	*	Comstock Resources, Inc	7,088
5,530	*	Dana Petroleum plc	85
174,189	e*	Delta Petroleum Corp	3,792
489,732	*	Denbury Resources, Inc	11,156
1,637		DET Norske Oljeselskap	14
3,501,655	e	Devon Energy Corp	218,994
251,279	e	Diamond Offshore Drilling, Inc	17,479
106,109	*	Edge Petroleum Corp	2,643
1,713,563	e	EnCana Corp	77,100
293,706	*	Encore Acquisition Co	9,410
393,134	e*	Endeavour International Corp	1,297
186,614	*	Energy Partners Ltd	4,066
250,618	b,v*	Enron Corp	0	^
1,144,972	e	ENSCO International, Inc	50,780
1,342,924		Equitable Resources, Inc	49,272
917		Expro International Group plc	9
565,511	*	Forest Oil Corp	25,770
182,980	e*	FX Energy, Inc	1,460
1,537		GAIL India Ltd	55
4,347		GAIL India Ltd	26
372,881	e*	Gasco Energy, Inc	2,435
110,702		Gazprom (Spon ADR)	7,937
717,038	*	Global Industries Ltd	8,138
347,827		GlobalSantaFe Corp	16,748
51,524	*	Goodrich Petroleum Corp	1,296
1,373,044	*	Grey Wolf, Inc	10,614
2,543,244	e	Halliburton Co	157,579

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

467,707	*	Hanover Compressor Co	$6,599
22,702	*	Hardman Resources Ltd	29
350,919	e*	Harvest Natural Resources, Inc	3,116
299,548		Helmerich & Payne, Inc	18,545
2,200	*	Hercules Offshore, Inc	63
187,194	*	Houston Exploration Co	9,884
411,128	e	Husky Energy, Inc	20,765
1,807		INPEX Corp	16,075
1,000		Kanto Natural Gas Development Ltd	7
308,318	*	KCS Energy, Inc	7,467
721,144		Kerr-McGee Corp	65,523
1,357	*	Key Energy Services, Inc	18
208,471	*	Lundin Petroleum AB	2,200
104,480	e*	McMoRan Exploration Co	2,066
596,510	*	Meridian Resource Corp	2,505
1,022,262	*	National Oilwell Varco, Inc	64,096
58,987	*	Neste Oil Oyj	1,662
839,141	*	Newfield Exploration Co	42,016
460,159	*	Newpark Resources, Inc	3,511
697,720	*	Nexen, Inc	33,102
90,000		Noble Corp	6,349
1,757,292		Noble Energy, Inc	70,819
2,799,602		Occidental Petroleum Corp	223,632
1,824	*	Ocean RIG ASA	25
164,198	*	Oceaneering International, Inc	8,174
2,717		Oil & Natural Gas Corp Ltd	71
945,715		Oil Search Ltd	2,560
189,117	*	Parallel Petroleum Corp	3,217
790,658	*	Parker Drilling Co	8,563
1,312,211		Patterson-UTI Energy, Inc	43,237
98		Penn West Energy Trust	3
1,500	*	Petrobras Energia Participaciones S.A. (ADR)	19
952,378		Petro-Canada	38,033
38,482,000		PetroChina Co Ltd (Class H)	31,516
33,900	v*	PetroCorp (Escrow)	0
317,300	*	PetroHawk Energy Corp	4,195
312,509		Petroleo Brasileiro S.A. (ADR)	22,273
148,681	*	Petroleum Development Corp	4,957
28,889	e*	Petroleum Geo-Services ASA	887
228,458	*	Petroquest Energy, Inc	1,892
121,667	*	Pioneer Drilling Co	2,181
615,824		Pioneer Natural Resources Co	31,573
344,055	*	Plains Exploration & Production Co	13,669
564,653		Pogo Producing Co	28,125
90		Precision Drilling Trust	3
2,254,485	*	Pride International, Inc	69,325
16,330	e	ProSafe ASA	691
2,500	v	PTT Exploration & Production PCL	60
99,110		PTT Exploration & Production PCL	1,141
243,616	e*	Quicksilver Resources, Inc	10,234
567,890		Range Resources Corp	14,958
192,909	*	Remington Oil & Gas Corp	7,041

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

19,137	*	Roc Oil Co Ltd	$36
461,503		Rowan Cos, Inc	16,448
149,629		RPC, Inc	3,941
283,113	e	Saipem S.p.A.	4,628
1,259,192		Santos Ltd	11,315
497,981		Schlumberger Ltd	48,379
11,900		Scomi Group Bhd	3
98,763	*	SEACOR Holdings, Inc	6,726
50	v*	Serval Integrated Energy Services (Units)	0	^
180,000		Singapore Petroleum Co Ltd	515
207,019	e	Smedvig ASA	6,023
1,265,404	*	Southwestern Energy Co	45,479
413,837	e	St. Mary Land & Exploration Co	15,233
185,745	*	Stolt Offshore S.A.	2,153
159,522	*	Stone Energy Corp	7,263
1,153	*	Subsea 7, Inc	14
454,536	*	Superior Energy Services	9,568
56,334	*	Superior Well Services, Inc	1,339
7,800		Surgutneftegaz (Spon ADR)	421
222,153	*	Swift Energy Co	10,012
201,033	e*	Syntroleum Corp	1,815
932,105		Talisman Energy, Inc	49,153
4,532	*	Tap Oil Ltd	9
260,000	e	Teikoku Oil Co Ltd	3,401
181,735	*	Tetra Technologies, Inc	5,547
840	*	TGS Nopec Geophysical Co ASA	39
1,549,615		Thai Oil PCL	2,400
265,452		Tidewater, Inc	11,802
200,000		Titan Petrochemicals Group Ltd	15
291,879		Todco	11,109
85,845	e*	Toreador Resources Corp	1,809
1,486,721	e	Total S.A.	372,127
163,377	v*	Total S.A. (Strip Vvpr)	4
284,445	*	Transmontaigne, Inc	1,877
74,000	*	Transocean, Inc	5,157
143,509	e*	Tri-Valley Corp	1,117
3,900	*	Union Drilling, Inc	57
194,522	*	Unit Corp	10,705
494,388	*	Veritas DGC, Inc	17,546
255,548		Vintage Petroleum, Inc	13,628
174,262		W&T Offshore, Inc	5,123
89,200	e*	Warren Resources, Inc	1,411
6,384	e*	Weatherford International Ltd	231
156,331	*	W-H Energy Services, Inc	5,171
182,209	*	Whiting Petroleum Corp	7,288
1,112,749		Woodside Petroleum Ltd	31,989
16,624,000		Xinao Gas Holdings Ltd	13,186
1,929,990		XTO Energy, Inc	84,804

		TOTAL OIL AND GAS EXTRACTION	3,353,239

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

PAPER AND ALLIED PRODUCTS - 0.48%
94,400	e	Abitibi-Consolidated, Inc (Canada)	$376
8,727		Aracruz Celulose S.A.	35
1,600		Aracruz Celulose S.A. (Spon ADR)	64
541,248		Bemis Co	15,084
64,816	e	Billerud AB	847
320,849		Bowater, Inc	9,856
211,139	*	Buckeye Technologies, Inc	1,700
327,332		Bunzl plc	3,585
183,134	*	Caraustar Industries, Inc	1,591
137,983		Chesapeake Corp	2,343
9,500		China International Marine Containers Co Ltd	8
47,000	*	Domtar, Inc	270
224,857		Glatfelter	3,191
477,091	*	Graphic Packaging Corp	1,088
132,372		Greif, Inc (Class A)	8,774
967		Grupo Empresarial Ence S.A.	30
79,822		Holmen AB (B Shs)	2,633
3,128,338		International Paper Co	105,143
3,201,942		Kimberly-Clark Corp	190,996
7,672		Kimberly-Clark de Mexico S.A. de C.V.	27
2,000		Kishu Paper Co Ltd	5
10,954		Klabin S.A.	19
58,300	e	Kokuyo Co Ltd	863
301,482		Longview Fibre Co	6,274
1,589		Mayr-Melnhof Karton AG.	221
830,334		MeadWestvaco Corp	23,274
162,317	e*	Mercer International, Inc	1,276
19,000		Mitsubishi Paper Mills Ltd	43
8,598		Nampak Ltd	23
101,929		Neenah Paper, Inc	2,854
1,868		Nippon Paper Group, Inc	7,470
189,897	e	Norske Skogindustrier ASA	3,008
615,000	e	OJI Paper Co Ltd	3,632
464,950		Packaging Corp of America	10,671
359,546	e	PaperlinX Ltd	1,013
372,090	e*	Playtex Products, Inc	5,086
152,642		Potlatch Corp	7,782
292,176		Rock-Tenn Co (Class A)	3,988
310,100		Sanrio Co Ltd	4,921
3,416		Sappi Ltd	39
29,200		Sappi Ltd (Spon ADR)	331
83,963		Schweitzer-Mauduit International, Inc	2,081
1,171,267	*	Smurfit-Stone Container Corp	16,597
473,574		Sonoco Products Co	13,923
498,922	e	Stora Enso Oyj (R Shs)	6,732
339,856		Svenska Cellulosa AB (B Shs)	12,683
1,344,485		Temple-Inland, Inc	60,300
31,800	e	Uni-Charm Corp	1,428
464,322		UPM-Kymmene Oyj	9,070
274,342		Wausau Paper Corp	3,251

		TOTAL PAPER AND ALLIED PRODUCTS	556,499

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

PERSONAL SERVICES - 0.11%
55,011		Angelica Corp	$910
730,882	e	Cintas Corp	30,098
138,381	*	Coinstar, Inc	3,159
195,665		Davis Service Group plc	1,628
145,582		G & K Services, Inc (Class A)	5,714
1,687,386		H&R Block, Inc	41,425
207,840		Jackson Hewitt Tax Service, Inc	5,759
8,794		Mcbride plc	24
19,881		Photo-Me International plc	42
261,040		Regis Corp	10,068
1,679,030		Service Corp International	13,735
90,526		Unifirst Corp	2,815
245,999	*	Weight Watchers International, Inc	12,160

		TOTAL PERSONAL SERVICES	127,537

PETROLEUM AND COAL PRODUCTS - 5.06%
78,390	*	Alon USA Energy, Inc	1,540
359,695	e	Amerada Hess Corp	45,617
342,687		Ashland, Inc	19,842
42,986,148		BP plc	456,800
656,323		BP plc (Spon ADR)	42,149
14,688,286		Chevron Corp	833,854
292,000		China Petroleum & Chemical Corp	145
5,700		China Petroleum & Chemical Corp (ADR)	283
8,592,352		ConocoPhillips	499,903
12		Daiseki Co Ltd	0	^
119,419		ElkCorp	4,020
6,622,151		ENI S.p.A.	183,015
1,840,089		EOG Resources, Inc	135,007
41,464,658		Exxon Mobil Corp	2,329,070
10,911,369		Fortum Oyj	203,869
422,170		Frontier Oil Corp	15,844
8,094,784		Futuris Corp Ltd	11,520
122,536	*	Giant Industries, Inc	6,367
252,123	e*	Headwaters, Inc	8,935
237,097		Hellenic Petroleum S.A.	3,322
154,304		Holly Corp	9,084
306,610		Imperial Oil Ltd	30,292
18,340		LUKOIL (Spon ADR)	1,082
2,082,346		Marathon Oil Corp	126,961
771,738		Murphy Oil Corp	41,666
132,395		OMV AG.	7,730
4,000		PetroChina Co Ltd	328
21,668		Petroleo Brasileiro S.A.	383
356,036		Petroleo Brasileiro S.A.	5,673
8,500		Petroleo Brasileiro S.A. (ADR)	547
4,931		Polski Koncern Naftowy Orlen S.A.	95
8,375		Polski Koncern Naftowy Orlen S.A. (GDR)	327
903,744		Premier Farnell plc	2,680

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

270,292		PTT PCL	$1,490
1,838,953		Repsol YPF S.A.	53,513
7,099,050		Royal Dutch Shell plc (A Shares)	215,837
4,649,923		Royal Dutch Shell plc (B Shares)	148,320
663,261	e	Shell Canada Ltd (U.S.)	23,875
2,000		Shell Refining Co (Malaysia)	5
217,000		Showa Shell Sekiyu KK	2,589
1,500	*	SK Corp	77
750		S-Oil Corp	52
790,328		Statoil ASA	18,091
872,432		Suncor Energy, Inc	54,759
1,167,483		Sunoco, Inc	91,507
3,600		Tatneft (Spon ADR)	238
626,939		Tesoro Corp	38,588
230,000	e	TonenGeneral Sekiyu KK	2,471
1,445		Tupras Turkiye Petrol Rafine	27
1,154	*	Unipetrol	11
3,408,942		Valero Energy Corp	175,901
97,219		WD-40 Co	2,553

		TOTAL PETROLEUM AND COAL PRODUCTS	5,857,854

PIPELINES, EXCEPT NATURAL GAS - 0.03%
1,258,265	e	TransCanada Corp	39,477

		TOTAL PIPELINES, EXCEPT NATURAL GAS	39,477

PRIMARY METAL INDUSTRIES - 0.98%
148,127		Acerinox S.A.	2,147
6,000		Aichi Steel Corp	51
665,285	e*	AK Steel Holding Corp	5,289
21,792		Alcan, Inc	884
606,492	*	Alcan, Inc (Paris)	24,797
3,980,695		Alcoa, Inc	117,709
203,029	*	Aleris International, Inc	6,546
498,778		Algoma Steel, Inc	10,085
750,150		Allegheny Technologies, Inc	27,065
9,758,000		Aluminum Corp of China Ltd	7,425
1,200		Aluminum Corp of China Ltd (ADR)	92
170		Aluminum of Greece S.A.I.C.	6
1,671,304		Arcelor	41,301
24,000	*	Asia Aluminum Holdings Ltd	2
110,319		Bekaert S.A.	10,274
294,485	e	Belden CDT, Inc	7,194
5,329,280		BHP Billiton plc	86,870
1,358,028		BlueScope Steel Ltd	6,943
109,163		Boehler-Uddeholm AG.	18,400
126,950	*	Brush Engineered Materials, Inc	2,019
142,340		Carpenter Technology Corp	10,031
168,127	*	Century Aluminum Co	4,407

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

145,664	*	Chaparral Steel Co	$4,406
150,000		China Steel Corp	114
17,900	*	Chugai Mining Co Ltd	23
1,000		Chuo Denki Kogyo Co Ltd	5
5,000		Cia Siderurgica Nacional S.A.	107
2,781		Cia Siderurgica Nacional S.A.	60
357,486	*	CommScope, Inc	7,196
9,546,746	*	Corning, Inc	187,689
10,412,951		Corus Group plc	10,547
2,018		Cumerio	37
299,000		Daido Steel Co Ltd	2,855
46,783	e	Dofasco, Inc	2,602
209,000	e	Dowa Mining Co Ltd	2,263
104,515	*	Encore Wire Corp	2,379
4,429		Eregli Demir ve Celik Fabrikalari TAS	29
708,000		Fujikura Ltd	5,735
445,000	e	Furukawa Electric Co Ltd	3,476
240,063	*	General Cable Corp	4,729
284		Georg Fischer AG.	97
3,937		Gerdau S.A.	66
6,600		Gerdau S.A. (Spon ADR)	110
146,280		Gibraltar Industries, Inc	3,356
11,000		Godo Steel Ltd	63
132,000		Hitachi Cable Ltd	620
46,807		Hoganas AB (B Shares)	1,012
271,327	e	Hubbell, Inc (Class B)	12,242
192,804		IPSCO, Inc	15,962
21,000		Jiangxi Copper Co Ltd	10
202,544		Johnson Matthey plc	4,910
1,856		KGHM Polska Miedz S.A.	36
1,929		KGHM Polska Miedz S.A. (GDR)	75
5,368,000		Kobe Steel Ltd	17,373
233,397	*	Lone Star Technologies, Inc	12,057
30,000		Maanshan Iron & Steel	9
198,405		Matthews International Corp (Class A)	7,224
281,680	e*	Maverick Tube Corp	11,228
1,518,000	e	Mitsubishi Materials Corp	7,755
2,000		Mitsubishi Steel Manufacturing Co Ltd	14
426,000	e	Mitsui Mining & Smelting Co Ltd	2,674
58		Mittal Steel Co NV	2
3,489		Mittal Steel South Africa Ltd	34
197,088		Mueller Industries, Inc	5,404
390,000	e	Nippon Light Metal Co Ltd	1,074
3,000		Nippon Metal Industry Co Ltd	7
17,242,793	e	Nippon Steel Corp	61,357
2,000		Nippon Yakin Kogyo Co Ltd	8
3,130,000		Nisshin Steel Co Ltd	10,104
266,144	e	Norsk Hydro ASA	27,238
17,440		Novelis, Inc	364
203,287	*	NS Group, Inc	8,499
1,334,920	e	Nucor Corp	89,066
675,151		OneSteel Ltd	1,659

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

246,719	*	Oregon Steel Mills, Inc	$7,258
44,703	e	Outokumpu Oyj	662
7,000		Pacific Metals Co Ltd	34
1,961,647		Pirelli & C S.p.A.	1,796
738		PKC Group Oyj	10
1,187		POSCO	237
12,600	e	POSCO (ADR)	624
565,968		Precision Castparts Corp	29,323
251,398		Quanex Corp	12,562
75,665		Roanoke Electric Steel Corp	1,786
124,381	*	RTI International Metals, Inc	4,720
23,000	*	S Science Co Ltd	12
180,985	e	Schnitzer Steel Industries, Inc (Class A)	5,536
318,827		Steel Dynamics, Inc	11,322
119,580		Steel Technologies, Inc	3,347
1,439,891	e	Sumitomo Electric Industries Ltd	21,849
5,000		Sumitomo Light Metal Industries Ltd	13
6,241,720		Sumitomo Metal Industries Ltd	24,009
1,000,067		Sumitomo Metal Mining Co Ltd	12,362
117,671	*	Superior Essex, Inc	2,372
1,131		Swiss Steel AG.	33
1,500		Tenaris S.A.	172
156,027		Texas Industries, Inc	7,776
167,257	e	ThyssenKrupp AG.	3,476
72,022	e*	Titanium Metals Corp	4,556
6,000		Toho Zinc Co Ltd	47
279,500	e	Tokyo Steel Manufacturing Co Ltd	4,049
168,242		Tredegar Corp	2,169
5,073		Tubacex S.A.	21
509,044		United States Steel Corp	24,470
2,182		Usinas Siderurgicas de Minas Gerais S.A.	52
96,919		Viohalco S.A.	777
147,668		Voestalpine AG.	14,832
82,238	*	Wheeling-Pittsburgh Corp	742
441,660		Worthington Industries, Inc	8,484
3,000		Yamato Kogyo Co Ltd	50

		TOTAL PRIMARY METAL INDUSTRIES	1,137,038

PRINTING AND PUBLISHING - 0.72%
267,423	e*	ACCO Brands Corp	6,552
561		Agora S.A.	12
2,082	v	Agora S.A. (GDR)	45
2,486	*	Alma Media	23
802,818		American Greetings Corp (Class A)	17,638
188,654		APN News & Media Ltd	664
467,709		Arnoldo Mondadori Editore S.p.A.	4,333
116,400		Asia Securities Printing Co Ltd	2,106
172,097		Banta Corp	8,570
153,426		Belo (A.H.) Corp Series A	3,285
351,800	v	Belo (A.H.) Corp Series B	7,532

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

252,710		Bowne & Co, Inc	$3,750
6,319		Caltagirone Editore S.p.A	52
863,974	*	CBS Corp	28,304
304,688	*	Cenveo, Inc	4,010
143,959	*	Consolidated Graphics, Inc	6,815
61,046		Courier Corp	2,096
45,762		CSS Industries, Inc	1,406
860,845		Dai Nippon Printing Co Ltd	15,316
294,383		Daily Mail & General Trust	3,982
158,378		De La Rue plc	1,271
695,645		Dex Media, Inc	18,845
3,581	*	Dogan Yayin Holding	14
171,221		Dow Jones & Co, Inc	6,077
206,300	v	Dow Jones & Co, Inc (Class B)	7,322
452,591	*	Dun & Bradstreet Corp	30,305
200,899		Emap plc	2,976
211,832	e	Eniro AB	2,662
133,714		Ennis, Inc	2,430
357,002		EW Scripps Co	17,143
1,385,467	e	Gannett Co, Inc	83,918
595,300		Harte-Hanks, Inc	15,710
298,466		Hollinger International, Inc	2,674
5,334		Ihlas Holding	4
707,117		Independent News & Media plc	2,119
906,981		John Fairfax Holdings Ltd	2,668
243,704		John H Harland Co	9,163
341,819		John Wiley & Sons, Inc (Class A)	13,345
400,666		Journal Communications, Inc	5,589
248,573		Journal Register Co	3,716
343,478	e	Knight Ridder, Inc	21,742
205,197		Lee Enterprises, Inc	7,574
14,400	v	Lee Enterprises, Inc (Class B)	532
128,758	e*	Martha Stewart Living Omnimedia, Inc (Class A)	2,244
130,603		McClatchy Co (Class A)	7,719
2,559,623		McGraw-Hill Cos, Inc	132,153
136,024		Media General, Inc (Class A)	6,896
156,737		Meredith Corp	8,204
125,900	v	Meredith Corp (Class B)	6,590
658,786	e	New York Times Co (Class A)	17,425
6		Oricon, Inc	8
57,778		PagesJaunes Groupe S.A.	1,499
1,481,580		Pearson plc	17,487
88,920	*	Playboy Enterprises, Inc (Class B)	1,235
16,259	*	PMP Ltd	18
144,194	e*	Presstek, Inc	1,303
784,016	*	Primedia, Inc	1,262
20,280		Quebecor World, Inc	273
251,549	e*	R.H. Donnelley Corp	15,500
1,289,355		R.R. Donnelley & Sons Co	44,109
554,840		Reader's Digest Association, Inc (Class A)	8,445
859,409		Reed Elsevier NV	11,962
1,607,922		Reed Elsevier plc	15,072

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

66,128	e	Schawk, Inc	$1,372
21,375	e	Schibsted ASA	634
270,797	*	Scholastic Corp	7,720
714,093		SCMP Group Ltd	265
2,018,924		Singapore Press Holdings Ltd	5,221
2,128		SR Teleperformance	66
2,486		St Ives Group plc	13
139,513		Standard Register Co	2,206
3,300		Star Publications Malaysia Bhd	6
69,911		Telefonica Publicidad e Informacion S.A.	591
81,802		Thomas Nelson, Inc	2,016
301,759	e	Thomson Corp	10,245
2,500		Toppan Forms Co Ltd	36
908,000		Toppan Printing Co Ltd	10,601
1,746,669		Tribune Co	52,854
226,593		Trinity Mirror plc	2,229
1,392,371		United Business Media plc	15,227
317,275	*	Valassis Communications, Inc	9,223
220,836	*	VistaPrint Ltd	5,025
112,309		VNU NV	3,711
26,927		Washington Post Co (Class B)	20,599
329		West Australian Newspapers Holdings Ltd	2
275,703	e	Wolters Kluwer NV	5,555
329,559		Yell Group plc	3,035

		TOTAL PRINTING AND PUBLISHING	832,146

RAILROAD TRANSPORTATION - 0.59%
2,231,351		Burlington Northern Santa Fe Corp	158,024
78,794	e	Canadian National Railway Co	6,303
685,215	*	Canadian National Railway Co (Canada)	54,634
506,562	e	Canadian Pacific Railway Ltd	21,123
1,766		Central Japan Railway Co	16,907
1,603,756		CSX Corp	81,423
7,730		East Japan Railway Co	53,114
39,445	*	Eurotunnel S.A.	12
374,411		Firstgroup plc	2,582
168,601		Florida East Coast Industries	7,144
160,124	*	Genesee & Wyoming, Inc (Class A)	6,013
1,700		Guangshen Railway Co Ltd (Spon ADR)	26
495,668	e*	Kansas City Southern Industries, Inc	12,109
2,820,570		Norfolk Southern Corp	126,446
1,591,000	e	Odakyu Electric Railway Co Ltd	9,463
1,440,842		Union Pacific Corp	116,002
2,088		West Japan Railway Co	8,704

		TOTAL RAILROAD TRANSPORTATION	680,029

REAL ESTATE - 0.57%
10,117		Acanthe Developpement S.A.	52

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

7,578		Aedes S.p.A	$49
103,200		Aeon Mall Co Ltd	5,028
389,575	*	Alderwoods Group, Inc	6,183
323,000		Allgreen Properties Ltd	252
3		Apamanshop Network Co Ltd	4
7		Arealink Co Ltd	19
1,936,550		Ascendas Real Estate Investment Trust	2,271
2,000		Ayala Corp	12
82,000		Ayala Land, Inc	15
2,030		Babis Vovos International Construction S.A.	33
173		Bail Investissement Fonciere	9
14,488,000		Beijing Capital Land Ltd	4,251
95,371		Bovis Homes Group plc	1,305
807,129		British Land Co plc	14,771
1,785,996		Brixton plc	13,261
178,135		Brookfield Properties Co	5,247
128,300	*	Brookfield Properties Corp	3,775
45,276	*	California Coastal Communities, Inc	1,776
3,657,587		CapitaLand Ltd	7,567
578		Capona AB	9
68,970		Castellum AB	2,479
511,178	*	CB Richard Ellis Group, Inc	30,083
1,528,855		Centro Properties Group (New)	7,099
2,454,607		Cheung Kong Holdings Ltd	25,184
42,000		Chinese Estates Holdings Ltd	41
597,000		City Developments Ltd	3,124
5,780	*	City Developments Ltd Wts	21
5,370		Cofinimmo	847
31,984		Consolidated-Tomoka Land Co	2,268
138,265		Corio NV	7,486
3		Creed Corp	17
9,122		Crest Nicholson	73
163,000		Daibiru Corp	1,975
11,000		Daiwa Kosho Lease Co Ltd	65
5,414,712		DB RREEF Trust	5,521
4,159		Derwent Valley Holdings plc	103
6		Fadesa Inmobiliaria S.A.	0	^
5,642,041		Far East Consortium	2,056
341,550		Forest City Enterprises, Inc (Class A)	12,955
4,966		Freeport plc	40
8,317		Gecina S.A.	952
180		Goldcrest Co Ltd	16
1,101,276		Hammerson plc	19,322
1,218,000		Hang Lung Group Ltd	2,584
2,453,100		Hang Lung Properties Ltd	3,828
2,000		Heiwa Real Estate Co Ltd	16
1,165,318		Henderson Land Development Co Ltd	5,486
111,241	e*	Housevalues, Inc	1,449
1,998,754		Hysan Development Co Ltd	4,949
9	*	IDU Co	53
13,100		IGB Corp Bhd	4
309,032	*	IMMOFINANZ Immobilien Anlagen AG.	2,956

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

81,244		Inmobiliaria Colonial S.A.	$4,588
1,894,289		Investa Property Group	2,758
5,600	*	IRSA Inversiones y Representaciones S.A.	68
61,663		IVG Immobilien AG.	1,288
97,700	e	J Bridge Corp	1,429
300		Japan General Estate Co Ltd	5
1,600		Joint Corp	55
275,827		Jones Lang LaSalle, Inc	13,888
94,000		Keppel Land Ltd	207
1,181,179		Kerry Properties Ltd	3,131
20,708		Klepierre	1,937
3,263		Klovern AB	10
54,405		Kungsleden AB	1,572
463,624		Lend Lease Corp Ltd	4,924
948,600		Leopalace21 Corp	34,398
228,342		Liberty International plc	3,844
1,332,500	*	Link REIT	2,526
1,442,326		Macquarie Goodman Group	5,057
1,506		McInerney Holdings plc	21
377,396		MCL Land Ltd	390
50,695		Metrovacesa S.A.	3,068
195,525	e	MI Developments, Inc	6,709
789,841		Mirvac Group	2,387
2,044,448		Mitsubishi Estate Co Ltd	42,437
1,638,198	e	Mitsui Fudosan Co Ltd	33,241
42,400		New World China Land Ltd	18
816		Nexity	41
80		Nihon Eslead Corp	2
191,891		ORIX Corp	48,855
41,694		Orleans Homebuilders, Inc	765
17		Pacific Management Corp	59
12	*	Pacific Management Corp	41
3		Recrm Research Co Ltd	7
1	*	re-plus, inc	4
2	*	re-plus, inc	7
15,000	*	Republic Property Trust	180
5,100	e	Risa Partners, Inc	23,981
14,678		Risanamento S.p.A.	66
154,515	e	Rodamco Europe NV	12,813
18,088,000		Shanghai Real Estate Ltd	2,450
300		Shoei Co Ltd	10
93,000		Singapore Land Ltd	299
2,868,250		Sino Land Co	3,477
36		Sjaelso Gruppen AS	10
381,907		Slough Estates plc	3,924
8,000		SP Setia Bhd	7
337,672	e	St. Joe Co	22,698
679,007		Stewart Enterprises, Inc (Class A)	3,673
1,910,689		Sumitomo Realty & Development Co Ltd	41,523
1,544,429		Sun Hung Kai Properties Ltd	15,039
10,000		TAI Cheung Holdings	6
20,000		Thomas Properties Group, Inc	250

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

40,000	*	Tian An China Investment	$12
234,000		TOC Co Ltd	1,610
1,033,000	e	Tokyo Tatemono Co Ltd	10,284
1,166,000		Tokyu Land Corp	11,647
300		Tokyu Livable, Inc	19
1,000	*	Towa Real Estate Development Co Ltd	6
246,815	*	Trammell Crow Co	6,331
122,388	e	Unibail	16,226
9,587		Unite Group plc	62
15,643	*	United Capital Corp	386
17,760,500		United Industrial Corp Ltd	12,497
1,200		Urban Corp	129
1,355		Wallenstam Byggnads AB	16
19,432		Wereldhave NV	1,826
2,525,117		Westfield Group	33,638
29,123	*	Wihlborgs Fastigheter AB	703
1,106,333		Wing Tai Holdings Ltd	978
44,025	e*	ZipRealty, Inc	371
6,911		Zueblin Immobilien Holding AG.	54

		TOTAL REAL ESTATE	655,879

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.19%
116,840		Ansell Ltd	947
82,935	*	Applied Films Corp	1,722
1,730,530	e	Bridgestone Corp	35,995
450,896		Continental AG.	39,878
368,196		Cooper Tire & Rubber Co	5,641
69,229	e*	Deckers Outdoor Corp	1,912
918,000		Denki Kagaku Kogyo KK	4,052
2,081,316	e*	Goodyear Tire & Rubber Co	36,173
1,630	*	Hankook Tire Co Ltd	23
301,417	e*	Jarden Corp	9,088
113,254		Michelin (C.G.D.E.) (B Shs)	6,343
176,200		Nifco, Inc Japan	3,329
1,090,529	e	Nokian Renkaat Oyj	13,699
768		Nolato AB	8
109,172	*	Ryanair Holdings plc	1,069
214,143		Schulman (A.), Inc	4,608
417,616	*	Sealed Air Corp	23,457
329,786	*	Skechers U.S.A., Inc (Class A)	5,052
188,000		Spartech Corp	4,127
253,000	e	Sumitomo Bakelite Co Ltd	2,088
248,340	e	Titan International, Inc	4,284
61,704	e*	Trex Co, Inc	1,731
308,168		Tupperware Corp	6,903
29,388		Uponor Oyj	624
529		Viscofan S.A.	6
181,132		West Pharmaceutical Services, Inc	4,534

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	217,293

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

SECURITY AND COMMODITY BROKERS - 2.11%
588,991		A.G. Edwards. Inc	$27,600
1,646,655		Ameriprise Financial, Inc	67,513
1,398,931	e	Ameritrade Holding Corp	33,574
181,603	e*	Archipelago Holdings, Inc	9,038
154,109	e	Australian Stock Exchange Ltd	3,674
292,368		Babcock & Brown Ltd	3,678
7,644		Bank Pekao S.A.	409
1,291		Bank Pekao S.A.	69
577,544		Bear Stearns Cos, Inc	66,724
45,396	e	BKF Capital Group, Inc	860
97,356		BlackRock, Inc	10,561
195,710		Calamos Asset Management, Inc (Class A)	6,155
29,045	e*	Cbot Holdings, Inc	2,723
5,071,137		Charles Schwab Corp	74,394
148,164	e	Chicago Mercantile Exchange Holdings, Inc	54,449
21,127		Cohen & Steers, Inc	394
17,000		Cosmo Securities Co Ltd	50
89,390	*	Daewoo Securities Co Ltd	1,645
2,610,977	e	Daiwa Securities Group, Inc	29,576
96,342		Deutsche Boerse AG.	9,837
3,484,837	*	E*Trade Financial Corp	72,694
572	e	E*Trade Securities Co Ltd	4,415
582,534		Eaton Vance Corp	15,938
186,499	e	Euronext NV	9,679
978,574		Federated Investors, Inc (Class B)	36,246
14,211		First Albany Cos, Inc	99
954,483		Franklin Resources, Inc	89,731
52,865		GAMCO Investors, Inc	2,301
126,198	*	GFI Group, Inc	5,986
2,454,911		Goldman Sachs Group, Inc	313,517
213,670	e	Greenhill & Co, Inc	12,000
2,090		Hana Financial Group, Inc	96
548,531		Hellenic Exchanges S.A.	5,797
2,584,170		Hong Kong Exchanges and Clearing Ltd	10,715
27,401	v*	Imperial Credit Industry Wts 01/31/08	0	^
41,103	*	IntercontinentalExchange, Inc	1,494
50,643	e*	International Securities Exchange, Inc	1,394
271,953	*	Investment Technology Group, Inc	9,638
1,639,318		Janus Capital Group, Inc	30,541
369,227		Jefferies Group, Inc	16,608
939,915	*	Knight Capital Group, Inc	9,296
469,478	e*	LaBranche & Co, Inc	4,746
27,045	*	Ladenburg Thalmann Financial Services, Inc	12
197,303		Lazard Ltd	6,294
15,908,379		Legal & General Group plc	33,319
596,223	e	Legg Mason, Inc	71,362
1,591,711		Lehman Brothers Holdings, Inc	204,010
518,294		Macquarie Bank Ltd	25,910
143,020	e*	MarketAxess Holdings, Inc	1,635
480,900	e	Matsui Securities Co Ltd	6,670
4,970,241		Merrill Lynch & Co, Inc	336,634

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,046,000		Mitsubishi Securities Co	$13,116
7,132,858		Morgan Stanley	404,718
13,906	*	Morningstar, Inc	482
282,808	*	Nasdaq Stock Market, Inc	9,949
1,328,647		Nikko Cordial Corp	21,028
4,804,302		Nomura Holdings, Inc	91,991
335,601		Nuveen Investments, Inc	14,303
101,758	e*	OMX AB	1,413
126,687	e	optionsXpress Holdings, Inc	3,110
517,000	v*	Peregrine Investment Holdings	0	^
126,189	*	Piper Jaffray Cos	5,098
430,078		Raymond James Financial, Inc	16,201
6,387		Record Investments Ltd	38
149,300	b*	Refco, Inc	66
910		Samsung Securities Co Ltd	56
76,887	e	Sanders Morris Harris Group, Inc	1,260
6,764	e	SBI Holdings, Inc	4,573
488,147		Schroders plc	7,961
349,634		SEI Investments Co	12,936
1,936,000		Shinko Securities Co Ltd	9,743
2,492,600		Singapore Exchange Ltd	4,347
62,975	*	Stifel Financial Corp	2,367
91,039		SWS Group, Inc	1,906
726,635		T Rowe Price Group, Inc	52,340
404,707	*	Tower Ltd	573
59,480		TSX Group, Inc	2,385
114,000		UBS AG. (Regd) (New York)	10,847
8,746		Value Line, Inc	308
432,420		Waddell & Reed Financial, Inc (Class A)	9,068
42,822		Yuanta Core Pacific Securities Co	30

		TOTAL SECURITY AND COMMODITY BROKERS	2,443,913

SOCIAL SERVICES - 0.01%
201,462	*	Bright Horizons Family Solutions, Inc	7,464
11,475		Great Southern Plantations Ltd	25
58,678	*	Providence Service Corp	1,689
150,154	*	Res-Care, Inc	2,608

		TOTAL SOCIAL SERVICES	11,786

SPECIAL TRADE CONTRACTORS - 0.04%
282,208	*	AsiaInfo Holdings, Inc	1,123
170,162		Chemed Corp	8,454
282,234		Comfort Systems USA, Inc	2,597
246,000		COMSYS Holdings Corp	3,516
279,966	*	Dycom Industries, Inc	6,159
159,442	*	EMCOR Group, Inc	10,767
145,907	*	Insituform Technologies, Inc (Class A)	2,826
5,712		KCI Konecranes Oyj	281

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

312,000		Kinden Corp	$2,815
34,634	*	Kone Oyj	1,370
3,000		Kyowa Exeo Corp	39
49,709	*	Layne Christensen Co	1,264
693,214	*	Quanta Services, Inc	9,130
8,000		Taihei Kogyo Co Ltd	26

		TOTAL SPECIAL TRADE CONTRACTORS	50,367

STONE, CLAY, AND GLASS PRODUCTS - 0.36%
605		Adana Cimento	5
789		Akcansa Cimento A.S.	5
40,551	b,e*	Anchor Glass Container Corp	8
154,475		Apogee Enterprises, Inc	2,506
377,000	e	Asahi Glass Co Ltd	4,865
154,013	e*	Cabot Microelectronics Corp	4,517
118,172		CARBO Ceramics, Inc	6,679
11,819		Cementir S.p.A	68
46,965		Cemex S.A. de C.V.	279
4,700		Cemex S.A. de C.V. (Spon ADR)	279
432,000	e	Central Glass Co Ltd	2,390
180,731		Cimpor Cimentos de Portugal S.A.	991
707,144		Compagnie de Saint-Gobain	41,914
88,522	*	Cookson Group plc	646
440,707		CRH plc (Ireland)	12,918
654		Dyckerhoff AG.	20
80,388	e	Eagle Materials, Inc	9,836
30,117		Eagle Materials, Inc (Class B)	3,547
46,993	e*	Epcos AG.	613
24,655		FLSmidth & Co a/s (B Shs)	725
707,892		Gentex Corp	13,804
12,270,000	*	Goldsun Development & Construction Co Ltd	3,415
11,292		Grupo Carso S.A. de C.V.	27
9,054		Gujarat Ambuja Cements Ltd	16
2,221,531		Hanson plc	24,370
28,360	v*	HeidelbergCement AG.	0	^
1,249,923		Holcim Ltd (Regd)	84,880
275,946	e	Italcementi S.p.A.	5,133
936,764	e	James Hardie Industries NV	6,185
7,000		Krosaki Harima Corp	38
174,481		Lafarge North America, Inc	9,600
161,126		Lafarge S.A. (Br)	14,444
93,507		Libbey, Inc	956
5,770		Marshalls plc	31
3,014,500		NGK Insulators Ltd	44,797
1,833,028	e	Nippon Sheet Glass Co Ltd	7,998
754,769	*	Owens-Illinois, Inc	15,880
13,193	v*	Paragon Trade Brands, Inc (Escrow)	0	^
2,324,532		Pilkington plc	5,946
16,000	*	PT Indocement Tunggal Prakarsa Tbk	6
699,145		Rexam plc	6,097

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

16,621	e*	RHI AG.	$447
1,980,770	e	Rinker Group Ltd	23,902
7,500		Siam Cement PCL (foreign)	48
1,100		Siam City Cement PCL	9
1,700		Sociedad Quimica y Minera de Chile S.A. (Spon ADR)	186
7,469,000		Sumitomo Osaka Cement Co Ltd	21,769
678,000		Taiheiyo Cement Corp	2,752
26,250		Taiwan Cement Corp	19
217,000	e	Toto Ltd	1,833
1,469		Trakya Cam Sanayi A.S.	6
2,541		Turk Sise ve Cam Fabrikalari A.S.	9
1,263,000		UBE Industries Ltd	3,424
316,852	b,e*	USG Corp	20,595
3,120		Vidrala S.A.	68
59,076		Wienerberger AG.	2,355

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	413,856

TEXTILE MILL PRODUCTS - 0.02%
68,358	*	Dixie Group, Inc	942
12,000		Fountain SET Holdings	6
287,430	*	Gildan Activewear, Inc	12,303
18,000		Kurabo Industries Ltd	67
24,000		Nitto Boseki Co Ltd	64
75,966		Oxford Industries, Inc	4,155
257,000	e	Seiren Co Ltd	4,141
456,000		Texwinca Holdings Ltd	329
20,000	e	Unitika Ltd	41
61,532		Xerium Technologies, Inc	518

		TOTAL TEXTILE MILL PRODUCTS	22,566

TOBACCO PRODUCTS - 1.22%
264,660		Altadis S.A.	11,963
14,878,101		Altria Group, Inc	1,111,692
2,100		British American Tobacco Malaysia Bhd	22
3,725,370		British American Tobacco plc	83,142
1,524,820		Imperial Tobacco Group plc	45,470
330,100		ITC Ltd	1,042
2,932		Japan Tobacco, Inc	42,727
43,040	*	KT&G Corp	1,918
510,818		Loews Corp (Carolina Group)	22,471
10		Philip Morris CR	7
477,413	e	Reynolds American, Inc	45,512
1,422		Souza Cruz S.A.	18
562,126		Swedish Match AB	6,604
150,439		Universal Corp (Virginia)	6,523
726,683		UST, Inc	29,670
181,770	e	Vector Group Ltd	3,303

		TOTAL TOBACCO PRODUCTS	1,412,084

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

TRANSPORTATION BY AIR - 0.58%
501,840	*	ABX Air, Inc	$3,929
2,700,000	*	Air China Ltd (Class H)	862
297,506	e	Air France-KLM	6,348
11,400	*	AirAsia Bhd	5
7,300		Airports of Thailand PCL	9
1,011,797	e*	Airtran Holdings, Inc	16,219
173,812	*	Alaska Air Group, Inc	6,209
27,928	*	Alitalia S.p.A	31
155,000		All Nippon Airways Co Ltd	630
1,442,078	e*	AMR Corp	32,057
1,550,576		Auckland International Airport Ltd	2,091
2,032,654		BAA plc	21,880
429,197		BBA Group plc	2,421
1,432,000		Beijing Capital International Airport Co Ltd	656
4,019,214	*	British Airways plc	23,046
294,000		Cathay Pacific Airways Ltd	514
838,075	e*	Continental Airlines, Inc (Class B)	17,851
50,050	b,e*	Delta Air Lines, Inc	38
741,138		Deutsche Lufthansa AG. (Regd)	10,936
33,656	*	Deutsche Post AG.	815
143,056	*	easyJet plc	928
309,753	e*	EGL, Inc	11,637
389,655	*	ExpressJet Holdings, Inc	3,152
1,693,985		FedEx Corp	175,141
9,412		Flughafen Wien AG.	672
191,464	b,e*	FLYi, Inc	5
197,971	*	Frontier Airlines, Inc	1,829
958		Gol Linhas Aereas Inteligentes S.A.	27
2,400		Gol Linhas Aereas Inteligentes S.A. (ADR)	68
3,868		Grupo Aeroportuario del Sureste S.A. de C.V.	12
2,100		Grupo Aeroportuario del Sureste S.A. de C.V. (ADR)	68
1,200		Hong Kong Aircraft Engineering	9
2,628,033		Iberia Lineas Aereas de Espana	7,099
186,000	e	Japan Airlines Corp	506
627,262	e*	JetBlue Airways Corp	9,647
2,500		Lan Airlines S.A.	94
1,456,172		Macquarie Airports	3,386
57,832	e*	MAIR Holdings, Inc	272
1,138,000		Malaysia Airports Holdings Bhd	581
245,721	e*	Mesa Air Group, Inc	2,570
54,759	b,e*	Northwest Airlines Corp	30
147,770	*	Offshore Logistics, Inc	4,315
127,217	e*	Pinnacle Airlines Corp	849
3,197,689		Qantas Airways Ltd	9,477
80,571	*	Republic Airways Holdings, Inc	1,225
23,315	*	Ryanair Holdings plc (Spon ADR)	1,305
2,412,026		SABMiller plc	43,934
96,938	e*	SAS AB	1,273
1,276,852	e	Siemens AG.	109,042
532,502		Singapore Airlines Ltd	3,971
503,368		Skywest, Inc	13,521

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

6,571,278		Southwest Airlines Co	$107,966
96	*	Swissair Group	0	^
8,800		Thai Airways International PCL	9
2,000		Transmile Group Bhd	6
756	*	Turk Hava Yollari	5
6,700	b,e*	UAL Corp	6
366,756	e*	US Airways Group, Inc	13,621
227,833	*	World Air Holdings, Inc	2,192

		TOTAL TRANSPORTATION BY AIR	676,997

TRANSPORTATION EQUIPMENT - 3.01%
218,637		A.O. Smith Corp	7,674
218,090	e*	AAR Corp	5,223
64,794	*	Accuride Corp	836
125,720	*	Aftermarket Technology Corp	2,444
784		Aker Yards AS	38
1,809,061	*	Alstom RGPT	103,749
278,948		American Axle & Manufacturing Holdings, Inc	5,113
119,565		Arctic Cat, Inc	2,398
221,223	*	Armor Holdings, Inc	9,435
450,819		ArvinMeritor, Inc	6,487
950,000		Austal Ltd	1,575
637,623		Autoliv, Inc	28,961
9,161,245		BAE Systems plc	60,040
3,197		Bajaj Auto Ltd	144
547		Bajaj Auto Ltd	24
270,997		Bayerische Motoren Werke AG.	11,843
5,801,359		Boeing Co	407,487
1		Bombardier, Inc (Class A)	0	^
337,569		Bombardier, Inc (Class B)	798
3,300		Brilliance China Automotive Holdings Ltd (Spon ADR)	48
531,499		Brunswick Corp	21,611
184,543		CAE, Inc	1,346
314,785		Clarcor, Inc	9,352
103,331		Coachmen Industries, Inc	1,220
489,500		Cobham plc	1,424
1,620	*	Daewoo Shipbuilding & Marine Engineering Co Ltd	44
3,000		Daido Metal Co Ltd	30
3,484,121	e	DaimlerChrysler AG. (Regd)	177,292
17,259		DaimlerChrysler AG. (U.S.)	881
639,904		Dana Corp	4,595
226,573	e	Delphi Corp	66
1,065,987		Denso Corp	36,758
16,892		D'ieteren S.A.	4,633
12,098	*	Ducommun, Inc	258
329		Elbit Systems Ltd	8
30,680		ElringKlinger AG.	1,106
6,814		Empresa Brasileira de Aeronautica S.A.	67
1,600		Empresa Brasileira de Aeronautica S.A. (ADR)	63
592,064		European Aeronautic Defence and Space Co	22,278

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

1,200		Exedy Corp	$34
356,447		Federal Signal Corp	5,350
5,234,916	e*	Fiat S.p.A.	45,447
322,240	*	Fleetwood Enterprises, Inc	3,980
18,612,136	e	Ford Motor Co	143,686
1,188		Ford Otomotiv Sanayi A.S.	10
87,776		Freightcar America, Inc	4,220
286,756	*	GenCorp, Inc	5,090
1,049,239		General Dynamics Corp	119,666
2,202,108	e	General Motors Corp	42,765
1,025,439		Genuine Parts Co	45,037
5,502,455		GKN plc	27,205
2,462,000		Goodpack Ltd	2,517
553,520		Goodrich Corp	22,750
39,093		Greenbrier Cos, Inc	1,110
166,636	*	Group 1 Automotive, Inc	5,237
1,817,967	e	Harley-Davidson, Inc	93,607
183,758		Harsco Corp	12,406
205,791	*	Hayes Lemmerz International, Inc	724
138,288	e	Heico Corp	3,579
16		Heico Corp (Class A)	0	^
1,429		Hero Honda Motors Ltd	27
513,500	e	Hino Motors Ltd	3,250
1,096,624		Honda Motor Co Ltd	62,529
713,000		Hongkong Land Holdings Ltd	2,239
770	*	Hyundai Heavy Industries	59
930	*	Hyundai Mobis	85
11,435	*	Hyundai Motor Co	374
38,380	*	Hyundai Motor Co	3,694
630	*	Hyundai Motor Co (Preferred)	43
473,000	e	Isuzu Motors Ltd	1,803
463,960		ITT Industries, Inc	47,704
1,999,000		Jaya Holdings Ltd	1,491
547,777		JLG Industries, Inc	25,012
1,144,500		Johnson Electric Holdings Ltd	1,085
40,000		JTEKT Corp	744
477,371	*	K&F Industries Holdings, Inc	7,332
184,026		Kaman Corp (Class A)	3,623
343,185	e	Kawasaki Heavy Industries Ltd	1,250
3,324,712		Keppel Corp Ltd	21,994
2,930	*	Kia Motors Corp	77
3,936		KOC Holding A.S.	19
95,830		Lagardere S.C.A.	7,347
2,779		Leoni AG.	88
2,798,889		Lockheed Martin Corp	178,093
365,894	e	Magna International, Inc (Class A)	26,311
130,900	*	Magna International, Inc (Class A)	9,422
1,784		Mahindra & Mahindra Ltd	20
239,259		MAN AG.	12,722
356,959		Martin Marietta Materials, Inc	27,386
1,198		Maruti Udyog Ltd	17
1,250,000		Mazda Motor Corp	5,719

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

166,659		Monaco Coach Corp	$2,217
454,000		Nabtesco Corp	5,843
273,206	*	Navistar International Corp	7,819
1,218,000		NHK Spring Co Ltd	12,683
5,786,068	e	Nissan Motor Co Ltd	58,581
48,821		Noble International Ltd	1,017
2,752,284		Northrop Grumman Corp	165,440
1,305,000		NSK Ltd	8,912
318,841	*	Orbital Sciences Corp	4,094
431,966		Oshkosh Truck Corp	19,261
802,026		Paccar, Inc	55,524
881,124	*	Pactiv Corp	19,385
200,762	e	Peugeot S.A.	11,533
207,080	e	Polaris Industries, Inc	10,395
2,000		Press Kogyo Co Ltd	10
4,200		Proton Holdings Bhd	7
57,244	*	R&B, Inc	543
3,376,671		Raytheon Co	135,573
446,925		Renault S.A.	36,322
35,310		Rieter Holding AG.	10,449
1,000		Riken Corp	7
1,417,713		Rolls-Royce Group plc	10,405
2,930	*	Samsung Heavy Industries Co Ltd	52
27,000	e	Sanden Corp	125
2,414,000		SembCorp Marine Ltd	4,007
43,322	*	Sequa Corp (Class A)	2,991
92,378	e	Shimano, Inc	2,426
3,000		Showa Corp	49
2,788,300		Singapore Technologies Engineering Ltd	4,796
690,997		Smiths Group plc	12,408
96,823		Standard Motor Products, Inc	894
83		Ste Industrielle d'Aviation Latecoere S.A.	4
138,454	e	Superior Industries International, Inc	3,082
3,166		Tata Motors Ltd	46
283,649	*	Tenneco, Inc	5,562
508,109		Textron, Inc	39,114
61,107		Thales S.A.	2,761
227,359		Thor Industries, Inc	9,110
2,152		Tofas Turk Otomobil Fabrik	5
2,300		Tokai Rika Co Ltd	61
2,353,334		Tomkins plc	12,110
19,000		Topy Industries Ltd	78
49,000	e	Toyoda Gosei Co Ltd	955
386,273		Toyota Industries Corp	13,876
5,498,406	e	Toyota Motor Corp	285,099
137,659		Trelleborg AB (B Shs)	2,742
244,453		Trinity Industries, Inc	10,773
132,255	*	Triumph Group, Inc	4,842
736,626	e*	TRW Automotive Holdings Corp	19,410
7,393,362		United Technologies Corp	413,363
805,134	*	Visteon Corp	5,040
467,847	e	Volkswagen AG.	24,618

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

49,550		Volkswagen AG. (Vorzug)	$1,900
45,082		Volvo AB	2,065
394,223	e	Volvo AB (B Shs)	18,551
190,375		Wabash National Corp	3,627
420,000		Weichai Power Co Ltd	710
354,479		Westinghouse Air Brake Technologies Corp	9,536
203,595	e	Winnebago Industries, Inc	6,776
612,400	e	Yamaha Motor Co Ltd	15,981
14,000		Yulon Motor Co Ltd	15

		TOTAL TRANSPORTATION EQUIPMENT	3,488,908

TRANSPORTATION SERVICES - 0.21%
616		Aker ASA	18
110,900		Ambassadors Group, Inc	2,539
201,102		Arriva plc	2,011
1,242,886		CH Robinson Worldwide, Inc	46,024
2,470		Clarkson plc	37
45,739	*	Copa Holdings S.A.	1,249
1,031,500	*	COSCO Holdings	456
70,474	*	Dynamex, Inc	1,343
923,083	e*	Expedia, Inc	22,117
492,737		Expeditors International Washington, Inc	33,265
5,592		Freightways Ltd	13
314,397		GATX Corp	11,343
3,202		Go-Ahead Group plc	90
25,000	*	Hopewell Highway Infrastructure Ltd	4
197,917	*	HUB Group, Inc	6,996
22,000		Jiangsu Express	12
600		Kintetsu World Express, Inc	16
11,345		Kuoni Reisen Holding (Regd)	4,683
1,673,399		Lear Corp	47,625
3,030,891	e,v*	McLeod (Escrow)	0	^
3,564,274		MTR Corp	7,010
124,981		National Express Group plc	1,846
18,274	e*	Navigant International, Inc	198
1,136	*	New World TMT Ltd	0	^
270,582		Pacer International, Inc	7,051
237,096	e	Patrick Corp Ltd	1,287
152,006	*	Pegasus Solutions, Inc	1,364
21,100		PLUS Expressways Bhd	17
206,870	*	RailAmerica, Inc	2,274
594,236		Sabre Holdings Corp	14,327
8,000		Senko Co Ltd	31
751,323		Stagecoach Group plc	1,490
32,097		Stolt-Nielsen S.A.	1,059
187,690		Toll Holdings Ltd	2,051
220,665		UTI Worldwide, Inc	20,487
24,000		Zhejiang Expressway Co Ltd	15

		TOTAL TRANSPORTATION SERVICES	240,348

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

TRUCKING AND WAREHOUSING - 0.46%
227,259		Arkansas Best Corp	$9,927
40,080	*	Cargotec Corp	1,385
13,163		Christian Salvesen plc	15
234,488		CNF, Inc	13,106
58,094	*	Covenant Transport, Inc (Class A)	812
3,897,250		Deutsche Post AG. (Regd)	94,147
20,260		DSV a/s	2,493
182,258		Forward Air Corp	6,680
100,655	*	Frozen Food Express Industries	1,110
280,293		Heartland Express, Inc	5,687
3,135		Imperial Holdings Ltd	69
2,900	v	Imperial Holdings Ltd (Spon ADR)	64
597,801		J.B. Hunt Transport Services, Inc	13,534
402,733		Kamigumi Co Ltd	3,572
348,360		Landstar System, Inc	14,541
97,173	*	Marten Transport Ltd	1,770
7,000		Maruzen Showa Unyu Co Ltd	28
86,000		Mitsubishi Logistics Corp	1,447
6,000		Mitsui-Soko Co Ltd	40
655,000		Nippon Express Co Ltd	3,990
2,000		Nippon Konpo Unyu Soko Co Ltd	27
54		Norbert Dentressangle	3
163,638	*	Old Dominion Freight Line	4,415
47,912	*	P.A.M. Transportation Services, Inc	852
12,000		Sankyu, Inc	62
116,122	*	SCS Transportation, Inc	2,468
142,000	e	Seino Holdings Corp	1,546
118,719	*	SIRVA, Inc	950
3,000		Sumitomo Warehouse Co Ltd	26
217,150	*	Swift Transportation Co, Inc	4,408
480,287		TNT NV	14,956
80,654	*	U.S. Xpress Enterprises, Inc (Class A)	1,402
3,842,239		United Parcel Service, Inc (Class B)	288,744
28,572	*	Universal Truckload Services, Inc	657
34,743	*	USA Truck, Inc	1,012
330,234		Werner Enterprises, Inc	6,506
392,136	e	Yamato Transport Co Ltd	6,499
435,869	*	Yellow Roadway Corp	19,444

		TOTAL TRUCKING AND WAREHOUSING	528,394

WATER TRANSPORTATION - 0.18%
213,573	e	Alexander & Baldwin, Inc	11,584
3,219		AP Moller - Maersk a/s	33,191
740,000		Aries Maritime Transport Ltd	9,642
284,753		Associated British Ports Holdings plc	2,870
675,000		Bintulu Port Holdings Bhd	797
863		Brostrom AB	17
1,120		Camillo Eitzen & Co AS	12
320,200	e	Carnival Corp	17,121

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

569,485		Carnival plc	$32,263
36,000		China Shipping Container Lines Co Ltd (Class H)	12
22,000		China Shipping Development Co Ltd	16
136,000		Chuan Hup Holdings Ltd	32
62,654		Compagnie Maritime Belge S.A.	2,058
1,364,000		Cosco Corp Singapore Ltd	1,772
11,700	e	D/S Torm a/s	564
19,576	e	Euronav NV	566
17,600		Evergreen Marine Corp Tawain Ltd	13
48,212	e	Frontline Ltd	1,837
1,108		Ganger Rolf a/s	95
260,000		Genco Shipping & Trading Ltd	4,534
126,810	e*	Gulfmark Offshore, Inc	3,756
920	*	Hanjin Shipping Co Ltd	21
91,810	*	Hornbeck Offshore Services, Inc	3,002
4,500		Iino Kaiun Kaisha Ltd	38
1,058		Irish Continental Group plc	13
30		Israel Corp Ltd	11
370,000	e	Kawasaki Kisen Kaisha Ltd	2,320
125,036	*	Kirby Corp	6,523
29,047		Kuehne & Nagel International AG.	8,166
294,200		Malaysia International Shipping Corp Bhd	771
46,420		Maritrans, Inc	1,208
2,623,000		Mitsui OSK Lines Ltd	22,868
280,000		Neptune Orient Lines Ltd	566
2,419,000		Nippon Yusen Kabushiki Kaisha	16,560
7,000		Nissin Corp	29
199,753	*	Odyssey Marine Exploration, Inc	707
239,100		Orient Overseas International Ltd	811
210,661		Overseas Shipholding Group, Inc	10,615
681,524		Peninsular and Oriental Steam Navigation Co	5,452
2,686		Port of Tauranga Ltd	8
3,700		Precious Shipping PCL	3
40,199		Premuda S.p.A.	81
3,000		Shinwa Kaiun Kaisha Ltd	9
900,000	a*	TBS International Ltd	5,976
553		Wilh Wilhelmsen ASA	20
21,000		Yang Ming Marine Transport	14

		TOTAL WATER TRANSPORTATION	208,544

WHOLESALE TRADE-DURABLE GOODS - 0.64%
47,727	e*	1-800 Contacts, Inc	559
21,806	b,v*	Actrade Financial Technologies Ltd	0	^
452,100		Adesa, Inc	11,040
293,610		AGFA-Gevaert NV	5,337
301,690		Agilysys, Inc	5,497
2,642	*	Aixtron AG.	9
308,194		Applied Industrial Technologies, Inc	10,383
1,166,279	*	Arrow Electronics, Inc	37,356
462,494		Assa Abloy AB (B Shs)	7,264

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

147,200	e	Autobacs Seven Co Ltd	$7,720
650,054	*	Aviall, Inc	18,722
710,954	*	Avnet, Inc	17,020
2,000		Banpu PCL	6
3,673		Barloworld Ltd	64
100,487		Barnes Group, Inc	3,316
1,224,748		Bayer AG.	50,982
86,643	*	Beacon Roofing Supply, Inc	2,489
91,663		BlueLinx Holdings, Inc	1,031
862		Bobst Group AG.	34
1,217,497		Boral Ltd	7,234
249,376		BorgWarner, Inc	15,120
802,248		Brambles Industries plc	5,743
45,069		Buhrmann NV	661
11,925		Buhrmann NV	180
127,212		Building Material Holding Corp	8,677
23,000		Canon Sales Co, Inc	491
81,833	*	Castle (A.M.) & Co	1,787
87,279		Cie Generale d'Optique Essilor International S.A.	7,021
19,000		Citic Pacific Ltd	53
3,700		Citic Pacific Ltd (ADR)	51
8,939		Crane Group Ltd	64
39,650		Creative Technology Ltd	324
605,575	*	Cytyc Corp	17,095
1,372,000		Datacraft Asia Ltd	1,386
84,000		Denway Motors Ltd	28
174,425	*	Digi International, Inc	1,830
84,564	*	Drew Industries, Inc	2,384
413,507		Electrocomponents plc	1,995
380,519		Finning International, Inc	12,098
6,688,820		FKI plc	13,320
693,515	e	Fletcher Building Ltd	3,566
223,039	*	GameLoft	1,436
228,768	*	Genesis Microchip, Inc	4,138
463,165	e*	Hagemeyer NV	1,497
2,200		Hakuto Co Ltd	37
244,110	e	Hitachi Software Engineering Co Ltd	5,108
452,110		Hughes Supply, Inc	16,208
66,361	*	Huttig Building Products, Inc	557
795,300		IKON Office Solutions, Inc	8,279
1,675	*	IMS-Intl Metal Service	29
1,100		Inaba Denki Sangyo Co Ltd	40
640,885	*	Ingram Micro, Inc (Class A)	12,773
359,729	*	Insight Enterprises, Inc	7,054
15,249	*	INTAC International, Inc	88
55,573	*	Interline Brands, Inc	1,264
2,787		JD Group Ltd	34
1,100		Kaga Electronics Co Ltd	30
86,334	*	Keystone Automotive Industries, Inc	2,718
145,837		Kingspan Group plc	1,832
300,138		Knight Transportation, Inc	6,222
19,109	*	Kumho Electric Co Ltd	1,229

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

34,597		Lawson Products, Inc	$1,306
417	*	Lindex AB	24
72,467	*	LKQ Corp	2,509
33,136	b,e*	MCSi, Inc	0	^
2,065,000		Melco International Development	2,464
90,558	e*	Merge Technologies, Inc	2,268
4,640,822	e	Mitsui & Co Ltd	59,568
123,000	*	Musashino Kogyo Co Ltd	337
14,051	*	MWI Veterinary Supply, Inc	363
162,742	e*	Navarre Corp	900
921	e	NET One Systems Co Ltd	2,224
11,000		Nihon Yamamura Glass Co Ltd	38
450,742		Omnicare, Inc	25,792
3,561		Orascom Construction Industries	267
43,165		Orion Oyj	796
294,459		Owens & Minor, Inc	8,106
606,175	*	Patterson Cos, Inc	20,246
1,000		Pentax Corp	6
342,638		PEP Boys-Manny Moe & Jack	5,102
4,000	e*	Privee Zurich Turnaround Group Co Ltd	10
18,697		Psion plc	53
380,434	*	PSS World Medical, Inc	5,646
41,500		PT Astra International Tbk	43
523,486		Rautaruukki Oyj	12,689
235,780		Reliance Steel & Aluminum Co	14,411
205,900		Riso Kagaku Corp	4,126
203,729	e	Ryerson Tull, Inc	4,955
36,000	*	Sakha Diamond Corp	10
254,665		SCP Pool Corp	9,479
26,173	*	Strattec Security Corp	1,058
9,000	*	Sumitomo Coal Mining Co Ltd	21
4,538,696		Sumitomo Corp	58,642
45,700	*	Suntech Power Holdings Co Ltd	1,245
3,000		Tamura Corp	14
138,163	*	Tandberg Television ASA	1,821
309,390	*	Tech Data Corp	12,277
15,859,430		Test-Rite International Co	11,589
165	*	Timco Aviation Services, Inc	1
21,169	v*	Timco Aviation Services, Inc Wts	1
22,000	e*	Tomen Corp	34
16,000		TPV Technology Ltd	16
204,872	*	Tyler Technologies, Inc	1,799
600		Ulvac, Inc	19
3,900		UMW Holdings Bhd	6
450,326		W.W. Grainger, Inc	32,018
219,370	*	WESCO International, Inc	9,374
784,824		Wesfarmers Ltd	21,284
82,715	e*	West Marine, Inc	1,156
2,744,829		Wolseley plc	57,724
5,000		Yamazen Corp	37
17,016	e	Zodiac S.A.	1,089

		TOTAL WHOLESALE TRADE-DURABLE GOODS	745,473

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

			VALUE
SHARES			(000)

WHOLESALE TRADE-NONDURABLE GOODS - 1.18%
28		Aceto Corp	$0	^
600	*	Advanced Marketing Services, Inc	2
276,498		Airgas, Inc	9,097
1,356,552		Alliance Unichem plc	18,643
193,370	e*	Allscripts Healthcare Solutions, Inc	2,591
16,860		Ashtead Group plc	53
38,714		Axfood AB	1,080
4,288		Bidvest Group Ltd	63
633,231	e	Billabong International Ltd	6,745
177,952	*	BioScrip, Inc	1,342
245,020		Brown-Forman Corp (Class B)	16,985
8,000		BSL Corp	18
349,500		C&C Group plc	2,226
4,273,385		Cardinal Health, Inc	293,795
41,749	e	Casino Guichard Perrachon S.A.	2,770
179,627		Celesio AG.	15,395
83,622	e*	Central European Distribution Corp	3,357
16,000		China Resources Enterprise	29
9,000	*	Chori Co Ltd	24
3,300		Companiai Cervecerias Unidas S.A. (ADR)	83
3,929		Corporate Express Australia Ltd	17
1,079,548	*	Dean Foods Co	40,656
5,585		DS Smith plc	16
376,255	*	Endo Pharmaceuticals Holdings, Inc	11,385
2,365,675		Esprit Holdings Ltd	16,811
672		Filtrona plc	3
3,668,568		Foster's Group Ltd	15,016
412,259		Fyffes plc	1,118
1,772,000	*	Goodman Fielder Ltd	2,717
20,247	*	Green Mountain Coffee Roasters, Inc	822
149,319	*	Hain Celestial Group, Inc	3,160
188,795		Handleman Co	2,345
433,737	*	Henry Schein, Inc	18,928
68,609		Inchcape plc	2,687
5,000		Integrated Distribution Services Group Ltd	6
112,975		Kenneth Cole Productions, Inc (Class A)	2,881
600,172	e	Kesko Oyj (B Shares)	16,955
1,271		Koninklijke Vopak NV	38
246,597		K-Swiss, Inc (Class A)	8,000
24,000		Kyokuyo Co Ltd	66
2,177,019		Li & Fung Ltd	4,198
224,779		Lion Nathan Ltd	1,260
5,623,734		Marubeni Corp	30,160
3,191		Massmart Holdings Ltd	26
21,794	*	Maui Land & Pineapple Co, Inc	739
2,634,753		McKesson Corp	135,927
320,568	*	Men's Wearhouse, Inc	9,438
23,753		Metcash Ltd	78
68,040		Metro AG.	3,274
3,282,150		Mitsubishi Corp	72,578
153,337		Myers Industries, Inc	2,236

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)

103,360		Nash Finch Co			$2,634
1,204,708		Nike, Inc (Class B)			104,557
3,260,490		Nippon Oil Corp			25,276
323,723		Nu Skin Enterprises, Inc (Class A)			5,691
56,103	*	Nuco2, Inc			1,564
37,614		Oriflame Cosmetics S.A. (SDR)			1,082
827,969		Orkla ASA			34,176
509,122	e*	Performance Food Group Co			14,444
52,665	*	Perry Ellis International, Inc			1,001
48,000		Prime Success International Group			24
39,848	*	Provide Commerce, Inc			1,319
2,668	*	PTT Chemical PCL			5
236,693		Reebok International, Ltd			13,783
258,855		Reliance Industries Ltd			5,114
2,701,693		Safeway, Inc			63,922
7,000		San Miguel Corp			12
289,448		Schering AG.			19,324
165,874	*	School Specialty, Inc			6,044
107,079	*	Smart & Final, Inc			1,379
28,797		Societe BIC S.A.			1,707
167,999	*	Source Interlink Cos, Inc			1,868
207,518	*	Spartan Stores, Inc			2,162
246,942		Stride Rite Corp			3,348
1,199,142		Supervalu, Inc			38,948
134,180		Suzuken Co Ltd			4,286
3,884,064		Sysco Corp			120,600
44,957		The Andersons, Inc			1,937
2,733		Tiger Brands Ltd			63
196,697	*	Tractor Supply Co			10,413
79,000		Unilever NV			5,423
1,103,371		Unilever NV (Cert)			75,291
366,981	*	United Natural Foods, Inc			9,688
257,313	*	United Stationers, Inc			12,480
41,496		Valhi, Inc			768
1,250		Vina Concha Y Toro S.A. (Spon ADR)			37

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			1,368,209

		TOTAL COMMON STOCKS			115,389,566
		(Cost $96,991,265)

PRINCIPAL

SHORT-TERM INVESTMENTS - 3.58%

CERTIFICATES OF DEPOSIT - 0.11%
$ 25,000,000		First Tennessee Bank NA	4.380	02/14/06	25,001
25,000,000		Regions Bank (Alabama)	4.220	02/06/06	24,996
50,000,000		Royal Bank of Scotland plc	4.280	01/31/06	49,996

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 25,000,000		Wells Fargo	4.300	01/25/06	$25,000

		TOTAL CERTIFICATES OF DEPOSIT			124,993

COMMERCIAL PAPER - 2.15%
25,000,000	c	Atlantis One Funding Corp	4.230	01/30/06	24,918
25,000,000		Atlantis One Funding Corp	4.320	02/01/06	24,912
25,000,000		Atlantis One Funding Corp	4.340	02/16/06	24,866
50,000,000		Barclays U.S. Funding Corp	4.275	01/17/06	49,916
50,000,000		Barclays U.S. Funding Corp	4.205	02/08/06	49,786
24,500,000		BellSouth Corp	4.250	01/19/06	24,453
50,000,000	c	Cargill Global Funding plc	4.270	01/17/06	49,916
50,000,000	c	Cargill, Inc	4.240	01/13/06	49,940
17,000,000	c	CC (USA), Inc	4.160	01/31/06	16,942
33,000,000	c	CC (USA), Inc	4.270	02/06/06	32,864
50,000,000		Citigroup Funding, Inc	4.280	01/18/06	49,911
26,500,000	c	Concentrate Manufacturing Co	4.250	01/25/06	26,429
50,000,000	c	Corporate Asset Funding Corp, Inc	4.270	01/13/06	49,939
50,000,000		Corporate Asset Funding Corp, Inc	4.350	02/22/06	49,695
50,000,000	c	Danske Corp	4.280	02/03/06	49,792
50,000,000	c	Depfa Bank plc	4.270	02/01/06	49,828
50,000,000	c	Dexia Delaware, LLC	4.285	02/28/06	49,663
50,000,000		Dresdner US Finance, Inc	4.300	01/09/06	49,964
43,865,000		Dresdner US Finance, Inc	4.260	01/27/06	43,739
35,000,000		Eaton Corp	4.260	01/03/06	35,000
45,000,000	c	Edison Asset Securitization, LLC	4.250	01/13/06	44,945
6,800,000	c	Edison Asset Securitization, LLC	4.200	02/06/06	6,772
48,000,000	c	Edison Asset Securitization, LLC	4.250	02/15/06	47,748
70,000,000		Fcar Owner Trust I	4.340	02/06/06	69,712
15,000,000		Gannett Co, Inc	4.250	01/03/06	15,000
34,500,000	c	Gannett Co, Inc	4.250	01/24/06	34,413
100,000,000		General Electric Capital Corp	4.220	02/13/06	99,510
7,000,000	c	Govco, Inc	4.250	02/15/06	6,963
50,000,000	c	Grampian Funding LLC	4.270	02/22/06	49,695
50,000,000	c	Greyhawk Funding LLC	4.210	02/06/06	49,794
14,500,000	c	Harley-Davidson Funding Corp	4.190	01/24/06	14,464
30,000,000	c	Harrier Finance Funding LLC	4.260	02/08/06	29,869
50,000,000		HBOS Treasury Services plc	4.320	02/23/06	49,694
100,000,000		HSBC Finance Corp	4.270	01/18/06	99,820
50,000,000	c	Kitty Hawk Funding Corp	4.200	01/06/06	49,982
34,530,000		Nestle Capital Corp	4.090	01/17/06	34,472
28,850,000		Nestle Capital Corp	4.260	02/06/06	28,733
35,000,000		Nestle Capital Corp	4.280	02/10/06	34,841
29,250,000		Paccar Financial Corp	4.200	02/09/06	29,121
20,000,000	c	Park Avenue Receivables Corp	4.290	01/11/06	19,980
17,792,000	c	Park Avenue Receivables Corp	4.290	01/12/06	17,772
50,000,000	c	Pfizer, Inc	4.300	02/16/06	49,733
25,000,000	c	Preferred Receivables Funding	4.380	01/03/06	25,000
11,300,000	c	Preferred Receivables Funding	4.290	01/13/06	11,286
39,000,000	c	Preferred Receivables Funding	4.290	02/28/06	38,731
13,000,000	c	Private Export Funding Corp	4.400	04/04/06	12,855

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 75,000,000		Rabobank USA Finance Corp	4.050	01/03/06	$75,000
25,000,000	c	Ranger Funding Co LLC	4.290	01/17/06	24,957
48,000,000	c	Ranger Funding Co LLC	4.280	01/19/06	47,906
15,000,000	c	Scaldis Capital LLC	4.290	02/15/06	14,921
20,224,000		Scaldis Capital LLC	4.300	02/28/06	20,085
50,000,000	c	Sheffield Receivables Corp	4.180	01/13/06	49,939
24,000,000	c	Sheffield Receivables Corp	4.200	02/03/06	23,910
47,100,000		Shell International Finance	4.290	02/09/06	46,892
10,000,000	c	Sigma Finance, Inc	4.210	02/10/06	9,954
29,000,000		Societe Generale North America, Inc	4.270	01/03/06	29,000
50,000,000		Societe Generale North America, Inc	4.310	02/21/06	49,706
50,000,000		Toronto Dominion Holdings	4.325	02/15/06	49,743
50,000,000		UBS Finance, (Delaware), Inc	4.270	01/17/06	49,917
22,900,000	c	Variable Funding Capital Corp	4.260	02/06/06	22,805
28,284,000	c	Variable Funding Capital Corp	4.200	02/10/06	28,152
35,000,000	c	Verizon Global Funding	4.280	01/24/06	34,912
19,000,000	c	Verizon Global Funding	4.300	02/06/06	18,922
45,420,000		Verizon Network Funding	4.260	01/04/06	45,415
7,598,000	c	Yorktown Capital, LLC	4.190	01/04/06	7,597
50,000,000	c	Yorktown Capital, LLC	4.350	01/06/06	49,982
15,165,000	c	Yorktown Capital, LLC	4.295	01/17/06	15,139

		TOTAL COMMERCIAL PAPER			2,488,232

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 0.03%
37,450,000		Federal Home Loan Bank (FHLB)	3.400	01/03/06	37,436

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			37,436

U.S. GOVERNMENT AND AGENCIES VARIABLE NOTES - 0.61%
35,000,000		Federal Farm Credit Bank (FFCB)	4.260	12/28/06	35,000
74,800,000		FFCB	4.250	01/22/07	74,799
50,000,000		FFCB	4.250	02/01/07	49,983
100,000,000		FFCB	4.250	03/20/07	99,994
50,000,000		FFCB	4.250	05/24/07	50,000
100,000,000		FFCB	4.250	05/25/07	100,001
100,000,000		FFCB	4.250	06/06/07	100,001
50,000,000		FFCB	4.260	06/08/07	50,000
100,000,000		FFCB	4.250	10/05/07	99,991
50,000,000		Federal National Mortgage Association (FNMA)	4.325	09/07/06	49,996

		TOTAL U.S. GOVERNMENT AND AGENCIES VARIABLE NOTES			709,765

VARIABLE NOTES - 0.68%
25,000,000		American Express Bank FSB/Salt Lake City UT	4.330	10/25/06	24,999
50,000,000		Beta Finance, Inc	4.248	08/11/06	50,004
50,000,000		Beta Finance, Inc	4.315	09/29/06	50,004
50,000,000		CC (USA), Inc	4.220	05/02/06	50,008
46,000,000		Citigroup Global Markets Holdings, Inc	4.400	02/23/07	46,065

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

50,000,000		Deutsche Bank AG/New York	4.240	10/13/06	$50,016
50,000,000		Dorada Finance, Inc	4.245	11/09/06	49,920
46,000,000		Harrier Finance Funding LLC	4.330	01/22/07	45,994
25,000,000		Harrier Finance Funding LLC	4.368	06/01/07	25,000
39,000,000		Links Finance LLC	4.245	11/09/06	39,005
60,000,000		Links Finance LLC	4.335	02/15/07	59,994
49,000,000		National City Bank/Cleveland OH	4.300	03/28/07	49,000
40,000,000		Sigma Finance, Inc	4.230	03/06/06	40,002
50,000,000		Sigma Finance, Inc	4.345	01/29/07	49,996
50,000,000		Toyota Motor Credit Corp	4.340	08/02/07	49,998
50,000,000		Wachovia Bank NA/Old	4.300	10/02/06	49,993
50,000,000		Wells Fargo Bank NA	4.300	07/21/06	49,996

		TOTAL VARIABLE NOTES			779,994

		TOTAL SHORT-TERM INVESTMENTS			4,140,420
		(Cost $4,140,015)

		TOTAL PORTFOLIO - 103.18%			119,545,218
		(Cost $101,153,779)
		OTHER ASSETS & LIABILITIES, NET - (3.18%)			(3,681,529)

		NET ASSETS - 100.00%			$115,863,689

	*	Non-income producing
	**	Percentage represents less than 0.01%
	^	Amount represents less than $1,000
	a	Affiliated Holding
	b	In bankruptcy
	c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
		of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the Custodian to cover
		margin or other requirements on open futures contracts.
	e	All or a portion of these securities are out on loan.
	v	Security valued at fair value.

		Cost amounts are in thousands.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Accounts use more specific industry categories in following
		their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

College Retirement Equities Fund
Transactions with Affliated Companies - Stock Account
January 1, 2005 - December 31, 2005

	Value at	Purchase		Realized	Dividend	Shares at	Value at
Issue	December 31, 2004	Cost	Proceeds	Gain/(Loss)	Income	December 31, 2005	December 31, 2005

Brocade Communications Systems, Inc	**	$28,897,383	$15,565,032	$(7,886,340)	$-	17,789,450	$72,403,062
Information Development Co	**	-	295,459	78,604	-	283,100	2,602,419
Lear Corp	**	8,866,716	74,155,935	(27,151,660)	920,346	-	*
Max Re Capital Ltd	49,354,527	-	7,533,039	2,856,884	69,416	-	*
Northwest Airlines Corp	**	1,771,658	6,702,784	(22,024,744)	-	-	*
Playmates Holdings Ltd	**	2,872,305	812,514	(327,917)	383,872	113,249,000	15,044,266
Rhodia S.A.	**	11,538,260	28,958,964	5,659,586	-	-	*
Rhodia S.A. (Spon ADR)	**	1,744,198	245,257	(26,712)		-	*
Sumitomo Precision Products Co Ltd	**	1,339,852	2,690,528	704,748	-	2,593,000	16,696,433
TBS International Ltd	**	-	758,142	(41,858)	-	900,000	5,976,000

		$57,030,372	$137,717,654	$(48,159,409)	$1,373,634		$112,722,180

* Not an Affiliate as of December 31, 2005
** Not an Affiliate as of December 31, 2004

	Number of		Expiration
Open Futures Contracts:	Contracts	Market Value	Date	Unrealized Loss
E-mini Russell 2000 Index	353	$23,943,990	March 2006	$(577,808)
E-mini S&P 500 Index	2,135	133,949,900	March 2006	(2,389,812)

		$157,893,890		$(2,967,620)

COLLEGE RETIREMENT EQUITIES FUND - Stock Account

COLLEGE RETIREMENT EQUITIES FUND
STOCK ACCOUNT
Summary of Market Values by Country
December 31, 2005

		% OF MARKET
	VALUE	VALUE

DOMESTIC
UNITED STATES	94,222,756,820	78.82%

TOTAL DOMESTIC	94,222,756,820	78.82

FOREIGN
ARGENTINA	179,746	0.00
AUSTRALIA	1,052,773,792	0.88
AUSTRIA	86,840,579	0.07
BELGIUM	192,351,561	0.16
BERMUDA	48,147	0.00
BRAZIL	64,945,147	0.05
CANADA	1,701,272,420	1.42
CAYMAN ISLANDS	9,764,146	0.01
CHILE	913,786	0.00
CHINA	11,685,078	0.01
COLUMBIA	299,832	0.00
CZECH REPUBLIC	292,490	0.00
DENMARK	167,182,049	0.14
EGYPT	372,514	0.00
FINLAND	500,643,817	0.42
FRANCE	2,539,166,667	2.12
GERMANY	1,757,436,493	1.47
GREECE	87,135,564	0.07
HONG KONG	446,509,868	0.37
HUNGARY	5,450,486	0.01
INDIA	38,472,046	0.03
INDONESIA	924,347	0.00
IRELAND	156,517,234	0.13
ITALY	853,593,592	0.71
IZRAEL	133,428,023	0.11
JAPAN	5,852,752,501	4.90
LUXEMBOURG	2,809,110	0.00
MALAYSIA	19,444,092	0.02
MEXICO	10,115,654	0.01
NETHERLANDS	989,525,345	0.83
NEW ZEALAND	32,018,741	0.03
NORWAY	132,470,998	0.11
PHILIPPINES	12,364,552	0.01
POLAND	1,287,653	0.00
PORTUGAL	46,322,148	0.04
REPUBLIC OF KOREA	40,479,538	0.03
RUSSIA	65,597,566	0.06
SINGAPORE	195,822,653	0.16
SOUTH AFRICA	11,209,796	0.01
SPAIN	662,850,349	0.56
SWEDEN	453,712,453	0.38
SWITZERLAND	1,882,307,274	1.57
TAIWAN (REPUBLIC OF CHINA)	49,790,678	0.04
THAILAND	19,243,932	0.02
TURKEY	17,543,724	0.02
UNITED KINGDOM	5,016,593,313	4.20

TOTAL FOREIGN	25,322,461,494	21.18

TOTAL PORTFOLIO	$119,545,218,314	100.00%

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

COLLEGE RETIREMENT EQUITIES FUND
GROWTH ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005
			VALUE
SHARES			(000)

PREFERRED STOCK - 0.00% **

PRIMARY METAL INDUSTRIES - 0.00% **
13,200	v*	Superior Trust I	$0	^

		TOTAL PRIMARY METAL INDUSTRIES	0	^

		TOTAL PREFERRED STOCK	0	^
		(Cost $10)

COMMON STOCKS - 99.73%

APPAREL AND ACCESSORY STORES - 0.14%
321,991	*	Kohl's Corp	15,649
45,734	e*	Under Armour, Inc	1,752

		TOTAL APPAREL AND ACCESSORY STORES	17,401

APPAREL AND OTHER TEXTILE PRODUCTS - 0.56%
1,210,179	e	Polo Ralph Lauren Corp	67,939

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	67,939

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.05%
1,907,802	e	Lowe's Cos, Inc	127,174

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	127,174

BUSINESS SERVICES - 14.45%
5,788,843	e	Adobe Systems, Inc	213,956
1,694,252	e*	Cognizant Technology Solutions Corp	85,306
5,808,576	e*	eBay, Inc	251,221
3,817,746	e*	Electronic Arts, Inc	199,706
839,803	*	Google, Inc (Class A)	348,401
5,870,397	e*	Juniper Networks, Inc	130,910
6,866,306	e	Microsoft Corp	179,554
952,700	e*	Monster Worldwide, Inc	38,889
1,991,067	e	SAP AG. (Spon ADR)	89,737
874	*	Vast Solutions, Inc (Class B1)	0	^
874	v*	Vast Solutions, Inc (Class B2)	0	^
874	*	Vast Solutions, Inc (Class B3)	0	^
390,000	e	WPP Group plc	21,060
4,935,155	e*	Yahoo!, Inc	193,359

		TOTAL BUSINESS SERVICES	1,752,099

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)

CHEMICALS AND ALLIED PRODUCTS - 15.64%
362,493	e*	American Pharmaceutical Partners, Inc	$14,061
3,958,971	e*	Amgen, Inc	312,204
1,140,302	e*	Biogen Idec, Inc	51,690
2,028,981	e	Eli Lilly & Co	114,820
2,083,522	e*	Genentech, Inc	192,726
1,832,070	e*	Genzyme Corp	129,674
884,100	e	Monsanto Co	68,544
12,300	e	Mylan Laboratories, Inc	246
842,402		Novartis AG. (Regd)	44,135
7,038,670	e	Procter & Gamble Co	407,398
277,400		Roche Holding AG. (Genusscheine)	41,527
3,887,420		Schering-Plough Corp	81,053
2,650,342	e*	Sepracor, Inc	136,758
5,402,194	e	Teva Pharmaceutical Industries Ltd (Spon ADR)	232,348
1,522,220		Wyeth	70,129

		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,897,313

COMMUNICATIONS - 2.79%
1,655,851	e	America Movil S.A. de C.V., Series L	48,450
29,300	e*	Level 3 Communications, Inc	84
4,872,471	e	Sprint Nextel Corp	113,821
3,929,493	e*	Univision Communications, Inc (Class A)	115,488
15,200	b,v*	US Wireless Corp	0	^
2,228,024	e*	XM Satellite Radio Holdings, Inc	60,780

		TOTAL COMMUNICATIONS	338,623

DEPOSITORY INSTITUTIONS - 0.29%
746,700	e	Bank of America Corp	34,460

		TOTAL DEPOSITORY INSTITUTIONS	34,460

EATING AND DRINKING PLACES - 0.11%
357,500	e	Brinker International, Inc	13,821

		TOTAL EATING AND DRINKING PLACES	13,821

EDUCATIONAL SERVICES - 0.04%
75,000	*	Apollo Group, Inc (Class A)	4,534

		TOTAL EDUCATIONAL SERVICES	4,534

ELECTRIC, GAS, AND SANITARY SERVICES - 0.31%
118,354	e	Dominion Resources, Inc	9,137

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)

523,495	e	Exelon Corp	$27,818

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	36,955

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 16.12%
4,182,097	e	Analog Devices, Inc	150,012
2,902,584	e*	Broadcom Corp (Class A)	136,857
4,728,168	e*	Cisco Systems, Inc	80,946
896,000	e*	Comverse Technology, Inc	23,825
1,216,392	e	Emerson Electric Co	90,865
530	e*	Freescale Semiconductor, Inc (Class B)	13
11,636,954		General Electric Co	407,875
623,241	e	Harman International Industries, Inc	60,984
4,925,794	e	Intel Corp	122,948
1,254,900	e	Linear Technology Corp	45,264
2,551,653	e*	Marvell Technology Group Ltd	143,122
8,824,903	e	Motorola, Inc	199,355
2,400	v*	NCP Litigation Trust	0	^
5,384,055	e*	Network Appliance, Inc	145,369
6,901,938		Qualcomm, Inc	297,335
1,554,933	e	Texas Instruments, Inc	49,867

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	1,954,637

ENGINEERING AND MANAGEMENT SERVICES - 1.11%
1,464	e*	iRobot Corp	49
3,538,280	e	Paychex, Inc	134,879

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	134,928

FABRICATED METAL PRODUCTS - 0.00% **
1	e	Illinois Tool Works, Inc	0	^

		TOTAL FABRICATED METAL PRODUCTS	0	^

FOOD AND KINDRED PRODUCTS - 2.26%
4,639,181		PepsiCo, Inc	274,083

		TOTAL FOOD AND KINDRED PRODUCTS	274,083

FURNITURE AND HOMEFURNISHINGS STORES - 1.13%
3,800,535	e*	Bed Bath & Beyond, Inc	137,389

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	137,389

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)

GENERAL BUILDING CONTRACTORS - 0.00% **
1,800	v*	Mascotech (Escrow)	$0	^

		TOTAL GENERAL BUILDING CONTRACTORS	0	^

GENERAL MERCHANDISE STORES - 1.98%
2,914,161	e	Target Corp	160,191
1,701,770	e	Wal-Mart Stores, Inc	79,643

		TOTAL GENERAL MERCHANDISE STORES	239,834

HEALTH SERVICES - 1.76%
3,769,240	e*	Caremark Rx, Inc	195,209
214,860	e*	Express Scripts, Inc	18,005

		TOTAL HEALTH SERVICES	213,214

HOLDING AND OTHER INVESTMENT OFFICES - 0.54%
254,800	e	Alcon, Inc	33,022
638,318		iShares Russell 1000 Growth Index Fund	32,561
22	v*	Pinnacle Holdings, Inc Wts 11/02/07	0	^

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	65,583

HOTELS AND OTHER LODGING PLACES - 1.16%
1,543,890	e	Hilton Hotels Corp	37,223
735,611	e*	Las Vegas Sands Corp	29,035
1,168,744	e	Starwood Hotels & Resorts Worldwide, Inc	74,636

		TOTAL HOTELS AND OTHER LODGING PLACES	140,894

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.19%
624,600	e*	Apple Computer, Inc	44,903
7,011,171	e	Applied Materials, Inc	125,780
128,956	e	Caterpillar, Inc	7,450
4,335,589	e*	Dell, Inc	130,024
14,687,716	*	EMC Corp	200,047
108,879	v*	Seagate Technology, Inc (Escrow)	0	^

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	508,204

INSTRUMENTS AND RELATED PRODUCTS - 6.12%
999,700	*	Agilent Technologies, Inc	33,280
200	*	Baxter International, Inc (Contingent Value Rts)	0	^
1,421,238		Johnson & Johnson	85,417
4,412,356	e	Medtronic, Inc	254,019

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)

5,365,736	*	St. Jude Medical, Inc	$269,360
1,487,337	*	Zimmer Holdings, Inc	100,306

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	742,382

INSURANCE CARRIERS - 4.50%
1,982,266		Aetna, Inc	186,948
1,232,270	e	Progressive Corp	143,904
550,700	e	UnitedHealth Group, Inc	34,221
2,259,319	e*	WellPoint, Inc	180,271

		TOTAL INSURANCE CARRIERS	545,344

LEATHER AND LEATHER PRODUCTS - 0.37%
1,333,402	e*	Coach, Inc	44,456

		TOTAL LEATHER AND LEATHER PRODUCTS	44,456

METAL MINING - 0.53%
1,564,282	e	Companhia Vale do Rio Doce (ADR)	64,355

		TOTAL METAL MINING	64,355

MISCELLANEOUS RETAIL - 1.63%
1,500,600	e*	Amazon.com, Inc	70,753
4,785,792		CVS Corp	126,441

		TOTAL MISCELLANEOUS RETAIL	197,194

MOTION PICTURES - 1.43%
3,393,568	e*	CBS Corp	110,630
2,635,590	e	Walt Disney Co	63,175

		TOTAL MOTION PICTURES	173,805

NONDEPOSITORY INSTITUTIONS - 3.25%
5,151,660	e	American Express Co	265,104
687,800	e	Capital One Financial Corp	59,426
1,257,809	e	SLM Corp	69,293

		TOTAL NONDEPOSITORY INSTITUTIONS	393,823

OIL AND GAS EXTRACTION - 2.57%
438,191	e	Baker Hughes, Inc	26,633
1,816,464	e	Halliburton Co	112,548

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

			VALUE
SHARES			(000)

1,109,497	e	Schlumberger Ltd	$107,788
927,688	e*	Transocean, Inc	64,651

		TOTAL OIL AND GAS EXTRACTION	311,620

PETROLEUM AND COAL PRODUCTS - 0.92%
1,520,043	e	EOG Resources, Inc	111,526

		TOTAL PETROLEUM AND COAL PRODUCTS	111,526

PRIMARY METAL INDUSTRIES - 1.51%
9,341,847	*	Corning, Inc	183,661

		TOTAL PRIMARY METAL INDUSTRIES	183,661

PRINTING AND PUBLISHING - 0.11%
388,200	e	Dow Jones & Co, Inc	13,777

		TOTAL PRINTING AND PUBLISHING	13,777

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.00% **
2,800	b,*	Uniroyal Technology Corp	0	^

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	0	^

SECURITY AND COMMODITY BROKERS - 4.36%
523,825	e	Ameriprise Financial, Inc	21,477
3,148,947	e	Ameritrade Holding Corp	75,575
9,715,455	e	Charles Schwab Corp	142,526
74,500	e	Chicago Mercantile Exchange Holdings, Inc	27,378
2,198,712	e*	E*Trade Financial Corp	45,865
292,700	e	Franklin Resources, Inc	27,517
1,208,955	e	Goldman Sachs Group, Inc	154,395
501,500	e	Merrill Lynch & Co, Inc	33,966

		TOTAL SECURITY AND COMMODITY BROKERS	528,699

TRANSPORTATION BY AIR - 0.33%
2,445,459	e	Southwest Airlines Co	40,179

		TOTAL TRANSPORTATION BY AIR	40,179

TRANSPORTATION EQUIPMENT - 3.35%
2,337,118	e	Boeing Co	164,159
4,331,800	e	United Technologies Corp	242,191

		TOTAL TRANSPORTATION EQUIPMENT	406,350

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)

TRUCKING AND WAREHOUSING - 0.87%
1,405,882	e	United Parcel Service, Inc (Class B)			$105,652

		TOTAL TRUCKING AND WAREHOUSING			105,652

WATER TRANSPORTATION - 1.14%
2,593,915	e	Carnival Corp			138,697

		TOTAL WATER TRANSPORTATION			138,697

WHOLESALE TRADE-DURABLE GOODS - 0.00% **
482	v*	Timco Aviation Services, Inc Wts			0	^

		TOTAL WHOLESALE TRADE-DURABLE GOODS			0	^

WHOLESALE TRADE-NONDURABLE GOODS - 1.11%
1,550,457		Nike, Inc (Class B)			134,564

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			134,564

		TOTAL COMMON STOCKS			12,095,169
		(Cost $10,517,764)

PRINCIPAL

SHORT-TERM INVESTMENTS - 4.30%

CERTIFICATES OF DEPOSIT - 0.33%
$ 10,000,000		BNP Paribas	4.155	03/31/06	9,992
10,000,000		Canadian Imperial Bank of Commerce	4.300	09/28/06	9,966
10,000,000		Deutsche Bank	4.105	08/25/06	9,959
10,000,000		Toronto Dominion Bank	3.853	07/05/06	9,956

		TOTAL CERTIFICATES OF DEPOSIT			39,873

COMMERCIAL PAPER - 2.53%
5,009,000	c	Atlantis One Funding Corp	4.320	01/12/06	5,003
17,000,000	c	Beta Finance, Inc	3.970	03/23/06	16,834
25,000,000		Burlington Northern Santa Fe Corp	4.200	01/03/06	24,988
25,000,000	c	Corporate Asset Funding Corp, Inc	4.140	01/12/06	24,972
25,000,000		Gannett Co, Inc	4.250	01/03/06	25,000
10,000,000	c	Harrier Finance Funding LLC	4.290	02/14/06	9,949
25,000,000	c	Johnson Controls, Inc	4.400	01/17/06	24,958
24,000,000	c	Kellogg Co	4.350	01/05/06	23,994
25,000,000	c	Kitty Hawk Funding Corp	4.220	02/10/06	24,885

COLLEGE RETIREMENT EQUITIES FUND - Growth Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 10,000,000	c	Links Finance LLC	4.180	01/03/06	$9,995
25,000,000	c	Ranger Funding Co LLC	4.270	01/18/06	24,954
14,142,000	c	Scaldis Capital LLC	4.130	01/25/06	14,104
7,500,000	c	Scaldis Capital LLC	4.290	02/15/06	7,461
25,000,000	c	Sigma Finance, Inc	4.175	02/08/06	24,891
20,000,000		UBS Finance, (Delaware), Inc	4.190	01/03/06	19,991
25,000,000	c	Yorktown Capital, LLC	4.235	01/09/06	24,982

		TOTAL COMMERCIAL PAPER			306,961

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 1.31%
7,500,000		Federal Farm Credit Bank (FFCB)	3.700	07/05/06	7,466
75,000,000		Federal Home Loan Bank (FHLB)	3.400	01/03/06	74,972
25,000,000		FHLB	4.010	01/06/06	24,991
25,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.910	01/03/06	25,000
1,736,000		Federal National Mortgage Association (FNMA)	3.350	01/03/06	1,736
25,000,000		FNMA	4.170	01/09/06	24,983

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			159,148

VARIABLE NOTES - 0.13%
15,000,000		Harrier Finance Funding LLC	4.459	06/26/06	15,002

		TOTAL VARIABLE NOTES			15,002

		TOTAL SHORT-TERM INVESTMENTS			520,984
		(Cost $521,115)

		TOTAL PORTFOLIO - 104.03%			12,616,153
		(Cost $11,038,889)
		OTHER ASSETS & LIABILITIES, NET - (4.03%)			(488,244)

		NET ASSETS - 100.00%			$12,127,909

		ABBREVIATION:
	ADR	American Depositary Receipt
	Spon	Sponsored

	*	Non-income producing
	**	Percentage represents less than 0.01%
	^	Amount represents less than $1,000
	b	In bankruptcy
	c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
		of the Securities Act of 1933.
	e	All or a portion of these securities are out on loan.
	v	Security valued at fair value.

		Cost amounts are in thousands.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Accounts use more specific industry categories in following
		their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

COLLEGE RETIREMENT EQUITIES FUND
GLOBAL EQUITIES ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005

			VALUE
SHARES			(000)

PREFERRED STOCKS - 0.42%

COMMUNICATIONS - 0.23%
1,432,112	e	ProSiebenSat.1 Media AG.	$27,619

		TOTAL COMMUNICATIONS	27,619

INSURANCE CARRIERS - 0.00% **
7,402		Great-West Lifeco, Inc (Series E)	176
2,413		Great-West Lifeco, Inc (Series F)	58

		TOTAL INSURANCE CARRIERS	234

TRANSPORTATION EQUIPMENT - 0.19%
31,995	e	Porsche AG.	22,907

		TOTAL TRANSPORTATION EQUIPMENT	22,907

		TOTAL PREFERRED STOCKS	50,760
		(Cost $49,428)

COMMON STOCKS - 98.28%

ADMINISTRATION OF ECONOMIC PROGRAMS - 0.02%
2,384,000	*	SP AusNet	2,317

		TOTAL ADMINISTRATION OF ECONOMIC PROGRAMS	2,317

AGRICULTURAL PRODUCTION-CROPS - 0.37%
2,973,034		Gallaher Group plc	44,787

		TOTAL AGRICULTURAL PRODUCTION-CROPS	44,787

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.02%
64,000		Pilgrim's Pride Corp	2,122

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	2,122

AGRICULTURAL SERVICES - 0.00% **
17,197		Yara International ASA	250

		TOTAL AGRICULTURAL SERVICES	250

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

AMUSEMENT AND RECREATION SERVICES - 0.55%
12,700		Gamesa Corp Tecnologica S.A.	$185
31,622		Harrah's Entertainment, Inc	2,254
209,046		Hilton Group plc	1,305
534,722	e	Intrawest Corp	15,257
776,760		OPAP S.A.	26,662
6,200		Oriental Land Co Ltd	338
3,730		Paddy Power plc	53
249,121	e	Publishing & Broadcasting Ltd	3,012
78,132		Rank Group plc	410
148,100		Sega Sammy Holdings, Inc	4,956
34,589	e	Sky City Entertainment Group Ltd	110
9,940		UNiTAB Ltd	99
1,318,108		William Hill plc	12,118

		TOTAL AMUSEMENT AND RECREATION SERVICES	66,759

APPAREL AND ACCESSORY STORES - 0.28%
36,400		Abercrombie & Fitch Co (Class A)	2,373
33,900		American Eagle Outfitters, Inc	779
7,300		Aoyama Trading Co Ltd	247
42,000		Bebe Stores, Inc	589
45,454		Burberry Group plc	335
69,200	*	Chico's FAS, Inc	3,040
6,900		Fast Retailing Co Ltd	674
20,500		Foot Locker, Inc	484
77,900		Gap, Inc	1,374
123,205		Giordano International Ltd	69
53,011		Hennes & Mauritz AB (B Shs)	1,798
341,769		Inditex S.A.	11,106
84,900	*	Kohl's Corp	4,126
44,700		Limited Brands, Inc	999
24,900		Nishimatsuya Chain Co Ltd	1,146
63,800	*	Payless Shoesource, Inc	1,601
17,888		Ross Stores, Inc	517
29,548		SSL International plc	155
31,100		United Arrows Ltd	1,966

		TOTAL APPAREL AND ACCESSORY STORES	33,378

APPAREL AND OTHER TEXTILE PRODUCTS - 0.12%
5,263		Benetton Group S.p.A.	60
35,000		Gunze Ltd	232
26,300		Jones Apparel Group, Inc	808
14,200		Liz Claiborne, Inc	509
96,000		Mitsubishi Rayon Co Ltd	634
335,000		Nisshinbo Industries, Inc	3,658
20,000	e	Onward Kashiyama Co Ltd	393
28,300		Polo Ralph Lauren Corp	1,589
35,200		Shimamura Co Ltd	4,867

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

19,000		Tokyo Style Co Ltd	$233
107,000		Toyobo Co Ltd	358
11,300		VF Corp	625
27,000	e	Wacoal Holdings Corp	366

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	14,332

AUTO REPAIR, SERVICES AND PARKING - 0.01%
24,400		Aisin Seiki Co Ltd	895
13,100		NOK Corp	355
20,000	e	Sumitomo Rubber Industries, Inc	285

		TOTAL AUTO REPAIR, SERVICES AND PARKING	1,535

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
14,050	*	Advance Auto Parts	610
23,300	*	Autonation, Inc	506
7,300	*	Autozone, Inc	670
17,296	e	Canadian Tire Corp (Class A)	1,030
13,800	*	Carmax, Inc	382
129,000		Jardine Cycle & Carriage Ltd	861
10,500		MOL Magyar Olaj- es Gazipari Rt.	979
166,000		Suzuki Motor Corp	3,073

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	8,111

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.30%
16,480		Fastenal Co	646
17,669		Grafton Group plc	192
456,300		Home Depot, Inc	18,471
227,900		Lowe's Cos, Inc	15,192
27,342	*	RONA, Inc	502
29,500		Sherwin-Williams Co	1,340
14,509		Travis Perkins plc	348

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	36,691

BUSINESS SERVICES - 5.29%
340,300		Accenture Ltd (Class A)	9,824
54	*	Access Co Ltd	1,386
2,369		Acciona S.A.	264
10,873		Adecco S.A. (Regd)	500
852,580		Adobe Systems, Inc	31,511
92,878		Aegis Group plc	195
96,800	*	Affiliated Computer Services, Inc (Class A)	5,729
21,837		Aggreko plc	102
16,300	*	Alliance Data Systems Corp	580
384,600	*	Amdocs Ltd	10,577

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

3,355		Asatsu-DK, Inc	$107
8,015	*	Atos Origin S.A.	526
61,900		Autodesk, Inc	2,659
150,900		Automatic Data Processing, Inc	6,925
23,676	e	Autostrade S.p.A.	566
374,194		Banco Sabadell S.A.	9,781
209,700	*	BEA Systems, Inc	1,971
83,900	*	BMC Software, Inc	1,719
326,321	e	Brambles Industries Ltd	2,422
8,537	e*	Business Objects S.A.	344
46,550	*	Cadence Design Systems, Inc	788
15,898	*	Cap Gemini S.A.	636
248,360		Cendant Corp	4,284
29,500	*	Ceridian Corp	733
14,000		Certegy, Inc	568
62,880	*	CGI Group, Inc (Class A)	501
9,500	*	ChoicePoint, Inc	423
2,135,670		Cintra Concesiones de Infraestructuras de Transporte S.A.	24,612
22,262	*	Citrix Systems, Inc	641
37,464	*	Cognizant Technology Solutions Corp	1,886
20,558	*	Cognos, Inc	714
61,600		Computer Associates International, Inc	1,737
1,001,500	*	Computer Sciences Corp	50,716
399,227		Computershare Ltd	1,988
51,325	*	Compuware Corp	460
32,800	*	Convergys Corp	520
9,600		CSK Holdings Corp	479
10,556		Dassault Systemes S.A.	594
30,265	*	DealerTrack Holdings, Inc	635
14,100		Deluxe Corp	425
150		Dentsu, Inc	488
612,300	*	DST Systems, Inc	36,683
100		eAccess Ltd	71
148,321	*	Earthlink, Inc	1,648
184,373	*	eBay, Inc	7,974
41,454	*	Electronic Arts, Inc	2,168
75,200		Electronic Data Systems Corp	1,808
7,600	*	Elpida Memory, Inc	227
54,000	*	Emdeon Corp	457
67,600		Equifax, Inc	2,570
253,100		Fair Isaac Corp	11,179
63	*	Fidec Corp	497
55,966		First Choice Holidays plc	240
855,400		First Data Corp	36,791
290,175	*	Fiserv, Inc	12,556
59,600	*	Focus Media Holding Ltd	2,013
5,700		Fuji Soft ABC, Inc	191
5,277,300		Fujitsu Ltd	40,151
15,886	e	Getronics NV	213
6,700	*	Getty Images, Inc	598
32,100	*	Google, Inc (Class A)	13,317
123,730		Group 4 Securicor plc	342

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

14,357	e	Gruppo Editoriale L'Espresso S.p.A.	$75
11,300		GTECH Holdings Corp	359
2,600		Hakuhodo DY Holdings, Inc	183
131,928		Hays plc	284
30,200		IMS Health, Inc	753
10,787		Indra Sistemas S.A.	210
30,000		Information Development Co	276
291		Intelligent Wave, Inc	1,181
22,400	*	Intergraph Corp	1,116
39,100	*	Interpublic Group of Cos, Inc	377
271,970	*	Intuit, Inc	14,496
31,821		iSOFT Group plc	213
40,405	*	Juniper Networks, Inc	901
13,600		Konami Corp	299
7,298	*	Lamar Advertising Co	337
168,569		LogicaCMG plc	513
2,580	*	Lottomatica S.p.A	93
7,216		Manpower, Inc	336
35,000	*	McAfee, Inc	950
11,284	*	Mercury Interactive Corp	314
5,237,484		Microsoft Corp	136,960
74,509		Misys plc	305
438,100		NEC Corp	2,724
109,900		Nippon System Development Co Ltd	3,585
34,200		Nomura Research Institute Ltd	4,187
231		NTT Data Corp	1,149
2,100		Obic Co Ltd	462
15,094		Omnicom Group, Inc	1,285
12,998	e*	Open Text Corp	183
717,900	*	Oracle Corp	8,766
7,500	e	Oracle Corp Japan	372
169,956	*	Parametric Technology Corp	1,037
8,850	*	Patni Computer Systems Ltd	205
2,705,000	*	Paxys, Inc	326
420,200		POS Malaysia & Services Holdings Bhd	449
123,000	*	Premiere Global Services, Inc	1,000
6,343		Promotora de Informaciones S.A. (PRISA)	108
8,647		Public Power Corp	188
2,396	e*	Rakuten, Inc	2,314
3,832		Randstad Holdings NV	166
149,947		Rentokil Initial plc	421
179,509		Reuters Group plc	1,327
13,508		Robert Half International, Inc	512
229,650		Sage Group plc	1,017
133,944		SAP AG.	24,198
75		SAP AG. (Spon ADR)	3
17,679		Secom Co Ltd	924
24,493		Securitas AB (B Shs)	406
30,300		ServiceMaster Co	362
358		SGS S.A.	301
117,993		Siebel Systems, Inc	1,248
110,573		Singapore Post Ltd	76

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

551,600	*	Sohu.com, Inc	$10,116
155,878		Solomon Systech International Ltd	65
1,258,838	*	Sun Microsystems, Inc	5,275
49,800	*	Sybase, Inc	1,089
1	*	Symantec Corp	0	^
19,550	*	Synopsys, Inc	392
4,417,017	e*	Telecom Italia Media S.p.A.	2,329
20,045	*	Telelogic AB	51
15,878	e	Tietoenator Oyj	578
6,300		TIS, Inc	194
76,000	e*	Trend Micro, Inc	2,872
61,321	e	TUI AG.	1,251
44,600		UFJ Central Leasing Co Ltd	2,214
49,800	*	Unisys Corp	290
2,800	e	USS Co Ltd	178
18,000		Vedior NV	266
39,193	*	VeriSign, Inc	859
180,664		Waste Management, Inc	5,483
60,906		WM-Data AB (B Shs)	194
2,153,316		WPP Group plc	23,252
980	e	Yahoo! Japan Corp	1,486
226,392	*	Yahoo!, Inc	8,870

		TOTAL BUSINESS SERVICES	640,346

CHEMICALS AND ALLIED PRODUCTS - 9.78%
286,637		Abbott Laboratories	11,302
29,172	*	Agrium, Inc	640
9,026		Air Liquide S.A.	1,730
52,000		Air Products & Chemicals, Inc	3,078
379,600	e	Akzo Nobel NV	17,530
3,900		Alfresa Holdings Corp	182
13,752		Altana AG.	746
964,764	*	Amgen, Inc	76,081
22,001	*	Angiotech Pharmaceuticals, Inc	289
126,600		Asahi Kasei Corp	856
1,319,400		Astellas Pharma, Inc	51,421
716,711		AstraZeneca plc (United Kingdom)	34,808
7,805		Avery Dennison Corp	431
129,991		Avon Products, Inc	3,711
529,711		BASF AG.	40,432
1,391		Beiersdorf AG.	171
80,800	*	Biogen Idec, Inc	3,663
30,023	*	Biovail Corp International	708
60,019		BOC Group plc	1,234
97,678		Boots Group plc	1,015
252,058		Bristol-Myers Squibb Co	5,792
7,000		Cabot Corp	251
89,000		Celanese Corp (Series A)	1,702
25,477	*	Chiron Corp	1,133
49,100	e	Chugai Pharmaceutical Co Ltd	1,052

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

5,573		Ciba Specialty Chemicals AG. (Regd)	$359
20,983		Clariant AG.	308
18,700		Clorox Co	1,064
212,900		Colgate-Palmolive Co	11,678
407,119		CSL Ltd	12,692
35,000		Daicel Chemical Industries Ltd	251
1,313,874		Daiichi Sankyo Co Ltd	25,325
81,000		Dainippon Ink and Chemicals, Inc	351
312,713		Dow Chemical Co	13,703
507,445		DSM NV	20,650
229,800		Du Pont (E.I.) de Nemours & Co	9,767
20,000		Eastman Chemical Co	1,032
16,031		Ecolab, Inc	581
38,500	e	Eisai Co Ltd	1,615
35,160	*	Elan Corp plc	473
160,500		Eli Lilly & Co	9,083
33,000		Engelhard Corp	995
10,600		Estee Lauder Cos (Class A)	355
31,300	*	FMC Corp	1,664
99,600	*	Genentech, Inc	9,213
62,185	*	Genzyme Corp	4,401
107,487	*	Gilead Sciences, Inc	5,657
876,954		GlaxoSmithKline plc	22,116
8,000,000	*	Global Bio-Chem Technology Group Co Ltd Wts	20
7,711		H Lundbeck a/s	159
104,000		Haw Par Corp Ltd	322
15,687		Henkel KGaA	1,573
129,575	*	Hospira, Inc	5,543
57,000	*	Huntsman Corp	982
137,736		Imperial Chemical Industries plc	785
6,608		International Flavors & Fragrances, Inc	221
10,914	*	Invitrogen Corp	727
23,879		Ishihara Sangyo Kaisha Ltd	42
16,200		JSR Corp	425
22,000	e	Kaken Pharmaceutical Co Ltd	171
26,000		Kansai Paint Co Ltd	223
77,700		Kao Corp	2,080
70,000	*	King Pharmaceuticals, Inc	1,184
45,490		Kingboard Chemical Holdings Ltd	123
5,440		Kose Corp	218
58,500		Kuraray Co Ltd	606
121,000		Kyowa Hakko Kogyo Co Ltd	844
21,021		Linde AG.	1,631
4,561	e	Lonza Group AG. (Regd)	278
405,619	e	L'Oreal S.A.	30,047
146,200		Lyondell Chemical Co	3,482
81,238	*	Mayne Pharma Ltd	151
25,200		Mediceo Paltac Holdings Co Ltd	364
31,916	*	Medimmune, Inc	1,118
628,000	d	Merck & Co, Inc	19,977
11,496		Merck KGaA	949
28,744		Methanex Corp	538
39,531	*	Millennium Pharmaceuticals, Inc	383

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

4,557,000		Mitsubishi Chemical Holdings Corp	$28,686
39,000		Mitsubishi Gas Chemical Co, Inc	368
63,000		Mitsui Chemicals, Inc	423
75,000		Monsanto Co	5,815
24,000		Nippon Kayaku Co Ltd	205
17,000		Nippon Shokubai Co Ltd	192
18,000		Nissan Chemical Industries Ltd	256
19,989		Nova Chemicals Corp	664
32,500		Novartis AG. (ADR)	1,706
1,854,539		Novartis AG. (Regd)	97,163
31,561		Novo Nordisk a/s (B Shs)	1,769
4,921		Novozymes a/s	269
1,640		Omega Pharma S.A.	85
205,726		Orica Ltd	3,079
1,942,500		Pfizer, Inc	45,299
24,198	e	Potash Corp of Saskatchewan	1,929
17,400		PPG Industries, Inc	1,007
33,600		Praxair, Inc	1,779
2,416,947		Procter & Gamble Co	139,893
20,175	*	QLT, Inc	129
89,038		Reckitt Benckiser plc	2,935
15,750,000	e*	Rhodia S.A.	33,626
374,598		Roche Holding AG. (Genusscheine)	56,078
78,200		Rohm & Haas Co	3,786
209,041		Sanofi-Aventis	18,247
45,000		Sanofi-Aventis (ADR)	1,976
15,600		Santen Pharmaceutical Co Ltd	431
57,000		Sawai Pharmaceutical Co Ltd	1,937
592,600		Schering-Plough Corp	12,356
30,000	*	Sepracor, Inc	1,548
43,756	e	Serono S.A. (B Shs)	34,761
129,200		Shin-Etsu Chemical Co Ltd	6,863
43,000		Shionogi & Co Ltd	605
30,266		Shiseido Co Ltd	564
94,000		Showa Denko KK	366
16,891		Sigma-Aldrich Corp	1,069
2,082,000		Sumitomo Chemical Co Ltd	14,288
29,053		Sun Pharmaceuticals Industries Ltd	440
408,464		Symbion Health Ltd	1,058
8,857	e	Syngenta AG.	1,099
36,000	e	Taisho Pharmaceutical Co Ltd	674
28,000		Taiyo Nippon Sanso Corp	187
154,700		Takeda Pharmaceutical Co Ltd	8,362
35,000		Tanabe Seiyaku Co Ltd	340
845,000		Teijin Ltd	5,362
1,447,852		Teva Pharmaceutical Industries Ltd (Spon ADR)	62,272
19,822		Tokuyama Corp	255
2,618,364		Toray Industries, Inc	21,341
41,000		Tosoh Corp	180
9,720	e	UCB S.A.	455
369,504		Unilever plc	3,657
53,000	*	Watson Pharmaceuticals, Inc	1,723

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

16,600		Westlake Chemical Corp	$478
1,413,400		Wyeth	65,115
13,136		Zeltia S.A.	91
19,000		Zeon Corp	251

		TOTAL CHEMICALS AND ALLIED PRODUCTS	1,183,949

COAL MINING - 0.16%
912,186	e	BHP Billiton Ltd	15,223
14,300		Consol Energy, Inc	932
74,275	*	International Coal Group, Inc	705
13,300		Massey Energy Co	504
21,100		Peabody Energy Corp	1,739

		TOTAL COAL MINING	19,103

COMMUNICATIONS - 4.42%
235,500		Advanced Info Service PCL	620
11,428	e	Aliant, Inc	302
15,800		Alltel Corp	997
92,000	*	American Tower Corp (Class A)	2,493
6,442		Antena 3 de Television S.A.	153
895,858		AT&T, Inc	21,940
36,182	*	Avaya, Inc	386
97,559	*	BCE, Inc	2,328
31,078	e	Belgacom S.A.	1,010
415,900		BellSouth Corp	11,271
150,466		British Sky Broadcasting plc	1,283
1,342,288		BT Group plc	5,133
380,895		Cable & Wireless plc	780
47,900	*	Cablevision Systems Corp (Class A)	1,124
33,000		CenturyTel, Inc	1,094
320,000		Chunghwa Telecom Co Ltd	553
115,500	*	Cincinnati Bell, Inc	405
544,100		Clear Channel Communications, Inc	17,112
488,946	*	Comcast Corp (Class A)	12,693
47,228	*	Comcast Corp (Special Class A)	1,213
30,700		Commonwealth Telephone Enterprises, Inc	1,037
83,060		Cosmote Mobile Telecommunications S.A.	1,840
91,900	*	Crown Castle International Corp	2,473
399,456	e	Deutsche Telekom AG. (Regd)	6,634
95,800	*	DIRECTV Group, Inc	1,353
137,835	*	EchoStar Communications Corp (Class A)	3,745
74,751		Eircom Group plc	175
36,866	e	Elisa Oyj	681
300,000	e*	Fastweb	13,659
218,098		France Telecom S.A.	5,400
516		Fuji Television Network, Inc	1,298
19,400		Global Payments, Inc	904
81,550	*	Hellenic Telecommunications Organization S.A.	1,732

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

243,000	*	Hutchison Telecommunications International Ltd	$351
935,949	*	IAC/InterActiveCorp	26,497
515,902		ITV plc	996
2,313	*	Jupiter Telecommunications Co	1,844
2,264		KDDI Corp	13,043
22,000	*	Level 3 Communications, Inc	63
26,256	*	Liberty Global, Inc	591
46,756	*	Liberty Global, Inc (Series C)	991
455,700	*	Liberty Media Corp (Class A)	3,586
17,872	*	Marconi Corp plc	119
213,000		Maxis Communications Bhd	473
79,322		Mediaset S.p.A.	837
6,808	e	Mobistar S.A.	538
4,210	*	Modern Times Group AB (B Shs)	175
22,288	*	NII Holdings, Inc (Class B)	974
7,198		Nippon Telegraph & Telephone Corp	32,688
415,673	*	NTL, Inc	28,299
2,555		NTT DoCoMo, Inc	3,897
39,000		Philippine Long Distance Telephone Co (Spon ADR)	1,308
64,985		Portugal Telecom SGPS S.A. (Regd)	655
6,497		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	74
929,279	e	Publicis Groupe S.A.	32,226
218,500	*	Qwest Communications International, Inc	1,235
45,089	e	Rogers Communications, Inc	1,899
5,350,643		Royal KPN NV	53,457
348,948	*	Seat Pagine Gialle S.p.A.	162
1,524,840		SES Global S.A.	26,602
41,895	e	Shaw Communications, Inc	905
1,967,900		Singapore Telecommunications Ltd	3,089
16,114	*	Sky Network Television Ltd	69
322,000		SmarTone Telecommunications Holding Ltd	376
12,250		Societe Television Francaise 1 (T.F.1)	339
3,319	*	Sogecable S.A.	133
2,491,193		Sprint Nextel Corp	58,194
879,000		Starhub Ltd	1,084
7,663		Swisscom AG. (Regd)	2,412
379,000		Taiwan Mobile Co Ltd	331
34,311		TDC a/s	2,048
70,893	e	Tele2 AB (B Shs)	759
176,803	e	Telecom Corp of New Zealand Ltd	724
2,416,211		Telecom Italia S.p.A.	7,011
137,500		Telecom Italia S.p.A. (RNC)	340
374,471		Telefonica S.A.	5,614
67,852		Telekom Austria AG.	1,521
205,121	e	Telenor ASA	2,007
13,501		Telephone & Data Systems, Inc	467
39,414		Telephone and Data Systems, Inc (Non-Vote)	1,420
24,478		Television Broadcasts Ltd	130
301,344		TeliaSonera AB	1,617
600,006		Telstra Corp Ltd	1,730
18,700		TELUS Corp	766
44,412		TELUS Corp (Non-Vote)	1,774

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

19,717	e*	Tiscali S.p.A.	$62
40,800		Tokyo Broadcasting System, Inc	1,106
368		TV Asahi Corp	914
28,100	*	Univision Communications, Inc (Class A)	826
743,300		Verizon Communications, Inc	22,388
666,115		Vivendi Universal S.A.	20,790
15,297,348		Vodafone Group plc	32,959
117,253		Vodafone Group plc (Spon ADR)	2,517
4,886	*	West Corp	206
27,870	*	XM Satellite Radio Holdings, Inc	760

		TOTAL COMMUNICATIONS	534,789

DEPOSITORY INSTITUTIONS - 10.31%
38,000		77 Bank Ltd	288
218,916	e	ABN AMRO Holding NV	5,704
72,428		Allied Irish Banks plc	1,542
34,410		Alpha Bank S.A.	1,003
44,400		AmSouth Bancorp	1,164
216,200	v*	Ashikaga Financial Group, Inc	0	^
15,593		Associated Banc-Corp	508
150,260	e	Australia & New Zealand Banking Group Ltd	2,640
11,633	e	Banca Antonveneta S.p.A.	361
24,356	e	Banca Fideuram S.p.A.	132
507,434		Banca Intesa S.p.A.	2,678
100,093	e	Banca Monte dei Paschi di Siena S.p.A.	466
93,516	e*	Banca Nazionale del Lavoro S.p.A.	307
1,120,683		Banca Popolare di Milano	12,234
34,082		Banche Popolari Unite Scrl	745
279,039		Banco Bilbao Vizcaya Argentaria S.A.	4,963
25,179		Banco BPI S.A. (Regd)	115
161,873		Banco Comercial Portugues S.A. (Regd)	445
2,119,000		Banco de Oro Universal Bank	1,358
8,696		Banco Espirito Santo S.A. (Regd)	140
36,450		Banco Popolare di Verona e Novara Scrl	735
70,467		Banco Popular Espanol S.A.	856
1,040,033		Banco Santander Central Hispano S.A.	13,678
1,180,400		Bank of America Corp	54,475
124,400		Bank of East Asia Ltd	376
83,000	e	Bank of Fukuoka Ltd	710
80,407		Bank of Ireland (London)	1,261
50,000	e	Bank of Kyoto Ltd	604
108,562	e	Bank of Montreal	6,041
355,000		Bank of New York Co, Inc	11,307
217,086	e	Bank of Nova Scotia	8,575
157,000		Bank of Yokohama Ltd	1,284
5,474,318		Barclays plc	57,422
93,800		BB&T Corp	3,931
99,918		BNP Paribas	8,056
307,090		BOC Hong Kong Holdings Ltd	590
73,693	e	Canadian Imperial Bank of Commerce	4,820
174,747		Capitalia S.p.A.	1,008

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

91,000		Chiba Bank Ltd	$763
33,858,000	*	China Construction Bank	11,790
1,454,900		Citigroup, Inc	70,606
16,489		Close Brothers Group plc	257
54,500		Comerica, Inc	3,093
20,456		Commerce Bancorp, Inc	704
2,397,949		Commerzbank AG.	73,598
113,496		Commonwealth Bank of Australia	3,559
15,026		Compass Bancshares, Inc	726
71,937		Credit Agricole S.A.	2,258
57,659		Danske Bank a/s	2,024
357,700		DBS Group Holdings Ltd	3,549
56,135		Depfa Bank plc	827
78,192		Deutsche Bank AG. (Regd)	7,554
60,926	e	Dexia	1,400
101,556		DNB NOR Holding ASA	1,080
24,830		EFG Eurobank Ergasias S.A.	783
9,315	*	Emporiki Bank of Greece S.A.	315
177,073	e	Erste Bank der Oesterreichischen Sparkassen AG.	9,827
73,930		Fifth Third Bancorp	2,789
13,073		Fineco S.p.A.	125
14,800		First Horizon National Corp	569
141,380		Fortis	4,494
217,500		Golden West Financial Corp	14,355
66,000		Gunma Bank Ltd	488
63,973		Hang Seng Bank Ltd	835
1,227,706		HBOS plc	20,929
139,000		Hokuhoku Financial Group, Inc	649
2,036,981		HSBC Holdings plc (United Kingdom)	32,627
196,200		Hudson City Bancorp, Inc	2,378
29,094		Huntington Bancshares, Inc	691
120,769		ICICI Bank Ltd (Spon ADR)	3,478
8,400		Investors Financial Services Corp	309
112,000		Joyo Bank Ltd	666
940,400		JPMorgan Chase & Co	37,324
716,766	e	Julius Baer Holding AG.	50,632
624,600		Kasikornbank PCL (foreign)	1,143
89,500		Keycorp	2,947
30,090	*	Kookmin Bank	2,277
2,157,399		Lloyds TSB Group plc	18,093
8,700		M&T Bank Corp	949
25,100		Marshall & Ilsley Corp	1,080
607,269		Mediobanca S.p.A.	11,554
96,500		Mellon Financial Corp	3,305
11,600		Mercantile Bankshares Corp	655
3,823		Mitsubishi UFJ Financial Group, Inc	51,824
68,000		Mitsui Trust Holdings, Inc	816
9,552		Mizuho Financial Group. Inc	75,749
129,366	e	National Australia Bank Ltd	3,075
36,426	e	National Bank Of Canada	1,881
36,556		National Bank of Greece S.A.	1,552
147,309		National City Corp	4,945

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

2,795,300		National Finance PCL	$914
31,400		New York Community Bancorp, Inc	519
60,000		Nishi-Nippon City Bank Ltd	358
266,154		Nordea Bank AB (Sweden)	2,759
96,300		North Fork Bancorporation, Inc	2,635
293,316		Northern Trust Corp	15,200
746,800		Oversea-Chinese Banking Corp	3,009
21,780		Piraeus Bank S.A.	465
110,500		PNC Financial Services Group, Inc	6,832
57,500		Regions Financial Corp	1,964
595	*	Resona Holdings, Inc	2,394
708,430	e	Royal Bank of Canada	55,072
1,012	*	Royal Bank Of Canada (New York)	79
1,298,925		Royal Bank of Scotland Group plc	39,135
135,024	e	Sanpaolo IMI S.p.A.	2,104
122,000	e	Shinsei Bank Ltd	705
90,000		Shizuoka Bank Ltd	901
49,105		Skandinaviska Enskilda Banken AB (A Shs)	1,009
207,429		Societe Generale (A Shs)	25,421
48,200		Sovereign Bancorp, Inc	1,042
42,400		State Street Corp	2,351
902		Sumitomo Mitsui Financial Group, Inc	9,553
1,423,900		Sumitomo Trust & Banking Co Ltd	14,537
95,505		SunTrust Banks, Inc	6,949
25,000		Suruga Bank Ltd	315
55,706		Svenska Handelsbanken AB (A Shs)	1,379
32,800		Synovus Financial Corp	886
16,100		TCF Financial Corp	437
10,500		TD Banknorth, Inc	305
4,769,320	*	Turkiye Vakiflar Bankasi Tao	25,232
689,034		UBS AG. (Regd)	65,403
5,638,943	e	UniCredito Italiano S.p.A	38,711
37,200		UnionBanCal Corp	2,556
342,000		United Overseas Bank Ltd	3,003
486,200		US Bancorp	14,532
905,915		Wachovia Corp	47,887
1,202,238		Washington Mutual, Inc	52,297
527,600		Wells Fargo & Co	33,149
153,576		Westpac Banking Corp	2,563
14,609		Wing Hang Bank Ltd	105
12,279		Zions Bancorporation	928

		TOTAL DEPOSITORY INSTITUTIONS	1,248,013

EATING AND DRINKING PLACES - 0.42%
39,400		Aramark Corp (Class B)	1,094
9,481	e	Autogrill S.p.A.	129
705,747		Brinker International, Inc	27,284
270,693		Compass Group plc	1,025
59,900		Darden Restaurants, Inc	2,329
66,200		Domino's Pizza, Inc	1,602

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

45,864		Enterprise Inns plc	$739
297,500		McDonald's Corp	10,032
64,129		Mitchells & Butlers plc	460
32,701		Punch Taverns plc	477
9,700		Skylark Co Ltd	154
7,903		Sodexho Alliance S.A.	324
21,000	*	The Cheesecake Factory, Inc	785
11,200		Wendy's International, Inc	619
33,550		Whitbread plc	547
61,000		Yum! Brands, Inc	2,860

		TOTAL EATING AND DRINKING PLACES	50,460

EDUCATIONAL SERVICES - 0.01%
12,730	*	Apollo Group, Inc (Class A)	770
8,000		Benesse Corp	280
9,350	*	Career Education Corp	315

		TOTAL EDUCATIONAL SERVICES	1,365

ELECTRIC, GAS, AND SANITARY SERVICES - 2.53%
128,400	*	AES Corp	2,033
25,504		Alinta Ltd	209
47,000	*	Allegheny Energy, Inc	1,488
57,867		Ameren Corp	2,965
72,200		American Electric Power Co, Inc	2,678
37,815		Australian Gas Light Co Ltd	477
250,613		Caltex Australia Ltd	3,563
26,200		Centerpoint Energy, Inc	337
358,221		Centrica plc	1,567
59,800		Chubu Electric Power Co, Inc	1,424
32,549		Cinergy Corp	1,382
149,594		CLP Holdings Ltd	868
66,500		Consolidated Edison, Inc	3,081
32,800		Constellation Energy Group, Inc	1,889
23,879		Contact Energy Ltd	108
67,300		Dominion Resources, Inc	5,196
54,600		DTE Energy Co	2,358
192,400		Duke Energy Corp	5,281
100,000	*	Dynegy, Inc (Class A)	484
447,256		E.ON AG.	46,103
74,300		Edison International	3,240
54,647		El Paso Corp	665
466,000	e	Electric Power Development Co	15,990
1,802,400		Enagas	33,591
72,773	*	Enbridge, Inc	2,264
78,920		Endesa S.A.	2,068
396,437		Enel S.p.A.	3,103
151,425		Energias de Portugal S.A.	464
37,217		Energy East Corp	849

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

52,992		Entergy Corp	$3,638
144,400		Exelon Corp	7,673
1,095,000		First Philippine Holdings Corp	1,012
171,900		FirstEnergy Corp	8,421
49,002		FPL Group, Inc	2,036
14,835		Gas Natural SDG S.A.	414
16,746		Hokkaido Electric Power Co, Inc	340
300,553		Hong Kong & China Gas Ltd	641
122,500		Hong Kong Electric Holdings Ltd	607
67,202		Iberdrola S.A.	1,830
147,672		International Power plc	607
69,100		Kansai Electric Power Co, Inc	1,484
31,113		Kelda Group plc	413
15,900		KeySpan Corp	567
9,028		Kinder Morgan, Inc	830
32,169		Kyushu Electric Power Co, Inc	698
290,505		National Grid plc	2,835
22,569		NiSource, Inc	471
7,000	*	NRG Energy, Inc	330
638		Oest Elektrizitatswirts (A Shs)	227
169,351	e	Osaka Gas Co Ltd	584
15,667		Pepco Holdings, Inc	350
13,692,879	*	Petronet LNG Ltd	20,018
1,121,043		PG&E Corp	41,613
9,000		Pinnacle West Capital Corp	372
53,900		PPL Corp	1,585
33,467		Progress Energy, Inc	1,470
70,200		Public Service Enterprise Group, Inc	4,561
2,841		Puma AG. Rudolf Dassler Sport	826
33,213		Questar Corp	2,514
38,400	*	Reliant Energy, Inc	396
12,962		Republic Services, Inc	487
60,364	e	RWE AG.	4,454
8,973		SCANA Corp	353
81,561		Scottish & Southern Energy plc	1,420
210,758		Scottish Power plc	1,966
235,000		SembCorp Industries Ltd	387
284,375		Sempra Energy	12,751
28,792		Severn Trent plc	536
80,974	e	Snam Rete Gas S.p.A.	332
4,756		Sociedad General de Aguas de Barcelona S.A.	101
423,500	e*	Sojitz Holdings Corp	2,512
89,600		Southern Co	3,094
12,168	*	Suez S.A.	0	^
82,413	e	Suez S.A.(France)	2,557
36,481		Tohoku Electric Power Co, Inc	742
129,100		Tokyo Electric Power Co, Inc	3,134
189,774		Tokyo Gas Co Ltd	842
42,835	e	TransAlta Corp	932
134,700		TXU Corp	6,761
17,664		Union Fenosa S.A.	655
78,496		United Utilities plc	904

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

17,900	*	Vector Ltd	$32
28,655	e	Veolia Environnement	1,292
8,306		Waste Management NZ Ltd	35
10,000		Western Gas Resources, Inc	471
125,412		Williams Cos, Inc	2,906
21,389		Wisconsin Energy Corp	835
43,400		Xcel Energy, Inc	801

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	306,380

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.13%
2,374,000	*	AAC Acoustic Technology Holdings, Inc	1,454
10,189	*	ADC Telecommunications, Inc	228
2,040,421	*	Advanced Micro Devices, Inc	62,437
103,362	e*	Alcatel S.A.	1,277
26,800		Alps Electric Co Ltd	373
47,300	*	Altera Corp	876
22,586		American Power Conversion Corp	497
14,600		Amphenol Corp (Class A)	646
143,000		Analog Devices, Inc	5,129
6	*	Applied Micro Circuits Corp	0	^
174,209		ARM Holdings plc	362
56,452	e*	ASML Holding NV	1,125
603,000		Asustek Computer, Inc	1,854
63,912	*	ATI Technologies, Inc	1,083
96	*	Atmel Corp	0	^
2,351,893	*	Austar United Communications Ltd	2,044
115,100		Avex Group Holdings, Inc	2,955
935	e	Bang & Olufsen a/s	96
935		Barco NV	70
35,374	*	Broadcom Corp (Class A)	1,668
66,668	*	CCE Spinco, Inc	873
48,607	*	Celestica, Inc	513
315,000	*	Chartered Semiconductor Manufacturing Ltd	246
1,554,645	*	Cisco Systems, Inc	26,616
17,042	*	Comverse Technology, Inc	453
11,200		Cooper Industries Ltd (Class A)	818
28,000	e	Dainippon Screen Manufacturing Co Ltd	234
28,378		Electrolux AB (Series B)	736
60,600		Emerson Electric Co	4,527
7,404,992		EMI Group plc	30,828
8,200	*	Energizer Holdings, Inc	408
11,672,848	e	Ericsson (LM) (B Shs)	40,041
74,000	*	Fairchild Semiconductor International, Inc	1,251
48,600		Fanuc Ltd	4,122
20,763		Fisher & Paykel Appliances Holdings Ltd	49
39,948		Fisher & Paykel Healthcare Corp	103
98,801	*	Flextronics International Ltd	1,031
51,000		Fuji Electric Holdings Co Ltd	270
6,212,800	d	General Electric Co	217,759
4,695		Germanos S.A.	79

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

8,000		Harman International Industries, Inc	$783
490,000		Harris Corp	21,075
12,000		High Tech Computer Corp	225
5,100		Hirose Electric Co Ltd	680
8,585		Hitachi Chemical Co Ltd	227
478,100		Hitachi Ltd	3,220
237,300		Honeywell International, Inc	8,839
71,000		Horiba Ltd	2,045
888,600		Hoya Corp	31,921
482,700	*	Hynix Semiconductor, Inc	16,856
123,100		IBIDEN CO LTD	6,591
125,132	*	Infineon Technologies AG.	1,141
2,332,889		Intel Corp	58,229
7,066		Intracom S.A.	47
408,312	*	JDS Uniphase Corp	964
155,212		Koninklijke Philips Electronics NV	4,806
4,054		Kudelski S.A. (Br)	120
26,700		Kyocera Corp	1,945
36,075		L-3 Communications Holdings, Inc	2,682
11,410	*	LG Electronics, Inc	1,008
43,521		Linear Technology Corp	1,570
51,100	*	LSI Logic Corp	409
5,121,208	*	Lucent Technologies, Inc	13,622
7,400	e	Mabuchi Motor Co Ltd	411
65,376	*	Marvell Technology Group Ltd	3,667
403,700		Matsushita Electric Industrial Co Ltd	7,781
44,000		Matsushita Electric Works Ltd	411
81,083		Maxim Integrated Products, Inc	2,939
212,000		MediaTek, Inc	2,498
28,088		Microchip Technology, Inc	903
159,900	*	Micron Technology, Inc	2,128
3,693	*	Micronas Semiconductor Holdings, Inc	122
28,135		Minebea Co Ltd	150
242,000		Mitsubishi Electric Corp	1,712
2,499,500		Motorola, Inc	56,464
29,200		Murata Manufacturing Co Ltd	1,870
102,300		National Semiconductor Corp	2,658
4,700	e	NEC Electronics Corp	154
44,164	*	Network Appliance, Inc	1,193
103,000	e	NGK Spark Plug Co Ltd	2,225
63,800		Nidec Corp	5,422
102,500		Nitto Denko Corp	7,981
1,623		NKT Holding a/s	74
630,201	e	Nokia Oyj	11,485
944,788	*	Nortel Networks Corp	2,871
390,000	*	Nortel Networks Corp (U.S.)	1,193
93,325	*	Novellus Systems, Inc	2,251
21,042	*	Nvidia Corp	769
39,700		Omron Corp	915
26,298		Onex Corp	426
19,500	e	Pioneer Corp	270
65,000	*	PMC - Sierra, Inc	501

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

12,059	*	QLogic Corp	$392
1,304,338		Qualcomm, Inc	56,191
35,725	*	Research In Motion Ltd	2,347
104,000		Ricoh Co Ltd	1,820
2,963		Rinnai Corp	70
173,000	*	Ritek Corp	58
20,700		Rockwell Collins, Inc	962
27,200		Rohm Co Ltd	2,957
24,032		Samsung Electronics Co Ltd	15,667
23,000		Sanken Electric Co Ltd	371
329,775	*	Sanmina-SCI Corp	1,405
204,000	e	Sanyo Electric Co Ltd	553
27,282		Schneider Electric S.A.	2,425
26,598		Scientific-Atlanta, Inc	1,146
120,300		Sharp Corp	1,829
18,200	*	Silicon Laboratories, Inc	667
228,896	*	Sirius Satellite Radio, Inc	1,534
123,800	e	Sony Corp	5,056
122,700	e	Stanley Electric Co Ltd	1,993
82,751		STMicroelectronics NV	1,481
11,400		Sumco Corp	598
16,000	e	Taiyo Yuden Co Ltd	220
11,534	e	Tandberg ASA	70
1,547,000	*	Tatung Co Ltd	433
17,400		TDK Corp	1,199
46,400		Teleflex, Inc	3,015
36,240	*	Tellabs, Inc	395
99,385		Terna S.p.A.	245
1,048,900		Texas Instruments, Inc	33,638
29,692		Thomson	620
485	e*	Unaxis Holding AG. (Regd)	73
129,767	e	Uniden Corp	2,523
1,384,000		Unimicron Technology Corp	1,955
245		United Microelectronics Corp	0	^
9,252	e	Ushio, Inc	216
7,890		Valeo S.A.	292
73,000		Venture Corp Ltd	606
8,400		Whirlpool Corp	704
959		Wintek Corp	2
45,633		Xilinx, Inc	1,150
22,000	e	Yaskawa Electric Corp	222

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	862,680

ENGINEERING AND MANAGEMENT SERVICES - 0.16%
42,239		Amec plc	249
54,093		Balfour Beatty plc	331
54,905		Capita Group plc	393
51,088	*	Celgene Corp	3,310
22,950		Downer EDI Ltd	121
48,100		Fluor Corp	3,716

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

1,700	*	Hewitt Associates, Inc	$48
26,000		JGC Corp	495
2,923		Meitec Corp	95
98,200		Moody's Corp	6,031
3,300	e	Nichii Gakkan Co	84
50,438		Paychex, Inc	1,923
3,481	*	Punj Lloyd Ltd	54
22,400		Quest Diagnostics, Inc	1,153
2,836		SBM Offshore NV	228
24,293		SembCorp Logistics Ltd	25
38,724		Serco Group plc	209
12,085		SNC-Lavalin Group, Inc	789
475,000	*	STATS ChipPAC Ltd	317

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	19,571

FABRICATED METAL PRODUCTS - 0.16%
72,743	e	Amcor Ltd	399
10,559		Ball Corp	419
60,000	*	Crown Holdings, Inc	1,172
439		Geberit AG. (Regd)	346
81,900		Illinois Tool Works, Inc	7,206
34,000		JS Group Corp	680
32,000		Sanwa Shutter Corp	197
5,995		Ssab Svenskt Stal AB (Series A)	218
1,362,000		Sumitomo Precision Products Co Ltd	8,770
6,111		Takuma Co Ltd	41
13,454		Toyo Seikan Kaisha Ltd	219

		TOTAL FABRICATED METAL PRODUCTS	19,667

FOOD AND KINDRED PRODUCTS - 3.17%
95,000		Ajinomoto Co, Inc	971
168,400		Anheuser-Busch Cos, Inc	7,234
173,700		Archer Daniels Midland Co	4,283
3,600		Ariake Japan Co Ltd	89
49,400		Asahi Breweries Ltd	602
24,200		Bunge Ltd	1,370
294,497		Cadbury Schweppes plc	2,778
44,600		Campbell Soup Co	1,328
3,448		Carlsberg a/s (Class B)	184
11,920		Coca Cola Hellenic Bottling Co S.A.	350
55,838		Coca-Cola Amatil Ltd	316
546,800		Coca-Cola Co	22,042
22,000		Coca-Cola Enterprises, Inc	422
7,200		Coca-Cola West Japan Co Ltd	168
64,200		ConAgra Foods, Inc	1,302
93,400	*	Constellation Brands, Inc (Class A)	2,450
13,347	*	Cott Corp	197
87,624		CSR Ltd	224
4,736		Danisco a/s	361

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

2,023,459		Diageo plc	$29,267
1,593	e	East Asiatic Co Ltd a/s	150
7,008		Ebro Puleva S.A.	116
867,500		General Mills, Inc	42,785
552		Givaudan S.A. (Regd)	373
12,883		Greencore Group plc	51
27,446		Groupe Danone	2,857
42,100		H.J. Heinz Co	1,420
23,695		Heineken NV	748
79,000	*	Hercules, Inc	893
21,500		Hershey Co	1,188
24,100		House Foods Corp	365
8,797		Iaws Group plc	126
810,785	e	InBev NV	35,165
3,800	e	Ito En Ltd	227
181,337		J Sainsbury plc	981
6,398,000		JG Summit Holdings	416
504,000		J-Oil Mills, Inc	2,592
458,695		Kaneka Corp	5,538
20,800		Katokichi Co Ltd	142
30,800		Kellogg Co	1,331
10,847		Kerry Group plc (Class A)	239
29,000		Kibun Food Chemifa Co Ltd	677
55,000		Kikkoman Corp	534
112,700	e	Kirin Brewery Co Ltd	1,313
56,400		Kraft Foods, Inc (Class A)	1,587
384,900		Kuala Lumpur Kepong Bhd	855
9,896		McCormick & Co, Inc (Non-Vote)	306
36,000		Meiji Dairies Corp	182
68,000		Meiji Seika Kaisha Ltd	361
57	*	Molson Coors Brewing Co (Class B) (Canada)	4
189,806		Nestle S.A. (Regd)	56,598
38,000		Nichirei Corp	158
21,000	e	Nippon Meat Packers, Inc	220
45,300		Nisshin Seifun Group, Inc	478
40,700		Nissin Food Products Co Ltd	1,176
206,000		Olam International Ltd	187
23,900		PepsiAmericas, Inc	556
1,495,600		PepsiCo, Inc	88,360
74,182		Pernod-Ricard S.A.	12,898
2,129,000		Petra Foods Ltd	1,383
49,500		Q.P. Corp	441
422,035	e*	Royal Numico NV	17,413
939,566		Sampo Oyj (A Shs)	16,314
38,000	e	Sapporo Holdings Ltd	213
10,113		Saputo, Inc	294
97,500		Sara Lee Corp	1,843
116,002		Scottish & Newcastle plc	969
28,910	e	Suedzucker AG.	676
80,735		Swire Pacific Ltd (A Shs)	725
17,000	e	Takara Holdings, Inc	101
74,549		Tate & Lyle plc	721

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

10,000		Toyo Suisan Kaisha Ltd	$161
27,600		Tyson Foods, Inc (Class A)	472
1,598,000		Universal Robina Corp	588
32,027		Want Want Holdings Ltd	32
16,400		Wrigley (Wm.) Jr Co	1,090
13,600	e	Yakult Honsha Co Ltd	282
27,000		Yamazaki Baking Co Ltd	220

		TOTAL FOOD AND KINDRED PRODUCTS	384,029

FOOD STORES - 0.82%
111,200		Albertson's, Inc	2,374
65,289		Carrefour S.A.	3,048
104,200		Coles Myer Ltd	781
1,315		Colruyt S.A.	181
5,883		Delhaize Group	383
8,000		FamilyMart Co Ltd	271
11,333		George Weston Ltd	837
3,127		Jeronimo Martins SGPS S.A.	47
171,996	*	Koninklijke Ahold NV	1,284
1,884,761	*	Kroger Co	35,584
7,300		Lawson, Inc	301
25,529		Loblaw Cos Ltd	1,232
203,480		Seven & I Holdings Co Ltd	8,706
167,042	*	Starbucks Corp	5,013
6,417,687		Tesco plc	36,523
507		Valora Holding AG.	98
16,776		Whole Foods Market, Inc	1,298
99,202	e	Woolworths Ltd	1,226

		TOTAL FOOD STORES	99,187

FORESTRY - 0.03%
48,000		Weyerhaeuser Co	3,184

		TOTAL FORESTRY	3,184

FURNITURE AND FIXTURES - 0.05%
8,400		Hillenbrand Industries, Inc	415
23,500		Johnson Controls, Inc	1,713
18,700		Leggett & Platt, Inc	429
55,800		Masco Corp	1,685
49,258		MFI Furniture plc	68
4,011		Neopost S.A.	401
33,000		Newell Rubbermaid, Inc	785

		TOTAL FURNITURE AND FIXTURES	5,496

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

FURNITURE AND HOMEFURNISHINGS STORES - 0.29%
368,024	*	Bed Bath & Beyond, Inc	$13,304
126,650		Best Buy Co, Inc	5,507
78,800	e	Culture Convenience Club Co Ltd	3,238
246,733		DSG International plc	694
67,302		Kesa Electricals plc	300
5,700	*	Mohawk Industries, Inc	496
1,545		Nitori Co Ltd	144
14,100		RadioShack Corp	296
6,700		Shimachu Co Ltd	203
388	*	Waterford Wedgwood plc (Units)	0	^
12,400	*	Williams-Sonoma, Inc	535
79,900	e	Yamada Denki Co Ltd	9,992

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	34,709

GENERAL BUILDING CONTRACTORS - 0.96%
40,747		Barratt Developments plc	690
15,300		Beazer Homes USA, Inc	1,114
22,205		Bellway plc	430
13,694	*	Berkeley Group Holdings plc	261
281,800		Centex Corp	20,146
44,419		CRH plc	1,301
10,000		Daito Trust Construction Co Ltd	517
67,000		Daiwa House Industry Co Ltd	1,047
593,366		DR Horton, Inc	21,201
50,117		George Wimpey plc	413
884,000	e*	Haseko Corp	3,408
7,977		Hellenic Technodomiki Tev S.A.	51
13,545	e	Hochtief AG.	604
3,177	e	Imerys S.A.	229
861,600	e	Kajima Corp	4,949
17,800		KB Home	1,293
11,293		Leighton Holdings Ltd	148
36,900		Lennar Corp (Class A)	2,252
237,000		New World Development Ltd	326
2,100	*	NVR, Inc	1,474
1,750,000		Obayashi Corp	12,884
40,622		Persimmon plc	877
48,900		Pulte Homes, Inc	1,925
37,982		Sekisui Chemical Co Ltd	257
93,000		Sekisui House Ltd	1,169
1,666,000		Shanghai Forte Land Co	569
74,000		Shimizu Corp	544
7,184,300	e	Taisei Corp	32,565
97,341		Taylor Woodrow plc	636
6,583		Technical Olympic S.A.	37
4,756		Titan Cement Co S.A.	194
26,000		Toda Corp	143
34,600	*	Toll Brothers, Inc	1,199
6,400	*	William Lyon Homes, Inc	646

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

5,146		YIT-Yhtyma Oyj	$219

		TOTAL GENERAL BUILDING CONTRACTORS	115,718

GENERAL MERCHANDISE STORES - 1.02%
82,100		Aeon Co Ltd	2,087
123,482		Costco Wholesale Corp	6,109
27,000		Daimaru, Inc	389
62,300		Dollar General Corp	1,188
13,900		Family Dollar Stores, Inc	345
58,698		Federated Department Stores, Inc	3,893
14,000		Hankyu Department Stores, Inc	122
16,122	e	Hudson's Bay Co	204
21,790	*	Hyundai Department Store Co Ltd	1,845
284,200		Isetan Co Ltd	6,056
93,000		JC Penney Co, Inc	5,171
81,000		Keio Electric Railway Co Ltd	484
307,693		Kingfisher plc	1,253
209,000	e	Kintetsu Corp	836
207,471		Marks & Spencer Group plc	1,799
40,000	e	Marui Co Ltd	785
55,000	e	Mitsukoshi Ltd	359
271,088	e	Pinault-Printemps-Redoute S.A.	30,425
2,635	*	Shinsegae Co Ltd	1,155
74,541	v*	Sonae SGPS S.A.	35
74,541		Sonae SPGS S.A.	104
36,000	e	Takashimaya Co Ltd	575
208,933		Target Corp	11,485
165,700		TJX Cos, Inc	3,849
20,000		UNY Co Ltd	315
898,996		Wal-Mart Stores, Inc	42,073
11,389		Warehouse Group Ltd	27

		TOTAL GENERAL MERCHANDISE STORES	122,968

HEALTH SERVICES - 1.75%
664,000		AmerisourceBergen Corp	27,490
62,939	*	Capio AB	1,119
477,300	*	Caremark Rx, Inc	24,719
3,239	e	Coloplast a/s (B Shs)	200
78,700	*	Coventry Health Care, Inc	4,483
24,700	*	DaVita, Inc	1,251
498,736	e	DCA Group Ltd	1,456
240,846	*	Express Scripts, Inc	20,183
61,000		Fraser and Neave Ltd	679
11,558	e	Fresenius Medical Care AG.	1,213
11,791		Gambro AB	128
22,274		Gambro AB	243
19,195	e	Getinge AB (B Shs)	264
818,800		HCA, Inc	41,349

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

1,710,800		Health Management Associates, Inc (Class A)	$37,569
13,131		Intertek Group plc	157
34,500	*	Kindred Healthcare, Inc	889
17,100	*	Laboratory Corp of America Holdings	921
909,500	*	Lincare Holdings, Inc	38,117
31,292		MDS, Inc	539
54,000	*	Medco Health Solutions, Inc	3,013
1,159,000		Parkway Holdings Ltd	1,471
135,043		Sonic Healthcare Ltd	1,466
1,127		Straumann Holding AG.	260
208,500	*	Tenet Healthcare Corp	1,597
24,600	*	Triad Hospitals, Inc	965
10,000		Universal Health Services, Inc (Class B)	468

		TOTAL HEALTH SERVICES	212,209

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.86%
18,185		Abertis Infraestructuras S.A.	456
20,458		ACS Actividades Cons y Servicios S.A.	657
8,231	*	Autoroutes du Sud de La France	486
41,896	e	Bouygues S.A.	2,041
264,000		Chiyoda Corp	6,062
3,785		Fomento de Construcciones y Contratas S.A.	214
5,228		Grupo Ferrovial S.A.	361
52,055		Multiplex Group	120
39,000	e	Nishimatsu Construction Co Ltd	160
26,000		Okumura Corp	146
37,169		Skanska AB (B Shs)	565
147	v*	Sociedad General de Aguas de Barcelona S.A. (Class A)	3
2,019	*	Societe des Autoroutes du Nord et de l'Est de la France	136
555,000	e	Tokyu Corp	3,922
72,207	e	Transurban Group	349
1,029,093	e	Vinci S.A.	88,187

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	103,865

HOLDING AND OTHER INVESTMENT OFFICES - 1.09%
83,122		3i Group plc	1,209
415,900		Allied Capital Corp	12,215
35,000		American Home Mortgage Investment Corp	1,140
95,587		Amvescap plc	725
9,200		Apartment Investment & Management Co (Class A)	348
26,800		Archstone-Smith Trust	1,123
9,300		AvalonBay Communities, Inc	830
21,000		Boston Properties, Inc	1,557
51,583	e	Brookfield Asset Management, Inc	2,588
432,800		CapitaMall Trust	583
135,265		CFS Gandel Retail Trust	198
2,171	v	CFS Gandel Retail Trust	3
3,718,000		Cheung Kong Infrastructure Holdings Ltd	11,700

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

636,000		China Merchants Holdings International Co Ltd	$1,382
34,724		CI Financial, Inc	743
182,930		Commonwealth Property Office Fund	171
8,849		Crescent Real Estate Equities Co	175
75,000		Deerfield Triarc Capital Corp	1,028
10,600		Developers Diversified Realty Corp	498
15,972		Duke Realty Corp	533
106,100		Equity Office Properties Trust	3,218
68,200		Equity Residential	2,668
6,368		Fabege AB	121
94,920		General Growth Properties, Inc	4,460
154,329		GPT Group	464
59,690		Great Portland Estates plc	440
130,127		Groupe Bruxelles Lambert S.A.	12,717
43,802	e	Harvey Norman Holdings Ltd	94
12,400		Health Care Property Investors, Inc	317
52,061		Hopewell Holdings	131
41,300		Host Marriott Corp	783
95,378		ING Industrial Fund	156
36,400		iStar Financial, Inc	1,298
4,100		Jafco Co Ltd	366
124		Japan Prime Realty Investment Corp	348
46		Japan Real Estate Investment Corp	379
50		Japan Retail Fund Investment Corp	388
65,000		JFE Holdings, Inc	2,181
20,500		Kimco Realty Corp	658
63,100		Kiwi Income Property Trust	55
41,315		KKR Financial Corp	991
73,868		Land Securities Group plc	2,109
16,500		Liberty Property Trust	707
32,912		London Stock Exchange plc	350
28,479		LVMH Moet Hennessy Louis Vuitton S.A.	2,521
6,000		Macerich Co	403
24,600		Mack-Cali Realty Corp	1,063
29,519		Macquarie Communications Infrastructure Group	123
1,441,064		Macquarie Infrastructure Group	3,763
39,755		Man Group plc	1,304
11,875	*	Meinl European Land Ltd	209
29,600		Newcastle Investment Corp	736
53	e	Nippon Building Fund, Inc	447
3,076		Nobel Biocare Holding AG.	674
5,092,534		Noble Group Ltd	3,920
14		Nomura Real Estate Office Fund, Inc	100
10		NTT Urban Development Corp	66
24,800		Plum Creek Timber Co, Inc	894
39,000		Prologis	1,822
5,402		PSP Swiss Property AG.	234
32,100		Public Storage, Inc	2,174
9,093		Sacyr Vallehermoso S.A.	221
93,039	e	SCOR	200
36,700		Simon Property Group, Inc	2,812
2,841,000		SM Prime Holdings	423

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

123,900	e	Softbank Corp	$5,228
6,083	v	Stockland	29
106,009		Stockland Trust Group	505
513,000		Suntec Real Estate Investment Trust	333
903,600	*	Telewest Global, Inc	21,524
73,200		Trizec Properties, Inc	1,678
48,300		Vornado Realty Trust	4,032
130,000		Wharf Holdings Ltd	459

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	132,045

HOTELS AND OTHER LODGING PLACES - 0.60%
638,641		Accor S.A.	34,999
15,800		Choice Hotels International, Inc	660
16,272	e*	Fairmont Hotels & Resorts, Inc	685
5,243		Four Seasons Hotels, Inc	260
240,700		Genting Bhd	1,363
45,600		Hilton Hotels Corp	1,099
1,590,500		Hongkong & Shanghai Hotels	1,744
853,478		Hyatt Regency S.A.	10,752
54,733		Intercontinental Hotels Group plc	789
24,100		Marriott International, Inc (Class A)	1,614
16,000	*	MGM Mirage	587
8,668,400		Minor International PCL	1,364
6,435		NH Hoteles S.A.	100
158,000		Overseas Union Enterprise Ltd	1,036
1,236,000		Shangri-La Asia Ltd	2,064
52,400		Starwood Hotels & Resorts Worldwide, Inc	3,346
863,392		TABCORP Holdings Ltd	9,861
302,200		United Overseas Land Ltd	456
6,200	*	Wynn Resorts Ltd	340

		TOTAL HOTELS AND OTHER LODGING PLACES	73,119

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.40%
174,350		3M Co	13,512
246,563	*	ABB Ltd	2,385
4,993,000		Acer, Inc	12,542
7,862		Alfa Laval AB	170
43,000		Amada Co Ltd	379
5,155		Amano Corp	98
93,000		American Standard Cos, Inc	3,715
754		Andritz AG.	83
256,007	*	Apple Computer, Inc	18,404
1,929,679		Applied Materials, Inc	34,618
14,359		ASM Pacific Technology Ltd	81
27,808		Atlas Copco AB (A Shares)	618
20,703		Atlas Copco AB (B Shares)	412
41,400		Black & Decker Corp	3,600
103,500		Canon, Inc	6,051

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

24,200	e	Casio Computer Co Ltd	$405
86,600		Caterpillar, Inc	5,003
7,755		CDW Corp	446
511		Chi Mei Optoelectronics Corp	1
188,457	e	Citizen Watch Co Ltd	1,565
517,000		Compal Electronics, Inc	466
147,371	*	Cooper Cameron Corp	6,101
31,600		Daikin Industries Ltd	924
82,500		Deere & Co	5,619
1,118,837	*	Dell, Inc	33,554
68,400		Dover Corp	2,770
471,317	*	Dresser-Rand Group, Inc	11,396
73,600		Eaton Corp	4,938
35,000	e	Ebara Corp	189
1,645,700	*	EMC Corp	22,414
81,400	*	Emulex Corp	1,611
143,300		Fuji Photo Film Co Ltd	4,735
7,800		Glory Ltd	132
14,820		Heidelberger Druckmaschinen	565
2,038,058		Hewlett-Packard Co	58,350
20,400	e	Hikari Tsushin, Inc	1,918
11,700	e	Hitachi Construction Machinery Co Ltd	273
45,967		IMI plc	397
86,600		Ingersoll-Rand Co Ltd	3,496
553,120	d	International Business Machines Corp	45,466
72,600		International Game Technology	2,235
1,425,000		Inventec Co Ltd	961
1,095,000	e*	Ishikawajima-Harima Heavy Industries Co Ltd	3,460
4,500		Itochu Techno-Science Corp	215
55,100	*	Jabil Circuit, Inc	2,044
3,476,000		Japan Steel Works Ltd	19,260
457,000		Komatsu Ltd	7,554
4,849		Komori Corp	89
74,100		Konica Minolta Holdings, Inc	754
580,000		Kubota Corp	4,870
15,000	e	Kurita Water Industries Ltd	285
43,484	*	Lam Research Corp	1,552
15,400	*	Lexmark International, Inc	690
8,306	e*	Logitech International S.A. (Regd)	389
19,500		Makita Corp	479
54,817		Meggitt plc	341
11,174		Metso Oyj	305
388,000		Mitsubishi Heavy Industries Ltd	1,709
86,000	e	Mitsui Engineering & Shipbuilding Co Ltd	280
9,900	e	Mitsumi Electric Co Ltd	112
63,200		Modec, Inc	1,992
255,000	e	Nippon Electric Glass Co Ltd	5,563
49,000	e	NTN Corp	387
6,505		OCE NV	94
65,900	e	Oki Electric Industry Co Ltd	241
119,600		Pall Corp	3,212
49,100		Parker Hannifin Corp	3,239

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

8,900		Pentair, Inc	$307
409,000		Quanta Computer, Inc	574
22,700		Rockwell Automation, Inc	1,343
15,424,788		Rolls-Royce Group plc	27
54,372	e	Safran S.A.	1,296
60,381	*	SanDisk Corp	3,793
20,810		Sandvik AB	968
9,299		Scania AB	336
174,600		Seagate Technology	3,490
26,262	v*	Seagate Technology, Inc (Escrow)	0	^
19,300		Seiko Epson Corp	485
2,414,000	*	Shanghai Electric Group Co Ltd	825
514		SIG Holding AG.	112
32,750		SKF AB	459
31,800		SMC Corp	4,540
19,328		Smith International, Inc	717
432,000	*	Solectron Corp	1,581
9,700		SPX Corp	444
10,000		Stanley Works	480
427		Sulzer AG. (Regd)	226
68,000		Sumitomo Heavy Industries Ltd	570
30,400		Symbol Technologies, Inc	390
67,231		Technip S.A.	4,029
98,000		Techtronic Industries Co	233
9,100	e	THK Co Ltd	238
62,300		Tokyo Electron Ltd	3,911
14,782	e	Tomra Systems ASA	106
798,000	e	Toshiba Corp	4,760
21,000		Toyota Tsusho Corp	477
17,500	*	Varian Medical Systems, Inc	881
21,102	e*	Vestas Wind Systems a/s	345
5,895	e	Wartsila Oyj (B Shs)	174
5,724		Wincor Nixdorf AG.	603
37,000	e	Yokogawa Electric Corp	630

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	411,064

INSTRUMENTS AND RELATED PRODUCTS - 3.23%
146,100	e	Advantest Corp	14,718
10,900	*	Affymetrix, Inc	520
898,500	*	Agilent Technologies, Inc	29,911
11,000		Allergan, Inc	1,188
7,953		Anritsu Corp	45
120,700		Applera Corp (Applied Biosystems Group)	3,206
13,800		Bard (C.R.), Inc	910
6,700		Bausch & Lomb, Inc	455
190,500		Baxter International, Inc	7,172
13,800		Beckman Coulter, Inc	785
94,500		Becton Dickinson & Co	5,678
31,174		Biomet, Inc	1,140
1,835,500	*	Boston Scientific Corp	44,951

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

25,636		Cochlear Ltd	$860
31,400		Cooper Cos, Inc	1,611
61,000		Danaher Corp	3,403
13,257		Dentsply International, Inc	712
36,000		Eastman Kodak Co	842
11,886		Elekta AB	176
1,220,613	e	Finmeccanica S.p.A.	23,540
37,800	*	Fisher Scientific International, Inc	2,338
27,784		GN Store Nord	362
71,400		Guidant Corp	4,623
665,917	*	Invensys plc	212
1,498,607		Johnson & Johnson	90,066
18,051		Keyence Corp	5,131
27,090		Kla-Tencor Corp	1,336
11,345		Luxottica Group S.p.A.	287
794,200		Medtronic, Inc	45,722
129,000	e	Nikon Corp	2,034
400,943	e	Olympus Corp	10,531
455,000		Optimax Technology Corp	777
15,718,000		PCCW Ltd	9,680
6,103		Phonak Holding AG.	262
336,600		Pitney Bowes, Inc	14,221
17,741	e*	Qiagen NV	208
150,829		Smith & Nephew plc	1,387
80,000	*	St. Jude Medical, Inc	4,016
34,300		Stryker Corp	1,524
3,690		Swatch Group AG. (Br)	546
5,201		Synthes, Inc	583
24,300	*	Teradyne, Inc	354
162,200		Terumo Corp	4,796
798,400	*	Thermo Electron Corp	24,056
466,774	*	TomTom	15,967
38,400	*	Waters Corp	1,452
6,824	e*	William Demant Holding	376
280,400	*	Xerox Corp	4,108
32,700	*	Zimmer Holdings, Inc	2,205

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	390,983

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
892,725		AON Corp	32,094
38,100		Hartford Financial Services Group, Inc	3,272
200		Hilb Rogal & Hobbs Co	8
241,500		Marsh & McLennan Cos, Inc	7,670
37,542		MLP AG.	776
83		Promina Group Ltd	0	^
350,707	e	QBE Insurance Group Ltd	5,042
229,557		Suncorp-Metway Ltd	3,376

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	52,238

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

INSURANCE CARRIERS - 6.96%
86,700		ACE Ltd	$4,633
122,900		Aetna, Inc	11,591
523,266		Aflac, Inc	24,290
35,049		Alleanza Assicurazioni S.p.A	432
388,424	e	Allianz AG. (Regd)	58,618
101,800		Allstate Corp	5,504
13,900		Ambac Financial Group, Inc	1,071
1,310,822		American International Group, Inc	89,437
18,700		AmerUs Group Co	1,060
550,008	e	AMP Ltd	3,103
50,000		Aspen Insurance Holdings Ltd	1,183
113,570	e	Assicurazioni Generali S.p.A.	3,955
307,872		Aviva plc	3,726
466,363		AXA Asia Pacific Holdings Ltd	1,738
721,163	e	AXA S.A.	23,189
258,741		Challenger Financial Services Group Ltd	769
397,400		Chubb Corp	38,806
36,000		Cigna Corp	4,021
20,221		Cincinnati Financial Corp	903
21	*	CNA Financial Corp	1
2,871		CNP Assurances	226
8,904		Corp Mapfre S.A.	146
972,190	e	Credit Suisse Group	49,423
8,000		Everest Re Group Ltd	803
4,126	e	Fairfax Financial Holdings Ltd	593
371,771		FBD Holdings plc	16,076
514,500		Fidelity National Financial, Inc	18,928
1,265		Fidelity National Title Group, Inc	31
10,600		First American Corp	480
269,809		Friends Provident plc	878
1,187,957		Genworth Financial, Inc	41,079
55,899	e	Great-West Lifeco, Inc	1,469
19,000		HCC Insurance Holdings, Inc	564
55,000	*	Health Net, Inc	2,835
1,876,889		ING Groep NV	64,867
132,082		Insurance Australia Group Ltd	525
39,854		IPC Holdings Ltd	1,091
22,391		Irish Life & Permanent plc	456
29,900		Jefferson-Pilot Corp	1,702
181,883		KBC Groep NV	16,874
70,800		Lincoln National Corp	3,755
50,300		Loews Corp	4,771
189,085	e	Manulife Financial Corp	11,051
225,037		MBIA, Inc	13,538
21,724	e	Mediolanum S.p.A.	143
845,275		Metlife, Inc	41,418
207,600		MGIC Investment Corp	13,664
364		Millea Holdings, Inc	6,260
393,500		Mitsui Sumitomo Insurance Co Ltd	4,811
27,481		Muenchener Rueckver AG. (Regd)	3,708
22,800		Old Republic International Corp	599

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

37,000		PartnerRe Ltd	$2,430
29,930		Platinum Underwriters Holdings Ltd	930
12,000		PMI Group, Inc	493
70,509	e	Power Corp Of Canada	1,911
53,769	e	Power Financial Corp	1,537
40,800		Principal Financial Group	1,935
24,100		Progressive Corp	2,814
618,200		Prudential Financial, Inc	45,246
1,888,118		Prudential plc	17,828
141,700		Radian Group, Inc	8,302
11,687		RenaissanceRe Holdings Ltd	515
29,568		Resolution plc	329
384,852		Royal & Sun Alliance Insurance Group plc	831
16,418		Safeco Corp	928
8,508		Samsung Fire & Marine Insurance Co Ltd	1,077
607		Schindler Holding AG. (Pt Cert)	240
273,696	e	Skandia Forsakrings AB	1,637
108,000		Sompo Japan Insurance, Inc	1,459
1,067,501		St. Paul Travelers Cos, Inc	47,685
47,296		Storebrand ASA	407
128,878	e	Sun Life Financial, Inc	5,156
38,578	e	Swiss Reinsurance Co (Regd)	2,816
41,500		T&D Holdings, Inc	2,750
2,333	*	Topdanmark a/s	202
12,000		Torchmark Corp	667
323,490		UnitedHealth Group, Inc	20,102
87,400		UnumProvident Corp	1,988
59,200		W.R. Berkley Corp	2,819
739,651	*	WellPoint, Inc	59,017
20,600		XL Capital Ltd (Class A)	1,388
45,900		Zenith National Insurance Corp	2,117
17,913	e	Zurich Financial Services AG.	3,806

		TOTAL INSURANCE CARRIERS	842,156

LEATHER AND LEATHER PRODUCTS - 0.24%
133,508		Adidas-Salomon AG.	25,197
117,200	*	Coach, Inc	3,908
1,000		Hermes International	249
40,249		Yue Yuen Industrial Holdings	112

		TOTAL LEATHER AND LEATHER PRODUCTS	29,466

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
27,332		Brisa-Auto Estradas de Portugal S.A.	231
331,000		ComfortDelgro Corp Ltd	318
83,000	e	Keihin Electric Express Railway Co Ltd	654
41,000	e	Keisei Electric Railway Co Ltd	280
541,000		SMRT Corp Ltd	351
142,000	e	Tobu Railway Co Ltd	744

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	2,578

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

LUMBER AND WOOD PRODUCTS - 0.00% **
20,026	*	Canfor Corp	$230

		TOTAL LUMBER AND WOOD PRODUCTS	230

METAL MINING - 0.92%
19,810		Agnico-Eagle Mines Ltd	390
96,395		Alumina Ltd	525
2,438,000	*	Atlas Consolidated Mining & Development	267
115,498	e	Barrick Gold Corp (New York)	3,204
1,045	*	Barrick Gold Corp (U.S.)	29
45,140		Cameco Corp	2,851
64,594	e	Falconbridge Ltd	1,908
182,800		Freeport-McMoRan Copper & Gold, Inc (Class A)	9,835
32,916	*	Glamis Gold Ltd	901
74,015	e	Goldcorp, Inc	1,641
19,290		Iluka Resources Ltd	111
303,189	*	Inco Ltd	13,107
48,000	e*	Inco Ltd	2,091
55,181	*	Ivanhoe Mines Ltd	394
143,008	e	Jubilee Mines NL	789
86,424	*	Kinross Gold Corp	795
22,040	*	Meridian Gold, Inc	481
32,200	*	MMC Norilsk Nickel	3,059
7,200	*	MMC Norilsk Nickel (ADR)	683
32,913		Newcrest Mining Ltd	587
536,000		Newmont Mining Corp	28,622
233,439	*	Paladin Resources Ltd	338
48,300		Phelps Dodge Corp	6,949
102,287	*	Placer Dome, Inc	2,331
23,529	e	Rio Tinto Ltd	1,191
437,402		Rio Tinto plc	19,937
45,028	e	Teck Cominco Ltd (Class B)	2,392
2,003		Umicore	235
2,760,000		Zijin Mining Group Co Ltd (Class H)	1,219
799,944		Zinifex Ltd	4,037

		TOTAL METAL MINING	110,899

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.32%
3,191		Aderans Co Ltd	96
5,915	e	Amer Sports Oyj	110
458,145		Anglo American plc	15,565
254,972	e	Aristocrat Leisure Ltd	2,304
12,321		Bulgari S.p.A.	137
16,600		Fortune Brands, Inc	1,295
34,200		Hasbro, Inc	690
41,600		Mattel, Inc	658
80,950	e	Namco Bandai Holdings, Inc	1,183
15,500		Nintendo Co Ltd	1,871

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

1,300		Sankyo Co Ltd	$75
498,270		Tyco International Ltd	14,380
22,500		Yamaha Corp	374

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	38,738

MISCELLANEOUS RETAIL - 1.19%
46,372	*	Amazon.com, Inc	2,186
109,900		Barnes & Noble, Inc	4,689
5,900		Circle K Sunkus Co Ltd	150
568,623		Compagnie Financiere Richemont AG. (Units) (A Shs)	24,679
176,000		CVS Corp	4,650
6,660		DCC plc	142
1,206,500		Dickson Concepts International Ltd	1,649
17,333		Douglas Holding AG.	664
1,364		Folli-Follie S.A. (Regd)	36
110,507		GUS plc	1,958
1,527		Hellenic Duty Free Shops S.A.	27
51,144		HMV Group plc	159
178,028		Hutchison Whampoa Ltd	1,696
120	e	Index Corp	218
30,482		Jean Coutu Group, Inc	365
2,447,912	e*	KarstadtQuelle AG.	37,046
803,000		Lifestyle International Holdings Ltd	1,119
12,700		Longs Drug Stores Corp	462
3,399		Matsumotokiyoshi Co Ltd	107
90,600		Michaels Stores, Inc	3,204
842,143		Next plc	22,192
100,000		Nippon Mining Holdings, Inc	711
130,100	*	Office Depot, Inc	4,085
261,588		Origin Energy Ltd	1,441
66,470		Pacific Brands Ltd	130
1,749,000		Pertama Holdings Ltd	352
18,923		Petsmart, Inc	486
2,900		Ryohin Keikaku Co Ltd	253
43,191	*	Sears Holdings Corp	4,990
42,226		Shoppers Drug Mart Corp	1,590
220,887		Signet Group plc	408
183,268		Staples, Inc	4,162
57,000		Sundrug Co Ltd	3,120
19,100		Tiffany & Co	731
232,900		Walgreen Co	10,308
74,700		Xebio Co Ltd	3,899

		TOTAL MISCELLANEOUS RETAIL	144,064

MOTION PICTURES - 0.95%
1,162,852	*	CBS Corp	37,909
49,600	*	Discovery Holding Co (Class A)	751
36,200	*	DreamWorks Animation SKG, Inc (Class A)	889

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

577,199		News Corp (Class A)	$8,976
197,400		News Corp (Class B)	3,279
20,414	*	Premiere AG.	356
1,243,700		Time Warner, Inc	21,690
18,900		Toho Co Ltd	423
1,693,300		Walt Disney Co	40,588

		TOTAL MOTION PICTURES	114,861

NONDEPOSITORY INSTITUTIONS - 3.62%
9,420		Acom Co Ltd	605
173,244		Aegon NV	2,810
182,800		Aeon Credit Service Co Ltd	17,284
473,000		Aeon Thana Sinsap Thailand PCL (foreign)	389
46,750		Aiful Corp	3,901
1,560,500		American Express Co	80,303
839,400		Bursa Malaysia Bhd	813
751,572		Capital One Financial Corp	64,936
41,703		Cattles plc	236
26,800		CIT Group, Inc	1,388
13,000	*	CompuCredit Corp	500
98,620		Countrywide Financial Corp	3,372
105,200		Credit Saison Co Ltd	5,250
3,590		D Carnegie AB	53
596,600	e	Deutsche Postbank AG.	34,482
1,346,200		Fannie Mae	65,708
831,760		Freddie Mac	54,356
7,600		Hitachi Capital Corp	151
271,000		Hong Leong Finance Ltd	590
858,390		Hypo Real Estate Holding AG.	44,530
61,818		ICAP plc	430
622,075		IGM Financial, Inc	24,560
146,000		Japan Securities Finance Co Ltd	1,680
31,120	*	LG Card Co Ltd	1,555
344,760		MBNA Corp	9,360
1,306,000		Nissin Co Ltd	3,198
149,400		OMC Card, Inc	3,202
3,336		Perpetual Trustees Australia Ltd	166
11,550		Promise Co Ltd	768
45,414		Provident Financial plc	427
10,990	e	SFCG Co Ltd	2,654
11,239		SFE Corp Ltd	114
52,700		SLM Corp	2,903
365,240		SM Investments Corp	1,653
56,990		Takefuji Corp	3,868

		TOTAL NONDEPOSITORY INSTITUTIONS	438,195

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
10,775		Aber Diamond Corp	396

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

200,000		Itochu Corp	$1,668
395,301	*	Kimberley Diamond Co NL	403
5,257	e	Solvay S.A.	577
42,025		Vulcan Materials Co	2,847

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	5,891

OIL AND GAS EXTRACTION - 2.84%
399,800	*	Aker Kvaerner ASA	24,474
28,700		Anadarko Petroleum Corp	2,719
52,000		Apache Corp	3,563
77,800		Baker Hughes, Inc	4,729
7,653,756		BG Group plc	75,487
34,000		BJ Services Co	1,247
111,977		Burlington Resources, Inc	9,652
126,529		Canadian Natural Resources Ltd	6,242
40,100		Chesapeake Energy Corp	1,272
121,500		Devon Energy Corp	7,599
211,651	e	EnCana Corp	9,523
15,500		ENSCO International, Inc	687
9,638		Equitable Resources, Inc	353
17,600	*	Forest Oil Corp	802
49,228		Gazprom (Spon ADR)	3,530
78,200		GlobalSantaFe Corp	3,765
107,400		Halliburton Co	6,654
27,997	e	Husky Energy, Inc	1,414
533		INPEX Corp	4,741
23,555		Kerr-McGee Corp	2,140
18,259	*	Lundin Petroleum AB	193
17,400	*	Nabors Industries Ltd	1,318
75,800	*	National Oilwell Varco, Inc	4,753
10,618	*	Neste Oil Oyj	299
68,100	*	Newfield Exploration Co	3,410
56,803	*	Nexen, Inc	2,695
59,400		Noble Corp	4,190
132,500		Noble Energy, Inc	5,340
127,800		Occidental Petroleum Corp	10,209
474,100		Oil & Natural Gas Corp Ltd	12,369
658,363		Oil Search Ltd	1,782
82,182		Patterson-UTI Energy, Inc	2,708
113,453		Petro-Canada	4,531
2,458,000		PetroChina Co Ltd (Class H)	2,013
223,000		Petroleo Brasileiro S.A. (ADR)	15,893
7,285	e*	Petroleum Geo-Services ASA	224
17,800		Pioneer Natural Resources Co	913
86,000	*	Pride International, Inc	2,645
3,450	e	ProSafe ASA	146
65,300		PTT Exploration & Production PCL	752
9,112		Rowan Cos, Inc	325
191,672	e	Saipem S.p.A.	3,133
48,981		Santos Ltd	440

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

92,200		Schlumberger Ltd	$8,957
192,600		Scomi Group Bhd	51
40,000		Singapore Petroleum Co Ltd	114
134,542	e	Smedvig ASA	3,914
28,400	*	Southwestern Energy Co	1,021
36,110	*	Stolt Offshore S.A.	419
80,087		Talisman Energy, Inc	4,223
27,000	e	Teikoku Oil Co Ltd	353
1,078,100		Thai Oil PCL	1,670
13,000		Todco	495
146,180	e	Total S.A.	36,589
97,800	*	Transocean, Inc	6,816
19,300	*	Ultra Petroleum Corp	1,077
86,600	*	Veritas DGC, Inc	3,073
34,681	e*	Weatherford International Ltd	1,255
157,669		Woodside Petroleum Ltd	4,533
17,637,200		Xinao Gas Holdings Ltd	13,989
104,339		XTO Energy, Inc	4,585

		TOTAL OIL AND GAS EXTRACTION	344,008

PAPER AND ALLIED PRODUCTS - 0.19%
87,310	e	Abitibi-Consolidated, Inc (Canada)	348
4,410	e	Billerud AB	58
59,444		Bunzl plc	651
43,139	*	Domtar, Inc	248
4,374		Holmen AB (B Shs)	144
51,300		International Paper Co	1,724
148,600		Kimberly-Clark Corp	8,864
7,322		Kokuyo Co Ltd	109
348		Mayr-Melnhof Karton AG.	49
17,200		MeadWestvaco Corp	482
78		Nippon Paper Group, Inc	312
13,390	e	Norske Skogindustrier ASA	212
71,500	e	OJI Paper Co Ltd	422
12,000		Packaging Corp of America	275
36,951	e	PaperlinX Ltd	104
155,400		Sanrio Co Ltd	2,466
21,131	*	Smurfit-Stone Container Corp	299
59,962	e	Stora Enso Oyj (R Shs)	809
16,118		Svenska Cellulosa AB (B Shs)	602
70,100		Temple-Inland, Inc	3,144
5,600	e	Uni-Charm Corp	252
58,214		UPM-Kymmene Oyj	1,137

		TOTAL PAPER AND ALLIED PRODUCTS	22,711

PERSONAL SERVICES - 0.02%
11,903		Cintas Corp	490
13,996		Davis Service Group plc	116

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

57,100		H&R Block, Inc	$1,402
11,000	*	Weight Watchers International, Inc	544

		TOTAL PERSONAL SERVICES	2,552

PETROLEUM AND COAL PRODUCTS - 5.08%
7,700		Amerada Hess Corp	977
3,803,792		BP plc	40,422
263,836		BP plc (Spon ADR)	16,944
1,696,102		Chevron Corp	96,288
194,100		ConocoPhillips	11,293
310,601		ENI S.p.A.	8,584
52,300		EOG Resources, Inc	3,837
3,490,994	d	Exxon Mobil Corp	196,089
2,694,393		Fortum Oyj	50,342
69,914		Futuris Corp Ltd	99
8,856		Hellenic Petroleum S.A.	124
26,416		Imperial Oil Ltd	2,610
109,300		Marathon Oil Corp	6,664
19,773		OMV AG.	1,154
72,619		Premier Farnell plc	215
177,400		PTT PCL	978
75,837		Repsol YPF S.A.	2,207
2,927,997		Royal Dutch Shell plc (A Shares)	89,022
1,458,280		Royal Dutch Shell plc (B Shares)	46,515
45,523	e	Shell Canada Ltd (U.S.)	1,639
21,800		Showa Shell Sekiyu KK	260
80,895	e	Statoil ASA	1,852
105,183		Suncor Energy, Inc	6,602
26,900		Sunoco, Inc	2,108
38,200	e	TonenGeneral Sekiyu KK	410
534,426		Valero Energy Corp	27,576

		TOTAL PETROLEUM AND COAL PRODUCTS	614,811

PIPELINES, EXCEPT NATURAL GAS - 0.03%
105,827	e	TransCanada Corp	3,320

		TOTAL PIPELINES, EXCEPT NATURAL GAS	3,320

PRIMARY METAL INDUSTRIES - 1.25%
15,045		Acerinox S.A.	218
82,943	*	Alcan, Inc (Paris)	3,391
105,700		Alcoa, Inc	3,126
8,624		Algoma Steel, Inc	174
487,876		Arcelor	12,056
1,156		Bekaert S.A.	108
1,477,002		BHP Billiton plc	24,076
70,991		BlueScope Steel Ltd	363

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

845		Boehler-Uddeholm AG.	$142
800		China Steel Corp	1
335,000	*	Corning, Inc	6,586
565,069		Corus Group plc	572
29,217		Daido Steel Co Ltd	279
16,669	e	Dofasco, Inc	927
34,000		Dowa Mining Co Ltd	368
26,490		Fujikura Ltd	215
4,850,000	e	Furukawa Electric Co Ltd	37,886
13,941		Hitachi Cable Ltd	65
2,260		Hoganas AB (B Shares)	49
11,585		IPSCO, Inc	959
18,183		Johnson Matthey plc	441
272,000		Kobe Steel Ltd	880
85,000	e	Mitsubishi Materials Corp	434
347,000	e	Mitsui Mining & Smelting Co Ltd	2,178
38,254	e	Nippon Light Metal Co Ltd	105
693,400	e	Nippon Steel Corp	2,467
70,014		Nisshin Steel Co Ltd	226
19,088	e	Norsk Hydro ASA	1,954
16,229		Novelis, Inc	339
63,784		Nucor Corp	4,256
46,716		OneSteel Ltd	115
8,256	e	Outokumpu Oyj	122
312,421		Pirelli & C S.p.A.	286
103,000	e	Sumitomo Electric Industries Ltd	1,563
4,145,570		Sumitomo Metal Industries Ltd	15,946
68,000		Sumitomo Metal Mining Co Ltd	841
78,533	e	ThyssenKrupp AG.	1,632
8,990	e	Tokyo Steel Manufacturing Co Ltd	130
535,500		United States Steel Corp	25,742
9,086		Viohalco S.A.	73
1,640		Voestalpine AG.	165

		TOTAL PRIMARY METAL INDUSTRIES	151,456

PRINTING AND PUBLISHING - 0.47%
1,258	*	ACCO Brands Corp	31
23,871		APN News & Media Ltd	84
9,669		Arnoldo Mondadori Editore S.p.A.	90
79,800		Asia Securities Printing Co Ltd	1,443
135,000		Dai Nippon Printing Co Ltd	2,402
47,558		Daily Mail & General Trust	643
13,733		De La Rue plc	110
30,000		Dow Jones & Co, Inc	1,065
5,809	*	Dun & Bradstreet Corp	389
32,794		Emap plc	486
17,320	e	Eniro AB	218
307,000		Gannett Co, Inc	18,595
46,389		Independent News & Media plc	139
94,031		John Fairfax Holdings Ltd	277

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

24,700		John Wiley & Sons, Inc (Class A)	$964
6,162		Knight Ridder, Inc	390
80,400		McGraw-Hill Cos, Inc	4,151
11,365		New York Times Co (Class A)	301
10,453		PagesJaunes Groupe S.A.	271
105,206		Pearson plc	1,242
18,643		Quebecor World, Inc	251
31,800	*	R.H. Donnelley Corp	1,959
81,893		R.R. Donnelley & Sons Co	2,801
65,573		Reed Elsevier NV	913
670,244		Reed Elsevier plc	6,282
4,015	e	Schibsted ASA	119
78,000		SCMP Group Ltd	29
542,000		Singapore Press Holdings Ltd	1,402
13,455		Telefonica Publicidad e Informacion S.A.	114
50,546	e	Thomson Corp	1,716
130,000		Toppan Printing Co Ltd	1,518
116,251		Tribune Co	3,518
37,040		Trinity Mirror plc	364
34,928		United Business Media plc	382
20,209		VNU NV	668
500		Washington Post Co (Class B)	382
24,391	e	Wolters Kluwer NV	491
92,204		Yell Group plc	849

		TOTAL PRINTING AND PUBLISHING	57,049

RAILROAD TRANSPORTATION - 0.26%
92,100		Burlington Northern Santa Fe Corp	6,523
21,565	e	Canadian National Railway Co	1,725
39,305	*	Canadian National Railway Co (Canada)	3,134
35,070	e	Canadian Pacific Railway Ltd	1,462
195		Central Japan Railway Co	1,867
28,300		CSX Corp	1,437
471		East Japan Railway Co	3,236
50,142		Firstgroup plc	346
119,000		Norfolk Southern Corp	5,335
146,000	e	Odakyu Electric Railway Co Ltd	868
57,000		Union Pacific Corp	4,589
224		West Japan Railway Co	934

		TOTAL RAILROAD TRANSPORTATION	31,456

REAL ESTATE - 1.17%
70,500		Aeon Mall Co Ltd	3,435
983,000		Allgreen Properties Ltd	769
458,450		Ascendas Real Estate Investment Trust	538
16,570		Bovis Homes Group plc	227
74,395		British Land Co plc	1,361
57,756		Brixton plc	429

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

29,300		Brookfield Properties Co	$863
1,545,000		CapitaLand Ltd	3,196
4,265		Castellum AB	153
10,000	*	CB Richard Ellis Group, Inc	588
70,367		Centro Properties Group (New)	327
128,074		Cheung Kong Holdings Ltd	1,314
164,000		City Developments Ltd	858
561		Cofinimmo	88
4,972		Corio NV	269
109,900		Daibiru Corp	1,331
221,395		DB RREEF Trust	226
539,100		Fadesa Inmobiliaria S.A.	17,703
3,919,000		Far East Consortium	1,428
1,061		Gecina S.A.	121
47,018		Hammerson plc	825
172,000		Hang Lung Properties Ltd	268
67,000		Henderson Land Development Co Ltd	315
56,247		Hysan Development Co Ltd	139
44,548	*	IMMOFINANZ Immobilien Anlagen AG.	426
2,667		Inmobiliaria Colonial S.A.	151
126,344		Investa Property Group	184
33,770		IVG Immobilien AG.	705
139,000		Keppel Land Ltd	306
42,132		Kerry Properties Ltd	112
2,053		Klepierre	192
29,718		Lend Lease Corp Ltd	316
15,500		Leopalace21 Corp	562
54,099		Liberty International plc	911
99,810		Macquarie Goodman Group	350
92,880		MCL Land Ltd	96
4,752		Metrovacesa S.A.	288
11,815	e	MI Developments, Inc	405
70,716		Mirvac Group	214
857,000		Mitsubishi Estate Co Ltd	17,789
2,329,900		Mitsui Fudosan Co Ltd	47,277
52,670		ORIX Corp	13,410
3,788	e	Rodamco Europe NV	314
83,000		Singapore Land Ltd	267
133,406		Sino Land Co	162
80,084		Slough Estates plc	823
8,000		St. Joe Co	538
456,000		Sumitomo Realty & Development Co Ltd	9,910
120,000		Sun Hung Kai Properties Ltd	1,168
30,000		Tokyo Tatemono Co Ltd	299
368,000		Tokyu Land Corp	3,676
4,548	e	Unibail	603
1,974,000		United Industrial Corp Ltd	1,389
2,536		Wereldhave NV	238
123,436		Westfield Group	1,644
1,273	*	Wihlborgs Fastigheter AB	31
293,000		Wing Tai Holdings Ltd	259

		TOTAL REAL ESTATE	141,786

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.32%
11,962		Ansell Ltd	$97
256,600	e	Bridgestone Corp	5,337
274,011		Continental AG.	24,234
1,700		Cooper Tire & Rubber Co	26
38,741		Denki Kagaku Kogyo KK	171
73,356	*	Goodyear Tire & Rubber Co	1,275
14,244		Michelin (C.G.D.E.) (B Shs)	798
499,864	e	Nokian Renkaat Oyj	6,280
10,900	*	Sealed Air Corp	612
21,000		Sumitomo Bakelite Co Ltd	173
7,747		Uponor Oyj	165

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	39,168

SECURITY AND COMMODITY BROKERS - 2.60%
17,000		A.G. Edwards. Inc	797
28,880		Ameriprise Financial, Inc	1,184
41,131	e	Australian Stock Exchange Ltd	981
12,433		Babcock & Brown Ltd	156
145,900		Charles Schwab Corp	2,140
4,300		Chicago Mercantile Exchange Holdings, Inc	1,580
60,180	*	Daewoo Securities Co Ltd	1,107
5,080,000	e	Daiwa Securities Group, Inc	57,544
19,483		Deutsche Boerse AG.	1,989
30,300	*	E*Trade Financial Corp	632
20	e	E*Trade Securities Co Ltd	154
7,093	e	Euronext NV	368
402,600		Federated Investors, Inc (Class B)	14,912
49,200		Franklin Resources, Inc	4,625
437,593		Goldman Sachs Group, Inc	55,885
3,826		Hellenic Exchanges S.A.	41
798,000		Hong Kong Exchanges and Clearing Ltd	3,309
1,012,900		Janus Capital Group, Inc	18,870
11,700		Jefferies Group, Inc	526
733,840		Korea Investment Holdings Co Ltd	31,216
682,700		Lazard Ltd	21,778
962,634		Legal & General Group plc	2,016
28,100		Legg Mason, Inc	3,363
71,363		Lehman Brothers Holdings, Inc	9,147
81,755		Macquarie Bank Ltd	4,087
13,200	e	Matsui Securities Co Ltd	183
218,900		Merrill Lynch & Co, Inc	14,826
35,000		Mitsubishi Securities Co	439
511,600		Morgan Stanley	29,028
1,062,000		Nikko Cordial Corp	16,808
511,700		Nomura Holdings, Inc	9,798
6,379	e*	OMX AB	89
7,100		Raymond James Financial, Inc	268
657	e	SBI Holdings, Inc	444
23,114		Schroders plc	377

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

75,000		Shinko Securities Co Ltd	$378
954,000		Singapore Exchange Ltd	1,664
16,674		T Rowe Price Group, Inc	1,201
23,748	*	Tower Ltd	34
16,726		TSX Group, Inc	671

		TOTAL SECURITY AND COMMODITY BROKERS	314,615

SPECIAL TRADE CONTRACTORS - 0.12%
16,000		COMSYS Holdings Corp	229
1,100		KCI Konecranes Oyj	54
21,000		Kinden Corp	189
353,487	*	Kone Oyj	13,981

		TOTAL SPECIAL TRADE CONTRACTORS	14,453

STONE, CLAY, AND GLASS PRODUCTS - 0.56%
275,000	e	Asahi Glass Co Ltd	3,548
30,000	e	Central Glass Co Ltd	166
16,697		Cimpor Cimentos de Portugal S.A.	92
36,405		Compagnie de Saint-Gobain	2,158
15,686	*	Cookson Group plc	114
1,042,500		CRH plc (Ireland)	30,558
44,838	e*	Epcos AG.	585
2,286		FLSmidth & Co a/s (B Shs)	67
81,927		Hanson plc	899
194,259		Holcim Ltd (Regd)	13,192
5,867	e	Italcementi S.p.A.	109
49,208	e	James Hardie Industries NV	325
15,863		Lafarge S.A. (Br)	1,422
425,000		NGK Insulators Ltd	6,316
40,000	e	Nippon Sheet Glass Co Ltd	174
19,200	*	Owens-Illinois, Inc	404
132,687		Pilkington plc	339
45,731		Rexam plc	399
1,700	e*	RHI AG.	46
422,026	e	Rinker Group Ltd	5,093
61,600		Sumitomo Osaka Cement Co Ltd	180
76,000		Taiheiyo Cement Corp	308
43,000	e	Toto Ltd	363
102,000		UBE Industries Ltd	276
7,600	b,*	USG Corp	494
5,221		Wienerberger AG.	208

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	67,835

TEXTILE MILL PRODUCTS - 0.24%
14,814	*	Gildan Activewear, Inc	634
5,000,000	*	Safilo S.p.A	28,545

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

49,432		Texwinca Holdings Ltd	$36

		TOTAL TEXTILE MILL PRODUCTS	29,215

TOBACCO PRODUCTS - 0.97%
23,457		Altadis S.A.	1,060
896,200		Altria Group, Inc	66,964
213,721		British American Tobacco plc	4,770
835,466		Imperial Tobacco Group plc	24,914
215,828		ITC Ltd	681
463		Japan Tobacco, Inc	6,747
26,970	*	KT&G Corp	1,202
300		Reynolds American, Inc	29
916,885		Swedish Match AB	10,772

		TOTAL TOBACCO PRODUCTS	117,139

TRANSPORTATION BY AIR - 0.75%
15,340	e	Air France-KLM	327
325,100	*	AirAsia Bhd	137
69,000		All Nippon Airways Co Ltd	281
46,800	*	AMR Corp	1,040
81,020		Auckland International Airport Ltd	109
89,160		BAA plc	960
40,190		BBA Group plc	227
994,000		Beijing Capital International Airport Co Ltd	455
5,439,498	*	British Airways plc	31,190
83,965		Cathay Pacific Airways Ltd	147
72,100	*	Continental Airlines, Inc (Class B)	1,536
78,042		Deutsche Lufthansa AG. (Regd)	1,152
8,711	*	Deutsche Post AG.	211
61,900		FedEx Corp	6,400
870		Flughafen Wien AG.	62
39,058		Iberia Lineas Aereas de Espana	105
83,000	e	Japan Airlines Corp	226
81,512		Macquarie Airports	190
791,700		Malaysia Airports Holdings Bhd	404
78,304		Qantas Airways Ltd	232
2,664	*	Ryanair Holdings plc (Spon ADR)	149
2,107,302		SABMiller plc	38,384
6,131	e*	SAS AB	80
177,000		Singapore Airlines Ltd	1,320
57,011		Skywest, Inc	1,531
176,500		Southwest Airlines Co	2,900
24,000	*	US Airways Group, Inc	891

		TOTAL TRANSPORTATION BY AIR	90,646

TRANSPORTATION EQUIPMENT - 4.20%
127,226	*	Alstom RGPT	7,296

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

410,459		BAE Systems plc	$2,690
799,968		Bayerische Motoren Werke AG.	34,960
236,300		Boeing Co	16,598
1,476		Bombardier, Inc (Class A)	3
334,147		Bombardier, Inc (Class B)	789
9,100		Brunswick Corp	370
66,685		CAE, Inc	486
380		China Motor Corp	0	^
93,052		Cobham plc	271
140,274	e	DaimlerChrysler AG. (Regd)	7,138
74,800		Delphi Corp	22
69,400		Denso Corp	2,393
229		D'ieteren S.A.	63
1,069,311		European Aeronautic Defence and Space Co	40,236
47,117	e*	Fiat S.p.A.	409
492,200		Ford Motor Co	3,800
230,300		General Dynamics Corp	26,266
56,800		General Motors Corp	1,103
22,900		Genuine Parts Co	1,006
91,880		GKN plc	454
693,000		Goodpack Ltd	709
35,300		Harley-Davidson, Inc	1,818
28,000	e	Hino Motors Ltd	177
102,400		Honda Motor Co Ltd	5,839
23,860	*	Hyundai Motor Co	2,297
328,000	e	Isuzu Motors Ltd	1,251
10,000		ITT Industries, Inc	1,028
1,391,000		Jaya Holdings Ltd	1,037
46,600		JLG Industries, Inc	2,128
121,867		Johnson Electric Holdings Ltd	116
14,000		JTEKT Corp	260
96,056	*	K&F Industries Holdings, Inc	1,475
153,000	e	Kawasaki Heavy Industries Ltd	557
3,691,000		Keppel Corp Ltd	24,417
12,103		Lagardere S.C.A.	928
980,100		Lockheed Martin Corp	62,364
23,823	e	Magna International, Inc (Class A)	1,713
8,140	*	Magna International, Inc (Class A)	586
30,965		MAN AG.	1,647
23,500		Martin Marietta Materials, Inc	1,803
315,000		Nabtesco Corp	4,054
22,000		NHK Spring Co Ltd	229
287,700	e	Nissan Motor Co Ltd	2,913
718,515		Northrop Grumman Corp	43,190
57,000		NSK Ltd	389
20,855		Paccar, Inc	1,444
29,700	*	Pactiv Corp	653
17,248	e	Peugeot S.A.	991
468,800		Raytheon Co	18,822
23,145		Renault S.A.	1,881
587		Rieter Holding AG.	174
203,046		Rolls-Royce Group plc	1,490

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

9,713	e	Sanden Corp	$45
946,000		SembCorp Marine Ltd	1,570
9,900		Shimano, Inc	260
179,564	e	Siemens AG.	15,335
1,340,000		Singapore Technologies Engineering Ltd	2,305
75,703		Smiths Group plc	1,359
14,700		Textron, Inc	1,132
274,270		Thales S.A.	12,391
98,285		Tomkins plc	506
8,100		Toyoda Gosei Co Ltd	158
25,900		Toyota Industries Corp	930
1,548,700		Toyota Motor Corp	80,302
6,446		Trelleborg AB (B Shs)	128
123,400	*	TRW Automotive Holdings Corp	3,252
864,800		United Technologies Corp	48,351
48,637	e	Volkswagen AG.	2,559
34,024	e	Volvo AB (B Shs)	1,601
292,000		Weichai Power Co Ltd	493
24,200		Yamaha Motor Co Ltd	631

		TOTAL TRANSPORTATION EQUIPMENT	508,041

TRANSPORTATION SERVICES - 0.38%
35,720		Arriva plc	357
12,509	*	Copa Holdings S.A.	342
1,689,399	*	Expedia, Inc	40,478
11,560		Expeditors International Washington, Inc	780
236		Kuoni Reisen Holding (Regd)	97
76,300		Lear Corp	2,172
132,808		MTR Corp	261
17,321		National Express Group plc	256
54,096	e	Patrick Corp Ltd	294
20,800		Sabre Holdings Corp	502
109,055		Stagecoach Group plc	216
5,183		Stolt-Nielsen S.A.	171
20,522		Toll Holdings Ltd	224

		TOTAL TRANSPORTATION SERVICES	46,150

TRUCKING AND WAREHOUSING - 0.49%
7,022	*	Cargotec Corp	243
211,900		CNF, Inc	11,843
582,436		Deutsche Post AG. (Regd)	14,070
2,705		DSV a/s	333
32,000		Kamigumi Co Ltd	284
9,583		Mitsubishi Logistics Corp	161
117,000		Nippon Express Co Ltd	713
24,000	e	Seino Holdings Corp	261
433,794		TNT NV	13,508
222,648		United Parcel Service, Inc (Class B)	16,732

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

50,000	e	Yamato Transport Co Ltd	$829

		TOTAL TRUCKING AND WAREHOUSING	58,977

WATER TRANSPORTATION - 0.30%
162		AP Moller - Maersk a/s	1,670
270,000		Aries Maritime Transport Ltd	3,518
25,365		Associated British Ports Holdings plc	256
452,000		Bintulu Port Holdings Bhd	533
97,500		Carnival Corp	5,213
252,877		Carnival plc	14,326
1,450		Compagnie Maritime Belge S.A.	48
311,000		Cosco Corp Singapore Ltd	404
6,318	e	D/S Torm a/s	305
8,325	e	Euronav NV	241
6,580	e	Frontline Ltd	251
114,669		Genco Shipping & Trading Ltd	2,000
76,000	e	Kawasaki Kisen Kaisha Ltd	476
193,000		Malaysia International Shipping Corp Bhd	505
154,000		Mitsui OSK Lines Ltd	1,343
164,000		Nippon Yusen Kabushiki Kaisha	1,123
18,141		Orient Overseas International Ltd	61
10,300		Overseas Shipholding Group, Inc	519
62,740		Peninsular and Oriental Steam Navigation Co	502
24,100		Royal Caribbean Cruises Ltd	1,086
337,000	*	TBS International Ltd	2,238
46,094		Wan Hai Lines Ltd	29

		TOTAL WATER TRANSPORTATION	36,647

WHOLESALE TRADE-DURABLE GOODS - 0.96%
8,007		AGFA-Gevaert NV	146
154,600	*	Arrow Electronics, Inc	4,952
31,138		Assa Abloy AB (B Shs)	489
2,259	e	Autobacs Seven Co Ltd	118
108,761		Bayer AG.	4,527
59,510		Boral Ltd	354
60,032		Brambles Industries plc	430
9,673		Buhrmann NV	142
19,000		Canon Sales Co, Inc	406
11,779		Cie Generale d'Optique Essilor International S.A.	948
27,497		Ciments Francais	3,561
36,300		Creative Technology Ltd	297
421,749		Datacraft Asia Ltd	426
97,197		Electrocomponents plc	469
21,071		Finning International, Inc	670
48,226		FKI plc	96
38,441	e	Fletcher Building Ltd	198
43,408	e*	Hagemeyer NV	140
15,800		Hitachi Software Engineering Co Ltd	331

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

			VALUE
SHARES			(000)

9,750		Kingspan Group plc	$122
13,029	*	Kumho Electric Co Ltd	838
1,436,000		Melco International Development	1,713
621,600	e	Mitsui & Co Ltd	7,979
42	e	NET One Systems Co Ltd	101
628,300		Omnicare, Inc	35,951
6,130		Orion Oyj	113
13,438	*	Patterson Cos, Inc	449
6,902		Rautaruukki Oyj	167
1,135,800		Sumitomo Corp	14,675
12,500	*	Suntech Power Holdings Co Ltd	341
6,263	*	Tandberg Television ASA	82
10,000		W.W. Grainger, Inc	711
31,171		Wesfarmers Ltd	845
1,571,591		Wolseley plc	33,051
4,788	e	Zodiac S.A.	306

		TOTAL WHOLESALE TRADE-DURABLE GOODS	116,144

WHOLESALE TRADE-NONDURABLE GOODS - 1.00%
1,144,634		Alliance Unichem plc	15,730
2,482		Axfood AB	69
216,228	e	Billabong International Ltd	2,303
22,943		C&C Group plc	146
169,800		Cardinal Health, Inc	11,674
3,874	e	Casino Guichard Perrachon S.A.	257
12,431		Celesio AG.	1,065
45,100	*	Dean Foods Co	1,698
568,996		Esprit Holdings Ltd	4,044
50		Filtrona plc	0	^
165,804		Foster's Group Ltd	679
25,976		Fyffes plc	70
9,405		Inchcape plc	368
5,321	e	Kesko Oyj (B Shares)	150
145,882		Li & Fung Ltd	281
24,336		Lion Nathan Ltd	136
1,538,300		Marubeni Corp	8,250
389,800		McKesson Corp	20,110
45,046		Metro AG.	2,168
697,900		Mitsubishi Corp	15,433
23,800		Nike, Inc (Class B)	2,066
161,000		Nippon Oil Corp	1,248
2,458		Oriflame Cosmetics S.A. (SDR)	71
294,898		Orkla ASA	12,173
17,500	*	Performance Food Group Co	497
69,521		Reliance Industries Ltd	1,374
257,600		Safeway, Inc	6,095
32,115		Schering AG.	2,144
2,533		Societe BIC S.A.	150
9,300		Suzuken Co Ltd	297
75,500		Sysco Corp	2,344

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)

38,500		Unilever NV			$2,643
68,945	e	Unilever NV (Cert)			4,705

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			120,438

		TOTAL COMMON STOCKS			11,893,114
		(Cost $11,020,889)

PRINCIPAL

SHORT-TERM INVESTMENTS - 3.32%

CERTIFICATES OF DEPOSIT - 0.53%
$ 15,000,000		BNP Paribas	4.155	03/31/06	14,988
20,000,000		Canadian Imperial Bank of Commerce	4.300	09/28/06	19,931
10,000,000		Deutsche Bank	4.105	08/25/06	9,959
10,000,000		Suntrust Bank	4.220	02/27/06	9,997
10,000,000		Toronto Dominion Bank	3.853	07/05/06	9,956

		TOTAL CERTIFICATES OF DEPOSIT			64,831

COMMERCIAL PAPER - 1.63%
25,000,000	c	Atlantis One Funding Corp	4.250	04/24/06	24,654
20,000,000	c	Beta Finance, Inc	3.970	03/23/06	19,805
15,000,000		Burlington Northern Santa Fe Corp	4.200	01/03/06	14,993
16,000,000	c	Kitty Hawk Funding Corp	4.220	02/10/06	15,926
13,915,000	c	Kitty Hawk Funding Corp	3.890	02/15/06	13,842
15,212,000	c	Links Finance LLC	4.180	01/03/06	15,205
25,000,000	c	Ranger Funding Co LLC	4.270	01/18/06	24,954
8,428,000	c	Scaldis Capital LLC	4.290	02/15/06	8,384
20,000,000	c	Sigma Finance, Inc	4.175	02/08/06	19,913
10,000,000	c	Sigma Finance, Inc	3.460	02/24/06	9,936
30,000,000	c	Yorktown Capital, LLC	4.235	01/09/06	29,978

		TOTAL COMMERCIAL PAPER			197,590

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 0.95%
10,000,000		Federal Farm Credit Bank (FFCB)	3.700	07/05/06	9,955
50,000,000		Federal Home Loan Bank (FHLB)	3.400	01/03/06	49,981
50,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.910	01/03/06	50,000
4,702,000		Federal National Mortgage Association (FNMA)	3.350	01/03/06	4,702

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			114,638

VARIABLE NOTES - 0.21%
25,000,000		Harrier Finance Funding LLC	4.459	06/26/06	25,003

		TOTAL VARIABLE NOTES			25,003

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

VALUE
PRINCIPAL			(000)

		TOTAL SHORT-TERM INVESTMENTS	$402,062
(Cost $402,297)

		TOTAL PORTFOLIO - 102.02%	12,345,936
(Cost $11,472,614)
		OTHER ASSETS & LIABILITIES, NET - (2.02%)	(244,721)

		NET ASSETS - 100.00%	$12,101,215

ABBREVIATION:
	ADR	American Depositary Receipt
	Regd	Registered
	Spon	Sponsored

	*	Non-income producing
	**	Percentage represents less than 0.01%
	^	Amount represents less than $1,000
	b	In bankruptcy
	c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.
	e	All or a portion of these securities are out on loan.
	v	Security valued at fair value.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

	Number of			Unrealized
Open Futures Contracts:	Contracts	Market Value	Expiration Date	Loss
E-mini S&P 500 Index	960	$ 60,230,400	March 2006	(1,220,494)

COLLEGE RETIREMENT EQUITIES FUND - Global Equities Account

COLLEGE RETIREMENT EQUITIES FUND
GLOBAL EQUITIES ACCOUNT
Summary of Market Values By Country
December 31, 2005

		% OF MARKET
	VALUE	VALUE

DOMESTIC
UNITED STATES	$6,406,723,594	51.89%

TOTAL DOMESTIC	6,406,723,594	51.89

FOREIGN
AUSTRALIA	138,475,831	1.12
AUSTRIA	14,118,188	0.11
BELGIUM	74,877,516	0.61
BRAZIL	15,893,210	0.13
CANADA	299,472,378	2.43
CAYMAN ISLANDS	2,353,317	0.02
DENMARK	10,996,038	0.09
FINLAND	103,725,927	0.84
FRANCE	538,735,638	4.36
GERMANY	597,734,392	4.84
GREECE	46,348,977	0.38
HONG KONG	85,970,197	0.70
HUNGARY	978,753	0.01
INDIA	38,564,429	0.31
IRELAND	53,272,940	0.43
ITALY	169,812,741	1.38
IZRAEL	62,272,115	0.50
JAPAN	1,398,215,093	11.33
LUXEMBOURG	26,601,662	0.22
MALAYSIA	5,584,670	0.05
NETHERLANDS	231,359,888	1.87
NEW ZEALAND	1,652,855	0.01
NORWAY	49,908,841	0.40
PHILIPPINES	7,351,032	0.06
PORTUGAL	2,400,938	0.02
REPUBLIC OF KOREA	78,100,844	0.63
RUSSIA	7,271,208	0.06
SINGAPORE	71,609,084	0.58
SPAIN	134,535,042	1.09
SWEDEN	73,158,623	0.59
SWITZERLAND	468,826,925	3.80
TAIWAN (REPUBLIC OF CHINA	23,261,036	0.19
THAILAND	7,828,885	0.06
TURKEY	25,231,697	0.20
UNITED KINGDOM	1,072,711,390	8.69

TOTAL FOREIGN	5,939,212,300	48.11

TOTAL PORTFOLIO	$12,345,935,894	100.00%

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

COLLEGE RETIREMENT EQUITIES FUND
MONEY MARKET ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

SHORT-TERM INVESTMENTS - 99.85%

CERTIFICATES OF DEPOSIT - 14.35%
$ 25,000,000		Abbey National plc	4.280	01/17/06	$25,000
25,000,000		Abbey National plc	4.280	01/18/06	25,000
50,000,000		Abbey National plc	4.200	01/19/06	50,000
16,500,000		American Express Centurion Bank	4.120	01/17/06	16,499
48,115,000		American Express Centurion Bank	4.310	01/19/06	48,115
30,000,000		American Express Centurion Bank	4.130	01/23/06	30,000
25,000,000		American Express Centurion Bank	4.340	01/30/06	25,000
40,000,000		Bank Of Montreal	4.285	01/25/06	40,000
30,000,000		Barclays Bank, plc	4.420	03/14/06	29,998
30,000,000		Calyon	4.100	01/19/06	29,997
50,000,000		Calyon	4.345	02/09/06	50,001
30,000,000		Calyon	4.360	02/13/06	29,998
50,000,000		Deutsche Bank	4.270	02/14/06	49,992
45,000,000		Deutsche Bank	4.270	02/15/06	44,992
50,000,000		Dexia Bank	4.330	02/07/06	49,998
50,000,000		Dexia Bank	4.365	02/13/06	50,001
25,000,000		Dexia Bank	4.380	02/21/06	25,000
47,000,000		First Tennessee Bank NA	4.220	01/17/06	47,000
20,000,000		Regions Bank (Alabama)	4.320	02/28/06	19,999
25,000,000		Royal Bank of Canada	4.285	01/31/06	25,000
50,000,000		Royal Bank of Canada	4.340	02/28/06	49,999
50,000,000		Royal Bank of Canada	4.350	03/01/06	49,991
46,220,000		Suntrust Bank	4.220	02/27/06	46,203
30,000,000		Toronto Dominion Bank	3.935	01/19/06	29,995
26,235,000		Toronto Dominion Bank	4.000	02/27/06	26,215
25,000,000		Wells Fargo	4.280	01/25/06	25,000
24,000,000		Wells Fargo	4.300	01/27/06	24,000
50,000,000		Wells Fargo	4.310	02/01/06	50,000
50,000,000		Wells Fargo	4.320	02/09/06	50,000

		TOTAL CERTIFICATES OF DEPOSIT			1,062,993

COMMERCIAL PAPER - 75.79%
13,000,000		Abbey National North America LLC	4.310	02/21/06	12,919
12,000,000		Abbey National North America LLC	4.330	02/23/06	11,925
25,000,000		Abbey National North America LLC	4.375	04/06/06	24,713
15,000,000	c	Alabama Power Co	4.250	01/12/06	14,979
25,000,000		American Honda Finance Corp	4.090	01/05/06	24,986
7,500,000		American Honda Finance Corp	4.240	01/09/06	7,492
17,250,000		American Honda Finance Corp	4.240	01/11/06	17,228
49,755,000		American Honda Finance Corp	4.060	01/18/06	49,656
20,000,000		American Honda Finance Corp	4.080	01/19/06	19,957
30,675,000		American Honda Finance Corp	4.090	01/23/06	30,595
30,139,000	c	Atlantis One Funding Corp	4.040	01/11/06	30,102
23,000,000	c	Atlantis One Funding Corp	4.040	01/17/06	22,955
20,990,000	c	Atlantis One Funding Corp	4.140	01/24/06	20,931
12,000,000	c	Atlantis One Funding Corp	4.205	02/08/06	11,946

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 40,000,000	c	Atlantis One Funding Corp	4.380	02/24/06	$39,732
10,000,000	c	Atlantis One Funding Corp	4.250	04/24/06	9,862
2,650,000		Barclays U.S. Funding Corp	4.275	01/17/06	2,645
7,700,000		Barclays U.S. Funding Corp	4.270	02/21/06	7,653
9,300,000		Barclays U.S. Funding Corp	4.370	02/24/06	9,240
16,201,000		Becton Dickinson & Co	4.250	01/20/06	16,163
15,860,000		Becton Dickinson & Co	4.210	01/24/06	15,815
3,500,000	c	Beta Finance, Inc	4.160	01/12/06	3,495
16,000,000	c	Beta Finance, Inc	4.070	01/17/06	15,969
40,000,000	c	Beta Finance, Inc	4.100	01/20/06	39,908
8,000,000	c	Beta Finance, Inc	4.170	02/02/06	7,970
18,137,000	c	Beta Finance, Inc	4.310	02/14/06	18,039
25,000,000	c	Beta Finance, Inc	4.300	02/21/06	24,844
30,000,000	c	Beta Finance, Inc	4.320	02/28/06	29,787
15,000,000		Calyon North America, Inc	4.120	01/09/06	14,985
15,000,000		Calyon North America, Inc	4.380	03/21/06	14,859
25,000,000		Canadian Imperial Holding, Inc	4.320	03/06/06	24,812
12,200,000		Caterpillar Financial Services Corp	4.090	01/03/06	12,196
34,500,000	c	CC (USA), Inc	4.000	01/13/06	34,448
14,700,000	c	CC (USA), Inc	3.890	01/20/06	14,666
10,400,000	c	CC (USA), Inc	4.180	01/30/06	10,363
25,000,000	c	CC (USA), Inc	4.160	01/31/06	24,909
8,500,000	c	CC (USA), Inc	3.890	02/15/06	8,455
8,000,000	c	CC (USA), Inc	4.260	02/17/06	7,954
7,000,000	c	CC (USA), Inc	4.270	02/21/06	6,956
35,000,000	c	CC (USA), Inc	4.410	02/28/06	34,751
18,000,000	c	CC (USA), Inc	4.380	03/22/06	17,826
9,055,000	c	CC (USA), Inc	4.200	04/20/06	8,934
29,000,000	c	Ciesco Lp	4.090	01/09/06	28,970
11,500,000	c	Ciesco Lp	4.120	01/10/06	11,487
4,880,000		Ciesco Lp	4.200	01/11/06	4,874
50,000,000		Ciesco Lp	4.200	01/13/06	49,924
10,000,000	c	Ciesco Lp	4.280	01/23/06	9,973
45,000,000	c	Ciesco Lp	4.300	02/06/06	44,804
27,000,000	c	Ciesco Lp	4.370	02/24/06	26,820
50,000,000		Citigroup Funding, Inc	4.000	01/06/06	49,966
20,000,000		Citigroup Funding, Inc	4.140	01/10/06	19,979
35,000,000		Citigroup Funding, Inc	4.140	01/27/06	34,891
45,000,000		Citigroup Funding, Inc	4.230	02/13/06	44,761
32,800,000	c	Concentrate Manufacturing Co	4.240	01/12/06	32,754
14,000,000	c	Corporate Asset Funding Corp, Inc	4.140	01/09/06	13,986
27,500,000	c	Corporate Asset Funding Corp, Inc	4.150	01/18/06	27,445
24,000,000	c	Corporate Asset Funding Corp, Inc	4.210	01/25/06	23,933
19,000,000	c	Corporate Asset Funding Corp, Inc	4.300	02/02/06	18,925
36,900,000	c	Corporate Asset Funding Corp, Inc	4.330	02/14/06	36,700
3,009,000	c	Corporate Asset Funding Corp, Inc	4.350	02/16/06	2,992
26,000,000	c	Corporate Asset Funding Corp, Inc	4.360	02/17/06	25,849
16,245,000	c	Danske Corp	4.000	01/09/06	16,228
33,525,000	c	Danske Corp	4.190	01/26/06	33,427
16,100,000		Danske Corp	4.340	02/06/06	16,030
5,500,000	c	Danske Corp	4.220	02/07/06	5,475
10,200,000	c	Danske Corp	4.330	02/13/06	10,146

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 35,000,000		Danske Corp	4.320	02/21/06	$34,784
20,000,000	c	Depfa Bank plc	4.155	01/10/06	19,979
7,091,000	c	Depfa Bank plc	4.060	01/12/06	7,082
5,180,000	c	Depfa Bank plc	4.040	01/13/06	5,172
20,000,000	c	Depfa Bank plc	4.090	01/18/06	19,961
37,445,000	c	Depfa Bank plc	4.270	02/17/06	37,233
6,000,000	c	Dorada Finance, Inc	4.210	01/09/06	5,994
8,000,000	c	Dorada Finance, Inc	3.900	01/23/06	7,979
10,000,000	c	Dorada Finance, Inc	4.130	01/25/06	9,972
10,000,000	c	Dorada Finance, Inc	4.190	02/06/06	9,956
50,000,000	c	Dorada Finance, Inc	4.250	02/16/06	49,723
20,000,000	c	Dorada Finance, Inc	4.290	02/23/06	19,874
28,000,000	c	Dorada Finance, Inc	4.315	03/02/06	27,801
18,050,000	c	Dorada Finance, Inc	4.380	03/28/06	17,862
11,009,000	c	Edison Asset Securitization, LLC	4.130	01/03/06	11,005
12,000,000	c	Edison Asset Securitization, LLC	3.720	01/04/06	11,995
45,525,000	c	Edison Asset Securitization, LLC	4.190	01/17/06	45,435
9,600,000	c	Edison Asset Securitization, LLC	3.870	01/20/06	9,578
4,569,000	c	Edison Asset Securitization, LLC	4.130	01/23/06	4,557
8,960,000	c	Edison Asset Securitization, LLC	4.250	02/01/06	8,927
5,500,000	c	Edison Asset Securitization, LLC	4.160	02/03/06	5,478
4,636,000	c	Edison Asset Securitization, LLC	4.260	03/08/06	4,600
33,000,000	c	Edison Asset Securitization, LLC	4.370	03/13/06	32,719
15,500,000	c	Edison Asset Securitization, LLC	4.420	04/07/06	15,318
30,000,000		Fcar Owner Trust I	4.190	01/11/06	29,962
35,000,000		Fcar Owner Trust I	4.270	01/12/06	34,950
35,000,000		Fcar Owner Trust I	4.310	01/27/06	34,887
50,000,000		Fcar Owner Trust I	4.290	02/03/06	49,791
50,000,000	c	Gannett Co, Inc	4.150	01/04/06	49,977
25,000,000	c	Gannett Co, Inc	4.260	01/27/06	24,920
15,000,000		General Electric Capital Corp	4.090	01/19/06	14,968
7,165,000		General Electric Capital Corp	4.210	02/01/06	7,139
20,000,000		General Electric Capital Corp	4.230	02/02/06	19,924
20,000,000		General Electric Capital Corp	4.220	02/14/06	19,894
14,000,000		General Electric Capital Corp	4.250	02/16/06	13,924
30,000,000		General Electric Capital Corp	4.340	02/22/06	29,821
20,000,000		General Electric Capital Corp	4.400	03/22/06	19,810
10,000,000		General Electric Capital Corp	4.520	06/27/06	9,778
30,000,000		General Electric Capital Corp	4.520	06/28/06	29,322
50,000,000		Goldman Sachs Group, Inc	4.280	02/03/06	49,798
22,570,000		Goldman Sachs Group, Inc	4.270	02/23/06	22,430
27,500,000	c	Govco, Inc	4.040	01/09/06	27,472
6,000,000	c	Govco, Inc	4.230	01/11/06	5,992
12,000,000	c	Govco, Inc	4.060	01/19/06	11,974
24,300,000	c	Govco, Inc	4.100	01/20/06	24,244
13,000,000	c	Govco, Inc	4.110	01/23/06	12,966
32,300,000	c	Govco, Inc	4.300	01/26/06	32,200
11,000,000	c	Govco, Inc	4.290	01/27/06	10,965
12,500,000	c	Govco, Inc	4.250	02/15/06	12,433
5,000,000	c	Govco, Inc	4.390	03/14/06	4,957
9,125,000	c	Govco, Inc	4.410	03/21/06	9,038
5,000,000	c	Govco, Inc	4.210	04/17/06	4,935
2,000,000	c	Grampian Funding LLC	3.740	01/09/06	1,998

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 24,000,000	c	Grampian Funding LLC	4.060	01/18/06	$23,952
17,000,000	c	Grampian Funding LLC	4.110	01/26/06	16,949
23,000,000	c	Grampian Funding LLC	4.040	02/01/06	22,916
8,000,000	c	Grampian Funding LLC	4.170	02/02/06	7,969
21,500,000	c	Grampian Funding LLC	4.360	03/07/06	21,333
1,335,000	c	Grampian Funding LLC	4.210	04/11/06	1,319
1,370,000	c	Greyhawk Funding LLC	4.200	01/18/06	1,367
25,000,000	c	Greyhawk Funding LLC	3.960	01/20/06	24,942
16,500,000	c	Greyhawk Funding LLC	4.140	01/23/06	16,456
25,000,000	c	Greyhawk Funding LLC	3.980	01/26/06	24,926
25,000,000	c	Greyhawk Funding LLC	4.210	02/06/06	24,890
23,472,000	c	Greyhawk Funding LLC	4.270	02/14/06	23,345
33,000,000	c	Greyhawk Funding LLC	4.270	02/16/06	32,816
7,000,000	c	Harley-Davidson Funding Corp	4.130	01/12/06	6,990
11,000,000	c	Harley-Davidson Funding Corp	4.190	01/23/06	10,971
8,990,000	c	Harley-Davidson Funding Corp	4.260	02/01/06	8,956
13,400,000	c	Harley-Davidson Funding Corp	4.270	02/08/06	13,338
10,000,000	c	Harrier Finance Funding LLC	4.190	01/05/06	9,994
20,000,000	c	Harrier Finance Funding LLC	4.250	01/11/06	19,974
24,500,000	c	Harrier Finance Funding LLC	3.930	01/25/06	24,431
22,500,000	c	Harrier Finance Funding LLC	4.190	02/01/06	22,418
9,000,000	c	Harrier Finance Funding LLC	4.340	02/02/06	8,964
9,150,000	c	Harrier Finance Funding LLC	4.290	02/14/06	9,101
12,683,000	c	Harrier Finance Funding LLC	4.200	02/15/06	12,615
8,702,000	c	Harrier Finance Funding LLC	3.880	03/01/06	8,642
8,475,000	c	Harrier Finance Funding LLC	4.370	03/06/06	8,411
10,870,000	c	Harrier Finance Funding LLC	4.460	04/20/06	10,725
9,880,000		HBOS Treasury Services plc	4.200	02/15/06	9,828
15,000,000		HBOS Treasury Services plc	4.270	02/21/06	14,908
6,600,000		HBOS Treasury Services plc	4.320	02/23/06	6,559
25,000,000		HBOS Treasury Services plc	4.350	03/06/06	24,813
6,587,000		HBOS Treasury Services plc	4.380	03/09/06	6,535
32,000,000		HBOS Treasury Services plc	4.390	03/15/06	31,724
25,000,000		HSBC Finance Corp	3.950	01/26/06	24,926
100,000,000		HSBC Finance Corp	4.240	01/30/06	99,652
60,800,000	c	IBM Capital, Inc	4.360	03/08/06	60,327
50,000,000		JP Morgan Chase & Co	4.160	01/11/06	49,940
9,035,000	c	Kimberley-Clark Worldwide, Inc	4.240	01/19/06	9,015
18,260,000	c	Kitty Hawk Funding Corp	4.295	01/12/06	18,234
33,000,000	c	Kitty Hawk Funding Corp	4.300	01/17/06	32,933
43,550,000	c	Kitty Hawk Funding Corp	4.220	01/20/06	43,448
3,548,000	c	Kitty Hawk Funding Corp	4.160	01/25/06	3,538
27,707,000	c	Kitty Hawk Funding Corp	4.160	01/27/06	27,620
13,000,000	c	Kitty Hawk Funding Corp	3.890	02/15/06	12,930
5,055,000	c	Kitty Hawk Funding Corp	4.260	02/16/06	5,027
6,000,000	c	Kitty Hawk Funding Corp	4.400	03/20/06	5,944
34,000,000	c	Links Finance LLC	4.230	02/09/06	33,841
47,700,000	c	Links Finance LLC	4.300	02/10/06	47,467
31,500,000	c	Links Finance LLC	4.320	02/27/06	31,280
32,000,000	c	Links Finance LLC	4.380	03/08/06	31,748
4,000,000	c	Links Finance LLC	4.380	03/13/06	3,966
44,805,000	c	Nestle Capital Corp	4.220	02/02/06	44,636

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 10,000,000		Paccar Financial Corp	4.020	01/12/06	$9,987
2,000,000		Paccar Financial Corp	4.080	01/17/06	1,996
19,259,000		Paccar Financial Corp	4.240	01/18/06	19,220
23,100,000		Paccar Financial Corp	4.150	02/02/06	23,013
5,300,000		Paccar Financial Corp	4.190	02/14/06	5,272
10,200,000		Paccar Financial Corp	4.230	02/15/06	10,146
36,935,000		Paccar Financial Corp	4.230	02/16/06	36,734
1,590,000		Paccar Financial Corp	4.270	02/27/06	1,579
10,025,000		Paccar Financial Corp	4.340	02/28/06	9,954
2,545,000		Paccar Financial Corp	4.360	03/03/06	2,527
6,590,000		Paccar Financial Corp	4.380	03/14/06	6,534
10,000,000	c	Park Avenue Receivables Corp	4.290	01/04/06	9,995
57,215,000	c	Park Avenue Receivables Corp	4.270	01/09/06	57,154
22,000,000	c	Park Avenue Receivables Corp	4.300	01/24/06	21,937
24,000,000	c	Park Avenue Receivables Corp	4.300	01/26/06	23,925
25,000,000	c	Park Avenue Receivables Corp	4.270	01/27/06	24,920
29,242,000	c	Pfizer, Inc	4.200	01/23/06	29,164
30,000,000	c	Pfizer, Inc	4.255	01/24/06	29,917
16,546,000	c	Pfizer, Inc	4.220	02/01/06	16,486
33,745,000	c	Preferred Receivables Funding	4.130	01/06/06	33,722
25,324,000	c	Preferred Receivables Funding	4.260	01/11/06	25,291
22,314,000	c	Preferred Receivables Funding	4.290	01/12/06	22,282
19,000,000	c	Preferred Receivables Funding	4.300	01/17/06	18,961
50,000,000	c	Preferred Receivables Funding	4.200	01/20/06	49,880
22,705,000	c	Private Export Funding Corp	4.120	01/10/06	22,679
17,000,000	c	Private Export Funding Corp	4.080	02/13/06	16,910
12,500,000	c	Private Export Funding Corp	4.270	03/07/06	12,405
18,000,000	c	Private Export Funding Corp	4.300	03/09/06	17,859
19,555,000	c	Private Export Funding Corp	4.110	03/16/06	19,384
5,000,000	c	Private Export Funding Corp	4.240	03/23/06	4,952
20,000,000	c	Private Export Funding Corp	4.400	04/04/06	19,777
15,000,000	c	Private Export Funding Corp	4.510	06/06/06	14,711
20,000,000	c	Private Export Funding Corp	4.460	06/08/06	19,609
23,500,000	c	Procter & Gamble Co	4.200	01/03/06	23,492
15,000,000	c	Procter & Gamble Co	4.210	01/05/06	14,991
25,000,000	c	Procter & Gamble Co	4.025	01/10/06	24,973
9,000,000	c	Procter & Gamble Co	4.020	01/17/06	8,983
28,000,000	c	Procter & Gamble Co	4.090	01/26/06	27,918
25,000,000		Rabobank USA Finance Corp	4.450	05/15/06	24,589
10,940,000		Rabobank USA Finance Corp	4.460	05/22/06	10,750
8,700,000	c	Ranger Funding Co LLC	3.970	01/03/06	8,697
3,000,000	c	Ranger Funding Co LLC	4.190	01/04/06	2,999
13,000,000	c	Ranger Funding Co LLC	4.190	01/05/06	12,992
20,000,000	c	Ranger Funding Co LLC	4.230	01/10/06	19,977
28,000,000	c	Ranger Funding Co LLC	4.230	01/12/06	27,961
52,330,000	c	Ranger Funding Co LLC	4.290	01/17/06	52,225
13,300,000	c	Ranger Funding Co LLC	4.280	01/19/06	13,270
12,000,000	c	Ranger Funding Co LLC	4.370	03/10/06	11,903
50,000,000		Royal Bank of Scotland plc	4.200	01/31/06	49,820
50,000,000		Royal Bank of Scotland plc	4.290	02/06/06	49,780
25,264,000	c	Scaldis Capital LLC	4.050	01/13/06	25,226
52,821,000	c	Scaldis Capital LLC	4.130	01/25/06	52,672
2,190,000	c	Scaldis Capital LLC	4.220	01/30/06	2,182

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 9,316,000	c	Scaldis Capital LLC	4.200	02/03/06	$9,279
9,365,000	c	Scaldis Capital LLC	4.270	02/13/06	9,315
4,900,000	c	Scaldis Capital LLC	4.290	02/15/06	4,874
5,641,000	c	Scaldis Capital LLC	4.210	02/21/06	5,606
3,000,000	c	Scaldis Capital LLC	4.210	03/27/06	2,969
3,289,000	c	Scaldis Capital LLC	4.420	05/17/06	3,234
6,500,000	c	Sheffield Receivables Corp	4.170	01/09/06	6,493
30,000,000	c	Sheffield Receivables Corp	4.300	01/10/06	29,964
33,000,000	c	Sheffield Receivables Corp	4.180	01/13/06	32,950
7,500,000	c	Sheffield Receivables Corp	4.300	01/19/06	7,483
28,000,000	c	Sheffield Receivables Corp	4.305	01/23/06	27,923
10,000,000	c	Sheffield Receivables Corp	4.310	01/24/06	9,971
25,000,000	c	Sheffield Receivables Corp	4.380	04/21/06	24,663
13,500,000		Shell International Finance	3.970	01/04/06	13,494
25,000,000		Shell International Finance	4.160	01/13/06	24,962
74,570,000		Shell International Finance	4.390	03/31/06	73,777
28,500,000	c	Sigma Finance, Inc	4.030	01/12/06	28,461
10,500,000	c	Sigma Finance, Inc	4.220	01/31/06	10,462
12,150,000	c	Sigma Finance, Inc	4.120	02/01/06	12,106
38,000,000	c	Sigma Finance, Inc	4.310	02/22/06	37,770
5,000,000	c	Sigma Finance, Inc	4.340	02/27/06	4,965
12,675,000	c	Sigma Finance, Inc	3.940	03/01/06	12,588
19,000,000	c	Sigma Finance, Inc	4.390	03/08/06	18,851
8,000,000	c	Sigma Finance, Inc	4.250	03/30/06	7,915
25,000,000	c	Sigma Finance, Inc	4.420	04/07/06	24,699
16,200,000	c	Sigma Finance, Inc	4.400	05/08/06	15,947
40,000,000		Societe Generale North America, Inc	4.290	02/01/06	39,848
25,600,000		Societe Generale North America, Inc	4.250	02/03/06	25,499
4,100,000		Societe Generale North America, Inc	4.300	02/06/06	4,082
3,000,000		Societe Generale North America, Inc	4.350	02/15/06	2,984
5,500,000		Societe Generale North America, Inc	4.310	02/21/06	5,466
9,500,000		Societe Generale North America, Inc	4.340	02/22/06	9,443
10,000,000		Societe Generale North America, Inc	4.370	03/01/06	9,933
33,300,000		Societe Generale North America, Inc	4.400	03/20/06	32,992
13,000,000		Societe Generale North America, Inc	4.430	04/12/06	12,835
5,083,000	c	Stanley Works	4.370	01/10/06	5,077
40,000,000		Toronto Dominion Holdings	4.285	01/24/06	39,886
13,000,000		UBS Finance, (Delaware), Inc	4.200	01/13/06	12,980
1,000,000		UBS Finance, (Delaware), Inc	4.230	01/18/06	998
40,000,000		UBS Finance, (Delaware), Inc	4.270	01/26/06	39,877
26,500,000		UBS Finance, (Delaware), Inc	4.240	01/27/06	26,417
13,600,000		UBS Finance, (Delaware), Inc	4.040	01/30/06	13,553
8,000,000		UBS Finance, (Delaware), Inc	4.250	02/21/06	7,951
10,960,000		UBS Finance, (Delaware), Inc	4.250	02/23/06	10,892
5,000,000		UBS Finance, (Delaware), Inc	4.260	03/02/06	4,965
16,500,000		UBS Finance, (Delaware), Inc	4.240	03/07/06	16,374
14,000,000		UBS Finance, (Delaware), Inc	4.370	04/07/06	13,838
2,100,000		UBS Finance, (Delaware), Inc	4.440	04/19/06	2,073
25,000,000	c	Variable Funding Capital Corp	4.000	01/05/06	24,986
27,000,000	c	Variable Funding Capital Corp	4.260	01/19/06	26,939
22,860,000	c	Variable Funding Capital Corp	4.260	02/06/06	22,759
5,300,000		Washington Gas Light	4.200	01/10/06	5,294

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 8,515,000		Washington Gas Light	4.240	01/19/06	$8,496
4,500,000		Washington Gas Light	4.180	01/20/06	4,489
5,093,000		Washington Gas Light	4.300	02/07/06	5,070
6,757,000		Washington Gas Light	4.300	02/10/06	6,724
2,174,000	c	Yorktown Capital, LLC	4.350	01/03/06	2,173
25,000,000	c	Yorktown Capital, LLC	4.190	01/04/06	24,988
4,697,000	c	Yorktown Capital, LLC	4.140	01/05/06	4,694
11,183,000	c	Yorktown Capital, LLC	4.350	01/06/06	11,175
15,500,000	c	Yorktown Capital, LLC	4.235	01/09/06	15,484
18,856,000	c	Yorktown Capital, LLC	4.170	01/30/06	18,790
12,451,000	c	Yorktown Capital, LLC	4.280	02/10/06	12,390
4,212,000	c	Yorktown Capital, LLC	4.400	05/10/06	4,145

		TOTAL COMMERCIAL PAPER			5,612,523

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 7.12%
65,000,000		Federal Home Loan Bank (FHLB)	4.220	02/10/06	64,693
9,490,000		FHLB	4.235	02/15/06	9,441
200,000		FHLB	4.390	05/25/06	197
6,560,000		FHLB	4.420	06/02/06	6,438
20,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.910	01/03/06	19,993
6,620,000		FHLMC	3.615	01/10/06	6,613
3,040,000		FHLMC	3.750	01/17/06	3,034
6,200,000		FHLMC	4.220	01/24/06	6,183
50,000,000		FHLMC	4.210	01/31/06	49,825
41,950,000		FHLMC	4.190	02/07/06	41,765
25,000,000		FHLMC	4.210	02/08/06	24,886
10,200,000		FHLMC	4.300	03/07/06	10,124
12,466,000		FHLMC	3.890	03/15/06	12,361
4,263,000		FHLMC	3.894	04/10/06	4,213
770,000		FHLMC	4.240	04/11/06	761
8,275,000		FHLMC	4.360	05/02/06	8,154
2,195,000		FHLMC	4.360	05/16/06	2,159
4,600,000		FHLMC	4.450	06/20/06	4,504
1,265,000		FHLMC	4.330	06/27/06	1,237
1,430,000		FHLMC	4.150	06/30/06	1,398
10,000,000		Federal National Mortgage Association (FNMA)	4.160	01/05/06	9,994
14,230,000		FNMA	4.140	01/06/06	14,220
23,000,000		FNMA	4.170	01/24/06	22,936
34,098,000		FNMA	4.110	02/01/06	33,970
50,000,000		FNMA	4.210	02/08/06	49,772
53,425,000		FNMA	3.960	02/15/06	53,149
20,000,000		FNMA	4.240	02/17/06	19,887
42,674,000		FNMA	4.250	02/22/06	42,423
305,000		FNMA	4.200	03/13/06	303
70,000		FNMA	4.250	04/28/06	69
2,290,000		FNMA	4.370	05/10/06	2,254
496,000		FNMA	3.814	06/30/06	485

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			527,441

COLLEGE RETIREMENT EQUITIES FUND - Money Market Account

			MATURITY	VALUE
PRINCIPAL		RATE	DATE	(000)

VARIABLE NOTES - 2.59%
$ 8,000,000	Barclays Bank plc (NY)	4.329	08/30/06	$8,000
22,000,000	Paccar Financial Corp	4.420	12/20/06	22,001
25,000,000	Suntrust Bank	4.350	05/17/06	25,001
50,000,000	Toyota Motor Credit Corp	4.300	10/10/06	50,003
20,000,000	US Bank NA	4.230	07/28/06	20,003
42,000,000	US Bank NA	4.491	09/29/06	42,022
25,000,000	Wachovia Bank NA/Old	4.244	12/04/06	24,999

	TOTAL VARIABLE NOTES			192,029

	TOTAL SHORT-TERM INVESTMENTS			7,394,986
	(Cost $7,395,613)

	TOTAL PORTFOLIO - 99.85%			7,394,986
	(Cost $7,395,613)
	OTHER ASSETS & LIABILITIES, NET - 0.15%			11,059

	NET ASSETS - 100.00%			$7,406,045

ABBREVIATION:
LLC	Limited Liability Company
LP	Limited Partnership

Cost amounts are in thousands.

c	Commercial Paper issued under the private placement exemption under Section 4(2)
of the Securities Act of 1933.

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

COLLEGE RETIREMENT EQUITIES FUND
EQUITY INDEX ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005

			VALUE
SHARES			(000)

COMMON STOCKS - 99.99%

AGRICULTURAL PRODUCTION-CROPS - 0.01%
2,319		Alico, Inc	$105
28,477		Chiquita Brands International, Inc	570
27,864		Delta & Pine Land Co	641
4,084	*	John B. Sanfilippo & Son	53

		TOTAL AGRICULTURAL PRODUCTION-CROPS	1,369

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
10,215		Pilgrim's Pride Corp	339
229		Seaboard Corp	346

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	685

AMUSEMENT AND RECREATION SERVICES - 0.19%
36,482	*	Alliance Gaming Corp	475
5,242		Churchill Downs, Inc	193
6,566		Dover Downs Gaming & Entertainment, Inc	93
9,773		Dover Motorsports, Inc	60
130,627		Harrah's Entertainment, Inc	9,312
25,827		International Speedway Corp (Class A)	1,237
22,402	e*	Leapfrog Enterprises, Inc	261
16,119	*	Life Time Fitness, Inc	614
26,149	e*	Magna Entertainment Corp (Class A)	187
50,012	*	Marvel Entertainment, Inc	819
19,119	e*	Multimedia Games, Inc	177
49,648	*	Penn National Gaming, Inc	1,636
30,402	*	Pinnacle Entertainment, Inc	751
65,344	e*	Six Flags, Inc	504
13,437		Speedway Motorsports, Inc	466
12,190	*	Sunterra Corp	173
22,577		Warner Music Group Corp	435
53,876		Westwood One, Inc	878
14,426	e*	WMS Industries, Inc	362
14,269		World Wrestling Entertainment, Inc	209

		TOTAL AMUSEMENT AND RECREATION SERVICES	18,842

APPAREL AND ACCESSORY STORES - 0.66%
60,814		Abercrombie & Fitch Co (Class A)	3,964
38,061	*	Aeropostale, Inc	1,001
83,316		American Eagle Outfitters, Inc	1,915
54,340	*	AnnTaylor Stores Corp	1,876
13,023		Bebe Stores, Inc	183
4,896		Buckle, Inc	158
12,020		Burlington Coat Factory Warehouse Corp	483

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

8,748	*	Cache, Inc	$151
12,702	*	Carter's, Inc	747
19,783	*	Casual Male Retail Group, Inc	121
21,208		Cato Corp (Class A)	455
10,401	*	Charlotte Russe Holding, Inc	217
84,814	*	Charming Shoppes, Inc	1,120
128,070	*	Chico's FAS, Inc	5,626
14,418	*	Children's Place Retail Stores, Inc	712
24,359		Christopher & Banks Corp	457
2,778	*	Citi Trends, Inc	119
62,316		Claire's Stores, Inc	1,821
2,900		DEB Shops, Inc	86
14,600	*	Dress Barn, Inc	564
8,500	*	DSW, Inc	223
28,742		Finish Line, Inc (Class A)	501
113,139		Foot Locker, Inc	2,669
418,934		Gap, Inc	7,390
31,627	*	HOT Topic, Inc	451
15,736	*	Jo-Ann Stores, Inc	186
10,243	*	JOS A Bank Clothiers, Inc	445
216,746	*	Kohl's Corp	10,534
246,100		Limited Brands, Inc	5,500
9,075	*	New York & Co, Inc	192
155,252		Nordstrom, Inc	5,806
51,957	*	Pacific Sunwear Of California, Inc	1,295
46,317	*	Payless Shoesource, Inc	1,162
106,148		Ross Stores, Inc	3,068
5,056	*	Shoe Carnival, Inc	111
20,532		Stage Stores, Inc	611
4,570		Syms Corp	66
15,617		Talbots, Inc	434
45,927	e*	The Wet Seal, Inc	204
26,898	*	Too, Inc	759
8,125	e*	Under Armour, Inc	311
73,992	*	Urban Outfitters, Inc	1,873
13,300	*	Wilsons The Leather Experts, Inc	48

		TOTAL APPAREL AND ACCESSORY STORES	65,615

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
11,458	e*	Columbia Sportswear Co	547
22,006	*	DHB Industries, Inc	98
11,457	*	Guess ?, Inc	408
26,849	e*	Gymboree Corp	628
17,824	*	Hartmarx Corp	139
16,865	*	Innovo Group, Inc	17
85,722		Jones Apparel Group, Inc	2,633
20,358		Kellwood Co	486
77,439		Liz Claiborne, Inc	2,774
13,600	*	Maidenform Brands, Inc	172
23,573		Phillips-Van Heusen Corp	764

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

38,007		Polo Ralph Lauren Corp	$2,134
88,264	*	Quiksilver, Inc	1,222
24,108		Russell Corp	325
62,519		VF Corp	3,460
3,600	*	Volcom, Inc	123
33,246	*	Warnaco Group, Inc	888

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	16,818

AUTO REPAIR, SERVICES AND PARKING - 0.06%
7,870	*	Amerco, Inc	567
7,500		Bandag, Inc	320
18,386		Central Parking Corp	252
18,371	*	Dollar Thrifty Automotive Group, Inc	663
10,010	*	Midas, Inc	184
7,028		Monro Muffler, Inc	213
36,846	*	PHH Corp	1,032
45,649		Ryder System, Inc	1,873
28,100	e*	Wright Express Corp	618

		TOTAL AUTO REPAIR, SERVICES AND PARKING	5,722

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
75,964	*	Advance Auto Parts	3,301
5,463	e*	America's Car-Mart, Inc	90
9,627	*	Asbury Automotive Group, Inc	159
127,505	*	Autonation, Inc	2,771
40,967	e*	Autozone, Inc	3,759
75,672	e*	Carmax, Inc	2,095
46,377	*	Copart, Inc	1,069
32,325	*	CSK Auto Corp	487
12,002		Lithia Motors, Inc (Class A)	377
9,373	*	MarineMax, Inc	296
69,507	*	O'Reilly Automotive, Inc	2,225
14,443	*	Rush Enterprises, Inc (Class A)	215
21,187		Sonic Automotive, Inc	472
18,502		United Auto Group, Inc	707

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	18,023

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.09%
9,000	*	Builders FirstSource, Inc	192
15,227	*	Central Garden & Pet Co	700
89,346	e	Fastenal Co	3,501
1,542,058		Home Depot, Inc	62,423
549,017		Lowe's Cos, Inc	36,597
81,872		Sherwin-Williams Co	3,719

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	107,132

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

BUSINESS SERVICES - 7.35%
264,139	*	3Com Corp	$951
8,307	*	3D Systems Corp	150
26,859		Aaron Rents, Inc	566
27,339		ABM Industries, Inc	534
169,897	*	Activision, Inc	2,334
60,725		Acxiom Corp	1,397
16,260		Administaff, Inc	684
422,896		Adobe Systems, Inc	15,630
17,823	*	Advent Software, Inc	515
21,459		Advo, Inc	605
86,013	e*	Affiliated Computer Services, Inc (Class A)	5,090
33,812	*	Agile Software Corp	202
95,402	*	Akamai Technologies, Inc	1,901
59,811	*	Alliance Data Systems Corp	2,129
16,184	*	Altiris, Inc	273
8,987	*	American Reprographics Co	228
31,343	*	AMICAS, Inc	155
11,399	*	AMN Healthcare Services, Inc	225
4,645	*	Ansoft Corp	158
21,881	*	Ansys, Inc	934
20,870	*	Anteon International Corp	1,134
41,839	e*	Applied Digital Solutions, Inc	120
39,210	e*	aQuantive, Inc	990
4,813	*	Arbinet-thexchange, Inc	34
22,433		Arbitron, Inc	852
48,947	*	Ariba, Inc	360
33,163	*	Aspen Technology, Inc	260
5,092	*	Asset Acceptance Capital Corp	114
34,752	*	Atari, Inc	38
21,488	e*	Audible, Inc	276
26,919	*	Autobytel, Inc	133
161,922		Autodesk, Inc	6,955
416,234		Automatic Data Processing, Inc	19,101
35,025	*	Avocent Corp	952
9,803	e*	Bankrate, Inc	289
255,276	*	BEA Systems, Inc	2,400
125,578	*	BearingPoint, Inc	987
86,266	*	BISYS Group, Inc	1,209
6,450		Blackbaud, Inc	110
12,662	*	Blackboard, Inc	367
8,392	*	Blue Coat Systems, Inc	384
156,574	*	BMC Software, Inc	3,208
52,351	*	Borland Software Corp	342
12,774	*	Bottomline Technologies, Inc	141
28,197		Brady Corp (Class A)	1,020
39,120		Brink's Co	1,874
20,536	*	CACI International, Inc (Class A)	1,178
196,496	e*	Cadence Design Systems, Inc	3,325
36,094		Catalina Marketing Corp	915
46,548	*	CBIZ, Inc	280
4,633	*	CCC Information Services Group, Inc	121

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

741,390		Cendant Corp	$12,789
107,162	*	Ceridian Corp	2,663
20,551	e*	Cerner Corp	1,868
40,066		Certegy, Inc	1,625
58,214	*	Checkfree Corp	2,672
64,733	*	ChoicePoint, Inc	2,881
36,800	*	Ciber, Inc	243
120,090	*	Citrix Systems, Inc	3,456
25,900	*	Clear Channel Outdoor Holdings, Inc	519
5,869	e*	Click Commerce, Inc	123
331,660	*	CMGI, Inc	504
89,393	*	CNET Networks, Inc	1,313
5,230	*	Cogent Communications Group, Inc	29
18,543	*	Cogent, Inc	421
29,787		Cognex Corp	896
94,777	*	Cognizant Technology Solutions Corp	4,772
329,743		Computer Associates International, Inc	9,295
5,248		Computer Programs & Systems, Inc	217
135,553	*	Computer Sciences Corp	6,864
269,635	*	Compuware Corp	2,419
8,577	*	COMSYS IT Partners, Inc	95
24,465	*	Concur Technologies, Inc	315
98,532	*	Convergys Corp	1,562
11,471	*	CoStar Group, Inc	495
21,438	*	Covansys Corp	292
35,280	*	CSG Systems International, Inc	787
15,130	e*	Cyberguard Corp	134
17,707	*	Cybersource Corp	117
37,676		Deluxe Corp	1,136
29,125	*	Dendrite International, Inc	420
26,936	*	Digital Insight Corp	862
23,606	e*	Digital River, Inc	702
46,477	e*	DST Systems, Inc	2,784
89,790	*	Earthlink, Inc	998
773,889	*	eBay, Inc	33,471
18,386	*	Echelon Corp	144
26,431	*	Eclipsys Corp	500
17,209	*	eCollege.com, Inc	310
31,021	*	eFunds Corp	727
11,677	*	Electro Rent Corp	174
218,081	*	Electronic Arts, Inc	11,408
366,064		Electronic Data Systems Corp	8,800
39,428	*	Electronics for Imaging, Inc	1,049
9,680	*	Emageon, Inc	154
245,311	e*	Emdeon Corp	2,075
41,212	*	Entrust, Inc	199
42,487	*	Epicor Software Corp	600
8,841	*	EPIQ Systems, Inc	164
91,569		Equifax, Inc	3,481
10,642	*	Equinix, Inc	434
3,271	e*	Escala Group, Inc	66
15,409	*	eSpeed, Inc (Class A)	119

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

25,946	*	F5 Networks, Inc	$1,484
23,664		Factset Research Systems, Inc	974
48,668		Fair Isaac Corp	2,150
22,225	e*	FalconStor Software, Inc	164
28,881	*	Filenet Corp	747
5,700	*	First Advantage Corp	152
550,589		First Data Corp	23,681
136,159	*	Fiserv, Inc	5,892
9,100	*	Forrester Research, Inc	171
9,437	*	FTD Group, Inc	98
39,457	*	Gartner, Inc (Class A)	509
34,222	*	Getty Images, Inc	3,055
19,091		Gevity HR, Inc	491
2,500	*	Global Cash Access, Inc	36
117,749	*	Google, Inc (Class A)	48,849
87,961		GTECH Holdings Corp	2,792
18,495		Healthcare Services Group	383
5,400	*	Heartland Payment Systems, Inc	117
14,300	*	Heidrick & Struggles International, Inc	458
130,632	*	Homestore, Inc	666
17,722	*	Hudson Highland Group, Inc	308
33,040	*	Hypercom Corp	211
41,697	*	Hyperion Solutions Corp	1,494
17,154	*	IDX Systems Corp	753
12,987	*	iGate Corp	63
10,800	*	IHS, Inc	222
159,448		IMS Health, Inc	3,973
14,150	e*	Infocrossing, Inc	122
62,644	*	Informatica Corp	752
23,086	*	Infospace, Inc	596
20,612		infoUSA, Inc	225
11,821	*	Innovative Solutions & Support, Inc	151
7,121		Integral Systems, Inc	134
25,164		Interactive Data Corp	571
21,871	*	Intergraph Corp	1,089
36,576	*	Internet Capital Group, Inc	301
26,357	*	Internet Security Systems, Inc	552
5,413		Interpool, Inc	102
299,288	e*	Interpublic Group of Cos, Inc	2,888
5,555	*	Intervideo, Inc	59
26,296	*	Interwoven, Inc	223
11,196	*	Intrado, Inc	258
112,110	*	Intuit, Inc	5,975
37,527	*	Ipass, Inc	246
8,476	*	iPayment, Inc	352
77,948	*	Iron Mountain, Inc	3,291
33,229	*	iVillage, Inc	266
54,563		Jack Henry & Associates, Inc	1,041
8,462	*	Jamdat Mobile, Inc	225
18,698	*	JDA Software Group, Inc	318
385,594	*	Juniper Networks, Inc	8,599
15,435	*	Jupitermedia Corp	228

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

17,172	*	Kanbay International, Inc	$273
34,016	*	Keane, Inc	375
12,654		Kelly Services, Inc (Class A)	332
300	*	Kenexa Corp	6
12,200	*	Keynote Systems, Inc	157
21,985	*	Kforce, Inc	245
47,412	e*	KFX, Inc	811
35,326	*	Kinetic Concepts, Inc	1,405
27,700	*	Korn/Ferry International	518
22,157	*	Kronos, Inc	927
37,895	*	Labor Ready, Inc	789
60,403	*	Lamar Advertising Co	2,787
43,055	e*	Lawson Software, Inc	316
43,208	*	Lionbridge Technologies	303
11,455	*	LoJack Corp	276
23,625	*	Magma Design Automation, Inc	199
11,428	*	Majesco Entertainment Co	13
19,563	*	Manhattan Associates, Inc	401
64,225		Manpower, Inc	2,986
10,910	*	Mantech International Corp (Class A)	304
13,097	*	Mapinfo Corp	165
13,399	e*	Marchex, Inc	301
3,847	*	Marlin Business Services, Inc	92
31,524	*	Matrixone, Inc	157
114,462	*	McAfee, Inc	3,105
53,708	*	Mentor Graphics Corp	555
47,170	*	Mercury Interactive Corp	1,311
58,739	*	Micromuse, Inc	581
6,598,926		Microsoft Corp	172,562
9,807	*	MicroStrategy, Inc	811
15,186	e*	Midway Games, Inc	288
60,872		MoneyGram International, Inc	1,588
72,817	e*	Monster Worldwide, Inc	2,972
15,428	*	Motive, Inc	48
73,891	*	MPS Group, Inc	1,010
12,659	*	MRO Software, Inc	178
63,925	*	NAVTEQ Corp	2,804
21,970	*	NCO Group, Inc	372
130,841	*	NCR Corp	4,441
28,747	*	NDCHealth Corp	553
12,631	*	Ness Technologies, Inc	136
25,309	e*	NetFlix, Inc	685
37,676	*	NetIQ Corp	463
7,961	*	Netratings, Inc	98
15,388	*	Netscout Systems, Inc	84
20,183	*	NIC, Inc	124
273,516	*	Novell, Inc	2,415
130,851		Omnicom Group, Inc	11,139
14,464	*	Online Resources Corp	160
13,382	*	Open Solutions, Inc	307
51,942	*	Opsware, Inc	353
2,694,514	*	Oracle Corp	32,900

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

25,857	*	Packeteer, Inc	$201
190,899	*	Parametric Technology Corp	1,165
13,662	*	PDF Solutions, Inc	222
7,322	*	Pegasystems, Inc	54
56,420	*	Perot Systems Corp (Class A)	798
15,217	*	Phase Forward, Inc	148
16,585	*	Phoenix Technologies Ltd	104
10,816	*	Portfolio Recovery Associates, Inc	502
7,813	*	PRA International	220
49,575	*	Premiere Global Services, Inc	403
28,939	*	Progress Software Corp	821
8,302		QAD, Inc	64
5,760		Quality Systems, Inc	442
43,983	*	Quest Software, Inc	642
15,387	*	Radiant Systems, Inc	187
12,390	*	Radisys Corp	215
87,162	*	RealNetworks, Inc	676
127,427	*	Red Hat, Inc	3,471
29,008	*	Redback Networks, Inc	408
5,893	e	Renaissance Learning, Inc	112
54,784	*	Rent-A-Center, Inc	1,033
17,000	*	Rent-Way, Inc	109
44,118		Reynolds & Reynolds Co (Class A)	1,238
7,282	*	RightNow Technologies, Inc	135
120,048		Robert Half International, Inc	4,549
20,193		Rollins, Inc	398
48,634	*	RSA Security, Inc	546
47,690	*	S1 Corp	208
17,942	*	SafeNet, Inc	578
50,012	e*	Salesforce.com, Inc	1,603
55,315	*	Sapient Corp	315
27,721	*	Secure Computing Corp	340
19,187	*	Serena Software, Inc	450
205,113		ServiceMaster Co	2,451
6,537	*	SI International, Inc	200
365,996		Siebel Systems, Inc	3,872
18,198	*	Sohu.com, Inc	334
38,536	*	SonicWALL, Inc	305
191,771	e*	Sonus Networks, Inc	713
29,603	*	Sotheby's Holdings, Inc (Class A)	544
42,038	*	Spherion Corp	421
12,303	*	SPSS, Inc	381
20,112	*	SRA International, Inc (Class A)	614
6,412	*	SSA Global Technologies, Inc	117
7,046		Startek, Inc	127
13,149	*	Stellent, Inc	131
7,178	*	Stratasys, Inc	180
2,417,570	*	Sun Microsystems, Inc	10,130
30,185	*	SupportSoft, Inc	127
62,826	*	Sybase, Inc	1,373
15,600	*	SYKES Enterprises, Inc	209
776,799	*	Symantec Corp	13,594

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

4,247	*	SYNNEX Corp	$64
100,030	*	Synopsys, Inc	2,007
4,749		Syntel, Inc	99
48,339	e*	Take-Two Interactive Software, Inc	856
3,200	*	TAL International Group, Inc	66
13,008		Talx Corp	595
24,393	*	TeleTech Holdings, Inc	294
45,528	e*	THQ, Inc	1,086
146,332	*	TIBCO Software, Inc	1,093
8,788	*	TNS, Inc	169
25,671		Total System Services, Inc	508
12,167	*	TradeStation Group, Inc	151
28,073	*	Transaction Systems Architects, Inc	808
2,800	e*	Travelzoo, Inc	62
28,864	*	Trizetto Group, Inc	490
18,710	*	TRM Corp	139
15,759	*	Ultimate Software Group, Inc	301
232,720	*	Unisys Corp	1,357
42,307		United Online, Inc	602
50,674	*	United Rentals, Inc	1,185
12,346	*	Universal Compression Holdings, Inc	508
62,984	*	Valueclick, Inc	1,141
23,271	e*	Vasco Data Security International	230
18,544	*	Ventiv Health, Inc	438
9,078	*	Verint Systems, Inc	313
185,486	*	VeriSign, Inc	4,066
5	*	Versata, Inc	-	^
5,226	*	Vertrue, Inc	185
15,178		Viad Corp	445
18,715	*	Vignette Corp	305
5,200	*	Volt Information Sciences, Inc	99
404,170		Waste Management, Inc	12,267
22,569	e*	WebEx Communications, Inc	488
2,953	e*	WebMD Health Corp	86
38,958	*	webMethods, Inc	300
16,770	*	Websense, Inc	1,101
6,340	*	WebSideStory, Inc	115
47,480	*	Wind River Systems, Inc	701
19,609	*	Witness Systems, Inc	386
858,428	*	Yahoo!, Inc	33,633

		TOTAL BUSINESS SERVICES	725,830

CHEMICALS AND ALLIED PRODUCTS - 9.56%
103,834	e*	Aastrom Biosciences, Inc	219
1,107,252		Abbott Laboratories	43,659
66,130	*	Abgenix, Inc	1,422
11,227	*	Acadia Pharmaceuticals, Inc	111
5,579	*	Adams Respiratory Therapeutics, Inc	227
3,049	*	Adeza Biomedical Corp	64
31,936	*	Adolor Corp	466

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

163,411		Air Products & Chemicals, Inc	$9,672
17,349	*	Albany Molecular Research, Inc	211
27,116		Albemarle Corp	1,040
52,670		Alberto-Culver Co	2,410
20,806	*	Alexion Pharmaceuticals, Inc	421
62,381	*	Alkermes, Inc	1,193
30,787		Alpharma, Inc (Class A)	878
13,985	e*	American Pharmaceutical Partners, Inc	542
6,484		American Vanguard Corp	152
883,115	*	Amgen, Inc	69,642
50,851	*	Andrx Corp	838
16,685		Arch Chemicals, Inc	499
24,842	*	Arena Pharmaceuticals, Inc	353
21,813	*	Arqule, Inc	133
22,005	*	Array Biopharma, Inc	154
27,606	e*	Atherogenics, Inc	552
74,967	*	AVANIR Pharmaceuticals	258
79,293		Avery Dennison Corp	4,383
333,592		Avon Products, Inc	9,524
5,320		Balchem Corp	159
72,758	*	Barr Pharmaceuticals, Inc	4,532
10,343	e*	Barrier Therapeutics, Inc	85
10,191	*	Bentley Pharmaceuticals, Inc	167
27,226	*	Bioenvision, Inc	178
244,314	*	Biogen Idec, Inc	11,075
53,117	*	BioMarin Pharmaceuticals, Inc	573
1,383,239		Bristol-Myers Squibb Co	31,787
44,523		Cabot Corp	1,594
21,400		Calgon Carbon Corp	122
20,927		Cambrex Corp	393
5,883	*	Caraco Pharmaceutical Laboratories Ltd	53
35,200		Celanese Corp (Series A)	673
28,958	e*	Cell Genesys, Inc	172
53,284	e*	Cell Therapeutics, Inc	116
41,346	e*	Cephalon, Inc	2,677
28,900		CF Industries Holdings, Inc	441
50,525	*	Charles River Laboratories International, Inc	2,141
12,829	*	Chattem, Inc	467
169,387		Chemtura Corp	2,151
77,164	*	Chiron Corp	3,431
46,317		Church & Dwight Co, Inc	1,530
110,094		Clorox Co	6,263
7,672	e*	Coley Pharmaceutical Group, Inc	116
372,362		Colgate-Palmolive Co	20,424
25,200	*	Connetics Corp	364
5,761	*	Conor Medsystems, Inc	111
16,097	*	Cotherix, Inc	171
39,198	*	Cubist Pharmaceuticals, Inc	833
26,872	*	Curis, Inc	96
38,840	*	Cypress Bioscience, Inc	224
27,668		Cytec Industries, Inc	1,318
62,566		Dade Behring Holdings, Inc	2,558

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

42,749	*	Dendreon Corp	$232
16,184		Diagnostic Products Corp	786
10,394	*	Digene Corp	303
42,175	*	Discovery Laboratories, Inc	282
15,681	*	Dov Pharmaceutical, Inc	230
687,562		Dow Chemical Co	30,129
651,710		Du Pont (E.I.) de Nemours & Co	27,698
30,568	e*	Durect Corp	155
9,709	*	Dusa Pharmaceuticals, Inc	105
56,083		Eastman Chemical Co	2,893
131,306		Ecolab, Inc	4,762
699,778		Eli Lilly & Co	39,600
17,426	*	Elizabeth Arden, Inc	350
42,677	*	Encysive Pharmaceuticals, Inc	337
86,535		Engelhard Corp	2,609
28,467	*	Enzon Pharmaceuticals, Inc	211
14,772	*	EPIX Pharmaceuticals, Inc	60
95,412		Estee Lauder Cos (Class A)	3,194
28,545		Ferro Corp	536
19,065	e*	First Horizon Pharmaceutical Corp	329
26,890	*	FMC Corp	1,430
249,468	*	Forest Laboratories, Inc	10,148
331,084	*	Genentech, Inc	30,625
16,478	e*	Genitope Corp	131
178,681	*	Genzyme Corp	12,647
23,497		Georgia Gulf Corp	715
51,960	e*	Geron Corp	447
319,479	*	Gilead Sciences, Inc	16,814
51,990	e*	GlobeTel Communications Corp	192
3,519	*	GTx, Inc	27
22,507		H.B. Fuller Co	722
3,526	*	Hi-Tech Pharmacal Co, Inc	156
110,761	*	Hospira, Inc	4,738
102,084	*	Human Genome Sciences, Inc	874
41,900	*	Huntsman Corp	721
8,798	*	Idenix Pharmaceuticals, Inc	150
23,187	*	Idexx Laboratories, Inc	1,669
49,238	e*	ImClone Systems, Inc	1,686
30,772	*	Immucor, Inc	719
27,300	*	Immunogen, Inc	140
24,514	*	Inspire Pharmaceuticals, Inc	125
3,281		Inter Parfums, Inc	59
19,810	e*	InterMune, Inc	333
68,676		International Flavors & Fragrances, Inc	2,301
13,120	e*	Introgen Therapeutics, Inc	69
15,810	*	Inverness Medical Innovations, Inc	375
33,729	*	Invitrogen Corp	2,248
141,876	e*	IVAX Corp	4,445
169,461	*	King Pharmaceuticals, Inc	2,867
10,896	*	Kos Pharmaceuticals, Inc	564
2,620		Kronos Worldwide, Inc	76
28,944	*	KV Pharmaceutical Co (Class A)	596

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

47,866		Lubrizol Corp	$2,079
139,725		Lyondell Chemical Co	3,328
23,300		MacDermid, Inc	650
9,202	e	Mannatech, Inc	127
19,053	e*	MannKind Corp	215
4,648	e*	Marshall Edwards, Inc	29
21,562	e*	Martek Biosciences Corp	531
83,079	e*	Medarex, Inc	1,151
33,866	*	Medicines Co	591
37,378	e	Medicis Pharmaceutical Corp (Class A)	1,198
173,275	*	Medimmune, Inc	6,068
1,574,816		Merck & Co, Inc	50,095
11,203		Meridian Bioscience, Inc	226
53,947	*	MGI Pharma, Inc	926
211,719	*	Millennium Pharmaceuticals, Inc	2,054
14,800		Minerals Technologies, Inc	827
9,461	*	Momenta Pharmaceuticals, Inc	208
189,396		Monsanto Co	14,684
89,883	*	Mosaic Co	1,315
153,243		Mylan Laboratories, Inc	3,059
16,446	*	Myogen, Inc	496
40,164	*	Nabi Biopharmaceuticals	136
57,431	*	Nalco Holding Co	1,017
12,152	e*	Nastech Pharmaceutical Co, Inc	179
6,100		Natures Sunshine Products, Inc	110
39,147	*	NBTY, Inc	636
25,107	*	Neurocrine Biosciences, Inc	1,575
4,286	*	New River Pharmaceuticals, Inc	222
11,820	*	NewMarket Corp	289
14,638	e*	NitroMed, Inc	204
4,943		NL Industries, Inc	70
18,316	e*	Northfield Laboratories, Inc	245
15,161	*	Noven Pharmaceuticals, Inc	229
36,372	*	NPS Pharmaceuticals, Inc	431
28,770	*	Nuvelo, Inc	233
8,064		Octel Corp	131
48,874		Olin Corp	962
20,315	*	OM Group, Inc	381
28,523	*	Onyx Pharmaceuticals, Inc	820
30,922	*	OraSure Technologies, Inc	273
38,155	e*	OSI Pharmaceuticals, Inc	1,070
16,715	e*	Pain Therapeutics, Inc	113
23,128	*	Par Pharmaceutical Cos, Inc	725
17,955	*	Parexel International Corp	364
4,147	e*	Parlux Fragrances, Inc	127
14,839	*	Penwest Pharmaceuticals Co	290
57,816		Perrigo Co	862
5,279,517		Pfizer, Inc	123,118
16,760	*	Pharmion Corp	298
7,693	*	Pioneer Cos, Inc	232
67,684	*	PolyOne Corp	435
15,548	*	Pozen, Inc	149

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

121,313		PPG Industries, Inc	$7,024
231,138		Praxair, Inc	12,241
20,200	*	Prestige Brands Holdings, Inc	252
2,396,044		Procter & Gamble Co	138,683
12,022	*	Progenics Pharmaceuticals, Inc	301
79,296	*	Protein Design Labs, Inc	2,254
18,760	*	Renovis, Inc	287
94,597	*	Revlon, Inc (Class A)	293
13,000	*	Rockwood Holdings, Inc	256
114,298		Rohm & Haas Co	5,534
82,623		RPM International, Inc	1,435
32,161	*	Salix Pharmaceuticals Ltd	565
1,048,196		Schering-Plough Corp	21,855
32,166		Scotts Miracle-Gro Co (Class A)	1,455
33,451		Sensient Technologies Corp	599
73,990	e*	Sepracor, Inc	3,818
24,785	*	Serologicals Corp	489
49,225	e	Sigma-Aldrich Corp	3,115
43,975	e*	StemCells, Inc	152
3,400		Stepan Co	91
5,401		Stratagene Corp	54
36,010	*	SuperGen, Inc	182
10,427	e*	SurModics, Inc	386
15,482	e*	Tanox, Inc	253
7,588	e*	Tercica, Inc	54
64,462	*	Terra Industries, Inc	361
8,500	*	Threshold Pharmaceuticals, Inc	123
12,400		Tronox, Inc	162
22,748		UAP Holding Corp	464
15,614	*	United Therapeutics Corp	1,079
9,413	e*	USANA Health Sciences, Inc	361
60,102		USEC, Inc	718
63,856		Valeant Pharmaceuticals International	1,154
74,134		Valspar Corp	1,829
60,046	*	VCA Antech, Inc	1,693
69,633	*	Vertex Pharmaceuticals, Inc	1,927
75,904	*	Watson Pharmaceuticals, Inc	2,468
26,644		Wellman, Inc	181
9,000		Westlake Chemical Corp	259
47,789	*	WR Grace & Co	449
955,643		Wyeth	44,026
600	*	Xenoport, Inc	11
18,432	*	Zymogenetics, Inc	313

		TOTAL CHEMICALS AND ALLIED PRODUCTS	944,617

COAL MINING - 0.20%
20,700	*	Alpha Natural Resources, Inc	398
44,925	e	Arch Coal, Inc	3,571
64,551		Consol Energy, Inc	4,207
16,700		Foundation Coal Holdings, Inc	635

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

8,985	e*	James River Coal Co	$343
55,393		Massey Energy Co	2,098
92,171		Peabody Energy Corp	7,597
14,219		Penn Virginia Corp	816

		TOTAL COAL MINING	19,665

COMMUNICATIONS - 4.05%
45,207		Adtran, Inc	1,344
37,050	*	Airspan Networks, Inc	211
91,391	*	Alamosa Holdings, Inc	1,701
6,373		Alaska Communications Systems Group, Inc	65
266,362	e	Alltel Corp	16,807
283,307	*	American Tower Corp (Class A)	7,678
21,775		Anixter International, Inc	852
2,802,081		AT&T, Inc	68,623
10,900	*	Audiovox Corp (Class A)	151
337,639	*	Avaya, Inc	3,603
3,494		Beasley Broadcast Group, Inc (Class A)	47
1,293,688		BellSouth Corp	35,059
18,769	*	Brightpoint, Inc	520
140,705	e*	Cablevision Systems Corp (Class A)	3,302
15,110		Centennial Communications Corp	235
92,016		CenturyTel, Inc	3,051
177,593	e*	Charter Communications, Inc (Class A)	217
180,973	*	Cincinnati Bell, Inc	635
32,049		Citadel Broadcasting Corp	431
242,314		Citizens Communications Co	2,964
388,453	e	Clear Channel Communications, Inc	12,217
1,450,293	*	Comcast Corp (Class A)	37,650
15,381		Commonwealth Telephone Enterprises, Inc	519
14,680		Consolidated Communications Holdings, Inc	191
24,768	*	Cox Radio, Inc (Class A)	349
154,710	*	Crown Castle International Corp	4,163
13,062	*	Crown Media Holdings, Inc (Class A)	120
12,239		CT Communications, Inc	149
39,520	*	Cumulus Media, Inc (Class A)	490
496,072	*	DIRECTV Group, Inc	7,005
107,468	*	Dobson Communications Corp (Class A)	806
165,455	*	EchoStar Communications Corp (Class A)	4,495
26,966	*	Emmis Communications Corp (Class A)	537
26,175	*	Entercom Communications Corp	777
52,691	*	Entravision Communications Corp (Class A)	375
19,917		Fairpoint Communications, Inc	206
4,284	*	Fisher Communications, Inc	177
300	e,v*	Focal Communications Corp	-	^
84,061	*	Foundry Networks, Inc	1,161
38,028	*	General Communication, Inc (Class A)	393
47,416		Global Payments, Inc	2,210
14,920		Golden Telecom, Inc	387
29,084		Gray Television, Inc	286

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

23,613		Hearst-Argyle Television, Inc	$563
2,578	*	Hungarian Telephone & Cable	40
126,781	e*	IAC/InterActiveCorp	3,589
39,942	*	IDT Corp (Class B)	467
10,890	e*	InPhonic, Inc	95
18,200		Iowa Telecommunications Services, Inc	282
16,286	e*	j2 Global Communications, Inc	696
500,217	e*	Level 3 Communications, Inc	1,436
10,858		Liberty Corp	508
332,309	*	Liberty Global, Inc	7,477
1,980,575	*	Liberty Media Corp (Class A)	15,587
17,509	*	Lin TV Corp (Class A)	195
11,186	*	Lodgenet Entertainment Corp	156
20,944	*	Mastec, Inc	219
196,482		MCI, Inc	3,877
42,748	*	Mediacom Communications Corp	235
17,000	*	NeuStar, Inc	518
108,296	*	Nextel Partners, Inc (Class A)	3,026
87,410	*	NII Holdings, Inc (Class B)	3,818
9,887		North Pittsburgh Systems, Inc	186
20,547	e*	Novatel Wireless, Inc	249
52,662	*	NTL, Inc	3,585
34,520		PanAmSat Holding Corp	846
1,619		Preformed Line Products Co	69
32,678	*	Price Communications Corp	486
1,076,264	*	Qwest Communications International, Inc	6,081
57,767	*	Radio One, Inc (Class D)	598
15,748	e*	RCN Corp	369
27	e,v*	RCN Corp Wts 12/21/06	-	^
22,221	*	Regent Communications, Inc	103
10,586	*	Saga Communications, Inc (Class A)	115
8,327	*	Salem Communications Corp (Class A)	146
59,888	*	SBA Communications Corp	1,072
4,430		Shenandoah Telecom Co	176
29,018		Sinclair Broadcast Group, Inc (Class A)	267
23,949	*	Spanish Broadcasting System, Inc (Class A)	122
1,984,104		Sprint Nextel Corp	46,349
9,587		SureWest Communications	253
11,859	*	Syniverse Holdings, Inc	248
28,001	*	Talk America Holdings, Inc	242
76,879		Telephone and Data Systems, Inc (Non-Vote)	2,770
29,464	e*	Telkonet, Inc	122
24,161	e*	Terremark Worldwide, Inc	112
50,624	e*	TiVo, Inc	259
59,409	*	Ubiquitel, Inc	587
157,082	*	Univision Communications, Inc (Class A)	4,617
11,370	*	US Cellular Corp	562
18,421		USA Mobility, Inc	511
21,100		Valor Communications Group, Inc	240
1,959,985	e	Verizon Communications, Inc	59,035
14,180	*	West Corp	598
38,447	*	Wireless Facilities, Inc	196

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

7,747	e*	WorldSpace, Inc	$112
148,755	*	XM Satellite Radio Holdings, Inc	4,058

		TOTAL COMMUNICATIONS	400,284

DEPOSITORY INSTITUTIONS - 10.01%
8,438		1st Source Corp	212
7,930	*	ACE Cash Express, Inc	185
11,027		Alabama National Bancorp	714
16,250		Amcore Financial, Inc	494
6,684	*	AmericanWest Bancorp	158
7,905		Ameris Bancorp	157
5,808	e	Ames National Corp	149
250,458		AmSouth Bancorp	6,565
19,000		Anchor Bancorp Wisconsin, Inc	576
7,163		Arrow Financial Corp	187
99,439		Associated Banc-Corp	3,237
71,412		Astoria Financial Corp	2,100
9,642	*	Banc Corp	110
2,308		Bancfirst Corp	182
5,125	*	Bancorp, Inc	87
55,303		Bancorpsouth, Inc	1,221
5,589		BancTrust Financial Group, Inc	112
48,672		Bank Mutual Corp	516
2,868,665		Bank of America Corp	132,389
8,708		Bank of Granite Corp	161
36,876		Bank of Hawaii Corp	1,901
554,223		Bank of New York Co, Inc	17,652
6,903		Bank of the Ozarks, Inc	255
29,894		BankAtlantic Bancorp, Inc (Class A)	419
8,800	*	BankFinancial Corp	129
18,700		BankUnited Financial Corp (Class A)	497
6,670		Banner Corp	208
386,410		BB&T Corp	16,194
3,588		Berkshire Hills Bancorp, Inc	120
13,613	*	BFC Financial Corp	75
16,366		BOK Financial Corp	744
24,206		Boston Private Financial Holdings, Inc	736
49,152		Brookline Bancorp, Inc	696
5,218		Camden National Corp	172
7,125		Capital City Bank Group, Inc	244
6,231		Capital Corp of the West	202
3,920	*	Capital Crossing Bank	131
8,466		Capitol Bancorp Ltd	317
16,280		Capitol Federal Financial	536
16,258		Cardinal Financial Corp	179
11,088		Cascade Bancorp	255
33,498		Cathay General Bancorp	1,204
40,600	e*	Centennial Bank Holdings, Inc	502
7,848		Center Financial Corp	197
6,901	*	Central Coast Bancorp	171

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

20,935		Central Pacific Financial Corp	$752
2,526		Charter Financial Corp	90
16,601		Chemical Financial Corp	527
32,874		Chittenden Corp	914
3,695,609		Citigroup, Inc	179,348
5,668	e	Citizens & Northern Corp	145
31,916		Citizens Banking Corp	886
5,270		City Bank	187
12,921		City Holding Co	465
30,438		City National Corp	2,205
8,907		Clifton Savings Bancorp, Inc	90
10,056		Coastal Financial Corp	129
10,291		CoBiz, Inc	188
108,466		Colonial Bancgroup, Inc	2,584
3,648	e	Colony Bankcorp, Inc	91
3,557		Columbia Bancorp	147
10,948		Columbia Banking System, Inc	313
119,507		Comerica, Inc	6,783
122,807		Commerce Bancorp, Inc	4,226
45,263		Commerce Bancshares, Inc	2,359
3,243		Commercial Bankshares, Inc	115
30,592		Commercial Capital Bancorp, Inc	524
3,531	*	Community Bancorp	112
20,690		Community Bank System, Inc	467
13,579		Community Banks, Inc	380
9,922		Community Trust Bancorp, Inc	305
89,530		Compass Bancshares, Inc	4,323
12,923		Corus Bankshares, Inc	727
37,326		Cullen/Frost Bankers, Inc	2,004
32,538		CVB Financial Corp	661
19,824		Dime Community Bancshares	290
15,167		Downey Financial Corp	1,037
40,290		East West Bancorp, Inc	1,470
5,234		Enterprise Financial Services Corp	119
6,608	*	EuroBancshares, Inc	94
21,502	*	Euronet Worldwide, Inc	598
4,024		Farmers Capital Bank Corp	124
15,386		Fidelity Bankshares, Inc	503
335,987	e	Fifth Third Bancorp	12,673
5,668		Financial Institutions, Inc	111
7,060		First Bancorp (North Carolina)	142
48,962		First Bancorp (Puerto Rico)	608
8,442		First Busey Corp (Class A)	176
23,638		First Charter Corp	559
4,516		First Citizens Bancshares, Inc (Class A)	788
51,852		First Commonwealth Financial Corp	670
10,130		First Community Bancorp, Inc	551
6,565		First Community Bancshares, Inc	205
4,691		First Defiance Financial Corp	127
23,858		First Financial Bancorp	418
11,782	e	First Financial Bankshares, Inc	413
8,954		First Financial Corp (Indiana)	242

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

8,300		First Financial Holdings, Inc	$255
87,417		First Horizon National Corp	3,360
7,128		First Indiana Corp	245
12,330		First Merchants Corp	321
34,833		First Midwest Bancorp, Inc	1,221
86,553		First Niagara Financial Group, Inc	1,252
4,259		First Oak Brook Bancshares, Inc	119
10,172		First Place Financial Corp	245
1,655	*	First Regional Bancorp	112
14,991		First Republic Bank	555
3,438	e	First South Bancorp, Inc	121
9,990		First State Bancorporation	240
13,119	*	FirstFed Financial Corp	715
59,714		FirstMerit Corp	1,547
25,530		Flagstar Bancorp, Inc	368
12,979		Flushing Financial Corp	202
43,167	e	FNB Corp	749
4,667		FNB Corp (Virginia)	143
13,950	*	Franklin Bank Corp	251
45,925		Fremont General Corp	1,067
16,824		Frontier Financial Corp	538
113,336		Fulton Financial Corp	1,995
8,916		GB&T Bancshares, Inc	191
21,613		Glacier Bancorp, Inc	649
25,980		Gold Banc Corp, Inc	473
181,376		Golden West Financial Corp	11,971
7,290		Great Southern Bancorp, Inc	201
34,453		Greater Bay Bancorp	883
4,469		Greene County Bancshares, Inc	122
19,896		Hancock Holding Co	752
27,371		Hanmi Financial Corp	489
16,296		Harbor Florida Bancshares, Inc	604
18,776		Harleysville National Corp	359
6,171		Heartland Financial USA, Inc	134
8,209		Heritage Commerce Corp	176
6,837		Horizon Financial Corp	149
418,300		Hudson City Bancorp, Inc	5,070
33,108		Hudson United Bancorp	1,380
163,764		Huntington Bancshares, Inc	3,889
6,056		IBERIABANK Corp	309
60,482		Independence Community Bank Corp	2,403
9,704		Independent Bank Corp (Massachusetts)	277
15,249		Independent Bank Corp (Michigan)	415
45,100		IndyMac Bancorp, Inc	1,760
9,790		Integra Bank Corp	209
11,376		Interchange Financial Services Corp	196
32,243		International Bancshares Corp	947
24,252	*	Investors Bancorp, Inc	267
48,251	e	Investors Financial Services Corp	1,777
15,442		Irwin Financial Corp	331
3,467	*	ITLA Capital Corp	169
2,504,155		JPMorgan Chase & Co	99,390

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

14,732		Kearny Financial Corp	$180
289,057		Keycorp	9,519
22,471		KNBT Bancorp, Inc	366
12,511	e	Lakeland Bancorp, Inc	184
3,244		Lakeland Financial Corp	131
54,494		M&T Bank Corp	5,943
6,557		Macatawa Bank Corp	239
23,701		MAF Bancorp, Inc	981
10,609		Main Street Banks, Inc	289
6,112		MainSource Financial Group, Inc	109
162,830		Marshall & Ilsley Corp	7,008
16,529		MB Financial, Inc	585
9,839		MBT Financial Corp	159
301,090		Mellon Financial Corp	10,312
4,881		Mercantile Bank Corp	188
57,531	e	Mercantile Bankshares Corp	3,247
15,609		Mid-State Bancshares	418
11,521	e	Midwest Banc Holdings, Inc	256
12,456		Nara Bancorp, Inc	221
1,893		NASB Financial, Inc	74
401,131		National City Corp	13,466
29,572		National Penn Bancshares, Inc	563
4,550		NBC Capital Corp	108
21,738		NBT Bancorp, Inc	469
31,499		NetBank, Inc	226
189,972	e	New York Community Bancorp, Inc	3,138
78,754	e	NewAlliance Bancshares, Inc	1,145
335,699		North Fork Bancorporation, Inc	9,185
5,438	*	Northern Empire Bancshares	129
140,280		Northern Trust Corp	7,269
12,217		Northwest Bancorp, Inc	260
6,026		OceanFirst Financial Corp	137
50,588		Old National Bancorp	1,095
8,710	e	Old Second Bancorp, Inc	266
8,719		Omega Financial Corp	243
17,777		Oriental Financial Group, Inc	220
33,369		Pacific Capital Bancorp	1,187
9,214		Park National Corp	946
34,547		Partners Trust Financial Group, Inc	416
4,851		Peapack Gladstone Financial Corp	135
5,884		Pennfed Financial Services, Inc	108
3,021	*	Pennsylvania Commerce Bancorp, Inc	96
6,808		Peoples Bancorp, Inc	194
41,197	e	People's Bank	1,280
13,870		PFF Bancorp, Inc	423
5,176	*	Pinnacle Financial Partners, Inc	129
4,569		Placer Sierra Bancshares	127
200,115		PNC Financial Services Group, Inc	12,373
196,685		Popular, Inc	4,160
7,284	v*	Popular, Inc	1
2,891		Preferred Bank	129
9,126		Premierwest Bancorp	128

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

12,613		PrivateBancorp, Inc	$449
14,805		Prosperity Bancshares, Inc	425
25,227		Provident Bankshares Corp	852
3,385		Provident Financial Holdings	89
53,846		Provident Financial Services, Inc	997
26,481		Provident New York Bancorp	291
4,843	*	QC Holdings, Inc	56
20,438		R & G Financial Corp (Class B)	270
329,158		Regions Financial Corp	11,244
7,272		Renasant Corp	230
5,539		Republic Bancorp, Inc (Class A) (Kentucky)	119
53,343		Republic Bancorp, Inc (Michigan)	635
3,186		Royal Bancshares of Pennsylvania (Class A)	74
20,998		S&T Bancorp, Inc	773
7,808		S.Y. Bancorp, Inc	195
9,617		Sandy Spring Bancorp, Inc	335
4,873		Santander BanCorp	122
5,559		SCBT Financial Corp	186
7,521		Seacoast Banking Corp of Florida	173
6,062		Security Bank Corp	141
3,786		Sierra Bancorp	86
7,720	*	Signature Bank	217
9,660		Simmons First National Corp (Class A)	268
70,064		Sky Financial Group, Inc	1,949
7,864		Sound Federal Bancorp, Inc	150
49,906		South Financial Group, Inc	1,374
7,585		Southside Bancshares, Inc	153
9,257		Southwest Bancorp, Inc	185
254,996		Sovereign Bancorp, Inc	5,513
6,434		State Bancorp, Inc	108
235,942		State Street Corp	13,081
13,290		Sterling Bancorp	262
29,268		Sterling Bancshares, Inc	452
17,306		Sterling Financial Corp (Pennsylvania)	343
23,685		Sterling Financial Corp (Spokane)	592
7,140		Suffolk Bancorp	241
7,043		Summit Bancshares, Inc	127
3,510	e	Summit Financial Group, Inc	81
7,938	*	Sun Bancorp, Inc (New Jersey)	157
256,372		SunTrust Banks, Inc	18,654
34,534		Susquehanna Bancshares, Inc	818
24,315	*	SVB Financial Group	1,139
220,445		Synovus Financial Corp	5,954
4,565		Taylor Capital Group, Inc	184
96,618		TCF Financial Corp	2,622
55,961		TD Banknorth, Inc	1,626
13,823	*	Texas Capital Bancshares, Inc	310
29,400		Texas Regional Bancshares, Inc (Class A)	832
14,873		TierOne Corp	437
5,830		Tompkins Trustco, Inc	261
7,259		Trico Bancshares	170
51,426		Trustco Bank Corp NY	639

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

34,436		Trustmark Corp	$946
63,746		UCBH Holdings, Inc	1,140
12,516		UMB Financial Corp	800
30,388		Umpqua Holdings Corp	867
5,944		Union Bankshares Corp	256
40,389		UnionBanCal Corp	2,775
27,662		United Bankshares, Inc	975
21,754		United Community Banks, Inc	580
18,456		United Community Financial Corp	218
4,028	e	United Security Bancshares	108
7,380		Univest Corp of Pennsylvania	179
14,142		Unizan Financial Corp	376
1,299,135		US Bancorp	38,831
8,850		USB Holding Co, Inc	192
77,907		Valley National Bancorp	1,878
5,377	e	Vineyard National Bancorp	166
5,162	*	Virginia Commerce Bancorp	150
4,624		Virginia Financial Group, Inc	167
75,924	e	W Holding Co, Inc	625
1,117,157	e	Wachovia Corp	59,053
62,928		Washington Federal, Inc	1,447
698,798		Washington Mutual, Inc	30,398
8,575		Washington Trust Bancorp, Inc	224
38,487		Webster Financial Corp	1,805
1,203,710		Wells Fargo & Co	75,629
15,679		WesBanco, Inc	477
11,085	e	West Bancorporation, Inc	207
10,009		West Coast Bancorp	265
23,845		Westamerica Bancorporation	1,265
500	*	Western Alliance Bancorp	15
4,176	*	Western Sierra Bancorp	152
3,341		Westfield Financial, Inc	80
44,900		Whitney Holding Corp	1,237
49,013		Wilmington Trust Corp	1,907
9,638		Wilshire Bancorp, Inc	166
16,422		Wintrust Financial Corp	902
4,467		WSFS Financial Corp	274
5,372		Yardville National Bancorp	186
79,887		Zions Bancorporation	6,036

		TOTAL DEPOSITORY INSTITUTIONS	988,531

EATING AND DRINKING PLACES - 0.74%
13,518		AFC Enterprises	204
57,358		Applebees International, Inc	1,296
53,216	e	Aramark Corp (Class B)	1,478
9,771	*	BJ's Restaurants, Inc	223
24,778		Bob Evans Farms, Inc	571
60,962		Brinker International, Inc	2,357
4,688	e*	Buffalo Wild Wings, Inc	156
13,696	*	California Pizza Kitchen, Inc	438

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

35,140		CBRL Group, Inc	$1,235
24,364	*	CEC Entertainment, Inc	829
40,445		CKE Restaurants, Inc	547
110,063		Darden Restaurants, Inc	4,279
9,489	*	Dave & Buster's, Inc	167
21,847		Domino's Pizza, Inc	529
13,878		IHOP Corp	651
25,157	*	Jack in the Box, Inc	879
39,881	e*	Krispy Kreme Doughnuts, Inc	229
12,903		Landry's Restaurants, Inc	345
15,749		Lone Star Steakhouse & Saloon, Inc	374
15,891	*	Luby's, Inc	211
5,396	*	McCormick & Schmick's Seafood Restaurants, Inc	122
901,325		McDonald's Corp	30,393
14,289	*	O'Charleys, Inc	222
43,407		Outback Steakhouse, Inc	1,806
7,537	*	Papa John's International, Inc	447
18,015	*	PF Chang's China Bistro, Inc	894
25,931	*	Rare Hospitality International, Inc	788
9,659	e*	Red Robin Gourmet Burgers, Inc	492
44,296		Ruby Tuesday, Inc	1,147
10,929	*	Ruth's Chris Steak House, Inc	198
28,133	*	Ryan's Restaurant Group, Inc	339
45,231	*	Sonic Corp	1,334
28,804	e*	Texas Roadhouse, Inc (Class A)	448
56,182	*	The Cheesecake Factory, Inc	2,101
19,171	*	The Steak N Shake Co	325
28,503		Triarc Cos (Class B)	423
80,507		Wendy's International, Inc	4,449
205,618		Yum! Brands, Inc	9,639

		TOTAL EATING AND DRINKING PLACES	72,565

EDUCATIONAL SERVICES - 0.18%
101,420	*	Apollo Group, Inc (Class A)	6,132
72,873	*	Career Education Corp	2,457
62,840	e*	Corinthian Colleges, Inc	740
40,565	*	DeVry, Inc	811
12,416	*	Educate, Inc	147
54,427	*	Education Management Corp	1,824
33,537	*	ITT Educational Services, Inc	1,982
36,014	*	Laureate Education, Inc	1,891
5,840	*	Learning Tree International, Inc	75
10,353		Strayer Education, Inc	970
14,801	*	Universal Technical Institute, Inc	458

		TOTAL EDUCATIONAL SERVICES	17,487

ELECTRIC, GAS, AND SANITARY SERVICES - 3.86%
461,353	*	AES Corp	7,303

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

53,700		AGL Resources, Inc	$1,869
115,451	*	Allegheny Energy, Inc	3,654
17,427		Allete, Inc	767
82,853		Alliant Energy Corp	2,323
145,094	e*	Allied Waste Industries, Inc	1,268
138,415		Ameren Corp	7,092
8,401		American Ecology Corp	121
272,137		American Electric Power Co, Inc	10,094
11,397		American States Water Co	351
88,125		Aqua America, Inc	2,406
257,136	*	Aquila, Inc	926
55,777		Atmos Energy Corp	1,459
35,312		Avista Corp	625
22,470		Black Hills Corp	778
11,807		California Water Service Group	451
8,600		Cascade Natural Gas Corp	168
13,533	*	Casella Waste Systems, Inc (Class A)	173
219,360		Centerpoint Energy, Inc	2,819
12,431		Central Vermont Public Service Corp	224
13,300		CH Energy Group, Inc	610
140,802		Cinergy Corp	5,978
14,056	*	Clean Harbors, Inc	405
34,284		Cleco Corp	715
152,425	*	CMS Energy Corp	2,212
5,094		Connecticut Water Service, Inc	125
171,882	e	Consolidated Edison, Inc	7,963
125,639		Constellation Energy Group, Inc	7,237
80,375	*	Covanta Holding Corp	1,210
4,147		Crosstex Energy, Inc	262
240,543		Dominion Resources, Inc	18,570
90,909		DPL, Inc	2,365
124,122		DTE Energy Co	5,361
653,715	e	Duke Energy Corp	17,944
55,546		Duquesne Light Holdings, Inc	907
9,642	*	Duratek, Inc	144
221,440	e*	Dynegy, Inc (Class A)	1,072
229,589		Edison International	10,012
457,709		El Paso Corp	5,566
37,424	*	El Paso Electric Co	787
21,443		Empire District Electric Co	436
51,695		Energen Corp	1,878
105,644		Energy East Corp	2,409
4,326		EnergySouth, Inc	116
149,692		Entergy Corp	10,276
478,212		Exelon Corp	25,412
233,022		FirstEnergy Corp	11,416
278,706		FPL Group, Inc	11,583
55,500		Great Plains Energy, Inc	1,552
59,766	e	Hawaiian Electric Industries, Inc	1,548
31,800		Idacorp, Inc	932
9,000		ITC Holdings Corp	253
125,281		KeySpan Corp	4,471

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

66,358		Kinder Morgan, Inc	$6,102
14,800		Laclede Group, Inc	432
3,898		Markwest Hydrocarbon, Inc	86
81,475		MDU Resources Group, Inc	2,667
15,052		Metal Management, Inc	350
14,002		MGE Energy, Inc	475
7,096		Middlesex Water Co	123
57,617	e	National Fuel Gas Co	1,797
20,377		New Jersey Resources Corp	854
31,841		Nicor, Inc	1,252
192,386		NiSource, Inc	4,013
89,153	e	Northeast Utilities	1,755
19,700		Northwest Natural Gas Co	673
24,616		NorthWestern Corp	765
57,069	*	NRG Energy, Inc	2,689
74,992		NSTAR	2,152
63,181		OGE Energy Corp	1,693
71,807		Oneok, Inc	1,912
4,962		Ormat Technologies, Inc	130
19,998		Otter Tail Corp	580
28,241		Peoples Energy Corp	990
135,856		Pepco Holdings, Inc	3,039
261,561		PG&E Corp	9,709
5,490	*	Pico Holdings, Inc	177
58,056		Piedmont Natural Gas Co, Inc	1,403
9,700	*	Pike Electric Corp	157
69,890		Pinnacle West Capital Corp	2,890
33,299	e*	Plug Power, Inc	171
49,642		PNM Resources, Inc	1,216
268,142		PPL Corp	7,883
34,100	v*	Progress Energy Inc (Cvo)	-	^
175,445	e	Progress Energy, Inc	7,706
168,312		Public Service Enterprise Group, Inc	10,935
81,607		Puget Energy, Inc	1,666
59,935		Questar Corp	4,537
210,935	e*	Reliant Energy, Inc	2,177
99,308		Republic Services, Inc	3,729
10,949		Resource America, Inc (Class A)	187
82,739		SCANA Corp	3,258
182,518		Sempra Energy	8,184
129,900	*	Sierra Pacific Resources	1,694
5,218		SJW Corp	237
19,254		South Jersey Industries, Inc	561
527,330		Southern Co	18,209
67,487	*	Southern Union Co	1,595
26,697		Southwest Gas Corp	705
12,300		Southwest Water Co	176
32,405	*	Stericycle, Inc	1,908
141,775		TECO Energy, Inc	2,436
345,520		TXU Corp	17,342
71,702		UGI Corp	1,477
10,146		UIL Holdings Corp	467

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

24,650		Unisource Energy Corp	$769
55,079		Vectren Corp	1,496
33,150	*	Waste Connections, Inc	1,142
3,755		Waste Industries USA, Inc	48
44,719	e*	Waste Services, Inc	149
59,746		Westar Energy, Inc	1,284
40,248		Western Gas Resources, Inc	1,895
34,425		WGL Holdings, Inc	1,035
405,570	e	Williams Cos, Inc	9,397
83,226		Wisconsin Energy Corp	3,251
29,082		WPS Resources Corp	1,609
281,648	e	Xcel Energy, Inc	5,199

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	381,193

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.91%
22,958	*	Actel Corp	292
30,385		Acuity Brands, Inc	966
82,321	*	Adaptec, Inc	479
84,290	*	ADC Telecommunications, Inc	1,883
10,500	*	Advanced Analogic Technologies, Inc	145
23,059	*	Advanced Energy Industries, Inc	273
281,079	*	Advanced Micro Devices, Inc	8,601
50,885	*	Aeroflex, Inc	547
129,279	*	Agere Systems, Inc	1,668
59,409		Alliance One International, Inc	232
265,480	*	Altera Corp	4,919
119,382		American Power Conversion Corp	2,626
22,354	e*	American Superconductor Corp	176
47,907		Ametek, Inc	2,038
30,350	*	AMIS Holdings, Inc	323
71,143	e*	Amkor Technology, Inc	398
62,152		Amphenol Corp (Class A)	2,751
260,833		Analog Devices, Inc	9,356
113,149	*	Andrew Corp	1,214
239,058	*	Applied Micro Circuits Corp	614
6,254		Applied Signal Technology, Inc	142
72,829	*	Arris Group, Inc	690
22,286	*	Artesyn Technologies, Inc	230
23,842	*	Atheros Communications, Inc	310
328,653	*	Atmel Corp	1,016
25,930	*	ATMI, Inc	725
34,410		AVX Corp	498
25,562		Baldor Electric Co	656
7,316		Bel Fuse, Inc (Class B)	233
28,767	*	Benchmark Electronics, Inc	967
195,452	*	Broadcom Corp (Class A)	9,216
49,930	e*	Broadwing Corp	302
170,937	*	Brocade Communications Systems, Inc	696
16,467		C&D Technologies, Inc	125
6,565	*	Catapult Communications Corp	97

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

48,556	*	CCE Spinco, Inc	$636
33,107	e*	C-COR, Inc	161
17,949	*	Ceradyne, Inc	786
25,221	*	Checkpoint Systems, Inc	622
435,445	*	Ciena Corp	1,293
4,618,526	*	Cisco Systems, Inc	79,069
9,288	*	Color Kinetics, Inc	134
15,327	*	Comtech Telecommunications Corp	468
140,964	*	Comverse Technology, Inc	3,748
326,709	*	Conexant Systems, Inc	738
52,959	e*	Cree, Inc	1,337
23,637		CTS Corp	261
14,434	e	Cubic Corp	288
24,200	*	Cymer, Inc	859
90,831	e*	Cypress Semiconductor Corp	1,294
10,027	*	Diodes, Inc	311
32,747	*	Ditech Communications Corp	273
18,900	*	Dolby Laboratories, Inc (Class A)	322
21,955	*	DSP Group, Inc	550
10,894	*	DTS, Inc	161
23,062	*	Electro Scientific Industries, Inc	557
25,991	*	Emcore Corp	193
295,211		Emerson Electric Co	22,052
6,612	e*	EndWave Corp	78
51,454	*	Energizer Holdings, Inc	2,562
16,329	e*	Energy Conversion Devices, Inc	665
31,307	*	EnerSys	408
27,978	e*	Evergreen Solar, Inc	298
25,111	*	Exar Corp	314
82,256	*	Fairchild Semiconductor International, Inc	1,391
107,194	*	Finisar Corp	223
15,195		Franklin Electric Co, Inc	601
283,368	*	Freescale Semiconductor, Inc (Class B)	7,132
37,000	e*	FuelCell Energy, Inc	313
168,527	*	Gemstar-TV Guide International, Inc	440
7,551,377		General Electric Co	264,676
17,954	*	Genlyte Group, Inc	962
46,901	*	Glenayre Technologies, Inc	152
69,879	*	GrafTech International Ltd	435
16,954	*	Greatbatch, Inc	441
48,291		Harman International Industries, Inc	4,725
54,755	*	Harmonic, Inc	266
94,562		Harris Corp	4,067
41,488	*	Hexcel Corp	749
1,000	*	Hittite Microwave Corp	23
602,731		Honeywell International, Inc	22,452
16,902	*	Hutchinson Technology, Inc	481
3,548	*	Ikanos Communications, Inc	52
24,375		Imation Corp	1,123
136,513	*	Integrated Device Technology, Inc	1,799
29,333	*	Integrated Silicon Solutions, Inc	189

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

4,406,095		Intel Corp	$109,976
37,611	*	Interdigital Communications Corp	689
21,961	e*	International DisplayWorks, Inc	130
49,848	*	International Rectifier Corp	1,590
107,563		Intersil Corp (Class A)	2,676
13,338		Inter-Tel, Inc	261
28,293	*	InterVoice, Inc	225
16,725	*	IXYS Corp	196
1,126,234	*	JDS Uniphase Corp	2,658
57,438	*	Kemet Corp	406
84,515		L-3 Communications Holdings, Inc	6,284
73,339	*	Lattice Semiconductor Corp	317
11,944	*	Leadis Technology, Inc	62
10,481	*	Lifeline Systems, Inc	383
25,105		Lincoln Electric Holdings, Inc	996
217,481		Linear Technology Corp	7,845
17,104	*	Littelfuse, Inc	466
12,960		LSI Industries, Inc	203
273,821	*	LSI Logic Corp	2,191
3,111,268	e*	Lucent Technologies, Inc	8,276
31,859	*	Mattson Technology, Inc	321
231,122		Maxim Integrated Products, Inc	8,376
178,532	*	Maxtor Corp	1,239
55,102		Maytag Corp	1,037
116,831	*	McData Corp (Class A)	444
8,691	e*	Medis Technologies Ltd	128
100,239	*	MEMC Electronic Materials, Inc	2,222
13,858	*	Mercury Computer Systems, Inc	286
23,004		Methode Electronics, Inc	229
6,806	*	Metrologic Instruments, Inc	131
44,348	*	Micrel, Inc	514
145,907		Microchip Technology, Inc	4,691
408,321	*	Micron Technology, Inc	5,435
43,438	*	Microsemi Corp	1,201
51,088	*	Microtune, Inc	213
33,720	*	MIPS Technologies, Inc	192
21,021	*	Mobility Electronics, Inc	203
99,796		Molex, Inc	2,590
11,543	*	Monolithic Power Systems, Inc	173
25,239	*	Moog, Inc	716
1,749,400		Motorola, Inc	39,519
68,179	e*	MRV Communications, Inc	140
5,200	*	Multi-Fineline Electronix, Inc	250
3,138		National Presto Industries, Inc	139
244,369		National Semiconductor Corp	6,349
12,200	v*	NCP Litigation Trust	-	^
7,091	e*	Netlogic Microsystems, Inc	193
258,453	*	Network Appliance, Inc	6,978
87,771	*	Novellus Systems, Inc	2,117
120,295	*	Nvidia Corp	4,398
45,061	e*	Omnivision Technologies, Inc	899
98,235	*	ON Semiconductor Corp	543

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

53,848	e*	Openwave Systems, Inc	$941
9,902	*	Oplink Communications Inc	144
11,903	*	Optical Communication Products, Inc	28
8,504	*	OSI Systems, Inc	156
13,852		Park Electrochemical Corp	360
14,362	*	Pericom Semiconductor Corp	115
26,807	*	Photronics, Inc	404
43,950	*	Pixelworks, Inc	223
33,768		Plantronics, Inc	956
32,507	*	Plexus Corp	739
15,100	*	PLX Technology, Inc	130
125,097	*	PMC - Sierra, Inc	964
67,575	*	Polycom, Inc	1,034
13,900	e*	Portalplayer, Inc	394
3,961	*	Powell Industries, Inc	71
20,292	*	Power Integrations, Inc	483
51,516	*	Power-One, Inc	310
78,307	*	Powerwave Technologies, Inc	984
63,267	*	QLogic Corp	2,057
1,160,931		Qualcomm, Inc	50,013
42,142	e*	Quantum Fuel Systems Technologies Worldwide, Inc	113
75,139	e*	Rambus, Inc	1,217
10,032		Raven Industries, Inc	290
17,995		Regal-Beloit Corp	637
143,032	*	RF Micro Devices, Inc	774
126,362		Rockwell Collins, Inc	5,872
12,342	*	Rogers Corp	484
385,770	*	Sanmina-SCI Corp	1,643
107,776		Scientific-Atlanta, Inc	4,642
15,855	*	Seachange International, Inc	125
52,119	*	Semtech Corp	952
30,308	*	Sigmatel, Inc	397
56,384	*	Silicon Image, Inc	510
29,307	*	Silicon Laboratories, Inc	1,074
75,067	*	Silicon Storage Technology, Inc	379
939,174	e*	Sirius Satellite Radio, Inc	6,293
129,419	*	Skyworks Solutions, Inc	659
15,217	e*	Spatialight, Inc	53
12,943		Spectralink Corp	154
25,415	*	Spectrum Brands, Inc	516
14,503	*	Standard Microsystems Corp	416
5,600	*	Sunpower Corp	190
6,187	*	Supertex, Inc	274
113,168	*	Sycamore Networks, Inc	489
35,188	*	Symmetricom, Inc	298
17,207	*	Synaptics, Inc	425
32,161		Technitrol, Inc	550
38,663	*	Tekelec	537
26,704		Teleflex, Inc	1,735
314,158	*	Tellabs, Inc	3,424
80,448	*	Terayon Communication Systems, Inc	186

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

30,258	*	Tessera Technologies, Inc	$782
1,178,730	e	Texas Instruments, Inc	37,802
43,626	*	Thomas & Betts Corp	1,831
71,856	e*	Transwitch Corp	132
35,494	*	Trident Microsystems, Inc	639
105,731	*	Triquint Semiconductor, Inc	471
33,125	*	TTM Technologies, Inc	311
6,706	*	Ulticom, Inc	66
9,200	*	Ultralife Batteries, Inc	110
13,484	e*	Universal Display Corp	142
8,900	*	Universal Electronics, Inc	153
81,181	e*	Utstarcom, Inc	654
35,497	e*	Valence Technology, Inc	55
24,506	*	Varian Semiconductor Equipment Associates, Inc	1,077
13,862	*	Viasat, Inc	371
12,845		Vicor Corp	203
9,190	*	Virage Logic Corp	91
120,423	e*	Vishay Intertechnology, Inc	1,657
186,009	*	Vitesse Semiconductor Corp	357
10,333	*	Volterra Semiconductor Corp	155
31,906	*	Westell Technologies, Inc	144
43,472		Whirlpool Corp	3,641
247,000		Xilinx, Inc	6,227
61,727	*	Zhone Technologies, Inc	131
7,276	e*	Zoltek Cos, Inc	64
32,664	*	Zoran Corp	530

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	879,840

ENGINEERING AND MANAGEMENT SERVICES - 0.74%
13,465	*	Advisory Board Co	642
76,975	e*	Amylin Pharmaceuticals, Inc	3,073
16,445	e*	Antigenics, Inc	78
50,400	*	Applera Corp (Celera Genomics Group)	552
40,510	*	Ariad Pharmaceuticals, Inc	237
7,981		CDI Corp	219
116,746	*	Celgene Corp	7,565
30,031		Corporate Executive Board Co	2,694
8,400	*	CRA International, Inc	401
27,533	e*	CuraGen Corp	85
29,388	e*	CV Therapeutics, Inc	727
48,651	*	deCODE genetics, Inc	402
20,365	*	DiamondCluster International, Inc	162
60,988	*	Digitas, Inc	764
16,593	*	Diversa Corp	80
35,921	*	eResearch Technology, Inc	542
11,717	*	Essex Corp	200
65,884	*	Exelixis, Inc	621
5,618	*	Exponent, Inc	159
60,432		Fluor Corp	4,669
36,978	*	Gen-Probe, Inc	1,804

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

11,605	*	Greenfield Online, Inc	$68
31,752	*	Harris Interactive, Inc	137
26,647	*	Hewitt Associates, Inc	746
4,623	*	Huron Consulting Group, Inc	111
44,080	*	ICOS Corp	1,218
60,816	*	Incyte Corp	325
9,019	*	Infrasource Services, Inc	118
5,052	e*	iRobot Corp	168
46,982	*	Isis Pharmaceuticals, Inc	246
40,764	*	Jacobs Engineering Group, Inc	2,767
18,029	*	Keryx Biopharmaceuticals, Inc	264
6,175		Landauer, Inc	285
10,160	*	LECG Corp	177
41,063	*	Lexicon Genetics, Inc	150
23,119	*	Lifecell Corp	441
17,384	*	Luminex Corp	202
12,795		MAXIMUS, Inc	469
16,427	*	Maxygen, Inc	123
82,896	*	Monogram Biosciences, Inc	155
180,132		Moody's Corp	11,064
7,000	*	MTC Technologies, Inc	192
28,265	e*	Myriad Genetics, Inc	588
35,057	*	Navigant Consulting, Inc	770
11,157	e*	Neopharm, Inc	120
16,290	*	Neurogen Corp	107
16,815	*	Orchid Cellmark, Inc	128
234,748		Paychex, Inc	8,949
17,567	*	Per-Se Technologies, Inc	410
34,632		Pharmaceutical Product Development, Inc	2,145
25,516	*	PRG-Schultz International, Inc	16
114,326		Quest Diagnostics, Inc	5,885
24,599	*	Regeneron Pharmaceuticals, Inc	392
32,857	*	Resources Connection, Inc	856
17,806	e*	Rigel Pharmaceuticals, Inc	149
41,760	*	Savient Pharmaceuticals, Inc	156
25,064	*	Seattle Genetics, Inc	118
17,432	*	Senomyx, Inc	211
14,609	e*	SFBC International, Inc	234
54,124	*	Shaw Group, Inc	1,574
11,041	*	Sourcecorp	265
22,338	*	Symyx Technologies, Inc	610
4,446		Sypris Solutions, Inc	44
5,934	*	Tejon Ranch Co	237
35,223	*	Telik, Inc	598
38,899	*	Tetra Tech, Inc	610
10,112	*	Trimeris, Inc	116
28,051	*	URS Corp	1,055
5,810	*	ViaCell, Inc	33
17,825		Washington Group International, Inc	944
29,646		Watson Wyatt & Co Holdings	827

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	73,249

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

FABRICATED METAL PRODUCTS - 0.36%
27,498	*	Alliant Techsystems, Inc	$2,095
6,162		Ameron International Corp	281
25,885		Aptargroup, Inc	1,351
78,875		Ball Corp	3,133
9,943		CIRCOR International, Inc	255
41,626		Commercial Metals Co	1,563
13,231	*	Commercial Vehicle Group, Inc	248
2,198		Compx International, Inc	35
35,668		Crane Co	1,258
115,665	*	Crown Holdings, Inc	2,259
4,058	e	Dynamic Materials Corp	122
12,681	*	Earle M Jorgensen Co	117
21,921	*	Global Power Equipment Group, Inc	99
20,133	*	Griffon Corp	479
9,089		Gulf Island Fabrication, Inc	221
179,276		Illinois Tool Works, Inc	15,774
53,208	*	Jacuzzi Brands, Inc	447
4,624		Lifetime Brands, Inc	96
11,405	*	Mobile Mini, Inc	541
16,444	*	NCI Building Systems, Inc	699
15,206		Silgan Holdings, Inc	549
27,492		Simpson Manufacturing Co, Inc	999
41,402	e	Snap-On, Inc	1,555
14,300		Sturm Ruger & Co, Inc	100
4,534	e	Sun Hydraulics Corp	88
42,718	e*	Taser International, Inc	298
11,761		Valmont Industries, Inc	394
8,415	*	Water Pik Technologies, Inc	181
17,244		Watts Water Technologies, Inc (Class A)	522

		TOTAL FABRICATED METAL PRODUCTS	35,759

FOOD AND KINDRED PRODUCTS - 2.74%
12,845	e	American Italian Pasta Co (Class A)	87
552,558		Anheuser-Busch Cos, Inc	23,738
464,831		Archer Daniels Midland Co	11,463
6,482	*	Boston Beer Co, Inc (Class A)	162
166,175		Campbell Soup Co	4,947
2,568		Coca-Cola Bottling Co Consolidated	110
1,480,159		Coca-Cola Co	59,665
212,382		Coca-Cola Enterprises, Inc	4,071
369,100		ConAgra Foods, Inc	7,485
137,072	*	Constellation Brands, Inc (Class A)	3,595
55,811		Corn Products International, Inc	1,333
43,973	*	Darling International, Inc	175
142,985		Del Monte Foods Co	1,491
5,320		Farmer Bros Co	103
34,780		Flowers Foods, Inc	959
208,989		General Mills, Inc	10,307
35,476	*	Gold Kist, Inc	530

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

248,717		H.J. Heinz Co	$8,387
10,598	e*	Hansen Natural Corp	835
81,444	*	Hercules, Inc	920
122,531		Hershey Co	6,770
53,755		Hormel Foods Corp	1,757
4,179		J&J Snack Foods Corp	248
38,312		J.M. Smucker Co	1,686
179,257		Kellogg Co	7,747
175,446	e	Kraft Foods, Inc (Class A)	4,937
19,910		Lancaster Colony Corp	738
20,449		Lance, Inc	381
6,664	*	M&F Worldwide Corp	109
96,220		McCormick & Co, Inc (Non-Vote)	2,975
32,903		Molson Coors Brewing Co (Class B)	2,204
4,670		National Beverage Corp	46
9,395	*	Peet's Coffee & Tea, Inc	285
98,582		Pepsi Bottling Group, Inc	2,820
51,346		PepsiAmericas, Inc	1,194
1,188,741		PepsiCo, Inc	70,231
9,300		Premium Standard Farms, Inc	139
21,712	*	Ralcorp Holdings, Inc	867
9,100		Reddy Ice Holdings, Inc	199
12,303		Sanderson Farms, Inc	376
556,469		Sara Lee Corp	10,517
60,699	*	Smithfield Foods, Inc	1,857
18,185		Tootsie Roll Industries, Inc	526
24,314		Topps Co, Inc	181
20,712	*	TreeHouse Foods, Inc	388
169,212		Tyson Foods, Inc (Class A)	2,894
124,644	e	Wrigley (Wm.) Jr Co	8,288

		TOTAL FOOD AND KINDRED PRODUCTS	270,723

FOOD STORES - 0.43%
262,339		Albertson's, Inc	5,601
837		Arden Group, Inc (Class A)	76
11,979	e*	Great Atlantic & Pacific Tea Co, Inc	381
6,684		Ingles Markets, Inc (Class A)	105
515,699	*	Kroger Co	9,736
18,686	*	Panera Bread Co (Class A)	1,227
11,583	*	Pantry, Inc	544
32,134	*	Pathmark Stores, Inc	321
23,667		Ruddick Corp	504
550,752	*	Starbucks Corp	16,528
10,553		Weis Markets, Inc	454
92,894	e	Whole Foods Market, Inc	7,189
19,665	e*	Wild Oats Markets, Inc	238

		TOTAL FOOD STORES	42,904

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

FORESTRY - 0.14%
51,828	e	Rayonier, Inc	$2,065
171,305		Weyerhaeuser Co	11,365

		TOTAL FORESTRY	13,430

FURNITURE AND FIXTURES - 0.38%
7,089		Bassett Furniture Industries, Inc	131
40,652	*	BE Aerospace, Inc	894
23,968	e	Ethan Allen Interiors, Inc	876
34,472		Furniture Brands International, Inc	770
49,639		Herman Miller, Inc	1,399
39,944		Hillenbrand Industries, Inc	1,974
39,144		HNI Corp	2,150
7,413		Hooker Furniture Corp	127
33,100	*	Interface, Inc (Class A)	272
134,677		Johnson Controls, Inc	9,819
18,600		Kimball International, Inc (Class B)	198
36,828	e	La-Z-Boy, Inc	499
134,293		Leggett & Platt, Inc	3,083
304,265		Masco Corp	9,186
192,698		Newell Rubbermaid, Inc	4,582
26,076	*	Select Comfort Corp	713
8,845		Stanley Furniture Co, Inc	205
29,515	e*	Tempur-Pedic International, Inc	340
5,411	*	Williams Scotsman International, Inc	94

		TOTAL FURNITURE AND FIXTURES	37,312

FURNITURE AND HOMEFURNISHINGS STORES - 0.38%
207,547	*	Bed Bath & Beyond, Inc	7,503
19,801	*	Bell Microproducts, Inc	152
285,840		Best Buy Co, Inc	12,428
133,973		Circuit City Stores, Inc	3,026
18,188	*	Cost Plus, Inc	312
8,015	*	Design Within Reach, Inc	42
37,406	e*	GameStop Corp	1,190
17,889	*	Guitar Center, Inc	895
12,729		Haverty Furniture Cos, Inc	164
7,565		Knoll, Inc	130
31,141	*	Linens 'n Things, Inc	828
36,112	*	Mohawk Industries, Inc	3,141
17,242	e	Movie Gallery, Inc	97
59,455	e	Pier 1 Imports, Inc	519
95,116		RadioShack Corp	2,000
32,572	*	Restoration Hardware, Inc	196
44,377		Steelcase, Inc (Class A)	703
23,041	*	The Bombay Co, Inc	68
15,057	*	Trans World Entertainment Corp	86
17,635		Tuesday Morning Corp	369

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

81,576	*	Williams-Sonoma, Inc	$3,520

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	37,369

GENERAL BUILDING CONTRACTORS - 0.50%
3,890	*	Avatar Holdings, Inc	214
30,128	e	Beazer Homes USA, Inc	2,195
10,297		Brookfield Homes Corp	512
89,614		Centex Corp	6,406
2,956	*	Comstock Homebuilding Cos, Inc	42
192,690		DR Horton, Inc	6,885
24,447	*	Hovnanian Enterprises, Inc (Class A)	1,214
57,634		KB Home	4,188
94,459		Lennar Corp (Class A)	5,764
13,102		Levitt Corp (Class A)	298
9,603		M/I Homes, Inc	390
14,500	v*	Mascotech (Escrow)	-	^
14,037		McGrath RentCorp	390
22,434		MDC Holdings, Inc	1,390
16,766	*	Meritage Homes Corp	1,055
3,899	*	NVR, Inc	2,737
11,355	e*	Palm Harbor Homes, Inc	213
13,552	*	Perini Corp	327
152,686	e	Pulte Homes, Inc	6,010
33,896		Ryland Group, Inc	2,445
48,228		Standard-Pacific Corp	1,775
11,826		Technical Olympic USA, Inc	249
74,668	*	Toll Brothers, Inc	2,586
27,152		Walter Industries, Inc	1,350
24,050	*	WCI Communities, Inc	646
2,195	*	William Lyon Homes, Inc	221

		TOTAL GENERAL BUILDING CONTRACTORS	49,502

GENERAL MERCHANDISE STORES - 1.82%
31,592	*	99 Cents Only Stores	330
78,552	*	Big Lots, Inc	943
51,134	*	BJ's Wholesale Club, Inc	1,512
3,353		Bon-Ton Stores, Inc	64
21,144	e*	Cabela's, Inc	351
38,436		Casey's General Stores, Inc	953
4,489	e*	Conn's, Inc	166
339,727	e	Costco Wholesale Corp	16,806
48,325		Dillard's, Inc (Class A)	1,199
232,920	e	Dollar General Corp	4,442
116,117	e	Family Dollar Stores, Inc	2,879
192,736		Federated Department Stores, Inc	12,784
29,664		Fred's, Inc	483
146,051		JC Penney Co, Inc	8,120

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

17,729	*	Retail Ventures, Inc	$221
87,135	*	Saks, Inc	1,469
17,973		Stein Mart, Inc	326
627,925		Target Corp	34,517
342,281		TJX Cos, Inc	7,951
1,790,332		Wal-Mart Stores, Inc	83,788

		TOTAL GENERAL MERCHANDISE STORES	179,304

HEALTH SERVICES - 1.19%
10,862	*	Alliance Imaging, Inc	65
20,542	*	Allied Healthcare International, Inc	126
10,737	e*	Amedisys, Inc	454
6,892	*	America Service Group, Inc	109
8,265	*	American Dental Partners, Inc	149
23,258	*	American Healthways, Inc	1,052
22,429	*	American Retirement Corp	564
149,462		AmerisourceBergen Corp	6,188
22,231	*	Amsurg Corp	508
34,626	*	Apria Healthcare Group, Inc	835
76,217	*	Beverly Enterprises, Inc	889
7,094	*	Bio-Reference Labs, Inc	133
6,700		Brookdale Senior Living, Inc	200
320,524	*	Caremark Rx, Inc	16,600
62,556	*	Community Health Systems, Inc	2,398
4,011	*	Corvel Corp	76
45,928	*	Covance, Inc	2,230
112,833	*	Coventry Health Care, Inc	6,427
22,090	*	Cross Country Healthcare, Inc	393
71,275	*	DaVita, Inc	3,609
43,322	*	Edwards Lifesciences Corp	1,803
18,855	*	Enzo Biochem, Inc	234
87,588	*	Express Scripts, Inc	7,340
15,831	*	Genesis HealthCare Corp	578
16,401	*	Gentiva Health Services, Inc	242
315,539		HCA, Inc	15,935
175,836		Health Management Associates, Inc (Class A)	3,861
37,552		Hooper Holmes, Inc	96
7,118	*	Horizon Health Corp	161
19,960	e*	Kindred Healthcare, Inc	514
96,268	*	Laboratory Corp of America Holdings	5,184
14,253		LCA-Vision, Inc	677
39,831	*	LifePoint Hospitals, Inc	1,494
65,338	*	Lincare Holdings, Inc	2,738
21,532	*	Magellan Health Services, Inc	677
56,881		Manor Care, Inc	2,262
13,215	*	Matria Healthcare, Inc	512
3,907	*	Medcath Corp	72
213,036	*	Medco Health Solutions, Inc	11,887
4,992		National Healthcare Corp	187
59,557	e*	Nektar Therapeutics	980

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

25,907	*	Odyssey HealthCare, Inc	$483
19,390		Option Care, Inc	259
29,320	e*	PainCare Holdings, Inc	96
17,464	*	Pediatrix Medical Group, Inc	1,547
18,247	e*	Psychiatric Solutions, Inc	1,072
7,616	*	Radiation Therapy Services, Inc	269
12,730	*	RehabCare Group, Inc	257
49,517	*	Renal Care Group, Inc	2,343
17,307	*	Sierra Health Services, Inc	1,384
5,230	*	Specialty Laboratories, Inc	68
9,605	*	Stereotaxis, Inc	83
24,284	e*	Sunrise Senior Living, Inc	819
11,929	*	Symbion, Inc	274
330,586	*	Tenet Healthcare Corp	2,532
60,435	*	Triad Hospitals, Inc	2,371
7,967	*	U.S. Physical Therapy, Inc	147
32,574	*	United Surgical Partners International, Inc	1,047
33,473		Universal Health Services, Inc (Class B)	1,565
7,404	*	VistaCare, Inc (Class A)	93

		TOTAL HEALTH SERVICES	117,148

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
23,788		Granite Construction, Inc	854

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	854

HOLDING AND OTHER INVESTMENT OFFICES - 2.64%
8,966	*	4Kids Entertainment, Inc	141
29,400		Aames Investment Corp	190
23,371		Acadia Realty Trust	469
24,146	e*	Affiliated Managers Group, Inc	1,938
19,264	e	Affordable Residential Communities	184
5,860		Agree Realty Corp	169
1,423	*	Alexander's, Inc	349
16,550		Alexandria Real Estate Equities, Inc	1,332
93,876	e	Allied Capital Corp	2,757
58,186		AMB Property Corp	2,861
11,828		American Campus Communities, Inc	293
85,131		American Financial Realty Trust	1,022
30,607		American Home Mortgage Investment Corp	997
19,804		AMLI Residential Properties Trust	754
84,531	e	Annaly Mortgage Management, Inc	925
40,991		Anthracite Capital, Inc	432
38,245		Anworth Mortgage Asset Corp	279
67,057		Apartment Investment & Management Co (Class A)	2,539
42,583		Apollo Investment Corp	764
8,687		Arbor Realty Trust, Inc	225
147,362		Archstone-Smith Trust	6,173
46,104		Arden Realty, Inc	2,067
23,871		Ashford Hospitality Trust, Inc	250

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

51,438	e	AvalonBay Communities, Inc	$4,591
11,415		Bedford Property Investors	250
21,800		Bimini Mortgage Management, Inc (Class A)	197
29,208		BioMed Realty Trust, Inc	713
78,216		Boston Properties, Inc	5,798
12,391	*	Boykin Lodging Co	151
38,557		Brandywine Realty Trust	1,076
35,274		BRE Properties, Inc (Class A)	1,604
31,966		Camden Property Trust	1,851
14,669		Capital Lease Funding, Inc	154
1,773		Capital Southwest Corp	160
8,296		Capital Trust, Inc	243
41,480		CarrAmerica Realty Corp	1,436
30,694		CBL & Associates Properties, Inc	1,213
21,293		Cedar Shopping Centers, Inc	300
35,800		Centerpoint Properties Trust	1,771
7,117		CentraCore Properties Trust	191
4,486		Cherokee, Inc	154
31,781	e	Colonial Properties Trust	1,334
5,100		Columbia Equity Trust, Inc	82
40,991		Commercial Net Lease Realty, Inc	835
23,432		Corporate Office Properties Trust	833
28,724		Cousins Properties, Inc	813
53,181		Crescent Real Estate Equities Co	1,054
10,679	*	Criimi MAE, Inc	211
15,000		Deerfield Triarc Capital Corp	206
77,042		Developers Diversified Realty Corp	3,623
21,233		DiamondRock Hospitality Co	254
11,264		Digital Realty Trust, Inc	255
104,578		Duke Realty Corp	3,493
15,783		EastGroup Properties, Inc	713
38,510		ECC Capital Corp	87
15,039		Education Realty Trust, Inc	194
2,066	*	Enstar Group, Inc	137
18,156		Entertainment Properties Trust	740
42,886		Equity Inns, Inc	581
15,082		Equity Lifestyle Properties, Inc	671
287,896		Equity Office Properties Trust	8,732
26,061		Equity One, Inc	603
202,443		Equity Residential	7,920
16,215		Essex Property Trust, Inc	1,495
26,065		Extra Space Storage, Inc	401
36,004		Federal Realty Investment Trust	2,184
35,842		FelCor Lodging Trust, Inc	617
41,367		Fieldstone Investment Corp	491
32,241	e	First Industrial Realty Trust, Inc	1,241
14,075		First Potomac Realty Trust	374
97,828	e	Friedman Billings Ramsey Group, Inc	968
124,147		General Growth Properties, Inc	5,834
11,498		Getty Realty Corp	302
7,828	e	Gladstone Capital Corp	167
2,600		Gladstone Investment Corp	35

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

22,843		Glenborough Realty Trust, Inc	$413
26,916	e	Glimcher Realty Trust	655
10,299		Global Signal, Inc	445
27,800		GMH Communities Trust	431
23,708		Government Properties Trust, Inc	221
13,599		Gramercy Capital Corp	310
17,945		Harris & Harris Group, Inc	249
94,322		Health Care Property Investors, Inc	2,411
40,949		Health Care REIT, Inc	1,388
35,640		Healthcare Realty Trust, Inc	1,186
18,169		Heritage Property Investment Trust	607
41,626		Highland Hospitality Corp	460
37,150		Highwoods Properties, Inc	1,057
23,718		Home Properties, Inc	968
45,217		HomeBanc Corp	338
50,355		Hospitality Properties Trust	2,019
250,060		Host Marriott Corp	4,739
147,442		HRPT Properties Trust	1,526
56,391	e	IMPAC Mortgage Holdings, Inc	531
48,741		Inland Real Estate Corp	721
29,188		Innkeepers U.S.A. Trust	467
27,187		Investors Real Estate Trust	251
74,100	e	iShares Russell 2000 Index Fund	4,942
11,300		iShares Russell Midcap Index Fund	994
81,467		iStar Financial, Inc	2,904
6,700		JER Investors Trust, Inc	114
19,903		Kilroy Realty Corp	1,232
138,912		Kimco Realty Corp	4,456
20,224		Kite Realty Group Trust	313
26,000		KKR Financial Corp	624
24,368		LaSalle Hotel Properties	895
36,183	e	Lexington Corporate Properties Trust	771
61,781	e	Liberty Property Trust	2,647
17,555		LTC Properties, Inc	369
31,753		Luminent Mortgage Capital, Inc	238
41,167	e	Macerich Co	2,764
42,932		Mack-Cali Realty Corp	1,855
24,613		Maguire Properties, Inc	761
5,500		Medical Properties Trust, Inc	54
61,177	*	MeriStar Hospitality Corp	575
61,319		MFA Mortgage Investments, Inc	349
13,455		Mid-America Apartment Communities, Inc	653
39,586		Mills Corp	1,660
24,600		MortgageIT Holdings, Inc	336
18,515		National Health Investors, Inc	481
4,864		National Health Realty, Inc	90
46,089		Nationwide Health Properties, Inc	986
35,571		New Century Financial Corp	1,283
74,227		New Plan Excel Realty Trust	1,721
31,289		Newcastle Investment Corp	777
10,700		Newkirk Realty Trust, Inc	166
12,797		NorthStar Realty Finance Corp	130

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

21,755	e	Novastar Financial, Inc	$611
38,341		Omega Healthcare Investors, Inc	483
5,242		One Liberty Properties, Inc	97
11,507		Origen Financial, Inc	82
29,688		Pan Pacific Retail Properties, Inc	1,986
11,623		Parkway Properties, Inc	467
25,029		Pennsylvania Real Estate Investment Trust	935
129,344		Plum Creek Timber Co, Inc	4,663
27,819		Post Properties, Inc	1,111
32,117		Prentiss Properties Trust	1,307
171,882		Prologis	8,030
13,682		PS Business Parks, Inc	673
58,753		Public Storage, Inc	3,979
20,254		RAIT Investment Trust	525
11,548		Ramco-Gershenson Properties	308
61,400		Realty Income Corp	1,327
58,125		Reckson Associates Realty Corp	2,091
15,491		Redwood Trust, Inc	639
48,023		Regency Centers Corp	2,831
6,115	*	Rockville Financial, Inc	80
8,737		Saul Centers, Inc	315
39,317		Saxon Capital, Inc	445
42,780		Senior Housing Properties Trust	723
32,244		Shurgard Storage Centers, Inc (Class A)	1,829
121,663		Simon Property Group, Inc	9,323
12,509	e	Sizeler Property Investors, Inc	161
29,536		SL Green Realty Corp	2,256
13,156		Sovran Self Storage, Inc	618
249,600	e	SPDR Trust Series 1	31,078
46,400		Spirit Finance Corp	527
32,028		Strategic Hotel Capital, Inc	659
12,790		Sun Communities, Inc	402
22,400		Sunstone Hotel Investors, Inc	595
22,030		Tanger Factory Outlet Centers, Inc	633
11,598	e*	Tarragon Corp	239
35,822		Taubman Centers, Inc	1,245
171,461	*	Telewest Global, Inc	4,084
73,407		Thornburg Mortgage, Inc	1,923
12,690	e	Town & Country Trust	429
63,641		Trizec Properties, Inc	1,459
39,592		Trustreet Properties, Inc	579
93,649		United Dominion Realty Trust, Inc	2,195
10,285		Universal Health Realty Income Trust	322
20,029		Urstadt Biddle Properties, Inc (Class A)	325
29,300		U-Store-It Trust	617
70,884		Ventas, Inc	2,270
83,921		Vornado Realty Trust	7,005
30,712		Washington Real Estate Investment Trust	932
54,481		Weingarten Realty Investors	2,060
18,615		Winston Hotels, Inc	184

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	260,633

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

HOTELS AND OTHER LODGING PLACES - 0.42%
18,496		Ameristar Casinos, Inc	$420
25,115	*	Aztar Corp	763
15,345	*	Bluegreen Corp	242
29,227		Boyd Gaming Corp	1,393
23,196		Choice Hotels International, Inc	969
29,868	*	Gaylord Entertainment Co	1,302
17,562	*	Great Wolf Resorts, Inc	181
271,266		Hilton Hotels Corp	6,540
9,907	*	Isle of Capri Casinos, Inc	241
142,278	*	La Quinta Corp	1,585
15,760	*	Las Vegas Sands Corp	622
14,891		Marcus Corp	350
124,293		Marriott International, Inc (Class A)	8,324
85,616	*	MGM Mirage	3,140
8,692	*	Monarch Casino & Resort, Inc	196
14,684	*	MTR Gaming Group, Inc	153
3,889	*	Outdoor Channel Holdings, Inc	53
10,185	*	Riviera Holdings Corp	167
151,767		Starwood Hotels & Resorts Worldwide, Inc	9,692
39,329		Station Casinos, Inc	2,666
23,308	*	Vail Resorts, Inc	770
34,512	e*	Wynn Resorts Ltd	1,893

		TOTAL HOTELS AND OTHER LODGING PLACES	41,662

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.49%
545,590		3M Co	42,283
5,902	*	Aaon, Inc	106
18,069		Actuant Corp	1,008
41,597	*	Advanced Digital Information Corp	407
62,956	*	AGCO Corp	1,043
4,419		Alamo Group, Inc	91
21,965		Albany International Corp (Class A)	794
133,184		American Standard Cos, Inc	5,321
585,480	*	Apple Computer, Inc	42,090
1,178,384		Applied Materials, Inc	21,140
11,700	*	Astec Industries, Inc	382
12,006	e*	ASV, Inc	300
39,136	*	Asyst Technologies, Inc	224
73,014	*	Axcelis Technologies, Inc	348
56,485		Black & Decker Corp	4,912
11,587		Black Box Corp	549
20,484	*	Blount International, Inc	326
36,704		Briggs & Stratton Corp	1,424
52,087	*	Brooks Automation, Inc	653
14,025		Bucyrus International, Inc (Class A)	739
23,046		Carlisle Cos, Inc	1,594
8,415		Cascade Corp	395
483,102		Caterpillar, Inc	27,909
43,649		CDW Corp	2,513

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

54,695	*	Cirrus Logic, Inc	$365
76,652	e*	Cooper Cameron Corp	3,173
32,898		Cummins, Inc	2,952
16,394		Curtiss-Wright Corp	895
174,354		Deere & Co	11,875
1,747,000	*	Dell, Inc	52,393
49,096		Diebold, Inc	1,866
54,586		Donaldson Co, Inc	1,736
28,117	*	Dot Hill Systems Corp	195
143,133		Dover Corp	5,795
19,500	*	Dresser-Rand Group, Inc	472
6,245	*	Dril-Quip, Inc	295
105,079		Eaton Corp	7,050
1,697,694	*	EMC Corp	23,123
57,587	*	Emulex Corp	1,140
30,998		Engineered Support Systems, Inc	1,291
16,559	*	EnPro Industries, Inc	446
86,737	*	Entegris, Inc	817
89,895	*	Extreme Networks, Inc	427
8,492	*	Fargo Electronics, Inc	163
8,475	*	Flanders Corp	103
39,214	*	Flowserve Corp	1,551
49,558	*	FMC Technologies, Inc	2,127
17,256	*	Gardner Denver, Inc	851
177,313	e*	Gateway, Inc	445
10,783	*	Gehl Co	283
17,220	*	Global Imaging Systems, Inc	596
6,143		Gorman-Rupp Co	136
48,455		Graco, Inc	1,768
87,923	*	Grant Prideco, Inc	3,879
2,060,250		Hewlett-Packard Co	58,985
14,542	*	Hydril	910
36,153		IDEX Corp	1,486
34,872	*	Intermec, Inc	1,179
1,152,096	d	International Business Machines Corp	94,702
243,899		International Game Technology	7,507
14,156	*	Intevac, Inc	187
115,799	*	Jabil Circuit, Inc	4,295
85,167		Joy Global, Inc	3,407
9,545	*	Kadant, Inc	177
21,080		Kaydon Corp	678
27,624		Kennametal, Inc	1,410
20,645	*	Komag, Inc	716
40,500	*	Kulicke & Soffa Industries, Inc	358
97,320	*	Lam Research Corp	3,472
40,242		Lennox International, Inc	1,135
88,343	*	Lexmark International, Inc	3,960
7,700		Lindsay Manufacturing Co	148
10,534		Lufkin Industries, Inc	525
22,406		Manitowoc Co, Inc	1,125
2,088	*	Mestek, Inc	27
26,059	*	Micros Systems, Inc	1,259

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

4,193	*	Middleby Corp	$363
27,397	*	Mikohn Gaming Corp	270
26,742		Modine Manufacturing Co	872
3,596		Nacco Industries, Inc (Class A)	421
22,120	*	Netgear, Inc	426
11,481		NN, Inc	122
19,992		Nordson Corp	810
80,111	*	Nuance Communications, Inc	611
28,785	*	Oil States International, Inc	912
2,088	*	Omega Flex, Inc	36
86,703		Pall Corp	2,329
29,097	e*	Palm, Inc	925
5,442	e*	PAR Technology Corp	151
84,890		Parker Hannifin Corp	5,599
23,812	*	Paxar Corp	467
71,324		Pentair, Inc	2,462
17,519	*	ProQuest Co	489
117,629	*	Quantum Corp	359
6,400	*	Rackable Systems, Inc	182
3,353	*	RBC Bearings, Inc	54
6,419	*	Rimage Corp	186
6,900		Robbins & Myers, Inc	140
129,272		Rockwell Automation, Inc	7,648
128,287	*	SanDisk Corp	8,059
6,258		Sauer-Danfoss, Inc	118
9,926	*	Scansource, Inc	543
42,395	*	Scientific Games Corp (Class A)	1,157
86,617	v*	Seagate Technology, Inc (Escrow)	-	^
10,800	*	Semitool, Inc	118
150,032		Smith International, Inc	5,568
692,202	*	Solectron Corp	2,533
51,912	e	SPX Corp	2,376
8,469		Standex International Corp	235
59,457		Stanley Works	2,856
20,650		Stewart & Stevenson Services, Inc	436
176,104		Symbol Technologies, Inc	2,258
10,545		Tecumseh Products Co (Class A)	242
5,600		Tennant Co	291
33,915	*	Terex Corp	2,015
55,820		Timken Co	1,787
30,279		Toro Co	1,325
9,007	e*	TurboChef Technologies, Inc	129
18,851	*	Ultratech, Inc	309
93,406	e*	Varian Medical Systems, Inc	4,702
17,066	*	VeriFone Holdings, Inc	432
14,432		Watsco, Inc	863
150,486	*	Western Digital Corp	2,801
6,723		Woodward Governor Co	578
50,912	*	Zebra Technologies Corp (Class A)	2,182

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	542,154

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

INSTRUMENTS AND RELATED PRODUCTS - 4.40%
17,419	*	Abaxis, Inc	$287
13,149	e*	Abiomed, Inc	121
6,126	*	ADE Corp	147
44,404	*	Advanced Medical Optics, Inc	1,856
46,944	*	Affymetrix, Inc	2,242
347,250	*	Agilent Technologies, Inc	11,560
42,246	e*	Align Technology, Inc	273
92,182		Allergan, Inc	9,952
47,352	*	American Medical Systems Holdings, Inc	844
5,636	*	American Science & Engineering, Inc	352
11,692		Analogic Corp	559
14,600	*	Anaren, Inc	228
1,746	*	Angiodynamics, Inc	45
8,282	*	Animas Corp	200
140,977		Applera Corp (Applied Biosystems Group)	3,744
7,835	*	ARGON ST, Inc	243
15,128		Arrow International, Inc	439
16,914	e*	Arthrocare Corp	713
11,116	*	Aspect Medical Systems, Inc	382
11,512	*	August Technology Corp	127
3,797		Badger Meter, Inc	149
75,116		Bard (C.R.), Inc	4,952
38,459		Bausch & Lomb, Inc	2,611
439,379		Baxter International, Inc	16,543
2,200	*	Baxter International, Inc (Contingent Value Rts)	-	^
44,454		Beckman Coulter, Inc	2,529
178,729		Becton Dickinson & Co	10,738
178,469		Biomet, Inc	6,527
12,755	*	Bio-Rad Laboratories, Inc (Class A)	835
11,552	e*	Biosite, Inc	650
467,982	*	Boston Scientific Corp	11,461
26,702	*	Bruker BioSciences Corp	130
18,361	*	Caliper Life Sciences, Inc	108
19,456	*	Candela Corp	281
7,583	*	Cantel Medical Corp	136
32,340	*	Cepheid, Inc	284
9,829		CNS, Inc	215
21,088	*	Coherent, Inc	626
13,701		Cohu, Inc	313
22,053	*	Conmed Corp	522
31,206		Cooper Cos, Inc	1,601
70,483	*	Credence Systems Corp	491
14,634	e*	Cyberonics, Inc	473
168,010	e	Danaher Corp	9,372
7,100		Datascope Corp	235
57,196		Dentsply International, Inc	3,071
3,084	*	DexCom, Inc	46
15,633	*	Dionex Corp	767
14,984	*	DJ Orthopedics, Inc	413
19,214		DRS Technologies, Inc	988
200,110	e	Eastman Kodak Co	4,683

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

13,856		EDO Corp	$375
27,427	*	Encore Medical Corp	136
17,538	*	ESCO Technologies, Inc	780
18,700	*	Esterline Technologies Corp	695
5,027	*	ev3, Inc	74
7,765	*	Excel Technology, Inc	185
9,461	e*	FARO Technologies, Inc	189
16,016	*	FEI Co	307
85,385	*	Fisher Scientific International, Inc	5,282
42,641	*	Flir Systems, Inc	952
22,772	*	Formfactor, Inc	556
33,331	*	Fossil, Inc	717
9,433	e*	Foxhollow Technologies, Inc	281
233,253		Guidant Corp	15,103
17,714	*	Haemonetics Corp	866
23,435	*	HealthTronics, Inc	179
7,204	*	Herley Industries, Inc	119
31,484	*	Hologic, Inc	1,194
9,395	*	ICU Medical, Inc	368
13,461	*	I-Flow Corp	197
14,538	*	II-VI, Inc	260
24,880	*	Illumina, Inc	351
24,857	e*	Inamed Corp	2,179
52,711	e*	Input/Output, Inc	371
15,289	*	Integra LifeSciences Holdings Corp	542
19,980	*	Intermagnetics General Corp	637
9,047	e*	Intralase Corp	161
24,999	*	Intuitive Surgical, Inc	2,932
22,994		Invacare Corp	724
17,103	e*	Ionatron, Inc	173
11,074	*	IRIS International, Inc	242
9,482	e*	Ista Pharmaceuticals, Inc	60
16,205	*	Itron, Inc	649
21,812	*	Ixia	322
2,113,752		Johnson & Johnson	127,036
8,152		Keithley Instruments, Inc	114
6,174	*	Kensey Nash Corp	136
137,228		Kla-Tencor Corp	6,769
45,800	*	Kopin Corp	245
19,943	*	Kyphon, Inc	814
10,104	*	LaBarge, Inc	145
14,197	e*	Laserscope	319
8,470	*	LeCroy Corp	129
56,594	e*	Lexar Media, Inc	465
54,978	*	LTX Corp	247
6,925	*	Measurement Specialties, Inc	169
858,770		Medtronic, Inc	49,439
22,169	e	Mentor Corp	1,022
18,330	*	Merit Medical Systems, Inc	223
30,675	*	Mettler-Toledo International, Inc	1,693
7,594	*	Micro Therapeutics, Inc	53
34,680	*	Millipore Corp	2,290

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

20,946		Mine Safety Appliances Co	$758
23,665	*	MKS Instruments, Inc	423
11,845	*	Molecular Devices Corp	343
12,667		Movado Group, Inc	232
13,932		MTS Systems Corp	483
39,665	*	Nanogen, Inc	104
39,105		National Instruments Corp	1,253
3,737	*	Neurometrix, Inc	102
27,910	*	Newport Corp	378
10,659	e*	NuVasive, Inc	193
16,400	e	Oakley, Inc	241
8,254	e*	OccuLogix, Inc	59
13,324	e*	Palomar Medical Technologies, Inc	467
92,691		PerkinElmer, Inc	2,184
13,914	*	Photon Dynamics, Inc	254
163,404		Pitney Bowes, Inc	6,904
18,948		PolyMedica Corp	634
50,588	*	Resmed, Inc	1,938
51,817	*	Respironics, Inc	1,921
9,751	*	Rofin-Sinar Technologies, Inc	424
60,320		Roper Industries, Inc	2,383
8,333	*	Rudolph Technologies, Inc	107
24,406	*	Sirf Technology Holdings, Inc	727
7,141	e*	Somanetics Corp	229
16,954	*	Sonic Solutions, Inc	256
10,559	*	SonoSite, Inc	370
257,362	*	St. Jude Medical, Inc	12,920
24,116	e*	Star Scientific, Inc	57
47,592		STERIS Corp	1,191
206,914		Stryker Corp	9,193
30,027	*	Sybron Dental Specialties, Inc	1,195
5,712	*	Symmetry Medical, Inc	111
27,552	*	Techne Corp	1,547
61,390		Tektronix, Inc	1,732
25,935	*	Teledyne Technologies, Inc	755
142,153	e*	Teradyne, Inc	2,071
114,177	*	Thermo Electron Corp	3,440
28,916	*	ThermoGenesis Corp	140
32,720	*	Thoratec Corp	677
35,955	*	Trimble Navigation Ltd	1,276
17,832	*	TriPath Imaging, Inc	108
8,981		United Industrial Corp	371
24,196	*	Varian, Inc	963
20,673	*	Veeco Instruments, Inc	358
21,331	*	Ventana Medical Systems, Inc	903
23,354	*	Viasys Healthcare, Inc	600
11,710	*	Viisage Technology, Inc	206
8,467	*	Vital Images, Inc	221
3,821		Vital Signs, Inc	164
2,000	*	Vnus Medical Technologies, Inc	17
80,330	*	Waters Corp	3,036
19,885	*	Wright Medical Group, Inc	406

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

673,934	e*	Xerox Corp	$9,873
13,259		X-Rite, Inc	133
3,046		Young Innovations, Inc	104
177,211	*	Zimmer Holdings, Inc	11,951
5,962	*	Zoll Medical Corp	150

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	434,766

INSURANCE AGENTS, BROKERS AND SERVICE - 0.46%
223,290		AON Corp	8,027
75,776		Brown & Brown, Inc	2,314
10,229		Clark, Inc	136
14,025		Crawford & Co (Class B)	81
67,596		Gallagher (Arthur J.) & Co	2,087
209,498		Hartford Financial Services Group, Inc	17,994
22,008		Hilb Rogal & Hobbs Co	848
376,849		Marsh & McLennan Cos, Inc	11,969
24,836		National Financial Partners Corp	1,305
31,178	*	USI Holdings Corp	429

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	45,190

INSURANCE CARRIERS - 5.39%
21,838		21st Century Insurance Group	353
205,223		Aetna, Inc	19,355
6,908		Affirmative Insurance Holdings, Inc	101
355,819		Aflac, Inc	16,517
21,901		Alfa Corp	353
3,465	*	Alleghany Corp	984
472,108		Allstate Corp	25,527
77,083		Ambac Financial Group, Inc	5,940
22,730		American Equity Investment Life Holding Co	297
33,817		American Financial Group, Inc	1,296
1,637,553		American International Group, Inc	111,730
5,984		American National Insurance Co	700
5,463	*	American Physicians Capital, Inc	250
35,074	*	AMERIGROUP Corp	683
27,021	e	AmerUs Group Co	1,531
22,573	*	Argonaut Group, Inc	740
80,878		Assurant, Inc	3,517
4,897		Baldwin & Lyons, Inc (Class B)	119
11,795		Bristol West Holdings, Inc	224
28,867	*	Centene Corp	759
19,544	*	Ceres Group, Inc	101
137,932		Chubb Corp	13,469
92,911		Cigna Corp	10,378
125,030		Cincinnati Financial Corp	5,586
23,025	e*	Citizens, Inc	125
16,347	*	CNA Financial Corp	535
10,118	*	CNA Surety Corp	147

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

19,931		Commerce Group, Inc	$1,142
108,499	*	Conseco, Inc	2,514
21,437		Delphi Financial Group, Inc (Class A)	986
14,969		Direct General Corp	253
5,412		Donegal Group, Inc	126
4,503		EMC Insurance Group, Inc	90
30,862		Erie Indemnity Co (Class A)	1,642
10,036		FBL Financial Group, Inc (Class A)	329
114,656		Fidelity National Financial, Inc	4,218
19,609		Fidelity National Title Group, Inc	477
13,254	e*	First Acceptance Corp	136
57,724		First American Corp	2,615
6,887	*	Fpic Insurance Group, Inc	239
159,453		Genworth Financial, Inc	5,514
4,433		Great American Financial Resources, Inc	88
39,485		Hanover Insurance Group, Inc	1,649
13,027		Harleysville Group, Inc	345
78,339		HCC Insurance Holdings, Inc	2,325
79,463	*	Health Net, Inc	4,096
14,728	*	HealthExtras, Inc	370
33,145		Horace Mann Educators Corp	628
113,585	e*	Humana, Inc	6,171
3,952		Independence Holding Co	77
16,217		Infinity Property & Casualty Corp	603
96,127		Jefferson-Pilot Corp	5,473
2,078		Kansas City Life Insurance Co	104
14,379	*	KMG America Corp	132
12,576		LandAmerica Financial Group, Inc	785
58,212		Leucadia National Corp	2,763
123,144		Lincoln National Corp	6,530
105,161		Loews Corp	9,975
7,160	*	Markel Corp	2,270
94,805	e	MBIA, Inc	5,703
19,709		Mercury General Corp	1,147
295,480		Metlife, Inc	14,479
66,054		MGIC Investment Corp	4,348
7,293		Midland Co	263
7,622	*	Molina Healthcare, Inc	203
3,129		National Interstate Corp	60
1,551		National Western Life Insurance Co (Class A)	321
39,318		Nationwide Financial Services, Inc (Class A)	1,730
8,155	*	Navigators Group, Inc	356
9,757	e	Odyssey Re Holdings Corp	245
44,462		Ohio Casualty Corp	1,259
128,104		Old Republic International Corp	3,364
12,365	*	Philadelphia Consolidated Holding Co	1,196
62,731		Phoenix Cos, Inc	856
22,267	*	PMA Capital Corp (Class A)	203
65,891		PMI Group, Inc	2,706
13,808		Presidential Life Corp	263
208,164		Principal Financial Group	9,873
19,772	*	ProAssurance Corp	962

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

140,787		Progressive Corp	$16,441
48,849		Protective Life Corp	2,138
365,928		Prudential Financial, Inc	26,782
61,095		Radian Group, Inc	3,580
21,524		Reinsurance Group Of America, Inc	1,028
16,861		RLI Corp	841
91,298		Safeco Corp	5,158
8,011		Safety Insurance Group, Inc	323
5,765	*	SeaBright Insurance Holdings, Inc	96
20,200		Selective Insurance Group, Inc	1,073
476,034		St. Paul Travelers Cos, Inc	21,264
40,694		Stancorp Financial Group, Inc	2,033
9,480		State Auto Financial Corp	346
13,333		Stewart Information Services Corp	649
75,605		Torchmark Corp	4,204
11,467		Tower Group, Inc	252
19,325		Transatlantic Holdings, Inc	1,299
6,045	*	Triad Guaranty, Inc	266
24,418		UICI	867
12,993		United Fire & Casualty Co	525
967,680		UnitedHealth Group, Inc	60,132
35,353		Unitrin, Inc	1,593
17,138	*	Universal American Financial Corp	258
210,371		UnumProvident Corp	4,786
76,966		W.R. Berkley Corp	3,665
14,555	*	WellCare Health Plans, Inc	595
448,343	*	WellPoint, Inc	35,773
921		Wesco Financial Corp	355
17,941		Zenith National Insurance Corp	827

		TOTAL INSURANCE CARRIERS	532,668

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
27,679	*	Corrections Corp of America	1,245
5,992	*	Geo Group, Inc	137

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	1,382

LEATHER AND LEATHER PRODUCTS - 0.13%
12,803		Brown Shoe Co, Inc	543
265,648	*	Coach, Inc	8,857
15,524	*	Genesco, Inc	602
11,514		Steven Madden Ltd	337
36,258	*	Timberland Co (Class A)	1,180
3,210		Weyco Group, Inc	61
39,829		Wolverine World Wide, Inc	895

		TOTAL LEATHER AND LEATHER PRODUCTS	12,475

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

LEGAL SERVICES - 0.01%
29,832	*	FTI Consulting, Inc	$818
7,324	e	Pre-Paid Legal Services, Inc	280

		TOTAL LEGAL SERVICES	1,098

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
69,405		Laidlaw International, Inc	1,612

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	1,612

LUMBER AND WOOD PRODUCTS - 0.04%
7,280	e	American Woodmark Corp	180
55,061	*	Champion Enterprises, Inc	750
7,514		Deltic Timber Corp	390
75,880	v	Louisiana-Pacific Corp	2,084
4,307		Skyline Corp	157
10,940		Universal Forest Products, Inc	605

		TOTAL LUMBER AND WOOD PRODUCTS	4,166

METAL MINING - 0.37%
15,468	e	Cleveland-Cliffs, Inc	1,370
176,062	*	Coeur d'Alene Mines Corp	704
126,602	e	Freeport-McMoRan Copper & Gold, Inc (Class A)	6,811
87,163	e*	Hecla Mining Co	354
293,247		Newmont Mining Corp	15,660
68,521		Phelps Dodge Corp	9,858
16,317	e	Royal Gold, Inc	567
18,618	e	Southern Copper Corp	1,247
29,044	*	Stillwater Mining Co	336

		TOTAL METAL MINING	36,907

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.21%
19,692		Blyth, Inc	413
52,436		Callaway Golf Co	726
12,245	e	Charles & Colvard Ltd	247
11,620		Daktronics, Inc	344
5,091		Escalade, Inc	60
102,299		Fortune Brands, Inc	7,981
110,550		Hasbro, Inc	2,231
67,721	*	Identix, Inc	339
19,429	*	Jakks Pacific, Inc	407
33,584	*	K2, Inc	340
8,407		Marine Products Corp	88
287,400		Mattel, Inc	4,547
22,811	e	Nautilus, Inc	426

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

12,364	*	RC2 Corp	$439
6,000		Russ Berrie & Co, Inc	68
25,227	e*	Shuffle Master, Inc	634
4,356	*	Steinway Musical Instruments, Inc	111
32,225		Yankee Candle Co, Inc	825

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	20,226

MISCELLANEOUS RETAIL - 1.15%
14,742	*	1-800-FLOWERS.COM, Inc (Class A)	95
11,957	*	AC Moore Arts & Crafts, Inc	174
22,029	e*	Alloy, Inc	64
215,227	e*	Amazon.com, Inc	10,148
34,769		Barnes & Noble, Inc	1,484
13,168		Big 5 Sporting Goods Corp	288
3,683		Blair Corp	143
10,266	*	Blue Nile, Inc	414
50,097		Borders Group, Inc	1,086
8,100	e*	Build-A-Bear Workshop, Inc	240
20,077		Cash America International, Inc	466
18,538	*	CKX, Inc	241
25,032	*	Coldwater Creek, Inc	764
572,581		CVS Corp	15,128
11,014	*	dELiA*s, Inc	91
1,270	*	dELiA*s, Inc	1
23,900	e*	Dick's Sporting Goods, Inc	794
79,711	*	Dollar Tree Stores, Inc	1,908
48,030	e*	Drugstore.com, Inc	137
900	*	Golf Galaxy, Inc	17
21,051	e*	GSI Commerce, Inc	318
24,778	*	Hibbett Sporting Goods, Inc	706
17,929	*	Jill (J.) Group, Inc	341
21,241		Longs Drug Stores Corp	773
96,467		Michaels Stores, Inc	3,412
34,122		MSC Industrial Direct Co (Class A)	1,372
17,260	e*	Nutri/System, Inc	622
223,693	*	Office Depot, Inc	7,024
48,639		OfficeMax, Inc	1,233
8,052	e*	Overstock.com, Inc	227
4,400	v*	Party City Corp	75
39,765	*	Petco Animal Supplies, Inc	873
103,378		Petsmart, Inc	2,653
17,397	*	Priceline.com, Inc	388
370,721	e*	Rite Aid Corp	1,290
70,679	*	Sears Holdings Corp	8,165
7,595	*	Sharper Image Corp	74
18,171	e*	Sports Authority, Inc	566
12,380	*	Stamps.com, Inc	284
521,957		Staples, Inc	11,854
6,238	*	Systemax, Inc	39
102,292		Tiffany & Co	3,917

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

18,910	*	Valuevision International, Inc (Class A)	$238
727,899		Walgreen Co	32,217
18,913		World Fuel Services Corp	638
35,110	*	Zale Corp	883
2,221	*	Zumiez, Inc	96

		TOTAL MISCELLANEOUS RETAIL	113,961

MOTION PICTURES - 1.60%
30,176	*	Avid Technology, Inc	1,652
131,585	e	Blockbuster, Inc (Class A)	493
8,585	e	Carmike Cinemas, Inc	218
1,015,569	*	CBS Corp	33,108
75,312	*	Denny's Corp	303
193,637	*	Discovery Holding Co (Class A)	2,934
27,802	*	DreamWorks Animation SKG, Inc (Class A)	683
34,565	*	Macrovision Corp	578
1,646,633		News Corp (Class A)	25,605
36,901	*	Pixar	1,945
30,375		Regal Entertainment Group (Class A)	578
43,253	*	Time Warner Telecom, Inc (Class A)	426
3,258,659		Time Warner, Inc	56,831
1,378,050		Walt Disney Co	33,032
3,982	e*	WPT Enterprises, Inc	24

		TOTAL MOTION PICTURES	158,410

NONDEPOSITORY INSTITUTIONS - 2.06%
12,134	e*	Accredited Home Lenders Holding Co	602
46,200		Advance America Cash Advance Centers, Inc	573
12,951		Advanta Corp (Class B)	420
76,932		American Capital Strategies Ltd	2,786
777,335		American Express Co	40,002
101,634	*	AmeriCredit Corp	2,605
15,700		Ares Capital Corp	252
9,451	e	Asta Funding, Inc	258
8,568		Beverly Hills Bancorp, Inc	89
212,014	e	Capital One Financial Corp	18,318
52,991	e	CapitalSource, Inc	1,187
28,111		CharterMac	595
146,985		CIT Group, Inc	7,611
10,193	*	Collegiate Funding Services LLC	201
17,085	*	CompuCredit Corp	657
415,837		Countrywide Financial Corp	14,217
7,803	e	Delta Financial Corp	65
59,418	e	Doral Financial Corp	630
10,314	e*	Encore Capital Group, Inc	179
691,494		Fannie Mae	33,752
7,676		Federal Agricultural Mortgage Corp (Class C)	230
13,887		Financial Federal Corp	617

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

9,204	*	First Cash Financial Services, Inc	$268
17,831	e	First Marblehead Corp	586
488,040		Freddie Mac	31,893
905,976		MBNA Corp	24,597
38,917		MCG Capital Corp	568
11,907	*	Nelnet, Inc	484
12,077		NGP Capital Resources Co	159
25,500	e*	Ocwen Financial Corp	222
297,025		SLM Corp	16,363
3,200		Student Loan Corp	670
2,729	*	United PanAm Financial Corp	71
16,657		Westcorp	1,110
4,804	*	WFS Financial, Inc	366
12,929	*	World Acceptance Corp	369

		TOTAL NONDEPOSITORY INSTITUTIONS	203,572

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
13,959		AMCOL International Corp	286
13,996	e	Compass Minerals International, Inc	344
32,146		Florida Rock Industries, Inc	1,577
72,013		Vulcan Materials Co	4,879

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	7,086

OIL AND GAS EXTRACTION - 2.75%
167,591		Anadarko Petroleum Corp	15,879
235,498		Apache Corp	16,136
7,990	*	Atlas America, Inc	481
15,594	*	ATP Oil & Gas Corp	577
10,334	*	Atwood Oceanics, Inc	806
238,835	e	Baker Hughes, Inc	14,516
12,786		Berry Petroleum Co (Class A)	731
9,100	*	Bill Barrett Corp	351
228,764	e	BJ Services Co	8,389
9,257	e*	Bois d'Arc Energy, Inc	147
22,523	*	Brigham Exploration Co	267
4,000	*	Bronco Drilling Co, Inc	92
272,284		Burlington Resources, Inc	23,471
34,234		Cabot Oil & Gas Corp (Class A)	1,544
54,148	*	Cal Dive International, Inc	1,943
11,727	*	Callon Petroleum Co	207
13,134	*	Carrizo Oil & Gas, Inc	325
36,160	e*	Cheniere Energy, Inc	1,346
257,897	e	Chesapeake Energy Corp	8,183
56,713		Cimarex Energy Co	2,439
3,369	e*	Clayton Williams Energy, Inc	141
27,966	*	Comstock Resources, Inc	853
25,701	e*	Delta Petroleum Corp	560
80,090	*	Denbury Resources, Inc	1,824

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

313,856		Devon Energy Corp	$19,629
41,319		Diamond Offshore Drilling, Inc	2,874
11,397	*	Edge Petroleum Corp	284
33,810	*	Encore Acquisition Co	1,083
38,976	e*	Endeavour International Corp	129
25,559	*	Energy Partners Ltd	557
107,179		ENSCO International, Inc	4,753
86,292		Equitable Resources, Inc	3,166
38,504	*	Forest Oil Corp	1,755
23,447	e*	FX Energy, Inc	187
45,406	*	Gasco Energy, Inc	297
58,536	*	Global Industries Ltd	664
7,197	*	Goodrich Petroleum Corp	181
135,981	*	Grey Wolf, Inc	1,051
314,527		Halliburton Co	19,488
65,337	*	Hanover Compressor Co	922
29,621	e*	Harvest Natural Resources, Inc	263
36,905		Helmerich & Payne, Inc	2,285
7,538	*	Hercules Offshore, Inc	214
21,181	*	Houston Exploration Co	1,118
35,853	*	KCS Energy, Inc	868
80,505		Kerr-McGee Corp	7,315
15,667	e*	McMoRan Exploration Co	310
78,560	*	Meridian Resource Corp	330
121,560	*	National Oilwell Varco, Inc	7,622
90,232	*	Newfield Exploration Co	4,518
64,229	*	Newpark Resources, Inc	490
123,416		Noble Energy, Inc	4,974
282,943		Occidental Petroleum Corp	22,601
19,672	*	Oceaneering International, Inc	979
28,738	*	Parallel Petroleum Corp	489
67,649	*	Parker Drilling Co	733
120,352		Patterson-UTI Energy, Inc	3,966
3,037	v*	PetroCorp (Escrow)	-	^
37,870	*	PetroHawk Energy Corp	501
12,730	*	Petroleum Development Corp	424
28,296	*	Petroquest Energy, Inc	234
13,986	*	Pioneer Drilling Co	251
92,526		Pioneer Natural Resources Co	4,744
54,017	*	Plains Exploration & Production Co	2,146
43,929		Pogo Producing Co	2,188
112,760	*	Pride International, Inc	3,467
38,715	e*	Quicksilver Resources, Inc	1,626
91,018		Range Resources Corp	2,397
15,796	*	Remington Oil & Gas Corp	577
75,803		Rowan Cos, Inc	2,702
15,075		RPC, Inc	397
13,271	*	SEACOR Holdings, Inc	904
116,854	e*	Southwestern Energy Co	4,200
39,351		St. Mary Land & Exploration Co	1,448
18,090	*	Stone Energy Corp	824
53,385	*	Superior Energy Services	1,124

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

6,200	*	Superior Well Services, Inc	$147
20,350	*	Swift Energy Co	917
29,896	e*	Syntroleum Corp	270
26,396	*	Tetra Technologies, Inc	806
42,894		Tidewater, Inc	1,907
33,487		Todco	1,275
13,427	e*	Toreador Resources Corp	283
39,269	*	Transmontaigne, Inc	259
16,701	e*	Tri-Valley Corp	130
7,100	*	Union Drilling, Inc	103
33,016	*	Unit Corp	1,817
24,948	*	Veritas DGC, Inc	885
38,400		Vintage Petroleum, Inc	2,048
8,839		W&T Offshore, Inc	260
20,335	*	Warren Resources, Inc	322
20,558	*	W-H Energy Services, Inc	680
25,320	*	Whiting Petroleum Corp	1,013
254,947		XTO Energy, Inc	11,202

		TOTAL OIL AND GAS EXTRACTION	271,781

PAPER AND ALLIED PRODUCTS - 0.54%
76,541		Bemis Co	2,133
38,686		Bowater, Inc	1,189
21,735	*	Buckeye Technologies, Inc	175
18,440	*	Caraustar Industries, Inc	160
12,643		Chesapeake Corp	215
30,362		Glatfelter	431
43,223	*	Graphic Packaging Corp	99
10,559		Greif, Inc (Class A)	700
350,880		International Paper Co	11,793
340,306		Kimberly-Clark Corp	20,299
34,400		Longview Fibre Co	716
129,492		MeadWestvaco Corp	3,630
20,151	e*	Mercer International, Inc	158
10,278		Neenah Paper, Inc	288
43,757		Packaging Corp of America	1,004
1		Packaging Dynamics Corp	-	^
27,555	*	Playtex Products, Inc	377
20,149		Potlatch Corp	1,027
19,151		Rock-Tenn Co (Class A)	261
9,960		Schweitzer-Mauduit International, Inc	247
182,775	*	Smurfit-Stone Container Corp	2,590
71,238		Sonoco Products Co	2,094
78,891		Temple-Inland, Inc	3,538
29,954		Wausau Paper Corp	355

		TOTAL PAPER AND ALLIED PRODUCTS	53,479

PERSONAL SERVICES - 0.16%
5,708		Angelica Corp	95

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

98,577		Cintas Corp	$4,059
20,600	*	Coinstar, Inc	470
15,088		G & K Services, Inc (Class A)	592
234,860		H&R Block, Inc	5,766
25,900		Jackson Hewitt Tax Service, Inc	718
31,111		Regis Corp	1,200
219,055		Service Corp International	1,792
6,886		Unifirst Corp	214
26,530	*	Weight Watchers International, Inc	1,311

		TOTAL PERSONAL SERVICES	16,217

PETROLEUM AND COAL PRODUCTS - 4.91%
7,500	*	Alon USA Energy, Inc	147
55,033		Amerada Hess Corp	6,979
44,740		Ashland, Inc	2,590
1,609,614		Chevron Corp	91,378
987,336		ConocoPhillips	57,443
13,996		ElkCorp	471
169,035		EOG Resources, Inc	12,402
4,532,589		Exxon Mobil Corp	254,596
38,611		Frontier Oil Corp	1,449
10,087	*	Giant Industries, Inc	524
29,562	e*	Headwaters, Inc	1,048
15,005		Holly Corp	883
257,388		Marathon Oil Corp	15,693
115,772		Murphy Oil Corp	6,251
97,720		Sunoco, Inc	7,659
48,442		Tesoro Corp	2,982
420,722		Valero Energy Corp	21,709
11,564		WD-40 Co	304

		TOTAL PETROLEUM AND COAL PRODUCTS	484,508

PRIMARY METAL INDUSTRIES - 0.79%
88,630	*	AK Steel Holding Corp	705
618,006		Alcoa, Inc	18,274
21,938	*	Aleris International, Inc	707
66,893		Allegheny Technologies, Inc	2,413
32,575		Belden CDT, Inc	796
12,468	*	Brush Engineered Materials, Inc	198
17,447		Carpenter Technology Corp	1,229
16,537	*	Century Aluminum Co	433
15,641	*	Chaparral Steel Co	473
37,612	*	CommScope, Inc	757
1,082,693	*	Corning, Inc	21,286
12,102	*	Encore Wire Corp	276
29,558	*	General Cable Corp	582
20,138		Gibraltar Industries, Inc	462
44,303		Hubbell, Inc (Class B)	1,999

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

22,046	*	Lone Star Technologies, Inc	$1,139
21,924		Matthews International Corp (Class A)	798
29,622	*	Maverick Tube Corp	1,181
25,216		Mueller Industries, Inc	691
16,177	*	NS Group, Inc	676
112,076	e	Nucor Corp	7,478
25,709	*	Oregon Steel Mills, Inc	756
94,204		Precision Castparts Corp	4,881
17,026		Quanex Corp	851
7,497		Roanoke Electric Steel Corp	177
17,522	*	RTI International Metals, Inc	665
16,399		Schnitzer Steel Industries, Inc (Class A)	502
28,237	e	Steel Dynamics, Inc	1,003
10,403		Steel Technologies, Inc	291
11,670	*	Superior Essex, Inc	235
15,641		Texas Industries, Inc	780
8,864	e*	Titanium Metals Corp	561
19,782		Tredegar Corp	255
80,814		United States Steel Corp	3,885
6,089	*	Wheeling-Pittsburgh Corp	55
47,825		Worthington Industries, Inc	919

		TOTAL PRIMARY METAL INDUSTRIES	78,369

PRINTING AND PUBLISHING - 0.75%
27,779	*	ACCO Brands Corp	681
44,211		American Greetings Corp (Class A)	971
17,090		Banta Corp	851
65,821		Belo (A.H.) Corp Series A	1,409
22,675		Bowne & Co, Inc	336
41,603	*	Cenveo, Inc	547
8,210	*	Consolidated Graphics, Inc	389
6,267		Courier Corp	215
3,924		CSS Industries, Inc	121
107,000		Dex Media, Inc	2,899
36,696		Dow Jones & Co, Inc	1,302
48,868	*	Dun & Bradstreet Corp	3,272
17,307		Ennis, Inc	314
57,593	e	EW Scripps Co	2,766
175,464		Gannett Co, Inc	10,628
41,244		Harte-Hanks, Inc	1,088
40,689		Hollinger International, Inc	365
19,320		John H Harland Co	726
34,409		John Wiley & Sons, Inc (Class A)	1,343
19,040		Journal Communications, Inc	266
32,392		Journal Register Co	484
52,489		Knight Ridder, Inc	3,323
33,495		Lee Enterprises, Inc	1,236
15,558	e*	Martha Stewart Living Omnimedia, Inc (Class A)	271
14,830		McClatchy Co (Class A)	876
265,076		McGraw-Hill Cos, Inc	13,686

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

16,286		Media General, Inc (Class A)	$826
31,047		Meredith Corp	1,625
102,658	e	New York Times Co (Class A)	2,715
12,663	*	Playboy Enterprises, Inc (Class B)	176
19,405	*	Presstek, Inc	176
99,645	*	Primedia, Inc	161
18,955	e*	R.H. Donnelley Corp	1,168
149,442		R.R. Donnelley & Sons Co	5,112
68,509	e	Reader's Digest Association, Inc (Class A)	1,043
8,465		Schawk, Inc	176
22,666	*	Scholastic Corp	646
10,680		Standard Register Co	169
8,103		Thomas Nelson, Inc	200
166,613		Tribune Co	5,042
35,061	*	Valassis Communications, Inc	1,019
4,007		Washington Post Co (Class B)	3,065

		TOTAL PRINTING AND PUBLISHING	73,684

RAILROAD TRANSPORTATION - 0.58%
267,269		Burlington Northern Santa Fe Corp	18,928
153,438		CSX Corp	7,790
22,211		Florida East Coast Industries	941
16,025	*	Genesee & Wyoming, Inc (Class A)	602
58,902	*	Kansas City Southern Industries, Inc	1,439
289,255		Norfolk Southern Corp	12,967
186,610		Union Pacific Corp	15,024

		TOTAL RAILROAD TRANSPORTATION	57,691

REAL ESTATE - 0.11%
27,927	*	Alderwoods Group, Inc	443
5,314	*	California Coastal Communities, Inc	209
34,433	*	CB Richard Ellis Group, Inc	2,026
4,977		Consolidated-Tomoka Land Co	353
47,042		Forest City Enterprises, Inc (Class A)	1,784
4,596	e*	Housevalues, Inc	60
23,573		Jones Lang LaSalle, Inc	1,187
5,276		Orleans Homebuilders, Inc	97
53,649		St. Joe Co	3,606
82,710		Stewart Enterprises, Inc (Class A)	448
25,105	*	Trammell Crow Co	644
1,916	*	United Capital Corp	47
5,023	*	ZipRealty, Inc	42

		TOTAL REAL ESTATE	10,946

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.11%
12,459	*	Applied Films Corp	259

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

48,400		Cooper Tire & Rubber Co	$741
8,856	e*	Deckers Outdoor Corp	245
111,661	e*	Goodyear Tire & Rubber Co	1,941
48,099	*	Jarden Corp	1,450
21,213		Schulman (A.), Inc	456
59,534	*	Sealed Air Corp	3,344
19,301	*	Skechers U.S.A., Inc (Class A)	296
25,932		Spartech Corp	569
11,898	e	Titan International, Inc	205
7,903	e*	Trex Co, Inc	222
40,623		Tupperware Corp	910
21,720		West Pharmaceutical Services, Inc	544

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	11,182

SECURITY AND COMMODITY BROKERS - 2.54%
54,121		A.G. Edwards. Inc	2,536
154,327		Ameriprise Financial, Inc	6,327
169,978		Ameritrade Holding Corp	4,079
20,183	*	Archipelago Holdings, Inc	1,005
81,769		Bear Stearns Cos, Inc	9,447
3,966	e	BKF Capital Group, Inc	75
13,604		BlackRock, Inc	1,476
16,951		Calamos Asset Management, Inc (Class A)	533
2,800	*	Cbot Holdings, Inc	263
747,134		Charles Schwab Corp	10,960
24,908		Chicago Mercantile Exchange Holdings, Inc	9,153
5,993		Cohen & Steers, Inc	112
259,710	*	E*Trade Financial Corp	5,418
92,455		Eaton Vance Corp	2,530
58,727		Federated Investors, Inc (Class B)	2,175
115,504		Franklin Resources, Inc	10,859
6,584		GAMCO Investors, Inc	287
4,027	*	GFI Group, Inc	191
278,538		Goldman Sachs Group, Inc	35,572
8,211	e	Greenhill & Co, Inc	461
14,500	*	IntercontinentalExchange, Inc	527
7,776	*	International Securities Exchange, Inc	214
29,004	*	Investment Technology Group, Inc	1,028
161,131		Janus Capital Group, Inc	3,002
35,617		Jefferies Group, Inc	1,602
75,614	e*	Knight Capital Group, Inc	748
38,204	e*	LaBranche & Co, Inc	386
81,404		Legg Mason, Inc	9,743
195,234		Lehman Brothers Holdings, Inc	25,023
15,523	e*	MarketAxess Holdings, Inc	177
673,759		Merrill Lynch & Co, Inc	45,634
778,204		Morgan Stanley	44,155
5,949	*	Morningstar, Inc	206
30,463	*	Nasdaq Stock Market, Inc	1,072
35,515		Nuveen Investments, Inc	1,514

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

14,505	e	optionsXpress Holdings, Inc	$356
14,076	*	Piper Jaffray Cos	569
45,743		Raymond James Financial, Inc	1,723
8,937		Sanders Morris Harris Group, Inc	146
44,676		SEI Investments Co	1,653
7,776	*	Stifel Financial Corp	292
9,972		SWS Group, Inc	209
92,862		T Rowe Price Group, Inc	6,689
800		Value Line, Inc	28
53,316		Waddell & Reed Financial, Inc (Class A)	1,118

		TOTAL SECURITY AND COMMODITY BROKERS	251,273

SOCIAL SERVICES - 0.01%
20,451	*	Bright Horizons Family Solutions, Inc	758
6,310	*	Providence Service Corp	181
13,704	*	Res-Care, Inc	238

		TOTAL SOCIAL SERVICES	1,177

SPECIAL TRADE CONTRACTORS - 0.05%
22,878	*	AsiaInfo Holdings, Inc	91
17,320		Chemed Corp	861
25,526		Comfort Systems USA, Inc	235
38,157	*	Dycom Industries, Inc	839
12,311	*	EMCOR Group, Inc	831
20,939	*	Insituform Technologies, Inc (Class A)	406
6,386	*	Layne Christensen Co	162
88,378	*	Quanta Services, Inc	1,164

		TOTAL SPECIAL TRADE CONTRACTORS	4,589

STONE, CLAY, AND GLASS PRODUCTS - 0.11%
18,958		Apogee Enterprises, Inc	307
19,390	e*	Cabot Microelectronics Corp	569
13,327		CARBO Ceramics, Inc	753
12,644	e	Eagle Materials, Inc	1,547
107,472		Gentex Corp	2,096
24,680		Lafarge North America, Inc	1,358
16,251		Libbey, Inc	166
108,535	*	Owens-Illinois, Inc	2,284
27,614	b,e*	USG Corp	1,795

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	10,875

TEXTILE MILL PRODUCTS - 0.01%
7,482	*	Dixie Group, Inc	103

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

9,513		Oxford Industries, Inc	$520
9,249		Xerium Technologies, Inc	78

		TOTAL TEXTILE MILL PRODUCTS	701

TOBACCO PRODUCTS - 1.26%
1,471,471		Altria Group, Inc	109,948
48,767		Loews Corp (Carolina Group)	2,145
61,362	e	Reynolds American, Inc	5,850
18,667		Universal Corp (Virginia)	810
119,037		UST, Inc	4,860
23,518	e	Vector Group Ltd	427

		TOTAL TOBACCO PRODUCTS	124,040

TRANSPORTATION BY AIR - 0.43%
39,511	*	ABX Air, Inc	309
65,497	*	Airtran Holdings, Inc	1,050
19,378	*	Alaska Air Group, Inc	692
126,943	e*	AMR Corp	2,822
59,764	e*	Continental Airlines, Inc (Class B)	1,273
25,587	e*	EGL, Inc	961
30,417	*	ExpressJet Holdings, Inc	246
214,133		FedEx Corp	22,139
29,374	*	Frontier Airlines, Inc	271
95,887	e*	JetBlue Airways Corp	1,475
7,997	*	MAIR Holdings, Inc	38
29,655	e*	Mesa Air Group, Inc	310
18,390	*	Offshore Logistics, Inc	537
12,573	*	Pinnacle Airlines Corp	84
14,320	*	Republic Airways Holdings, Inc	218
39,432		Skywest, Inc	1,059
551,486		Southwest Airlines Co	9,061
23,563	*	World Air Holdings, Inc	227

		TOTAL TRANSPORTATION BY AIR	42,772

TRANSPORTATION EQUIPMENT - 2.40%
11,927		A.O. Smith Corp	419
24,652	*	AAR Corp	590
7,897	*	Accuride Corp	102
14,702	*	Aftermarket Technology Corp	286
30,109		American Axle & Manufacturing Holdings, Inc	552
9,760		Arctic Cat, Inc	196
24,490	*	Armor Holdings, Inc	1,044
53,089		ArvinMeritor, Inc	764
65,438		Autoliv, Inc	2,972
587,215		Boeing Co	41,246
67,593		Brunswick Corp	2,748

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

34,974		Clarcor, Inc	$1,039
9,152		Coachmen Industries, Inc	108
113,365		Dana Corp	814
31,335		Federal Signal Corp	470
41,202	*	Fleetwood Enterprises, Inc	509
1,249,561		Ford Motor Co	9,647
5,554		Freightcar America, Inc	267
42,477	*	GenCorp, Inc	754
141,523		General Dynamics Corp	16,141
325,400	e	General Motors Corp	6,319
124,071		Genuine Parts Co	5,449
83,578		Goodrich Corp	3,435
3,737		Greenbrier Cos, Inc	106
16,220	*	Group 1 Automotive, Inc	510
203,695		Harley-Davidson, Inc	10,488
29,665		Harsco Corp	2,003
24,452	*	Hayes Lemmerz International, Inc	86
14,627	e	Heico Corp	379
64,622		ITT Industries, Inc	6,644
37,975		JLG Industries, Inc	1,734
14,200	*	K&F Industries Holdings, Inc	218
17,547		Kaman Corp (Class A)	346
263,682		Lockheed Martin Corp	16,778
32,342		Martin Marietta Materials, Inc	2,481
21,622		Monaco Coach Corp	288
45,740	*	Navistar International Corp	1,309
4,114		Noble International Ltd	86
253,680		Northrop Grumman Corp	15,249
40,694	*	Orbital Sciences Corp	523
52,050		Oshkosh Truck Corp	2,321
122,904		Paccar, Inc	8,509
107,399	*	Pactiv Corp	2,363
28,868		Polaris Industries, Inc	1,449
6,542	*	R&B, Inc	62
320,716		Raytheon Co	12,877
4,141	*	Sequa Corp (Class A)	286
7,858		Standard Motor Products, Inc	72
17,715	e	Superior Industries International, Inc	394
32,438	*	Tenneco, Inc	636
82,726		Textron, Inc	6,368
23,700		Thor Industries, Inc	950
30,718		Trinity Industries, Inc	1,354
12,081	*	Triumph Group, Inc	442
29,638	*	TRW Automotive Holdings Corp	781
727,335		United Technologies Corp	40,665
101,976	*	Visteon Corp	638
22,100		Wabash National Corp	421
32,022		Westinghouse Air Brake Technologies Corp	861
22,926		Winnebago Industries, Inc	763

		TOTAL TRANSPORTATION EQUIPMENT	237,311

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

TRANSPORTATION SERVICES - 0.20%
12,886		Ambassadors Group, Inc	$295
120,350		CH Robinson Worldwide, Inc	4,457
8,003	*	Dynamex, Inc	153
126,877	*	Expedia, Inc	3,040
75,181		Expeditors International Washington, Inc	5,075
31,095		GATX Corp	1,122
13,350	*	HUB Group, Inc	472
49,737		Lear Corp	1,416
245,815	e,v*	McLeod (Escrow)	-	^
40	v*	Nucentrix Broadband, Inc Wts	-	^
25,488		Pacer International, Inc	664
15,823	*	Pegasus Solutions, Inc	142
26,768	*	RailAmerica, Inc	294
91,432		Sabre Holdings Corp	2,204

		TOTAL TRANSPORTATION SERVICES	19,334

TRUCKING AND WAREHOUSING - 0.46%
17,410		Arkansas Best Corp	760
37,550		CNF, Inc	2,099
5,739	*	Covenant Transport, Inc (Class A)	80
22,119		Forward Air Corp	811
10,314	*	Frozen Food Express Industries	114
35,092		Heartland Express, Inc	712
80,821		J.B. Hunt Transport Services, Inc	1,830
41,640		Landstar System, Inc	1,738
14,139	*	Marten Transport Ltd	258
19,477	*	Old Dominion Freight Line	525
4,234	*	P.A.M. Transportation Services, Inc	75
9,635	*	SCS Transportation, Inc	205
19,862	*	SIRVA, Inc	159
29,891	*	Swift Transportation Co, Inc	607
6,846	*	U.S. Xpress Enterprises, Inc (Class A)	119
437,719		United Parcel Service, Inc (Class B)	32,895
3,884	*	Universal Truckload Services, Inc	89
5,986	*	USA Truck, Inc	174
35,401		Werner Enterprises, Inc	697
40,766	*	Yellow Roadway Corp	1,819

		TOTAL TRUCKING AND WAREHOUSING	45,766

WATER TRANSPORTATION - 0.05%
30,756		Alexander & Baldwin, Inc	1,668
11,794	*	Gulfmark Offshore, Inc	349
6,300		Horizon Lines, Inc	76
13,142	*	Hornbeck Offshore Services, Inc	430
16,554	*	Kirby Corp	864
5,963		Maritrans, Inc	155
24,498	*	Odyssey Marine Exploration, Inc	87

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

20,862		Overseas Shipholding Group, Inc	$1,051

		TOTAL WATER TRANSPORTATION	4,680

WHOLESALE TRADE-DURABLE GOODS - 0.44%
4,709	e*	1-800 Contacts, Inc	55
61,384		Adesa, Inc	1,499
23,674		Agilysys, Inc	431
20,596		Applied Industrial Technologies, Inc	694
82,479	*	Arrow Electronics, Inc	2,642
23,135	*	Aviall, Inc	666
100,293	*	Avnet, Inc	2,401
11,989		Barnes Group, Inc	396
11,271	*	Beacon Roofing Supply, Inc	324
7,060		BlueLinx Holdings, Inc	79
39,742		BorgWarner, Inc	2,410
10,932	e	Building Material Holding Corp	746
7,176	*	Castle (A.M.) & Co	157
82,295	*	Cytyc Corp	2,323
13,898	*	Digi International, Inc	146
9,862	*	Drew Industries, Inc	278
24,302	*	Genesis Microchip, Inc	440
45,500		Hughes Supply, Inc	1,631
9,335	*	Huttig Building Products, Inc	78
82,188		IKON Office Solutions, Inc	856
88,576	*	Ingram Micro, Inc (Class A)	1,765
34,716	*	Insight Enterprises, Inc	681
8,643	*	Interline Brands, Inc	197
13,159	*	Keystone Automotive Industries, Inc	414
42,424	e	Knight Transportation, Inc	879
3,000		Lawson Products, Inc	113
12,255	*	LKQ Corp	424
15,714	*	Merge Technologies, Inc	393
701	*	MWI Veterinary Supply, Inc	18
20,159	e*	Navarre Corp	111
83,915		Omnicare, Inc	4,802
28,836		Owens & Minor, Inc	794
98,252	*	Patterson Cos, Inc	3,282
37,424		PEP Boys-Manny Moe & Jack	557
44,376	*	PSS World Medical, Inc	658
20,987		Reliance Steel & Aluminum Co	1,283
19,445	e	Ryerson Tull, Inc	473
36,075		SCP Pool Corp	1,343
2,112	*	Strattec Security Corp	85
40,746	*	Tech Data Corp	1,617
808	v*	Timco Aviation Services, Inc Wts	-	^
26,379	*	Tyler Technologies, Inc	232
54,621		W.W. Grainger, Inc	3,884
22,138	*	WESCO International, Inc	946
8,587	e*	West Marine, Inc	120

		TOTAL WHOLESALE TRADE-DURABLE GOODS	43,323

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

			VALUE
SHARES			(000)

WHOLESALE TRADE-NONDURABLE GOODS - 0.94%
44,938		Airgas, Inc	$1,478
23,336	e*	Allscripts Healthcare Solutions, Inc	313
25,671	*	BioScrip, Inc	194
39,296		Brown-Forman Corp (Class B)	2,724
303,792		Cardinal Health, Inc	20,886
14,261	e*	Central European Distribution Corp	572
99,160	*	Dean Foods Co	3,734
35,024	*	Endo Pharmaceuticals Holdings, Inc	1,060
2,908	*	Green Mountain Coffee Roasters, Inc	118
20,113	*	Hain Celestial Group, Inc	426
15,400		Handleman Co	191
61,629	*	Henry Schein, Inc	2,689
6,203		Kenneth Cole Productions, Inc (Class A)	158
19,366		K-Swiss, Inc (Class A)	628
2,095	*	Maui Land & Pineapple Co, Inc	71
212,548		McKesson Corp	10,965
35,930	*	Men's Wearhouse, Inc	1,058
18,114		Myers Industries, Inc	264
8,977		Nash Finch Co	229
132,587		Nike, Inc (Class B)	11,507
38,826		Nu Skin Enterprises, Inc (Class A)	683
7,344	*	Nuco2, Inc	205
33,123	e*	Performance Food Group Co	940
6,666	*	Perry Ellis International, Inc	127
5,629	*	Provide Commerce, Inc	186
35,027		Reebok International, Ltd	2,040
316,697		Safeway, Inc	7,493
17,687	*	School Specialty, Inc	645
8,100	*	Smart & Final, Inc	104
22,616	*	Source Interlink Cos, Inc	251
14,127	*	Spartan Stores, Inc	147
25,507		Stride Rite Corp	346
95,937		Supervalu, Inc	3,116
451,031		Sysco Corp	14,005
4,522		The Andersons, Inc	195
22,463	*	Tractor Supply Co	1,189
28,143	*	United Natural Foods, Inc	743
24,630	*	United Stationers, Inc	1,195
6,399		Valhi, Inc	118

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	92,993

		TOTAL COMMON STOCKS	9,876,431
		(Cost $7,930,425)

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

SHORT-TERM INVESTMENTS - 3.28%

CERTIFICATES OF DEPOSIT - 0.30%
$ 5,000,000		Deutsche Bank	4.160	08/07/06	$4,982
5,000,000		Deutsche Bank	4.105	08/25/06	4,979
10,000,000		Suntrust Bank	4.220	02/27/06	9,998
10,000,000		Toronto Dominion Bank	3.853	07/05/06	9,956

		TOTAL CERTIFICATES OF DEPOSIT			29,915

COMMERCIAL PAPER - 1.86%
13,000,000	c	Beta Finance, Inc	3.970	03/23/06	12,873
17,178,000	c	BMW US Capital Corp	4.100	01/03/06	17,170
17,000,000		Burlington Northern Santa Fe Corp	4.200	01/03/06	16,992
17,000,000	c	Corporate Asset Funding Corp, Inc	4.140	01/12/06	16,981
17,000,000	c	Honeywell International, Inc	4.250	01/04/06	16,998
16,000,000	c	Ranger Funding Co LLC	4.270	01/18/06	15,971
19,000,000	c	Scaldis Capital LLC	4.040	03/20/06	18,821
17,000,000	c	Sigma Finance, Inc	4.175	02/08/06	16,926
17,000,000		UBS Finance, (Delaware), Inc	4.190	01/03/06	16,992
17,000,000	c	Variable Funding Capital Corp	4.150	02/03/06	16,936
17,000,000	c	Yorktown Capital, LLC	4.235	01/09/06	16,987

		TOTAL COMMERCIAL PAPER			183,647

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 1.12%
25,000,000		Federal Home Loan Bank (FHLB)	3.400	01/03/06	24,991
13,473,000		FHLB	4.010	01/06/06	13,468
5,000,000		FHLB	2.500	02/13/06	4,988
25,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.910	01/03/06	25,000
16,928,000		Federal National Mortgage Association (FNMA)	3.350	01/03/06	16,928
25,000,000		FNMA	4.170	01/09/06	24,983

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			110,358

		TOTAL SHORT-TERM INVESTMENTS			323,920
		(Cost $324,016)

		TOTAL PORTFOLIO - 103.27%			10,200,351
		(Cost $8,254,441)
		OTHER ASSETS & LIABILITIES, NET - (3.27%)			(322,865)

		NET ASSETS - 100.00%			$9,877,486

COLLEGE RETIREMENT EQUITIES FUND - Equity Index Account

*	Non-income producing
^	Amount represents less than $1,000
b	In bankruptcy
c	Commercial Paper issued under the Private Placement exemption under Section 4(2)
of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

COLLEGE RETIREMENT EQUITIES FUND
BOND MARKET ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

BONDS - 97.05%

CORPORATE BONDS - 29.03%

AMUSEMENT AND RECREATION SERVICES - 0.07%
$ 2,000,000	e	Caesars Entertainment, Inc	7.875	03/15/10	Ba1	$2,150
2,000,000		Caesars Entertainment, Inc	7.000	04/15/13	Baa3	2,136

		TOTAL AMUSEMENT AND RECREATION SERVICES				4,286

APPAREL AND OTHER TEXTILE PRODUCTS - 0.06%
3,250,000	e,g	Controladora Mabe SA CV	6.500	12/15/15	N/R	3,243

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				3,243

AUTO REPAIR, SERVICES AND PARKING - 0.10%
3,000,000		PHH Corp	7.125	03/01/13	Baa3	3,151
3,000,000		Ryder System, Inc	5.000	06/15/12	Baa1	2,856

		TOTAL AUTO REPAIR, SERVICES AND PARKING				6,007

ASSET BACKED - 2.40%
708,705		AQ Finance NIM Trust Series 2004-RN2	4.579	04/25/09	Aaa	709
675,613	v	AQ Finance NIM Trust Series 2004-RN3	4.559	05/25/09	Aaa	676
10,000,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	9,941
1,100,000		Centex Home Equity Series 2004-D (Class MF2)	5.560	09/25/34	A2	1,090
7,600,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	7,558
1,375,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	1,311
3,500,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	3,500
1,750,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M2)	5.700	02/25/34	A2	1,727
2,300,000		Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	2,229
10,000,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	9,895
5,944,024		CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	6,042
1,311,200		Countrywide Asset-Backed Certificates Series 2004-3N	4.579	05/25/09	Aaa	1,311
3,306,642		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	4.589	02/15/29	Aaa	3,311
8,557,907		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	8,655
10,000,000		Golden Securities Corp Series 2003-A (Class A1)	4.591	12/02/13	Aaa	10,020
5,000,000		GSAMP Trust Series 2004-WF (Class M1)	4.959	10/25/34	Aa2	5,022
8,078,000		Household Automotive Trust Series 2003-2 (Class A4)	3.020	12/17/10	Aaa	7,908

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 6,386,782		Peco Energy Transition Trust Series 1999-A (Class A6)	6.050	03/01/09	Aaa	$6,440
10,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	10,248
7,437,102		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	7,535
12,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	4.999	11/25/34	Aa1	12,023
6,456,841		Residential Asset Securities Corp Series 2000-KS4 (Class AI6)	7.435	09/25/31	Aaa	6,464
1,518,645		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	1,541
4,000,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class AJ)	5.124	07/15/42	Aaa	3,970
10,274,502		Wachovia Loan Trust Series 2005-SD1 (Class A)	4.739	05/25/35	N/R	10,273

		TOTAL ASSET BACKED				139,399

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.17%
3,500,000		Home Depot, Inc	3.750	09/15/09	Aa3	3,375
5,750,000		Lowe's Cos, Inc	8.250	06/01/10	A2	6,499

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				9,874

BUSINESS SERVICES - 0.11%
2,000,000		Advanstar Communications, Inc	10.750	08/15/10	B3	2,192
4,000,000	e	Cendant Corp	7.375	01/15/13	Baa1	4,460

		TOTAL BUSINESS SERVICES				6,652

CHEMICALS AND ALLIED PRODUCTS - 0.63%
10,000,000		Abbott Laboratories	5.625	07/01/06	A1	10,047
2,000,000		Equistar Chemicals Lp/Equistar Funding Corp	10.625	05/01/11	B2	2,200
2,750,000		Genentech, Inc	5.250	07/15/35	A1	2,626
1,500,000	e	Gillette Co	4.125	08/30/07	Aa3	1,485
2,000,000		ISP Chemco, Inc	10.250	07/01/11	B1	2,130
2,500,000		Lubrizol Corp	4.625	10/01/09	Baa3	2,451
5,650,000	e	Lubrizol Corp	5.500	10/01/14	Baa3	5,673
5,000,000	e	Merck & Co, Inc	4.750	03/01/15	Aa3	4,788
3,000,000	e	Procter & Gamble Co	4.950	08/15/14	Aa3	2,996
2,000,000	e	Procter & Gamble Co	5.800	08/15/34	Aa3	2,124

		TOTAL CHEMICALS AND ALLIED PRODUCTS				36,520

COMMUNICATIONS - 2.40%
3,750,000		America Movil SA de CV	6.375	03/01/35	A3	3,688
2,000,000	e	AT&T, Inc	4.125	09/15/09	A2	1,932
9,500,000		AT&T, Inc	5.100	09/15/14	A2	9,278
2,000,000		AT&T, Inc	6.150	09/15/34	A2	2,010
7,500,000		British Telecommunications plc	8.875	12/15/30	Baa1	10,063
11,521,001	e	Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa2	13,350
5,000,000	e	Comcast Corp	5.850	11/15/15	Baa2	5,063
2,750,000	e	Comcast Corp	7.050	03/15/33	Baa2	2,970
6,000,000	e	Comcast Corp	5.650	06/15/35	Baa2	5,486
2,000,000		COX Communications, Inc	4.625	01/15/10	Baa3	1,934

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 5,250,000		COX Communications, Inc	4.625	06/01/13	Baa3	$4,885
7,000,000		COX Communications, Inc	5.450	12/15/14	Baa3	6,826
2,500,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa3	2,441
4,000,000	e	Deutsche Telekom International Finance BV	8.250	06/15/30	A3	5,084
4,250,000		France Telecom SA	7.750	03/01/11	A3	4,745
1,750,000		Gray Television, Inc	9.250	12/15/11	Ba3	1,868
1,150,000		GTE Corp	6.840	04/15/18	Baa1	1,234
4,000,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	4,490
4,750,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	6,296
2,000,000		Quebecor Media, Inc	11.125	07/15/11	B2	2,165
500,000	e	Rogers Cable, Inc	6.750	03/15/15	Ba3	508
2,500,000	e	Rogers Wireless, Inc	7.500	03/15/15	Ba3	2,700
2,750,000		Sprint Capital Corp	7.625	01/30/11	Baa2	3,031
10,000,000		Sprint Capital Corp	8.375	03/15/12	Baa2	11,596
4,000,000		Telecom Italia Capital SA	4.875	10/01/10	Baa2	3,930
13,500,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	12,531
5,000,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	5,022
2,000,000		Vodafone Group plc	3.950	01/30/08	A2	1,962
2,000,000		Vodafone Group plc	5.000	12/16/13	A2	1,969

		TOTAL COMMUNICATIONS				139,057

DEPOSITORY INSTITUTIONS - 3.27%
3,000,000		Bank of America Corp	3.375	02/17/09	Aa2	2,869
4,000,000		Bank of America Corp	7.400	01/15/11	Aa3	4,408
8,750,000	e	Bank of America Corp	4.875	01/15/13	Aa2	8,666
6,500,000		Bank of America Corp	4.750	08/15/13	Aa3	6,350
7,000,000		Bank One Corp	5.900	11/15/11	A1	7,277
2,750,000		Bank One Corp	5.250	01/30/13	A1	2,758
7,000,000		Bank One NA/Chicago IL	5.500	03/26/07	Aa2	7,056
5,000,000	e	Bank One NA/Chicago IL	3.700	01/15/08	Aa2	4,892
4,000,000		BB&T Corp	6.500	08/01/11	A1	4,287
4,500,000	e	Citigroup, Inc	4.625	08/03/10	Aa1	4,438
15,000,000		Citigroup, Inc	5.125	05/05/14	Aa1	15,015
10,165,000		Citigroup, Inc	5.000	09/15/14	Aa2	10,003
3,000,000		Citigroup, Inc	5.875	02/22/33	Aa2	3,079
3,000,000		Golden West Financial Corp	4.125	08/15/07	A1	2,966
3,500,000		Golden West Financial Corp	4.750	10/01/12	A1	3,433
4,000,000	e	HSBC Bank USA NA/New York NY	5.625	08/15/35	Aa3	3,905
1,000,000		JPMorgan Chase & Co	7.875	06/15/10	A1	1,109
4,500,000	e	JPMorgan Chase & Co	4.500	01/15/12	Aa3	4,359
4,500,000	e	JPMorgan Chase & Co	5.125	09/15/14	A1	4,458
4,000,000		KeyBank NA	5.000	07/17/07	A1	4,006
2,000,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	1,977
5,700,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	5,582
4,000,000		MBNA America Bank NA	4.625	08/03/09	Aa1	3,957
5,000,000		Mellon Funding Corp	4.875	06/15/07	A1	5,001
5,000,000		PNC Funding Corp	5.750	08/01/06	A2	5,024
3,250,000		Popular North America, Inc	3.875	10/01/08	A3	3,144
2,500,000		Regions Financial Corp/Old	6.375	05/15/12	A2	2,669
4,500,000		Suntrust Bank	7.250	09/15/06	Aa3	4,555

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 2,500,000		US Bancorp	4.500	07/29/10	Aa2	$2,455
5,000,000		US Bank NA	6.300	02/04/14	Aa2	5,390
12,750,000		Wachovia Bank NA/Old	4.800	11/01/14	Aa3	12,401
4,500,000		Wachovia Corp	5.250	08/01/14	A1	4,503
7,000,000	e	Washington Mutual Bank/Seattle WA	4.500	08/25/08	A2	6,929
8,000,000	e	Wells Fargo & Co	4.625	08/09/10	Aa1	7,900
5,000,000		Wells Fargo & Co	4.950	10/16/13	Aa2	4,965
7,500,000		Zions Bancorporation	5.500	11/16/15	Baa1	7,545

		TOTAL DEPOSITORY INSTITUTIONS				189,331

EATING AND DRINKING PLACES - 0.03%
2,000,000		Aramark Services, Inc	5.000	06/01/12	Baa3	1,944

		TOTAL EATING AND DRINKING PLACES				1,944

ELECTRIC, GAS, AND SANITARY SERVICES - 1.82%
2,500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	2,401
3,500,000		Carolina Power & Light Co	5.125	09/15/13	A3	3,490
2,750,000		Carolina Power & Light Co	5.700	04/01/35	A3	2,751
4,250,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	4,863
4,750,000	e	Consolidated Edison Co of New York	5.375	12/15/15	A1	4,817
3,500,000		Consolidated Natural Gas Co	6.250	11/01/11	A3	3,693
4,250,000		Consolidated Natural Gas Co	5.000	12/01/14	A3	4,149
2,000,000		Duke Energy Corp	4.500	04/01/10	A3	1,961
5,750,000	e	FirstEnergy Corp	6.450	11/15/11	Baa3	6,098
3,400,000		Florida Power & Light Co	4.850	02/01/13	Aa3	3,362
3,500,000	e	Florida Power Corp	4.500	06/01/10	A2	3,431
4,000,000		KeySpan Corp	4.900	05/16/08	A3	3,998
7,500,000	e	Kinder Morgan Energy Partners Lp	5.125	11/15/14	Baa1	7,335
4,000,000		National Fuel Gas Co	5.250	03/01/13	Baa1	4,012
3,000,000	e	National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	3,077
1,250,000		Nisource Finance Corp	7.875	11/15/10	Baa3	1,386
4,500,000		Northern Border Pipeline Co	6.250	05/01/07	A3	4,561
2,500,000		Northern States Power-Minnesota	5.250	07/15/35	A2	2,377
2,500,000		Ohio Edison Co	4.000	05/01/08	Baa2	2,439
3,500,000		Ohio Power Co	5.300	11/01/10	A3	3,521
6,000,000	e	Pacific Gas & Electric Co	4.200	03/01/11	Baa1	5,757
2,000,000		Public Service Co of Colorado	7.875	10/01/12	A3	2,327
2,500,000	e	Public Service Co of Colorado	5.500	04/01/14	A3	2,568
2,750,000		Southern California Edison Co	6.000	01/15/34	A3	2,928
3,250,000		Southern California Edison Co	5.350	07/15/35	A3	3,159
4,500,000		Virginia Electric and Power Co	4.750	03/01/13	A3	4,383
3,650,000		Washington Gas Light	7.310	10/30/07	A2	3,802
2,000,000		Waste Management, Inc	7.750	05/15/32	Baa3	2,456
1,500,000		Westar Energy, Inc	6.000	07/01/14	Baa3	1,577
3,000,000		Wisconsin Electric Power	5.625	05/15/33	A1	3,056

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				105,735

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.13%
$ 4,000,000	e	Emerson Electric Co	4.500	05/01/13	A2	$3,869
3,500,000		General Electric Co	5.000	02/01/13	Aaa	3,494

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				7,363

FABRICATED METAL PRODUCTS - 0.18%
3,000,000		Crane Co	5.500	09/15/13	Baa2	3,011
3,250,000		CRH America, Inc	6.400	10/15/33	Baa1	3,544
3,750,000		Fortune Brands, Inc	4.875	12/01/13	Baa2	3,648

		TOTAL FABRICATED METAL PRODUCTS				10,203

FOOD AND KINDRED PRODUCTS - 0.54%
3,000,000	e	Anheuser-Busch Cos, Inc	6.000	04/15/11	A1	3,150
4,000,000		Bottling Group LLC	4.625	11/15/12	Aa3	3,943
1,750,000		Bunge Ltd Finance Corp	5.875	05/15/13	Baa2	1,796
2,750,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	2,661
5,000,000		Coors Brewing Co	6.375	05/15/12	Baa2	5,276
2,500,000	g	Foster's Finance Corp	4.875	10/01/14	Baa2	2,404
3,000,000	e	Kellogg Co	7.450	04/01/31	Baa1	3,711
4,000,000	e	Kraft Foods, Inc	6.500	11/01/31	A3	4,394
3,000,000		PepsiAmericas, Inc	4.875	01/15/15	Baa1	2,947
1,250,000	e	WM Wrigley Jr Co	4.650	07/15/15	A1	1,224

		TOTAL FOOD AND KINDRED PRODUCTS				31,506

FOOD STORES - 0.19%
2,000,000		Delhaize America, Inc	8.125	04/15/11	Ba1	2,180
3,500,000		Kroger Co	7.250	06/01/09	Baa2	3,700
2,500,000		Kroger Co	6.800	04/01/11	Baa2	2,624
2,325,000		Safeway, Inc	4.125	11/01/08	Baa2	2,251

		TOTAL FOOD STORES				10,755

FORESTRY - 0.05%
2,665,000		Weyerhaeuser Co	5.950	11/01/08	Baa2	2,734

		TOTAL FORESTRY				2,734

FURNITURE AND FIXTURES - 0.08%
5,000,000		Masco Corp	4.800	06/15/15	Baa1	4,644

		TOTAL FURNITURE AND FIXTURES				4,644

GENERAL BUILDING CONTRACTORS - 0.30%
2,500,000		Centex Corp	5.450	08/15/12	Baa2	2,457

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 6,000,000	e	Centex Corp	5.250	06/15/15	Baa2	$5,691
1,500,000	e	DR Horton, Inc	5.000	01/15/09	Baa3	1,480
3,000,000		DR Horton, Inc	9.750	09/15/10	Ba1	3,392
4,500,000	e	DR Horton, Inc	5.250	02/15/15	Baa3	4,208

		TOTAL GENERAL BUILDING CONTRACTORS				17,228

GENERAL MERCHANDISE STORES - 0.36%
7,000,000	e	Target Corp	4.000	06/15/13	A2	6,606
7,000,000	e	Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	6,774
7,750,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	7,487

		TOTAL GENERAL MERCHANDISE STORES				20,867

HEALTH SERVICES - 0.10%
5,650,000	e	Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	5,721

		TOTAL HEALTH SERVICES				5,721

HOLDING AND OTHER INVESTMENT OFFICES - 0.75%
4,750,000		Archstone-Smith Operating Trust	5.250	05/01/15	Baa1	4,702
3,000,000		Boston Properties Lp	6.250	01/15/13	Baa2	3,159
5,000,000	e	Brookfield Asset Management, Inc	7.125	06/15/12	Baa3	5,454
5,000,000		Camden Property Trust	5.875	06/01/07	Baa2	5,043
4,000,000		Colonial Properties Trust	6.250	06/15/14	Baa3	4,135
2,000,000		Greenpoint Financial Corp	3.200	06/06/08	A2	1,914
3,350,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	3,360
4,500,000		iStar Financial, Inc	5.150	03/01/12	Baa3	4,367
3,650,000		iStar Financial, Inc	5.700	03/01/14	Baa3	3,610
4,000,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	3,919
4,000,000		Simon Property Group Lp	5.375	06/01/11	Baa1	4,013

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				43,676

HOTELS AND OTHER LODGING PLACES - 0.07%
2,000,000	e	Boyd Gaming Corp	8.750	04/15/12	B1	2,145
1,750,000		MGM Mirage	6.000	10/01/09	Ba2	1,739

		TOTAL HOTELS AND OTHER LODGING PLACES				3,884

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.35%
2,250,000	e	Caterpillar Financial Services Corp	5.050	12/01/10	A2	2,260
8,250,000	e	Dover Corp	4.875	10/15/15	A2	8,114
3,500,000		Hewlett-Packard Co	6.500	07/01/12	A3	3,770
4,000,000		International Business Machines Corp	6.220	08/01/27	A1	4,370
1,500,000		Kennametal, Inc	7.200	06/15/12	Baa3	1,634

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				20,148

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

INSTRUMENTS AND RELATED PRODUCTS - 0.12%
$ 5,000,000	g	Medtronic, Inc	4.750	09/15/15	A1	$4,856
2,000,000		Thermo Electron Corp	5.000	06/01/15	Baa1	1,929

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				6,785

INSURANCE CARRIERS - 0.83%
5,000,000	g	AIG SunAmerica Global Financing VI	6.300	05/10/11	Aa2	5,312
4,250,000	e	Allstate Corp	5.000	08/15/14	A1	4,195
5,000,000		American International Group, Inc	5.050	10/01/15	Aa2	4,909
3,600,000		ING Groep NV	5.775	12/01/49	A2	3,658
4,000,000	g	John Hancock Global Funding II	7.900	07/02/10	Aa2	4,498
3,000,000		Metlife, Inc	5.375	12/15/12	A2	3,041
5,000,000	e	Metlife, Inc	5.000	06/15/15	A2	4,908
2,500,000	e	Metlife, Inc	5.700	06/15/35	A2	2,499
2,500,000	e,g	Pricoa Global Funding I	4.625	06/25/12	Aa3	2,435
6,000,000		UnitedHealth Group, Inc	3.300	01/30/08	A2	5,829
1,000,000		UnitedHealth Group, Inc	3.750	02/10/09	A2	969
1,000,000	e	UnitedHealth Group, Inc	4.125	08/15/09	A2	976
1,000,000		WellPoint Health Networks	6.375	01/15/12	Baa1	1,066
2,000,000		WellPoint, Inc	3.500	09/01/07	Baa1	1,951
2,000,000		WellPoint, Inc	5.000	12/15/14	Baa1	1,966

		TOTAL INSURANCE CARRIERS				48,212

METAL MINING - 0.26%
6,250,000		Barrick Gold Corp	5.800	11/15/34	Baa1	6,091
5,900,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	5,716
3,500,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	3,391

		TOTAL METAL MINING				15,198

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.13%
3,500,000	e	Tyco International Group SA	5.800	08/01/06	Baa3	3,515
4,000,000	e	Tyco International Group SA	6.000	11/15/13	Baa3	4,072

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				7,587

MISCELLANEOUS RETAIL - 0.10%
2,500,000		CVS Corp	4.000	09/15/09	A3	2,413
3,500,000	e	CVS Corp	4.875	09/15/14	A3	3,376

		TOTAL MISCELLANEOUS RETAIL				5,789

MOTION PICTURES - 0.56%
2,500,000		Historic TW, Inc	6.625	05/15/29	Baa1	2,495
4,250,000		News America, Inc	7.625	11/30/28	Baa2	4,819

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 5,000,000	e	News America, Inc	6.200	12/15/34	Baa2	$4,952
16,250,000	e	Time Warner, Inc	6.875	05/01/12	Baa1	17,305
3,000,000		Walt Disney Co	5.500	12/29/06	Baa1	3,014

		TOTAL MOTION PICTURES				32,585

NONDEPOSITORY INSTITUTIONS - 2.83%
2,000,000		AGL Capital Corp	6.000	10/01/34	Baa1	2,029
3,500,000		American Honda Finance Corp	5.125	12/15/10	A1	3,511
3,000,000	e	Capital One Financial Corp	5.500	06/01/15	Baa1	2,980
3,000,000		CIT Group, Inc	4.750	08/15/08	A2	2,982
4,250,000	e	CIT Group, Inc	5.200	11/03/10	A2	4,260
4,250,000		CIT Group, Inc	5.125	09/30/14	A2	4,184
3,250,000	e	Countrywide Home Loans, Inc	4.000	03/22/11	A3	3,056
2,000,000		Falconbridge Ltd/Old	7.350	06/05/12	Baa3	2,182
16,250,000		Ford Motor Credit Co	5.700	01/15/10	Baa3	13,813
1,500,000		Ford Motor Credit Co	7.375	02/01/11	Baa3	1,316
8,000,000		General Electric Capital Corp	4.125	03/04/08	Aaa	7,887
3,000,000		General Electric Capital Corp	3.500	05/01/08	Aaa	2,914
3,000,000		General Electric Capital Corp	3.250	06/15/09	Aaa	2,851
15,000,000	e	General Electric Capital Corp	6.125	02/22/11	Aaa	15,789
7,250,000		General Electric Capital Corp	4.375	11/21/11	Aaa	7,042
3,500,000		General Electric Capital Corp	5.875	02/15/12	Aaa	3,662
11,750,000	e	General Motors Acceptance Corp	5.625	05/15/09	Ba1	10,454
3,000,000	e	HSBC Capital Funding Lp/Jersey Channel Islands	4.610	12/29/49	A1	2,829
3,500,000		HSBC Finance Capital Trust IX	5.911	11/30/35	A2	3,540
5,000,000		HSBC Finance Corp	5.875	02/01/09	A1	5,116
13,150,000		HSBC Finance Corp	4.125	11/16/09	A1	12,703
2,000,000	e	HSBC Finance Corp	4.750	04/15/10	A1	1,969
12,630,000		HSBC Finance Corp	6.375	11/27/12	A1	13,452
1,620,000		HSBC Finance Corp	4.750	07/15/13	A1	1,568
4,000,000		HSBC Finance Corp	5.250	04/15/15	A1	3,965
4,250,000		HSBC Finance Corp	5.000	06/30/15	A1	4,131
1,500,000		John Deere Capital Corp	3.625	05/25/07	A3	1,474
2,000,000		John Deere Capital Corp	4.500	08/25/08	A3	1,985
4,000,000		MBNA America Bank NA	5.375	01/15/08	Aa1	4,038
4,250,000	g	Rabobank Capital Funding Trust	5.254	12/21/49	Aa2	4,167
5,000,000	e	Residential Capital Corp	6.125	11/21/08	Baa3	5,017
4,000,000		SLM Corp	4.000	01/15/09	A2	3,889
3,500,000	e	Toyota Motor Credit Corp	2.875	08/01/08	Aaa	3,340

		TOTAL NONDEPOSITORY INSTITUTIONS				164,095

OIL AND GAS EXTRACTION - 1.05%
2,000,000		Anadarko Finance Co	6.750	05/01/11	Baa1	2,156
2,000,000		Burlington Resources Finance Co	6.400	08/15/11	A3	2,142
7,750,000		Burlington Resources Finance Co	7.200	08/15/31	A3	9,570
4,000,000	e	Canadian Natural Resources Ltd	5.850	02/01/35	Baa1	4,032
6,500,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	6,532
7,000,000		Conoco Funding Co	6.350	10/15/11	A1	7,499

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 2,500,000		Devon Energy Corp	2.750	08/01/06	Baa2	$2,466
4,000,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	4,307
4,000,000		Equitable Resources, Inc	5.150	11/15/12	A2	4,047
4,250,000		Nexen, Inc	5.050	11/20/13	Baa2	4,212
4,250,000		PC Financial Partnership	5.000	11/15/14	Baa2	4,166
3,750,000	g	Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	3,724
4,000,000	e	Petro-Canada	5.950	05/15/35	Baa2	4,043
2,000,000		XTO Energy, Inc	5.300	06/30/15	Baa3	2,002

		TOTAL OIL AND GAS EXTRACTION				60,898

OTHER MORTGAGE BACKED SECURITIES - 5.41%
10,000,000		Banc of America Commercial Mortgage, Inc Series 2004-4 (Class A6)	4.877	07/10/42	N/R	9,785
13,955,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	N/R	13,853
1,630,000		Banc of America Commercial Mortgage, Inc Series 2005-5 (Class AJ)	5.159	10/10/45	Aaa	1,631
2,650,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.182	09/10/47	Aaa	2,655
10,000,000	e	Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	9,847
9,225,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.464	12/11/40	N/R	9,380
30,000,000		Countrywide Alternative Loan Trust Series 2003-3T1 (Class A10)	5.500	05/25/33	N/R	29,747
16,000,000		Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	15,598
10,000,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	9,759
14,700,228		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	N/R	14,566
14,000,000		CS First Boston Mortgage Securities Corp Series 2001-CP4 (Class A4)	6.180	12/15/35	N/R	14,693
34,065,898		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	N/R	34,258
22,116,544		CS First Boston Mortgage Securities Corp Series 2005-5 (Class 7A1)	6.000	07/25/35	Aaa	22,220
3,350,163		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	N/R	3,351
21,000,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	21,012
18,000,000		Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	18,169
14,250,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	14,448
6,400,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	6,270
4,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	N/R	3,923
19,002,315		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	N/R	19,032
6,239,683		MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	Aaa	6,148
5,400,000	v	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	5,429
14,000,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	13,902
11,869,956	v	Washington Mutual, Inc Series 2005-AR15 (Class A1A1)	4.639	11/25/45	Aaa	11,866
1,842,483		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	1,810

		TOTAL OTHER MORTGAGE BACKED SECURITIES				313,352

PAPER AND ALLIED PRODUCTS - 0.17%
3,150,000	e	Bemis Co	4.875	04/01/12	Baa1	3,073
3,000,000	e	Kimberly-Clark Corp	5.000	08/15/13	Aa2	3,002
4,250,000	g	Sappi Papier Holding AG	6.750	06/15/12	Baa3	4,059

		TOTAL PAPER AND ALLIED PRODUCTS				10,134

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

PERSONAL SERVICES - 0.03%
$ 1,461,000		Coinmach Corp	9.000	02/01/10	B3	$1,530

		TOTAL PERSONAL SERVICES				1,530

PETROLEUM AND COAL PRODUCTS - 0.08%
2,000,000		ConocoPhillips	5.900	10/15/32	A1	2,148
2,750,000	e,g	PTT PCL	5.875	08/03/35	A2	2,649

		TOTAL PETROLEUM AND COAL PRODUCTS				4,797

PIPELINES, EXCEPT NATURAL GAS - 0.50%
3,000,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	2,946
2,500,000		Enterprise Products Operating Lp	4.625	10/15/09	Baa3	2,443
3,500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	3,432
4,000,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	3,989
3,000,000	e	Enterprise Products Operating Lp	5.000	03/01/15	Baa3	2,860
2,000,000		Kaneb Pipe Line Operating Partnership Lp	5.875	06/01/13	Baa3	2,053
2,000,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	1,982
3,000,000		Plains All American Pipeline Lp/PAA Finance Corp	4.750	08/15/09	Baa3	2,949
3,000,000	e	Plains All American Pipeline Lp/PAA Finance Corp	5.625	12/15/13	Baa3	3,026
3,750,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	3,530

		TOTAL PIPELINES, EXCEPT NATURAL GAS				29,210

PRIMARY METAL INDUSTRIES - 0.19%
4,000,000		Alcan, Inc	5.000	06/01/15	Baa1	3,886
1,750,000		Alcan, Inc	6.125	12/15/33	Baa1	1,798
4,250,000		Alcoa, Inc	6.500	06/01/11	A2	4,532
1,000,000	e	Corning, Inc	5.900	03/15/14	Baa3	1,010

		TOTAL PRIMARY METAL INDUSTRIES				11,226

PRINTING AND PUBLISHING - 0.07%
1,500,000		CBS Corp	7.700	07/30/10	Baa3	1,627
2,000,000	e	Cenveo Corp	9.625	03/15/12	B1	2,160

		TOTAL PRINTING AND PUBLISHING				3,787

RAILROAD TRANSPORTATION - 0.31%
3,750,000		Burlington Northern Santa Fe Corp	5.900	07/01/12	Baa2	3,927
3,500,000		Canadian National Railway Co	4.400	03/15/13	A3	3,368
956,000	e	Norfolk Southern Corp	5.590	05/17/25	Baa1	956
1,044,000	e	Norfolk Southern Corp	7.250	02/15/31	Baa1	1,271
5,000,000		Union Pacific Corp	5.750	10/15/07	Baa2	5,071
3,000,000		Union Pacific Corp	6.500	04/15/12	Baa2	3,227

		TOTAL RAILROAD TRANSPORTATION				17,820

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.03%
$ 1,750,000		Sealed Air Corp	5.375	04/15/08	Baa3	$1,757

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,757

SECURITY AND COMMODITY BROKERS - 1.28%
4,000,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	4,118
7,000,000	e	Credit Suisse First Boston USA, Inc	4.875	08/15/10	Aa3	6,944
3,000,000		Franklin Resources, Inc	3.700	04/15/08	A2	2,923
2,750,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	2,688
2,000,000		Goldman Sachs Group, Inc	6.875	01/15/11	Aa3	2,155
3,750,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	3,805
5,000,000		Lehman Brothers Holdings, Inc	6.250	05/15/06	A1	5,025
10,000,000		Lehman Brothers Holdings, Inc	4.000	01/22/08	A1	9,823
9,000,000	e	Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	9,712
3,750,000	e	Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	3,710
4,250,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	4,197
6,000,000		Morgan Stanley	4.000	01/15/10	Aa3	5,770
8,500,000		Morgan Stanley	5.300	03/01/13	Aa3	8,520
5,000,000		Morgan Stanley	4.750	04/01/14	A1	4,792

		TOTAL SECURITY AND COMMODITY BROKERS				74,182

TOBACCO PRODUCTS - 0.02%
1,250,000		RJ Reynolds Tobacco Holdings, Inc/OLD	6.500	06/01/07	Ba2	1,259

		TOTAL TOBACCO PRODUCTS				1,259

TRANSPORTATION BY AIR - 0.12%
5,000,000		Continental Airlines, Inc	6.563	02/15/12	Aaa	5,170
2,000,000		Southwest Airlines Co	5.496	11/01/06	Aa2	2,008

		TOTAL TRANSPORTATION BY AIR				7,178

TRANSPORTATION EQUIPMENT - 0.66%
7,500,000		DaimlerChrysler NA Holding Corp	4.875	06/15/10	A3	7,316
4,000,000	e	DaimlerChrysler NA Holding Corp	6.500	11/15/13	A3	4,183
3,500,000	e	DaimlerChrysler NA Holding Corp	8.500	01/18/31	A3	4,239
4,250,000		General Dynamics Corp	3.000	05/15/08	A2	4,075
3,500,000		Lockheed Martin Corp	8.500	12/01/29	Baa2	4,764
4,000,000		Northrop Grumman Corp	7.750	02/15/31	Baa2	5,080
3,000,000		United Technologies Corp	4.875	11/01/06	A2	3,007
2,500,000		United Technologies Corp	7.500	09/15/29	A2	3,160
2,250,000	e	United Technologies Corp	5.400	05/01/35	A2	2,242

		TOTAL TRANSPORTATION EQUIPMENT				38,066

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

WHOLESALE TRADE-DURABLE GOODS - 0.05%
$ 3,000,000	e	Johnson & Johnson	3.800	05/15/13	Aaa	$2,830

		TOTAL WHOLESALE TRADE-DURABLE GOODS				2,830

WHOLESALE TRADE-NONDURABLE GOODS - 0.07%
4,000,000	e	Sysco Corp	5.375	09/21/35	A1	3,948

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				3,948

		TOTAL CORPORATE BONDS				1,683,002
		(Cost $1,686,659)

GOVERNMENT BONDS - 68.02%

AGENCY SECURITIES - 21.18%
10,000,000		Cal Dive International, Inc	4.930	02/01/27	N/R	9,886
13,000,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	12,692
110,050,000	d	Federal Farm Credit Bank (FFCB)	2.250	09/01/06	Aaa	108,339
17,000,000	e	FFCB	3.000	12/17/07	Aaa	16,473
11,200,000	e	FFCB	3.375	07/15/08	Aaa	10,859
20,000,000		FFCB	3.875	01/12/09	Aaa	19,532
11,200,000		FFCB	4.125	04/15/09	Aaa	11,005
4,000,000		FFCB	4.700	08/10/15	Aaa	3,959
12,900,000		FFCB	4.875	12/16/15	Aaa	12,950
8,000,000		Federal Home Loan Bank (FHLB)	4.000	04/05/07	Aaa	7,929
5,000,000		FHLB	4.125	10/19/07	Aaa	4,953
3,000,000		Federal Home Loan Mortgage Corp (FHLMC)	7.100	04/10/07	Aaa	3,086
46,403,000	e	FHLMC	3.750	04/15/07	Aaa	45,874
16,555,000		FHLMC	3.550	11/15/07	Aaa	16,200
4,518,000		FHLMC	3.500	02/13/08	Aaa	4,400
6,705,000		FHLMC	3.500	04/28/08	Aaa	6,524
15,000,000	e	FHLMC	3.500	05/21/08	Aaa	14,581
7,000,000		FHLMC	3.600	05/22/08	Aaa	6,822
9,250,000	e	FHLMC	3.875	06/15/08	Aaa	9,081
45,500,000		FHLMC	4.625	09/15/08	Aaa	45,170
138,000,000		FHLMC	7.000	03/15/10	Aaa	149,758
28,000,000		FHLMC	6.875	09/15/10	Aaa	30,476
66,900,000	e	FHLMC	4.750	01/18/11	Aaa	66,912
36,399,000		FHLMC	5.875	03/21/11	Aa2	37,887
30,000,000		FHLMC	6.375	08/01/11	Aa2	30,220
28,323,000		FHLMC	6.250	03/05/12	Aa2	28,769
34,000,000		FHLMC	5.000	07/15/14	Aaa	34,509
16,000,000	d	Federal National Mortgage Association (FNMA)	3.125	07/15/06	Aaa	15,875
26,000,000		FNMA	2.625	11/15/06	Aaa	25,539
61,000,000	e	FNMA	3.875	05/15/07	Aaa	60,358
17,000,000		FNMA	4.000	05/23/07	Aaa	16,802
5,000,000		FNMA	3.750	07/06/07	Aaa	4,928
8,280,000		FNMA	3.750	08/15/07	Aaa	8,151

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 25,000,000	e	FNMA	4.625	01/15/08	Aaa	$24,982
39,070,000		FNMA	4.125	06/16/08	Aaa	38,487
28,520,000		FNMA	3.375	12/15/08	Aaa	27,508
12,000,000		FNMA	2.600	04/28/09	Aaa	11,920
1,350,000		FNMA	4.250	01/19/10	Aaa	1,317
118,300,000	e	FNMA	7.125	06/15/10	Aaa	129,440
30,000,000		FNMA	6.625	11/15/10	Aaa	32,404
13,854,833		FNMA	4.330	11/01/11	N/R	13,400
8,000,000		FNMA	4.125	01/30/12	Aaa	7,654
28,600,000		FNMA	5.250	08/01/12	Aa2	28,905
4,250,000		FNMA	6.470	09/25/12	Aaa	4,639
7,870,710		FNMA	4.400	10/01/12	N/R	7,573
8,250,000		FNMA	6.210	08/06/38	Aaa	9,824
4,000,000		Private Export Funding Corp	5.340	03/15/06	Aaa	4,005
5,250,000		Totem Ocean Trailer Express, Inc	4.514	12/18/19	N/R	5,128

		TOTAL AGENCY SECURITIES				1,227,685

FOREIGN GOVERNMENT BONDS - 2.99%
2,500,000	e	Brazilian Government International Bond	10.500	07/14/14	Ba3	3,064
5,500,000	e	Canada Government International Bond	6.750	08/28/06	Aaa	5,574
10,000,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	10,042
4,000,000		Chile Government International Bond	5.500	01/15/13	Baa1	4,101
3,500,000	e	China Development Bank	5.000	10/15/15	A2	3,428
2,000,000	e	Development Bank of Japan	4.250	06/09/15	Aaa	1,919
10,600,000		Eksportfinans A/S	4.750	12/15/08	Aaa	10,607
3,000,000		European Investment Bank	4.000	03/03/10	Aaa	2,926
5,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	4,881
3,500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	3,425
3,000,000		International Finance Corp	3.750	06/30/09	Aaa	2,915
4,500,000	e	Italy Government International Bond	4.500	01/21/15	N/R	4,363
4,000,000		Italy Government International Bond	6.875	09/27/23	Aa2	4,774
5,000,000	e	Korea Development Bank	5.750	09/10/13	A3	5,179
3,000,000	e	Mexico Government International Bond	4.625	10/08/08	Baa1	2,969
10,000,000		Mexico Government International Bond	6.375	01/16/13	Baa1	10,630
6,152,000	e	Mexico Government International Bond	5.875	01/15/14	Baa1	6,377
8,000,000	e	Mexico Government International Bond	6.750	09/27/34	Baa1	8,720
5,000,000		Province of British Columbia Canada	4.625	10/03/06	Aa1	4,999
13,000,000		Province of British Columbia Canada	5.375	10/29/08	Aa1	13,252
5,000,000		Province of Manitoba Canada	4.250	11/20/06	Aa2	4,981
7,000,000	e	Province of Manitoba Canada	4.450	04/12/10	Aa2	6,945
15,000,000	e	Province of Ontario	2.650	12/15/06	Aa2	14,722
5,000,000		Province of Ontario	5.500	10/01/08	Aa2	5,100
7,650,000	e	Province of Ontario	4.500	02/03/15	Aa2	7,477
7,000,000	e	Province of Quebec Canada	4.600	05/26/15	A1	6,833
6,000,000		Province of Quebec Canada	7.500	09/15/29	A1	7,875
2,000,000		Province of Saskatchewan Canada	7.375	07/15/13	Aa2	2,331
2,750,000		Turkey Government International Bond	7.375	02/05/25	Ba3	2,839

		TOTAL FOREIGN GOVERNMENT BONDS				173,248

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

MORTGAGE BACKED SECURITIES - 30.89%
$ 25,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.000	06/15/28	$24,730
9,827,560		FHLMC	6.000	04/15/30	9,853
8,260,699		FHLMC	6.000	12/15/30	8,378
218,366		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10	226
456,843		FGLMC	6.000	04/01/11	466
946,770		FGLMC	7.000	07/01/13	983
3,590,050		FGLMC	6.500	12/01/16	3,689
11,577,307		FGLMC	5.000	05/01/18	11,478
20,515,510	d	FGLMC	5.000	06/01/18	20,340
22,526,948		FGLMC	5.000	09/01/18	22,335
7,945,779		FGLMC	4.500	10/01/18	7,750
4,490,094		FGLMC	4.500	11/01/18	4,379
5,158,647		FGLMC	5.500	01/01/19	5,191
2,748,383		FGLMC	4.500	02/01/19	2,678
3,183,220		FGLMC	4.500	04/01/19	3,102
2,523,066		FGLMC	4.500	04/01/19	2,459
2,081,090		FGLMC	4.000	06/01/19	1,986
5,241,567		FGLMC	4.500	08/01/20	5,108
1,033,888		FGLMC	7.000	10/01/20	1,080
113,887		FGLMC	7.000	05/01/23	119
1,873,511		FGLMC	6.000	10/01/23	1,906
1,539,161		FGLMC	6.000	11/01/23	1,566
910,798		FGLMC	8.000	01/01/31	971
187,886		FGLMC	7.000	11/01/31	196
686,102		FGLMC	7.000	12/01/31	715
208,023		FGLMC	7.000	12/01/31	217
178,458		FGLMC	7.000	12/01/31	186
77,039		FGLMC	7.000	12/01/31	80
101,123		FGLMC	7.000	12/01/31	105
288,939		FGLMC	7.000	12/01/31	301
91,074		FGLMC	7.000	01/01/32	95
611,380		FGLMC	8.000	02/01/32	652
5,951,912		FGLMC	5.500	11/01/33	5,912
11,596,956		FGLMC	6.000	11/01/33	11,726
3,799,929		FGLMC	6.500	11/01/33	3,895
36,195,272	d	FGLMC	5.500	12/01/33	35,960
7,354,191		FGLMC	5.500	12/01/33	7,305
93,163,993		FGLMC	5.000	01/01/34	90,519
5,423,641		FGLMC	6.000	02/01/34	5,478
27,233,855		FGLMC	4.500	10/01/34	25,724
3,621,894		FGLMC	5.500	12/01/34	3,592
14,398,809		FGLMC	4.500	04/01/35	13,576
7,361,377		FGLMC	6.000	05/01/35	7,436
3,714,211		FGLMC	6.000	05/01/35	3,752
6,996,742		FGLMC	6.000	05/01/35	7,067
3,238,046		FGLMC	6.000	05/01/35	3,271
7,663,553		FGLMC	6.000	05/01/35	7,741
13,068,021		FGLMC	6.000	05/01/35	13,200
7,349,838		FGLMC	6.000	05/01/35	7,424
3,066,927		FGLMC	5.500	06/01/35	3,039
5,579,732		FGLMC	5.500	06/01/35	5,530

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 8,070,139		FGLMC	5.500	06/01/35	$7,998
34,691,547		FGLMC	5.500	06/01/35	34,381
9,476,481		FGLMC	6.000	06/01/35	9,572
6,503,889	h	FGLMC	5.000	07/01/35	6,297
23,798,569		FGLMC	4.500	08/01/35	22,390
6,000,000	h	Federal National Mortgage Association (FNMA)	5.000	02/25/35	5,809
90,000,000	h	FNMA	6.000	02/25/35	90,703
44,000,000	h	FNMA	4.000	02/16/06	41,992
3,426,000		FNMA	3.550	01/30/07	3,379
7,814,000		FNMA	3.000	03/02/07	7,661
131,830		FNMA	7.500	11/01/10	137
57,568		FNMA	8.000	06/01/11	61
13,048		FNMA	8.000	06/01/11	14
11,636		FNMA	8.000	06/01/11	12
8,031		FNMA	8.000	06/01/11	8
33,578		FNMA	8.000	07/01/11	35
714,853		FNMA	5.000	06/01/13	713
2,900,103		FNMA	4.440	07/01/13	2,801
4,607,262		FNMA	4.735	10/01/13	4,529
2,150,846		FNMA	4.772	02/01/14	2,121
5,758,390		FNMA	4.440	04/01/14	5,549
1,006,020		FNMA	7.500	02/01/15	1,058
2,361,648		FNMA	7.500	04/01/15	2,483
2,346,123		FNMA	7.500	04/01/15	2,467
47,303		FNMA	6.500	02/01/16	49
162,515		FNMA	6.500	03/01/16	168
85,797		FNMA	6.500	04/01/16	89
2,011,627		FNMA	6.500	10/01/16	2,069
1,200,514		FNMA	6.500	11/01/16	1,235
1,004,680		FNMA	6.000	11/01/17	1,027
3,330,084		FNMA	6.000	12/01/17	3,404
7,196,402		FNMA	6.000	01/01/18	7,356
2,458,390		FNMA	6.000	02/01/18	2,513
4,602,625		FNMA	6.500	02/01/18	4,733
57,000,000	h	FNMA	5.500	02/25/18	57,285
9,550,921		FNMA	5.500	03/01/18	9,614
39,991,463	d	FNMA	5.500	04/01/18	40,257
1,585,537		FNMA	5.500	04/01/18	1,596
2,157,288		FNMA	6.500	04/01/18	2,218
431,904		FNMA	5.500	05/01/18	435
24,717,051		FNMA	4.500	12/01/18	24,107
1,383,309		FNMA	6.000	01/01/19	1,410
216,483		FNMA	6.000	02/01/19	221
104,000,000	h	FNMA	4.500	02/25/19	101,140
20,389,698		FNMA	5.000	04/01/19	20,182
18,471,237		FNMA	4.500	11/01/19	18,001
5,864,433		FNMA	5.500	07/01/20	5,903
344,073		FNMA	8.000	03/01/23	368
8,839,987		FNMA	5.000	12/01/23	8,652
2,737,271		FNMA	5.500	02/01/24	2,738
5,500,242		FNMA	5.500	07/01/24	5,493
818,999		FNMA	8.000	07/01/24	875

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 7,852,038		FNMA	5.500	08/01/24	$7,842
167,735		FNMA	9.000	11/01/25	184
49,000,000	h	FNMA	6.500	02/25/32	50,210
3,618,177		FNMA	6.500	05/01/32	3,718
4,638,278		FNMA	6.500	06/01/32	4,767
873,125		FNMA	7.000	07/01/32	911
816,126		FNMA	7.000	07/01/32	852
3,674,407		FNMA	6.500	08/01/32	3,776
7,126,574		FNMA	6.500	12/01/32	7,324
2,787,312		FNMA	5.000	02/01/33	2,710
2,684,936		FNMA	5.500	06/01/33	2,665
14,215,954		FNMA	5.500	07/01/33	14,112
7,413,534		FNMA	4.500	08/01/33	7,008
7,999,352		FNMA	5.000	08/01/33	7,779
20,641,300		FNMA	4.500	10/01/33	19,512
7,954,013		FNMA	5.000	10/01/33	7,735
3,441,732		FNMA	5.000	10/01/33	3,347
2,590,304		FNMA	5.000	10/01/33	2,519
21,395,622		FNMA	5.000	11/01/33	20,806
1,237,690		FNMA	5.000	11/01/33	1,204
9,630,872		FNMA	5.000	11/01/33	9,365
11,142,041		FNMA	5.000	11/01/33	10,835
2,392,606		FNMA	6.500	11/01/33	2,455
12,382,615		FNMA	5.500	12/01/33	12,292
2,056,444		FNMA	5.500	12/01/33	2,041
2,600,733	d	FNMA	5.500	12/01/33	2,582
5,138,114		FNMA	5.500	12/01/33	5,100
6,067,541		FNMA	5.500	12/01/33	6,023
4,708,138		FNMA	5.500	01/01/34	4,674
9,444,489		FNMA	5.500	01/01/34	9,375
3,509,853		FNMA	6.500	01/01/34	3,608
16,317,301		FNMA	5.500	02/01/34	16,198
3,717,436		FNMA	5.000	03/01/34	3,615
9,049,460		FNMA	5.000	03/01/34	8,800
3,205,381		FNMA	5.000	03/01/34	3,117
2,968,677		FNMA	5.000	03/01/34	2,887
10,956,776		FNMA	5.500	03/01/34	10,860
34,375,395		FNMA	4.350	03/25/34	32,982
23,382,166		FNMA	5.000	04/01/34	22,702
7,458,956		FNMA	5.500	09/01/34	7,393
7,525,029		FNMA	5.500	09/01/34	7,459
4,911,033		FNMA	5.500	09/01/34	4,868
4,721,009		FNMA	5.500	10/01/34	4,679
2,962,528		FNMA	5.500	10/01/34	2,936
6,981,088		FNMA	6.500	11/01/34	7,162
11,577,857		FNMA	5.000	12/01/34	11,241
24,463,031		FNMA	5.500	12/01/34	24,247
9,596,367		FNMA	5.500	01/01/35	9,512
22,170,692		FNMA	5.500	02/01/35	21,975
24,678,347		FNMA	5.500	02/01/35	24,460
44,040,650		FNMA	5.500	03/01/35	43,619
6,493,149		FNMA	5.500	04/01/35	6,431

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 9,413,513		FNMA	5.500	04/01/35	$9,323
14,033,426		FNMA	5.500	05/01/35	13,899
1,058,973		FNMA	5.500	05/01/35	1,050
24,445,188		FNMA	5.500	05/01/35	24,211
9,410,308		FNMA	6.000	05/01/35	9,500
3,324,803		FNMA	5.500	06/01/35	3,293
3,281,033		FNMA	5.500	06/01/35	3,250
6,299,265		FNMA	5.500	06/01/35	6,239
2,662,884		FNMA	5.500	06/01/35	2,637
10,679,753		FNMA	5.500	06/01/35	10,577
1,561,697		FNMA	5.500	06/01/35	1,547
1,470,057		FNMA	7.500	06/01/35	1,540
2,862,305		FNMA	5.500	07/01/35	2,835
3,920,955		FNMA	6.000	07/01/35	3,958
17,833,468		FNMA	5.500	09/01/35	17,663
14,881,064		FNMA	5.000	10/01/35	14,419
48,465,232		FNMA	6.000	10/01/35	48,925
10,304,652	e	Freddie Mac Reference REMIC	5.125	10/15/15	10,231
45,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/23/06	44,395
45,000,000	h	GNMA	5.500	01/23/06	45,267
15,016		GNMA	8.500	10/15/09	16
40,529		GNMA	8.500	12/15/09	43
66,234		GNMA	8.500	12/15/09	70
282,444		GNMA	9.000	12/15/09	297
48,438		GNMA	8.500	01/15/10	51
33,497		GNMA	8.500	01/15/10	35
33,957		GNMA	9.000	06/15/16	37
14,590		GNMA	9.000	09/15/16	16
6,365		GNMA	9.000	09/15/16	7
26,736		GNMA	9.000	09/15/16	29
27,089		GNMA	9.000	11/15/16	29
18,401		GNMA	9.000	12/15/16	20
13,546		GNMA	9.000	12/15/16	15
266,092		GNMA	9.500	12/15/16	292
14,852		GNMA	9.000	06/15/20	16
623,969		GNMA	6.500	01/15/24	653
174,897		GNMA	8.000	06/15/24	187
217,128		GNMA	8.500	11/20/30	234
142,100		GNMA	8.500	12/20/30	153
3,876,321		GNMA	5.500	11/20/33	3,897
14,612,814		GNMA	5.500	03/20/35	14,677

		TOTAL MORTGAGE BACKED SECURITIES			1,790,782

U.S. TREASURY SECURITIES - 12.96%
1,000,000	e	United States Treasury Bond	6.500	02/15/10	1,079
2,835,000	e	United States Treasury Bond	5.000	02/15/11	2,921
965,000		United States Treasury Bond	4.875	02/15/12	991
304,399,000	e	United States Treasury Bond	8.000	11/15/21	419,492
57,324,000	e	United States Treasury Bond	5.375	02/15/31	64,427
35,829,520	e,k	United States Treasury Inflation Indexed Bond	3.875	01/15/09	37,677

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 4,400,000	e	United States Treasury Note	2.500	09/30/06	$4,338
8,150,000	e	United States Treasury Note	2.875	11/30/06	8,037
37,500,000	e	United States Treasury Note	3.750	03/31/07	37,182
5,000,000	e	United States Treasury Note	3.625	04/30/07	4,948
27,050,000	e	United States Treasury Note	4.375	05/15/07	27,029
9,650,000	e	United States Treasury Note	2.750	08/15/07	9,402
16,510,000	e	United States Treasury Note	3.250	08/15/07	16,213
22,891,000	e	United States Treasury Note	4.000	09/30/07	22,734
2,450,000	e	United States Treasury Note	4.250	10/31/07	2,443
55,250,000	e	United States Treasury Note	4.250	11/30/07	55,095
3,750,000	e	United States Treasury Note	3.375	02/15/08	3,673
1,900,000	e	United States Treasury Note	4.375	11/15/08	1,900
1,700,000	e	United States Treasury Note	3.375	09/15/09	1,643
4,320,000	e	United States Treasury Note	4.250	10/15/10	4,299
4,200,000	e	United States Treasury Note	4.500	11/15/10	4,224
21,700,000	e	United States Treasury Note	4.375	12/15/10	21,722

		TOTAL U.S. TREASURY SECURITIES			751,469

		TOTAL GOVERNMENT BONDS			3,943,184
		(Cost $3,970,603)
		TOTAL BONDS			5,626,186
		(Cost $5,657,262)
SHARES

TIAA-CREF MUTUAL FUNDS - 0.06%

416,949	a	TIAA-CREF High-Yield Bond Fund			3,782

		TOTAL TIAA-CREF MUTUAL FUNDS			3,782
		(Cost $3,557)
PRINCIPAL

SHORT-TERM INVESTMENTS - 30.00%

COMMERCIAL PAPER - 8.08%
$ 27,200,000	d	BellSouth Corp	4.250	01/19/06	27,148
27,200,000	c	BMW US Capital Corp	4.220	01/18/06	27,151
22,200,000	c	Edison Asset Securitization, LLC	4.130	01/03/06	22,200
15,300,000		General Electric Co	4.280	02/13/06	15,225
20,260,000	d	Goldman Sachs Group, Inc	4.260	01/10/06	20,243
27,200,000	c,d	Govco, Inc	4.280	01/12/06	27,170
20,000,000	c,d	Greyhawk Funding LLC	4.230	01/03/06	20,000
27,200,000	c	Kitty Hawk Funding Corp	4.300	01/17/06	27,154
27,200,000	c,d	Nestle Capital Corp	4.230	01/20/06	27,145
27,200,000		Paccar Financial Corp	4.240	01/18/06	27,151
15,900,000	c	Park Avenue Receivables Corp	4.290	01/04/06	15,898
24,720,000	c	Pfizer, Inc	4.200	01/11/06	24,696
27,200,000	c,d	Preferred Receivables Funding	4.290	01/13/06	27,167
27,200,000	d	Rabobank USA Finance Corp	4.240	01/17/06	27,155
27,200,000	d	Societe Generale North America, Inc	4.250	01/18/06	27,151
10,990,000		United Parcel Service, Inc	4.000	01/09/06	10,982
18,300,000	c	United Technologies Corp	4.300	01/03/06	18,300

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 25,000,000	c,d	Variable Funding Capital Corp	4.150	01/12/06	$24,972
24,490,000	c,d	Verizon Global Funding	4.290	01/23/06	24,431
27,200,000	c	Yorktown Capital, LLC	4.310	01/23/06	27,134

		TOTAL COMMERCIAL PAPER			468,473

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 1.48%
25,470,000		Federal Home Loan Bank (FHLB)	4.010	01/06/06	25,461
3,570,000		Federal National Mortgage Association (FNMA)	4.170	01/09/06	3,568
23,100,000		FNMA	4.100	01/12/06	23,076
30,710,000	d	FNMA	4.170	01/18/06	30,657
3,000,000		FNMA	4.170	01/19/06	2,995

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			85,757

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 20.44%
1,184,820		Bank of New York Institutional Cash Reserves Fund	4.363	01/03/06	1,185,103

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED			1,185,103

		TOTAL SHORT-TERM INVESTMENTS			1,739,333
		(Cost $1,739,214)

		TOTAL PORTFOLIO -127.11%			7,369,301
		(Cost $7,400,033)
		OTHER ASSETS & LIABILITIES, NET - (27.11%)			(1,571,884)

		NET ASSETS -100.00%			$5,797,417

		ABBREVIATION:
	LLC	Limited Liability Company
	N/R	Not rated by Moody's

a	Affiliated Holding
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the Custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2005, the value of these securities amounted to $51,404,941 or 0.89% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited).

Cost amounts are in thousands.

For ease of presentation,we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Bond Account

College Retirement Equities Fund
Transactions with Affiliated Companies - Bond Market
January 1, 2005 - December 31, 2005

	Value at	Purchase			Realized		Dividend	Shares at	Value at
Issue	December 31, 2004	Cost	Proceeds		Gain/(Loss)		Income	December 31, 2005	December 31, 2005

TIAA-CREF High-Yield Bond Fund	$3,681,484	$262,703		$-		$-	$262,703	416,949	$3,781,732

		$262,703		$-		$-	$262,703		$3,781,732

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

COLLEGE RETIREMENT EQUITIES FUND
SOCIAL CHOICE ACCOUNT
STATEMENT OF INVESTMENTS
December 31, 2005
				MOODYS
			MATURITY	RATING+	VALUE
PRINCIPAL		RATE	DATE	(Unaudited)	(000)

BONDS - 39.46%

CORPORATE BONDS - 10.77%

AMUSEMENT AND RECREATION SERVICES - 0.03%
$ 2,000,000	International Speedway Corp	5.400	04/15/14	Baa2	$2,017

	TOTAL AMUSEMENT AND RECREATION SERVICES				2,017

AUTO REPAIR, SERVICES AND PARKING - 0.04%
3,000,000	Ryder System, Inc	5.000	06/15/12	Baa1	2,856

	TOTAL AUTO REPAIR, SERVICES AND PARKING				2,856

ASSET BACKED - 0.67%
10,000,000	Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	9,941
7,000,000	Chase Funding Loan Acquisition Trust Series 2004-OPT1 (Class M1)	4.949	06/25/34	Aa2	7,033
1,380,158	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-1 (Class 1A4)	5.742	09/25/28	Aaa	1,377
5,000,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	4,972
5,000,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A3)	4.209	09/25/26	Aaa	4,952
1,000,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	954
2,000,000	Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	1,938
5,500,000	CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	5,443
2,679,354	Countrywide Asset-Backed Certificates Series 2002-S2 (Class A5)	5.978	01/25/17	Aaa	2,671
1,311,199	Countrywide Asset-Backed Certificates Series 2004-3N	4.579	05/25/09	Aaa	1,311
3,006,038	Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	4.589	02/15/29	Aaa	3,010
3,000,000	Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class AJ)	5.124	07/15/42	Aaa	2,977
5,327,519	Wachovia Loan Trust Series 2005-SD1 (Class A)	4.739	05/25/35	N/R	5,327

	TOTAL ASSET BACKED				51,906

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.13%
5,000,000	Home Depot, Inc	3.750	09/15/09	Aa3	4,822
5,000,000	Lowe's Cos, Inc	8.250	06/01/10	A2	5,651

	TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				10,473

BUSINESS SERVICES - 0.07%
5,000,000	Certegy, Inc	4.750	09/15/08	Baa2	4,999

	TOTAL BUSINESS SERVICES				4,999

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

CHEMICALS AND ALLIED PRODUCTS - 0.38%
$ 5,000,000		Clorox Co	4.614	12/14/07	A3	$5,009
3,000,000		Genentech, Inc	5.250	07/15/35	A1	2,865
5,000,000		Gillette Co	4.125	08/30/07	Aa3	4,949
1,500,000		Lubrizol Corp	4.625	10/01/09	Baa3	1,471
5,000,000		Praxair, Inc	3.950	06/01/13	A3	4,666
6,000,000		Procter & Gamble Co	5.800	08/15/34	Aa3	6,372
4,500,000		Valspar Corp	6.000	05/01/07	Baa2	4,550

		TOTAL CHEMICALS AND ALLIED PRODUCTS				29,882

COMMUNICATIONS - 0.77%
1,050,000		360 Communications Co	6.650	01/15/08	A2	1,084
4,650,000	g	ALLTEL Ohio Lp	8.000	08/15/10	A2	5,174
1,184,000		AT&T Corp	9.050	11/15/11	A2	1,309
3,500,000		AT&T, Inc	4.125	09/15/09	A2	3,381
3,000,000		AT&T, Inc	5.100	09/15/14	A2	2,930
1,000,000		AT&T, Inc	6.150	09/15/34	A2	1,005
2,926,260		Bellsouth Telecommunications	6.300	12/15/15	A2	3,045
3,170,000		Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa2	3,673
2,000,000		Comcast Corp	7.050	03/15/33	Baa2	2,160
5,000,000		COX Communications, Inc	4.625	01/15/10	Baa3	4,834
1,949,000		Hearst-Argyle Television, Inc	7.000	01/15/18	Baa3	2,080
2,500,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	2,806
1,500,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	1,988
5,000,000		New England Telephone & Tele	7.650	06/15/07	Baa1	5,160
1,500,000		Sprint Capital Corp	6.000	01/15/07	Baa2	1,514
8,500,000		Sprint Capital Corp	8.375	03/15/12	Baa2	9,857
1,000,000		Tele-Communications-TCI Group	9.800	02/01/12	Baa2	1,213
6,500,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	6,528

		TOTAL COMMUNICATIONS				59,741

DEPOSITORY INSTITUTIONS - 2.06%
6,000,000		AmSouth Bancorp	6.750	11/01/25	A3	6,691
1,530,000		Charter One Bank NA	6.375	05/15/12	Aa3	1,634
5,000,000		Fifth Third Bank	4.750	02/01/15	Aa2	4,842
5,000,000		First Chicago Corp	6.375	01/30/09	A1	5,198
3,000,000		First Union National Bank of Florida	6.180	02/15/36	Aa3	3,324
3,450,000		Frost National Bank/San Antonio TX	6.875	08/01/11	A3	3,712
5,000,000		Hudson United Bank/Mahwah NJ	7.000	05/15/12	Baa3	5,480
2,500,000		Independence Community Bank Corp	4.900	09/23/10	Baa3	2,453
3,000,000		JPMorgan Chase & Co	7.875	06/15/10	A1	3,328
2,000,000		KeyBank NA	5.000	07/17/07	A1	2,003
5,000,000		M&I Marshall & Ilsley Bank	3.544	06/16/10	Aa3	5,001
5,000,000		Mellon Funding Corp	6.400	05/14/11	A2	5,318
5,000,000		Mercantile Bankshares Corp	4.625	04/15/13	A2	4,830
3,000,000		National City Bank of Indiana	4.875	07/20/07	Aa3	3,001
3,500,000		Northern Trust Co	4.600	02/01/13	A1	3,421

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 5,000,000		NTC Capital Trust	4.670	01/15/27	A2	$4,799
3,000,000		PNC Bank NA	4.875	09/21/17	A2	2,872
5,000,000		Popular North America, Inc	3.875	10/01/08	A3	4,837
5,000,000		Regions Financial Corp	4.380	08/08/08	A1	4,999
2,380,000		Regions Financial Corp/Old	7.000	03/01/11	A2	2,588
2,401,000		Regions Financial Corp/Old	7.750	09/15/24	A2	3,044
3,000,000		Sovereign Bank	4.000	02/01/08	Baa1	2,941
6,000,000		State Street Corp	7.650	06/15/10	A2	6,628
10,228,000		SunTrust Banks, Inc	6.000	02/15/26	A1	10,748
1,475,000		SunTrust Banks, Inc	6.000	01/15/28	N/R	1,583
1,768,000		Union Planters Bank NA	5.125	06/15/07	Aa3	1,775
4,750,000		UnionBanCal Corp	5.750	12/01/06	A2	4,759
3,560,000		UnionBanCal Corp	5.250	12/16/13	A3	3,546
5,000,000		US Bancorp	4.500	07/29/10	Aa2	4,910
1,112,000		US Bank NA	6.375	08/01/11	Aa2	1,184
3,000,000		US Bank NA	6.300	02/04/14	Aa2	3,234
3,000,000		Washington Mutual Bank/Henderson NV	5.650	08/15/14	A3	3,041
5,000,000		Washington Mutual Bank/Seattle WA	4.490	08/25/08	A2	5,003
2,000,000		Webster Bank	5.875	01/15/13	Baa3	2,050
5,000,000		Wells Fargo & Co	4.200	01/15/10	Aa1	4,869
5,000,000	e	Wells Fargo & Co	4.430	10/28/15	Aa1	4,996
4,678,000		Wells Fargo Capital I	7.960	12/15/26	Aa2	4,967
1,000,000		Wells Fargo Financial, Inc	5.500	08/01/12	Aa1	1,028
5,000,000	e	World Savings Bank FSB	4.601	09/16/09	Aa3	5,005
5,000,000		Zions Bancorporation	5.500	11/16/15	Baa1	5,030

		TOTAL DEPOSITORY INSTITUTIONS				160,672

EATING AND DRINKING PLACES - 0.07%
5,000,000		McDonald's Corp	5.750	03/01/12	A2	5,202

		TOTAL EATING AND DRINKING PLACES				5,202

ELECTRIC, GAS, AND SANITARY SERVICES - 0.40%
5,000,000		Atmos Energy Corp	5.125	01/15/13	Baa3	4,938
5,000,000		Energen Corp	4.690	11/15/07	Baa2	5,005
5,000,000		KeySpan Corp	4.900	05/16/08	A3	4,998
5,000,000		National Fuel Gas Co	5.250	03/01/13	Baa1	5,015
1,000,000		Nisource Finance Corp	3.200	11/01/06	Baa3	986
5,000,000		UGI Utilities, Inc	7.250	11/01/17	A3	5,655
5,000,000		Washington Gas Light	5.440	08/11/25	A2	4,934

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				31,531

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.15%
4,000,000		Emerson Electric Co	5.750	11/01/11	A2	4,131
5,000,000		Idaho Power Co	6.000	11/15/32	A3	5,401
2,185,000		Pedernales Electric Cooperative	6.202	11/15/32	N/R	2,398

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				11,930

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MOODYS
			MATURITY	RATING+	VALUE
PRINCIPAL		RATE	DATE	(Unaudited)	(000)

FABRICATED METAL PRODUCTS - 0.04%
$ 3,000,000	Illinois Tool Works, Inc	5.750	03/01/09	Aa3	$3,056

	TOTAL FABRICATED METAL PRODUCTS				3,056

FOOD AND KINDRED PRODUCTS - 0.52%
5,000,000	Bottling Group LLC	4.625	11/15/12	Aa3	4,929
5,000,000	Campbell Soup Co	5.000	12/03/12	A3	4,960
5,000,000	Coca-Cola Enterprises, Inc	8.500	02/01/22	A2	6,599
5,000,000	General Mills, Inc	5.125	02/15/07	Baa2	5,009
2,500,000	Hershey Co	4.850	08/15/15	A1	2,464
4,000,000	HJ Heinz Finance Co	6.625	07/15/11	Baa1	4,228
5,000,000	Kellogg Co	6.600	04/01/11	Baa1	5,343
5,000,000	PepsiAmericas, Inc	4.875	01/15/15	Baa1	4,912
2,500,000	WM Wrigley Jr Co	4.650	07/15/15	A1	2,447

	TOTAL FOOD AND KINDRED PRODUCTS				40,891

FOOD STORES - 0.07%
5,000,000	Kroger Co	8.050	02/01/10	Baa2	5,441

	TOTAL FOOD STORES				5,441

FURNITURE AND FIXTURES - 0.05%
4,000,000	Leggett & Platt, Inc	4.700	04/01/13	A2	3,897

	TOTAL FURNITURE AND FIXTURES				3,897

GENERAL BUILDING CONTRACTORS - 0.20%
2,000,000	Centex Corp	5.450	08/15/12	Baa2	1,965
1,000,000	Centex Corp	5.250	06/15/15	Baa2	948
3,000,000	Lennar Corp	5.125	10/01/10	Baa3	2,947
3,000,000	M/I Homes, Inc	6.875	04/01/12	Ba2	2,700
3,000,000	MDC Holdings, Inc	5.375	07/01/15	Baa3	2,816
2,140,000	Pulte Homes, Inc	7.875	08/01/11	Baa3	2,345
2,000,000	Ryland Group, Inc	5.375	05/15/12	Baa3	1,917

	TOTAL GENERAL BUILDING CONTRACTORS				15,638

GENERAL MERCHANDISE STORES - 0.01%
1,000,000	Target Corp	4.000	06/15/13	A2	944

	TOTAL GENERAL MERCHANDISE STORES				944

HEALTH SERVICES - 0.03%
2,500,000	Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	2,531

	TOTAL HEALTH SERVICES				2,531

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

HOLDING AND OTHER INVESTMENT OFFICES - 0.30%
$ 2,500,000		AMB Property Lp	5.450	12/01/10	Baa1	$2,516
2,000,000		EOP Operating Lp	5.875	01/15/13	Baa2	2,039
2,000,000		Greenpoint Financial Corp	3.200	06/06/08	A2	1,915
2,000,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	2,006
5,711,000		Healthcare Realty Trust, Inc	8.125	05/01/11	Baa3	6,331
2,500,000		HRPT Properties Trust	5.750	11/01/15	Baa2	2,493
2,500,000		Pan Pacific Retail Properties, Inc	5.250	09/01/15	Baa2	2,456
2,000,000		Simon Property Group Lp	5.100	06/15/15	Baa1	1,943
2,000,000		Vornado Realty Lp	5.625	06/15/07	Baa2	2,011

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				23,710

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.34%
5,880,000		Deere & Co	8.500	01/09/22	A3	7,787
5,000,000		Hewlett-Packard Co	6.500	07/01/12	A3	5,386
4,000,000	g	IBM Canada Credit Services Co	3.750	11/30/07	A1	3,916
3,000,000		International Business Machines Corp	6.220	08/01/27	A1	3,278
5,000,000	g	Pall Corp	6.000	08/01/12	Baa2	5,225
1,255,000		Smith International, Inc	7.000	09/15/07	Baa1	1,296

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				26,888

INSTRUMENTS AND RELATED PRODUCTS - 0.31%
5,000,000		Beckman Coulter, Inc	6.875	11/15/11	Baa3	5,405
4,500,000		Becton Dickinson & Co	7.150	10/01/09	A2	4,853
5,000,000		Boston Scientific Corp	5.450	06/15/14	A3	4,980
3,500,000	g	Medtronic, Inc	4.750	09/15/15	A1	3,399
3,000,000		Thermo Electron Corp	7.625	10/30/08	Baa1	3,192
2,000,000		Thermo Electron Corp	5.000	06/01/15	Baa1	1,929

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				23,758

INSURANCE CARRIERS - 0.66%
3,500,000		Cincinnati Financial Corp	6.125	11/01/34	A2	3,637
3,000,000		First American Corp	5.700	08/01/14	Baa2	3,002
5,000,000	g	Health Care Service Corp	7.750	06/15/11	A2	5,596
1,200,000	g	Jackson National Life Global Funding	6.125	05/30/12	A1	1,280
5,000,000		Jefferson-Pilot Life Funding Trust I	3.250	06/02/08	N/R	5,000
1,945,000	g	John Hancock Global Funding II	7.900	07/02/10	Aa2	2,187
2,000,000		Markel Corp	6.800	02/15/13	Baa3	2,093
3,000,000		Markel Corp	7.350	08/15/34	Baa3	3,228
2,500,000		Nationwide Financial Services	5.100	10/01/15	A3	2,453
2,000,000	g	Nationwide Life Global Funding I	2.750	05/15/07	Aa3	1,935
5,000,000	g	New York Life Global Funding	4.625	08/16/10	Aaa	4,948
3,500,000	g	Pricoa Global Funding I	4.625	06/25/12	Aa3	3,409
2,500,000		Protective Life Secured Trust	4.850	08/16/10	Aa3	2,484
2,500,000		Protective Life Secured Trust	4.000	04/01/11	Aa3	2,380
2,200,000		UnitedHealth Group, Inc	3.750	02/10/09	A2	2,131

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 2,800,000		UnitedHealth Group, Inc	4.125	08/15/09	A2	$2,733
3,000,000		WellPoint, Inc	4.250	12/15/09	Baa1	2,923

		TOTAL INSURANCE CARRIERS				51,419

LUMBER AND WOOD PRODUCTS - 0.01%
1,000,000		Union Tank CAR Co	6.790	05/01/10	A1	1,072

		TOTAL LUMBER AND WOOD PRODUCTS				1,072

MISCELLANEOUS MANUFACTURING - 0.06%
5,000,000		Harsco Corp	5.125	09/15/13	A3	4,994

		TOTAL MISCELLANEOUS MANUFACTURING				4,994

MISCELLANEOUS RETAIL - 0.06%
4,795,516	g	CVS Corp	5.298	01/11/27	A3	4,690

		TOTAL MISCELLANEOUS RETAIL				4,690

MOTION PICTURES - 0.18%
6,000,000		Historic TW, Inc	6.625	05/15/29	Baa1	5,987
3,000,000		Time Warner, Inc	6.875	05/01/12	Baa1	3,195
5,000,000		Walt Disney Co	5.500	12/29/06	Baa1	5,024

		TOTAL MOTION PICTURES				14,206

NONDEPOSITORY INSTITUTIONS - 0.53%
4,000,000		AGL Capital Corp	6.000	10/01/34	Baa1	4,059
5,000,000		American Express Credit Corp	4.535	10/04/10	Aa3	4,999
2,500,000		Capital One Bank	4.250	12/01/08	A3	2,444
5,000,000		Capital One Financial Corp	5.500	06/01/15	Baa1	4,967
4,000,000		CIT Group, Inc	5.200	11/03/10	A2	4,010
2,500,000		Countrywide Home Loans, Inc	4.000	03/22/11	A3	2,351
2,000,000		John Deere Capital Corp	3.625	05/25/07	A3	1,965
5,000,000	g	MBNA Europe Funding plc	4.550	09/07/07	Aa1	5,002
1,500,000		Prudential Funding LLC	6.600	05/15/08	A1	1,559
5,000,000		SLM Corp	4.340	07/27/09	A2	4,994
5,000,000		SLM Corp	4.500	07/26/10	A2	4,885

		TOTAL NONDEPOSITORY INSTITUTIONS				41,235

OIL AND GAS EXTRACTION - 0.30%
5,000,000		Anadarko Finance Co	7.500	05/01/31	Baa1	6,134
2,500,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	2,512
5,000,000	g	Eog Resources Canada, Inc	4.750	03/15/14	Baa1	4,859

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 2,000,000		Equitable Resources, Inc	5.000	10/01/15	A2	$1,981
3,900,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	3,857
2,000,000		Valero Logistics Operations Lp	6.050	03/15/13	Baa3	2,077
2,000,000		XTO Energy, Inc	5.300	06/30/15	Baa3	2,002

		TOTAL OIL AND GAS EXTRACTION				23,422

OTHER MORTGAGE BACKED SECURITIES - 1.46%
6,000,000		Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	N/R	6,011
10,000,000		Banc of America Commercial Mortgage, Inc Series 2004-4 (Class A6)	4.877	07/10/42	N/R	9,785
3,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	N/R	2,978
8,370,000		Banc of America Commercial Mortgage, Inc Series 2005-5 (Class AJ)	5.159	10/10/45	Aaa	8,376
1,375,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.182	09/10/47	Aaa	1,378
4,500,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.464	12/11/40	N/R	4,576
12,000,000		Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	11,698
2,500,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	2,440
4,900,076		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	N/R	4,855
1,362,635		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	N/R	1,370
8,730,215		CS First Boston Mortgage Securities Corp Series 2005-5 (Class 7A1)	6.000	07/25/35	Aaa	8,771
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	1,014
9,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	9,062
3,100,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	3,037
3,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	N/R	2,943
6,577,724		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	N/R	6,588
990,426		MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	Aaa	976
10,000,000		Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/12/35	N/R	10,033
2,675,000	v	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	2,690
6,723,326		Residential Funding Mortgage Security I Series 2004-S5 (Class 2A1)	4.500	05/25/19	N/R	6,525
4,000,000		Wachovia Bank Commercial Mortgage Trust Series 2002-C2 (Class A4)	4.980	11/15/34	Aaa	3,972
3,956,652	v	Washington Mutual, Inc Series 2005-AR15 (Class A1A1)	4.639	11/25/45	Aaa	3,955
460,620		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	452

		TOTAL OTHER MORTGAGE BACKED SECURITIES				113,485

PAPER AND ALLIED PRODUCTS - 0.13%
5,000,000		Bemis Co	4.875	04/01/12	Baa1	4,877
3,000,000		Kimberly-Clark Corp	5.000	08/15/13	Aa2	3,002
2,000,000		Rock-Tenn Co	8.200	08/15/11	Ba3	2,030

		TOTAL PAPER AND ALLIED PRODUCTS				9,909

PETROLEUM AND COAL PRODUCTS - 0.06%
5,000,000		Sunoco, Inc	4.875	10/15/14	Baa2	4,866

		TOTAL PETROLEUM AND COAL PRODUCTS				4,866

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MOODYS
			MATURITY	RATING+	VALUE
PRINCIPAL		RATE	DATE	(Unaudited)	(000)

PIPELINES, EXCEPT NATURAL GAS - 0.04%
$ 2,500,000	Kinder Morgan Energy Partners Lp	7.300	08/15/33	Baa1	$2,857

	TOTAL PIPELINES, EXCEPT NATURAL GAS				2,857

PRIMARY METAL INDUSTRIES - 0.07%
5,000,000	Hubbell, Inc	6.375	05/15/12	A3	5,368

	TOTAL PRIMARY METAL INDUSTRIES				5,368

PRINTING AND PUBLISHING - 0.10%
5,000,000	Dow Jones & Co, Inc	3.875	02/15/08	A2	4,901
3,000,000	EW Scripps Co	4.300	06/30/10	A2	2,896

	TOTAL PRINTING AND PUBLISHING				7,797

RAILROAD TRANSPORTATION - 0.07%
185,000	Norfolk Southern Corp	7.800	05/15/27	Baa1	235
4,815,000	Norfolk Southern Corp	5.640	05/17/29	Baa1	4,838

	TOTAL RAILROAD TRANSPORTATION				5,073

SECURITY AND COMMODITY BROKERS - 0.21%
3,000,000	Goldman Sachs Group Lp	4.500	06/15/10	Aa3	2,932
2,500,000	Goldman Sachs Group, Inc	6.875	01/15/11	Aa3	2,694
5,775,000	Legg Mason, Inc	6.750	07/02/08	A3	6,015
5,000,000	Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	4,947

	TOTAL SECURITY AND COMMODITY BROKERS				16,588

TRANSPORTATION BY AIR - 0.10%
5,000,000	JetBlue Airways Corp	4.790	11/15/16	Aaa	4,906
3,000,000	Southwest Airlines Co	5.125	03/01/17	Baa1	2,805

	TOTAL TRANSPORTATION BY AIR				7,711

TRANSPORTATION SERVICES - 0.02%
1,937,944	GATX Corp	5.697	01/02/25	Baa2	1,903

	TOTAL TRANSPORTATION SERVICES				1,903

WHOLESALE TRADE-DURABLE GOODS - 0.03%
2,000,000	Johnson & Johnson	4.950	05/15/33	Aaa	1,955

	TOTAL WHOLESALE TRADE-DURABLE GOODS				1,955

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

WHOLESALE TRADE-NONDURABLE GOODS - 0.04%
$ 3,000,000		Sysco Corp	5.375	09/21/35	A1	$2,961

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				2,961

		TOTAL CORPORATE BONDS				839,474
		(Cost $842,001)

GOVERNMENT BONDS - 28.69%

AGENCY SECURITIES - 7.46%
7,000,000		Cal Dive International, Inc	4.930	02/01/27	N/R	6,920
4,500,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	4,394
20,000,000		Federal Farm Credit Bank (FFCB)	3.875	01/12/09	Aaa	19,532
20,000,000		FFCB	4.700	08/10/15	Aaa	19,795
12,900,000		FFCB	4.875	12/16/15	Aaa	12,950
5,340,000		FFCB	5.250	08/13/19	Aaa	5,450
2,500,000		Federal Home Loan Bank (FHLB)	3.625	02/16/07	Aaa	2,466
2,750,000		Federal Home Loan Mortgage Corp (FHLMC)	2.500	11/28/06	Aaa	2,695
4,035,000	e	FHLMC	3.750	04/15/07	Aaa	3,989
9,250,000		FHLMC	3.500	04/01/08	Aaa	9,007
6,000,000		FHLMC	3.500	04/28/08	Aaa	5,838
13,000,000		FHLMC	3.500	05/21/08	Aaa	12,637
1,500,000		FHLMC	3.600	05/22/08	Aaa	1,462
15,000,000		FHLMC	3.875	06/15/08	Aaa	14,726
19,000,000		FHLMC	4.625	09/15/08	Aaa	18,862
11,000,000		FHLMC	7.000	03/15/10	Aaa	11,937
8,000,000	e	FHLMC	6.875	09/15/10	Aaa	8,707
31,600,000	e	FHLMC	4.750	01/18/11	Aaa	31,606
21,910,000		FHLMC	5.875	03/21/11	Aa2	22,805
11,200,000		FHLMC	6.250	03/05/12	Aa2	11,376
15,500,000		FHLMC	5.000	07/15/14	Aaa	15,732
1,850,000		Federal National Mortgage Association (FNMA)	3.375	05/15/07	Aaa	1,815
10,000,000		FNMA	3.875	05/15/07	Aaa	9,895
15,100,000	e	FNMA	4.625	01/15/08	Aaa	15,089
6,000,000		FNMA	4.125	06/16/08	Aaa	5,911
17,225,000		FNMA	3.375	12/15/08	Aaa	16,614
10,000,000		FNMA	2.600	04/28/09	Aaa	9,934
44,000,000		FNMA	7.125	06/15/10	Aaa	48,143
5,000,000		FNMA	6.625	11/15/10	Aaa	5,401
20,000,000		FNMA	6.000	05/15/11	Aaa	21,145
4,000,000		FNMA	4.125	01/30/12	Aaa	3,827
15,000,000		FNMA	5.250	08/01/12	Aa2	15,160
3,224,805		FNMA	4.530	10/01/14	N/R	3,126
16,570,000		FNMA	5.240	08/07/18	Aaa	16,511
600,000		FNMA	4.000	02/25/19	N/R	549
12,000,000		Government National Mortgage Association (GNMA)	4.385	08/16/30	N/R	11,775
5,150,000	j	Government Trust Certificate	0.000	05/15/06	N/R	5,067
5,061,662	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	5,181
5,063,381	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	5,183
1,586,685	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	1,624

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

					MOODYS
				MATURITY	RATING+	VALUE
PRINCIPAL			RATE	DATE	(Unaudited)	(000)

$ 11,689,749	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	$11,966
2,231,261	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	2,284
23,053,496	j	Overseas Private Investment Corp	0.000	12/16/06	N/R	23,598
10,100,000	j	Overseas Private Investment Corp	0.000	09/15/08	N/R	10,843
7,252,000		Overseas Private Investment Corp	4.050	11/15/14	N/R	6,961
8,888,073		Overseas Private Investment Corp	3.740	04/15/15	N/R	8,487
4,000,000		Private Export Funding Corp	5.340	03/15/06	Aaa	4,005
2,550,000		Private Export Funding Corp	5.685	05/15/12	Aaa	2,621
14,200,000		Private Export Funding Corp	4.974	08/15/13	Aaa	14,310
5,000,000		Private Export Funding Corp	4.550	05/15/15	Aaa	4,869
15,000,000		Private Export Funding Corp	4.950	11/15/15	Aaa	15,051
20,025,000		Tennessee Valley Authority	5.880	04/01/36	N/R	22,838
9,350,709	g	US Trade Funding Corp	4.260	11/15/14	N/R	9,148

		TOTAL AGENCY SECURITIES				581,817

FOREIGN GOVERNMENT BONDS - 1.15%
5,750,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	5,774
1,500,000		Development Bank of Japan	4.250	06/09/15	Aaa	1,439
7,500,000		Eksportfinans A/S	4.750	12/15/08	Aaa	7,505
5,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	4,881
6,082,000		Hydro Quebec	8.400	01/15/22	A1	8,228
3,000,000	e	Italy Government International Bond	4.500	01/21/15	N/R	2,909
5,000,000		Japan Bank for International Cooperation/Japan	4.750	05/25/11	Aaa	4,999
4,750,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	4,713
5,000,000	e	Province of Ontario	4.500	02/03/15	Aa2	4,887
10,000,000	e	Province of Quebec Canada	4.600	05/26/15	A1	9,761
5,000,000		Province of Quebec Canada	7.500	09/15/29	A1	6,562
20,000,000		Province of Saskatchewan Canada	7.375	07/15/13	Aa2	23,309
5,000,000		Svensk Exportkredit AB	4.125	10/15/08	Aa1	4,925

		TOTAL FOREIGN GOVERNMENT BONDS				89,892

MORTGAGE BACKED SECURITIES - 12.93%
3,500,000		Federal Home Loan Mortgage Corp (FHLMC)	2.650	05/30/08		3,334
5,168,459		FHLMC	6.000	04/15/30		5,182
4,361,802		FHLMC	6.000	12/15/30		4,424
310,950		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	03/01/11		317
934,971		FGLMC	6.500	12/01/16		961
1,311,776		FGLMC	6.000	12/01/17		1,339
3,593,958		FGLMC	5.000	06/01/18		3,563
7,509,842		FGLMC	4.500	10/01/18		7,324
9,076,747		FGLMC	4.500	11/01/18		8,853
9,908,687		FGLMC	4.500	11/01/18		9,664
11,482,373		FGLMC	4.500	01/01/19		11,191
5,034,212	d	FGLMC	5.500	01/01/19		5,066
4,203,421		FGLMC	5.000	02/01/19		4,164
861,574	d	FGLMC	7.000	10/01/20		900
45,582		FGLMC	7.000	05/01/23		48
541,383	d	FGLMC	8.000	01/01/31		577

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 9,282,832		FGLMC	6.000	06/01/33	$9,386
8,316,663		FGLMC	5.500	09/01/33	8,261
6,482,496		FGLMC	5.500	09/01/33	6,439
1,747,849		FGLMC	6.000	11/01/33	1,767
2,265,115		FGLMC	6.500	11/01/33	2,322
18,518,511		FGLMC	5.500	12/01/33	18,398
18,632,799		FGLMC	5.000	01/01/34	18,104
3,623,207		FGLMC	6.000	02/01/34	3,660
6,415,176		FGLMC	6.000	02/01/34	6,480
3,940,701		FGLMC	6.500	08/01/34	4,039
2,763,100		FGLMC	5.500	12/01/34	2,740
19,198,412		FGLMC	4.500	04/01/35	18,102
1,807,389		FGLMC	6.000	05/01/35	1,826
3,259,551		FGLMC	6.000	05/01/35	3,292
2,531,804		FGLMC	6.000	05/01/35	2,557
3,545,612		FGLMC	6.000	05/01/35	3,581
1,502,074		FGLMC	6.000	05/01/35	1,517
1,537,883		FGLMC	6.000	05/01/35	1,553
3,578,422		FGLMC	5.500	06/01/35	3,546
5,118,971		FGLMC	6.000	08/01/35	5,171
15,190,743		FGLMC	5.000	09/01/35	14,707
33,000,000	h	Federal National Mortgage Association (FNMA)	5.000	02/25/35	31,948
70,000,000	h	FNMA	6.000	02/25/35	70,547
10,000,000	h	FNMA	4.000	02/16/06	9,544
7,813,000		FNMA	3.000	03/02/07	7,660
82,759		FNMA	7.500	06/01/11	87
8,677		FNMA	8.000	06/01/11	9
67,156		FNMA	8.000	07/01/11	71
8,362		FNMA	7.500	08/01/11	9
19,086		FNMA	7.500	09/01/11	20
2,550		FNMA	7.500	09/01/11	3
1,944		FNMA	7.500	10/01/11	2
51,011		FNMA	7.500	10/01/11	54
11,956		FNMA	7.500	10/01/11	13
435,341		FNMA	7.000	04/01/12	452
64,591		FNMA	6.500	09/01/12	66
264,760		FNMA	5.000	06/01/13	264
2,900,103		FNMA	4.440	07/01/13	2,801
5,030,924		FNMA	4.019	08/01/13	4,749
3,366,142		FNMA	4.518	05/01/14	3,264
4,454,463		FNMA	4.265	06/01/14	4,242
23,794		FNMA	8.500	11/01/14	26
687,309		FNMA	6.500	10/01/16	707
2,551,845	d	FNMA	6.500	04/01/17	2,622
4,286,124		FNMA	6.000	11/01/17	4,381
5,081,351		FNMA	6.000	11/01/17	5,194
2,503,165		FNMA	6.000	01/01/18	2,559
1,639,879		FNMA	6.000	02/01/18	1,676
1,388,632		FNMA	6.500	02/01/18	1,428
40,000,000	h	FNMA	5.500	02/25/18	40,200
4,727,141		FNMA	5.500	03/01/18	4,759
12,864,734	d	FNMA	5.500	04/01/18	12,950

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 792,768		FNMA	5.500	04/01/18	$798
90,625		FNMA	5.500	05/01/18	91
17,965,466		FNMA	5.000	07/01/18	17,799
17,955,786		FNMA	5.500	11/01/18	18,075
7,794,303		FNMA	5.000	12/01/18	7,722
5,990,968		FNMA	5.000	01/01/19	5,935
908,339		FNMA	6.000	01/01/19	926
927,545		FNMA	6.000	02/01/19	945
54,000,000	h	FNMA	4.500	02/25/19	52,515
8,741,613		FNMA	5.000	03/01/19	8,653
1,050,403		FNMA	4.500	05/01/19	1,024
94,365		FNMA	8.000	03/01/23	101
1,368,635		FNMA	5.500	02/01/24	1,369
226,589		FNMA	8.000	07/01/24	242
6,000,000	h	FNMA	6.500	02/25/32	6,148
15,898,165		FNMA	6.000	03/01/32	16,106
5,438,784		FNMA	6.500	11/01/32	5,590
745,101		FNMA	5.000	02/01/33	725
1,675,831		FNMA	5.500	06/01/33	1,664
1,826,635		FNMA	5.500	07/01/33	1,813
2,272,528		FNMA	5.500	07/01/33	2,256
3,160,948		FNMA	4.500	08/01/33	2,988
1,999,838		FNMA	5.000	08/01/33	1,945
4,013,253		FNMA	6.000	08/01/33	4,055
2,291,782		FNMA	5.000	10/01/33	2,229
2,233,519		FNMA	5.000	10/01/33	2,172
40,116,791		FNMA	5.000	11/01/33	39,010
2,953,537		FNMA	5.000	11/01/33	2,872
2,739,674		FNMA	5.500	11/01/33	2,720
2,990,881		FNMA	5.500	11/01/33	2,969
3,747,371		FNMA	5.500	11/01/33	3,720
4,303,937		FNMA	5.500	11/01/33	4,272
3,116,892		FNMA	5.500	11/01/33	3,094
24,332,526	d	FNMA	5.500	11/01/33	24,154
931,029		FNMA	5.500	12/01/33	924
690,784		FNMA	5.500	12/01/33	686
1,873,906		FNMA	5.500	12/01/33	1,860
2,354,069		FNMA	5.500	01/01/34	2,337
7,784,184		FNMA	6.500	01/01/34	8,002
966,533		FNMA	5.000	03/01/34	940
2,108,161		FNMA	5.000	03/01/34	2,050
833,614		FNMA	5.000	03/01/34	811
742,169		FNMA	5.000	03/01/34	722
2,713,847		FNMA	4.350	03/25/34	2,604
6,237,662		FNMA	5.000	04/01/34	6,056
1,581,774		FNMA	4.500	05/01/34	1,493
90,216		FNMA	4.500	05/01/34	85
79,914		FNMA	4.500	05/01/34	75
84,829		FNMA	4.500	06/01/34	80
130,408		FNMA	4.500	06/01/34	123
77,563		FNMA	4.500	06/01/34	73
347,544		FNMA	4.500	06/01/34	328

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 219,186		FNMA	4.500	07/01/34	$207
259,239		FNMA	4.500	07/01/34	245
76,616		FNMA	4.500	07/01/34	72
125,969		FNMA	4.500	08/01/34	119
1,931,585		FNMA	4.500	08/01/34	1,823
952,680		FNMA	6.500	08/01/34	977
108,046		FNMA	4.500	09/01/34	102
6,478,949		FNMA	6.500	09/01/34	6,647
17,257,207		FNMA	5.000	11/01/34	16,781
19,002,774		FNMA	5.500	01/01/35	18,835
5,637,253		FNMA	5.500	01/01/35	5,587
44,341,384		FNMA	5.500	02/01/35	43,950
11,516,562		FNMA	5.500	02/01/35	11,415
6,705,193		FNMA	5.000	02/25/35	6,642
990,468		FNMA	5.500	03/01/35	981
14,463,901		FNMA	5.500	04/01/35	14,325
3,615,097		FNMA	5.500	04/01/35	3,580
4,119,946		FNMA	5.500	04/01/35	4,080
3,468,522		FNMA	5.500	04/01/35	3,435
36,868,603		FNMA	5.500	04/01/35	36,515
6,754,246		FNMA	5.500	05/01/35	6,690
1,457,571		FNMA	5.500	05/01/35	1,444
1,170,456		FNMA	5.500	05/01/35	1,159
1,453,269		FNMA	5.500	05/01/35	1,439
8,458,722		FNMA	6.000	05/01/35	8,539
5,448,434		FNMA	5.500	06/01/35	5,396
4,350,913		FNMA	5.500	06/01/35	4,309
4,153,543		FNMA	5.500	06/01/35	4,114
745,968		FNMA	7.500	06/01/35	781
1,101,250		FNMA	6.000	07/01/35	1,112
9,792,997		FNMA	5.000	09/01/35	9,489
11,904,851		FNMA	5.000	10/01/35	11,535
15,795,701		FNMA	6.000	10/01/35	15,945
5,234,724		Freddie Mac Reference REMIC	5.125	10/15/15	5,197
5,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/23/06	4,933
10,000,000	h	GNMA	5.500	01/23/06	10,059
10,164		GNMA	8.500	09/15/09	11
53,624		GNMA	8.500	10/15/09	57
8,145		GNMA	8.500	12/15/09	9
273,086		GNMA	9.000	12/15/09	287
4,867,887		GNMA	5.220	04/15/15	4,883
241,261		GNMA	9.000	12/15/17	262
6,894		GNMA	9.000	08/15/20	8
172,324		GNMA	8.000	06/15/22	184
65,448		GNMA	6.500	08/15/23	69
57,746		GNMA	6.500	08/15/23	60
39,873		GNMA	6.500	09/15/23	42
10,000,000		GNMA	4.500	11/16/29	9,706
652,797	d	GNMA	6.500	05/20/31	678
231,439		GNMA	5.000	06/20/33	228
6,093,856		GNMA	5.500	09/15/33	6,142
3,164,420		GNMA	5.500	11/20/33	3,181

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 224,358		GNMA	5.000	03/20/34	$221
3,719,118		GNMA	5.000	06/20/34	3,660
352,972		GNMA	5.000	07/20/34	347
2,627,271		GNMA	5.000	02/20/35	2,584
11,250,051		GNMA	5.000	03/20/35	11,064
2,739,902		GNMA	5.500	03/20/35	2,752

		TOTAL MORTGAGE BACKED SECURITIES			1,007,502

MUNICIPAL BONDS - 0.77%
1,860,000		Allegheny County Redevelopment Authority	5.000	09/01/11	1,867
4,000,000		City of Dallas TX	5.078	02/15/22	3,977
5,000,000		City of New York NY	4.500	06/01/15	4,785
1,055,000	j	City of Oakland CA	0.000	12/15/11	788
5,345,000		City of Pembroke Pines FL	4.750	10/01/19	5,136
1,500,000		City of Santa Rosa CA	4.900	09/01/18	1,456
5,000,000		Contra Costa County CA	5.010	06/01/16	4,960
1,945,000		County of Marin CA	4.970	08/01/17	1,925
8,500,000		Fiscal Year 2005 Securitization Corp	4.760	08/15/19	8,404
3,000,000		Metropolitan Washington Airports Authority	5.690	10/01/30	3,097
5,000,000		New York City Housing Development Corp	4.660	11/01/10	4,942
2,500,000		Newport News Economic Development Authority	5.640	01/15/29	2,527
2,000,000		State of Illinois	4.350	06/01/18	1,882
6,190,000		State of Mississippi	5.350	12/01/21	6,232
3,660,000		State of South Carolina	4.750	12/01/19	3,533
2,270,000		State of Texas	4.900	08/01/20	2,228
2,025,000		University Central Fl University Revenues	5.125	10/01/20	1,993

		TOTAL MUNICIPAL BONDS			59,732

U.S. TREASURY SECURITIES - 6.38%
31,200,000		United States Treasury Bond	7.000	07/15/06	31,616
12,360,000	e	United States Treasury Bond	4.125	05/15/15	12,095
22,563,000	e	United States Treasury Bond	4.500	11/15/15	22,761
101,630,000	e	United States Treasury Bond	8.000	11/15/21	140,056
28,040,000	e	United States Treasury Bond	5.375	02/15/31	31,514
18,825,680	k	United States Treasury Inflation Indexed Bond	3.875	01/15/09	19,796
69,950,000		United States Treasury Note	2.375	08/15/06	69,090
2,850,000	e	United States Treasury Note	2.500	09/30/06	2,810
1,000,000	e	United States Treasury Note	2.625	11/15/06	985
1,000,000	e	United States Treasury Note	2.875	11/30/06	986
6,100,000	e	United States Treasury Note	3.125	01/31/07	6,015
10,440,000	e	United States Treasury Note	3.750	03/31/07	10,352
3,750,000	e	United States Treasury Note	3.625	04/30/07	3,711
3,000,000	e	United States Treasury Note	3.625	06/30/07	2,966
2,950,000	e	United States Treasury Note	2.750	08/15/07	2,874
47,465,000	e	United States Treasury Note	4.000	09/30/07	47,139
6,130,000	e	United States Treasury Note	3.375	02/15/08	6,004
2,000,000	e	United States Treasury Note	4.375	11/15/08	2,001
8,100,000		United States Treasury Note	4.130	04/15/10	7,984

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

$ 1,700,000	e	United States Treasury Note	4.250	10/15/10	$1,692
18,450,000	e	United States Treasury Note	4.500	11/15/10	18,555
56,200,000	e	United States Treasury Note	4.375	12/15/10	56,257

		TOTAL U.S. TREASURY SECURITIES			497,259

		TOTAL GOVERNMENT BONDS			2,236,202
		(Cost $2,252,319)
		TOTAL BONDS			3,075,676
		(Cost $3,094,320)

SHARES

PREFERRED STOCKS - 0.00% **

HOLDING AND OTHER INVESTMENT OFFICES - 0.00% **
150		Simon Property Group, Inc			10

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES			10

		TOTAL PREFERRED STOCKS			10
		(Cost $7)

COMMON STOCKS - 59.16%

AMUSEMENT AND RECREATION SERVICES - 0.01%
7,413	e	International Speedway Corp (Class A)			355
2,400	e*	Leapfrog Enterprises, Inc			28
11,648	e*	Sunterra Corp			166

		TOTAL AMUSEMENT AND RECREATION SERVICES			549

APPAREL AND ACCESSORY STORES - 0.45%
4,300	*	Aeropostale, Inc			113
74,770	e	American Eagle Outfitters, Inc			1,718
750	e*	AnnTaylor Stores Corp			26
35,889	e	Bebe Stores, Inc			503
4,400	e	Buckle, Inc			142
10,900	e	Burlington Coat Factory Warehouse Corp			438
2,700	*	Cache, Inc			47
7,731	e*	Casual Male Retail Group, Inc			47
21,300	e	Cato Corp (Class A)			457
3,600	*	Charlotte Russe Holding, Inc			75
67,100	*	Chico's FAS, Inc			2,948
6,700	e	Christopher & Banks Corp			126
3,900	*	Dress Barn, Inc			151
2,586	e	Finish Line, Inc (Class A)			45
88,808	e	Foot Locker, Inc			2,095
398,130	e	Gap, Inc			7,023

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

6,200	e*	Jo-Ann Stores, Inc	$73
145,061	*	Kohl's Corp	7,050
239,620	e	Limited Brands, Inc	5,355
126,438	e	Nordstrom, Inc	4,729
46,984	e	Ross Stores, Inc	1,358
1,800	e*	Shoe Carnival, Inc	39
9,338	e	Stage Stores, Inc	278
24,120	e*	Wilsons The Leather Experts, Inc	88

		TOTAL APPAREL AND ACCESSORY STORES	34,924

APPAREL AND OTHER TEXTILE PRODUCTS - 0.04%
13,000	*	Gymboree Corp	304
39,016	*	Hartmarx Corp	305
48,512	e*	Innovo Group, Inc	50
14,000	e	Kellwood Co	334
48,054		Liz Claiborne, Inc	1,721
27,771	e	Russell Corp	374

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,088

AUTO REPAIR, SERVICES AND PARKING - 0.02%
27,900	e	Bandag, Inc	1,190
23,295	e*	Midas, Inc	428
3,400		Ryder System, Inc	139
1,300	*	Wright Express Corp	29

		TOTAL AUTO REPAIR, SERVICES AND PARKING	1,786

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.04%
900	*	Advance Auto Parts	39
1,293	e*	America's Car-Mart, Inc	21
23,591	e*	Autozone, Inc	2,165
27,200	e*	Carmax, Inc	753
14,532	e*	Copart, Inc	335
2,200	*	Rush Enterprises, Inc (Class A)	33

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	3,346

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.86%
15,910	e	Fastenal Co	624
1,004,126		Home Depot, Inc	40,647
383,054	e	Lowe's Cos, Inc	25,534

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	66,805

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

BUSINESS SERVICES - 3.94%
213,900	e*	3Com Corp	$770
4,500	e	Administaff, Inc	189
214,103		Adobe Systems, Inc	7,913
15,700	e*	Agile Software Corp	94
66,744	e*	Akamai Technologies, Inc	1,330
15,325	e*	aQuantive, Inc	387
12,367	e*	Arbinet-thexchange, Inc	87
49,392	e*	Ariba, Inc	363
30,351	e*	Audible, Inc	390
99,115	e*	Autobytel, Inc	490
70,407		Autodesk, Inc	3,024
438,750		Automatic Data Processing, Inc	20,134
26,363	e*	Bankrate, Inc	778
89,457	e*	BEA Systems, Inc	841
52,912	e*	BearingPoint, Inc	416
39,452	e*	BISYS Group, Inc	553
12,256	e*	Blue Coat Systems, Inc	560
35,799	e*	BMC Software, Inc	733
60,862	*	Cadence Design Systems, Inc	1,030
71,007	*	Ceridian Corp	1,764
9,200	*	Checkfree Corp	422
29,200	e*	Ciber, Inc	193
17,571	*	Citrix Systems, Inc	506
34,118	e*	Click Commerce, Inc	717
214,916	e*	CMGI, Inc	327
72,373	e*	CNET Networks, Inc	1,063
99,628	e*	Cogent Communications Group, Inc	547
4,800		Cognex Corp	144
60,912	*	Cognizant Technology Solutions Corp	3,067
89,838	*	Compuware Corp	806
104,201	e*	Convergys Corp	1,652
6,200	e*	CSG Systems International, Inc	138
19,671	e*	Cybersource Corp	130
30,500	e	Deluxe Corp	919
2,603	e*	Digital River, Inc	77
75,453	e*	DST Systems, Inc	4,520
21,400	e*	Earthlink, Inc	238
415,844	*	eBay, Inc	17,985
8,599	e*	eFunds Corp	202
90,878	e*	Electronic Arts, Inc	4,754
368,927	e	Electronic Data Systems Corp	8,869
4,175	e*	Equinix, Inc	170
4,310	e*	Escala Group, Inc	87
4,900	e*	eSpeed, Inc (Class A)	38
17,086	e*	F5 Networks, Inc	977
11,850		Fair Isaac Corp	523
107,614	e*	Fiserv, Inc	4,656
14,043	e*	Gartner, Inc (Class A)	181
12,500	e*	Getty Images, Inc	1,116
54,908	*	Google, Inc (Class A)	22,779
2,800	e*	Hudson Highland Group, Inc	49

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

2,600	e*	iGate Corp	$13
123,843		IMS Health, Inc	3,086
8,442	e*	Infocrossing, Inc	73
9,400	e*	Informatica Corp	113
175,228	e*	Innovative Solutions & Support, Inc	2,239
8,109	*	Internet Security Systems, Inc	170
4,432	e*	Interwoven, Inc	38
3,900	e*	Intrado, Inc	90
54,832	*	Intuit, Inc	2,923
43,824	e*	Ipass, Inc	287
3,034	*	iPayment, Inc	126
39,174	*	Iron Mountain, Inc	1,654
78,613	e*	iVillage, Inc	630
25,783	e	Jack Henry & Associates, Inc	492
186,353	e*	Juniper Networks, Inc	4,156
7,057	e*	Jupitermedia Corp	104
10,569	*	Kanbay International, Inc	168
3,011	e*	Kforce, Inc	34
29,700	e*	Kinetic Concepts, Inc	1,181
30,399	e*	Lamar Advertising Co	1,403
53,370	e*	Lionbridge Technologies	375
6,548	e	Manpower, Inc	304
15,736	e*	Marchex, Inc	354
69,719	e*	Matrixone, Inc	348
38,313	e*	Mercury Interactive Corp	1,065
3,840,893		Microsoft Corp	100,439
46,510	e*	Monster Worldwide, Inc	1,899
19,500	*	NAVTEQ Corp	855
13,144	e*	NCO Group, Inc	222
38,748	e*	NCR Corp	1,315
2,900	*	NDCHealth Corp	56
2,000	e*	Netratings, Inc	25
220,909	e*	NIC, Inc	1,361
222,200	e*	Novell, Inc	1,962
124,709		Omnicom Group, Inc	10,616
6,600	*	Online Resources Corp	73
1,535,349	*	Oracle Corp	18,747
33,209	e*	Packeteer, Inc	258
11,400	e*	Parametric Technology Corp	70
16,200	e*	Pegasystems, Inc	118
19,700	e*	Perot Systems Corp (Class A)	279
1,500	e*	Radisys Corp	26
32,799	e*	Red Hat, Inc	893
64,008	e	Robert Half International, Inc	2,425
4,600	e*	RSA Security, Inc	52
26,353	e*	Sapient Corp	150
1,300	e*	Secure Computing Corp	16
156,600	e	Siebel Systems, Inc	1,657
6,300	e*	SonicWALL, Inc	50
40,437	*	Spherion Corp	405
13,900		Startek, Inc	250
2,700	e*	Stellent, Inc	27

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

1,543,479	e*	Sun Microsystems, Inc	$6,467
7,100	e*	SupportSoft, Inc	30
1,300	e*	SYKES Enterprises, Inc	17
409,594	*	Symantec Corp	7,168
1,500	*	SYNNEX Corp	23
13,290	*	Synopsys, Inc	267
9,384	e*	TeleTech Holdings, Inc	113
35,400	e*	TIBCO Software, Inc	264
94,572		Total System Services, Inc	1,872
19,460	e*	Travelzoo, Inc	428
141,052	e*	Unisys Corp	822
21,267	e	United Online, Inc	302
7,706	e*	United Rentals, Inc	180
13,535	e*	Universal Compression Holdings, Inc	557
32,414	e*	Vasco Data Security International	320
7,496	*	Ventiv Health, Inc	177
126,642	*	VeriSign, Inc	2,776
1,400	*	Volt Information Sciences, Inc	27
8,300	*	WebEx Communications, Inc	179
3,800	e*	Wind River Systems, Inc	56

		TOTAL BUSINESS SERVICES	307,415

CHEMICALS AND ALLIED PRODUCTS - 4.78%
242,398	e*	Aastrom Biosciences, Inc	511
20,443	e*	Abgenix, Inc	440
23,736	e*	Adolor Corp	347
240,826		Air Products & Chemicals, Inc	14,254
4,000	e*	Albany Molecular Research, Inc	49
8,770	e*	Alexion Pharmaceuticals, Inc	178
6,874	e*	Alkermes, Inc	131
31,521	e*	American Pharmaceutical Partners, Inc	1,223
529,739	*	Amgen, Inc	41,775
12,652	e*	Arena Pharmaceuticals, Inc	180
4,700	e*	Arqule, Inc	29
4,001	e*	Array Biopharma, Inc	28
7,705	e*	Atherogenics, Inc	154
20,827	e*	AVANIR Pharmaceuticals	72
136,200	e	Avery Dennison Corp	7,528
203,200	e	Avon Products, Inc	5,801
77,934	*	Barr Pharmaceuticals, Inc	4,855
66,184	e*	Bentley Pharmaceuticals, Inc	1,086
70,160	e*	Bioenvision, Inc	458
144,334	e*	Biogen Idec, Inc	6,543
45,257	e*	BioMarin Pharmaceuticals, Inc	488
60,300	e	Cabot Corp	2,159
35,000	e	Calgon Carbon Corp	199
19,166	e*	Cell Genesys, Inc	114
65,817	e*	Cell Therapeutics, Inc	143
11,828	e*	Cephalon, Inc	766
11,600	e*	Charles River Laboratories International, Inc	491

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

24,996	e*	Chattem, Inc	$910
84,244	e	Clorox Co	4,793
258,600		Colgate-Palmolive Co	14,184
41,500	e*	Connetics Corp	600
10,938	e*	Cotherix, Inc	116
15,500	e*	Cubist Pharmaceuticals, Inc	329
48,064	e*	Curis, Inc	171
10,381	e*	Cypress Bioscience, Inc	60
3,800	e	Dade Behring Holdings, Inc	155
56,374	e*	Dendreon Corp	306
45,503		Diagnostic Products Corp	2,209
15,999	e*	Digene Corp	467
9,791	e*	Discovery Laboratories, Inc	65
84,779	e*	Dov Pharmaceutical, Inc	1,245
324,406	e*	Durect Corp	1,645
7,541	e*	Dusa Pharmaceuticals, Inc	81
196,600	e	Ecolab, Inc	7,131
90,786	e*	Encysive Pharmaceuticals, Inc	716
159,100	e	Engelhard Corp	4,797
18,757	*	Enzon Pharmaceuticals, Inc	139
12,727	e*	EPIX Pharmaceuticals, Inc	51
700		Estee Lauder Cos (Class A)	23
155,208	e*	First Horizon Pharmaceutical Corp	2,677
222,932	*	Forest Laboratories, Inc	9,069
3,700	*	Genitope Corp	29
145,497	e*	Genzyme Corp	10,298
22,156	e*	Geron Corp	191
250,086	e*	Gilead Sciences, Inc	13,162
41,590		H.B. Fuller Co	1,334
4,600	*	Hi-Tech Pharmacal Co, Inc	204
60,776	e*	Human Genome Sciences, Inc	520
35,884	*	Idexx Laboratories, Inc	2,583
30,057	*	Immucor, Inc	702
47,200	e*	Immunogen, Inc	242
24,513	e*	Inspire Pharmaceuticals, Inc	125
6,900	e*	InterMune, Inc	116
41,681	e*	Inverness Medical Innovations, Inc	988
13,585	*	Invitrogen Corp	905
162,950	*	King Pharmaceuticals, Inc	2,757
16,217	e*	Kos Pharmaceuticals, Inc	839
45,000	e*	KV Pharmaceutical Co (Class A)	927
8,200		Lubrizol Corp	356
37,436	e	Mannatech, Inc	517
34,085	e*	Martek Biosciences Corp	839
47,348	e*	Medarex, Inc	656
59,422	e	Medicis Pharmaceutical Corp (Class A)	1,904
100,322	e*	Medimmune, Inc	3,513
1,258,358		Merck & Co, Inc	40,028
33,600	e*	MGI Pharma, Inc	577
108,616	*	Millennium Pharmaceuticals, Inc	1,054
4,200	e	Minerals Technologies, Inc	235
256,616	e	Mylan Laboratories, Inc	5,122

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

3,254	e*	Myogen, Inc	$98
108,365	e*	Nabi Biopharmaceuticals	366
46,923	e*	Nastech Pharmaceutical Co, Inc	691
8,325	e	Natures Sunshine Products, Inc	150
32,567	e*	NBTY, Inc	529
4,000	e*	Neurocrine Biosciences, Inc	251
34,047	e*	NitroMed, Inc	475
7,009	e*	Northfield Laboratories, Inc	94
48,105	*	Noven Pharmaceuticals, Inc	728
3,412	*	NPS Pharmaceuticals, Inc	40
5,567	*	Nuvelo, Inc	45
1,500	e*	OraSure Technologies, Inc	13
18,505	e*	OSI Pharmaceuticals, Inc	519
119,787	e*	Pain Therapeutics, Inc	810
20,700	e*	Par Pharmaceutical Cos, Inc	649
900	e*	Parexel International Corp	18
63,742	e*	Penwest Pharmaceuticals Co	1,244
126,765	e	Perrigo Co	1,890
44,692	e*	Pharmion Corp	794
2,200	*	Pioneer Cos, Inc	66
83,891	e*	Pozen, Inc	804
251,254	e	Praxair, Inc	13,306
1,517,512		Procter & Gamble Co	87,834
23,666	*	Progenics Pharmaceuticals, Inc	592
23,161	e*	Protein Design Labs, Inc	658
30,887	e*	Renovis, Inc	473
176,554	e	Rohm & Haas Co	8,549
58,800	e	RPM International, Inc	1,021
58,884	e*	Salix Pharmaceuticals Ltd	1,035
5,200	e	Sensient Technologies Corp	93
55,729	e*	Sepracor, Inc	2,876
86,075	e	Sigma-Aldrich Corp	5,448
156,363	e*	StemCells, Inc	539
41,426	e*	SuperGen, Inc	209
16,038	e*	Tanox, Inc	263
11,300	e*	United Therapeutics Corp	781
20,881	e*	USANA Health Sciences, Inc	801
25,600	e	Valspar Corp	632
26,431	e*	Vertex Pharmaceuticals, Inc	731
101,172	e*	Watson Pharmaceuticals, Inc	3,289
52,533	e*	Zymogenetics, Inc	894

		TOTAL CHEMICALS AND ALLIED PRODUCTS	372,962

COMMUNICATIONS - 3.00%
6,097	e	Alaska Communications Systems Group, Inc	62
168,840		Alltel Corp	10,654
55,200	*	American Tower Corp (Class A)	1,496
2,217,975		AT&T, Inc	54,318
171,941	e*	Avaya, Inc	1,835
999,029	e	BellSouth Corp	27,074

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

17,200	e	Citadel Broadcasting Corp	$231
17,100	e	Citizens Communications Co	209
825,257	*	Comcast Corp (Class A)	21,424
365,769	*	Comcast Corp (Special Class A)	9,397
14,100	*	Cox Radio, Inc (Class A)	198
13,409	e*	Dobson Communications Corp (Class A)	100
3,500	*	Entercom Communications Corp	104
15,600	e*	Entravision Communications Corp (Class A)	111
12,515	e*	Foundry Networks, Inc	173
23,700		Gray Television, Inc	233
7,700	e	Hearst-Argyle Television, Inc	184
175,563	e*	IAC/InterActiveCorp	4,970
7,649	e*	j2 Global Communications, Inc	327
217,890	e*	Liberty Global, Inc	4,902
2,387,092	e*	Liberty Media Corp (Class A)	18,786
16,400	e*	Lin TV Corp (Class A)	183
12,400	*	NII Holdings, Inc (Class B)	542
23,261	e*	Novatel Wireless, Inc	282
28,235	*	NTL, Inc	1,922
10,200	e*	Radio One, Inc (Class D)	105
1,600	e*	Regent Communications, Inc	7
3,500	e*	Saga Communications, Inc (Class A)	38
16,900	e*	Spanish Broadcasting System, Inc (Class A)	86
1,026,402		Sprint Nextel Corp	23,977
17,443		Telephone and Data Systems, Inc (Non-Vote)	628
4,500	*	Terremark Worldwide, Inc	21
39,962	e*	TiVo, Inc	205
99,826	e*	Univision Communications, Inc (Class A)	2,934
1,455,295	e	Verizon Communications, Inc	43,833
5,100	*	West Corp	215
71,693	e*	XM Satellite Radio Holdings, Inc	1,956

		TOTAL COMMUNICATIONS	233,722

DEPOSITORY INSTITUTIONS - 5.86%
154,855	e	AmSouth Bancorp	4,059
3,664	e	Associated Banc-Corp	119
3,749		Astoria Financial Corp	110
443,324	e	BB&T Corp	18,580
754	e*	Capital Crossing Bank	25
93,683	e	Comerica, Inc	5,317
1,423		Commerce Bancorp, Inc	49
1,077	e	Commercial Capital Bancorp, Inc	18
2,000		Community Bank System, Inc	45
500,071	e	Fifth Third Bancorp	18,863
42,100		First Bancorp (Puerto Rico)	522
24,900	e	First Horizon National Corp	957
36,914	e	Fremont General Corp	858
178,870	e	Golden West Financial Corp	11,805
21,300	e	IndyMac Bancorp, Inc	831
1,952		International Bancshares Corp	57

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

2,000	e	Irwin Financial Corp	$43
2,016,984		JPMorgan Chase & Co	80,054
317,811		Keycorp	10,466
49,800	e	M&T Bank Corp	5,431
77,200	e	Marshall & Ilsley Corp	3,323
252,683		Mellon Financial Corp	8,654
540,831		National City Corp	18,156
41,200	e	New York Community Bancorp, Inc	681
225,652		North Fork Bancorporation, Inc	6,174
121,422		Northern Trust Corp	6,292
4,991		Partners Trust Financial Group, Inc	60
6,092	e	People's Bank	189
229,663	e	PNC Financial Services Group, Inc	14,200
69,724		Popular, Inc	1,475
1,812	v*	Popular, Inc	0	^
39,800	e	R & G Financial Corp (Class B)	525
381,415	e	Regions Financial Corp	13,029
42,600	e	Sovereign Bancorp, Inc	921
166,374		State Street Corp	9,224
275,972	e	SunTrust Banks, Inc	20,080
130,894		Synovus Financial Corp	3,535
10,100	e	TD Banknorth, Inc	293
27,032		UnionBanCal Corp	1,858
1,360,612	e	US Bancorp	40,669
6,670	e	W Holding Co, Inc	55
1,024,685		Wachovia Corp	54,165
821,729		Washington Mutual, Inc	35,745
930,837		Wells Fargo & Co	58,485
6,400	e	Zions Bancorporation	484

		TOTAL DEPOSITORY INSTITUTIONS	456,481

EATING AND DRINKING PLACES - 0.54%
9,730	e	AFC Enterprises	147
10,800		Applebees International, Inc	244
14,843	e	Bob Evans Farms, Inc	342
154,400	e	Darden Restaurants, Inc	6,003
13,700	e*	Dave & Buster's, Inc	241
6,600	*	Jack in the Box, Inc	231
18,600	e*	Krispy Kreme Doughnuts, Inc	107
5,027	e	Lone Star Steakhouse & Saloon, Inc	119
889,601		McDonald's Corp	29,998
12,376	*	O'Charleys, Inc	192
22,500		Outback Steakhouse, Inc	936
10,875	e*	Ryan's Restaurant Group, Inc	131
7,900	*	The Steak N Shake Co	134
1,900	e	Triarc Cos (Class B)	28
56,151	e	Wendy's International, Inc	3,103

		TOTAL EATING AND DRINKING PLACES	41,956

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

EDUCATIONAL SERVICES - 0.02%
30,563	e*	Career Education Corp	$1,031
700	e*	Corinthian Colleges, Inc	8
1,700	e*	DeVry, Inc	34
1,900	e*	Laureate Education, Inc	100

		TOTAL EDUCATIONAL SERVICES	1,173

ELECTRIC, GAS, AND SANITARY SERVICES - 2.89%
492,654	e*	AES Corp	7,799
116,931		AGL Resources, Inc	4,070
112,032	e	Allete, Inc	4,929
30,158		Aqua America, Inc	823
642,931	*	Aquila, Inc	2,315
50,506		Atmos Energy Corp	1,321
244,440		Avista Corp	4,329
124,737		Black Hills Corp	4,317
5,300	e	California Water Service Group	203
16,100	e	Cascade Natural Gas Corp	314
28,923	*	Casella Waste Systems, Inc (Class A)	370
293,371		Cleco Corp	6,117
3,400	e	Connecticut Water Service, Inc	83
19,600		Crosstex Energy, Inc	1,236
453,255	e	DPL, Inc	11,789
313,032	e	Empire District Electric Co	6,364
28,400	e	Energen Corp	1,031
750	e	EnergySouth, Inc	20
400,340	e	Hawaiian Electric Industries, Inc	10,369
251,400	e	Idacorp, Inc	7,366
296,657	e	KeySpan Corp	10,588
265,532		Kinder Morgan, Inc	24,416
12,500		Laclede Group, Inc	365
35,264	e	Metal Management, Inc	820
89,393		MGE Energy, Inc	3,031
2,666	e	Middlesex Water Co	46
235,097	e	National Fuel Gas Co	7,333
2,900	e	New Jersey Resources Corp	121
140,770	e	Nicor, Inc	5,534
563,115		NiSource, Inc	11,747
8,300	e	Northwest Natural Gas Co	284
512,348	e	OGE Energy Corp	13,726
53,015	e	Otter Tail Corp	1,536
103,254	e	Peoples Energy Corp	3,621
645,280	e	Pepco Holdings, Inc	14,435
24,871		Piedmont Natural Gas Co, Inc	601
592,300	e	Puget Energy, Inc	12,095
124,072		Questar Corp	9,392
34,491		Resource America, Inc (Class A)	588
245,817	e*	Sierra Pacific Resources	3,205
22,200	e	SJW Corp	1,010
15,400		South Jersey Industries, Inc	449

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

14,803	*	Southern Union Co	$350
57,800	e	UGI Corp	1,191
187,001	e	Unisource Energy Corp	5,834
31,958	e*	Waste Connections, Inc	1,101
84,414	e	Western Gas Resources, Inc	3,975
41,700		WGL Holdings, Inc	1,254
500,335		Williams Cos, Inc	11,593

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	225,406

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 4.07%
8,400	e*	Adaptec, Inc	49
56,642	e*	ADC Telecommunications, Inc	1,265
3,023	*	Advanced Energy Industries, Inc	36
210,195	e*	Advanced Micro Devices, Inc	6,432
14,619	*	Agere Systems, Inc	189
162,200	e*	Altera Corp	3,006
77,993	e	American Power Conversion Corp	1,716
4,555	e*	American Superconductor Corp	36
172,690		Ametek, Inc	7,346
5,400	e*	Amkor Technology, Inc	30
119,618	e	Analog Devices, Inc	4,291
54,420	e*	Andrew Corp	584
6,411	e*	Arris Group, Inc	61
53,100	e*	Artesyn Technologies, Inc	547
30,000	e	Baldor Electric Co	770
700	e	Bel Fuse, Inc (Class B)	22
79,519	e*	Broadcom Corp (Class A)	3,749
34,720	e*	Broadwing Corp	210
81,599	e*	Brocade Communications Systems, Inc	332
23,300	e	C&D Technologies, Inc	178
46,995	e*	C-COR, Inc	228
355,116	e*	Ciena Corp	1,055
2,594,227	*	Cisco Systems, Inc	44,413
132,544	e*	Comverse Technology, Inc	3,524
27,847	e*	Conexant Systems, Inc	63
7,400	e	CTS Corp	82
57,473	e*	Ditech Communications Corp	480
5,400	e*	DSP Group, Inc	135
3,505	e*	DTS, Inc	52
82,112	e*	Emcore Corp	609
440,300		Emerson Electric Co	32,890
3,411	e*	EndWave Corp	40
10,485	e*	Energizer Holdings, Inc	522
3,600	*	Exar Corp	45
28,195	e*	Finisar Corp	59
73,300	e*	Freescale Semiconductor, Inc (Class B)	1,845
16,700	*	Greatbatch, Inc	434
24,800	e	Harman International Industries, Inc	2,427
15,041	e*	Harmonic, Inc	73
5,700	e*	Integrated Device Technology, Inc	75

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

2,683,225		Intel Corp	$66,973
29,012	*	Interdigital Communications Corp	531
12,700	e	Intersil Corp (Class A)	316
2,800	e	Inter-Tel, Inc	55
59,373	e*	InterVoice, Inc	473
5,722	e*	IXYS Corp	67
12,500	e*	Kemet Corp	88
2,000	e*	Lifeline Systems, Inc	73
3,100		Lincoln Electric Holdings, Inc	123
2,068	*	Littelfuse, Inc	56
229,966	e*	LSI Logic Corp	1,840
1,975,312	e*	Lucent Technologies, Inc	5,254
25,583	*	Mattson Technology, Inc	257
102,718	e	Maxim Integrated Products, Inc	3,723
65,200	e*	Maxtor Corp	452
66,429	e*	McData Corp (Class A)	252
2,500	e	Methode Electronics, Inc	25
18,700	e	Microchip Technology, Inc	601
265,591	e*	Micron Technology, Inc	3,535
5,651	e*	Mobility Electronics, Inc	55
91,193		Molex, Inc	2,366
1,011,468	e	Motorola, Inc	22,849
235,717	e*	MRV Communications, Inc	483
157,400	e	National Semiconductor Corp	4,089
135,913	e*	Network Appliance, Inc	3,670
25,190	e*	Novellus Systems, Inc	608
3,266	e*	Openwave Systems, Inc	57
129,014	e*	Optical Communication Products, Inc	298
6,900	e	Park Electrochemical Corp	179
172,972	e*	Pixelworks, Inc	879
2,700		Plantronics, Inc	76
5,200	e*	Plexus Corp	118
5,600	e*	Polycom, Inc	86
15,700	e*	Power-One, Inc	95
8,800	e*	Powerwave Technologies, Inc	111
1,453	e*	QLogic Corp	47
693,566		Qualcomm, Inc	29,879
103,044	e*	Quantum Fuel Systems Technologies Worldwide, Inc	276
2,100	e*	Rogers Corp	82
31,424	e	Scientific-Atlanta, Inc	1,353
6,870	e*	Seachange International, Inc	54
2,100	*	Sigmatel, Inc	28
528,449	e*	Sirius Satellite Radio, Inc	3,541
5,696	e*	Spatialight, Inc	20
3,600	e	Spectralink Corp	43
11,400	*	Standard Microsystems Corp	327
84,452	e*	Sycamore Networks, Inc	365
24,461	e*	Symmetricom, Inc	207
11,100		Technitrol, Inc	190
15,703	*	Tekelec	218
56,053		Teleflex, Inc	3,642
265,220	*	Tellabs, Inc	2,891

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

125,172	e*	Terayon Communication Systems, Inc	$289
734,264	e	Texas Instruments, Inc	23,548
63,300	*	Thomas & Betts Corp	2,656
75,359	e*	Transwitch Corp	138
9,638	e*	Trident Microsystems, Inc	174
5,500	e*	Triquint Semiconductor, Inc	25
7,500	e*	TTM Technologies, Inc	71
43,094	e*	Utstarcom, Inc	347
2,600		Vicor Corp	41
95,428	e*	Vishay Intertechnology, Inc	1,313
104,900	e*	Vitesse Semiconductor Corp	201
50,461	e*	Westell Technologies, Inc	227
13,207		Whirlpool Corp	1,106
127,200		Xilinx, Inc	3,207
138,795	e*	Zhone Technologies, Inc	294
5,200	e*	Zoltek Cos, Inc	46

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	317,459

ENGINEERING AND MANAGEMENT SERVICES - 0.32%
16,862	e*	Amylin Pharmaceuticals, Inc	673
42,902	e*	Antigenics, Inc	204
24,675	e*	Applera Corp (Celera Genomics Group)	270
86,121	e*	Ariad Pharmaceuticals, Inc	504
49,165	e*	CuraGen Corp	151
9,318	e*	CV Therapeutics, Inc	231
130,985	e*	deCODE genetics, Inc	1,082
20,235	*	DiamondCluster International, Inc	161
3,288	e*	Digitas, Inc	41
1,420	e*	Hewitt Associates, Inc	40
18,436	e*	ICOS Corp	509
92,116	e*	Incyte Corp	492
40,810	e*	Isis Pharmaceuticals, Inc	214
800		Landauer, Inc	37
28,041	e*	Lexicon Genetics, Inc	102
16,090	e*	Lifecell Corp	307
25,220	e*	Luminex Corp	293
145,828	e	Moody's Corp	8,957
28,840	e*	Neopharm, Inc	311
3,200	*	Orchid Cellmark, Inc	24
214,126		Paychex, Inc	8,163
5,500		Pharmaceutical Product Development, Inc	341
50,944	e*	PRG-Schultz International, Inc	31
21,643	e*	Regeneron Pharmaceuticals, Inc	345
9,996	*	Rigel Pharmaceuticals, Inc	84
63,430	*	Savient Pharmaceuticals, Inc	237
88,520	e*	Seattle Genetics, Inc	418
3,100	*	Sourcecorp	74
26,200	e*	Telik, Inc	445
15,200	e*	Trimeris, Inc	175

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	24,916

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

FABRICATED METAL PRODUCTS - 0.42%
900		Ameron International Corp	$41
2,700	e	Aptargroup, Inc	141
62,880		Commercial Metals Co	2,360
60,548	e	Dynamic Materials Corp	1,818
152,900	e*	Global Power Equipment Group, Inc	691
15,906	e	Gulf Island Fabrication, Inc	387
283,100	e	Illinois Tool Works, Inc	24,910
11,067	e*	Jacuzzi Brands, Inc	93
22,796	e	Silgan Holdings, Inc	823
27,846	e	Snap-On, Inc	1,046
5,700	e	Sun Hydraulics Corp	110
5,700	e	Valmont Industries, Inc	191

		TOTAL FABRICATED METAL PRODUCTS	32,611

FOOD AND KINDRED PRODUCTS - 2.07%
46,600	e	American Italian Pasta Co (Class A)	317
180,625	e	Campbell Soup Co	5,377
1,250,500	e	Coca-Cola Co	50,408
185,000	e	Coca-Cola Enterprises, Inc	3,546
217,709		General Mills, Inc	10,737
283,450		H.J. Heinz Co	9,558
137,800		Hershey Co	7,613
3,000	e	Hormel Foods Corp	98
216,963		Kellogg Co	9,377
21,000	e	McCormick & Co, Inc (Non-Vote)	649
50,600	e	Pepsi Bottling Group, Inc	1,448
907,304		PepsiCo, Inc	53,604
2,759	e	Topps Co, Inc	21
126,545	e	Wrigley (Wm.) Jr Co	8,414

		TOTAL FOOD AND KINDRED PRODUCTS	161,167

FOOD STORES - 0.38%
320,221	e	Albertson's, Inc	6,837
436,276	*	Kroger Co	8,237
17,760	e*	Pathmark Stores, Inc	177
412,008	*	Starbucks Corp	12,364
26,600	e	Whole Foods Market, Inc	2,059

		TOTAL FOOD STORES	29,674

FURNITURE AND FIXTURES - 0.50%
257,551	e*	BE Aerospace, Inc	5,666
60,102		Hillenbrand Industries, Inc	2,970
213,478		Johnson Controls, Inc	15,565
62,244	e	Leggett & Platt, Inc	1,429
312,073		Masco Corp	9,421

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

158,910	e	Newell Rubbermaid, Inc	$3,779
500	e*	Tempur-Pedic International, Inc	6

		TOTAL FURNITURE AND FIXTURES	38,836

FURNITURE AND HOMEFURNISHINGS STORES - 0.16%
107,795	*	Bed Bath & Beyond, Inc	3,897
138,750		Best Buy Co, Inc	6,033
61,694	e	Circuit City Stores, Inc	1,394
4,200	e*	Cost Plus, Inc	72
3,933	*	Design Within Reach, Inc	21
4,400		Haverty Furniture Cos, Inc	57
200	e*	Mohawk Industries, Inc	17
27,700	e	Movie Gallery, Inc	155
53,247	e	RadioShack Corp	1,120
4,200	e*	Restoration Hardware, Inc	25
800	*	Williams-Sonoma, Inc	34

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	12,825

GENERAL BUILDING CONTRACTORS - 0.38%
301	e*	Avatar Holdings, Inc	16
9,654	e	Beazer Homes USA, Inc	703
6,924	e	Brookfield Homes Corp	344
30,700	e	Centex Corp	2,195
127,399	e	DR Horton, Inc	4,552
48,400	e	KB Home	3,517
37,000	e	Lennar Corp (Class A)	2,258
3,520	e	Lennar Corp (Class B)	200
3,300		Levitt Corp (Class A)	75
292	e	M/I Homes, Inc	12
29,214	e	MDC Holdings, Inc	1,811
228,636	e	Pulte Homes, Inc	8,999
29,562	e	Ryland Group, Inc	2,132
46,600		Standard-Pacific Corp	1,715
42,000	e*	Toll Brothers, Inc	1,455

		TOTAL GENERAL BUILDING CONTRACTORS	29,984

GENERAL MERCHANDISE STORES - 0.76%
19,200	*	BJ's Wholesale Club, Inc	568
1,687	e	Bon-Ton Stores, Inc	32
7,200	e*	Cabela's, Inc	120
297,716	e	Costco Wholesale Corp	14,728
93,865	e	Dollar General Corp	1,790
84,497	e	Family Dollar Stores, Inc	2,095
141,195		JC Penney Co, Inc	7,850
12,800	e*	Retail Ventures, Inc	159
53,000	*	Saks, Inc	894

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

2,600		Stein Mart, Inc	$47
455,025		Target Corp	25,013
270,921	e	TJX Cos, Inc	6,293

		TOTAL GENERAL MERCHANDISE STORES	59,589

HEALTH SERVICES - 0.52%
8,252	e*	Amedisys, Inc	349
4,293	e*	Bio-Reference Labs, Inc	81
160,936	*	Caremark Rx, Inc	8,335
5,000	*	Covance, Inc	243
76,539	*	Coventry Health Care, Inc	4,360
39,300	*	DaVita, Inc	1,990
16,080	*	Edwards Lifesciences Corp	669
44,688	*	Express Scripts, Inc	3,745
12,500	*	Gentiva Health Services, Inc	184
117,248	e	Health Management Associates, Inc (Class A)	2,575
21,400	e*	Laboratory Corp of America Holdings	1,152
6,276	e	LCA-Vision, Inc	298
15,820	*	LifePoint Hospitals, Inc	593
46,490	e*	Lincare Holdings, Inc	1,948
34,964	e	Manor Care, Inc	1,390
1,200	e*	Matria Healthcare, Inc	46
1,111	e*	Medcath Corp	21
155,052	*	Medco Health Solutions, Inc	8,652
47,505	e*	Nektar Therapeutics	782
8,388	e	Option Care, Inc	112
2,400	*	RehabCare Group, Inc	48
40,858	*	Specialty Laboratories, Inc	533
46,520	*	Triad Hospitals, Inc	1,825
14,518	e	Universal Health Services, Inc (Class B)	679
2,200	*	VistaCare, Inc (Class A)	28

		TOTAL HEALTH SERVICES	40,638

HOLDING AND OTHER INVESTMENT OFFICES - 1.46%
3,900	*	4Kids Entertainment, Inc	61
4,876	e	Acadia Realty Trust	98
207,368	e	Allied Capital Corp	6,090
7,100	e	AMB Property Corp	349
37,900	e	American Financial Realty Trust	455
47,700	e	Annaly Mortgage Management, Inc	522
15,600		Anthracite Capital, Inc	164
54,800	e	Anworth Mortgage Asset Corp	400
2,900		Arbor Realty Trust, Inc	75
178,815		Archstone-Smith Trust	7,491
8,800	e	Arden Realty, Inc	395
5,998	e	Ashford Hospitality Trust, Inc	63
36,567	e	AvalonBay Communities, Inc	3,264
5,800		Bedford Property Investors	127

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

20,900	e	Bimini Mortgage Management, Inc (Class A)	$189
68,455		Boston Properties, Inc	5,075
600	e	Brandywine Realty Trust	17
6,300		Capital Lease Funding, Inc	66
1,200		Capital Trust, Inc	35
12,714	e	Cedar Shopping Centers, Inc	179
4,675		Colonial Properties Trust	196
80,458	e	Crescent Real Estate Equities Co	1,595
1,200	e	Developers Diversified Realty Corp	56
79,164		Duke Realty Corp	2,644
10,051		Equity Inns, Inc	136
548,414		Equity Office Properties Trust	16,633
286,388	e	Equity Residential	11,203
18,247	e	FelCor Lodging Trust, Inc	314
50,546	e	Friedman Billings Ramsey Group, Inc	500
88,351	e	General Growth Properties, Inc	4,152
2,700	e	Gladstone Capital Corp	58
12,011	e	Glenborough Realty Trust, Inc	217
7,621		Government Properties Trust, Inc	71
25,208	e	Harris & Harris Group, Inc	350
32,500	e	Health Care Property Investors, Inc	831
905		Health Care REIT, Inc	31
5,594	e	Highland Hospitality Corp	62
15,546	e	Highwoods Properties, Inc	442
15,500	e	HomeBanc Corp	116
16,250	e	Hospitality Properties Trust	652
112,900	e	Host Marriott Corp	2,139
23,518	e	HRPT Properties Trust	243
2,200	e	Investors Real Estate Trust	20
73,200		iStar Financial, Inc	2,610
121,000		Kimco Realty Corp	3,882
9,265	e	LTC Properties, Inc	195
77,700	e	Luminent Mortgage Capital, Inc	584
1,000		Macerich Co	67
900	e	Mack-Cali Realty Corp	39
47,300		MFA Mortgage Investments, Inc	270
2,680		Mid-America Apartment Communities, Inc	130
11,900	e	MortgageIT Holdings, Inc	163
5,061	e	National Health Investors, Inc	131
38,004		New Plan Excel Realty Trust	881
11,150	e	Omega Healthcare Investors, Inc	140
600	e	Pan Pacific Retail Properties, Inc	40
5,500	e	Post Properties, Inc	220
102,124		Prologis	4,771
95,119	e	Public Storage, Inc	6,441
2,700	e	RAIT Investment Trust	70
5,373		Redwood Trust, Inc	222
700		Regency Centers Corp	41
5,366		Senior Housing Properties Trust	91
150,278	e	Simon Property Group, Inc	11,516
7,800		Sun Communities, Inc	245
1,300	e	Town & Country Trust	44

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

21,806	e	Trustreet Properties, Inc	$319
1,900		United Dominion Realty Trust, Inc	45
4,600		Universal Health Realty Income Trust	144
6,860	e	Urstadt Biddle Properties, Inc (Class A)	111
98,503		Vornado Realty Trust	8,222
120,825		Weingarten Realty Investors	4,568
15,216		Winston Hotels, Inc	151

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	114,129

HOTELS AND OTHER LODGING PLACES - 0.12%
7,561	e*	Bluegreen Corp	120
109,560		Choice Hotels International, Inc	4,575
65,089	e*	Gaylord Entertainment Co	2,837
21,467	e*	Great Wolf Resorts, Inc	221
26,388	e*	La Quinta Corp	294
43,668		Marcus Corp	1,026

		TOTAL HOTELS AND OTHER LODGING PLACES	9,073

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.68%
574,944		3M Co	44,558
79,500	e*	AGCO Corp	1,317
1,300	e	Alamo Group, Inc	27
2,600		Albany International Corp (Class A)	94
67,600		American Standard Cos, Inc	2,701
318,894	e*	Apple Computer, Inc	22,925
649,716		Applied Materials, Inc	11,656
6,000	e*	Astec Industries, Inc	196
9,500	e*	Axcelis Technologies, Inc	45
28,525		Black & Decker Corp	2,480
4,000	e	Briggs & Stratton Corp	155
15,494	e*	Brooks Automation, Inc	194
8,500	e	Carlisle Cos, Inc	588
6,579	e	CDW Corp	379
7,200	e*	Cirrus Logic, Inc	48
16,222	*	Cooper Cameron Corp	672
37,800	e	Cummins, Inc	3,392
192,830		Deere & Co	13,134
1,022,039	*	Dell, Inc	30,651
1,000	e	Donaldson Co, Inc	32
17,350	e*	Dril-Quip, Inc	819
958,140	*	EMC Corp	13,050
9,460	*	Emulex Corp	187
6,494	e*	EnPro Industries, Inc	175
5,149	e*	Entegris, Inc	48
7,700	*	Flowserve Corp	305
5,556	e*	FMC Technologies, Inc	238
3,394	e*	Gehl Co	89
118,575	e	Graco, Inc	4,326

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

157,563	e*	Grant Prideco, Inc	$6,952
1,298,523	e	Hewlett-Packard Co	37,177
8,764	e*	Hydril	549
2,986	e*	Intermec, Inc	101
721,457		International Business Machines Corp	59,304
40,769	*	Jabil Circuit, Inc	1,512
2,300	e*	Kulicke & Soffa Industries, Inc	20
9,944	e*	Lam Research Corp	355
39,462	e*	Lexmark International, Inc	1,769
4,800		Lindsay Manufacturing Co	92
6,754	e	Lufkin Industries, Inc	337
42,800	e	Modine Manufacturing Co	1,395
8,038	e	NN, Inc	85
28,000	e	Nordson Corp	1,134
20,684	e*	Nuance Communications, Inc	158
7,286	*	Oil States International, Inc	231
43,650	e*	Palm, Inc	1,388
5,200	e*	Paxar Corp	102
21,800	e	Pentair, Inc	752
43,700	e*	Quantum Corp	133
1,900	e	Robbins & Myers, Inc	39
39,232	e*	SanDisk Corp	2,464
45,177	e*	Semitool, Inc	491
150,786	e	Smith International, Inc	5,596
503,386	*	Solectron Corp	1,842
22,138	e	SPX Corp	1,013
86,524	e	Stanley Works	4,157
6,100		Tennant Co	317
8,326	e*	TurboChef Technologies, Inc	120
10,500	e*	Ultratech, Inc	172
39,294	*	Varian Medical Systems, Inc	1,978
19,592	e*	Western Digital Corp	365

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	286,581

INSTRUMENTS AND RELATED PRODUCTS - 3.50%
6,600	e*	ADE Corp	159
22,218	e*	Advanced Medical Optics, Inc	929
17,804	e*	Affymetrix, Inc	850
35,872	e*	Align Technology, Inc	232
131,585	e	Allergan, Inc	14,206
3,704	e	Analogic Corp	177
1,500	*	Animas Corp	36
188,825	e	Applera Corp (Applied Biosystems Group)	5,015
5,200	e	Arrow International, Inc	151
3,533	e*	August Technology Corp	39
37,194		Bard (C.R.), Inc	2,452
30,955	e	Bausch & Lomb, Inc	2,102
438,937		Baxter International, Inc	16,526
16,896		Beckman Coulter, Inc	961
214,472		Becton Dickinson & Co	12,885

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

158,905	e	Biomet, Inc	$5,811
18,512	e*	Biosite, Inc	1,042
335,990	*	Boston Scientific Corp	8,228
3,700	e*	Bruker BioSciences Corp	18
3,100	*	Candela Corp	45
5,797	e*	Cepheid, Inc	51
5,170	*	Coherent, Inc	153
500		Cooper Cos, Inc	26
4,791	e*	Credence Systems Corp	33
49,038	e	Dentsply International, Inc	2,633
3,500	e*	DJ Orthopedics, Inc	97
4,900	e*	Encore Medical Corp	24
7,094	e*	FARO Technologies, Inc	142
49,497	e*	Fisher Scientific International, Inc	3,062
152,032		Guidant Corp	9,844
6,800	e*	Hologic, Inc	258
1,700	e*	ICU Medical, Inc	67
5,331	e*	I-Flow Corp	78
14,163	*	Illumina, Inc	200
8,400	e*	Input/Output, Inc	59
3,000	e*	Integra LifeSciences Holdings Corp	106
8,990	e*	Intuitive Surgical, Inc	1,054
8,900	e	Invacare Corp	280
19,861	e*	Ista Pharmaceuticals, Inc	126
1,300	*	Itron, Inc	52
1,543,842		Johnson & Johnson	92,785
2,900	e	Keithley Instruments, Inc	41
48,670		Kla-Tencor Corp	2,401
4,317	e*	Laserscope	97
3,300	e*	LeCroy Corp	50
25,500	e*	Lexar Media, Inc	209
28,700	*	LTX Corp	129
2,579	e*	Measurement Specialties, Inc	63
669,862		Medtronic, Inc	38,564
6,400	e*	Mettler-Toledo International, Inc	353
11,632	*	Millipore Corp	768
5,300	e*	MKS Instruments, Inc	95
1,900	e*	Molecular Devices Corp	55
5,900	e	Movado Group, Inc	108
83,569	e*	Nanogen, Inc	219
3,164	e	Oakley, Inc	46
3,688	e*	Palomar Medical Technologies, Inc	129
102,828		PerkinElmer, Inc	2,423
2,200	e*	Photon Dynamics, Inc	40
207,301		Pitney Bowes, Inc	8,758
6,200	*	Respironics, Inc	230
2,100	e*	Rudolph Technologies, Inc	27
173,852	*	St. Jude Medical, Inc	8,727
4,600		STERIS Corp	115
191,130	e	Stryker Corp	8,492
11,200	*	Techne Corp	629
32,506		Tektronix, Inc	917

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

88,074	*	Thermo Electron Corp	$2,654
1,600	*	Thoratec Corp	33
26,444	e*	TriPath Imaging, Inc	160
1,600		Vital Signs, Inc	69
45,643	*	Waters Corp	1,725
303,173	e*	Xerox Corp	4,442
109,320	*	Zimmer Holdings, Inc	7,373
1,100	*	Zoll Medical Corp	28

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	273,163

INSURANCE AGENTS, BROKERS AND SERVICE - 0.45%
28,200	e	Brown & Brown, Inc	861
5,700	e	Clark, Inc	76
4,400	e	Crawford & Co (Class B)	25
81,210	e	Gallagher (Arthur J.) & Co	2,508
203,245		Hartford Financial Services Group, Inc	17,457
1,100	e	Hilb Rogal & Hobbs Co	42
444,960		Marsh & McLennan Cos, Inc	14,132
4,200	e*	USI Holdings Corp	58

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	35,159

INSURANCE CARRIERS - 3.31%
150,900		Aetna, Inc	14,231
349,570	e	Aflac, Inc	16,227
100	*	Alleghany Corp	28
90,600		Ambac Financial Group, Inc	6,982
7,500		American Financial Group, Inc	287
850	*	American Physicians Capital, Inc	39
7,900	*	AMERIGROUP Corp	154
186,957	e	Chubb Corp	18,256
89,000		Cigna Corp	9,941
162,584		Cincinnati Financial Corp	7,264
1,800		Commerce Group, Inc	103
30,842		Erie Indemnity Co (Class A)	1,641
75,982		Fidelity National Financial, Inc	2,795
24,900		First American Corp	1,128
1,251	*	Fpic Insurance Group, Inc	43
54,972	*	Health Net, Inc	2,834
2,616	*	HealthExtras, Inc	66
4,400		Horace Mann Educators Corp	83
91,014	*	Humana, Inc	4,945
3,506	e	Infinity Property & Casualty Corp	131
95,760	e	Jefferson-Pilot Corp	5,452
172,330		Lincoln National Corp	9,139
1,400	e*	Markel Corp	444
113,799	e	MBIA, Inc	6,846
5,900	e	Mercury General Corp	344
69,700	e	MGIC Investment Corp	4,588

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

1,500	*	Molina Healthcare, Inc	$40
22,800	e	Phoenix Cos, Inc	311
13,997	e*	PMA Capital Corp (Class A)	128
40,300	e	PMI Group, Inc	1,655
1,400		Presidential Life Corp	27
194,525	e	Principal Financial Group	9,226
113,070	e	Progressive Corp	13,204
370,706	e	Prudential Financial, Inc	27,132
26,100	e	Radian Group, Inc	1,529
118,800	e	Safeco Corp	6,712
507,177		St. Paul Travelers Cos, Inc	22,656
3,500	e*	Triad Guaranty, Inc	154
562,728	e	UnitedHealth Group, Inc	34,968
147,488	e	UnumProvident Corp	3,355
17,600	e	W.R. Berkley Corp	838
280,408	*	WellPoint, Inc	22,374

		TOTAL INSURANCE CARRIERS	258,300

LEATHER AND LEATHER PRODUCTS - 0.09%
199,600	e*	Coach, Inc	6,655
400	*	Timberland Co (Class A)	13
14,200		Weyco Group, Inc	271

		TOTAL LEATHER AND LEATHER PRODUCTS	6,939

LEGAL SERVICES - 0.00% **
3,600	e*	FTI Consulting, Inc	99

		TOTAL LEGAL SERVICES	99

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.00% **
11,695	e	Laidlaw International, Inc	272

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	272

LUMBER AND WOOD PRODUCTS - 0.01%
28,547	e*	Champion Enterprises, Inc	389
4,415		Skyline Corp	161

		TOTAL LUMBER AND WOOD PRODUCTS	550

METAL MINING - 0.14%
52,496	e	Cleveland-Cliffs, Inc	4,649
183,261	e	Royal Gold, Inc	6,365

		TOTAL METAL MINING	11,014

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.14%
19,178		Callaway Golf Co	$265
10,758	e	Charles & Colvard Ltd	217
58,200	*	Identix, Inc	292
10,946	e*	Jakks Pacific, Inc	229
39,060	e*	K2, Inc	395
9,675	e	Marine Products Corp	102
463,424	e	Mattel, Inc	7,331
28,761	e*	RC2 Corp	1,022
59,200	e	Russ Berrie & Co, Inc	676
2,500	e*	Steinway Musical Instruments, Inc	64

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	10,593

MISCELLANEOUS RETAIL - 0.75%
152,855	e*	Amazon.com, Inc	7,207
4,500		Barnes & Noble, Inc	192
600		Blair Corp	23
403,342		CVS Corp	10,656
15,723	e*	Dollar Tree Stores, Inc	376
62,013	e*	GSI Commerce, Inc	936
13,700		Michaels Stores, Inc	485
77,755	e*	Office Depot, Inc	2,442
16,503	e*	Overstock.com, Inc	465
308,113		Staples, Inc	6,997
30,376	e	Tiffany & Co	1,163
521,071	e	Walgreen Co	23,063
122,164	e	World Fuel Services Corp	4,119

		TOTAL MISCELLANEOUS RETAIL	58,124

MOTION PICTURES - 0.98%
3,931	e*	Avid Technology, Inc	215
3,300	e	Carmike Cinemas, Inc	84
176,089	e*	Discovery Holding Co (Class A)	2,668
22,100	*	DreamWorks Animation SKG, Inc (Class A)	543
28,034	e*	Pixar	1,478
26,141	e	Regal Entertainment Group (Class A)	497
16,388	e*	Time Warner Telecom, Inc (Class A)	161
2,268,099		Time Warner, Inc	39,555
1,300,695	e	Walt Disney Co	31,178

		TOTAL MOTION PICTURES	76,379

NONDEPOSITORY INSTITUTIONS - 2.35%
42,023		Advanta Corp (Class A)	1,266
85,626	e	American Capital Strategies Ltd	3,100
782,671	e	American Express Co	40,276
22,500	e*	AmeriCredit Corp	577

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

148,454		Capital One Financial Corp	$12,826
78,600	e	CapitalSource, Inc	1,761
17,400	e	CharterMac	369
166,983		CIT Group, Inc	8,646
800	*	Collegiate Funding Services LLC	16
9,173	e*	CompuCredit Corp	353
305,568		Countrywide Financial Corp	10,447
203,300	e	Doral Financial Corp	2,155
566,646		Fannie Mae	27,658
8,675	e	Federal Agricultural Mortgage Corp (Class C)	260
6,300	e	Financial Federal Corp	280
26,300	e	First Marblehead Corp	864
476,802		Freddie Mac	31,159
742,385		MBNA Corp	20,156
59,072	e	MCG Capital Corp	862
351,951		SLM Corp	19,389
705		Westcorp	47
3,300	*	WFS Financial, Inc	251
4,660	e*	World Acceptance Corp	133

		TOTAL NONDEPOSITORY INSTITUTIONS	182,851

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
99,868	e	AMCOL International Corp	2,049
12,900	e	Compass Minerals International, Inc	317
15,000		Florida Rock Industries, Inc	736
100,663		Vulcan Materials Co	6,820

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	9,922

OIL AND GAS EXTRACTION - 2.94%
341,169		Anadarko Petroleum Corp	32,326
414,426	e	Apache Corp	28,396
20,476	*	Atlas America, Inc	1,233
4,085	e*	Atwood Oceanics, Inc	319
11,519	e	Berry Petroleum Co (Class A)	659
12,550	e	Cabot Oil & Gas Corp (Class A)	566
22,974	e*	Cal Dive International, Inc	825
27,184	e*	Callon Petroleum Co	480
54,968	e*	Cheniere Energy, Inc	2,046
203,497	e	Chesapeake Energy Corp	6,457
46,152	e	Cimarex Energy Co	1,985
21,613	*	Clayton Williams Energy, Inc	902
20,725	e*	Comstock Resources, Inc	632
15,757	e*	Delta Petroleum Corp	343
175,338	e*	Denbury Resources, Inc	3,994
496,884	e	Devon Energy Corp	31,075
17,038	*	Edge Petroleum Corp	424
7,201	*	Encore Acquisition Co	231
68,159	*	Energy Partners Ltd	1,485

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

186,136	e	ENSCO International, Inc	$8,255
341,716		Equitable Resources, Inc	12,538
55,136	e*	Forest Oil Corp	2,513
8,897	e*	FX Energy, Inc	71
16,582	e*	Global Industries Ltd	188
45,337	e*	Grey Wolf, Inc	350
55,116	e*	Harvest Natural Resources, Inc	489
103,835	e	Helmerich & Payne, Inc	6,428
11,390	*	Houston Exploration Co	601
54,692	e*	KCS Energy, Inc	1,325
140,689	e*	Meridian Resource Corp	591
80,389	e*	National Oilwell Varco, Inc	5,040
119,240	*	Newfield Exploration Co	5,970
289,790		Noble Energy, Inc	11,679
8,831	*	Oceaneering International, Inc	440
48,248	*	PetroHawk Energy Corp	638
10,571	*	Petroleum Development Corp	352
16,300	e*	Petroquest Energy, Inc	135
128,017		Pioneer Natural Resources Co	6,563
61,817	*	Plains Exploration & Production Co	2,456
75,300	e	Pogo Producing Co	3,751
122,390	e*	Pride International, Inc	3,764
64,013	e*	Quicksilver Resources, Inc	2,689
102,753	e	Range Resources Corp	2,707
8,000	*	Remington Oil & Gas Corp	292
77,900	e	Rowan Cos, Inc	2,776
9,480		RPC, Inc	250
7,000	e	St. Mary Land & Exploration Co	258
16,278	e*	Stone Energy Corp	741
45,433	*	Swift Energy Co	2,048
3,887	e*	Syntroleum Corp	35
13,207	e*	Tetra Technologies, Inc	403
105,526	e	Tidewater, Inc	4,692
19,558	e*	Toreador Resources Corp	412
422,299	*	Transmontaigne, Inc	2,787
12,425	e*	Unit Corp	684
37,825	*	Veritas DGC, Inc	1,342
73,997		Vintage Petroleum, Inc	3,946
8,105	e*	W-H Energy Services, Inc	268
5,505	*	Whiting Petroleum Corp	220
313,786		XTO Energy, Inc	13,788

		TOTAL OIL AND GAS EXTRACTION	228,853

PAPER AND ALLIED PRODUCTS - 0.46%
60,200		Bemis Co	1,678
40,000	e	Bowater, Inc	1,229
25,800	e*	Buckeye Technologies, Inc	208
18,600		Chesapeake Corp	316
30,700	e	Glatfelter	435
278,889		Kimberly-Clark Corp	16,636

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

6,600		Longview Fibre Co	$137
233,349	e	MeadWestvaco Corp	6,541
47,600		Packaging Corp of America	1,092
11,200	e	Potlatch Corp	571
5,700		Rock-Tenn Co (Class A)	78
129,950	e	Sonoco Products Co	3,820
60,796		Temple-Inland, Inc	2,727
10,800	e	Wausau Paper Corp	128

		TOTAL PAPER AND ALLIED PRODUCTS	35,596

PERSONAL SERVICES - 0.00% **
1,616	e	Unifirst Corp	50

		TOTAL PERSONAL SERVICES	50

PETROLEUM AND COAL PRODUCTS - 0.72%
269,430		EOG Resources, Inc	19,768
99,808		Frontier Oil Corp	3,746
21,091	*	Giant Industries, Inc	1,096
68,902	e*	Headwaters, Inc	2,442
150,944		Sunoco, Inc	11,831
330,996	e	Valero Energy Corp	17,079

		TOTAL PETROLEUM AND COAL PRODUCTS	55,962

PRIMARY METAL INDUSTRIES - 0.68%
61,885	e*	Aleris International, Inc	1,995
135,325	*	Century Aluminum Co	3,547
6,900	e*	CommScope, Inc	139
553,400	*	Corning, Inc	10,880
4,400	*	General Cable Corp	87
43,376	e	Gibraltar Industries, Inc	995
12,300		Hubbell, Inc (Class B)	555
42,084	e*	Lone Star Technologies, Inc	2,174
32,200	e*	Maverick Tube Corp	1,283
53,678		Mueller Industries, Inc	1,472
70,846	e*	NS Group, Inc	2,962
162,218	e	Nucor Corp	10,823
30,445	e	Quanex Corp	1,521
130,793	e	Schnitzer Steel Industries, Inc (Class A)	4,001
58,618	e	Steel Dynamics, Inc	2,081
88,373	e	Steel Technologies, Inc	2,474
3,300	*	Superior Essex, Inc	67
15,200		Tredegar Corp	196
58,789	e*	Wheeling-Pittsburgh Corp	530
270,750	e	Worthington Industries, Inc	5,201

		TOTAL PRIMARY METAL INDUSTRIES	52,983

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

PRINTING AND PUBLISHING - 0.56%
1,300	e*	ACCO Brands Corp	$32
10,100	e	Bowne & Co, Inc	150
5,200	e*	Cenveo, Inc	68
800		CSS Industries, Inc	25
15,900		Dex Media, Inc	431
41,000	e	Dow Jones & Co, Inc	1,455
29,750	*	Dun & Bradstreet Corp	1,992
4,200	e	Ennis, Inc	76
51,552	e	EW Scripps Co	2,476
10,200		Harte-Hanks, Inc	269
6,800		Lee Enterprises, Inc	251
3,600		McClatchy Co (Class A)	213
284,484		McGraw-Hill Cos, Inc	14,688
3,113		Media General, Inc (Class A)	158
6,500		Meredith Corp	340
87,236	e	New York Times Co (Class A)	2,307
10,500	e*	Presstek, Inc	95
17,488	e*	R.H. Donnelley Corp	1,078
122,229		R.R. Donnelley & Sons Co	4,181
23,349		Standard Register Co	369
2,400	e	Thomas Nelson, Inc	59
271,862	e	Tribune Co	8,227
5,956	e	Washington Post Co (Class B)	4,556

		TOTAL PRINTING AND PUBLISHING	43,496

RAILROAD TRANSPORTATION - 0.29%
19,164	e*	Kansas City Southern Industries, Inc	468
489,510		Norfolk Southern Corp	21,945

		TOTAL RAILROAD TRANSPORTATION	22,413

REAL ESTATE - 0.00% **
16,099	e	Stewart Enterprises, Inc (Class A)	87

		TOTAL REAL ESTATE	87

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
1,800	*	Applied Films Corp	38
70,651	e	Cooper Tire & Rubber Co	1,082
5,481	e*	Deckers Outdoor Corp	151
18,500	e*	Sealed Air Corp	1,039
7,251	*	Skechers U.S.A., Inc (Class A)	111
11,100		Spartech Corp	244
1,800	e*	Trex Co, Inc	51
7,000	e	West Pharmaceutical Services, Inc	175

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2,891

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

SECURITY AND COMMODITY BROKERS - 1.50%
29,610	e	A.G. Edwards. Inc	$1,387
67,631		Ameritrade Holding Corp	1,623
7,600	e	BKF Capital Group, Inc	144
570,443	e	Charles Schwab Corp	8,368
14,136		Chicago Mercantile Exchange Holdings, Inc	5,195
3,200	e	Eaton Vance Corp	87
27,941		Federated Investors, Inc (Class B)	1,035
148,417	e	Franklin Resources, Inc	13,953
3,630	e	GAMCO Investors, Inc	158
244,176	e	Goldman Sachs Group, Inc	31,184
72,720	e	Janus Capital Group, Inc	1,355
35,052	e	Legg Mason, Inc	4,195
596,129		Merrill Lynch & Co, Inc	40,376
16,805	e*	Piper Jaffray Cos	679
36,392		SEI Investments Co	1,347
1,900		SWS Group, Inc	40
78,326		T Rowe Price Group, Inc	5,642

		TOTAL SECURITY AND COMMODITY BROKERS	116,768

SPECIAL TRADE CONTRACTORS - 0.00% **
4,050	e	Comfort Systems USA, Inc	37
3,000	e*	Layne Christensen Co	76
2,700	e*	Quanta Services, Inc	36

		TOTAL SPECIAL TRADE CONTRACTORS	149

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
2,065	e	Apogee Enterprises, Inc	34
1,122	e*	Cabot Microelectronics Corp	33
12,525	e	CARBO Ceramics, Inc	708
19,154	e	Eagle Materials, Inc	2,344
1,862	e	Eagle Materials, Inc (Class B)	219
83,512	e	Gentex Corp	1,628
4,200	e	Libbey, Inc	43

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	5,009

TEXTILE MILL PRODUCTS - 0.00% **
3,200		Oxford Industries, Inc	175

		TOTAL TEXTILE MILL PRODUCTS	175

TRANSPORTATION BY AIR - 0.45%
2,600	e*	Airtran Holdings, Inc	42
18,300	e*	Alaska Air Group, Inc	653
122,125	e*	AMR Corp	2,715

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

92,958	e*	Continental Airlines, Inc (Class B)	$1,980
47,100	e*	ExpressJet Holdings, Inc	381
164,124		FedEx Corp	16,969
45,006	e*	Frontier Airlines, Inc	416
71,083	e*	JetBlue Airways Corp	1,093
60,245	e*	Mesa Air Group, Inc	630
12,100	e*	Pinnacle Airlines Corp	81
6,600		Skywest, Inc	177
627,375	e	Southwest Airlines Co	10,308

		TOTAL TRANSPORTATION BY AIR	35,445

TRANSPORTATION EQUIPMENT - 0.58%
10,800		A.O. Smith Corp	379
4,700	e*	Accuride Corp	61
8,885	e*	Aftermarket Technology Corp	173
51,000	e	American Axle & Manufacturing Holdings, Inc	935
70,430	e	ArvinMeritor, Inc	1,013
117,096	e	Autoliv, Inc	5,319
53,585		Brunswick Corp	2,179
10,005		Coachmen Industries, Inc	118
177,709	e	Dana Corp	1,276
21,900		Federal Signal Corp	329
125,054	e*	Fleetwood Enterprises, Inc	1,544
224,750		Genuine Parts Co	9,871
46,368	e	Greenbrier Cos, Inc	1,317
205,687	e	Harley-Davidson, Inc	10,591
36,928	e	Harsco Corp	2,493
23,100	e	JLG Industries, Inc	1,055
13,886	e	Noble International Ltd	289
3,100	e*	R&B, Inc	29
59,956	e	Standard Motor Products, Inc	553
64,900	e	Superior Industries International, Inc	1,445
25,384	*	Tenneco, Inc	498
400	e	Thor Industries, Inc	16
44,061	e*	TRW Automotive Holdings Corp	1,161
217,570	e*	Visteon Corp	1,362
41,471	e	Wabash National Corp	790
1,200	e	Westinghouse Air Brake Technologies Corp	32
1,600	e	Winnebago Industries, Inc	53

		TOTAL TRANSPORTATION EQUIPMENT	44,881

TRANSPORTATION SERVICES - 0.06%
77,532	e	GATX Corp	2,798
1,898	*	HUB Group, Inc	67
27,046	e*	RailAmerica, Inc	297
65,665		Sabre Holdings Corp	1,583

		TOTAL TRANSPORTATION SERVICES	4,745

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
SHARES			(000)

TRUCKING AND WAREHOUSING - 0.38%
1,600	e*	SCS Transportation, Inc	$34
49,700	e*	SIRVA, Inc	398
390,835	e	United Parcel Service, Inc (Class B)	29,371

		TOTAL TRUCKING AND WAREHOUSING	29,803

WATER TRANSPORTATION - 0.01%
1,700	e*	Gulfmark Offshore, Inc	50
22,369	e*	Hornbeck Offshore Services, Inc	732

		TOTAL WATER TRANSPORTATION	782

WHOLESALE TRADE-DURABLE GOODS - 0.42%
158,300		Adesa, Inc	3,866
3,400		Agilysys, Inc	62
118,700	e*	Aviall, Inc	3,419
68,947	e	Barnes Group, Inc	2,275
19,700		BorgWarner, Inc	1,194
6,012	e	Building Material Holding Corp	410
39,080	e*	Castle (A.M.) & Co	853
10,000	e*	Cytyc Corp	282
140,200	e	IKON Office Solutions, Inc	1,459
21,600	e*	Ingram Micro, Inc (Class A)	430
2,400	e*	Keystone Automotive Industries, Inc	76
17,066	e*	Navarre Corp	94
29,884		Omnicare, Inc	1,710
1,400	e	Owens & Minor, Inc	39
58,324	e*	Patterson Cos, Inc	1,948
2,500	e*	PSS World Medical, Inc	37
48,136		Reliance Steel & Aluminum Co	2,942
198,467	e	Ryerson Tull, Inc	4,827
3,500	*	Tech Data Corp	139
25,700	e*	Tyler Technologies, Inc	226
92,400	e	W.W. Grainger, Inc	6,570

		TOTAL WHOLESALE TRADE-DURABLE GOODS	32,858

WHOLESALE TRADE-NONDURABLE GOODS - 0.87%
29,572	e*	Allscripts Healthcare Solutions, Inc	396
298,435	e	Cardinal Health, Inc	20,517
800	*	Dean Foods Co	30
87,798	e*	Endo Pharmaceuticals Holdings, Inc	2,657
28,000	e	Handleman Co	348
21,570	e*	Henry Schein, Inc	941
4,800	e	Kenneth Cole Productions, Inc (Class A)	122
267,603		McKesson Corp	13,806
6,600	e*	Men's Wearhouse, Inc	194
4,100	e	Myers Industries, Inc	60
122,300		Nike, Inc (Class B)	10,615

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

				MATURITY	VALUE
SHARES			RATE	DATE	(000)

2,220		Reebok International, Ltd			$129
269,010	e	Safeway, Inc			6,365
700	*	Smart & Final, Inc			9
17,900	e	Stride Rite Corp			243
10,500		Supervalu, Inc			341
345,100		Sysco Corp			10,715

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS			67,488

		TOTAL COMMON STOCKS			4,610,894
		(Cost $3,302,321)

PRINCIPAL

SHORT-TERM INVESTMENTS - 10.30%

COMMERCIAL PAPER - 1.90%
$ 24,600,000	c,d	BellSouth Corp	4.250	01/24/06	24,538
24,600,000		Goldman Sachs Group, Inc	4.230	01/04/06	24,597
15,000,000	c	Hershey Co	4.220	01/23/06	14,964
14,800,000	c,d	Kimberley-Clark Worldwide, Inc	4.220	01/17/06	14,775
24,600,000	c	Pfizer, Inc	4.140	01/09/06	24,582
20,000,000		United Parcel Service, Inc	4.030	01/25/06	19,948
24,600,000	d	Verizon Network Funding	4.270	01/17/06	24,559

		TOTAL COMMERCIAL PAPER			147,963

U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES - 5.01%
22,400,000	d	Federal Home Loan Bank (FHLB)	4.150	01/13/06	22,374
25,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	4.190	01/23/06	24,943
17,170,000		FHLMC	4.070	01/30/06	17,117
32,840,000		Federal National Mortgage Association (FNMA)	3.350	01/03/06	32,840
25,000,000		FNMA	4.160	01/05/06	24,994
25,000,000		FNMA	4.140	01/06/06	24,992
20,860,000	d	FNMA	4.150	01/10/06	20,843
23,000,000		FNMA	4.100	01/11/06	22,979
48,850,000	d	FNMA	4.100	01/12/06	48,800
17,190,000		FNMA	4.180	01/17/06	17,162
76,105,000	d	FNMA	4.170	01/18/06	75,974
27,000,000		FNMA	4.170	01/19/06	26,950
30,360,000		FNMA	4.110	02/01/06	30,257

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT AND COUPON NOTES			390,225

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

			VALUE
PRINCIPAL			(000)

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.39%
REPURCHASE AGREEMENTS - 3.39%

$ 34,502,000	Bear Stearns & Co, Inc, 4.250% Dated 12/30/05,		$34,510
	Due 01/03/2006 In the Amount of $34,510,146
	Fully Collateralized as follows:
	Federal Home Loan Bank (FHLB) 0.000% - 4.500%, 02/17/2006 - 06/12/2013	$2,260,912
	Federal Home Loan Mortgage Corp (FHLMC) 5.250% - 5.400% , 11/10/2010 - 12/28/2010	11,604,126
	Federal National Mortgage Association (FNMA) 4.000% - 7.000%, 01/26/2009 - 11/28/2017	21,399,899

	Total Market Value	35,264,937

90,000,000	Goldman Sachs & Co. 4.270% Dated 12/30/2005,		90,022
	Due 01/03/2006 In The Amount Of $90,021,350
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 4.110% , 02/16/2010	91,811,492

	Total Market Value	91,811,492

90,000,000	Merrill Lynch & Co. Inc, 4.240% Dated 12/30/2005,		90,021
	Due 01/03/2006 In The Amount Of $90,021,350
	Fully Collateralized as follows:
	Federal Farm Credit Bank (FFCB) 6.000%, 05/14/2013	22,024,575
	Federal Home Loan Bank (FHLB) 5.895%, 09/02/2025	21,080,779
	Federal National Mortgage Association (FNMA) 6.250%, 05/15/2029	26,383,117
	Tennessee Valley Authority 7.125%, 05/01/2030	22,314,893

	Total Market Value	91,803,364

50,000,000	Morgan Stanely & Co, Inc 4.250% Dated 12/30/2005,		50,012
	Due 01/03/2006 In The Amount Of $50,011,806
	Fully Collateralized as follows:
	Federal Home Loan Mortgage Corp (FHLMC) 0.000% , 01/15/2006	51,091,452

	Total Market Value	51,091,452

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED		264,565

	TOTAL SHORT-TERM INVESTMENTS		802,753
	(Cost $802,636)

	TOTAL PORTFOLIO - 108.92%		8,489,333
	(Cost $7,199,284)
	OTHER ASSETS & LIABILITIES, NET - (8.92%)		(694,916)

	NET ASSETS - 100.00%		$7,794,417

COLLEGE RETIREMENT EQUITIES FUND - Social Choice Account

*	Non-income producing
**	Percentage represents less than 0.01%
^	Amount represents less than $1,000
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2005, the value of these securities amounted to $61,828,105 or 0.79% of net assets.
h	These securities were purchased on a delayed delivery basis.
j	Zero coupon
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

Cost amounts are in thousands.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Accounts use more specific industry categories in following their investment limitations on industry concentration.

COLLEGE RETIREMENT EQUITIES FUND - Inflation-Linked Bond Account

COLLEGE RETIREMENT EQUITIES FUND
INFLATION-LINKED BOND ACCOUNT
STATEMENT OF INVESTMENTS (Unaudited)
December 31, 2005

				MATURITY	VALUE
PRINCIPAL			RATE	DATE	(000)

GOVERNMENT BONDS - 98.85%

U.S. TREASURY SECURITIES - 98.85%
$ 187,865,296	k	United States Treasury Inflation Indexed Bond	3.375	01/15/07	$189,333
222,848,610	k	United States Treasury Inflation Indexed Bond	3.625	01/15/08	228,908
199,241,754	k	United States Treasury Inflation Indexed Bond	3.875	01/15/09	209,515
148,272,868	k	United States Treasury Inflation Indexed Bond	4.250	01/15/10	160,760
149,609,065	k	United States Treasury Inflation Indexed Bond	3.500	01/15/11	159,956
82,472,757	k	United States Treasury Inflation Indexed Bond	3.375	01/15/12	88,697
284,628,174	k	United States Treasury Inflation Indexed Bond	3.000	07/15/12	301,105
264,220,619	k	United States Treasury Inflation Indexed Bond	1.875	07/15/13	260,733
270,626,038	k	United States Treasury Inflation Indexed Bond	2.000	01/15/14	269,295
247,165,311	k	United States Treasury Inflation Indexed Bond	2.000	07/15/14	246,006
245,873,734	e,k	United States Treasury Inflation Indexed Bond	1.625	01/15/15	237,057
213,411,444	e,k	United States Treasury Inflation Indexed Bond	1.875	07/15/15	210,010
324,659,402	e,k	United States Treasury Inflation Indexed Bond	2.375	01/15/25	341,902
216,760,983	e,k	United States Treasury Inflation Indexed Bond	3.625	04/15/28	280,198
252,301,780	k	United States Treasury Inflation Indexed Bond	3.875	04/15/29	341,079
69,895,034	k	United States Treasury Inflation Indexed Bond	3.375	04/15/32	91,120
356,301,151	k	United States Treasury Inflation Indexed Note	0.875	04/15/10	338,817

		TOTAL U.S. TREASURY SECURITIES			3,954,491

		TOTAL GOVERNMENT BONDS			3,954,491
		(Cost $3,858,474)

SHORT-TERM INVESTMENTS - 1.27%

COMMERCIAL PAPER - 0.18%
7,300,000		Variable Funding Capital Corp	4.170	01/03/06	7,297

		TOTAL COMMERCIAL PAPER			7,297

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED- 1.09%
REPURCHASED AGREEMENTS - 1.09%
8,345,000		Bear Stearns & Co, Inc, 4.250% Dated 12/30/05,			8,347
		Due 01/03/2006 In the Amount of $8,346,970
		Fully Collateralized as follows:
		Federal Home Loan Bank (FHLB) 0.000% - 4.500%, 02/17/2006 - 06/12/2013		$ 546,847
		Federal Home Loan Mortgage Corp (FHLMC) 5.250% - 5.400% , 11/10/2010 - 12/28/2010		2,806,691
		Federal National Mortgage Association (FNMA) 4.000% - 7.000%, 01/26/2009 - 11/28/2017		5,175,994

		Total Market Value		8,529,532

25,000,000		Goldman Sachs & Co. 4.270% Dated 12/30/2005,			25,006
		Due 01/03/2006 In The Amount Of $25,005,931
		Fully Collateralized as follows:
		Federal Home Loan Mortgage Corp (FHLMC) 4.110% , 02/16/2010		25,503,192

		Total Market Value		25,503,192

COLLEGE RETIREMENT EQUITIES FUND - Inflation-Linked Bond Account

				VALUE
PRINCIPAL				(000)

$ 10,000,000		Merrill Lynch & Co. Inc, 4.240% Dated 12/30/2005,		$10,002
		Due 01/03/2006 In The Amount Of $10,002,356
		Fully Collateralized as follows:
		Federal Farm Credit Bank (FFCB) 6.000%, 05/14/2013	$ 2,447,175
		Federal Home Loan Bank (FHLB) 5.895%, 09/02/2025	2,342,309
		Federal National Mortgage Association (FNMA) 6.250%, 05/15/2029	2,931,458
		Tennessee Valley Authority 7.125%, 05/01/2030	2,479,432

		Total Market Value	10,200,374

		TOTAL INVESTMENT OF CASH COLLATERAL

		FOR SECURITIES LOANED		43,355

		TOTAL SHORT-TERM INVESTMENTS		50,652
		(Cost $50,654)

		TOTAL PORTFOLIO - 100.12%		4,005,143
		(Cost $3,909,128)
		OTHER ASSETS & LIABILITIES, NET - (0.12%)		(4,815)

		NET ASSETS - 100.00%		$4,000,328

	e	All or a portion of these securities are out on loan.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

		Cost amounts are in thousands.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Accounts use more specific industry categories in following
		their investment limitations on industry concentration.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not Applicable.

Item 8. Portfolio Mangers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.COD ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLEGE RETIREMENT EQUITIES FUND

Date:	February 9, 2006	By: /s/Herbert M. Allison, Jr.
Herbert M. Allison, Jr.
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	February 9, 2006	By: /s/Herbert M. Allison, Jr.
Herbert M. Allison, Jr.
President and Chief Executive Officer
(principal executive officer)

Date:	February 9, 2006	By: /s/Russell Noles
Russell Noles
Vice President and Acting Chief Financial
Officer, Teachers Insurance and Annuity
Association of America
(acting principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.COD ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)